UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number File No. 811-09301

TIAA-CREF FUNDS

(Exact Name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017-3206

(Address of Principal Executive Offices) (Zip code)

Jeremy D. Franklin, Esq.

c/o TIAA

8500 Andrew Carnegie Blvd.

Charlotte, NC 28262-8500

(Name and address of agent for service)

Registrant’s telephone number, including area code: 704-595-1000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Reports to Stockholders.

Understanding your report from TIAA-CREF Funds

For the purposes of this report, “TIAA-CREF Funds” refers to the TIAA-CREF Equity Funds listed on the cover of this report, as well as the Small/Mid-Cap Equity Fund, which commenced operations on August 5, 2016.

This annual report contains information about the holdings and investment performance of the TIAA-CREF Funds as of October 31, 2016. The report contains three main sections:

•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of October 31, 2016.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the TIAA-CREF Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports, instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ portfolio holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at TIAA.org; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of October 31 or April 30; Form N-Q filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. (Call 202-551-8090 for more information.)

Proxy voting

TIAA-CREF Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at www.sec.gov. You can also call us at 800-842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at www.sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, LLC (formerly known as Teachers Advisors, Inc.). The members of these teams are responsible for the day-to-day investment management of the funds.

2	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

TIAA-CREF Market Monitor

U.S. and emerging markets post gains, foreign developed market stocks decline

For the twelve months ended October 31, 2016, U.S. stocks posted mid-single-digit gains overall, weighed down by investor concerns over slow global economic growth and uncertainty about future interest-rate increases. The Russell 3000® Index, a broad-based measure of the U.S. stock market, returned 4.2%. Among international equities, emerging markets advanced while developed markets declined.

U.S. economy builds momentum toward period-end

Gross domestic product (GDP), which measures the value of all goods and services produced in the United States, grew at an annual rate of 0.9% in the fourth quarter of 2015, dipped to 0.8% in the first quarter of 2016, edged up to 1.4% in the second quarter and jumped to 3.2% in the third quarter, according to the government’s second estimate. The acceleration in third-quarter GDP growth reflected an increase in personal consumption expenditures, exports and private inventory investment.

U.S. labor markets were resilient. Unemployment generally remained at 4.9% to 5.0% throughout the twelve-month period—dipping to 4.7% in May—and nonfarm payroll growth ranged between 144,000 and 271,000 jobs in every month of 2016 except for May, when it was 24,000. Housing demand remained strong, with existing home sales reaching a nine-year high in May. Consumer confidence climbed to a nine-year high in September, and small business confidence peaked in July.

The Consumer Price Index, a key measure of inflation, increased to 1.5% for the twelve-month period. The price of a barrel of West Texas Intermediate crude oil closed the period at $47, marginally higher than where it began on November 1, 2015, but it was highly volatile, dropping to $26 in February and recovering to $51 in June.

Value stocks top growth stocks across capitalizations

November 1, 2015–October 31, 2016

Source: U.S. investment grade: Returns of small-, mid- and large-cap value stocks are based on the Russell 2000 Value, Russell Midcap® Value and Russell 1000® Value indexes, respectively. Returns of small-, mid- and large-cap growth stocks are based on the Russell 2000 Growth, Russell Midcap Growth and Russell 1000 Growth indexes, respectively.

Investors prefer value over growth

U.S. value stocks outperformed their growth-oriented peers across all market capitalizations for the twelve months, with greater discrepancy among small- and mid-capitalizations.

In the broader market that combined both value and growth styles, equity gains for the period were relatively even across market capitalizations, with the large-cap S&P 500 Index returning 4.5%, compared with the 4.1% gain of the small-cap Russell 2000® Index.

Internationally, the MSCI All Country World ex USA Index, which covers stocks in 45 developed and emerging market nations, returned 0.2%. Emerging markets, as measured by the MSCI Emerging Markets Index, gained 9.3%, significantly outperforming the –3.2% return of non-U.S. developed market stocks, as measured by the MSCI EAFE Index, which tracks stock performance in 21 developed market nations outside North America.

Domestic investment-grade fixed-rate bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 4.4%. Global market volatility, along with historically low interest rates in major foreign countries, resulted in strong demand for U.S. fixed-income securities. Investment-grade corporate bonds were the strongest-performing sector within the Bloomberg Barclays Aggregate index.

Fed raises rates once, other central banks ease

Early in the period, plunging oil prices precipitated a drop in stock prices. The U.S. Federal Reserve raised the federal funds target rate in December 2015 to a range of 0.25%—0.50%, the first increase in this key short-term interest-rate benchmark in nine years.

In the early months of 2016, the People’s Bank of China cut bank reserve ratio requirements to promote bank lending and boost liquidity in response to concerns about its slowing economy. The European Central Bank (ECB) cut its key short-term lending and deposit rates and extended its bond-buying program into March 2017 to stimulate the European economy. The Bank of Japan introduced negative interest rates in a surprise stimulus effort.

In June 2016, attention turned to the United Kingdom and “Brexit,” its vote to leave the European Union. After initial volatility, markets rebounded. The ECB redoubled its efforts to revive Europe’s economy by buying corporate bonds, while the Bank of Japan and Bank of China stayed on the sidelines.

In the final months of the period, speculation rose that the Fed would likely raise rates again in December 2016. Uncertainty about the outcome of the U.S. election kept financial market gains modest, and yields on the 10-year U.S. Treasury note, which began the period at 2.20%, finished at 1.84% on October 31, 2016 (bond yields move in the opposite direction of prices).

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	3

About the funds’ benchmarks

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI All Country World ex USA Index measures the performance of large- and mid-cap stocks in 45 developed and emerging market countries, excluding the United States.

The MSCI EAFE Index measures the performance of the leading stocks in 21 developed market countries outside North America—in Europe, Australasia, and the Far East.

The MSCI Emerging Markets Index measures the performance of the leading stocks in 23 emerging market countries in Europe, Asia, Africa, Latin America and the Middle East.

Large-cap indexes

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Mid-cap indexes

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher relative forecasted growth rates and price/book ratios.

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower relative forecasted growth rates and price/book ratios.

Small/mid-cap index

The Russell 2500® Index is a subset of the Russell 3000 Index and measures the smallest 2,500 companies, covering small- and mid-cap market capitalizations, in the Russell 3000 Index.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

Specialty equity index

The MSCI All Country World Commodity Producers Sector Capped Index measures the performance of the stocks of commodity producers in 46 developed and emerging market nations throughout the world. The index is composed of three sectors—energy, metals and agriculture. The weight of each sector is fixed at one-third of the index.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

Russell 1000, Russell 2000, Russell 3000 and Russell Midcap are trademarks and service marks of Russell Investments. TIAA products are not promoted or sponsored by, or affiliated with, Russell Investments. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

4	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear on the performance pages are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs or the costs incurred by the fund for buying and selling securities. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2016–October 31, 2016).

Actual expenses

The first section of each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses may have been higher.

Hypothetical example for comparison purposes

The second line in each share class’s entry shows hypothetical account values and expenses based on the share class’s actual expense ratio for the six-month period and an assumed 5% per year rate of return before expenses. This was not the share class’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period but rather allows you to compare the ongoing costs of investing in the fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	5

Enhanced Large-Cap Growth Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2016
Information technology	33.1
Consumer discretionary	18.4
Health care	13.9
Industrials	11.7
Consumer staples	10.1
Financials	5.1
Materials	4.3
Real estate	1.7
Telecommunication services	1.2
Energy	0.3
Short-term investments, other assets & liabilities, net	0.2
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2016
More than $50 billion	53.8
More than $15 billion–$50 billion	23.9
More than $2 billion–$15 billion	21.9
$2 billion or less	0.4
Total	100.0

Performance for the twelve months ended October 31, 2016

The Enhanced Large-Cap Growth Index Fund returned 2.68% for the Institutional Class, compared with the 2.28% return of its benchmark, the Russell 1000® Growth Index. The table below shows returns for all share classes of the fund.

Amid volatility, equity markets advance as U.S. growth continues

The U.S. economy grew at an annualized rate of 3.2% for the third quarter of 2016, according to the government’s second estimate of Gross Domestic Product, which measures the value of all goods and services produced in the nation. Unemployment remained virtually unchanged, hovering around 5.0% and declining to 4.9% in October 2016. In mid-December 2015, the Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark—to a range of 0.25%–0.50%.

Domestic equity markets advanced during the period but remained volatile as investors anticipated the U.S. elections and grew concerned about the duration of the market’s long rise since 2009. Investors were encouraged by solid economic data but discouraged by fears of further Fed rate hikes. Stocks stumbled in the early summer after Britain’s vote to exit from the European Union but quickly regained lost ground.

For the twelve-month period, the Russell 3000® Index, a broad measure of the U.S. stock market, returned 4.24%. Large caps outperformed small- and mid-cap stocks, while value stocks topped their growth counterparts. (Returns by investment style and capitalization size are based on the Russell Indexes.)

For the five years ended October 31, 2016, the Russell 1000 Growth Index had an average annual gain of 13.65%, slightly higher than the 13.31% and 13.35% average annual returns of the Russell 1000 Value Index and the Russell 3000 Index, respectively.

Performance as of October 31, 2016

		Total	Average annual
		return	total return
Enhanced Large-Cap Growth Index Fund	Inception date	1 year	5 years		since inception
Institutional Class	11/30/2007	2.68%	12.82%		7.26%
Advisor Class	12/4/2015	2.65 *	12.81	*	7.26	*
Russell 1000 Growth Index	—	2.28	13.65		7.57	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If those higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.
†	Performance is calculated from the inception date of the Institutional Class.

6	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

Technology leads the benchmark higher

Eight out of the eleven industry sectors in the Russell 1000 Growth Index generated positive returns for the period. Information technology, the largest sector, rose 8.4% and made the largest contribution to returns. Consumer discretionary, the second-largest sector, returned –1.1%. Health care, the third-largest sector, had the second-worst performance, with a return of –8.9%, while the consumer staples and industrials sectors had returns of 5.0% and 3.0%, respectively. Together, these five sectors represented 88.2% of the benchmark’s total market capitalization at period-end. With a –13.8% return, energy was the worst-performing sector. Its weighting was just 0.6%, however.

Four of the benchmark’s five-largest holdings outperformed the benchmark’s returns. These were Facebook, Amazon.com, Microsoft and Alphabet, the parent company of Google. Apple, the benchmark’s largest stock, underperformed for the period, hurt by declining iPhone sales.

Stock allocations help the fund outperform its benchmark

The fund’s enhanced indexing strategy uses quantitative (mathematical) modeling techniques to construct a portfolio that resembles the risk characteristics of the fund’s benchmark index, while seeking to outperform that index. In terms of portfolio holdings, the fund diverges from its benchmark more than a fund that uses a pure indexing strategy.

During the period, stock selections using the enhanced indexing methodology generally helped the fund outperform its benchmark. The top contributor was an overweight in semiconductor and telecommunications equipment maker QUALCOMM, which posted strong earnings results. Next was an overweight position in Tyson Foods, which delivered double-digit gains, followed by an overweight in telecom giant AT&T, which had solid profits in its wireless business.

These positive effects were partly offset by an overweight position in health care firm McKesson Corp, which was hurt by increased pricing pressures. Next in line were overweight positions in Express Scripts, a large pharmacy benefit management company, and American Airlines, both of which declined during the period.

$10,000 invested at fund’s inception

Institutional Class (inception November 30, 2007)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2016
			Expenses
			paid
Enhanced	Beginning	Ending	during
Large-Cap	account	account	period*
Growth	value	value	(5/1/16–
Index Fund	(5/1/16)	(10/31/16)	10/31/16)
Actual return
Institutional Class	$1,000.00	$1,036.28	$1.74
Advisor Class	1,000.00	1,037.24	1.33
5% annual hypothetical return
Institutional Class	1,000.00	1,023.43	1.73
Advisor Class	1,000.00	1,023.83	1.32

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.34% for the Institutional Class and 0.26% for the Advisor Class. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	7

Enhanced Large-Cap Value Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2016
Financials	24.2
Energy	12.2
Information technology	11.7
Health care	10.0
Industrials	9.0
Consumer staples	8.7
Consumer discretionary	5.7
Utilities	5.5
Materials	4.9
Telecommunication services	4.1
Real estate	3.8
Short-term investments, other assets & liabilities, net	0.2
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2016
More than $50 billion	49.9
More than $15 billion–$50 billion	23.5
More than $2 billion–$15 billion	26.4
$2 billion or less	0.2
Total	100.0

Performance for the twelve months ended October 31, 2016

The Enhanced Large-Cap Value Index Fund returned 4.10% for the Institutional Class, compared with the 6.37% return of its benchmark, the Russell 1000® Value Index. The table below shows returns for all share classes of the fund.

Amid volatility, equity markets advance as U.S. growth continues

The U.S. economy grew at an annualized rate of 3.2% for the third quarter of 2016, according to the government’s second estimate of Gross Domestic Product, which measures the value of all goods and services produced in the nation. Unemployment remained virtually unchanged, hovering around 5.0% and declining to 4.9% in October 2016. In mid-December 2015, the Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark—to a range of 0.25%–0.50%.

Domestic equity markets advanced during the period but remained volatile as investors anticipated the U.S. elections and grew concerned about the duration of the market’s long rise since 2009. Investors were encouraged by solid economic data but discouraged by fears of further Fed rate hikes. Stocks stumbled in the early summer after Britain’s vote to exit from the European Union but quickly regained lost ground.

For the twelve-month period, the Russell 3000® Index, a broad measure of the U.S. stock market, returned 4.24%. Large caps outperformed small- and mid-cap stocks, while value stocks topped their growth counterparts. (Returns by investment style and capitalization size are based on the Russell Indexes.)

For the five years ended October 31, 2016, the Russell 1000 Value Index had an average annual gain of 13.31%, slightly lower than the 13.65% and 13.35% average annual returns of the Russell 1000 Growth Index and the Russell 3000 Index, respectively.

Performance as of October 31, 2016
		Total	Average annual
		return	total return
Enhanced Large-Cap Value Index Fund	Inception date	1 year	5 years		since inception
Institutional Class	11/30/2007	4.10%	12.22%		4.75%
Advisor Class	12/4/2015	4.09 *	12.21	*	4.75	*
Russell 1000 Value Index	—	6.37	13.31		5.39	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If those higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.
†	Performance is calculated from the inception date of the Institutional Class.

8	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

Utilities rally, supporting benchmark gains

Ten of the eleven industry sectors of the fund’s benchmark posted gains for the period. Utilities and information technology contributed the most to the benchmark’s return, advancing 17.7% and 13.8%, respectively. Sizable gains also came from materials at 13.6% and consumer staples at 12.8%. These four sectors constituted more than one-quarter of the index’s total market capitalization on October 31, 2016. Consumer discretionary was the only sector to suffer losses at -3.3% as department store sales remained relatively tepid.

Three of the benchmark’s five largest stocks posted higher returns than the overall index performance for the twelve months. These were Johnson & Johnson, AT&T and JPMorgan Chase, all of which generated double-digit gains. Despite advancing, the stocks of Berkshire Hathaway and Exxon Mobil trailed the benchmark’s return.

The fund advances but trails its benchmark

The fund’s enhanced indexing strategy uses quantitative (mathematical) modeling techniques to construct a portfolio that resembles the risk characteristics of the fund’s benchmark index, while seeking to outperform that index. In terms of portfolio holdings, the fund diverges from its benchmark more than a fund that uses a pure indexing strategy.

The fund underperformed its benchmark during the period, hurt most by an underweight position in AT&T, which generated substantial gains and was the largest detractor from relative returns. Next in line were overweight positions in poorly performing retailer GameStop and agricultural chemicals firm CF Industries. GameStop was hurt by disappointing software sales, while CF Industries suffered from a decline in revenue.

These negative effects were partly offset by an overweight position in energy producer Continental Resources, which benefited from a rise in oil prices, followed by an underweight in Liberty Media. An overweight position in NVIDIA further contributed to the fund’s relative performance as the information technology company generated triple-digit gains.

$10,000 invested at fund’s inception

Institutional Class (inception November 30, 2007)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2016
			Expenses
			paid
Enhanced	Beginning	Ending	during
Large-Cap	account	account	period*
Value	value	value	(5/1/16–
Index Fund	(5/1/16)	(10/31/16)	10/31/16)
Actual return
Institutional Class	$1,000.00	$1,041.17	$1.74
Advisor Class	1,000.00	1,042.30	1.39
5% annual hypothetical return
Institutional Class	1,000.00	1,023.43	1.73
Advisor Class	1,000.00	1,023.78	1.37

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.34% for the Institutional Class and 0.27% for the Advisor Class. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	9

Growth & Income Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2016
Information technology	25.6
Consumer discretionary	13.9
Health care	13.2
Financials	11.7
Consumer staples	9.6
Industrials	8.5
Energy	7.7
Materials	3.0
Utilities	2.1
Telecommunication services	1.7
Real estate	0.3
Short-term investments, other assets & liabilities, net	2.7
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2016
More than $50 billion	56.7
More than $15 billion–$50 billion	21.4
More than $2 billion–$15 billion	19.3
$2 billion or less	2.6
Total	100.0

Performance for the twelve months ended October 31, 2016

The Growth & Income Fund returned 2.32% for the Institutional Class, compared with the 4.51% return of its benchmark, the S&P 500® Index. The table below shows returns for all share classes of the fund.

Amid volatility, equity markets advance as U.S. growth continues

The U.S. economy grew at an annualized rate of 3.2% for the third quarter of 2016, according to the government’s second estimate of Gross Domestic Product, which measures the value of all goods and services produced in the nation. Unemployment remained virtually unchanged, hovering around 5.0% and declining to 4.9% in October 2016. In mid-December 2015, the Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark—to a range of 0.25%–0.50%.

Domestic equity markets advanced during the period but remained volatile as investors anticipated the U.S. elections and grew concerned about the duration of the market’s long rise since 2009. Investors were encouraged by solid economic data but discouraged by fears of further Fed rate hikes. Stocks stumbled in the early summer after Britain’s vote to exit from the European Union but quickly regained lost ground.

Investors favored the stocks of large-capitalization companies for their relative stability, higher liquidity and dividend yields. As a result, the predominantly large-cap S&P 500 Index gained more than the 4.24% return of the Russell 3000® Index at period-end. A substantial portion of the Russell 3000 consists of small-and mid-cap stocks, both of which underperformed large caps for the period.

For the ten years ended October 31, 2016, the S&P 500 Index posted an average annual gain of 6.70%, compared with an average annual return of 6.76% for the Russell 3000 Index.

Performance as of October 31, 2016

		Total	Average annual
		return	total return
Growth & Income Fund	Inception date	1 year	5 years		10 years
Institutional Class	7/1/1999	2.32%	13.41%		8.35%
Advisor Class	12/4/2015	2.32 *	13.41	*	8.35	*
Premier Class	9/30/2009	2.16	13.25		8.24	*
Retirement Class	10/1/2002	2.11	13.13		8.08
Retail Class	3/31/2006	2.05	13.05		8.06
S&P 500 Index	—	4.51	13.57		6.70

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

10	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

Technology leads the benchmark higher

Nine of the eleven sectors in the benchmark increased in value during the twelve-month period. Information technology, the largest sector in the benchmark, gained 10.8%, benefiting from rising sales and profit growth. Consumer staples and industrials also outperformed, gaining 8.6% and 7.5%, respectively. Collectively, the three sectors made up more than 40.0% of the index’s total market capitalization as of October 31, 2016. Among the other large sectors in the index, the health care and consumer discretionary sectors both declined, with returns of –4.0% and –1.8%, respectively. Utilities, one of the smaller sectors, had the highest returns, with a gain of 17.1%.

Among the benchmark’s five largest holdings by weight at period-end, the top performers were Johnson & Johnson, Microsoft and Alphabet, the parent company of Google. Exxon Mobil slightly underperformed the benchmark, while Apple, the benchmark’s largest weighting, had negative single-digit returns.

Fund underperforms during the period

The fund trailed its benchmark largely because of certain stock allocations. The largest individual detractors from performance included underweight positions in telecommunications firm Verizon Communications and health care giant Johnson & Johnson, both of which performed well. Verizon reported higher-than-expected profits early in the period, and Johnson & Johnson benefitted from strong drug sales and stronger-than-expected earnings. Owning out-of-benchmark Norwegian Cruise Lines, which performed poorly, also hurt returns.

Helping to offset these factors, several fund positions contributed positively to its performance relative to the benchmark. Chief among these were a position in Continental Resources, an out-of-benchmark energy firm that performed well due to the recovery in oil prices, and an overweight position in NVIDIA, a thriving technology firm that makes processing chips for a variety of games, virtual reality devices and driverless cars. The fund also benefited from an overweight position in Hess Corporation, another energy firm.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2016

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Growth &	value	value	(5/1/16–
Income Fund	(5/1/16)	(10/31/16)	10/31/16)
Actual return
Institutional Class	$1,000.00	$1,042.31	$2.16
Advisor Class	1,000.00	1,042.81	1.75
Premier Class	1,000.00	1,041.48	2.93
Retirement Class	1,000.00	1,041.17	3.44
Retail Class	1,000.00	1,040.80	3.69
5% annual hypothetical return
Institutional Class	1,000.00	1,023.03	2.14
Advisor Class	1,000.00	1,023.43	1.73
Premier Class	1,000.00	1,022.27	2.90
Retirement Class	1,000.00	1,021.77	3.40
Retail Class	1,000.00	1,021.52	3.66

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.42% for the Institutional Class, 0.34% for the Advisor Class, 0.57% for the Premier Class, 0.67% for the Retirement Class and 0.72% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	11

Large-Cap Growth Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2016
Information technology	43.9
Consumer discretionary	20.8
Health care	15.3
Industrials	8.2
Consumer staples	4.8
Energy	3.2
Materials	2.4
Financials	1.0
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2016
More than $50 billion	58.1
More than $15 billion–$50 billion	34.3
More than $2 billion–$15 billion	7.6
Total	100.0

Performance for the twelve months ended October 31, 2016

The Large-Cap Growth Fund returned –0.37% for the Institutional Class, compared with the 2.28% return of its benchmark, the Russell 1000® Growth Index. The table below shows returns for all share classes of the fund.

Amid volatility, equity markets advance as U.S. growth continues

The U.S. economy grew at an annualized rate of 3.2% for the third quarter of 2016, according to the government’s second estimate of Gross Domestic Product, which measures the value of all goods and services produced in the nation. This growth represented the biggest increase in domestic economic activity in two years, reflecting solid contributions from consumer spending, exports and private-sector expenditures. Unemployment remained virtually unchanged, hovering around 5.0% and declining to 4.9% in October 2016. In mid-December 2015, the Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark—to a range of 0.25%–0.50%, signaling the Fed’s intention to gradually normalize interest rates consistent with ongoing economic growth.

Domestic equity markets advanced during the period but remained volatile as investors anticipated the U.S. elections and grew concerned about the duration of the market’s long rise since 2009. Investors were encouraged by solid economic data but discouraged by fears of further Fed rate hikes. Stocks stumbled in the early summer after Britain’s vote to exit from the European Union but quickly regained lost ground, with the S&P 500 Index reaching an all-time high in early August 2016.

For the twelve-month period, the Russell 3000® Index, a broad measure of the U.S. stock market, returned 4.24%. Large caps outperformed small- and mid-cap stocks, while value stocks topped their growth counterparts. (Returns by investment style and capitalization size are based on the Russell Indexes.)

Performance as of October 31, 2016

		Total	Average annual
		return	total return
Large-Cap Growth Fund	Inception date	1 year	5 years		10 years
Institutional Class	3/31/2006	–0.37%	14.19%		8.48%
Advisor Class	12/4/2015	–0.39 *	14.19	*	8.48	*
Premier Class	9/30/2009	–0.55	14.02		8.37	*
Retirement Class	3/31/2006	–0.71	13.88		8.20
Retail Class	3/31/2006	–0.76	13.77		8.16
Russell 1000 Growth Index	—	2.28	13.65		8.22

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

12	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

For the ten years ended October 31, 2016, the Russell 1000 Growth Index had an average annual gain of 8.22%, outperforming the 5.35% and 6.76% average annual returns of the Russell 1000 Value Index and the Russell 3000 Index, respectively.

Technology leads the benchmark higher

Eight out of the eleven industry sectors in the Russell 1000 Growth Index generated positive returns for the period. Information technology, the largest sector, rose 8.4% and made the largest contribution to returns. Consumer discretionary, the second-largest sector, returned –1.1%. Health care, the third-largest sector, had the second-worst performance, with a return of –8.9%, while the consumer staples and industrials sectors had returns of 5.0% and 3.0%, respectively. Together, these five sectors represented 88.2% of the benchmark’s total market capitalization at period-end. With a –13.8% return, energy was the worst-performing sector, but its weighting was a mere 0.6%.

Four of the benchmark’s five-largest holdings outperformed the benchmark’s returns. These were Facebook, Amazon.com, Microsoft and Alphabet, the parent company of Google. Apple, the benchmark’s largest stock, underperformed for the period, hurt by declining iPhone sales.

Fund trails its benchmark during the period

The fund underperformed its benchmark due in part to overweight allocations in the consumer discretionary and health care sectors. Norwegian Cruise Line was hurt by declining cruise bookings in 2016 and 2017, while drug manufacturer Allergan saw price declines that were related to the termination of a planned merger with Pfizer. Biotechnology company Celgene, the third-largest detractor, experienced slowing sales of its blood cancer medicine, Revlimid®.

By contrast, the fund benefited from overweight positions in several strong-performing stocks. Chief among these was Adobe Systems, which switched to a web-based subscription model from traditional licensed software. The next-largest contributions came from Amazon.com, which continued to see increased revenues and profits, and Intuitive Surgical, which rose on increased procedures utilizing its da Vinci robotic surgical system.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2016
			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Large-Cap	value	value	(5/1/16–
Growth Fund	(5/1/16)	(10/31/16)	10/31/16)
Actual return
Institutional Class	$1,000.00	$1,039.05	$2.20
Advisor Class	1,000.00	1,039.74	1.90
Premier Class	1,000.00	1,038.44	2.97
Retirement Class	1,000.00	1,037.28	3.94
Retail Class	1,000.00	1,037.16	3.84
5% annual hypothetical return
Institutional Class	1,000.00	1,022.97	2.19
Advisor Class	1,000.00	1,023.28	1.88
Premier Class	1,000.00	1,022.22	2.95
Retirement Class	1,000.00	1,021.27	3.91
Retail Class	1,000.00	1,021.37	3.81

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.43% for the Institutional Class, 0.37% for the Advisor Class, 0.58% for the Premier Class, 0.77% for the Retirement Class and 0.75% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	13

Large-Cap Value Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2016
Financials	22.3
Energy	13.4
Information technology	12.1
Consumer staples	10.5
Health care	10.4
Industrials	8.3
Consumer discretionary	7.9
Materials	4.7
Utilities	4.3
Telecommunication services	3.1
Real estate	1.8
Short-term investments, other assets & liabilities, net	1.2
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2016
More than $50 billion	44.8
More than $15 billion–$50 billion	18.6
More than $2 billion–$15 billion	30.9
$2 billion or less	5.7
Total	100.0

Performance for the twelve months ended October 31, 2016

The Large-Cap Value Fund returned 6.02% for the Institutional Class, compared with the 6.37% return of its benchmark, the Russell 1000® Value Index. The table below shows returns for all share classes of the fund.

Amid volatility, equity markets advance as U.S. growth continues

The U.S. economy grew at an annualized rate of 3.2% for the third quarter of 2016, according to the government’s second estimate of Gross Domestic Product, which measures the value of all goods and services produced in the nation. Unemployment remained virtually unchanged, hovering around 5.0% and declining to 4.9% in October 2016. In mid-December 2015, the Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark—to a range of 0.25%–0.50%.

Domestic equity markets advanced during the period but remained volatile as investors anticipated the U.S. elections and grew concerned about the duration of the market’s long rise since 2009. Investors were encouraged by solid economic data but discouraged by fears of further Fed rate hikes. Stocks stumbled in the early summer after Britain’s vote to exit from the European Union but quickly regained lost ground.

For the twelve-month period, the Russell 3000® Index, a broad measure of the U.S. stock market, returned 4.24%. Large caps outperformed small- and mid-cap stocks, while value stocks topped their growth counterparts. (Returns by investment style and capitalization size are based on the Russell Indexes.)

For the ten years ended October 31, 2016, the Russell 1000 Value Index had an average annual gain of 5.35%, lagging the 8.22% and 6.76% average annual returns of the Russell 1000 Growth Index and the Russell 3000 Index, respectively.

Performance as of October 31, 2016

		Total	Average annual
		return	total return
Large-Cap Value Fund	Inception date	1 year	5 years		10 years
Institutional Class	10/1/2002	6.02%	12.89%		5.37%
Advisor Class	12/4/2015	6.01 *	12.89	*	5.37	*
Premier Class	9/30/2009	5.93	12.73		5.26	*
Retirement Class	10/1/2002	5.80	12.62		5.11
Retail Class	10/1/2002	5.74	12.52		5.11
Russell 1000 Value Index	—	6.37	13.31		5.35

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

14	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

Utilities rally, supporting benchmark gains

Ten of the eleven industry sectors of the fund’s benchmark posted gains for the period. Utilities and information technology contributed the most to the benchmark’s return, advancing 17.7% and 13.8%, respectively. Sizable gains also came from materials at 13.6% and consumer staples at 12.8%. These four sectors constituted more than one-quarter of the index’s total market capitalization on October 31, 2016. Consumer discretionary was the only sector to suffer losses at –3.3% as department store sales remained relatively tepid.

Three of the benchmark’s five largest stocks posted higher returns than the overall index performance for the twelve months. These were Johnson & Johnson, AT&T and JPMorgan Chase, all of which generated double-digit gains. Despite advancing, the stocks of Berkshire Hathaway and Exxon Mobil trailed the benchmark’s return.

Fund posts solid gains but lags its benchmark

Despite solid performance for the period, the fund slightly lagged its benchmark, primarily as a result of certain stock allocations. Chief among these was an overweight position in aerospace systems manufacturer Triumph Group, which declined late in the period due to a ratings downgrade. Overweight positions in pharmaceutical manufacturer Endo International and oil and gas servicer Weatherford International also detracted.

In contrast, the fund benefited from other allocation decisions. An overweight in semiconductor maker Advanced Micro Devices helped the fund’s relative performance as the company benefited from increased demand for microchips and a new licensing deal in China. Overweight positions in optical and photonic product producer Lumentum Holdings and oil and natural gas producer Devon Energy were also leading contributors.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2016
			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Large-Cap	value	value	(5/1/16–
Value Fund	(5/1/16)	(10/31/16)	10/31/16)
Actual return
Institutional Class	$1,000.00	$1,055.49	$2.02
Advisor Class	1,000.00	1,056.78	1.65
Premier Class	1,000.00	1,055.01	2.79
Retirement Class	1,000.00	1,054.47	3.31
Retail Class	1,000.00	1,054.43	3.67
5% annual hypothetical return
Institutional Class	1,000.00	1,023.18	1.98
Advisor Class	1,000.00	1,023.53	1.63
Premier Class	1,000.00	1,022.42	2.75
Retirement Class	1,000.00	1,021.92	3.25
Retail Class	1,000.00	1,021.57	3.61

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.39% for the Institutional Class, 0.32% for the Advisor Class, 0.54% for the Premier Class, 0.64% for the Retirement Class and 0.71% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	15

Mid-Cap Growth Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2016
Information technology	27.5
Consumer discretionary	23.3
Health care	16.4
Industrials	13.3
Financials	6.1
Consumer staples	5.6
Materials	4.1
Real estate	2.2
Energy	1.2
Utilities	0.1
Short-term investments, other assets & liabilities, net	0.2
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2016
More than $15 billion–$50 billion	36.3
More than $2 billion–$15 billion	59.4
$2 billion or less	4.3
Total	100.0

Performance for the twelve months ended October 31, 2016

The Mid-Cap Growth Fund returned –3.22% for the Institutional Class, compared with the 0.40% return of its benchmark, the Russell Midcap® Growth Index. The table below shows returns for all share classes of the fund.

Amid volatility, equities advance as U.S. growth continues

The U.S. economy grew at an annualized rate of 3.2% for the third quarter of 2016, according to the government’s second estimate of Gross Domestic Product, which measures the value of all goods and services produced in the nation. Unemployment remained virtually unchanged, hovering around 5.0% and declining to 4.9% in October 2016. In mid-December 2015, the Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark—to a range of 0.25%–0.50%.

Domestic equity markets advanced during the period but remained volatile as investors anticipated the U.S. elections and grew concerned about the duration of the market’s long rise since 2009. Investors were encouraged by solid economic data but discouraged by fears of further Fed rate hikes. Stocks stumbled in the early summer after Britain’s vote to exit from the European Union but quickly regained lost ground.

For the twelve-month period, the Russell 3000® Index, a broad measure of the U.S. stock market, returned 4.24%. Large caps outperformed small- and mid-cap stocks, while value stocks topped their growth counterparts. (Returns by investment style and capitalization size are based on the Russell Indexes.)

For the ten years ended October 31, 2016, mid-cap growth stocks outperformed both the broader market and mid-cap value stocks. The Russell Midcap Growth Index posted an average annual return of 7.65%, while the Russell 3000 and Russell Midcap Value indexes had average annual returns of 6.76% and 7.19%, respectively.

Performance as of October 31, 2016

		Total	Average annual
		return	total return
Mid-Cap Growth Fund	Inception date	1 year	5 years		10 years
Institutional Class	10/1/2002	–3.22%	10.48%		7.06%
Advisor Class	12/4/2015	–3.23 *	10.48	*	7.06	*
Premier Class	9/30/2009	–3.35	10.32		6.94	*
Retirement Class	10/1/2002	–3.48	10.20		6.79
Retail Class	10/1/2002	–3.54	10.11		6.77
Russell Midcap Growth Index	—	0.40	12.02		7.65

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

16	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

Technology leads the benchmark higher

Seven of the eleven industry sectors in the Russell Midcap Growth Index advanced, and two recorded double-digit gains. The heavily weighted information technology sector rose 6.4% and made the largest return contribution. Consumer staples climbed 10.2% and was the second-largest contributor, followed by materials and real estate, which earned 4.9% and 4.4%, respectively. Together, these four sectors represented more than one-third of the benchmark’s total market capitalization on October 31, 2016.

Consumer discretionary returned –7.7% and had the largest negative impact on the benchmark’s performance. Health care, energy and financials returned –3.2%, –0.6% and –0.2%, respectively.

Four of the benchmark’s five largest holdings by weight at period-end outperformed the return of the benchmark. These stocks were information technology company NVIDIA, medical equipment manufacturer Intuitive Surgical, retailer Ross Stores and real estate investment trust Equinix. Conversely, retailer O’Reilly Automotive underperformed.

Stock choices hurt the fund’s performance

The fund trailed its benchmark by more than three-and-one-half percentage points because of several unsuccessful stock selections. Chief among these were a nonbenchmark position in Restoration Hardware, a home furnishings retailer impacted by shipping delays, and an overweight investment in Signet Jewelers, a fine jewelry retailer that reported a decline in same-store sales. Other major detractors included overweight holdings in Acadia Healthcare, Norwegian Cruise Line and Fitbit, a provider of fitness tracking devices.

These negative effects were partly offset by stock selections that performed well, including nonbenchmark holdings in Albemarle and Lumentum. Albemarle, a chemical producer, benefited from strong demand for lithium, a chemical element used in batteries that power electric cars. Lumentum, a manufacturer of fiber optic components, announced record quarterly earnings amid strong growth in newer products. An underweight in wholesale drug company AmerisourceBergen also bolstered relative results.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2016
			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Mid-Cap	value	value	(5/1/16–
Growth Fund	(5/1/16)	(10/31/16)	10/31/16)
Actual return
Institutional Class	$1,000.00	$1,020.33	$2.39
Advisor Class	1,000.00	1,020.88	2.03
Premier Class	1,000.00	1,019.91	3.15
Retirement Class	1,000.00	1,018.67	3.65
Retail Class	1,000.00	1,018.13	3.96
5% annual hypothetical return
Institutional Class	1,000.00	1,022.77	2.39
Advisor Class	1,000.00	1,023.13	2.03
Premier Class	1,000.00	1,022.02	3.15
Retirement Class	1,000.00	1,021.52	3.66
Retail Class	1,000.00	1,021.22	3.96

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.47% for the Institutional Class, 0.40% for the Advisor Class, 0.62% for the Premier Class, 0.72% for the Retirement Class and 0.78% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	17

Mid-Cap Value Fund

Portfolio composition
Sector	% of net assets as of 10/31/2016
Financials	18.5
Utilities	11.6
Energy	11.2
Information technology	10.5
Industrials	9.8
Real estate	9.5
Consumer discretionary	9.3
Materials	6.9
Consumer staples	6.1
Health care	4.5
Telecommunication services	1.7
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2016
More than $50 billion	1.7
More than $15 billion–$50 billion	36.8
More than $2 billion–$15 billion	55.8
$2 billion or less	5.7
Total	100.0

Performance for the twelve months ended October 31, 2016

The Mid-Cap Value Fund returned 5.21% for the Institutional Class, compared with the 7.84% return of its benchmark, the Russell Midcap® Value Index. The table below shows returns for all share classes of the fund.

Amid volatility, equities advance as U.S. growth continues

The U.S. economy grew at an annualized rate of 3.2% for the third quarter of 2016, according to the government’s second estimate of Gross Domestic Product, which measures the value of all goods and services produced in the nation. Unemployment remained virtually unchanged, hovering around 5.0% and declining to 4.9% in October 2016. In mid-December 2015, the Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark—to a range of 0.25%–0.50%.

Domestic equity markets advanced during the period but remained volatile as investors anticipated the U.S. elections and grew concerned about the duration of the market’s long rise since 2009. Investors were encouraged by solid economic data but discouraged by fears of further Fed rate hikes. Stocks stumbled in the early summer after Britain’s vote to exit from the European Union but quickly regained lost ground.

For the twelve-month period, the Russell 3000® Index, a broad measure of the U.S. stock market, returned 4.24%. Large caps outperformed small- and mid-cap stocks, while value stocks topped their growth counterparts. (Returns by investment style and capitalization size are based on the Russell Indexes.)

For the ten years ended October 31, 2016, the mid-cap value asset class outperformed the broader market, as evidenced by the 7.19% return of the Russell Midcap Value Index, compared with the 6.76% average annual return of the Russell 3000® Index. The Russell Midcap Growth Index had an average annual return of 7.65% for the same period.

Performance as of October 31, 2016

		Total return		Average annual total return
Mid-Cap Value Fund	Inception date	1 year		5 years		10 years
Institutional Class	10/1/2002	5.21%		12.38%		6.81%
Advisor Class	12/4/2015	5.16	*	12.37	*	6.80	*
Premier Class	9/30/2009	5.09		12.21		6.69	*
Retirement Class	10/1/2002	4.97		12.10		6.53
Retail Class	10/1/2002	4.90		12.02		6.55
Russell Midcap Value Index	—	7.84		14.07		7.19

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

18	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

Utilities help drive the benchmark higher

Eight of the eleven industry sectors in the Russell Midcap Value Index generated positive returns, with five scoring double-digit gains. The heavily weighted utilities sector advanced 16.2% and made the largest contribution to the benchmark’s return, driven by low interest rates, an accommodative Fed and a flattening yield curve—factors that also helped the real estate sector. Information technology, industrials and real estate were the next largest contributors, with gains of 18.4%, 11.5% and 7.4%, respectively. Combined, these four sectors accounted for nearly one-half of the benchmark’s total market capitalization on October 31, 2016.

Health care returned –5.4% and had the largest unfavorable effect on the benchmark’s results. Energy and consumer discretionary, which returned –1.9% and –1.1%, respectively, were the other negative performers in the index.

Four of the benchmark’s five biggest holdings by weight at period-end outperformed the benchmark’s return. These stocks were auto parts manufacturer Johnson Controls, energy company Baker Hughes and real estate investment trusts Prologis and Welltower. Sempra Energy modestly underperformed.

Fund trails its benchmark during the period

The fund posted a solid gain for the period, but it lagged its benchmark in part because it was underweighted in the yield-sensitive utility and real estate sectors. Instead, the fund was positioned for stronger economic growth with overweights in the energy and consumer discretionary sectors, which underperformed. In addition, certain stocks did not perform as expected, including a nonbenchmark holding in MDC Partners, an advertising company that lowered its 2016 revenue forecast. Not owning benchmark stock NVIDIA, a semiconductor company, also hurt relative performance, as did underweight investments in Newmont Mining and American Airlines.

These unfavorable effects were partly mitigated by several successful stock choices. Chief among these were overweight positions in chemical producer Albemarle, which benefited from strong demand for lithium, and Tyson Foods, which announced better-than-expected earnings. An overweight in Lumentum, a manufacturer of fiber optic components, also helped relative results.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example Six months ended October 31, 2016
Mid-Cap Value Fund	Beginning account value (5/1/16)	Ending account value (10/31/16)	Expenses paid during period* (5/1/16– 10/31/16)
Actual return
Institutional Class	$1,000.00	$1,046.76	$1.96
Advisor Class	1,000.00	1,047.28	1.70
Premier Class	1,000.00	1,046.40	2.73
Retirement Class	1,000.00	1,045.61	3.24
Retail Class	1,000.00	1,045.43	3.50
5% annual hypothetical return
Institutional Class	1,000.00	1,023.23	1.93
Advisor Class	1,000.00	1,023.48	1.68
Premier Class	1,000.00	1,022.47	2.69
Retirement Class	1,000.00	1,021.97	3.20
Retail Class	1,000.00	1,021.72	3.46

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.38% for the Institutional Class, 0.33% for the Advisor Class, 0.53% for the Premier Class, 0.63% for the Retirement Class and 0.68% for the Retail Class.The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	19

Small-Cap Equity Fund

Portfolio composition
Sector	% of net assets as of 10/31/2016
Information technology	18.5
Financials	16.5
Health care	14.1
Industrials	13.5
Consumer discretionary	12.8
Real estate	7.7
Materials	4.7
Energy	4.1
Utilities	3.4
Consumer staples	2.9
Telecommunication services	1.2
Short-term investments, other assets & liabilities, net	0.6
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2016
More than $15 billion–$50 billion	0.9
More than $2 billion–$15 billion	50.5
$2 billion or less	48.6
Total	100.0

Performance for the twelve months ended October 31, 2016

The Small-Cap Equity Fund returned 2.59% for the Institutional Class, compared with the 4.11% return of its benchmark, the Russell 2000® Index. The table below shows returns for all share classes of the fund.

Amid volatility, equity markets advance as U.S. growth continues

The U.S. economy grew at an annualized rate of 3.2% for the third quarter of 2016, according to the government’s second estimate of Gross Domestic Product, which measures the value of all goods and services produced in the nation. This growth represented the biggest increase in domestic economic activity in two years, reflecting solid contributions from consumer spending, exports and private-sector expenditures. Unemployment remained virtually unchanged, hovering around 5.0% and declining to 4.9% in October 2016. In mid-December 2015, the Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark—to a range of 0.25%–0.50%.

Domestic equity markets advanced during the period but remained volatile as investors anticipated the U.S. elections and grew concerned about the duration of the market’s long rise since 2009. Investors were encouraged by solid economic data but discouraged by fears of further Fed rate hikes. Stocks stumbled in the early summer after Britain’s vote to exit from the European Union but quickly regained lost ground.

For the twelve-month period, the Russell 3000® Index, a broad measure of the U.S. stock market, returned 4.24%. Large caps outperformed small- and mid-cap stocks, while value stocks topped their growth counterparts. (Returns by investment style and capitalization size are based on the Russell Indexes.)

For the ten years ended October 31, 2016, the Russell 2000 Index had an average annual return of 5.96%, underperforming the 6.76% average annual gain of the Russell 3000 Index over the same period.

Performance as of October 31, 2016

		Total return		Average annual total reuturn
Small-Cap Equity Fund	Inception date	1 year		5 years		10 years
Institutional Class	10/1/2002	2.59%		12.34%		6.12%
Advisor Class	12/4/2015	2.51	*	12.32	*	6.11	*
Premier Class	9/30/2009	2.38		12.15		6.00	*
Retirement Class	10/1/2002	2.30		12.06		5.86
Retail Class	10/1/2002	2.26		11.95		5.83
Russell 2000 Index	—	4.11		11.51		5.96

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

20	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

Technology helps drive the benchmark’s returns

Eight of the eleven industry sectors of the Russell 2000 Index generated positive returns for the period. The most heavily weighted sector, information technology, had the biggest impact, with a gain of 11.1%. Positive contributions were also made by materials (up 16.5%), real estate (up 10.7%), consumer staples (up 10.2%) and financials (up 6.4%). Together, these five sectors represented just over half of the benchmark’s total market capitalization on October 31, 2016.

Energy was the worst-performing sector with return of –16.0%, followed by health care, which returned –7.5%. Utilities, a relatively small weighting in the index, had the largest return, gaining 17.0%.

All of the benchmark’s five largest stocks posted substantially higher returns than the overall index performance for the twelve months. Semiconductor maker Advanced Micro Devices generated triple-digit gains, while technology-related companies Microsemi, Aspen Technology and Curtiss-Wright and electric utility provider IDACORP achieved double-digit returns.

Overweight positions help mitigate fund shortfall

While producing a positive return, the fund trailed the benchmark at period-end. The fund’s relative returns were hampered by certain allocations, including an overweight position in transportation and logistics service provider YRC Worldwide, which declined as a result of lower-than-expected earnings in the competitive trucking market, and by overweights in supercomputer manufacturer Cray and television broadcaster Gray Television.

By contrast, the fund’s performance was bolstered by overweight positions in several strong-performing stocks. The largest contributor was Gigamon, a network visibility and traffic monitoring technology provider that benefited from increasing demand for cybersecurity protection. Overweight positions in silver and gold producer Coeur Mining, printed circuit board producer TTM Technologies and Dupont Fabros Technologies, an outsourced data center management firm, also made positive contributions.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example Six months ended October 31, 2016
Small-Cap Equity Fund	Beginning account value (5/1/16)	Ending account value (10/31/16)	Expenses paid during period* (5/1/16– 10/31/16)
Actual return
Institutional Class	$1,000.00	$1,068.72	$2.13
Advisor Class	1,000.00	1,068.77	2.24
Premier Class	1,000.00	1,067.79	2.96
Retirement Class	1,000.00	1,067.63	3.43
Retail Class	1,000.00	1,066.89	3.74
5% annual hypothetical return
Institutional Class	1,000.00	1,023.08	2.08
Advisor Class	1,000.00	1,022.97	2.19
Premier Class	1,000.00	1,022.27	2.90
Retirement Class	1,000.00	1,021.82	3.35
Retail Class	1,000.00	1,021.52	3.66

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.41% for the Institutional Class, 0.43% for the Advisor Class, 0.57% for the Premier Class, 0.66% for the Retirement Class and 0.72% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	21

Social Choice Equity Fund

Portfolio composition
Sector	% of net assets as of 10/31/2016
Information technology	20.0
Financials	14.3
Consumer discretionary	13.2
Health care	13.1
Industrials	10.1
Consumer staples	8.4
Energy	6.3
Real estate	4.8
Materials	3.7
Utilities	3.6
Telecommunication services	2.2
Short-term investments, other assets & liabilities, net	0.3
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2016
More than $50 billion	42.0
More than $15 billion–$50 billion	38.5
More than $2 billion–$15 billion	15.3
$2 billion or less	4.2
Total	100.0

Performance for the twelve months ended October 31, 2016

The Social Choice Equity Fund returned 4.52% for the Institutional Class, compared with the 4.24% return of its benchmark, the Russell 3000® Index. The table below shows returns for all share classes of the fund. The fund screens investments by using certain environmental, social and governance criteria, while the benchmark does not.

Excluding certain stocks helps fund’s relative performance

Because of its social criteria, the fund did not invest in a number of stocks included in the Russell 3000 Index. Avoiding these companies produced mixed results during the twelve-month period, but the net effect was to increase the fund’s return relative to that of its benchmark.

The fund’s relative performance benefited from excluding Apple. The consumer electronics icon recorded its first revenue decline in 13 years as iPhone sales posted their first year-over-year decline, falling 16%. The exclusion of Allergan, the Ireland-based maker of Botox, also aided the fund. Allergan’s pending merger with Pfizer was doomed by new U.S. Treasury Department rules designed to stop U.S. companies from moving their base to another country to lower their tax rates. Avoiding Wells Fargo also contributed to the fund’s relative performance. The banking giant became embroiled in a scandal involving the opening of millions of unauthorized accounts and fired 5,300 employees.

Certain stock exclusions detract for the period

Excluding Facebook detracted the most from the fund’s performance versus the benchmark. The social media giant’s earnings were better than expected, driven by strong growth in mobile advertising revenue. Not being invested in Amazon.com also detracted. The online retailer’s stock hit one high after another, reaching a high of $844 per share on October 5. Finally, excluding Chevron also weighed

Performance as of October 31, 2016

		Total return		Average annual total return
Social Choice Equity Fund	Inception date	1 year		5 years		10 years
Institutional Class	7/1/1999	4.52%		12.13%		6.38%
Advisor Class	12/4/2015	4.45	*	12.12	*	6.37	*
Premier Class	9/30/2009	4.37		11.98		6.25	*
Retirement Class	10/1/2002	4.23		11.86		6.11
Retail Class	3/31/2006	4.20		11.81		6.16
Russell 3000 Index	—	4.24		13.35		6.76

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

22	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

on relative performance. Although Chevron’s management reported that earnings were down from a year ago, rising oil prices, a weaker dollar, output shortages in Nigeria and the U.S. Supreme Court’s refusal to hear a case against Chevron related to an oil field development in Ecuador all lifted the company’s share price.

Fund performs better than its benchmark

To compensate for the exclusion of some stocks within the Russell 3000 Index, the fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of its index and to manage risk.

Overweight positions in Applied Materials, Spectra Energy and Illinois Tool Works aided the fund’s relative performance. Applied Materials was the top contributor. The semiconductor manufacturing equipment supplier reported strong revenues and new orders as semiconductor manufacturers increased spending to implement the latest technologies. Spectra Energy’s share price soared when the company agreed to be acquired by Canadian pipeline owner Enbridge. Despite a challenging environment for industrial products manufacturers, Illinois Tool Works reported strong revenue growth, supported by its diversified business lines and management’s focus on growth.

The fund’s overweight investments in Gilead Sciences, Cognizant Solutions and Nike detracted from performance versus the benchmark. Gilead Sciences reported that its Hepatitis C drug revenue declined compared to the prior year, when masses of patients started treatment. The company also faced stiff competition from Merck’s Hepatitis C drug. Cognizant Solutions’ share price tumbled when the company started an internal investigation into whether certain payments made to facilities in India were improper, resulting in the resignation of the company’s president. Athletic shoe manufacturer Nike reported sales and future orders that disappointed investors.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example Six months ended October 31, 2016
Social Choice Equity Fund	Beginning account value (5/1/16)	Ending account value (10/31/16)	Expenses paid during period* (5/1/16– 10/31/16)
Actual return
Institutional Class	$1,000.00	$1,038.92	$0.92
Advisor Class	1,000.00	1,038.94	0.56
Premier Class	1,000.00	1,038.41	1.69
Retirement Class	1,000.00	1,037.15	2.20
Retail Class	1,000.00	1,037.40	2.30
5% annual hypothetical return
Institutional Class	1,000.00	1,024.23	0.92
Advisor Class	1,000.00	1,024.58	0.56
Premier Class	1,000.00	1,023.48	1.68
Retirement Class	1,000.00	1,022.97	2.19
Retail Class	1,000.00	1,022.87	2.29

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.18% for the Institutional Class, 0.11% for the Advisor Class, 0.33% for the Premier Class, 0.43% for the Retirement Class and 0.45% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	23

Social Choice Low Carbon Equity Fund

Portfolio composition
Sector	% of net assets as of 10/31/2016
Information technology	21.4
Financials	14.5
Health care	13.0
Consumer discretionary	12.3
Industrials	10.7
Consumer staples	8.8
Real estate	4.8
Energy	4.2
Utilities	3.8
Materials	3.7
Telecommunication services	2.3
Short-term investments, other assets & liabilities, net	0.5
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2016
More than $50 billion	42.5
More than $15 billion–$50 billion	36.0
More than $2 billion–$15 billion	18.0
$2 billion or less	3.5
Total	100.0

Performance for the twelve months ended October 31, 2016

The Social Choice Low Carbon Equity Fund returned 4.92% for the Institutional Class, compared with the 4.24% return of its benchmark, the Russell 3000® Index. The table below shows returns for all share classes of the fund. The fund screens investments by using certain environmental, social and governance criteria, while the benchmark does not.

Avoiding certain stocks helps fund to outperform its benchmark

Because of its social criteria, the fund did not invest in a number of stocks included in the Russell 3000 Index. Avoiding these companies produced mixed results during the twelve-month period, but the net effect was to increase the fund’s return relative to that of its benchmark.

The fund’s relative performance benefited from excluding Apple. The consumer electronics icon recorded its first revenue decline in 13 years as iPhone sales posted their first year-over-year decline, falling 16%. The exclusion of Allergan, the Ireland-based maker of Botox, also aided the fund. Allergan’s pending merger with Pfizer was doomed by new U.S. Treasury Department rules designed to stop U.S. companies from moving their base to another country to lower their tax rates. Avoiding Wells Fargo contributed to the fund’s relative performance. The banking giant became embroiled in a scandal involving the opening of millions of unauthorized accounts and fired 5,300 employees.

Excluding other stocks limits the fund’s returns

Excluding Facebook detracted the most from the fund’s performance versus the benchmark. The social media giant’s earnings were better-than-expected, driven by strong growth in mobile advertising revenue. Not being invested in Amazon.com also detracted. The online retailer’s stock hit one high after another, reaching a high of $844 per share on October 5. Finally, excluding Chevron weighed on

Performance as of October 31, 2016

		Total return		Average annual total return
Social Choice Low Carbon Equity Fund	Inception date	1 year		since inception
Institutional Class	8/7/2015	4.92%		3.30%
Advisor Class	12/4/2015	4.88	*	3.26	*
Premier Class	8/7/2015	4.76		3.17
Retirement Class	8/7/2015	4.75		3.08
Retail Class	8/7/2015	4.69		3.03
Russell 3000 Index	—	4.24		3.20	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If those higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.
†	Performance is calculated from the inception date of the Institutional Class.

24	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

relative performance. Although Chevron’s management reported that earnings were down from a year ago, rising oil prices, a weaker dollar, output shortages in Nigeria and the U.S. Supreme Court’s refusal to hear a case against Chevron related to an oil field development in Ecuador all lifted the company’s share price.

Overweighting select stocks bolsters the fund’s relative performance

To compensate for the exclusion of some stocks within the Russell 3000 Index, the fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of its index and to manage risk.

Overweight positions in NVIDIA, Applied Materials and Keurig Green Mountain aided the fund’s relative performance. NVIDIA, a maker of computer game-enhancing graphics chips, reported record revenues. NVIDIA continued to impress investors by entering new markets with artificial intelligence chips and teaming with Chinese internet company Baidu to produce chips for driverless cars and smart devices. Applied Materials, a semiconductor manufacturing equipment supplier, reported strong revenues and new orders as semiconductor manufacturers increased spending to implement the latest technologies. Stock holders of coffee company Keurig Green Mountain benefited when the company agreed to be acquired by an investor group led by JAB Holding Company.

Some of the fund’s overweight positions detracted, especially Gilead Sciences and Bristol-Myers Squibb. Gilead Sciences’ share price dropped as Hepatitis C drug revenue declined compared to the prior year, when masses of patients started treatment. The company also faced stiff competition from Merck’s Hepatitis C drug. Bristol-Myers Squibb’s stock plunged when its cancer drug, Opvido, failed a study that would have allowed its use for lung cancer patients. The fund’s investment in mobile technology company QUALCOMM also underperformed.

$10,000 invested at fund’s inception

Institutional Class (inception August 7, 2015)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example Six months ended October 31, 2016
Social Choice Low Carbon Equity Fund	Beginning account value (5/1/16)	Ending account value (10/31/16)	Expenses paid during period* (5/1/16– 10/31/16)
Actual return
Institutional Class	$1,000.00	$1,035.00	$1.64
Advisor Class	1,000.00	1,035.00	1.33
Premier Class	1,000.00	1,034.00	2.40
Retirement Class	1,000.00	1,034.03	2.91
Retail Class	1,000.00	1,035.07	3.02
5% annual hypothetical return
Institutional Class	1,000.00	1,023.53	1.63
Advisor Class	1,000.00	1,023.83	1.32
Premier Class	1,000.00	1,022.77	2.39
Retirement Class	1,000.00	1,022.27	2.90
Retail Class	1,000.00	1,022.17	3.00

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.32% for the Institutional Class, 0.26% for the Advisor Class, 0.47% for the Premier Class, 0.57% for the Retirement Class and 0.59% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	25

Emerging Markets Equity Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2016
Consumer discretionary	31.7
Information technology	25.1
Financials	14.9
Energy	7.7
Consumer staples	7.5
Industrials	6.3
Real estate	2.9
Utilities	1.7
Materials	1.3
Health care	0.2
Short-term investments, other assets & liabilities, net	0.7
Total	100.0

Holdings by country
% of portfolio investments
as of 10/31/2016
China	24.8
Korea	10.6
Taiwan	9.0
Brazil	8.9
India	7.8
South Africa	6.0
Hong Kong	5.3
Russia	4.7
Chile	4.0
Argentina	3.6
10 other nations	12.9
Short-term investments	2.4
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2016
More than $50 billion	28.0
More than $15 billion–$50 billion	22.3
More than $2 billion–$15 billion	31.5
$2 billion or less	18.2
Total	100.0

Performance for the twelve months ended October 31, 2016

The Emerging Markets Equity Fund returned 7.73% for the Institutional Class, compared with the 9.27% return of its benchmark, the MSCI Emerging Markets Index. The table below shows returns for all share classes of the fund.

Emerging markets stocks outpace foreign developed and U.S. equities

The MSCI Emerging Markets Index substantially outperformed the –3.23% return of the 21 developed market nations outside North America that comprise the MSCI EAFE Index, as well as the 4.24% rise of the broad U.S. stock market, as measured by the Russell 3000® Index.

Stocks in emerging markets dropped in the first half of the period as oil prices fell, and emerging markets economies and currencies generally weakened. In mid-December 2015, the U.S. Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark. The following month, China’s currency dropped, rekindling concerns about the country’s economy.

A sharp increase in oil prices, resulting from a growing demand for energy and an improvement in supply and demand dynamics, was beneficial for emerging markets stocks. After hitting a low of $26 per barrel in February 2016, the price of oil soared above $50 in June and remained elevated. The asset class continued to gather flows and momentum once financial markets stabilized after the June 2016 Brexit vote. China advanced after an extended period of weakness, and sentiment improved. In the second half of the period, the MSCI Emerging Markets Index gained 9.41%.

Brazil soars, leads benchmark performance

Brazil, the fifth-largest index component at period-end, advanced the most at 70.7%, as industrial production and consumer confidence moved higher on the heels of the Rio Olympics. Hungary, Indonesia and Peru followed, gaining

Performance as of October 31, 2016

		Total	Average annual
		return	total return
Emerging Markets					since
Equity Fund	Inception date	1 year	5 years		inception
Institutional Class	8/31/2010	7.73%	0.06%		0.26%
Advisor Class	12/4/2015	7.60 *	0.04	*	0.24	*
Premier Class	8/31/2010	7.57	–0.07		0.12
Retirement Class	8/31/2010	7.47	–0.18		0.01
Retail Class	8/31/2010	7.21	–0.35		–0.14
MSCI Emerging Markets Index	—	9.27	0.55		1.32	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If those higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.
†	Performance is calculated from the inception date of the Institutional Class.

26	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

42.9%, 32.3% and 30.5%, respectively, but these nations represented a small portion of the benchmark. Taiwan, the third-largest index segment, rose 17.9%.

Greece lost the most among the components of the MSCI Emerging Markets Index, dropping 42.1%. Poland, Qatar and Turkey also finished lower, losing 11.8%, 7.3% and 6.5%, respectively. Turkey’s decline may have been attributed to an economic slowdown and a failed political coup.

Fund underperforms its benchmark during the period

The fund posted a solid gain during the period but lagged its benchmark due to allocations in certain holdings. An underweight position in Brazilian iron ore producer Vale was the leading detractor, followed by positions in out-of-benchmark holdings Intime Retail Group, a Chinese department store chain, and Summit Ascent Holdings, a Hong Kong-based building products and engineering equipment company, both of which detracted due to poor performance.

By contrast, the fund benefited from allocation decisions in other strong-performing stocks. Chief among these were overweight positions in Tencent Holdings, a Chinese Internet provider; Itau Unibankco, a Brazilian commercial bank; and Gold Fields Limited, a South African gold mining company.

The fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (see the fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception August 31, 2010)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2016

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Emerging Markets	value	value	(5/1/16–
Equity Fund	(5/1/16)	(10/31/16)	10/31/16)
Actual return
Institutional Class	$1,000.00	$1,101.48	$4.91
Advisor Class	1,000.00	1,101.60	4.65
Premier Class	1,000.00	1,101.60	5.71
Retirement Class	1,000.00	1,100.69	6.23
Retail Class	1,000.00	1,099.43	7.07
5% annual hypothetical return
Institutional Class	1,000.00	1,020.46	4.72
Advisor Class	1,000.00	1,020.71	4.47
Premier Class	1,000.00	1,019.71	5.48
Retirement Class	1,000.00	1,019.20	5.99
Retail Class	1,000.00	1,018.40	6.80

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.93% for the Institutional Class, 0.88% for the Advisor Class, 1.08% for the Premier Class, 1.18% for the Retirement Class and 1.34% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	27

Enhanced International Equity Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2016
Financials	19.4
Industrials	13.9
Consumer discretionary	12.2
Consumer staples	11.4
Health care	10.5
Materials	7.6
Information technology	5.3
Telecommunication services	4.8
Energy	4.7
Real estate	3.9
Utilities	3.6
Short-term investments, other assets & liabilities, net	2.7
Total	100.0

Holdings by country
% of portfolio investments
as of 10/31/2016
Japan	24.1
United Kingdom	15.8
France	9.8
Germany	9.2
Switzerland	8.0
Australia	7.0
Netherlands	3.7
Hong Kong	3.5
Spain	2.7
Sweden	2.3
14 other nations	11.0
Short-term investments	2.9
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2016
More than $50 billion	33.9
More than $15 billion–$50 billion	32.9
More than $2 billion–$15 billion	33.2
Total	100.0

Performance for the twelve months ended October 31, 2016

The Enhanced International Equity Index Fund returned –2.99% for the Institutional Class, compared with the –3.23% return of its benchmark, the MSCI EAFE Index. The table below shows returns for all share classes of the fund.

Foreign developed market stocks decline, trail U.S. equities

The environment for foreign developed market equities was somewhat challenging, particularly in the first half of the period. Oil prices hit new lows, the U.S. Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark—and investors worried about the effect of China’s slowdown on global economic growth.

In late June, the surprising outcome of “Brexit,” a referendum whereby citizens of the United Kingdom voted to leave the European Union, initially roiled global equity markets, but they bounced back in July and August. The economies of the eurozone and the United Kingdom showed resilience, but the British currency plummeted. The Japanese yen rose sharply as it became an attractive alternative to the pound. During the last six months of the period, oil prices climbed back to nearly $47 per barrel, developed market central banks held interest rates steady and China’s growth stabilized.

For the twelve months, the MSCI EAFE Index, which measures stock performance in 21 developed market nations outside North America, significantly underperformed the 4.24% gain of the broad U.S. stock market, as measured by the Russell 3000® Index. For the ten years ended October 31, 2016, the MSCI EAFE’s average annual gain was 1.22% compared to the 6.76% average annual return of the Russell 3000 Index.

Currency translation was a drag on returns across most components of the EAFE. In local currency terms, the EAFE index declined 1.90% at period-end. The United Kingdom and France, two of the largest segments of the EAFE, declined 10.2% and 5.0%, respectively, in U.S.-dollar-based returns.

Performance as of October 31, 2016

		Total	Average annual
		return	total return
Enhanced International					since
Equity Index Fund	Inception date	1 year	5 years		inception
Institutional Class	11/30/2007	–2.99%	5.89%		–0.63%
Advisor Class	12/4/2015	–3.01 *	5.89	*	–0.64	*
MSCI EAFE Index	—	–3.23	4.99		–0.75	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If those higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.
†	Performance is calculated from the inception date of the Institutional Class.

28	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

Stock selection helps the fund outperform its benchmark

The fund’s enhanced indexing strategy uses quantitative (mathematical) modeling techniques to construct a portfolio that resembles the risk characteristics of the fund’s benchmark index, while also seeking to outperform that index. In terms of portfolio holdings, the fund diverges from its benchmark more than a fund that uses a pure indexing strategy.

During the period, stock selections using the enhanced indexing methodology produced mixed results, but the net effect was that the fund outperformed its benchmark. Overweight positions in several stocks contributed to the fund’s relative performance. The most significant were global mining company Anglo American, Japanese semiconductor manufacturer Tokyo Electron, Danish energy company Vestas Wind Systems and Japanese pharmaceuticals company Daiichi Sankyo.

These positives were partially offset by other fund allocations. A large overweight position in easyJet, a British low-cost airline that faced profit pressures, was the largest detractor. Overweight positions in two financials companies—Italian bank Intesa Sanpaolo and Japanese holding company Nomura Holdings—also limited relative performance.

The fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (see the fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception November 30, 2007)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2016

			Expenses
			paid
Enhanced	Beginning	Ending	during
International	account	account	period*
Equity	value	value	(5/1/16–
Index Fund	(5/1/16)	(10/31/16)	10/31/16)
Actual return
Institutional Class	$1,000.00	$1,001.46	$2.06
Advisor Class	1,000.00	1,001.46	1.71
5% annual hypothetical return
Institutional Class	1,000.00	1,023.08	2.08
Advisor Class	1,000.00	1,023.43	1.73

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.41% for the Institutional Class and 0.34% for the Advisor Class. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	29

Global Natural Resources Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2016
Materials	61.8
Energy	37.0
Short-term investments, other assets & liabilities, net	1.2
Total	100.0

Holdings by country
% of portfolio investments
as of 10/31/2016
United States	53.3
Australia	7.7
Switzerland	6.3
Canada	6.1
Luxembourg	4.4
United Kingdom	3.9
Germany	2.7
Chile	2.2
South Africa	2.0
Finland	1.9
6 other nations	6.6
Short-term investments	2.9
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2016
More than $50 billion	3.7
More than $15 billion–$50 billion	36.7
More than $2 billion–$15 billion	54.7
$2 billion or less	4.9
Total	100.0

Performance for the twelve months ended October 31, 2016

The Global Natural Resources Fund returned 6.32% for the Institutional Class, compared with the 11.42% return of its benchmark, the MSCI All Country World Commodity Producers Sector Capped Index. The table below shows returns for all share classes of the fund.

After early declines, commodity prices finish with strong gains

During the twelve-month period, the MSCI All Country World Commodity Producers Sector Capped Index outperformed the 2.05% return of the broader-market MSCI All Country World Index.

Global commodity prices recovered from sharp declines in 2015 to post solid gains in the first ten months of 2016. Iron ore jumped 25% in the first quarter of 2016, following the restart of several stalled Chinese infrastructure projects and restocking of Chinese steel mills, as well as the loss of production from a major Brazilian mine.

Crude oil prices also staged a strong recovery, following sharp declines early in the period that brought the spot price of West Texas Intermediate (WTI) crude oil to a low of $26 per barrel on February 11. By July 1, however, WTI had risen 88.4% to $49 per barrel off of that low. WTI remained elevated through the end of the period, closing at just under $47.

Gold and silver showed strong gains in the first 10 months of 2016, benefiting from a softening Fed stance on interest-rate hikes, while copper and iron ore flattened after rising sharply in the first three months of the year.

In agriculture, crude palm oil prices saw strong gains in the first half of the period, primarily due to El Nino weather conditions in Asia. Granular potash prices in Brazil dropped sharply at the end of 2015 and in the first quarter of 2016 but were relatively stable through the remainder of the period.

Performance as of October 31, 2016

		Total	Average annual
		return	total return
Global Natural Resources Fund	Inception date	1 year	since inception
Institutional Class	11/1/2011	6.32%	–3.56%
Advisor Class	12/4/2015	6.30 *	–3.56	*
Premier Class	11/1/2011	6.11	–3.70
Retirement Class	11/1/2011	6.02	–3.79
Retail Class	11/1/2011	5.78	–3.95
MSCI All Country World Commodity Producers Sector Capped Index	—	11.42	–3.58	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If those higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.
†	Performance is calculated from the inception date of the Institutional Class.

30	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

The fund achieves gains but underperforms its benchmark

The fund posted positive returns but trailed its benchmark due to certain inopportune stock allocations. Specifically, the fund was hurt by its underweight position in diversified miner Glencore, which benefited from a successful refinancing of some of its debt and an announcement of asset sales. An underweight position in Barrick Gold, which benefited from surging gold prices, also detracted. Finally, the fund was hurt by its underweight position in Brazilian iron ore producer Vale, which benefited from the rise in iron ore prices.

By contrast, the fund benefited from an overweight position in Australian mining company Fortescue Metals, which gained on the surge in iron ore prices. In addition, fund positions in out-of-benchmark holdings Aker BP ASA, a Norwegian spinoff of British Petroleum, and Parsley Energy, an oil and natural gas company, also contributed as both companies benefited from the rise in oil prices.

The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustment or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (see the fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception November 1, 2011)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2016

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Global Natural	value	value	(5/1/16–
Resources Fund	(5/1/16)	(10/31/16)	10/31/16)
Actual return
Institutional Class	$1,000.00	$1,028.19	$3.87
Advisor Class	1,000.00	1,028.19	3.62
Premier Class	1,000.00	1,026.85	4.64
Retirement Class	1,000.00	1,026.85	5.15
Retail Class	1,000.00	1,025.50	5.86
5% annual hypothetical return
Institutional Class	1,000.00	1,021.32	3.86
Advisor Class	1,000.00	1,021.57	3.61
Premier Class	1,000.00	1,020.56	4.62
Retirement Class	1,000.00	1,020.06	5.13
Retail Class	1,000.00	1,019.36	5.84

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.76% for the Institutional Class, 0.71% for the Advisor Class, 0.91% for the Premier Class, 1.01% for the Retirement Class and 1.15% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	31

International Equity Fund

Portfolio composition

Sector	% of net assets as of 10/31/2016
Consumer discretionary	25.5
Industrials	22.4
Financials	15.7
Consumer staples	14.4
Materials	10.5
Health care	5.6
Information technology	3.6
Energy	1.7
Short-term investments, other assets & liabilities, net	0.6
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2016
France	23.1
Germany	15.6
Japan	15.2
India	14.2
United Kingdom	11.1
Italy	5.0
Switzerland	3.9
Netherlands	2.2
Denmark	1.6
Australia	1.4
6 other nations	4.7
Short-term investments	2.0
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2016
More than $50 billion	3.0
More than $15 billion–$50 billion	59.9
More than $2 billion–$15 billion	34.0
$2 billion or less	3.1
Total	100.0

Performance for the twelve months ended October 31, 2016

The International Equity Fund returned –2.21% for the Institutional Class, compared with the –3.23% return of its benchmark, the MSCI EAFE Index. The table below shows returns for all share classes of the fund.

Foreign developed market stocks decline, trail U.S. equities

The environment for foreign developed market equities was somewhat challenging, particularly in the first half of the period. Oil prices hit new lows, the U.S. Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark—and investors worried about the effect of China’s slowdown on global economic growth.

In late June, the surprising outcome of “Brexit,” a referendum whereby citizens of the United Kingdom voted to leave the European Union, initially roiled global equity markets, but they bounced back in July and August. The economies of the eurozone and the United Kingdom showed resilience, but the British currency plummeted. The Japanese yen rose sharply as it became an attractive alternative to the pound. During the last six months of the period, oil prices climbed back to nearly $47 per barrel, developed market central banks held interest rates steady and China’s growth stabilized.

For the twelve months, the MSCI EAFE Index, which measures stock performance in 21 developed market nations outside North America, significantly underperformed the 4.24% gain of the broad U.S. stock market, as measured by the Russell 3000® Index. For the ten years ended October 31, 2016, the MSCI EAFE’s average annual gain was 1.22% compared to the 6.76% average annual return of the Russell 3000 Index.

Performance as of October 31, 2016

		Total return		Average annual total return
International Equity Fund	Inception date	1 year		5 years		10 years
Institutional Class	7/1/1999	–2.21%		7.12%		1.72%
Advisor Class	12/4/2015	–2.22	*	7.12	*	1.72	*
Premier Class	9/30/2009	–2.37		6.96		1.61	*
Retirement Class	10/1/2002	–2.51		6.86		1.48
Retail Class	3/31/2006	–2.60		6.74		1.44
MSCI EAFE Index	—	–3.23		4.99		1.22

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

32	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

U.S. dollar’s strength hampers benchmark returns

Currency translation was a drag on returns across most components of the EAFE. In local currency terms, the EAFE index declined 1.90% at period-end. The United Kingdom and France, two of the largest segments of the EAFE, declined 10.2% and 5.0%, respectively, in U.S.-dollar-based returns. Japan and Norway were the exceptions, rising 3.2% and 2.0% in U.S. dollars, but falling in local currency.

Fund selections and allocations help produce outperformance

For the period, the fund outperformed its benchmark as a result of successful stock allocations and selections. An overweight position in adidas contributed the most, as the German sportswear company reported strong earnings and improved market share in the United States. Overweight positions in Schneider Electric, an electric company headquartered in Paris, and Weir Group, a UK-based industrial engineering firm, also bolstered returns relative to the benchmark. Both stocks had strong double-digit returns during the period.

These positive effects were partly offset by holdings that hindered performance, including an overweight in pan-European satellite broadcaster Sky, which was the largest detractor due in part to the effects of increased competition. Overweights in French-based Accor, a global hotel operator, and Linde, a multinational gas and engineering company, also detracted.

The fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (see the fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2016

International Equity Fund	Beginning account value (5/1/16)	Ending account value (10/31/16)	Expenses paid during period* (5/1/16– 10/31/16)
Actual return
Institutional Class	$1,000.00	$1,005.70	$2.47
Advisor Class	1,000.00	1,005.70	2.12
Premier Class	1,000.00	1,004.76	3.23
Retirement Class	1,000.00	1,003.67	3.73
Retail Class	1,000.00	1,004.24	3.93
5% annual hypothetical return
Institutional Class	1,000.00	1,022.67	2.49
Advisor Class	1,000.00	1,023.03	2.14
Premier Class	1,000.00	1,021.92	3.25
Retirement Class	1,000.00	1,021.42	3.76
Retail Class	1,000.00	1,021.22	3.96

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.49% for the Institutional Class, 0.42% for the Advisor Class, 0.64% for the Premier Class, 0.74% for the Retirement Class and 0.78% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	33

International Opportunities Fund

Portfolio composition

Sector	% of net assets as of 10/31/2016
Consumer discretionary	20.6
Financials	17.4
Information technology	12.6
Industrials	10.6
Materials	9.9
Consumer staples	9.4
Energy	7.9
Health care	7.3
Real estate	1.7
Short-term investments, other assets & liabilities, net	2.6
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2016
United Kingdom	13.7
Japan	13.7
Canada	8.2
Taiwan	5.7
France	5.1
Norway	4.3
Finland	3.8
Sweden	3.4
Netherlands	3.4
Germany	3.0
15 other nations	29.6
Short-term investments	6.1
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2016
More than $50 billion	16.3
More than $15 billion–$50 billion	21.0
More than $2 billion–$15 billion	44.8
$2 billion or less	17.9
Total	100.0

Performance for the twelve months ended October 31, 2016

The International Opportunities Fund returned –1.82% for the Institutional Class, compared with the 0.22% return of its benchmark, the MSCI All Country World ex USA Index. The table below shows returns for all share classes of the fund.

Foreign developed market stocks decline, trail U.S. equities

The environment for foreign developed market equities was somewhat challenging, particularly in the first half of the period. Oil prices hit new lows, the U.S. Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark—and investors worried about the effect of China’s slowdown on global economic growth.

In late June, the surprising outcome of “Brexit,” a referendum whereby citizens of the United Kingdom voted to leave the European Union, initially roiled global equity markets, but they bounced back in July and August. The economies of the eurozone and the United Kingdom showed resilience, but the British currency plummeted. The Japanese yen rose sharply as it became an attractive alternative to the pound. During the last six months of the period, oil prices climbed back to nearly $47 per barrel, developed market central banks held interest rates steady and China’s growth stabilized.

For the twelve months, the –3.23% return of the MSCI EAFE Index, which measures the stock market performance of 21 developed market nations outside North America, was significantly less than the 4.24% gain of the broad U.S. stock market, as measured by the Russell 3000® Index. Emerging markets fared much better, however, with the MSCI Emerging Markets Index gaining 9.27% for the twelve-month period. The fund’s benchmark includes both developed and emerging market companies.

Performance as of October 31, 2016

		Total return		Average annual total return
International Opportunities Fund	Inception date	1 year		since inception
Institutional Class	4/12/2013	–1.82%		1.23%
Advisor Class	12/4/2015	–1.83	*	1.23	*
Premier Class	4/12/2013	–1.90		1.08
Retirement Class	4/12/2013	–1.98		0.97
Retail Class	4/12/2013	–2.25		0.83
MSCI All Country World ex USA Index	—	0.22		1.22	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If those higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.
†	Performance is calculated from the inception date of the Institutional Class.

34	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

Returns of Japan and the United Kingdom affected by currency fluctuations

Currency translation significantly affected the returns of the two largest countries in the benchmark. Japan, the largest component, returned 3.2% in U.S. dollars, but lost 10.1% in local currency terms. The United Kingdom, the second-largest component, experienced the opposite—the United Kingdom lost –10.2% in U.S. dollars but gained 13.6% in local currency. By contrast, the returns of France and Germany, which are smaller but still significant weightings, were not greatly affected by currency issues.

The fund lags its benchmark index

The fund’s holdings in several stocks were largely responsible for its underperformance. An out-of-benchmark position in Cosmax, a South Korean cosmetics company, was the largest detractor, as the company missed earnings expectations due in part to reduced demand from China. Overweight positions in International Consolidated Airlines Group, a British-Spanish multinational carrier, and Taylor Wimpey, a British homebuilder, also detracted.

These negative effects were partially offset by other favorable allocations. An out-of-benchmark position in Aker BP, a Norwegian offshore energy exploration and production company, was the largest contributor during the period. Similarly, out-of-benchmark positions in boohoo.com, a British online clothing retailer, and Seria, a Japanese discount retailer of general merchandise, also helped. A substantial overweight position in Brazilian bank Itau Unibanco made a solid contribution as well.

The fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (see the fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception April 12, 2013)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2016

International Opportunities Fund	Beginning account value (5/1/16)	Ending account value (10/31/16)	Expenses paid during period* (5/1/16– 10/31/16)
Actual return
Institutional Class	$1,000.00	$1,004.94	$3.18
Advisor Class	1,000.00	1,005.93	2.77
Premier Class	1,000.00	1,004.95	3.98
Retirement Class	1,000.00	1,003.96	4.43
Retail Class	1,000.00	1,002.97	5.49
5% annual hypothetical return
Institutional Class	1,000.00	1,021.97	3.20
Advisor Class	1,000.00	1,022.37	2.80
Premier Class	1,000.00	1,021.17	4.01
Retirement Class	1,000.00	1,020.71	4.47
Retail Class	1,000.00	1,019.66	5.53

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.63% for the Institutional Class, 0.55% for the Advisor Class, 0.79% for the Premier Class, 0.88% for the Retirement Class and 1.09% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	35

Social Choice International Equity Fund

Portfolio composition

Sector	% of net assets as of 10/31/2016
Financials	21.9
Industrials	14.5
Consumer discretionary	13.0
Health care	10.5
Consumer staples	9.5
Materials	8.3
Information technology	5.1
Telecommunication services	4.5
Utilities	4.4
Real estate	4.3
Energy	3.2
Short-term investments, other assets & liabilities, net	0.8
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2016
Japan	24.7
United Kingdom	17.0
France	9.3
Switzerland	8.6
Germany	8.5
Australia	7.5
Sweden	3.9
Spain	3.5
Hong Kong	3.4
Netherlands	3.2
14 other nations	10.4
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2016
More than $50 billion	20.4
More than $15 billion–$50 billion	44.9
More than $2 billion–$15 billion	34.7
Total	100.0

Performance for the twelve months ended October 31, 2016

The Social Choice International Equity Fund returned –1.65% for the Institutional Class, compared with the –3.23% return of its benchmark, the MSCI EAFE Index. The table below shows returns for all share classes of the fund. The fund screens investments by using certain environmental, social and governance criteria, while the benchmark does not.

Avoiding certain stocks aids fund’s relative performance

Because of its social criteria, the fund did not invest in a number of stocks included in the MSCI EAFE Index. Avoiding these companies produced mixed results during the twelve-month period, but the net effect was that the fund outperformed its benchmark.

The fund benefited by excluding Bayer, Lloyds Banking Group and Sanofi-Aventis. Bayer’s share price began falling when the German drug maker entered talks to acquire U.S. agricultural giant Monsanto. Financial stocks plummeted, and Lloyds Banking Group saw about one fifth of its market value erased following the late June “Brexit” referendum, when the United Kingdom voted to leave the European Union. Also, a scandal involving the sales of payment protection insurance tarnished the bank’s reputation. French drug maker Sanofi-Aventis also suffered several setbacks, including the loss of patent protection for its diabetes drug Lantus.

Excluding other stocks limits the fund’s returns

Some of the fund’s stock exclusions detracted, especially Glencore. After last year’s downturn in commodity prices, the commodities trader slashed debt, suspended dividends, sold assets and reined in spending. A rising share price rewarded Glencore’s efforts. The near-exclusion of Royal Dutch Shell (the fund had an average weighting of 0.01% during the period) also hampered the fund’s relative returns, as the energy giant curtailed spending, sold low-return businesses, and saw its shares rise as oil prices recovered. Royal Dutch Shell’s

Performance as of October 31, 2016

		Total return		Average annual total return
Social Choice International Equity Fund	Inception date	1 year		since inception
Institutional Class	8/7/2015	–1.65%		–5.12%
Advisor Class	12/4/2015	–1.56	*	–5.05	*
Premier Class	8/7/2015	–1.72		–5.25
Retirement Class	8/7/2015	–1.84		–5.35
Retail Class	8/7/2015	–1.92		–5.41
MSCI EAFE Index	—	–3.23		–6.33	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If those higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.
†	Performance is calculated from the inception date of the Institutional Class.

36	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

share price moved up as crude oil prices started to recover. Excluding Siemens also detracted. The German conglomerate reported increased profits and was awarded electric power contracts in Egypt and England.

Overweight positions bolster the fund’s relative performance

To compensate for the exclusion of some stocks within the MSCI EAFE Index, the fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of its index.

The fund benefited from overweight positions in adidas, South32 and Newcrest Mining. Athletic apparel giant adidas saw strong revenue growth, driven by the retro style of its “Superstar” shoe and its popular “Ultra Boost” shoe. South32 benefited from an improved outlook for commodity prices and cost-saving initiatives, despite reporting a loss in its first year after being spun off from BHP Billiton. Amid global uncertainty, rising gold prices helped Newcrest Mining.

Some of the fund’s holdings detracted from relative performance, especially an underweight position in HSBC Holdings and overweight positions in Associated British Foods and Capita. Despite reporting declining profits, the share price of British bank HSBC Holdings rose following the announcement of a $2.5 billion stock buyback plan. Associated British Foods warned that the British pound’s post-Brexit decline would hurt profit margins, and Capita, a large British-based outsourcing and professional services company, reported that it would miss earnings estimates due to a business slowdown linked to the Brexit referendum.

The fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (see the fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception August 7, 2015)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2016

Social Choice International Equity Fund	Beginning account value (5/1/16)	Ending account value (10/31/16)	Expenses paid during period* (5/1/16– 10/31/16)
Actual return
Institutional Class	$1,000.00	$1,004.31	$2.02
Advisor Class	1,000.00	1,005.39	1.61
Premier Class	1,000.00	1,004.32	2.77
Retirement Class	1,000.00	1,003.24	3.27
Retail Class	1,000.00	1,004.32	3.33
5% annual hypothetical return
Institutional Class	1,000.00	1,023.13	2.03
Advisor Class	1,000.00	1,023.53	1.63
Premier Class	1,000.00	1,022.37	2.80
Retirement Class	1,000.00	1,021.87	3.30
Retail Class	1,000.00	1,021.82	3.35

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.40% for the Institutional Class, 0.32% for the Advisor Class, 0.55% for the Premier Class, 0.65% for the Retirement Class and 0.66% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	37

Summary portfolio of investments

Enhanced Large-Cap Growth Index Fund  ■  October 31, 2016

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$15,266,852	0.7%
BANKS			7,412,787	0.4
CAPITAL GOODS
111,698		3M Co	18,463,679	0.9
101,950		Boeing Co	14,520,738	0.7
99,045		Honeywell International, Inc	10,863,256	0.5
116,097		Illinois Tool Works, Inc	13,185,136	0.7
77,000		Lockheed Martin Corp	18,971,260	0.9
65,783		Northrop Grumman Corp	15,064,307	0.7
182,136		Waste Management, Inc	11,959,050	0.6
		Other	85,226,586	4.2
			188,254,012	9.2
COMMERCIAL & PROFESSIONAL SERVICES			8,162,110	0.4
CONSUMER DURABLES & APPAREL			35,498,281	1.7
CONSUMER SERVICES
201,006		McDonald’s Corp	22,627,245	1.1
		Other	46,128,867	2.3
			68,756,112	3.4
DIVERSIFIED FINANCIALS
440,000		iShares Russell 1000 Growth Index Fund	44,765,600	2.2
		Other	34,441,848	1.7
			79,207,448	3.9
ENERGY			6,956,689	0.3
FOOD & STAPLES RETAILING
176,990		CVS Health Corp	14,884,859	0.7
238,391		Sysco Corp	11,471,375	0.6
		Other	11,541,191	0.6
			37,897,425	1.9
FOOD, BEVERAGE & TOBACCO
430,580		Altria Group, Inc	28,469,950	1.4
411,638		Coca-Cola Co	17,453,451	0.9
216,375		ConAgra Foods, Inc	10,424,948	0.5
232,477		General Mills, Inc	14,408,924	0.7
275,363		PepsiCo, Inc	29,518,914	1.4
		Other	35,540,727	1.7
			135,816,914	6.6
HEALTH CARE EQUIPMENT & SERVICES
206,795	*	Express Scripts Holding Co	13,937,983	0.7
233,895		UnitedHealth Group, Inc	33,056,381	1.6
		Other	88,059,772	4.4
			135,054,136	6.7
HOUSEHOLD & PERSONAL PRODUCTS
90,732		Kimberly-Clark Corp	10,380,648	0.5
		Other	21,803,266	1.1
			32,183,914	1.6
INSURANCE
205,701		Marsh & McLennan Cos, Inc	13,039,387	0.6
		Other	3,864,531	0.2
			16,903,918	0.8
Shares		Company	Value	% of net assets
MATERIALS
198,373		EI du Pont de Nemours & Co	$13,646,079	0.7%
		Other	74,307,323	3.6
			87,953,402	4.3
MEDIA
350,707		Comcast Corp (Class A)	21,680,706	1.1
246,820		Walt Disney Co	22,877,746	1.1
		Other	35,504,520	1.7
			80,062,972	3.9
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
271,268		AbbVie, Inc	15,131,329	0.7
155,954		Amgen, Inc	22,014,467	1.1
45,604	*	Biogen Idec, Inc	12,777,329	0.6
208,791		Bristol-Myers Squibb Co	10,629,550	0.5
118,122	*	Celgene Corp	12,069,706	0.6
296,469		Gilead Sciences, Inc	21,829,012	1.1
108,116		Johnson & Johnson	12,540,375	0.6
		Other	41,521,505	2.0
			148,513,273	7.2
REAL ESTATE			34,591,546	1.7
RETAILING
76,450	*	Amazon.com, Inc	60,381,739	3.0
232,611		Home Depot, Inc	28,380,868	1.4
234,109		Lowe’s Companies, Inc	15,603,365	0.8
12,841	*	Priceline.com, Inc	18,930,587	0.9
		Other	54,600,293	2.6
			177,896,852	8.7
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
395,470		Applied Materials, Inc	11,500,267	0.5
62,592		Broadcom Ltd	10,658,166	0.5
297,249		Texas Instruments, Inc	21,060,092	1.0
		Other	56,125,610	2.7
			99,344,135	4.7
SOFTWARE & SERVICES
55,128	*	Alphabet, Inc (Class A)	44,648,167	2.2
56,853	*	Alphabet, Inc (Class C)	44,603,453	2.2
428,382	*	eBay, Inc	12,213,171	0.6
418,196	*	Facebook, Inc	54,779,494	2.7
109,065	*	Fiserv, Inc	10,740,721	0.5
161,812		International Business Machines Corp	24,868,886	1.2
259,692		MasterCard, Inc (Class A)	27,792,238	1.3
1,589,021		Microsoft Corp	95,214,138	4.7
290,232		Visa, Inc (Class A)	23,947,042	1.2
		Other	96,938,583	4.7
			435,745,893	21.3
TECHNOLOGY HARDWARE & EQUIPMENT
1,037,804		Apple, Inc	117,832,266	5.8
		Other	26,686,880	1.3
			144,519,146	7.1
TELECOMMUNICATION SERVICES
329,362		Verizon Communications, Inc	15,842,312	0.8
		Other	9,224,020	0.4
			25,066,332	1.2

38	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Enhanced Large-Cap Growth Index Fund  ■  October 31, 2016

Shares	Company	Value	% of net assets
TRANSPORTATION		$42,689,651	2.1%
	TOTAL COMMON STOCKS (Cost $1,695,712,141)	2,043,753,800	99.8

Principal	Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
	Federal Home Loan Bank (FHLB)
$14,900,000	0.150%, 11/01/16	14,900,000	0.8
		14,900,000	0.8
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
22,908,582	c	State Street Navigator Securities Lending Government Money Market Portfolio	$22,908,582	1.1%
			22,908,582	1.1
	TOTAL SHORT-TERM INVESTMENTS (Cost $37,808,582)		37,808,582	1.9
	TOTAL PORTFOLIO (Cost $1,733,520,723)		2,081,562,382	101.7
	OTHER ASSETS & LIABILITIES, NET		(34,151,066)	(1.7)
	NET ASSETS		$2,047,411,316	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/16, the aggregate value of securities on loan is $22,688,172.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	39

Summary portfolio of investments

Enhanced Large-Cap Value Index Fund  ■  October 31, 2016

Shares	Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS		$23,699,961	1.2%
BANKS
2,308,580	Bank of America Corp	38,091,570	1.9
582,519	Citigroup, Inc	28,630,809	1.4
808,700	JPMorgan Chase & Co	56,010,562	2.7
126,903	PNC Financial Services Group, Inc	12,131,927	0.6
918,024	Wells Fargo & Co	42,238,284	2.1
	Other	34,903,067	1.7
		212,006,219	10.4
CAPITAL GOODS
79,276	Cummins, Inc	10,133,059	0.5
1,188,422	General Electric Co	34,583,080	1.7
	Other	101,238,789	5.0
		145,954,928	7.2
COMMERCIAL & PROFESSIONAL SERVICES		7,068,478	0.3
CONSUMER DURABLES & APPAREL		16,295,594	0.8
CONSUMER SERVICES		21,565,161	1.0
DIVERSIFIED FINANCIALS
124,221	Capital One Financial Corp	9,197,323	0.4
65,389	Goldman Sachs Group, Inc	11,654,935	0.6
450,000	iShares Russell 1000 Value Index Fund	46,818,000	2.3
434,721	Morgan Stanley	14,593,584	0.7
134,355	State Street Corp	9,433,065	0.5
333,838	Synchrony Financial	9,544,428	0.5
	Other	45,002,995	2.2
		146,244,330	7.2
ENERGY
339,122	Chevron Corp	35,523,030	1.7
95,371	EOG Resources, Inc	8,623,446	0.4
778,132	Exxon Mobil Corp	64,833,958	3.2
279,187	Schlumberger Ltd	21,840,799	1.1
	Other	118,148,804	5.8
		248,970,037	12.2
FOOD & STAPLES RETAILING
162,408	Walgreens Boots Alliance, Inc	13,436,014	0.7
395,865	Wal-Mart Stores, Inc	27,718,467	1.4
	Other	2,795,316	0.1
		43,949,797	2.2
FOOD, BEVERAGE & TOBACCO
120,124	Kraft Heinz Co	10,685,030	0.5
197,037	Philip Morris International, Inc	19,002,248	1.0
	Other	41,367,307	2.0
		71,054,585	3.5
HEALTH CARE EQUIPMENT & SERVICES
189,606	Medtronic plc	15,551,484	0.8
	Other	50,728,097	2.5
		66,279,581	3.3
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS
161,132		Colgate-Palmolive Co	$11,498,379	0.6%
495,925		Procter & Gamble Co	43,046,290	2.1
		Other	6,452,992	0.3
			60,997,661	3.0
INSURANCE
165,395		Aflac, Inc	11,390,754	0.5
334,243	*	Berkshire Hathaway, Inc (Class B)	48,231,265	2.4
168,522		Prudential Financial, Inc	14,288,980	0.7
		Other	61,748,903	3.0
			135,659,902	6.6
MATERIALS
254,726		Dow Chemical Co	13,706,806	0.7
219,553		International Paper Co	9,886,472	0.5
106,723		LyondellBasell Industries AF S.C.A	8,489,815	0.4
279,385		Newmont Mining Corp	10,348,420	0.5
195,135		Nucor Corp	9,532,345	0.5
		Other	46,733,063	2.3
			98,696,921	4.9
MEDIA			21,115,731	1.0
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
452,742		Johnson & Johnson	52,513,545	2.6
609,290		Merck & Co, Inc	35,777,509	1.8
1,004,268		Pfizer, Inc	31,845,338	1.5
		Other	16,651,165	0.8
			136,787,557	6.7
REAL ESTATE			77,651,084	3.8
RETAILING			33,422,584	1.7
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,036,596		Intel Corp	36,146,103	1.8
338,384		Qualcomm, Inc	23,253,748	1.2
		Other	31,940,596	1.6
			91,340,447	4.6
SOFTWARE & SERVICES
98,492		International Business Machines Corp	15,137,235	0.7
472,148		Oracle Corp	18,139,926	0.9
		Other	24,430,494	1.2
			57,707,655	2.8
TECHNOLOGY HARDWARE & EQUIPMENT
149,621		Apple, Inc	16,987,968	0.8
1,211,915		Cisco Systems, Inc	37,181,552	1.8
117,246		Motorola, Inc	8,509,715	0.4
		Other	25,388,712	1.3
			88,067,947	4.3
TELECOMMUNICATION SERVICES
1,295,916		AT&T, Inc	47,676,750	2.4
476,219		Verizon Communications, Inc	22,906,134	1.1
		Other	11,695,265	0.6
			82,278,149	4.1
TRANSPORTATION			29,627,992	1.5

40	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Enhanced Large-Cap Value Index Fund  ■  October 31, 2016

Shares	Company	Value	% of net assets
UTILITIES
138,405	Duke Energy Corp	$11,075,168	0.6%
282,403	Exelon Corp	9,621,470	0.5
99,420	NextEra Energy, Inc	12,725,760	0.6
207,921	Southern Co	10,722,486	0.5
	Other	67,266,266	3.3
		111,411,150	5.5
	TOTAL COMMON STOCKS (Cost $1,799,948,572)	2,027,853,451	99.8

Principal	Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
	Federal Home Loan Bank (FHLB)
$15,100,000	0.150%, 11/01/16	15,100,000	0.8
		15,100,000	0.8
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
24,466,322	c	State Street Navigator Securities Lending Government Money Market Portfolio	$24,466,322	1.2%
			24,466,322	1.2
	TOTAL SHORT-TERM INVESTMENTS (Cost $39,566,322)		39,566,322	2.0
	TOTAL PORTFOLIO (Cost $1,839,514,894)		2,067,419,773	101.8
	OTHER ASSETS & LIABILITIES, NET		(36,281,893)	(1.8)
	NET ASSETS		$2,031,137,880	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/16, the aggregate value of securities on loan is $23,949,883.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	41

Summary portfolio of investments

Growth & Income Fund  ■  October 31, 2016

Shares		Company	Value	% of net assets
COMMON STOCKS

BANKS
5,018,228		Bank of America Corp	$82,800,762	1.6%
1,199,037		JPMorgan Chase & Co	83,045,302	1.6
1,070,093		Wells Fargo & Co	49,234,979	0.9
		Other	172,392,552	3.2
			387,473,595	7.3
CAPITAL GOODS
212,188		3M Co	35,074,677	0.7
2,014,227	n	General Electric Co	58,614,006	1.1
440,271		Honeywell International, Inc	48,288,923	0.9
336,674		Illinois Tool Works, Inc	38,236,066	0.7
195,213		Northrop Grumman Corp	44,703,777	0.8
272,734	n	Raytheon Co	37,258,192	0.7
		Other	109,263,986	2.1
			371,439,627	7.0
CONSUMER DURABLES & APPAREL			160,205,139	3.0
CONSUMER SERVICES			56,242,481	1.1
DIVERSIFIED FINANCIALS
1,020,510		Morgan Stanley	34,258,521	0.7
		Other	44,237,845	0.8
			78,496,366	1.5
ENERGY
360,058	*	Concho Resources, Inc	45,705,762	0.9
996,477	*	Continental Resources, Inc	48,737,690	0.9
643,650		EOG Resources, Inc	58,198,833	1.1
		Other	257,455,137	4.8
			410,097,422	7.7
FOOD & STAPLES RETAILING			30,976,988	0.6
FOOD, BEVERAGE & TOBACCO
407,341		Kraft Heinz Co	36,232,982	0.7
858,134		Mondelez International, Inc	38,564,542	0.7
590,754		PepsiCo, Inc	63,328,829	1.2
713,771		Philip Morris International, Inc	68,836,075	1.3
		Other	200,315,111	3.7
			407,277,539	7.6
HEALTH CARE EQUIPMENT & SERVICES
1,817,699	*	Boston Scientific Corp	39,989,378	0.7
704,759		Medtronic plc	57,804,333	1.1
		Other	157,073,546	3.0
			254,867,257	4.8
HOUSEHOLD & PERSONAL PRODUCTS
598,909		Procter & Gamble Co	51,985,301	1.0
		Other	22,175,456	0.4
			74,160,757	1.4
INSURANCE
887,032		American International Group, Inc	54,729,875	1.0
253,227	*	Berkshire Hathaway, Inc (Class B)	36,540,656	0.7
433,780		Chubb Ltd	55,090,060	1.0
		Other	10,124,751	0.2
			156,485,342	2.9
Shares		Company	Value	% of net assets
MATERIALS
1,001,179		Dow Chemical Co	$53,873,442	1.0%
		Other	104,940,759	2.0
			158,814,201	3.0
MEDIA
956,852		Comcast Corp (Class A)	59,152,591	1.1
416,693		Time Warner, Inc	37,081,510	0.7
419,429	n	Walt Disney Co	38,876,874	0.7
		Other	56,147,810	1.1
			191,258,785	3.6
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
778,233		AbbVie, Inc	43,409,837	0.8
189,311	*	Allergan plc	39,554,640	0.7
627,000	n	Eli Lilly & Co	46,297,680	0.9
1,030,486		Merck & Co, Inc	60,510,138	1.1
2,378,483		Pfizer, Inc	75,421,696	1.4
		Other	181,654,717	3.5
			446,848,708	8.4
REAL ESTATE			15,739,192	0.3
RETAILING
142,898	*	Amazon.com, Inc	112,863,698	2.1
657,584		Home Depot, Inc	80,231,824	1.5
		Other	139,405,737	2.6
			332,501,259	6.2
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,176,660		Applied Materials, Inc	34,217,273	0.6
244,264		Broadcom Ltd	41,593,274	0.8
1,842,781		Intel Corp	64,257,773	1.2
663,600		Qualcomm, Inc	45,602,592	0.8
		Other	83,708,908	1.6
			269,379,820	5.0
SOFTWARE & SERVICES
186,704	*	Alphabet, Inc (Class C)	146,476,756	2.7
804,055	*	Facebook, Inc	105,323,164	2.0
540,645		MasterCard, Inc (Class A)	57,859,828	1.1
2,369,504		Microsoft Corp	141,980,680	2.7
1,025,763		Oracle Corp	39,409,815	0.7
600,150	*	Salesforce.com, Inc	45,107,274	0.8
		Other	276,480,098	5.2
			812,637,615	15.2
TECHNOLOGY HARDWARE & EQUIPMENT
1,706,179		Apple, Inc	193,719,563	3.6
1,386,538		Cisco Systems, Inc	42,538,986	0.8
		Other	50,509,834	1.0
			286,768,383	5.4
TELECOMMUNICATION SERVICES
1,746,256		AT&T, Inc	64,244,758	1.2
		Other	28,619,367	0.5
			92,864,125	1.7

42	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Growth & Income Fund  ■  October 31, 2016

Shares	Company	Value	% of net assets
TRANSPORTATION
469,932	United Parcel Service, Inc (Class B)	$50,639,872	0.9%
	Other	33,104,124	0.6
		83,743,996	1.5
UTILITIES
318,061	NextEra Energy, Inc	40,711,808	0.8
	Other	71,492,250	1.3
		112,204,058	2.1
	TOTAL COMMON STOCKS (Cost $4,208,312,465)	5,190,482,655	97.3
PURCHASED OPTIONS
FOOD, BEVERAGE & TOBACCO		14,850	0.0
HEALTH CARE EQUIPMENT & SERVICES		580,000	0.0
MEDIA		31,400	0.0
SOFTWARE & SERVICES		39,000	0.0
	TOTAL PURCHASED OPTIONS (Cost $1,576,635)	665,250	0.0

Principal	Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT		46,298,022	0.9
TREASURY DEBT		23,137,591	0.4
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
51,606,070	c	State Street Navigator Securities Lending Government Money Market Portfolio	$51,606,070	1.0%
			51,606,070	1.0
	TOTAL SHORT-TERM INVESTMENTS (Cost $121,041,950)		121,041,683	2.3
	TOTAL PORTFOLIO (Cost $4,330,931,050)		5,312,189,588	99.6
	OTHER ASSETS & LIABILITIES, NET		22,672,805	0.4
	NET ASSETS		$5,334,862,393	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/16, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $31,335,297 or 0.6% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

At 10/31/16, the aggregate value of securities on loan is $49,916,981.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	43

Summary portfolio of investments

Large-Cap Growth Fund  ■  October 31, 2016

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
528,399		Delphi Automotive plc	$34,382,923	1.0%
			34,382,923	1.0
CAPITAL GOODS
309,769		Northrop Grumman Corp	70,937,101	2.0
269,102		Parker Hannifin Corp	33,032,270	0.9
373,155		Raytheon Co	50,976,705	1.4
			154,946,076	4.3
COMMERCIAL & PROFESSIONAL SERVICES
1,749,705		Nielsen NV	78,771,719	2.1
		Other	25,067,103	0.7
			103,838,822	2.8
CONSUMER DURABLES & APPAREL
1,071,557		Nike, Inc (Class B)	53,770,730	1.5
		Other	52,501,555	1.4
			106,272,285	2.9
CONSUMER SERVICES
85,663	*	Chipotle Mexican Grill, Inc (Class A)	30,903,784	0.9
652,291		Las Vegas Sands Corp	37,754,603	1.0
1,100,980		Starbucks Corp	58,429,008	1.6
		Other	35,013,002	1.0
			162,100,397	4.5
DIVERSIFIED FINANCIALS
304,988		S&P Global, Inc	37,162,788	1.0
			37,162,788	1.0
ENERGY
261,546	*	Concho Resources, Inc	33,200,649	0.9
442,104		EOG Resources, Inc	39,975,044	1.1
411,577		Schlumberger Ltd	32,197,669	0.9
		Other	11,972,800	0.3
			117,346,162	3.2
FOOD & STAPLES RETAILING			24,531,041	0.7
FOOD, BEVERAGE & TOBACCO
390,277		Molson Coors Brewing Co (Class B)	40,514,655	1.1
336,645	*	Monster Beverage Corp	48,591,339	1.4
		Other	18,505,750	0.5
			107,611,744	3.0
HEALTH CARE EQUIPMENT & SERVICES
1,103,706	*	Cerner Corp	64,655,097	1.8
106,309	*	Intuitive Surgical, Inc	71,448,153	2.0
			136,103,250	3.8
HOUSEHOLD & PERSONAL PRODUCTS
469,505		Estee Lauder Cos (Class A)	40,907,971	1.1
			40,907,971	1.1
Shares		Company	Value	% of net assets
MATERIALS
279,394		Ecolab, Inc	$31,898,413	0.9%
355,078		Monsanto Co	35,781,210	1.0
		Other	19,991,515	0.5
			87,671,138	2.4
MEDIA
1,104,146		Comcast Corp (Class A)	68,258,306	1.9
			68,258,306	1.9
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
246,830	*	Alexion Pharmaceuticals, Inc	32,211,315	0.9
320,112	*	Allergan plc	66,884,201	1.8
616,358	*	Celgene Corp	62,979,460	1.7
331,999		Johnson & Johnson	38,508,564	1.1
181,766		Shire plc (ADR)	30,653,018	0.8
273,667		Thermo Electron Corp	40,237,259	1.1
1,444,782		Zoetis Inc	69,060,580	1.9
		Other	78,289,430	2.2
			418,823,827	11.5
RETAILING
198,102	*	Amazon.com, Inc	156,464,922	4.3
292,992		Expedia, Inc	37,863,356	1.0
537,902		Home Depot, Inc	65,629,423	1.8
920,792		Industria De Diseno Textil S.A.	32,128,658	0.9
541,351	*	NetFlix, Inc	67,598,499	1.9
		Other	23,279,868	0.6
			382,964,726	10.5
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
197,131		Broadcom Ltd	33,567,467	0.9
356,547		Lam Research Corp	34,535,142	1.0
		Other	76,081,369	2.1
			144,183,978	4.0
SOFTWARE & SERVICES
959,166		Activision Blizzard, Inc	41,407,196	1.1
1,222,380	*	Adobe Systems, Inc	131,418,074	3.6
108,362	*	Alphabet, Inc (Class A)	87,762,384	2.4
178,339	*	Alphabet, Inc (Class C)	139,914,079	3.9
1,156,174	*	Facebook, Inc	151,447,232	4.2
1,070,575		Intuit, Inc	116,414,326	3.2
787,660		MasterCard, Inc (Class A)	84,295,373	2.3
2,389,132		Microsoft Corp	143,156,790	3.9
906,623	*	PayPal Holdings, Inc	37,769,914	1.0
481,073	*	Red Hat, Inc	37,259,104	1.0
912,765	*	Salesforce.com, Inc	68,603,417	1.9
1,693,829		Visa, Inc (Class A)	139,757,831	3.9
		Other	83,908,247	2.3
			1,263,113,967	34.7
TECHNOLOGY HARDWARE & EQUIPMENT
1,571,617		Apple, Inc	178,441,394	4.9
		Other	11,526,636	0.3
			189,968,030	5.2

44	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Growth Fund  ■  October 31, 2016

Shares	Company	Value	% of net assets
TRANSPORTATION
405,059	Union Pacific Corp	$35,718,103	1.0%
	Other	2,911,096	0.1
		38,629,199	1.1

	TOTAL COMMON STOCKS (Cost $2,771,760,337)	3,618,816,630	99.6

Principal	Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
	Federal Home Loan Bank (FHLB)
$39,550,000	0.150%, 11/01/16	39,550,000	1.1
		39,550,000	1.1
	TOTAL SHORT-TERM INVESTMENTS (Cost $39,550,000)	39,550,000	1.1
	TOTAL PORTFOLIO (Cost $2,811,310,337)	3,658,366,630	100.7
	OTHER ASSETS & LIABILITIES, NET	(25,536,726)	(0.7)
	NET ASSETS	$3,632,829,904	100.0%

Abbreviation(s):

ADR – American Depositary Receipt

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/16, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $5,766,990 or 0.2% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	45

Summary portfolio of investments

Large-Cap Value Fund  ■  October 31, 2016

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$19,324,150	0.3%

BANKS
8,403,721		Bank of America Corp	138,661,396	2.4
1,760,231		Citigroup, Inc	86,515,354	1.5
1,175,506		JPMorgan Chase & Co	81,415,546	1.4
3,464,202		Wells Fargo & Co	159,387,934	2.8
1,253,049		Zions Bancorporation	40,360,708	0.7
		Other	114,726,620	2.0
			621,067,558	10.8
CAPITAL GOODS
1,177,420	*	Colfax Corp	37,430,182	0.6
1,537,401		General Electric Co	44,738,369	0.8
360,680		L-3 Communications Holdings, Inc	49,391,519	0.9
		Other	207,634,022	3.6
			339,194,092	5.9
CONSUMER DURABLES & APPAREL
1,516,696		Mattel, Inc	47,821,425	0.8
		Other	109,414,854	1.9
			157,236,279	2.7
CONSUMER SERVICES
854,342		Restaurant Brands International, Inc	37,992,589	0.7
		Other	116,451,766	2.0
			154,444,355	2.7
DIVERSIFIED FINANCIALS
563,724		Goldman Sachs Group, Inc	100,478,166	1.7
936,719		State Street Corp	65,767,041	1.2
2,106,054		Synchrony Financial	60,212,084	1.0
		Other	84,696,886	1.5
			311,154,177	5.4
ENERGY
706,334		Baker Hughes, Inc	39,130,904	0.7
2,828,895		Cenovus Energy, Inc	40,849,244	0.7
920,032		Chevron Corp	96,373,352	1.7
1,177,029		EOG Resources, Inc	106,426,962	1.9
860,064		Exxon Mobil Corp	71,660,532	1.2
1,076,814	*	RSP Permian, Inc	38,872,985	0.7
597,283		Schlumberger Ltd	46,725,449	0.8
1,661,460		Williams Cos, Inc	48,514,632	0.8
		Other	283,405,196	4.9
			771,959,256	13.4
FOOD & STAPLES RETAILING
561,171		Wal-Mart Stores, Inc	39,293,193	0.7
		Other	24,012,986	0.4
			63,306,179	1.1
Shares		Company	Value	% of net assets
FOOD, BEVERAGE & TOBACCO
1,281,476		ConAgra Foods, Inc	$61,741,514	1.1%
628,599		Kraft Heinz Co	55,913,881	1.0
2,223,263		Mondelez International, Inc	99,913,439	1.7
1,248,165		Philip Morris International, Inc	120,373,033	2.1
1,416,008		Pinnacle Foods, Inc	72,811,131	1.3
		Other	42,998,686	0.8
			453,751,684	8.0
HEALTH CARE EQUIPMENT & SERVICES
2,328,903		Abbott Laboratories	91,386,154	1.6
		Other	154,861,667	2.7
			246,247,821	4.3
HOUSEHOLD & PERSONAL PRODUCTS
953,744		Procter & Gamble Co	82,784,979	1.4
			82,784,979	1.4
INSURANCE
765,784		American International Group, Inc	47,248,873	0.8
384,327	*	Berkshire Hathaway, Inc (Class B)	55,458,386	1.1
319,578		Chubb Ltd	40,586,406	0.7
899,151		Metlife, Inc	42,224,131	0.7
		Other	150,368,534	2.6
			335,886,330	5.9
MATERIALS
4,118,908	*	Louisiana-Pacific Corp	75,581,962	1.3
		Other	192,410,654	3.4
			267,992,616	4.7
MEDIA			51,497,798	0.9
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
1,066,962		Agilent Technologies, Inc	46,487,534	0.8
291,368	*	Allergan plc	60,878,430	1.1
767,701		Johnson & Johnson	89,045,639	1.5
1,020,899		Merck & Co, Inc	59,947,189	1.0
2,616,868		Pfizer, Inc	82,980,884	1.5
		Other	13,099,119	0.2
			352,438,795	6.1
REAL ESTATE
3,959,791		Washington Prime Group, Inc	41,538,208	0.7
		Other	61,047,679	1.1
			102,585,887	1.8
RETAILING			72,076,426	1.3
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
5,957,975	*	Advanced Micro Devices, Inc	43,076,159	0.7
1,795,896		Intel Corp	62,622,894	1.1
		Other	153,284,790	2.7
			258,983,843	4.5

46	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Fund  ■  October 31, 2016

Shares	Company	Value	% of net assets
SOFTWARE & SERVICES
613,683	IAC/InterActiveCorp	$39,545,732	0.7%
1,683,078	Oracle Corp	64,663,857	1.1
	Other	120,293,489	2.1
		224,503,078	3.9
TECHNOLOGY HARDWARE & EQUIPMENT
2,487,936	Cisco Systems, Inc	76,329,877	1.3
	Other	135,940,959	2.4
		212,270,836	3.7
TELECOMMUNICATION SERVICES
2,747,004	AT&T, Inc	101,062,277	1.8
879,061	Verizon Communications, Inc	42,282,834	0.7
	Other	33,604,455	0.6
		176,949,566	3.1
TRANSPORTATION
487,778	Kansas City Southern Industries, Inc	42,807,397	0.8
724,924	Union Pacific Corp	63,923,798	1.1
	Other	28,745,901	0.5
		135,477,096	2.4
UTILITIES
554,631	NextEra Energy, Inc	70,992,768	1.2
	Other	173,176,940	3.1
		244,169,708	4.3
	TOTAL COMMON STOCKS (Cost $4,930,263,500)	5,655,302,509	98.6
PURCHASED OPTIONS

DIVERSIFIED FINANCIALS		14,498,850	0.2
	TOTAL PURCHASED OPTIONS (Cost $22,723,760)	14,498,850	0.2
Principal		Issuer	Value	% of net assets
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			$31,600,000	0.6%
TREASURY DEBT			14,490,879	0.2

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
32,587,696	c	State Street Navigator Securities Lending Government Money Market Portfolio	32,587,696	0.6
			32,587,696	0.6
	TOTAL SHORT-TERM INVESTMENTS (Cost $78,679,264)		78,678,575	1.4
	TOTAL PORTFOLIO (Cost $5,031,666,524)		5,748,479,934	100.2
	OTHER ASSETS & LIABILITIES, NET		(11,319,165)	(0.2)
	NET ASSETS		$5,737,160,769	100.0%

*	Non-income producing

c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/16, the aggregate value of securities on loan is $30,345,984.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	47

Summary portfolio of investments

Mid-Cap Growth Fund  ■  October 31, 2016

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
210,491		Delphi Automotive plc	$13,696,649	1.0%
			13,696,649	1.0
BANKS
494,427		Citizens Financial Group, Inc	13,023,207	0.9
		Other	14,092,749	1.0
			27,115,956	1.9
CAPITAL GOODS
227,185		Fortune Brands Home & Security, Inc	12,411,116	0.9
391,934		Masco Corp	12,102,922	0.9
127,027	*	Middleby Corp	14,240,997	1.0
99,823		Roper Industries, Inc	17,300,324	1.2
65,532	*	TransDigm Group, Inc	17,854,849	1.2
		Other	83,775,614	5.9
			157,685,822	11.1
COMMERCIAL & PROFESSIONAL SERVICES
329,467		Nielsen NV	14,832,605	1.0
200,166	*	Verisk Analytics, Inc	16,323,537	1.2
			31,156,142	2.2
CONSUMER DURABLES & APPAREL
177,922		Harman International Industries, Inc	14,182,162	1.0
544,132		Mattel, Inc	17,156,482	1.2
68,446	*	Mohawk Industries, Inc	12,614,598	0.9
337,813		Newell Rubbermaid, Inc	16,221,780	1.1
		Other	30,270,003	2.2
			90,445,025	6.4
CONSUMER SERVICES
459,000		ARAMARK Holdings Corp	17,088,570	1.2
34,688	*	Chipotle Mexican Grill, Inc (Class A)	12,514,043	0.9
		Other	32,519,950	2.3
			62,122,563	4.4
DIVERSIFIED FINANCIALS
445,171	e,n	iShares Russell Midcap Growth Index Fund	41,570,068	2.9
		Other	17,645,799	1.3
			59,215,867	4.2
ENERGY			17,523,947	1.2
FOOD & STAPLES RETAILING			3,452,512	0.2
FOOD, BEVERAGE & TOBACCO
175,701	*	Post Holdings, Inc	13,393,687	1.0
		Other	55,680,022	3.9
			69,073,709	4.9
Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES
226,405	*	Centene Corp	$14,145,784	1.0%
312,337	*	Cerner Corp	18,296,702	1.3
155,617	*	Edwards Lifesciences Corp	14,817,851	1.1
93,167	*	Henry Schein, Inc	13,900,516	1.0
31,664	*	Intuitive Surgical, Inc	21,280,741	1.5
216,017	*	MEDNAX, Inc	13,231,041	0.9
		Other	71,217,224	5.0
			166,889,859	11.8
HOUSEHOLD & PERSONAL PRODUCTS			6,586,042	0.5
MATERIALS
377,086	*	Berry Plastics Group, Inc	16,497,513	1.1
631,980	n	Olin Corp	13,859,321	1.0
		Other	27,908,610	2.0
			58,265,444	4.1
MEDIA
719,463		Interpublic Group of Cos, Inc	16,108,776	1.1
		Other	6,164,122	0.4
			22,272,898	1.5
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
159,598	*	Incyte Corp	13,880,238	1.0
469,369		Zoetis Inc	22,435,838	1.6
		Other	28,709,604	2.0
			65,025,680	4.6
REAL ESTATE
65,376		Equinix, Inc	23,357,537	1.7
		Other	7,962,293	0.5
			31,319,830	2.2
RETAILING
27,220	*	AutoZone, Inc	20,201,595	1.4
236,882		Dollar General Corp	16,366,177	1.2
258,322	*	Dollar Tree, Inc	19,516,227	1.4
88,528	*	O’Reilly Automotive, Inc	23,410,344	1.6
374,095		Ross Stores, Inc	23,395,901	1.6
171,563	e	Signet Jewelers Ltd	13,941,210	1.0
		Other	24,735,812	1.8
			141,567,266	10.0
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
135,312		Lam Research Corp	13,106,320	0.9
265,039		Microchip Technology, Inc	16,048,112	1.1
324,129		Nvidia Corp	23,065,020	1.6
		Other	26,708,407	1.9
			78,927,859	5.5

48	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Mid-Cap Growth Fund  ■  October 31, 2016

Shares		Company	Value	% of net assets
SOFTWARE & SERVICES
258,763		CDK Global, Inc	$14,131,047	1.0%
247,485	*	Electronic Arts, Inc	19,432,522	1.4
244,966		Fidelity National Information Services, Inc	18,107,887	1.3
131,008	*	FleetCor Technologies, Inc	22,965,702	1.6
649,075	*	RingCentral, Inc	13,435,853	1.0
183,536	*	ServiceNow, Inc	16,134,650	1.1
263,363	*	Vantiv, Inc	15,369,865	1.1
		Other	122,533,497	8.6
			242,111,023	17.1
TECHNOLOGY HARDWARE & EQUIPMENT
182,000		Amphenol Corp (Class A)	11,999,260	0.9
441,500	*	CommScope Holding Co, Inc	13,487,825	1.0
476,000	*	Trimble Navigation Ltd	13,156,640	0.9
		Other	29,254,166	2.1
			67,897,891	4.9
UTILITIES			1,592,250	0.1
	TOTAL COMMON STOCKS (Cost $1,273,373,800)		1,413,944,234	99.8
PURCHASED OPTIONS

MATERIALS			25,600	0.0
TECHNOLOGY HARDWARE & EQUIPMENT			9,200	0.0
	TOTAL PURCHASED OPTIONS (Cost $99,040)		34,800	0.0

Principal		Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
		Federal Home Loan Bank (FHLB)
$27,050,000		0.150%, 11/01/16	27,050,000	1.9
			27,050,000	1.9
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
62,356,031	c	State Street Navigator Securities Lending Government Money Market Portfolio	$62,356,031	4.4%
			62,356,031	4.4
	TOTAL SHORT-TERM INVESTMENTS (Cost $89,406,031)		89,406,031	6.3
	TOTAL PORTFOLIO (Cost $1,362,878,871)		1,503,385,065	106.1
	OTHER ASSETS & LIABILITIES, NET		(86,485,077)	(6.1)
	NET ASSETS		$1,416,899,988	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $61,042,429.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	49

Summary portfolio of investments

Mid-Cap Value Fund  ■  October 31, 2016

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$54,918,195	1.1%
BANKS
672,497		Comerica, Inc	35,030,369	0.7
723,818		SunTrust Banks, Inc	32,738,288	0.6
		Other	293,043,172	6.0
			360,811,829	7.3
CAPITAL GOODS
274,284		L-3 Communications Holdings, Inc	37,560,451	0.8
1,409,481		Textron, Inc	56,491,999	1.2
		Other	230,627,668	4.7
			324,680,118	6.7
COMMERCIAL & PROFESSIONAL SERVICES
743,776		Republic Services, Inc	39,144,931	0.8
			39,144,931	0.8
CONSUMER DURABLES & APPAREL
704,344		Newell Rubbermaid, Inc	33,822,599	0.7
		Other	94,539,642	1.9
			128,362,241	2.6
CONSUMER SERVICES			45,895,438	0.9
DIVERSIFIED FINANCIALS
496,000		Ameriprise Financial, Inc	43,841,440	0.9
1,115,332	*	E*TRADE Financial Corp	31,407,749	0.6
1,644,396		Synchrony Financial	47,013,281	0.9
		Other	52,910,515	1.1
			175,172,985	3.5
ENERGY
294,799		Cimarex Energy Co	38,067,395	0.8
262,064	*	Concho Resources, Inc	33,266,404	0.7
921,229		Hess Corp	44,191,355	0.9
926,446	*	Parsley Energy, Inc	30,480,074	0.6
188,856		Pioneer Natural Resources Co	33,809,001	0.7
		Other	370,779,085	7.5
			550,593,314	11.2
FOOD, BEVERAGE & TOBACCO
976,503		Bunge Ltd	60,552,951	1.2
1,077,839		ConAgra Foods, Inc	51,930,283	1.1
402,280		Molson Coors Brewing Co (Class B)	41,760,687	0.9
672,497		Tyson Foods, Inc (Class A)	47,646,413	1.0
		Other	95,089,713	1.9
			296,980,047	6.1
HEALTH CARE EQUIPMENT & SERVICES
2,008,282	*	Boston Scientific Corp	44,182,204	0.9
		Other	60,806,404	1.2
			104,988,608	2.1
Shares		Company	Value	% of net assets
INSURANCE
279,162		Aon plc	$30,939,525	0.6%
270,084		Chubb Ltd	34,300,668	0.7
1,121,832		Hartford Financial Services Group, Inc	49,484,010	1.0
523,519		Marsh & McLennan Cos, Inc	33,185,869	0.7
603,313		Validus Holdings Ltd	30,829,294	0.6
921,229		XL Group Ltd	31,966,646	0.7
		Other	167,244,447	3.4
			377,950,459	7.7
MATERIALS
608,010		Albemarle Corp	50,799,236	1.0
1,814,824	*	Louisiana-Pacific Corp	33,302,020	0.7
525,855	*	WR Grace & Co	35,211,251	0.7
		Other	217,511,034	4.5
			336,823,541	6.9
MEDIA			82,312,672	1.7
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
958,079		Agilent Technologies, Inc	41,743,502	0.9
		Other	71,265,573	1.5
			113,009,075	2.4
REAL ESTATE
206,923		AvalonBay Communities, Inc	35,421,079	0.7
1,077,839		HCP, Inc	36,915,986	0.8
635,648		Prologis, Inc	33,155,400	0.7
483,645		Ventas, Inc	32,766,949	0.7
2,934,811		Washington Prime Group, Inc	30,786,167	0.6
543,525		Welltower, Inc	37,247,768	0.8
		Other	259,001,947	5.2
			465,295,296	9.5
RETAILING
1,048,950		Macy’s, Inc	38,276,186	0.8
502,069		TJX Companies, Inc	37,027,589	0.8
		Other	70,703,148	1.4
			146,006,923	3.0
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
313,216		Lam Research Corp	30,338,102	0.6
		Other	111,736,811	2.3
			142,074,913	2.9
SOFTWARE & SERVICES
2,133,130		Symantec Corp	53,392,244	1.1
		Other	99,164,897	2.0
			152,557,141	3.1
TECHNOLOGY HARDWARE & EQUIPMENT
2,579,445	*	Ciena Corp	49,989,644	1.0
552,737		TE Connectivity Ltd	34,750,575	0.7
709,346		Western Digital Corp	41,454,180	0.9
		Other	95,764,015	1.9
			221,958,414	4.5

50	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Mid-Cap Value Fund  ■  October 31, 2016

Shares		Company	Value	% of net assets
TELECOMMUNICATION SERVICES
1,022,565	*	Level 3 Communications, Inc	$57,417,025	1.2%
		Other	25,029,353	0.5
			82,446,378	1.7
TRANSPORTATION			114,433,724	2.3
UTILITIES
409,956		DTE Energy Co	39,359,876	0.8
661,757		Edison International	48,625,904	1.0
997,049		PPL Corp	34,238,663	0.7
767,638		Public Service Enterprise Group, Inc	32,302,207	0.7
567,744		Sempra Energy	60,805,382	1.2
		Other	351,555,795	7.2
			566,887,827	11.6
	TOTAL COMMON STOCKS (Cost $3,881,833,888)		4,883,304,069	99.6

Principal		Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
		Federal Home Loan Bank (FHLB)
$51,500,000		0.150%, 11/01/16	51,500,000	1.1
			51,500,000	1.1
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
55,188,531	c	State Street Navigator Securities Lending Government Money Market Portfolio	$55,188,531	1.1%
			55,188,531	1.1
	TOTAL SHORT-TERM INVESTMENTS (Cost $106,688,531)		106,688,531	2.2
	TOTAL PORTFOLIO (Cost $3,988,522,419)		4,989,992,600	101.8
	OTHER ASSETS & LIABILITIES, NET		(87,882,951)	(1.8)
	NET ASSETS		$4,902,109,649	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/16, the aggregate value of securities on loan is $53,373,213.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	51

Summary portfolio of investments

Small-Cap Equity Fund  ■  October 31, 2016

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$30,344,170	1.0%
BANKS
517,100		Cathay General Bancorp	15,487,145	0.5
601,400	*	Essent Group Ltd	15,901,016	0.5
1,284,248		Fulton Financial Corp	19,135,295	0.7
293,240		IBERIABANK Corp	19,251,206	0.7
1,383,300		Investors Bancorp, Inc	16,959,258	0.6
473,300	l	LegacyTexas Financial Group, Inc	16,191,593	0.6
1,849,700	*	MGIC Investment Corp	15,093,552	0.5
788,630		Provident Financial Services, Inc	17,894,015	0.6
1,457,980		Radian Group, Inc	19,813,948	0.7
810,468		Sterling Bancorp/DE	14,588,424	0.5
306,200		Wintrust Financial Corp	16,519,490	0.5
		Other	162,621,903	5.5
			349,456,845	11.9
CAPITAL GOODS
399,980	*	Beacon Roofing Supply, Inc	16,815,159	0.6
381,166		EMCOR Group, Inc	23,045,296	0.8
228,355		EnerSys	14,872,761	0.5
		Other	230,425,618	7.8
			285,158,834	9.7
COMMERCIAL & PROFESSIONAL SERVICES			60,796,016	2.1
CONSUMER DURABLES & APPAREL			89,309,400	3.1
CONSUMER SERVICES
359,901	*	Grand Canyon Education, Inc	15,706,080	0.5
501,100		International Game Technology plc	14,391,592	0.5
88,680		Vail Resorts, Inc	14,139,139	0.5
		Other	79,038,847	2.7
			123,275,658	4.2
DIVERSIFIED FINANCIALS
274,438		Evercore Partners, Inc (Class A)	14,751,042	0.5
220,000	e	iShares Russell 2000 Index Fund	26,070,000	0.9
388,726	*	Stifel Financial Corp	15,214,736	0.5
		Other	33,392,166	1.1
			89,427,944	3.0
ENERGY
1,246,750	*	Callon Petroleum Co	16,195,283	0.6
3,469,820	*	McDermott International, Inc	17,834,875	0.6
		Other	87,789,241	2.9
			121,819,399	4.1
FOOD & STAPLES RETAILING			10,902,488	0.4
FOOD, BEVERAGE & TOBACCO
113,616		Lancaster Colony Corp	14,843,930	0.5
		Other	49,622,083	1.7
			64,466,013	2.2
Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES
117,410	*	ICU Medical, Inc	$16,355,213	0.6%
245,920	*	NuVasive, Inc	14,688,802	0.5
		Other	148,810,408	5.0
			179,854,423	6.1
HOUSEHOLD & PERSONAL PRODUCTS			9,532,130	0.3
INSURANCE
927,315		American Equity Investment Life Holding Co	16,626,758	0.6
		Other	30,183,240	1.0
			46,809,998	1.6
MATERIALS
314,285		Greif, Inc (Class A)	14,727,395	0.5
827,400	*	Louisiana-Pacific Corp	15,182,790	0.5
242,440		Minerals Technologies, Inc	16,291,968	0.6
		Other	92,159,445	3.1
			138,361,598	4.7
MEDIA			18,322,790	0.6
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
255,790	*	Parexel International Corp	14,902,325	0.5
		Other	220,786,824	7.5
			235,689,149	8.0
REAL ESTATE
640,550		First Industrial Realty Trust, Inc	16,916,926	0.6
574,600		Hudson Pacific Properties	19,318,052	0.7
1,249,900		Medical Properties Trust, Inc	17,423,606	0.6
142,028		PS Business Parks, Inc	15,593,254	0.5
		Other	156,512,876	5.3
			225,764,714	7.7
RETAILING			114,003,171	3.9
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
2,543,900	*	Advanced Micro Devices, Inc	18,392,397	0.6
		Other	110,205,652	3.8
			128,598,049	4.4
SOFTWARE & SERVICES
151,550	*	CACI International, Inc (Class A)	14,829,168	0.5
266,600	*	Commvault Systems, Inc	14,263,100	0.5
268,380	*	Gigamon, Inc	14,841,414	0.5
159,500	e	LogMeIn, Inc	15,152,500	0.5
550,779	*	Progress Software Corp	14,821,463	0.5
263,420		Science Applications International Corp	18,152,272	0.6
		Other	155,332,428	5.3
			247,392,345	8.4
TECHNOLOGY HARDWARE & EQUIPMENT
646,680	*	Finisar Corp	17,706,098	0.6
586,449	*	II-VI, Inc	16,303,282	0.6
558,444	*	Sanmina Corp	15,440,976	0.5
1,117,584	*	TTM Technologies, Inc	14,696,230	0.5
		Other	101,282,904	3.5
			165,429,490	5.7

52	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Small-Cap Equity Fund  ■  October 31, 2016

Shares		Company	Value	% of net assets
TELECOMMUNICATION SERVICES
2,398,790	*	Vonage Holdings Corp	$16,455,699	0.6%
		Other	19,251,606	0.6
			35,707,305	1.2
TRANSPORTATION			51,193,960	1.7
UTILITIES
275,090		Allete, Inc	16,860,266	0.6
472,623		Avista Corp	19,566,592	0.7
248,890		Southwest Gas Corp	18,034,570	0.6
		Other	46,634,890	1.5
			101,096,318	3.4
	TOTAL COMMON STOCKS (Cost $2,680,294,607)		2,922,712,207	99.4

Principal		Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			13,550,000	0.5
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
71,962,598	c	State Street Navigator Securities Lending Government Money Market Portfolio	$71,962,598	2.4%
			71,962,598	2.4
	TOTAL SHORT-TERM INVESTMENTS (Cost $85,512,598)		85,512,598	2.9
	TOTAL PORTFOLIO (Cost $2,765,807,205)		3,008,224,805	102.3
	OTHER ASSETS & LIABILITIES, NET		(67,188,988)	(2.3)
	NET ASSETS		$2,941,035,817	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $70,147,922.
l	All or a portion of these securities have been segregated by the custodian to cover collateral requirements on swap agreements.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	53

Summary portfolio of investments

Small/Mid-Cap Equity Fund  ■  October 31, 2016

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
22,091		Lear Corp	$2,712,332	0.7%
32,288		Thor Industries, Inc	2,560,761	0.7
		Other	2,567,031	0.7
			7,840,124	2.1
BANKS
69,764		LegacyTexas Financial Group, Inc	2,386,627	0.6
57,700		Popular, Inc	2,094,510	0.6
27,058		South State Corp	1,984,704	0.5
		Other	18,028,612	4.8
			24,494,453	6.5
CAPITAL GOODS
63,905		BWX Technologies, Inc	2,506,355	0.7
66,461		Comfort Systems USA, Inc	1,917,399	0.5
15,826		Watsco, Inc	2,172,752	0.6
		Other	34,598,446	9.2
			41,194,952	11.0
COMMERCIAL & PROFESSIONAL SERVICES
39,941		Insperity, Inc	3,003,564	0.8
33,444		Manpower, Inc	2,568,499	0.7
56,105		Robert Half International, Inc	2,099,449	0.5
		Other	6,312,470	1.7
			13,983,982	3.7
CONSUMER DURABLES & APPAREL
30,122		Harman International Industries, Inc	2,401,025	0.7
26,557		Pool Corp	2,458,647	0.7
		Other	6,451,468	1.7
			11,311,140	3.1
CONSUMER SERVICES
72,252		ARAMARK Holdings Corp	2,689,942	0.7
28,523		Papa John’s International, Inc	2,152,060	0.6
39,066		Six Flags Entertainment Corp	2,174,023	0.6
		Other	8,962,646	2.4
			15,978,671	4.3
DIVERSIFIED FINANCIALS
35,876		Evercore Partners, Inc (Class A)	1,928,334	0.5
101,019	*	Green Dot Corp	2,242,622	0.6
		Other	9,447,766	2.5
			13,618,722	3.6
ENERGY			13,341,381	3.6
FOOD & STAPLES RETAILING
50,009	*	United Natural Foods, Inc	2,087,375	0.6
84,506	*	US Foods Holding Corp	1,909,836	0.5
		Other	1,294,450	0.3
			5,291,661	1.4
Shares		Company	Value	% of net assets
FOOD, BEVERAGE & TOBACCO
23,025		Ingredion, Inc	$3,020,189	0.8%
37,076		Pinnacle Foods, Inc	1,906,448	0.5
		Other	3,846,076	1.0
			8,772,713	2.3
HEALTH CARE EQUIPMENT & SERVICES
41,854		Hill-Rom Holdings, Inc	2,319,130	0.6
26,200	*	Idexx Laboratories, Inc	2,807,068	0.7
		Other	12,199,313	3.3
			17,325,511	4.6
HOUSEHOLD & PERSONAL PRODUCTS
18,925	*	USANA Health Sciences, Inc	2,431,863	0.6
		Other	48,292	0.0
			2,480,155	0.6
INSURANCE
39,296		American Financial Group, Inc	2,927,552	0.8
63,725		Aspen Insurance Holdings Ltd	3,074,731	0.8
30,561		Reinsurance Group of America, Inc (Class A)	3,296,310	0.9
		Other	4,856,901	1.3
			14,155,494	3.8
MATERIALS
216,419	*	Coeur Mining, Inc	2,419,564	0.7
43,225	*	Crown Holdings, Inc	2,344,956	0.6
31,579		Packaging Corp of America	2,605,268	0.7
		Other	16,014,307	4.2
			23,384,095	6.2
MEDIA
44,050		John Wiley & Sons, Inc (Class A)	2,272,981	0.6
109,130	*	MSG Networks, Inc	2,084,383	0.6
		Other	3,096,718	0.8
			7,454,082	2.0
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
21,191	*	Bio-Rad Laboratories, Inc (Class A)	3,349,873	0.9
31,838	*	Quintiles Transnational Holdings, Inc	2,284,058	0.6
		Other	12,055,274	3.2
			17,689,205	4.7
REAL ESTATE
107,490	*	Equity Commonwealth	3,247,273	0.9
44,905		Equity Lifestyle Properties, Inc	3,405,594	0.9
29,133		PS Business Parks, Inc	3,198,512	0.9
26,376		Regency Centers Corp	1,900,918	0.5
31,633		Carey, Inc	1,921,388	0.5
		Other	24,134,098	6.4
			37,807,783	10.1
RETAILING
35,115	*	Burlington Stores, Inc	2,631,519	0.7
35,065		Dick’s Sporting Goods, Inc	1,951,368	0.5
73,136		Nutri/System, Inc	2,318,412	0.6
		Other	14,097,958	3.8
			20,999,257	5.6

54	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Small/Mid-Cap Equity Fund  ■  October 31, 2016

Shares		Company	Value	% of net assets
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			$3,717,928	1.0%
SOFTWARE & SERVICES			31,767,405	8.5
TECHNOLOGY HARDWARE & EQUIPMENT
37,665	*	Arrow Electronics, Inc	2,302,085	0.6
88,604		Ingram Micro, Inc (Class A)	3,296,069	0.9
101,183		Jabil Circuit, Inc	2,159,245	0.6
38,315	*	Tech Data Corp	2,951,021	0.8
		Other	7,224,701	1.9
			17,933,121	4.8
TELECOMMUNICATION SERVICES			3,772,410	1.0
TRANSPORTATION
112,867		Skywest, Inc	3,402,941	0.9
		Other	5,903,352	1.6
			9,306,293	2.5
UTILITIES
73,627		MDU Resources Group, Inc	1,929,763	0.5
19,400		Vanguard Small-Cap ETF	2,274,068	0.6
		Other	6,202,118	1.7
			10,405,949	2.8
	TOTAL COMMON STOCKS (Cost $383,923,468)		374,026,487	99.8
Principal	Issuer	Value	% of net assets
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT		$1,000,000	0.3%
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,000,000)	1,000,000	0.3
	TOTAL PORTFOLIO (Cost $384,923,468)	375,026,487	100.1
	OTHER ASSETS & LIABILITIES, NET	(413,108)	(0.1)
	NET ASSETS	$374,613,379	100.0%

Abbreviation(s):

ETF – Exchange Traded Fund

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	55

Summary portfolio of investments

Social Choice Equity Fund  ■  October 31, 2016

			% of net
Shares	Company	Value	assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS		$37,613,057	1.7%
BANKS
377,616	BB&T Corp	14,802,547	0.7
171,262	PNC Financial Services Group, Inc	16,372,647	0.7
427,449	US Bancorp	19,132,617	0.8
	Other	56,756,056	2.5
		107,063,867	4.7
CAPITAL GOODS
125,320	3M Co	20,715,396	0.9
202,777	Danaher Corp	15,928,133	0.7
	Other	119,306,248	5.2
		155,949,777	6.8
COMMERCIAL & PROFESSIONAL SERVICES		15,417,455	0.7
CONSUMER DURABLES & APPAREL
344,482	Nike, Inc (Class B)	17,286,107	0.8
	Other	11,820,651	0.5
		29,106,758	1.3
CONSUMER SERVICES
189,792	McDonald’s Corp	21,364,886	0.9
357,411	Starbucks Corp	18,967,802	0.8
	Other	18,238,158	0.8
		58,570,846	2.5
DIVERSIFIED FINANCIALS
251,482	American Express Co	16,703,434	0.7
366,901	Bank of New York Mellon Corp	15,875,806	0.7
	Other	102,292,070	4.5
		134,871,310	5.9
ENERGY		142,618,036	6.3
FOOD & STAPLES RETAILING		10,356,911	0.5
FOOD, BEVERAGE & TOBACCO
578,183	Coca-Cola Co	24,514,959	1.0
229,108	General Mills, Inc	14,200,114	0.6
179,724	Kraft Heinz Co	15,986,450	0.7
255,618	PepsiCo, Inc	27,402,250	1.2
	Other	41,387,982	1.8
		123,491,755	5.3
HEALTH CARE EQUIPMENT & SERVICES
86,580	Becton Dickinson & Co	14,537,648	0.6
	Other	82,412,841	3.6
		96,950,489	4.2
HOUSEHOLD & PERSONAL PRODUCTS
199,846	Colgate-Palmolive Co	14,261,011	0.6
391,531	Procter & Gamble Co	33,984,891	1.5
	Other	10,061,138	0.5
		58,307,040	2.6
				% of net
Shares		Company	Value	assets
INSURANCE
136,533		Chubb Ltd	$17,339,691	0.7%
180,890		Prudential Financial, Inc	15,337,663	0.7
129,330		Travelers Cos, Inc	13,990,919	0.6
		Other	38,257,339	1.7
			84,925,612	3.7
MATERIALS
122,126		Ecolab, Inc	13,943,125	0.6
122,276		Praxair, Inc	14,313,629	0.6
		Other	56,484,577	2.5
			84,741,331	3.7
MEDIA
59,304	*	Charter Communications, Inc	14,819,476	0.7
208,829		Time Warner, Inc	18,583,693	0.8
287,601		Walt Disney Co	26,657,737	1.2
		Other	12,301,085	0.5
			72,361,991	3.2
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
106,134		Amgen, Inc	14,981,876	0.7
359,009		Bristol-Myers Squibb Co	18,277,148	0.8
137,580	*	Celgene Corp	14,057,924	0.6
203,011		Gilead Sciences, Inc	14,947,700	0.7
380,543		Johnson & Johnson	44,139,183	1.9
472,038		Merck & Co, Inc	27,718,071	1.2
99,270		Thermo Electron Corp	14,595,668	0.6
		Other	54,143,707	2.4
			202,861,277	8.9
REAL ESTATE
143,057		American Tower Corp	16,764,850	0.7
86,232		Simon Property Group, Inc	16,035,703	0.7
		Other	75,625,408	3.4
			108,425,961	4.8
RETAILING
252,402		Lowe’s Companies, Inc	16,822,593	0.7
122,422	*	NetFlix, Inc	15,286,835	0.7
		Other	70,659,845	3.1
			102,769,273	4.5
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
794,923		Intel Corp	27,718,965	1.2
260,928		Texas Instruments, Inc	18,486,749	0.8
		Other	29,243,063	1.3
			75,448,777	3.3

56	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice Equity Fund  ■  October 31, 2016

				% of net
Shares		Company	Value	assets
SOFTWARE & SERVICES
159,690		Accenture plc	$18,562,365	0.8%
37,180	*	Alphabet, Inc (Class A)	30,112,082	1.3
37,733	*	Alphabet, Inc (Class C)	29,603,048	1.3
164,449		International Business Machines Corp	25,274,167	1.1
208,546		MasterCard, Inc (Class A)	22,318,593	1.0
891,461		Microsoft Corp	53,416,343	2.3
578,386		Oracle Corp	22,221,590	1.0
207,668	*	Salesforce.com, Inc	15,608,327	0.7
		Other	95,066,743	4.1
			312,183,258	13.6
TECHNOLOGY HARDWARE & EQUIPMENT
887,467		Cisco Systems, Inc	27,227,488	1.2
		Other	42,904,844	1.9
			70,132,332	3.1
TELECOMMUNICATION SERVICES
644,060		Verizon Communications, Inc	30,979,286	1.4
		Other	18,167,898	0.8
			49,147,184	2.2
TRANSPORTATION
175,160		United Parcel Service, Inc (Class B)	18,875,242	0.8
		Other	40,454,607	1.8
			59,329,849	2.6
UTILITIES
275,957		Southern Co	14,231,102	0.6
		Other	67,433,370	3.0
			81,664,472	3.6
	TOTAL COMMON STOCKS (Cost $1,717,445,931)		2,274,308,618	99.7
				% of net
Principal		Issuer	Value	assets
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			$2,199,985	0.1%
TREASURY DEBT			3,199,549	0.1
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED

TREASURY DEBT
$9,000,000	c	United States Treasury Bill
		0.245%–0.255%, 11/03/16	8,999,956	0.4
			8,999,956	0.4
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED		8,999,956	0.4
	TOTAL SHORT-TERM INVESTMENTS (Cost $14,399,064)		14,399,490	0.6
	TOTAL PORTFOLIO (Cost $1,731,844,995)		2,288,708,108	100.3
	OTHER ASSETS & LIABILITIES, NET		(6,947,356)	(0.3)
	NET ASSETS		$2,281,760,752	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/16, the aggregate value of securities on loan is $15,095,496.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	57

Summary portfolio of investments

Social Choice Low Carbon Equity Fund  ■  October 31, 2016

			% of net
Shares	Company	Value	assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
26,185	Ford Motor Co	$307,412	0.7%
	Other	419,614	0.9
		727,026	1.6
BANKS
3,475	PNC Financial Services Group, Inc	332,210	0.7
8,565	US Bancorp	383,369	0.8
	Other	1,634,988	3.6
		2,350,567	5.1
CAPITAL GOODS
2,600	3M Co	429,780	0.9
3,701	Caterpillar, Inc	308,885	0.7
4,214	Danaher Corp	331,010	0.7
	Other	2,687,018	5.8
		3,756,693	8.1
COMMERCIAL & PROFESSIONAL SERVICES		113,388	0.3
CONSUMER DURABLES & APPAREL
7,171	Nike, Inc (Class B)	359,841	0.8
	Other	52,757	0.1
		412,598	0.9
CONSUMER SERVICES
3,275	McDonald’s Corp	368,667	0.8
7,147	Starbucks Corp	379,291	0.8
	Other	264,860	0.6
		1,012,818	2.2
DIVERSIFIED FINANCIALS
5,069	American Express Co	336,683	0.7
7,446	Bank of New York Mellon Corp	322,188	0.7
	Other	1,676,270	3.6
		2,335,141	5.0
ENERGY
5,757	Schlumberger Ltd	450,370	1.0
	Other	1,480,564	3.2
		1,930,934	4.2
FOOD & STAPLES RETAILING		328,067	0.7
FOOD, BEVERAGE & TOBACCO
13,485	Coca-Cola Co	571,764	1.2
3,848	Kraft Heinz Co	342,279	0.7
7,802	Mondelez International, Inc	350,622	0.8
5,138	PepsiCo, Inc	550,794	1.2
	Other	831,202	1.8
		2,646,661	5.7
				% of net
Shares		Company	Value	assets
HEALTH CARE EQUIPMENT & SERVICES
1,807		Becton Dickinson & Co	$303,413	0.7%
		Other	1,901,015	4.1
			2,204,428	4.8
HOUSEHOLD & PERSONAL PRODUCTS
7,946		Procter & Gamble Co	689,713	1.5
		Other	427,086	0.9
			1,116,799	2.4
INSURANCE
2,725		Chubb Ltd	346,075	0.7
3,554		Prudential Financial, Inc	301,344	0.7
		Other	1,368,499	3.0
			2,015,918	4.4
MATERIALS			1,716,215	3.7
MEDIA
1,341	*	Charter Communications, Inc	335,102	0.7
4,221		Time Warner, Inc	375,627	0.8
5,820		Walt Disney Co	539,456	1.2
		Other	219,883	0.5
			1,470,068	3.2
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
2,369		Amgen, Inc	334,408	0.7
7,913		Bristol-Myers Squibb Co	402,851	0.9
3,174	*	Celgene Corp	324,319	0.7
5,732		Gilead Sciences, Inc	422,047	0.9
7,694		Johnson & Johnson	892,427	1.9
9,618		Merck & Co, Inc	564,769	1.2
2,272		Thermo Electron Corp	334,052	0.7
		Other	551,157	1.2
			3,826,030	8.2
REAL ESTATE
2,862		American Tower Corp	335,398	0.7
1,877		Simon Property Group, Inc	349,047	0.8
		Other	1,528,545	3.3
			2,212,990	4.8
RETAILING
5,268		Lowe’s Companies, Inc	351,112	0.7
2,657	*	NetFlix, Inc	331,780	0.7
		Other	1,385,518	3.0
			2,068,410	4.4
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
16,372		Intel Corp	570,892	1.2
5,271		Texas Instruments, Inc	373,450	0.8
		Other	563,586	1.2
			1,507,928	3.2

58	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice Low Carbon Equity Fund  ■  October 31, 2016

			% of net
Shares	Company	Value	assets
SOFTWARE & SERVICES
3,285	Accenture plc	$381,848	0.8%
753	* Alphabet, Inc (Class A)	609,855	1.3
764	* Alphabet, Inc (Class C)	599,389	1.3
3,566	Automatic Data Processing, Inc	310,456	0.7
3,326	International Business Machines Corp	511,173	1.1
4,225	MasterCard, Inc (Class A)	452,160	1.0
19,570	Microsoft Corp	1,172,634	2.5
12,129	Oracle Corp	465,996	1.0
4,378	* Salesforce.com, Inc	329,050	0.7
	Other	1,502,912	3.2
		6,335,473	13.6
TECHNOLOGY HARDWARE & EQUIPMENT
17,528	Cisco Systems, Inc	537,759	1.2
13,947	Hewlett Packard Enterprise Co	313,389	0.7
	Other	1,262,084	2.7
		2,113,232	4.6
TELECOMMUNICATION SERVICES
13,277	Verizon Communications, Inc	638,623	1.4
	Other	402,704	0.9
		1,041,327	2.3
TRANSPORTATION
4,203	Union Pacific Corp	370,620	0.8
3,546	United Parcel Service, Inc (Class B)	382,117	0.8
	Other	337,279	0.7
		1,090,016	2.3
UTILITIES		1,770,336	3.8
	TOTAL COMMON STOCKS (Cost $44,415,632)	46,103,063	99.5
	TOTAL PORTFOLIO (Cost $44,415,632)	46,103,063	99.5
	OTHER ASSETS & LIABILITIES, NET	210,424	0.5
	NET ASSETS	$46,313,487	100.0%

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	59

Summary portfolio of investments

Emerging Markets Equity Fund  ■  October 31, 2016

				% of net
Principal		Issuer	Value	assets
BONDS

CORPORATE BOND

HONG KONG			$465,670	0.0%
	TOTAL CORPORATE BONDS (Cost $534,000)		465,670	0.0
	TOTAL BONDS (Cost $534,000)		465,670	0.0

Shares		Company
COMMON STOCKS

ARGENTINA
1,017,737	*	Adecoagro S.A.	11,195,107	1.0
301,337	*	Pampa Energia S.A. (ADR)	10,266,552	0.9
634,148		YPF S.A. (ADR) (Class D)	11,262,468	1.0
		Other	8,659,051	0.8
			41,383,178	3.7
BRAZIL
2,267,835	*	Banco Itau Holding Financeira S.A.	27,282,226	2.5
4,541,300		Cyrela Brazil Realty S.A.	15,294,165	1.4
3,044,400	*	Petroleo Brasileiro S.A. (Preference)	16,872,004	1.5
5,707,000		Via Varejo S.A.	16,359,351	1.5
		Other	12,396,710	1.0
			88,204,456	7.9
CHILE
4,131,665		Centros Comerciales Sudamericanos S.A.	13,469,245	1.2
1,648,079,751		Corpbanca S.A.	14,981,626	1.3
2,098,300		SACI Falabella	16,476,226	1.5
			44,927,097	4.0
CHINA
688,554	*	Alibaba Group Holding Ltd (ADR)	70,019,056	6.3
5,250,000	e	Anhui Conch Cement Co Ltd	14,510,562	1.3
178,707	*	Baidu, Inc (ADR)	31,606,120	2.8
4,312,200		China Overseas Land & Investment Ltd	13,237,972	1.2
6,751,534		Chongqing Changan Automobile Co Ltd	10,294,210	0.9
14,120,100		CNOOC Ltd	17,766,955	1.6
279,955	*	Ctrip.com International Ltd (ADR)	12,360,013	1.1
38,371,934		Industrial & Commercial Bank of China	23,032,343	2.1
19,335,900		Intime Retail Group Co Ltd	15,140,629	1.4
3,967,000		Ping An Insurance Group Co of China Ltd	20,880,366	1.9
1,135,200		Tencent Holdings Ltd	30,085,435	2.7
932,511	*	Vipshop Holdings Ltd (ADR)	12,747,425	1.1
		Other	10,636,603	0.9
			282,317,689	25.3
COLOMBIA
2,729,200		Almacenes Exito S.A.	13,615,230	1.2
			13,615,230	1.2
				% of net
Shares		Company	Value	assets
HONG KONG
2,720,017		Melco Crown Entertainment Ltd (ADR)	$45,533,085	4.1%
		Other	13,649,857	1.2
			59,182,942	5.3
INDIA
8,026,013	*	Jain Irrigation Systems Ltd	12,906,339	1.2
404,000	*,e	MakeMyTrip Ltd	11,473,600	1.0
1,050,800		Reliance Industries Ltd	16,537,482	1.5
3,536,000	*	Vakrangee Ltd	13,395,668	1.2
535,510		Yes Bank Ltd	10,166,607	0.9
		Other	24,095,331	2.2
			88,575,027	8.0
INDONESIA
154,171,500		PT Lippo Karawaci Tbk	10,664,482	1.0
			10,664,482	1.0
KOREA, REPUBLIC OF
130,300		GLOVIS Co Ltd	19,723,621	1.8
385,766		Hyundai Motor Co	47,097,948	4.2
21,300		Orion Corp	13,294,019	1.2
12,440		Samsung Electronics Co Ltd	17,793,282	1.6
		Other	22,862,569	2.0
			120,771,439	10.8
MACAU
7,374,000		Wynn Macau Ltd	11,297,051	1.0
			11,297,051	1.0
MALAYSIA			5,962,703	0.5
MEXICO			11,949,057	1.1
PHILIPPINES			19,748,501	1.8
RUSSIA
2,990,600		Gazprom OAO (ADR)	12,895,102	1.2
1,745,457		Sberbank of Russian Federation (ADR)	16,531,555	1.5
614,844	*	X 5 Retail Group NV (GDR)	18,346,945	1.6
		Other	5,117,480	0.5
			52,891,082	4.8
SOUTH AFRICA
4,272,000		FirstRand Ltd	15,318,392	1.4
316,218		Naspers Ltd (N Shares)	52,960,264	4.7
			68,278,656	6.1
TAIWAN
25,236,000		Advanced Semiconductor Engineering, Inc	29,651,777	2.7
105,000		Largan Precision Co Ltd	12,387,386	1.1
8,794,600		Taiwan Semiconductor Manufacturing Co Ltd	52,779,485	4.7
		Other	7,447,874	0.7
			102,266,522	9.2
THAILAND
4,395,700		PTT Exploration & Production PCL (ADR)	10,400,000	0.9
			10,400,000	0.9

60	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Emerging Markets Equity Fund  ■  October 31, 2016

			% of net
Shares	Company	Value	assets
UNITED ARAB EMIRATES
669,300	DP World Ltd	$12,008,552	1.1%
		12,008,552	1.1
UNITED STATES
250,350	Las Vegas Sands Corp	14,490,258	1.3
129,700	Yum! Brands, Inc	11,190,516	1.0
		25,680,774	2.3
URUGUAY
3,976,081	* Arcos Dorados Holdings, Inc	24,452,898	2.2
		24,452,898	2.2
	TOTAL COMMON STOCKS (Cost $1,023,003,201)	1,094,577,336	98.2
PREFERRED STOCKS

BRAZIL
4,281,200	ITAUSA Investimentos Itau PR	12,661,193	1.1
		12,661,193	1.1
PHILIPPINES		3,556	0.0
	TOTAL PREFERRED STOCKS (Cost $10,668,755)	12,664,749	1.1

Principal	Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT		5,500,000	0.5
				% of net
Shares		Company	Value	assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
21,247,863	c	State Street Navigator Securities Lending Government Money Market Portfolio	$21,247,863	1.9%
			21,247,863	1.9
	TOTAL SHORT-TERM INVESTMENTS (Cost $26,747,863)		26,747,863	2.4
	TOTAL PORTFOLIO (Cost $1,060,953,819)		1,134,455,618	101.7
	OTHER ASSETS & LIABILITIES, NET		(19,178,086)	(1.7)
	NET ASSETS		$1,115,277,532	100.0%

Abbreviation(s):

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $18,462,909.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	61

Summary of market values by sector

Emerging Markets Equity Fund  ■  October 31, 2016

		% of net
Sector	Value	assets
CONSUMER DISCRETIONARY	$354,937,934	31.7%
INFORMATION TECHNOLOGY	279,919,132	25.1
FINANCIALS	165,637,561	14.9
ENERGY	85,734,011	7.7
CONSUMER STAPLES	83,063,380	7.5
INDUSTRIALS	70,161,321	6.3
REAL ESTATE	32,684,619	2.9
UTILITIES	18,756,935	1.7
MATERIALS	14,511,363	1.3
HEALTH CARE	2,301,499	0.2
SHORT-TERM INVESTMENTS	26,747,863	2.4
OTHER ASSETS & LIABILITIES, NET	(19,178,086)	(1.7)
NET ASSETS	$1,115,277,532	100.0%

62	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

Enhanced International Equity Index Fund  ■  October 31, 2016

				% of net
Shares		Company	Value	assets
COMMON STOCKS

AUSTRALIA

832,344		Australia & New Zealand Banking Group Ltd	$17,575,283	1.2%
179,840		Macquarie Group Ltd	10,871,216	0.7
593,569		Westpac Banking Corp	13,726,244	0.9
		Other	64,732,841	4.2
			106,905,584	7.0
AUSTRIA			7,982,853	0.5
BELGIUM			14,301,452	0.9
DENMARK
173,732		Vestas Wind Systems AS	13,918,684	0.9
		Other	6,911,459	0.5
			20,830,143	1.4
FINLAND
593,639		UPM-Kymmene Oyj	13,808,938	0.9
		Other	6,894,106	0.5
			20,703,044	1.4
FRANCE
98,497		Atos Origin S.A.	10,221,385	0.7
336,417		BNP Paribas	19,506,553	1.3
128,751		Cap Gemini S.A.	10,662,752	0.7
126,275		Michelin (C.G.D.E.) (Class B)	13,676,596	0.9
250,440		Sanofi-Aventis	19,488,934	1.3
310,579		Societe Generale	12,114,911	0.8
212,550		Total S.A.	10,182,187	0.7
219,368		Valeo S.A.	12,658,598	0.8
158,162	e	Vinci S.A.	11,454,012	0.7
		Other	29,043,580	1.9
			149,009,508	9.8
GERMANY
123,733		Allianz AG.	19,315,244	1.3
187,396		Daimler AG. (Registered)	13,369,200	0.9
1,077,105		Deutsche Telekom AG.	17,573,203	1.1
189,675		Siemens AG.	21,550,370	1.4
		Other	67,910,401	4.5
			139,718,418	9.2
HONG KONG
1,761,000		Cheung Kong Property Holdings Ltd	13,018,469	0.9
		Other	41,034,157	2.7
			54,052,626	3.6
IRELAND			8,112,295	0.5
ISRAEL			7,941,263	0.5
ITALY
2,697,419		Enel S.p.A.	11,597,116	0.8
		Other	21,528,461	1.4
			33,125,577	2.2
				% of net
Shares		Company	Value	assets
JAPAN
726,100		Astellas Pharma, Inc	$10,776,670	0.7%
976,700		Itochu Corp	12,334,444	0.8
417,300		Japan Tobacco, Inc	15,865,797	1.0
1,012,000		Mitsui & Co Ltd	14,021,278	0.9
442,100		Mitsui Sumitomo Insurance Group Holdings, Inc	13,124,537	0.9
318,300		Nippon Telegraph & Telephone Corp	14,112,414	0.9
1,437,800		Nissan Motor Co Ltd	14,625,996	1.0
780,600		Sekisui House Ltd	12,898,419	0.8
139,300		Shin-Etsu Chemical Co Ltd	10,561,912	0.7
316,500		Tokio Marine Holdings, Inc	12,483,821	0.8
200,500		Toyota Motor Corp	11,630,346	0.8
		Other	225,828,791	14.9
			368,264,425	24.2
LUXEMBOURG			321,164	0.0
NETHERLANDS
1,339,217		ING Groep NV	17,579,916	1.1
523,938		Royal Dutch Shell plc (A Shares)	13,049,745	0.9
		Other	26,130,664	1.7
			56,760,325	3.7
NEW ZEALAND			3,263,192	0.2
NORWAY
663,268		PAN Fish ASA	12,035,844	0.8
		Other	2,585,232	0.2
			14,621,076	1.0
PORTUGAL			5,897,914	0.4
SINGAPORE
1,048,910		DBS Group Holdings Ltd	11,305,893	0.8
		Other	6,879,985	0.4
			18,185,878	1.2
SOUTH AFRICA			10,859,398	0.7
SPAIN
86,732	g	Aena S.A.	12,709,325	0.9
		Other	27,809,936	1.8
			40,519,261	2.7
SWEDEN			35,435,835	2.3
SWITZERLAND
714,209	*	ABB Ltd	14,734,430	1.0
518,971		Nestle S.A.	37,632,595	2.4
206,173		Novartis AG.	14,631,599	1.0
118,682		Roche Holding AG.	27,259,065	1.8
158,823		Swiss Re Ltd	14,740,634	1.0
		Other	12,780,305	0.8
			121,778,628	8.0

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	63

Summary portfolio of investments	concluded

Enhanced International Equity Index Fund   ■   October 31, 2016

			% of net
Shares	Company	Value	assets
UNITED KINGDOM
869,663	* Anglo American plc (London)	$12,070,231	0.8%
585,393	BP plc (ADR)	20,810,721	1.4
393,818	British American Tobacco plc	22,570,865	1.5
1,070,372	GlaxoSmithKline plc	21,144,479	1.4
3,360,469	HSBC Holdings plc	25,308,152	1.6
297,960	Imperial Tobacco Group plc	14,412,868	0.9
924,035	National Grid plc	12,019,640	0.8
4,678,947	Old Mutual plc	11,509,919	0.8
	Other	100,443,522	6.6
		240,290,397	15.8
UNITED STATES		1,530,900	0.1
	TOTAL COMMON STOCKS (Cost $1,427,844,889)	1,480,411,156	97.3
RIGHTS / WARRANTS

SPAIN		22,493	0.0
	TOTAL RIGHTS / WARRANTS (Cost $19,895)	22,493	0.0

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		9,750,000	0.6
				% of net
Shares		Company	Value	assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
34,357,833	c	State Street Navigator Securities Lending Government Money Market Portfolio	$34,357,833	2.3%
			34,357,833	2.3
	TOTAL SHORT-TERM INVESTMENTS (Cost $44,107,833)		44,107,833	2.9
	TOTAL PORTFOLIO (Cost $1,471,972,617)		1,524,541,482	100.2
	OTHER ASSETS & LIABILITIES, NET		(2,928,467)	(0.2)
	NET ASSETS		$1,521,613,015	100.0%

Abbreviation(s):

ADR – American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $32,800,374.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/16, the aggregate value of these securities, including those in “Other,” was $30,905,655 or 2.0% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

Enhanced International Equity Index Fund  ■  October 31, 2016

		% of net
Sector	Value	assets
FINANCIALS	$297,407,876	19.4%
INDUSTRIALS	211,246,011	13.9
CONSUMER DISCRETIONARY	185,486,709	12.2
CONSUMER STAPLES	173,877,709	11.4
HEALTH CARE	159,451,185	10.5
MATERIALS	115,666,714	7.6
INFORMATION TECHNOLOGY	80,380,190	5.3
TELECOMMUNICATION SERVICES	72,271,468	4.8
ENERGY	71,381,190	4.7
REAL ESTATE	58,564,511	3.9
UTILITIES	54,700,086	3.6
SHORT-TERM INVESTMENTS	44,107,833	2.9
OTHER ASSETS & LIABILITIES, NET	(2,928,467)	(0.2)
NET ASSETS	$1,521,613,015	100.0%

64	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

Global Natural Resources Fund  ■  October 31, 2016

				% of net
Shares		Company	Value	assets
COMMON STOCKS

AUSTRALIA
103,346		BHP Billiton Ltd	$1,805,540	1.3%
152,794		BHP Billiton plc	2,297,573	1.6
948,933		Fortescue Metals Group Ltd	3,982,317	2.9
1,386,415		South32 Ltd	2,705,617	2.0
			10,791,047	7.8
BRAZIL
231,200	*	Petroleo Brasileiro S.A.	1,350,115	1.0
			1,350,115	1.0
CANADA
26,709		Canadian Natural Resources Ltd (Canada)	847,687	0.6
282,042		Cenovus Energy, Inc (Toronto)	4,068,823	3.0
161,776		First Quantum Minerals Ltd	1,536,589	1.1
97,042		Teck Cominco Ltd	2,095,233	1.5
			8,548,332	6.2
CHILE
103,285		Sociedad Quimica y Minera de Chile S.A. (ADR)	3,022,119	2.2
			3,022,119	2.2
FINLAND
112,936		UPM-Kymmene Oyj	2,627,062	1.9
			2,627,062	1.9
GERMANY
22,810		Linde AG.	3,767,450	2.7
			3,767,450	2.7
HONG KONG
422,000		Nine Dragons Paper Holdings Ltd	343,091	0.3
			343,091	0.3
INDIA
106,292	*	United Phosphorus Ltd	1,109,739	0.8
			1,109,739	0.8
LUXEMBOURG
914,520	*	ArcelorMittal	6,179,373	4.5
			6,179,373	4.5
PORTUGAL
161,987		Galp Energia SGPS S.A.	2,196,264	1.6
			2,196,264	1.6
RUSSIA
123,655		MMC Norilsk Nickel PJSC (ADR)	1,865,146	1.4
			1,865,146	1.4
SOUTH AFRICA
19,384	*	Anglo American Platinum Ltd	458,309	0.3
77,367		Mondi plc	1,509,858	1.1
144,686	*	Sappi Ltd	804,780	0.6
			2,772,947	2.0
				% of net
Shares		Company	Value	assets
SWEDEN
101,382		Boliden AB	$2,349,674	1.7%
			2,349,674	1.7
SWITZERLAND
627,218	*	Glencore Xstrata plc	1,919,981	1.4
17,107		Syngenta AG.	6,845,637	5.0
			8,765,618	6.4
UNITED KINGDOM
328,518	*	Anglo American plc (London)	4,559,568	3.3
27,656		Rio Tinto plc	961,746	0.7
			5,521,314	4.0
UNITED STATES
1,269,823	*	AK Steel Holding Corp	6,603,080	4.8
22,807		Albemarle Corp	1,905,525	1.4
40,211		Ashland Global Holdings, Inc	4,492,775	3.3
89,989	*	Berry Plastics Group, Inc	3,937,019	2.9
213,135	*	Callon Petroleum Co	2,768,624	2.0
44,701		CF Industries Holdings, Inc	1,073,271	0.7
25,017		Cimarex Energy Co	3,230,445	2.4
40,990	*	Concho Resources, Inc	5,203,271	3.8
84,037	*	Continental Resources, Inc	4,110,250	3.0
27,518		Energen Corp	1,379,477	1.0
49,665		EOG Resources, Inc	4,490,709	3.3
38,400		Exxon Mobil Corp	3,199,488	2.3
53,076		Freeport-McMoRan Copper & Gold, Inc (Class B)	593,390	0.4
54,406		Monsanto Co	5,482,493	4.0
53,584	*	Newfield Exploration Co	2,174,974	1.6
156,505	*	Parsley Energy, Inc	5,149,014	3.7
189,702	*	RSP Permian, Inc	6,848,242	5.0
15,932		Scotts Miracle-Gro Co (Class A)	1,403,450	1.0
350,000	e	United States Steel Corp	6,769,000	4.9
356,284	*	WPX Energy, Inc	3,869,244	2.8
			74,683,741	54.3
	TOTAL COMMON STOCKS (Cost $114,215,503)		135,893,032	98.8

Principal		Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
		Federal Home Loan Bank (FHLB)
$2,900,000		0.150%, 11/01/16	2,900,000	2.1
			2,900,000	2.1

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	65

Summary portfolio of investments	concluded

Global Natural Resources Fund  ■  October 31, 2016

				% of net
Shares		Company	Value	assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
1,093,031	c	State Street Navigator Securities Lending Government Money Market Portfolio	$1,093,031	0.8%
			1,093,031	0.8
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,993,031)		3,993,031	2.9
	TOTAL PORTFOLIO (Cost $118,208,534)		139,886,063	101.7
	OTHER ASSETS & LIABILITIES, NET		(2,326,342)	(1.7)
	NET ASSETS		$137,559,721	100.0%

Abbreviation(s):

ADR – American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $77.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

Global Natural Resources Fund  ■  October 31, 2016

		% of net
Sector	Value	assets
MATERIALS	$85,006,404	61.8%
ENERGY	50,886,628	37.0
SHORT-TERM INVESTMENTS	3,993,031	2.9
OTHER ASSETS & LIABILITIES, NET	(2,326,342)	(1.7)
NET ASSETS	$137,559,721	100.0%

66	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

International Equity Fund  ■  October 31, 2016

				% of net
Shares		Company	Value	assets
COMMON STOCKS

AUSTRALIA
3,214,098		BHP Billiton Ltd	$56,152,954	1.4%
			56,152,954	1.4
BRAZIL			10,782,163	0.3
DENMARK
823,858		DSV AS	39,891,065	1.0
659,535	*	H Lundbeck AS	21,255,808	0.5
		Other	3,385,703	0.1
			64,532,576	1.6
FRANCE
4,340,411		Accor S.A.	164,702,834	4.0
2,443,679		Compagnie de Saint-Gobain	108,507,096	2.7
1,023,810		Essilor International S.A.	115,049,043	2.8
1,431,733		Groupe Danone	99,302,616	2.4
433,410		Renault S.A.	37,690,124	0.9
3,247,549		Schneider Electric S.A.	218,397,929	5.4
2,182,377		Societe Generale	85,129,078	2.1
1,704,739	e	Vinci S.A.	123,456,336	3.0
		Other	10,493,752	0.3
			962,728,808	23.6
GERMANY
1,323,708		Adidas-Salomon AG.	217,477,299	5.3
149,822		Continental AG.	28,779,451	0.7
442,505	*	Deutsche Boerse AG. (Tender)	34,554,515	0.8
404,207		Henkel KGaA (Preference)	51,952,993	1.3
2,097,577		Lanxess AG.	134,506,459	3.3
778,431		Linde AG.	128,570,795	3.2
3,341,038		Schaeffler AG.	50,648,637	1.2
			646,490,149	15.8
HONG KONG
1,600,702		Melco Crown Entertainment Ltd (ADR)	26,795,751	0.7
			26,795,751	0.7
INDIA
6,653,324		Asian Paints Ltd	107,178,641	2.6
293,324		Eicher Motors Ltd	105,544,587	2.6
6,327,466		HDFC Bank Ltd	118,720,645	2.9
5,960,420	*	IndusInd Bank Ltd	106,770,407	2.6
4,584,450	*	SKS Microfinance Pvt Ltd	60,808,992	1.5
		Other	87,641,697	2.2
			586,664,969	14.4
ITALY
27,497,675		Banca Intesa S.p.A.	63,758,043	1.6
9,039,725		Mediobanca S.p.A.	66,218,555	1.6
3,533,136		Moncler S.p.A	58,819,384	1.4
		Other	15,999,061	0.4
			204,795,043	5.0
				% of net
Shares		Company	Value	assets
JAPAN
2,372,076		Ajinomoto Co, Inc	$52,748,882	1.3%
26,839,758		Ishikawajima-Harima Heavy Industries Co Ltd	70,607,768	1.7
1,802,700		J Front Retailing Co Ltd	24,816,584	0.6
693,658		Kao Corp	35,693,218	0.9
2,088,640		Komatsu Ltd	46,491,253	1.1
650,490		Konami Corp	25,689,411	0.6
535,459		Murata Manufacturing Co Ltd	74,772,254	1.8
2,456,129		Olympus Corp	87,549,921	2.2
978,624		Oriental Land Co Ltd	57,164,345	1.4
4,554,452		Sony Corp	143,548,332	3.5
		Other	10,410,030	0.3
			629,491,998	15.4
NETHERLANDS
1,032,714		Heineken NV	85,062,791	2.1
		Other	4,378,072	0.1
			89,440,863	2.2
NORWAY
3,255,148	e	Statoil ASA	53,143,562	1.3
			53,143,562	1.3
SWEDEN
2,086,971		Electrolux AB (Series B)	49,395,125	1.2
			49,395,125	1.2
SWITZERLAND
88,207		Burckhardt Compression Holding AG.	25,582,749	0.6
76,677		Geberit AG.	32,416,703	0.8
722,813		Swatch Group AG. (Registered)	41,668,703	1.1
235,805		Zurich Financial Services AG.	61,723,496	1.5
			161,391,651	4.0
TAIWAN
36,187,137		Advanced Semiconductor Engineering, Inc	42,519,137	1.0
			42,519,137	1.0
UNITED KINGDOM
3,299,839		BAE Systems plc	21,863,923	0.5
9,524,723		Sky plc	95,220,999	2.3
94,148,936	*	Tesco plc	242,498,047	5.9
4,604,884		Weir Group plc	95,656,260	2.4
		Other	2,829,771	0.1
			458,069,000	11.2
URUGUAY			12,724,682	0.3
	TOTAL COMMON STOCKS (Cost $3,965,311,286)		4,055,118,431	99.4

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	67

Summary portfolio of investments	concluded

International Equity Fund  ■  October 31, 2016

				% of net
Shares		Company	Value	assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
82,122,778	c	State Street Navigator Securities Lending Government Money Market Portfolio	$82,122,778	2.0%
			82,122,778	2.0
	TOTAL SHORT-TERM INVESTMENTS (Cost $82,122,778)		82,122,778	2.0
	TOTAL PORTFOLIO (Cost $4,047,434,064)		4,137,241,209	101.4
	OTHER ASSETS & LIABILITIES, NET		(57,030,303)	(1.4)
	NET ASSETS		$4,080,210,906	100.0%

Abbreviation(s):

ADR – American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $77,069,390.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

International Equity Fund  ■  October 31, 2016

		% of net
Sector	Value	assets
CONSUMER DISCRETIONARY	$1,039,543,842	25.5%
INDUSTRIALS	915,624,711	22.4
FINANCIALS	638,503,243	15.7
CONSUMER STAPLES	588,466,044	14.4
MATERIALS	429,238,620	10.5
HEALTH CARE	227,240,475	5.6
INFORMATION TECHNOLOGY	147,311,899	3.6
ENERGY	69,189,597	1.7
SHORT-TERM INVESTMENTS	82,122,778	2.0
OTHER ASSETS & LIABILITIES, NET	(57,030,303)	(1.4)
NET ASSETS	$4,080,210,906	100.0%

68	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

International Opportunities Fund  ■  October 31, 2016

				% of net
Shares		Company	Value	assets
COMMON STOCKS

AUSTRALIA
860,197		Australia & New Zealand Banking Group Ltd	$18,163,411	1.4%
1,023,504		BHP Billiton Ltd	17,881,462	1.4
			36,044,873	2.8
BRAZIL
1,609,737	*	Banco Itau Holding Financeira S.A.	19,365,257	1.5
814,600		Cia Brasileira de Distribuicao Grupo Pao de Acucar	15,567,231	1.2
			34,932,488	2.7
CANADA
443,959		Alimentation Couche Tard, Inc	22,302,212	1.7
1,105,300		Cenovus Energy, Inc (Toronto)	15,945,393	1.2
314,615		Dollarama, Inc	23,509,924	1.8
631,644		Suncor Energy, Inc	18,954,500	1.4
450,053		Toronto-Dominion Bank	20,420,656	1.6
		Other	10,483,135	0.8
			111,615,820	8.5
CHINA
920,600		Tencent Holdings Ltd	24,398,037	1.9
		Other	15,954,363	1.2
			40,352,400	3.1
FINLAND
353,413		Huhtamaki Oyj	14,263,033	1.1
2,647,800	*	Outokumpu Oyj	18,459,307	1.4
403,068		Sampo Oyj (A Shares)	18,466,160	1.4
			51,188,500	3.9
FRANCE
79,519		L’Oreal S.A.	14,246,554	1.1
186,395		Teleperformance	19,694,047	1.5
407,842		Total S.A.	19,537,630	1.5
266,348		Valeo S.A.	15,369,572	1.2
			68,847,803	5.3
GERMANY
95,800		Linde AG.	15,822,959	1.2
		Other	24,559,628	1.9
			40,382,587	3.1
HONG KONG
2,941,000		AIA Group Ltd	18,501,836	1.4
782,000		Melco Crown Entertainment Ltd (ADR)	13,090,680	1.0
			31,592,516	2.4
INDIA			12,241,189	0.9
INDONESIA
14,963,800		Bank Rakyat Indonesia	13,972,738	1.1
		Other	9,185,124	0.7
			23,157,862	1.8
				% of net
Shares		Company	Value	assets
IRELAND
583,368		CRH plc	$18,938,500	1.5%
		Other	9,495,655	0.7
			28,434,155	2.2
ISLE OF MAN			12,148,968	0.9
ITALY
464,339	*	Yoox S.p.A	13,357,137	1.0
		Other	18,563,232	1.4
			31,920,369	2.4
JAPAN
852,900		ORIX Corp	13,515,386	1.0
427,700	e	Park24 Co Ltd	13,215,387	1.0
174,400	e	Seria Co Ltd	13,758,314	1.1
1,514,700		Shimizu Corp	13,462,125	1.0
254,300		Sysmex Corp	17,623,514	1.4
		Other	114,212,268	8.7
			185,786,994	14.2
KOREA, REPUBLIC OF			28,296,347	2.2
MALAYSIA
8,560,900		IHH Healthcare BHD	13,060,729	1.0
		Other	10,540,924	0.8
			23,601,653	1.8
NETHERLANDS
146,473		ASML Holding NV	15,495,952	1.2
1,646,135		ING Groep NV	21,608,832	1.6
		Other	8,665,463	0.7
			45,770,247	3.5
NORWAY
1,034,595	*	Det Norske Oljeselskap ASA	16,555,209	1.3
1,438,541		DNB NOR Holding ASA	20,796,519	1.6
990,600		Statoil ASA	16,172,540	1.2
		Other	5,170,096	0.4
			58,694,364	4.5
PHILIPPINES
8,299,480		Robinsons Retail Holdings, Inc	13,239,092	1.0
		Other	12,160,372	0.9
			25,399,464	1.9
PORTUGAL
772,464		Jeronimo Martins SGPS S.A.	13,273,339	1.0
			13,273,339	1.0
SPAIN
305,998		Amadeus IT Holding S.A.	14,401,436	1.1
		Other	11,221,945	0.9
			25,623,381	2.0

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	69

Summary portfolio of investments	concluded

International Opportunities Fund  ■  October 31, 2016

				% of net
Shares		Company	Value	assets
SWEDEN
608,212		Boliden AB	$14,096,188	1.1%
		Other	32,241,184	2.4
			46,337,372	3.5
SWITZERLAND
81,224		Lonza Group AG.	15,327,106	1.2
244,167		Novartis AG.	17,327,942	1.3
			32,655,048	2.5
TAIWAN
3,150,707		Hota Industrial Manufacturing Co Ltd	13,167,126	1.0
		Other	64,180,138	4.9
			77,347,264	5.9
UNITED KINGDOM
1,728,584		Ashtead Group plc	26,933,962	2.1
270,047	*	ASOS plc	17,335,307	1.3
8,721,213	*	boohoo.com plc	13,236,716	1.0
1,111,797		Fevertree Drinks plc	13,113,491	1.0
1,003,472		GlaxoSmithKline plc	19,822,914	1.5
1,894,966	*	Just Eat plc	13,017,118	1.0
682,442		WPP plc	14,817,896	1.1
		Other	70,700,849	5.4
			188,978,253	14.4

	TOTAL COMMON STOCKS (Cost $1,178,231,515)		1,274,623,256	97.4

Principal		Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
		Federal Home Loan Bank (FHLB)
$28,150,000		0.150%, 11/01/16	28,150,000	2.2
			28,150,000	2.2
				% of net
Shares		Company	Value	assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
55,096,720	c	State Street Navigator Securities Lending Government Money Market Portfolio	$55,096,720	4.2%
			55,096,720	4.2
	TOTAL SHORT-TERM INVESTMENTS (Cost $83,246,720)		83,246,720	6.4
	TOTAL PORTFOLIO (Cost $1,261,478,235)		1,357,869,976	103.8
	OTHER ASSETS & LIABILITIES, NET		(49,613,941)	(3.8)
	NET ASSETS		$1,308,256,035	100.0%

Abbreviation(s):

ADR – American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $50,335,510.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/2016, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $30,093,687 or 2.3% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

70	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary of market values by sector

International Opportunities Fund  ■  October 31, 2016

		% of net
Sector	Value	assets
CONSUMER DISCRETIONARY	$270,110,814	20.6%
FINANCIALS	227,413,446	17.4
INFORMATION TECHNOLOGY	164,596,131	12.6
INDUSTRIALS	138,393,001	10.6
MATERIALS	130,064,699	9.9
CONSUMER STAPLES	122,341,106	9.4
ENERGY	103,555,753	7.9
HEALTH CARE	95,959,342	7.3
REAL ESTATE	22,187,404	1.7
TELECOMMUNICATION SERVICES	1,560	0.0
SHORT-TERM INVESTMENTS	83,246,720	6.4
OTHER ASSETS & LIABILITIES, NET	(49,613,941)	(3.8)
NET ASSETS	$1,308,256,035	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	71

Summary portfolio of investments

Social Choice International Equity Fund  ■  October 31, 2016

			% of net
Shares	Company	Value	assets
COMMON STOCKS

AUSTRALIA
8,624	Australia & New Zealand Banking Group Ltd	$182,099	0.7%
4,623	Commonwealth Bank of Australia	257,366	1.1
8,090	National Australia Bank Ltd	171,730	0.7
9,627	Westpac Banking Corp	222,624	0.9
	Other	952,934	3.9
		1,786,753	7.3
AUSTRIA		55,179	0.2
BELGIUM		127,635	0.5
DENMARK
5,594	Novo Nordisk AS	199,289	0.8
	Other	219,198	0.9
		418,487	1.7
FINLAND		189,253	0.8
FRANCE
1,509	Air Liquide	153,334	0.6
7,131	AXA S.A.	160,892	0.7
2,164	Groupe Danone	150,091	0.6
790	L’Oreal S.A.	141,536	0.6
2,238	Schneider Electric S.A.	150,506	0.6
	Other	1,488,380	6.1
		2,244,739	9.2
GERMANY
1,397	Allianz AG.	218,078	0.9
2,683	BASF SE	236,850	1.0
1,508	Bayerische Motoren Werke AG.	131,566	0.5
4,358	Deutsche Post AG.	135,145	0.6
709	Muenchener Rueckver AG.	137,659	0.6
2,796	SAP AG.	246,326	1.0
	Other	937,129	3.9
		2,042,753	8.5
HONG KONG
5,020	Hong Kong Exchanges and Clearing Ltd	132,711	0.5
	Other	695,338	2.9
		828,049	3.4
IRELAND		119,462	0.5
ISRAEL		67,471	0.3
ITALY
56,189	Banca Intesa S.p.A.	130,284	0.5
	Other	257,817	1.1
		388,101	1.6
			% of net
Shares	Company	Value	assets
JAPAN
8,500	Astellas Pharma, Inc	$126,156	0.5%
1,400	East Japan Railway Co	123,240	0.5
5,800	Honda Motor Co Ltd	173,545	0.7
5,400	KDDI Corp	164,123	0.7
200	Keyence Corp	146,618	0.6
6,200	Mitsubishi Corp	134,943	0.6
88,500	Mizuho Financial Group, Inc	149,012	0.6
12,400	Nissan Motor Co Ltd	126,139	0.5
1,800	Shin-Etsu Chemical Co Ltd	136,478	0.6
3,900	Sony Corp	122,921	0.5
4,900	Sumitomo Mitsui Financial Group, Inc	169,891	0.7
3,000	Takeda Pharmaceutical Co Ltd	134,175	0.6
	Other	4,215,844	17.4
		5,923,085	24.5
LUXEMBOURG		81,324	0.3
NETHERLANDS
13,348	ING Groep NV	175,219	0.7
	Other	595,752	2.5
		770,971	3.2
NEW ZEALAND		83,401	0.4
NORWAY		334,997	1.4
PORTUGAL		95,267	0.4
SINGAPORE		420,142	1.7
SOUTH AFRICA		110,548	0.5
SPAIN
24,215	Banco Bilbao Vizcaya Argentaria S.A.	174,315	0.7
21,312	Iberdrola S.A.	145,038	0.6
3,860	Industria De Diseno Textil S.A.	134,685	0.6
	Other	378,797	1.6
		832,835	3.5
SWEDEN
12,442	Nordea Bank AB	130,755	0.5
	Other	808,372	3.4
		939,127	3.9
SWITZERLAND
7,289	ABB Ltd	150,375	0.6
2,310	Holcim Ltd	123,217	0.5
5,488	Novartis AG.	389,470	1.6
1,729	Roche Holding AG.	397,119	1.6
1,378	Swiss Re Ltd	127,895	0.5
570	Zurich Financial Services AG.	149,201	0.6
	Other	743,863	3.1
		2,081,140	8.5

72	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice International Equity Fund  ■  October 31, 2016

			% of net
Shares	Company	Value	assets
UNITED KINGDOM
32,964	BT Group plc	$151,306	0.6%
13,529	GlaxoSmithKline plc	267,256	1.1
12,789	National Grid plc	166,356	0.7
9,643	Prudential plc	157,363	0.7
2,005	Reckitt Benckiser Group plc	179,368	0.7
15,114	* Standard Chartered plc	131,430	0.5
3,676	Unilever NV	153,752	0.6
4,013	Unilever plc	167,540	0.7
7,913	Vodafone Group plc (ADR)	220,298	0.9
	Other	2,480,973	10.2
		4,075,642	16.7
UNITED STATES		42,458	0.2
	TOTAL COMMON STOCKS (Cost $25,656,788)	24,058,819	99.2
RIGHTS / WARRANTS

SPAIN		857	0.0
	TOTAL RIGHTS / WARRANTS (Cost $896)	857	0.0
	TOTAL PORTFOLIO (Cost $25,657,684)	24,059,676	99.2
	OTHER ASSETS & LIABILITIES, NET	195,679	0.8
	NET ASSETS	$24,255,355	100.0%

Abbreviation(s):

ADR – American Depositary Receipt

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/16, the aggregate value of securities on loan is $38,859.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

Social Choice International Equity Fund  ■  October 31, 2016

		% of net
Sector	Value	assets
FINANCIALS	$5,293,820	21.9%
INDUSTRIALS	3,517,938	14.5
CONSUMER DISCRETIONARY	3,146,210	13.0
HEALTH CARE	2,551,823	10.5
CONSUMER STAPLES	2,309,364	9.5
MATERIALS	2,019,164	8.3
INFORMATION TECHNOLOGY	1,239,229	5.1
TELECOMMUNICATION SERVICES	1,090,283	4.5
UTILITIES	1,073,482	4.4
REAL ESTATE	1,046,751	4.3
ENERGY	771,612	3.2
OTHER ASSETS & LIABILITIES, NET	195,679	0.8
NET ASSETS	$24,255,355	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	73

Statements of assets and liabilities

TIAA-CREF Funds  ■  October 31, 2016

Enhanced Large-Cap Growth Index Fund		Enhanced Large-Cap Value Index Fund	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Small-Cap Equity Fund	Small/ Mid-Cap Equity Fund	Social Choice Equity Fund
ASSETS
Portfolio investments, at value*†	$2,081,562,382	$2,067,419,773	$5,312,189,588	$3,658,366,630	$5,748,479,934	$1,503,385,065	$4,989,992,600	$3,008,224,805	$375,026,487	$2,288,708,108
Cash**	38,287	32,114	–	43,895	–	10,232	–	–	136,743	7,000,659
Receivable from securities transactions	4,069,311	135,197,992	180,720,156	36,444,599	76,050,075	–	1,049,756	185,498,689	–	4,179,688
Receivable from Fund shares sold	623,693	217,446	64,328,535	10,204,336	9,853,509	852,272	1,460,131	4,245,380	37,213,572	1,764,119
Dividends and interest receivable	1,461,178	2,397,438	3,315,332	1,027,073	5,875,812	1,921,431	2,867,695	302,292	57,860	4,672,532
Due from affiliates	–	–	–	285	11,764	–	16,756	–	–	–
Receivable for variation margin on open futures contracts	–	–	–	–	–	–	–	15,640	–	–
Unrealized appreciation on swap contracts	–	–	–	–	240,249	–	–	–	–	–
Other	91,599	89,442	412,291	204,720	378,789	124,109	404,968	135,261	18	122,989
Total assets	2,087,846,450	2,205,354,205	5,560,965,902	3,706,291,538	5,840,890,132	1,506,293,109	4,995,791,906	3,198,422,067	412,434,680	2,306,448,095
LIABILITIES
Management fees payable	91,263	90,353	289,302	206,236	311,016	87,339	266,689	161,000	21,150	46,871
Service agreement fees payable	–	–	18,549	8,606	31,568	12,563	35,221	18,531	3	11,316
Distribution fees payable	–	–	226,584	141,566	64,866	47,863	106,744	49,323	379	102,174
Due to affiliates	11,811	11,982	27,453	25,448	28,456	17,487	31,005	22,777	46,770	22,183
Overdraft payable	–	–	198,025	–	722,479	–	417,415	878,593	–	–
Payable for collateral for securities loaned	22,908,582	24,466,322	51,606,070	–	32,587,696	62,356,031	55,188,531	71,962,598	–	15,635,457
Payable for securities transactions	–	136,124,610	167,366,604	71,652,884	58,660,468	17,974,716	24,756,132	170,018,433	37,656,654	6,676,842
Payable for Fund shares redeemed	17,275,652	13,366,926	1,518,205	1,124,251	1,572,072	8,689,910	12,497,723	14,049,538	–	1,834,420
Income distribution payable	–	–	–	–	–	–	–	–	–	3,859
Written optionsà	–	–	4,440,002	–	9,369,400	45,600	–	–	–	–
Payable for trustee compensation	96,928	94,124	233,641	146,832	248,074	110,476	255,280	142,309	243	129,596
Accrued expenses and other payables	50,898	62,008	179,074	155,811	133,268	51,136	127,517	83,148	96,102	224,625
Total liabilities	40,435,134	174,216,325	226,103,509	73,461,634	103,729,363	89,393,121	93,682,257	257,386,250	37,821,301	24,687,343
NET ASSETS	$2,047,411,316	$2,031,137,880	$5,334,862,393	$3,632,829,904	$5,737,160,769	$1,416,899,988	$4,902,109,649	$2,941,035,817	$374,613,379	$2,281,760,752
NET ASSETS CONSIST OF:
Paid-in-capital	$1,633,237,332	$1,702,610,696	$4,294,457,223	$2,749,401,618	$4,819,715,273	$1,278,419,359	$3,723,007,832	$2,601,454,753	$384,555,918	$1,582,479,462
Undistributed net investment income (loss)	25,121,780	36,200,500	5,771,239	12,504,900	82,544,542	4,823,535	63,201,329	19,700,484	43,926	42,462,229
Accumulated net realized gain (loss) on total investments	41,010,545	64,421,805	52,347,066	23,873,784	110,043,091	(6,965,580)	114,433,627	77,559,232	(89,484)	99,955,948
Net unrealized appreciation (depreciation) on total investments	348,041,659	227,904,879	982,286,865	847,049,602	724,857,863	140,622,674	1,001,466,861	242,321,348	(9,896,981)	556,863,113
NET ASSETS	$2,047,411,316	$2,031,137,880	$5,334,862,393	$3,632,829,904	$5,737,160,769	$1,416,899,988	$4,902,109,649	$2,941,035,817	$374,613,379	$2,281,760,752
INSTITUTIONAL CLASS:
Net assets	$2,047,307,961	$2,031,031,579	$3,686,968,550	$2,709,979,196	$4,399,434,677	$787,519,716	$3,225,705,308	$2,102,478,618	$370,391,397	$1,443,910,261
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	183,802,568	211,299,165	313,434,893	172,607,461	254,104,889	41,298,436	145,569,711	126,367,120	38,461,408	87,258,936
Net asset value per share	$11.14	$9.61	$11.76	$15.70	$17.31	$19.07	$22.16	$16.64	$9.63	$16.55
ADVISOR CLASS:
Net assets	$103,355	$106,301	$102,271	$122,390	$109,509	$98,447	$140,564	$507,647	$967,185	$158,920
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	9,279	11,061	8,688	7,797	6,327	5,163	6,345	30,525	100,507	9,608
Net asset value per share	$11.14	$9.61	$11.77	$15.70	$17.31	$19.07	$22.15	$16.63	$9.62	$16.54
PREMIER CLASS:
Net assets	$–	$–	$139,938,677	$43,731,857	$284,476,296	$107,193,565	$368,739,139	$171,546,031	$962,312	$80,486,855
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	–	–	11,888,276	2,790,607	16,482,822	5,657,702	16,686,727	10,369,706	100,000	4,882,153
Net asset value per share	$–	$–	$11.77	$15.67	$17.26	$18.95	$22.10	$16.54	$9.62	$16.49
RETIREMENT CLASS:
Net assets	$–	$–	$538,717,511	$249,605,603	$920,778,704	$367,160,207	$1,031,502,449	$541,419,992	$1,165,097	$329,659,452
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	–	–	45,086,817	16,018,602	53,436,862	19,788,004	46,866,365	33,300,112	121,103	19,681,007
Net asset value per share	$–	$–	$11.95	$15.58	$17.23	$18.55	$22.01	$16.26	$9.62	$16.75
RETAIL CLASS:
Net assets	$–	$–	$969,135,384	$629,390,858	$132,361,583	$154,928,053	$276,022,189	$125,083,529	$1,127,388	$427,545,264
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	–	–	62,810,467	40,256,795	7,946,422	8,358,909	12,759,168	7,765,781	117,215	28,537,815
Net asset value per share	$–	$–	$15.43	$15.63	$16.66	$18.53	$21.63	$16.11	$9.62	$14.98
* Includes securities loaned of	$22,688,172	$23,949,883	$49,916,981	$–	$30,345,984	$61,042,429	$53,373,213	$70,147,922	$–	$15,095,496
**Includes cash collateral for securities loaned of	$–	$–	$–	$–	$–	$–	$–	$–	$–	$6,617,622
† Portfolio investments, cost	$1,733,520,723	$1,839,514,894	$4,330,931,050	$2,811,310,337	$5,031,666,524	$1,362,878,871	$3,988,522,419	$2,765,807,205	$384,923,468	$1,731,844,995
à Written options premiums	$–	$–	$5,489,472	$–	$17,185,140	$163,171	$–	$–	$–	$–

74	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	75

Statements of assets and liabilities	concluded

TIAA-CREF Funds  ■  October 31, 2016

	Social Choice Low Carbon Equity Fund	Emerging Markets Equity Fund	Enhanced International Equity Index Fund	Global Natural Resources Fund	International Equity Fund	International Opportunities Fund	Social Choice International Equity Fund
ASSETS
Portfolio investments, at value*†	$46,103,063	$1,134,455,618	$1,524,541,482	$139,886,063	$4,137,241,209	$1,357,869,976	$24,059,676
Cash**	641,099	–	176,543	19,919	–	16,950	227,034
Cash – foreign^	–	–	–	–	5,234,042	1,501,274	2,035
Receivable from securities transactions	92,394	13,658,974	–	19,747,952	57,633,026	28,507,843	103,013
Receivable from Fund shares sold	61,866	311,636	25,487,440	148,724	1,312,758	753,066	44,878
Dividends and interest receivable	95,351	402,675	5,960,156	240,222	6,840,967	2,244,335	88,673
Due from affiliates	2,737	–	–	216,015	–	–	3,366
Receivable for variation margin on open futures contracts	–	–	1,575	–	–	–	–
Other	–	158,273	63,335	9,236	497,926	40,656	207
Total assets	46,996,510	1,148,987,176	1,556,230,531	160,268,131	4,208,759,928	1,390,934,100	24,528,882
LIABILITIES
Management fees payable	1,573	129,461	78,177	–	256,702	105,814	988
Service agreement fees payable	226	927	–	663	18,514	253	102
Distribution fees payable	632	2,931	–	1,828	139,809	370	411
Due to affiliates	11,798	16,140	11,089	239,314	25,807	17,074	11,723
Overdraft payable	–	37,270	–	–	14,207,773	–	–
Payable for collateral for securities loaned	–	21,247,863	34,357,833	1,093,031	82,122,778	55,096,720	40,836
Payable for securities transactions	658,778	9,852,738	23,749	11,639,562	24,946,369	27,339,341	204,883
Payable for Fund shares redeemed	1,092	1,797,565	23,823	9,699,378	4,934,057	28,666	60
Payable for trustee compensation	501	37,002	66,893	11,197	226,174	29,447	257
Accrued expenses and other payables	8,423	587,747	55,952	23,437	1,671,039	60,380	14,267
Total liabilities	683,023	33,709,644	34,617,516	22,708,410	128,549,022	82,678,065	273,527
NET ASSETS	$46,313,487	$1,115,277,532	$1,521,613,015	$137,559,721	$4,080,210,906	$1,308,256,035	$24,255,355
NET ASSETS CONSIST OF:
Paid-in-capital	$43,903,947	$1,181,891,253	$1,532,323,817	$196,468,663	$4,253,008,607	$1,333,669,816	$25,593,318
Undistributed net investment income (loss)	930,730	9,215,880	39,792,886	3,514,153	60,505,890	15,298,147	558,282
Accumulated net realized gain (loss) on total investments	(208,621)	(148,881,949)	(102,851,167)	(84,098,267)	(321,466,489)	(137,005,794)	(296,109)
Net unrealized appreciation (depreciation) on total investments	1,687,431	73,052,348	52,347,479	21,675,172	88,162,898	96,293,866	(1,600,136)
NET ASSETS	$46,313,487	$1,115,277,532	$1,521,613,015	$137,559,721	$4,080,210,906	$1,308,256,035	$24,255,355
INSTITUTIONAL CLASS:
Net assets	$36,693,761	$1,067,866,490	$1,521,511,166	$107,928,616	$2,808,919,280	$1,298,795,597	$18,832,754
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	3,544,537	110,569,108	221,447,951	14,096,064	265,293,849	127,709,578	2,022,142
Net asset value per share	$10.35	$9.66	$6.87	$7.66	$10.59	$10.17	$9.31
ADVISOR CLASS:
Net assets	$117,063	$114,785	$101,849	$120,342	$103,633	$100,550	$102,139
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	11,306	11,893	14,816	15,711	9,784	9,892	10,963
Net asset value per share	$10.35	$9.65	$6.87	$7.66	$10.59	$10.17	$9.32
PREMIER CLASS:
Net assets	$352,937	$15,890,338	$–	$4,026,095	$203,311,456	$325,212	$937,777
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	34,120	1,647,223	–	526,587	19,257,462	32,015	100,815
Net asset value per share	$10.34	$9.65	$–	$7.65	$10.56	$10.16	$9.30
RETIREMENT CLASS:
Net assets	$6,574,933	$26,945,531	$–	$19,297,801	$543,161,347	$7,415,524	$3,000,683
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	636,610	2,801,866	–	2,523,560	49,648,562	731,232	322,903
Net asset value per share	$10.33	$9.62	$–	$7.65	$10.94	$10.14	$9.29
RETAIL CLASS:
Net assets	$2,574,793	$4,460,388	$–	$6,186,867	$524,715,190	$1,619,152	$1,382,002
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	249,340	463,579	–	809,707	73,802,519	159,785	148,829
Net asset value per share	$10.33	$9.62	$–	$7.64	$7.11	$10.13	$9.29
* Includes securities loaned of	$–	$18,462,909	$32,800,374	$77	$77,069,390	$50,335,510	$38,859
**Includes cash collateral for securities loaned of	$–	$–	$–	$–	$–	$–	$40,954
† Portfolio investments, cost	$44,415,632	$1,060,953,819	$1,471,972,617	$118,208,534	$4,047,434,064	$1,261,478,235	$25,657,684
^ Foreign cash, cost	$–	$–	$–	$–	$5,234,042	$1,501,274	$2,037

76	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	77

Statements of operations

TIAA-CREF Funds  ■  For the period or year ended October 31, 2016

Enhanced Large-Cap Growth Index Fund		Enhanced Large-Cap Value Index Fund	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Small-Cap Equity Fund	Small/ Mid-Cap Equity Fund‡	Social Choice Equity Fund
INVESTMENT INCOME
Dividends*	$36,473,688	$50,415,210	$82,414,675	$32,113,745	$120,568,398	$12,383,920	$103,050,757	$40,740,937	$157,535	$58,146,867
Income from securities lending	388,743	875,820	1,233,955	411,882	2,480,258	1,227,745	1,777,702	806,690	–	1,047,772
Interest	22,239	18,808	51,093	100,238	68,012	20,745	138,149	51,921	4,614	151,952
Payment from affiliate	–	–	2,053,388	898,347	2,678,902	321,185	1,866,895	–	–	–
Total income	36,884,670	51,309,838	85,753,111	33,524,212	125,795,570	13,953,595	106,833,503	41,599,548	162,149	59,346,591
EXPENSES
Management fees	6,663,299	6,428,618	19,468,032	14,723,619	22,214,839	7,035,888	20,038,029	11,616,353	101,365	3,913,231
Shareholder servicing – Institutional Class	2,612	2,731	4,999	4,696	5,763	2,765	7,529	3,726	2,055	7,410
Shareholder servicing – Advisor Class^	16	17	16	24	16	17	22	65	1,226	18
Shareholder servicing – Premier Class	–	–	325	248	382	282	595	320	1,299	234
Shareholder servicing – Retirement Class	–	–	1,436,990	844,910	2,317,109	1,018,071	2,589,260	1,319,189	2,022	819,766
Shareholder servicing – Retail Class	–	–	519,567	495,158	81,331	109,128	132,303	76,787	3,579	137,706
Distribution fees – Premier Class	–	–	238,023	61,452	481,477	178,762	559,469	255,920	355	117,728
Distribution fees – Retail Class	–	–	2,418,445	1,593,166	320,667	410,913	691,034	291,105	670	2,043,515
Administrative service fees	70,789	68,783	154,382	135,819	169,305	87,923	172,866	117,271	15,072	116,524
Professional fees	52,719	51,622	94,465	79,980	100,427	68,645	97,730	70,089	62,859	72,176
Registration fees	40,697	40,697	88,426	106,086	81,511	84,508	87,221	77,368	85,138	86,942
Custody and accounting fees	31,370	81,682	70,906	51,472	149,091	19,927	56,391	50,490	21,334	41,810
Trustee fees and expenses	16,624	15,511	38,186	28,892	44,125	12,762	40,019	24,198	225	21,117
Other expenses	110,361	108,178	258,175	192,251	248,277	79,036	264,528	150,011	58,967	682,832
Total expenses	6,988,487	6,797,839	24,790,937	18,317,773	26,214,320	9,108,627	24,736,996	14,052,892	356,166	8,061,009
Less: Expenses reimbursed by the investment adviser	–	–	–	(35,664)	–	–	–	–	(236,918)	–
Fee waiver by investment adviser and TPIS	–	–	–	–	(1,237,885)	–	(1,870,004)	–	–	–
Net expenses	6,988,487	6,797,839	24,790,937	18,282,109	24,976,435	9,108,627	22,866,992	14,052,892	119,248	8,061,009
Net investment income (loss)	29,896,183	44,511,999	60,962,174	15,242,103	100,819,135	4,844,968	83,966,511	27,546,656	42,901	51,285,582
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments†	45,700,390	96,915,397	75,655,355	31,678,753	155,968,803	(6,951,462)	130,634,847	83,531,296	(89,484)	123,766,296
Futures contracts	–	–	–	–	–	–	–	3,095,645	–	–
Purchased options	–	(64,977)	(422,915)	–	–	(3,513,982)	1,772,312	–	–	–
Written options	–	2,775,930	4,573,995	109,533	–	5,172,961	(25,863)	–	–	–
Swap contracts	–	–	–	–	–	–	–	(3,020,175)	–	–
Foreign currency transactions	–	87	102,062	(16,081)	9,165	–	1,742	–	–	–
Net realized gain (loss) on total investments	45,700,390	99,626,437	79,908,497	31,772,205	155,977,968	(5,292,483)	132,383,038	83,606,766	(89,484)	123,766,296
Change in unrealized appreciation (depreciation) on:
Portfolio investments**	(18,314,477)	(56,141,527)	(35,812,834)	(48,366,790)	91,055,277	(57,578,515)	42,781,926	(25,326,492)	(9,896,981)	(55,455,230)
Futures contracts	–	–	–	–	–	–	–	(621,254)	–	–
Purchased options	–	–	(916,919)	–	(8,224,910)	(935,527)	–	–	–	–
Written options	–	(1,656)	1,264,780	–	7,815,740	257,531	–	–	–	–
Swap contracts	–	–	–	–	240,249	–	–	443,478	–	–
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	–	–	6,442	(6,691)	(20,957)	(15)	(3,175)	–	–	–
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	(18,314,477)	(56,143,183)	(35,458,531)	(48,373,481)	90,865,399	(58,256,526)	42,778,751	(25,504,268)	(9,896,981)	(55,455,230)
Net realized and unrealized gain (loss) on total investments	27,385,913	43,483,254	44,449,966	(16,601,276)	246,843,367	(63,549,009)	175,161,789	58,102,498	(9,986,465)	68,311,066
Net increase (decrease) in net assets from operations	$57,282,096	$87,995,253	$105,412,140	$(1,359,173)	$347,662,502	$(58,704,041)	$259,128,300	$85,649,154	$(9,943,564)	$119,596,648
* Net of foreign withholding taxes of	$1,026	$7,727	$395,947	$126,369	$630,370	$27,438	$508,012	$19,439	$45	$3,241
**Includes net change in unrealized foreign capital gains taxes of	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–
† Includes net realized gain (loss) from securities sold to affiliates of	$2,295,841	$40,838,966	$(453,665)	$4,361,700	$1,019,811	$72,809	$1,366,644	$2,186,589	$(4,571)	$949,437
‡ For the period August 5, 2016 to October 31, 2016.
^ Advisor Class commenced operations on December 4, 2015.

78	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	79

Statements of operations	concluded

TIAA-CREF Funds  ■  For the period or year ended October 31, 2016

	Social Choice Low Carbon Equity Fund	Emerging Markets Equity Fund	Enhanced International Equity Index Fund	Global Natural Resources Fund	International Equity Fund	International Opportunities Fund	Social Choice International Equity Fund
INVESTMENT INCOME
Dividends*	$1,230,202	$18,552,819	$46,977,424	$5,310,101	$82,116,651	$22,466,836	$685,652
Income from securities lending	–	648,230	706,778	148,564	1,820,366	1,624,692	3,472
Interest	284	76,734	9,524	10,424	75,840	78,969	–
Payment from affiliate	–	1,352,823	–	480,525	2,835,160	206,547	–
Total income	1,230,486	20,630,606	47,693,726	5,949,614	86,848,017	24,377,044	689,124
EXPENSES
Management fees	116,259	8,511,140	5,117,196	1,679,045	19,348,409	7,261,899	62,689
Shareholder servicing – Institutional Class	455	1,891	2,396	1,124	32,953	1,903	269
Shareholder servicing – Advisor Class^	19	26	20	19	21	17	17
Shareholder servicing – Premier Class	238	180	–	161	346	102	226
Shareholder servicing – Retirement Class	10,754	67,907	–	34,996	1,439,414	18,527	5,796
Shareholder servicing – Retail Class	1,749	7,527	–	8,546	285,247	3,762	985
Distribution fees – Premier Class	1,464	17,486	–	5,437	332,005	1,424	1,375
Distribution fees – Retail Class	5,810	10,900	–	13,581	1,580,163	4,250	3,653
Administrative service fees	53,992	76,252	58,064	58,950	145,998	80,904	53,361
Professional fees	15,918	68,534	60,435	57,986	92,901	64,174	28,134
Registration fees	73,067	76,939	40,697	75,325	101,172	73,028	72,699
Custody and accounting fees	31,851	493,231	59,489	70,957	433,522	114,253	44,789
Trustee fees and expenses	300	7,660	10,860	2,125	34,880	9,735	58
Other expenses	10,595	139,782	121,297	65,125	381,921	91,777	19,577
Total expenses	322,471	9,479,455	5,470,454	2,073,377	24,208,952	7,725,755	293,628
Less: Expenses reimbursed by the investment adviser	(153,944)	(673)	–	(63,678)	–	(166)	(198,501)
Fee waiver by investment adviser and TPIS	–	–	–	–	(206,079)	–	–
Net expenses	168,527	9,478,782	5,470,454	2,009,699	24,002,873	7,725,589	95,127
Net investment income (loss)	1,061,959	11,151,824	42,223,272	3,939,915	62,845,144	16,651,455	593,997
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments†	(205,953)	9,482,080	(87,503,238)	(4,174,772)	(124,452,743)	(28,166,173)	(284,604)
Futures contracts	–	–	(1,099,370)	–	–	–	–
Purchased options	–	–	–	–	–	–	–
Written options	–	–	–	–	–	–	–
Swap contracts	–	–	–	–	–	–	–
Foreign currency transactions	–	(3,064,562)	(93,165)	(129,322)	(2,162,329)	(291,389)	2,861
Net realized gain (loss) on total investments	(205,953)	6,417,518	(88,695,773)	(4,304,094)	(126,615,072)	(28,457,562)	(281,743)
Change in unrealized appreciation (depreciation) on:
Portfolio investments**	1,618,184	69,332,605	11,419,942	24,518,093	(30,981,606)	1,003,932	(600,097)
Futures contracts	–	–	(158)	–	–	–	–
Purchased options	–	–	–	–	–	–	–
Written options	–	–	–	–	–	–	–
Swap contracts	–	–	–	–	–	–	–
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	–	5,782	(120,639)	4,484	(146,329)	(66,889)	(2,972)
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	1,618,184	69,338,387	11,299,145	24,522,577	(31,127,935)	937,043	(603,069)
Net realized and unrealized gain (loss) on total investments	1,412,231	75,755,905	(77,396,628)	20,218,483	(157,743,007)	(27,520,519)	(884,812)
Net increase (decrease) in net assets from operations	$2,474,190	$86,907,729	$(35,173,356)	$24,158,398	$(94,897,863)	$(10,869,064)	$(290,815)
* Net of foreign withholding taxes of	$124	$2,245,292	$4,564,169	$423,072	$8,519,166	$2,656,045	$67,370
**Includes net change in unrealized foreign capital gains taxes of	$–	$(315,332)	$–	$23,598	$(1,459,829)	$–	$–
† Includes net realized gain (loss) from securities sold to affiliates of	$(63,215)	$1,531	$(681,063)	$2,022,066	$–	$–	$–
^ Advisor Class commenced operations on December 4, 2015.

80	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	81

Statements of changes in net assets

TIAA-CREF Funds  ■  For the period or year ended

		Enhanced Large-Cap		Enhanced Large-Cap
		Growth Index Fund		Value Index Fund		Growth & Income Fund		Large-Cap Growth Fund		Large-Cap Value Fund		Mid-Cap Growth Fund
		October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
OPERATIONS
Net investment income (loss)		$29,896,183	$20,318,956	$44,511,999	$40,907,899	$60,962,174	$47,950,530	$15,242,103	$7,472,839	$100,819,135	$70,813,633	$4,844,968	$1,617,605
Net realized gain (loss) on total investments		45,700,390	185,060,408	99,626,437	106,455,350	79,908,497	326,741,407	31,772,205	122,313,703	155,977,968	302,524,128	(5,292,483)	143,519,973
Net change in unrealized appreciation (depreciation) on total investments		(18,314,477)	(20,439,338)	(56,143,183)	(121,759,219)	(35,458,531)	(58,328,326)	(48,373,481)	194,004,041	90,865,399	(332,252,720)	(58,256,526)	(86,864,444)
Net increase (decrease) in net assets from operations		57,282,096	184,940,026	87,995,253	25,604,030	105,412,140	316,363,611	(1,359,173)	323,790,583	347,662,502	41,085,041	(58,704,041)	58,273,134
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(21,477,094)	(20,319,168)	(43,394,194)	(27,527,281)	(43,179,535)	(34,391,341)	(9,098,396)	(6,333,865)	(56,769,962)	(66,001,856)	(1,926,579)	(4,080,043)
	Advisor Class†	(104)	—	(227)	—	(1,022)	—	(34)	—	(136)	—	(19)	—
	Premier Class	—	—	—	—	(2,017,831)	(1,620,279)	(98,946)	(16,950)	(4,553,911)	(6,267,507)	(72,376)	(421,083)
	Retirement Class	—	—	—	—	(6,421,881)	(5,630,003)	(545,061)	—	(10,875,422)	(15,607,928)	—	(959,202)
	Retail Class	—	—	—	—	(7,398,436)	(5,699,176)	(316,220)	—	(1,456,384)	(2,101,411)	—	(267,305)
From realized gains:	Institutional Class	(184,289,251)	(150,620,165)	(116,788,900)	(154,072,329)	(202,166,408)	(245,437,836)	(83,625,344)	(234,208,628)	(225,069,075)	(170,063,103)	(74,181,052)	(126,006,968)
	Advisor Class†	(905)	—	(615)	—	(647)	—	(324)	—	(546)	—	(771)	—
	Premier Class	—	—	—	—	(11,089,183)	(15,431,901)	(1,308,802)	(1,135,236)	(20,114,044)	(17,534,288)	(10,524,325)	(20,531,402)
	Retirement Class	—	—	—	—	(40,150,240)	(57,021,512)	(7,968,778)	(11,476,240)	(53,164,632)	(47,585,257)	(36,683,659)	(71,937,849)
	Retail Class	—	—	—	—	(50,876,795)	(64,788,710)	(21,868,961)	(64,325,139)	(7,500,731)	(6,548,834)	(14,387,724)	(26,332,597)
Total distributions		(205,767,354)	(170,939,333)	(160,183,936)	(181,599,610)	(363,301,978)	(430,020,758)	(124,830,866)	(317,496,058)	(379,504,843)	(331,710,184)	(137,776,505)	(250,536,449)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	302,268,270	266,783,098	322,949,522	302,888,790	885,908,524	469,640,373	587,480,348	538,325,945	587,232,228	613,321,911	107,962,014	157,140,774
	Advisor Class†	100,251	—	99,998	—	99,976	—	123,031	—	99,977	—	120,923	—
	Premier Class	—	—	—	—	21,965,703	37,117,196	13,912,351	36,151,913	34,184,018	89,350,638	11,006,364	43,270,794
	Retirement Class	—	—	—	—	24,009,027	35,736,470	177,141,065	75,818,573	40,591,030	69,594,908	17,732,928	50,018,677
	Retail Class	—	—	—	—	53,444,387	76,182,424	56,554,266	76,872,469	11,304,035	15,517,750	10,985,476	23,944,430
Reinvestments of distributions:	Institutional Class	205,766,345	170,939,333	160,183,094	181,599,610	209,291,362	251,186,038	92,435,936	240,143,011	281,259,858	235,788,117	75,511,023	130,000,380
	Premier Class	—	—	—	—	13,107,000	17,052,180	1,403,020	1,151,695	24,667,954	23,801,795	10,596,701	20,952,485
	Retirement Class	—	—	—	—	46,572,121	62,651,515	8,509,330	11,472,072	64,037,423	63,190,642	36,683,659	72,897,051
	Retail Class	—	—	—	—	56,482,960	68,261,069	21,566,863	62,585,877	8,689,204	8,404,169	14,026,685	25,928,232
Redemptions:	Institutional Class	(320,882,267)	(228,300,645)	(274,559,344)	(157,772,735)	(315,556,783)	(457,927,233)	(400,821,705)	(408,400,616)	(552,810,429)	(286,618,460)	(237,519,105)	(137,894,124)
	Advisor Class†	—	—	—	—	—	—	—	—	—	—	(20,765)	—
	Premier Class	—	—	—	—	(50,573,482)	(54,401,348)	(8,073,139)	(8,684,980)	(124,823,285)	(112,275,043)	(35,255,896)	(52,146,448)
	Retirement Class	—	—	—	—	(119,137,129)	(142,297,940)	(71,537,042)	(44,398,713)	(141,650,367)	(167,326,505)	(104,254,703)	(106,009,590)
	Retail Class	—	—	—	—	(99,829,909)	(98,146,255)	(75,470,009)	(64,886,431)	(19,143,231)	(20,958,105)	(29,653,508)	(30,364,318)
Net increase (decrease) from shareholder transactions		187,252,599	209,421,786	208,673,270	326,715,665	725,783,757	265,054,489	403,224,315	516,150,815	213,638,415	531,791,817	(122,078,204)	197,738,343
Net increase (decrease) in net assets		38,767,341	223,422,479	136,484,587	170,720,085	467,893,919	151,397,342	277,034,276	522,445,340	181,796,074	241,166,674	(318,558,750)	5,475,028
NET ASSETS
Beginning of period		2,008,643,975	1,785,221,496	1,894,653,293	1,723,933,208	4,866,968,474	4,715,571,132	3,355,795,628	2,833,350,288	5,555,364,695	5,314,198,021	1,735,458,738	1,729,983,710
End of period		$2,047,411,316	$2,008,643,975	$2,031,137,880	$1,894,653,293	$5,334,862,393	$4,866,968,474	$3,632,829,904	$3,355,795,628	$5,737,160,769	$5,555,364,695	$1,416,899,988	$1,735,458,738
Undistributed net investment income (loss) included in net assets		$25,121,780	$16,431,905	$36,200,500	$34,822,806	$5,771,239	$3,105,560	$12,504,900	$7,337,535	$82,544,542	$54,942,428	$4,823,535	$1,597,512
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	27,756,169	22,973,085	34,915,371	29,778,990	76,075,252	38,423,948	38,522,943	34,439,098	36,594,579	34,572,992	5,650,480	7,216,770
	Advisor Class†	9,279	—	11,061	—	8,688	—	7,797	—	6,327	—	6,204	—
	Premier Class	—	—	—	—	1,915,326	2,934,179	901,074	2,257,531	2,112,550	4,953,748	582,988	1,916,983
	Retirement Class	—	—	—	—	2,022,902	2,840,914	11,210,918	4,743,621	2,458,192	3,883,158	952,295	2,302,298
	Retail Class	—	—	—	—	3,566,199	4,797,424	3,690,745	4,873,889	714,257	895,468	588,577	1,106,563
Shares reinvested:	Institutional Class	19,411,919	15,610,898	17,957,746	18,417,810	18,432,561	21,375,234	5,963,609	16,336,259	17,983,367	13,724,570	3,943,134	6,319,902
	Premier Class	—	—	—	—	1,153,320	1,448,561	90,517	78,347	1,580,266	1,387,051	556,257	1,023,570
	Retirement Class	—	—	—	—	4,037,083	5,250,699	551,480	782,542	4,104,963	3,686,735	1,963,793	3,624,915
	Retail Class	—	—	—	—	3,800,901	4,518,600	1,393,208	4,260,441	575,825	505,666	751,295	1,289,320
Shares redeemed:	Institutional Class	(29,135,919)	(19,249,526)	(28,706,211)	(15,248,649)	(27,332,223)	(36,824,954)	(25,709,318)	(25,846,550)	(33,153,343)	(15,916,514)	(12,453,290)	(6,246,044)
	Advisor Class†	—	—	—	—	—	—	—	—	—	—	(1,041)	—
	Premier Class	—	—	—	—	(4,514,397)	(4,492,374)	(524,056)	(567,246)	(7,734,356)	(6,276,156)	(1,860,882)	(2,426,576)
	Retirement Class	—	—	—	—	(10,141,123)	(11,313,570)	(4,689,315)	(2,816,558)	(8,578,931)	(9,334,558)	(5,612,190)	(4,898,696)
	Retail Class	—	—	—	—	(6,599,663)	(6,153,789)	(4,916,601)	(4,132,739)	(1,204,506)	(1,213,332)	(1,597,902)	(1,417,108)
Net increase (decrease) from shareholder transactions		18,041,448	19,334,457	24,177,967	32,948,151	62,424,826	22,804,872	26,493,001	34,408,635	15,459,190	30,868,828	(6,530,282)	9,811,897
†	Advisor Class commenced operations on December 4, 2015.

82	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	83

Statements of changes in net assets	continued

TIAA-CREF Funds  ■  For the period or year ended

		Mid-Cap Value Fund		Small-Cap Equity Fund		Small/Mid-Cap Equity Fund	Social Choice Equity Fund		Social Choice Low Carbon Equity Fund		Emerging Markets Equity Fund
		October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016^	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015 ‡	October 31, 2016	October 31, 2015
OPERATIONS
Net investment income (loss)		$83,966,511	$66,041,878	$27,546,656	$19,018,070	$42,901	$51,285,582	$45,716,701	$1,061,959	$78,252	$11,151,824	$10,972,180
Net realized gain (loss) on total investments		132,383,038	465,952,698	83,606,766	217,377,605	(89,484)	123,766,296	95,826,213	(205,953)	3,716	6,417,518	(91,823,010)
Net change in unrealized appreciation (depreciation) on total investments		42,778,751	(515,520,149)	(25,504,268)	(122,174,054)	(9,896,981)	(55,455,230)	(108,513,216)	1,618,184	69,247	69,338,387	(64,776,275)
Net increase (decrease) in net assets from operations		259,128,300	16,474,427	85,649,154	114,221,621	(9,943,564)	119,596,648	33,029,698	2,474,190	151,215	86,907,729	(145,627,105)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(47,690,885)	(44,439,232)	(15,294,297)	(13,424,422)	—	(24,490,180)	(18,273,805)	(188,748)	—	(9,120,009)	(10,617,067)
	Advisor Class†	(141)	—	(71)	—	—	(182)	—	(51)	—	(96)	—
	Premier Class	(5,006,213)	(5,314,962)	(1,125,473)	(1,256,516)	—	(1,291,137)	(1,269,066)	(4,778)	—	(80,120)	(57,318)
	Retirement Class	(12,544,437)	(13,552,066)	(2,764,208)	(3,230,852)	—	(5,107,138)	(4,328,497)	(12,257)	—	(206,640)	(181,046)
	Retail Class	(3,306,898)	(3,568,377)	(512,400)	(605,244)	—	(15,309,613)	(12,681,922)	(6,656)	—	(21,878)	(52,744)
From realized gains:	Institutional Class	(293,841,533)	(142,408,757)	(144,242,447)	(244,327,464)	—	(44,511,977)	(14,545,809)	(3,903)	—	—	—
	Advisor Class†	(877)	—	(684)	—	—	(325)	—	(1)	—	—	—
	Premier Class	(34,453,503)	(19,258,151)	(13,081,361)	(25,566,957)	—	(2,561,759)	(1,117,508)	(109)	—	—	—
	Retirement Class	(95,322,348)	(55,123,329)	(39,101,406)	(70,597,977)	—	(10,904,788)	(4,238,039)	(291)	—	—	—
	Retail Class	(26,138,124)	(14,250,518)	(8,133,135)	(14,133,002)	—	(32,289,674)	(11,302,872)	(179)	—	—	—
Total distributions		(518,304,959)	(297,915,392)	(224,255,482)	(373,142,434)	—	(136,466,773)	(67,757,518)	(216,973)	—	(9,428,743)	(10,908,175)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	494,831,271	530,491,945	316,776,601	376,673,720	386,214,333	196,613,011	249,509,870	25,247,935	28,315,526	255,349,371	265,446,733
	Advisor Class†	131,898	—	510,702	—	1,005,000	152,478	—	110,016	—	100,062	—
	Premier Class	40,027,444	90,945,804	28,284,366	52,758,701	1,000,010	20,563,414	20,856,583	95,844	1,000,000	6,344,885	9,289,942
	Retirement Class	41,705,971	59,041,929	47,039,245	78,001,717	1,219,673	26,831,387	31,057,079	5,847,050	1,992,614	4,589,206	20,361,509
	Retail Class	23,616,585	54,661,955	28,647,399	16,387,398	1,375,946	98,812,418	148,574,434	2,388,268	1,527,707	709,921	1,139,733
Reinvestments of distributions:	Institutional Class	335,010,003	184,072,274	159,321,936	257,450,380	—	65,889,986	31,091,166	68,971	—	9,120,009	10,617,067
	Premier Class	39,459,716	24,573,113	14,206,834	26,823,473	—	3,805,791	2,368,795	—	—	80,047	57,318
	Retirement Class	107,859,195	68,670,864	41,865,029	73,827,616	—	15,985,227	8,559,805	7,849	—	206,560	181,046
	Retail Class	28,545,566	17,389,021	8,389,168	14,329,903	—	46,813,660	23,532,337	2,675	—	21,109	51,672
Redemptions:	Institutional Class	(802,803,796)	(365,907,976)	(331,527,970)	(240,354,405)	(6,045,664)	(178,712,952)	(184,821,736)	(18,866,259)	(151)	(189,843,054)	(58,730,382)
	Advisor Class†	—	—	—	—	—	—	—	—	—	(50)	—
	Premier Class	(83,803,176)	(122,112,764)	(42,515,926)	(64,724,421)	—	(21,112,004)	(39,838,338)	(776,271)	—	(996,247)	(3,286,231)
	Retirement Class	(153,092,657)	(211,906,607)	(63,460,101)	(79,566,305)	(8,264)	(52,361,198)	(80,859,939)	(1,559,641)	(5,345)	(8,900,273)	(3,987,579)
	Retail Class	(55,744,500)	(66,120,817)	(17,375,399)	(13,836,371)	(204,091)	(626,013,557)	(159,706,929)	(1,474,990)	(16,743)	(1,121,643)	(1,939,578)
Net increase (decrease) from shareholder transactions		15,743,520	263,798,741	190,161,884	497,771,406	384,556,943	(402,732,339)	50,323,127	11,091,447	32,813,608	75,659,903	239,201,250
Net increase (decrease) in net assets		(243,433,139)	(17,642,224)	51,555,556	238,850,593	374,613,379	(419,602,464)	15,595,307	13,348,664	32,964,823	153,138,889	82,665,970
NET ASSETS
Beginning of period		5,145,542,788	5,163,185,012	2,889,480,261	2,650,629,668	—	2,701,363,216	2,685,767,909	32,964,823	—	962,138,643	879,472,673
End of period		$4,902,109,649	$5,145,542,788	$2,941,035,817	$2,889,480,261	$374,613,379	$2,281,760,752	$2,701,363,216	$46,313,487	$32,964,823	$1,115,277,532	$962,138,643
Undistributed net investment income (loss) included in net assets		$63,201,329	$47,218,440	$19,700,484	$11,579,040	$43,926	$42,462,229	$36,990,201	$930,730	$79,302	$9,215,880	$8,197,957
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	23,570,772	22,010,193	20,078,334	21,273,312	39,064,218	12,373,052	14,922,855	2,507,716	2,865,262	29,260,990	27,112,731
	Advisor Class†	6,345	—	30,525	—	100,507	9,608	—	11,306	—	11,899	—
	Premier Class	1,911,670	3,737,321	1,787,919	2,922,233	100,001	1,281,218	1,229,363	9,122	100,000	714,590	916,244
	Retirement Class	1,955,407	2,443,039	3,016,096	4,413,738	121,943	1,656,135	1,828,082	583,623	205,715	515,227	1,999,625
	Retail Class	1,138,111	2,279,344	1,880,413	952,875	137,948	6,934,824	9,718,363	244,429	154,453	81,819	113,859
Shares reinvested:	Institutional Class	16,675,461	7,883,181	10,077,289	15,499,722	—	4,314,996	1,909,777	7,199	—	1,094,839	1,071,349
	Premier Class	1,967,085	1,053,736	902,594	1,621,733	—	249,888	145,772	—	—	9,610	5,784
	Retirement Class	5,395,658	2,953,585	2,704,459	4,532,082	—	1,031,971	518,776	819	—	24,857	18,306
	Retail Class	1,451,962	759,346	546,525	886,752	—	3,380,047	1,584,669	279	—	2,534	5,219
Shares redeemed:	Institutional Class	(37,152,613)	(14,976,353)	(20,126,602)	(13,390,075)	(602,811)	(11,170,570)	(11,056,724)	(1,835,625)	(15)	(21,146,327)	(5,739,072)
	Advisor Class†	—	—	—	—	—	—	—	—	—	(6)	—
	Premier Class	(3,990,287)	(5,027,783)	(2,743,115)	(3,714,771)	—	(1,326,486)	(2,392,372)	(75,002)	—	(115,885)	(338,780)
	Retirement Class	(7,304,954)	(8,740,838)	(4,066,659)	(4,526,436)	(840)	(3,257,409)	(4,752,535)	(152,991)	(556)	(987,994)	(415,268)
	Retail Class	(2,691,321)	(2,783,394)	(1,132,585)	(795,700)	(20,733)	(41,998,507)	(10,484,694)	(148,060)	(1,761)	(126,048)	(206,100)
Net increase (decrease) from shareholder transactions		2,933,296	11,591,377	12,955,193	29,675,465	38,900,233	(26,521,233)	3,171,332	1,152,815	3,323,098	9,340,105	24,543,897
†	Advisor Class commenced operations on December 4, 2015.
‡	For the period August 7, 2015 to October 31, 2015.
^	For the period August 5, 2016 to October 31, 2016.

84	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	85

Statements of changes in net assets	concluded

TIAA-CREF Funds  ■  For the period or year ended

		Enhanced International Equity Index Fund		Global Natural Resources Fund		International Equity Fund		International Opportunities Fund		Social Choice International Equity Fund
		October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015‡
OPERATIONS
Net investment income (loss)		$42,223,272	$36,463,204	$3,939,915	$6,715,828	$62,845,144	$60,720,708	$16,651,455	$14,530,317	$593,997	$77,936
Net realized gain (loss) on total investments		(88,695,773)	(8,891,026)	(4,304,094)	(40,177,958)	(126,615,072)	(108,746,752)	(28,457,562)	(36,886,384)	(281,743)	(4,229)
Net change in unrealized appreciation (depreciation) on total investments		11,299,145	(40,274,620)	24,522,577	(14,527,303)	(31,127,935)	154,994,018	937,043	40,211,878	(603,069)	(997,067)
Net increase (decrease) in net assets from operations		(35,173,356)	(12,702,442)	24,158,398	(47,989,433)	(94,897,863)	106,967,974	(10,869,064)	17,855,811	(290,815)	(923,360)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(37,422,438)	(38,034,012)	(5,601,178)	(4,000,554)	(34,393,641)	(34,377,261)	(14,300,760)	(10,715,553)	(104,087)	—
	Advisor Class†	(287)	—	(248)	—	(122)	—	(120)	—	(63)	—
	Premier Class	—	—	(78,600)	(75,410)	(2,714,360)	(3,688,826)	(11,121)	(8,671)	(5,543)	—
	Retirement Class	—	—	(245,740)	(154,589)	(5,761,383)	(7,508,884)	(75,311)	(28,967)	(10,124)	—
	Retail Class	—	—	(101,273)	(78,885)	(12,557,350)	(5,318,685)	(14,067)	(17,344)	(4,910)	—
From realized gains:	Institutional Class	—	(39,241,441)	—	—	—	—	—	—	—	—
	Advisor Class†	—	—	—	—	—	—	—	—	—	—
	Premier Class	—	—	—	—	—	—	—	—	—	—
	Retirement Class	—	—	—	—	—	—	—	—	—	—
	Retail Class	—	—	—	—	—	—	—	—	—	—
Total distributions		(37,422,725)	(77,275,453)	(6,027,039)	(4,309,438)	(55,426,856)	(50,893,656)	(14,401,379)	(10,770,535)	(124,727)	—
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	342,793,936	331,020,769	66,915,995	70,357,696	586,857,549	632,653,848	280,168,251	218,689,346	3,066,645	17,038,476
	Advisor Class†	100,976	—	103,040	—	120,945	—	99,961	—	100,038	—
	Premier Class	—	—	515,648	2,456,671	28,083,241	72,675,972	71,984	16	7,729	1,000,000
	Retirement Class	—	—	10,892,589	5,446,514	14,321,876	74,988,824	3,180,121	8,798,025	1,619,571	1,637,782
	Retail Class	—	—	2,773,677	2,555,894	530,041,795	33,200,251	755,730	2,050,561	999,279	1,051,920
Reinvestments of distributions:	Institutional Class	37,422,438	77,275,453	5,601,178	4,000,554	34,143,722	34,283,727	14,300,760	10,715,553	251	—
	Premier Class	—	—	69,070	75,410	2,705,350	3,688,012	—	8,671	—	—
	Retirement Class	—	—	245,740	154,589	5,760,455	7,505,902	75,209	28,967	4,727	—
	Retail Class	—	—	94,405	75,982	12,401,092	5,139,852	13,814	17,246	256	—
Redemptions:	Institutional Class	(78,723,777)	(55,786,941)	(213,158,605)	(29,539,544)	(546,592,789)	(284,194,199)	(137,194,612)	(111,789,878)	(105,003)	—
	Advisor Class†	—	—	—	—	(21,237)	—	—	—	—	—
	Premier Class	—	—	(272,532)	(2,057,727)	(73,478,015)	(102,747,277)	(790,410)	—	(19)	—
	Retirement Class	—	—	(4,139,049)	(3,019,264)	(112,975,343)	(135,024,745)	(4,384,403)	(3,666,267)	(208,462)	(4,097)
	Retail Class	—	—	(2,094,674)	(2,682,665)	(304,189,051)	(38,856,705)	(1,077,950)	(2,514,050)	(608,153)	(6,683)
Net increase (decrease) from shareholder transactions		301,593,573	352,509,281	(132,453,518)	47,824,110	177,179,590	303,313,462	155,218,455	122,338,190	4,876,859	20,717,398
Net increase (decrease) in net assets		228,997,492	262,531,386	(114,322,159)	(4,474,761)	26,854,871	359,387,780	129,948,012	129,423,466	4,461,317	19,794,038
NET ASSETS
Beginning of period		1,292,615,523	1,030,084,137	251,881,880	256,356,641	4,053,356,035	3,693,968,255	1,178,308,023	1,048,884,557	19,794,038	—
End of period		$1,521,613,015	$1,292,615,523	$137,559,721	$251,881,880	$4,080,210,906	$4,053,356,035	$1,308,256,035	$1,178,308,023	$24,255,355	$19,794,038
Undistributed net investment income (loss) included in net assets		$39,792,886	$33,905,060	$3,514,153	$5,365,605	$60,505,890	$55,249,932	$15,298,147	$13,339,460	$558,282	$82,969
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	50,413,603	44,374,476	9,934,342	8,715,992	57,053,899	57,130,624	28,667,007	20,809,637	329,540	1,704,106
	Advisor Class†	14,816	—	15,711	—	11,749	—	9,892	—	10,963	—
	Premier Class	—	—	72,337	289,341	2,728,168	6,373,932	7,014	—	817	100,000
	Retirement Class	—	—	1,495,701	665,897	1,335,243	6,356,179	321,179	788,309	176,595	169,067
	Retail Class	—	—	386,610	313,036	73,195,642	4,352,299	75,072	185,221	109,240	105,443
Shares reinvested:	Institutional Class	5,519,534	10,838,072	860,396	483,159	3,350,709	3,252,726	1,422,961	1,065,164	28	—
	Premier Class	—	—	10,610	9,118	265,752	350,572	—	863	—	—
	Retirement Class	—	—	37,690	18,670	545,498	687,984	7,484	2,882	519	—
	Retail Class	—	—	14,479	9,177	1,807,739	718,860	1,373	1,716	28	—
Shares redeemed:	Institutional Class	(11,583,882)	(7,283,263)	(27,976,657)	(3,601,237)	(52,419,789)	(24,924,427)	(13,599,628)	(10,278,103)	(11,532)	—
	Advisor Class†	—	—	—	—	(1,965)	—	—	—	—	—
	Premier Class	—	—	(37,661)	(249,866)	(7,159,211)	(9,547,286)	(76,147)	—	(2)	—
	Retirement Class	—	—	(584,147)	(355,738)	(10,622,125)	(11,658,746)	(439,552)	(345,202)	(22,834)	(444)
	Retail Class	—	—	(290,819)	(337,487)	(43,159,462)	(5,139,491)	(107,683)	(237,595)	(65,181)	(701)
Net increase (decrease) from shareholder transactions		44,364,071	47,929,285	(16,061,408)	5,960,062	26,931,847	27,953,226	16,288,972	11,992,892	528,181	2,077,471
†	Advisor Class commenced operations on December 4, 2015.
‡	For the period August 7, 2015 to October 31, 2015.

86	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	87

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		& unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

ENHANCED LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/16		$12.12	$0.16		$0.10	$0.26	$(0.13)	$(1.11)	$(1.24)	$11.14
	10/31/15		12.19	0.12		0.98	1.10	(0.14)	(1.03)	(1.17)	12.12
	10/31/14		11.53	0.14		1.44	1.58	(0.12)	(0.80)	(0.92)	12.19
	10/31/13		9.65	0.14		2.22	2.36	(0.12)	(0.36)	(0.48)	11.53
	10/31/12		9.54	0.11		0.93	1.04	(0.10)	(0.83)	(0.93)	9.65
Advisor Class:	10/31/16	‡	12.28	0.14		(0.04)	0.10	(0.13)	(1.11)	(1.24)	11.14

ENHANCED LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/16		10.12	0.21		0.14	0.35	(0.23)	(0.63)	(0.86)	9.61
	10/31/15		11.18	0.23		(0.11)	0.12	(0.18)	(1.00)	(1.18)	10.12
	10/31/14		10.64	0.17		1.23	1.40	(0.16)	(0.70)	(0.86)	11.18
	10/31/13		8.64	0.18		2.20	2.38	(0.19)	(0.19)	(0.38)	10.64
	10/31/12		8.01	0.17		0.94	1.11	(0.15)	(0.33)	(0.48)	8.64
Advisor Class:	10/31/16	‡	10.18	0.20		0.09	0.29	(0.23)	(0.63)	(0.86)	9.61

GROWTH & INCOME FUND
Institutional Class:	10/31/16		12.50	0.16		0.08	0.24	(0.16)	(0.82)	(0.98)	11.76
	10/31/15		12.96	0.13		0.65	0.78	(0.14)	(1.10)	(1.24)	12.50
	10/31/14		12.64	0.13		1.64	1.77	(0.14)	(1.31)	(1.45)	12.96
	10/31/13		10.34	0.15		2.76	2.91	(0.16)	(0.45)	(0.61)	12.64
	10/31/12		9.21	0.13		1.22	1.35	(0.14)	(0.08)	(0.22)	10.34
Advisor Class:	10/31/16	‡	12.71	0.14		(0.11)	0.03	(0.15)	(0.82)	(0.97)	11.77
Premier Class:	10/31/16		12.51	0.14		0.09	0.23	(0.15)	(0.82)	(0.97)	11.77
	10/31/15		12.96	0.12		0.65	0.77	(0.12)	(1.10)	(1.22)	12.51
	10/31/14		12.65	0.11		1.63	1.74	(0.12)	(1.31)	(1.43)	12.96
	10/31/13		10.35	0.14		2.75	2.89	(0.14)	(0.45)	(0.59)	12.65
	10/31/12		9.21	0.12		1.23	1.35	(0.13)	(0.08)	(0.21)	10.35
Retirement Class:	10/31/16		12.68	0.13		0.09	0.22	(0.13)	(0.82)	(0.95)	11.95
	10/31/15		13.13	0.11		0.65	0.76	(0.11)	(1.10)	(1.21)	12.68
	10/31/14		12.79	0.10		1.66	1.76	(0.11)	(1.31)	(1.42)	13.13
	10/31/13		10.46	0.13		2.78	2.91	(0.13)	(0.45)	(0.58)	12.79
	10/31/12		9.31	0.11		1.24	1.35	(0.12)	(0.08)	(0.20)	10.46
Retail Class:	10/31/16		16.08	0.16		0.13	0.29	(0.12)	(0.82)	(0.94)	15.43
	10/31/15		16.31	0.12		0.84	0.96	(0.09)	(1.10)	(1.19)	16.08
	10/31/14		15.55	0.12		2.04	2.16	(0.09)	(1.31)	(1.40)	16.31
	10/31/13		12.59	0.14		3.38	3.52	(0.11)	(0.45)	(0.56)	15.55
	10/31/12		11.16	0.12		1.49	1.61	(0.10)	(0.08)	(0.18)	12.59

88	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

							Ratios and supplemental data
									Ratios to average net assets
					Total										Net investment
	For the				return										income (loss)
	period				excluding		Net assets at						Net		excluding		Portfolio
	or year		Total		payment from		end of period		Gross		Net		investment		payment from		turnover
	ended		return		affiliates	[u]	(in thousands	)	expenses		expenses		income (loss	)	affiliates	[u]	rate

ENHANCED LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/16		2.68%		—%		$2,047,308		0.34%		0.34%		1.44%		—%		121%
	10/31/15		10.08		—		2,008,644		0.34		0.34		1.06		—		112
	10/31/14		14.75		—		1,785,221		0.35		0.35		1.22		—		105
	10/31/13		25.73		—		1,471,091		0.37		0.37		1.34		—		104
	10/31/12		12.07		—		1,007,636		0.38		0.38		1.16		—		150
Advisor Class:	10/31/16	‡	1.32	be	—		103		0.36	[c]	0.36	[c]	1.38	[c]	—		121

ENHANCED LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/16		4.10		—		2,031,032		0.34		0.34		2.24		—		149
	10/31/15		1.34		—		1,894,653		0.35		0.35		2.26		—		89
	10/31/14		14.29		—		1,723,933		0.35		0.35		1.63		—		91
	10/31/13		28.65		—		1,415,633		0.36		0.36		1.86		—		80
	10/31/12		14.73		—		1,050,177		0.38		0.38		2.12		—		87
Advisor Class:	10/31/16	‡	3.47	bf	—		106		0.36	[c]	0.36	[c]	2.38	[c]	—		149

GROWTH & INCOME FUND
Institutional Class:	10/31/16		2.32		2.28		3,686,969		0.42		0.42		1.36		1.31		83
	10/31/15		6.74		—		3,078,681		0.43		0.43		1.08		—		90
	10/31/14		15.48		—		2,893,199		0.44		0.44		1.06		—		98
	10/31/13		29.53		—		2,307,313		0.45		0.45		1.35		—		146
	10/31/12		14.83		—		1,547,720		0.46		0.46		1.33		—		111
Advisor Class:	10/31/16	‡	0.63	bg	0.59	[b]	102		0.43	[c]	0.43	[c]	1.31	[c]	1.26	[c]	83
Premier Class:	10/31/16		2.16		2.12		139,939		0.57		0.57		1.22		1.18		83
	10/31/15		6.65		—		166,799		0.58		0.58		0.94		—		90
	10/31/14		15.30		—		174,273		0.59		0.59		0.92		—		98
	10/31/13		29.20		—		169,367		0.60		0.60		1.23		—		146
	10/31/12		14.77		—		152,950		0.61		0.61		1.20		—		111
Retirement Class:	10/31/16		2.11		2.07		538,718		0.67		0.67		1.12		1.08		83
	10/31/15		6.45		—		623,557		0.68		0.68		0.84		—		90
	10/31/14		15.26		—		687,630		0.69		0.69		0.82		—		98
	10/31/13		29.05		—		623,206		0.70		0.70		1.12		—		146
	10/31/12		14.61		—		528,574		0.71		0.71		1.08		—		111
Retail Class:	10/31/16		2.05		2.01		969,135		0.72		0.72		1.06		1.02		83
	10/31/15		6.43		—		997,931		0.73		0.73		0.78		—		90
	10/31/14		15.12		—		960,469		0.76		0.76		0.75		—		98
	10/31/13		28.98		—		857,921		0.79		0.79		1.03		—		146
	10/31/12		14.52		—		674,389		0.82		0.82		0.99		—		111

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	89

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		& unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

LARGE-CAP GROWTH FUND
Institutional Class:	10/31/16		$16.37	$0.08		$(0.15)	$(0.07)	$(0.06)	$(0.54)	$(0.60)	$15.70
	10/31/15		16.61	0.05		1.59	1.64	(0.05)	(1.83)	(1.88)	16.37
	10/31/14		15.11	0.06		2.54	2.60	(0.06)	(1.04)	(1.10)	16.61
	10/31/13		11.65	0.08		3.75	3.83	(0.05)	(0.32)	(0.37)	15.11
	10/31/12		10.64	0.05		1.09	1.14	(0.03)	(0.10)	(0.13)	11.65
Advisor Class:	10/31/16	‡	16.72	0.06		(0.48)	(0.42)	(0.06)	(0.54)	(0.60)	15.70
Premier Class:	10/31/16		16.35	0.06		(0.16)	(0.10)	(0.04)	(0.54)	(0.58)	15.67
	10/31/15		16.58	0.02		1.61	1.63	(0.03)	(1.83)	(1.86)	16.35
	10/31/14		15.10	0.03		2.53	2.56	(0.04)	(1.04)	(1.08)	16.58
	10/31/13		11.63	0.06		3.76	3.82	(0.03)	(0.32)	(0.35)	15.10
	10/31/12		10.62	0.04		1.09	1.13	(0.02)	(0.10)	(0.12)	11.63
Retirement Class:	10/31/16		16.28	0.03		(0.15)	(0.12)	(0.04)	(0.54)	(0.58)	15.58
	10/31/15		16.52	0.01		1.58	1.59	—	(1.83)	(1.83)	16.28
	10/31/14		15.04	0.02		2.53	2.55	(0.03)	(1.04)	(1.07)	16.52
	10/31/13		11.60	0.04		3.75	3.79	(0.03)	(0.32)	(0.35)	15.04
	10/31/12		10.60	0.03		1.08	1.11	(0.01)	(0.10)	(0.11)	11.60
Retail Class:	10/31/16		16.31	0.03		(0.16)	(0.13)	(0.01)	(0.54)	(0.55)	15.63
	10/31/15		16.55	0.00	[d]	1.59	1.59	—	(1.83)	(1.83)	16.31
	10/31/14		15.06	0.00	[d]	2.53	2.53	0.00 [d]	(1.04)	(1.04)	16.55
	10/31/13		11.61	0.03		3.74	3.77	0.00 [d]	(0.32)	(0.32)	15.06
	10/31/12		10.61	0.01		1.09	1.10	0.00 [d]	(0.10)	(0.10)	11.61

LARGE-CAP VALUE FUND
Institutional Class:	10/31/16		17.59	0.31		0.62	0.93	(0.24)	(0.97)	(1.21)	17.31
	10/31/15		18.64	0.24		(0.11)	0.13	(0.33)	(0.85)	(1.18)	17.59
	10/31/14		18.13	0.33		1.65	1.98	(0.24)	(1.23)	(1.47)	18.64
	10/31/13		14.11	0.29		4.05	4.34	(0.27)	(0.05)	(0.32)	18.13
	10/31/12		12.27	0.26		1.77	2.03	(0.19)	—	(0.19)	14.11
Advisor Class:	10/31/16	‡	17.69	0.26		0.57	0.83	(0.24)	(0.97)	(1.21)	17.31
Premier Class:	10/31/16		17.53	0.28		0.64	0.92	(0.22)	(0.97)	(1.19)	17.26
	10/31/15		18.59	0.22		(0.13)	0.09	(0.30)	(0.85)	(1.15)	17.53
	10/31/14		18.09	0.30		1.65	1.95	(0.22)	(1.23)	(1.45)	18.59
	10/31/13		14.08	0.27		4.04	4.31	(0.25)	(0.05)	(0.30)	18.09
	10/31/12		12.24	0.24		1.77	2.01	(0.17)	—	(0.17)	14.08
Retirement Class:	10/31/16		17.50	0.26		0.64	0.90	(0.20)	(0.97)	(1.17)	17.23
	10/31/15		18.55	0.20		(0.12)	0.08	(0.28)	(0.85)	(1.13)	17.50
	10/31/14		18.05	0.29		1.64	1.93	(0.20)	(1.23)	(1.43)	18.55
	10/31/13		14.05	0.25		4.03	4.28	(0.23)	(0.05)	(0.28)	18.05
	10/31/12		12.21	0.22		1.77	1.99	(0.15)	—	(0.15)	14.05
Retail Class:	10/31/16		16.96	0.25		0.61	0.86	(0.19)	(0.97)	(1.16)	16.66
	10/31/15		18.01	0.18		(0.11)	0.07	(0.27)	(0.85)	(1.12)	16.96
	10/31/14		17.57	0.27		1.59	1.86	(0.19)	(1.23)	(1.42)	18.01
	10/31/13		13.68	0.22		3.94	4.16	(0.22)	(0.05)	(0.27)	17.57
	10/31/12		11.91	0.20		1.72	1.92	(0.15)	—	(0.15)	13.68

90	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

						Ratios and supplemental data
								Ratios to average net assets
					Total									Net investment
	For the				return									income (loss)
	period				excluding	Net assets at						Net		excluding		Portfolio
	or year		Total		payment from	end of period		Gross		Net		investment		payment from		turnover
	ended		return		affiliates [u]	(in thousands	)	expenses		expenses		income (loss	)	affiliates	[u]	rate

LARGE-CAP GROWTH FUND
Institutional Class:	10/31/16		(0.37)%		(0.40)%	$2,709,979		0.43%		0.43%		0.51%		0.49%		86%
	10/31/15		11.14		—	2,518,469		0.44		0.44		0.32		—		80
	10/31/14		18.18		—	2,140,596		0.46		0.46		0.37		—		96
	10/31/13		33.71		—	1,581,268		0.46		0.46		0.61		—		102
	10/31/12		10.95		—	1,082,094		0.47		0.47		0.48		—		148
Advisor Class:	10/31/16	‡	(2.47	)bh	(2.50)[b]	122		0.46	[c]	0.46	[c]	0.45	[c]	0.42	[c]	86
Premier Class:	10/31/16		(0.55)		(0.58)	43,732		0.58		0.58		0.36		0.34		86
	10/31/15		11.06		—	37,977		0.59		0.59		0.14		—		80
	10/31/14		17.91		—	9,194		0.61		0.61		0.21		—		96
	10/31/13		33.68		—	5,110		0.62		0.62		0.48		—		102
	10/31/12		10.72		—	4,288		0.63		0.63		0.35		—		148
Retirement Class:	10/31/16		(0.71)		(0.74)	249,606		0.78		0.77		0.17		0.14		86
	10/31/15		10.83		—	145,672		0.70		0.70		0.07		—		80
	10/31/14		17.89		—	102,990		0.71		0.71		0.13		—		96
	10/31/13		33.49		—	191,225		0.71		0.71		0.34		—		102
	10/31/12		10.57		—	111,273		0.72		0.72		0.23		—		148
Retail Class:	10/31/16		(0.76)		(0.78)	629,391		0.76		0.76		0.19		0.16		86
	10/31/15		10.81		—	653,677		0.78		0.78		(0.01)		—		80
	10/31/14		17.75		—	580,569		0.81		0.81		0.02		—		96
	10/31/13		33.29		—	493,908		0.85		0.85		0.24		—		102
	10/31/12		10.44		—	387,606		0.89		0.89		0.06		—		148

LARGE-CAP VALUE FUND
Institutional Class:	10/31/16		6.02		5.97	4,399,435		0.41		0.39		1.86		1.81		62
	10/31/15		0.83		—	4,091,753		0.42		0.41		1.35		—		61
	10/31/14		11.78		—	3,734,156		0.44		0.44		1.84		—		49
	10/31/13		31.38		—	2,837,163		0.45		0.45		1.78		—		54
	10/31/12		16.79		—	1,774,248		0.46		0.46		1.93		—		63
Advisor Class:	10/31/16	‡	5.41	bi	5.36 [b]	110		0.43	[c]	0.41	[c]	1.79	[c]	1.74	[c]	62
Premier Class:	10/31/16		5.93		5.89	284,476		0.56		0.54		1.72		1.68		62
	10/31/15		0.62		—	359,857		0.57		0.56		1.20		—		61
	10/31/14		11.59		—	380,387		0.59		0.59		1.70		—		49
	10/31/13		31.21		—	331,817		0.60		0.60		1.65		—		54
	10/31/12		16.66		—	267,987		0.61		0.61		1.79		—		63
Retirement Class:	10/31/16		5.80		5.75	920,779		0.66		0.64		1.61		1.57		62
	10/31/15		0.53		—	970,460		0.67		0.66		1.11		—		61
	10/31/14		11.51		—	1,061,428		0.69		0.69		1.62		—		49
	10/31/13		31.06		—	1,162,308		0.70		0.70		1.54		—		54
	10/31/12		16.53		—	794,585		0.71		0.71		1.70		—		63
Retail Class:	10/31/16		5.74		5.69	132,362		0.73		0.70		1.55		1.50		62
	10/31/15		0.51		—	133,294		0.74		0.72		1.04		—		61
	10/31/14		11.39		—	138,226		0.76		0.76		1.53		—		49
	10/31/13		30.94		—	125,958		0.80		0.80		1.44		—		54
	10/31/12		16.36		—	86,119		0.84		0.84		1.58		—		63

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	91

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		& unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

MID-CAP GROWTH FUND
Institutional Class:	10/31/16		$21.47	$0.08		$(0.77)	$(0.69)	$(0.04)	$(1.67)	$(1.71)	$19.07
	10/31/15		24.31	0.05		0.67	0.72	(0.11)	(3.45)	(3.56)	21.47
	10/31/14		25.18	0.10		2.24	2.34	(0.06)	(3.15)	(3.21)	24.31
	10/31/13		19.94	0.10		6.33	6.43	(0.15)	(1.04)	(1.19)	25.18
	10/31/12		18.75	0.11		1.80	1.91	—	(0.72)	(0.72)	19.94
Advisor Class:	10/31/16	‡	21.70	0.07		(0.99)	(0.92)	(0.04)	(1.67)	(1.71)	19.07
Premier Class:	10/31/16		21.34	0.05		(0.76)	(0.71)	(0.01)	(1.67)	(1.68)	18.95
	10/31/15		24.18	0.01		0.67	0.68	(0.07)	(3.45)	(3.52)	21.34
	10/31/14		25.05	0.06		2.25	2.31	(0.03)	(3.15)	(3.18)	24.18
	10/31/13		19.84	0.07		6.30	6.37	(0.12)	(1.04)	(1.16)	25.05
	10/31/12		18.69	0.08		1.79	1.87	—	(0.72)	(0.72)	19.84
Retirement Class:	10/31/16		20.94	0.03		(0.75)	(0.72)	—	(1.67)	(1.67)	18.55
	10/31/15		23.79	(0.01)		0.66	0.65	(0.05)	(3.45)	(3.50)	20.94
	10/31/14		24.70	0.04		2.20	2.24	0.00 [d]	(3.15)	(3.15)	23.79
	10/31/13		19.58	0.05		6.21	6.26	(0.10)	(1.04)	(1.14)	24.70
	10/31/12		18.47	0.06		1.77	1.83	—	(0.72)	(0.72)	19.58
Retail Class:	10/31/16		20.93	0.02		(0.75)	(0.73)	—	(1.67)	(1.67)	18.53
	10/31/15		23.78	(0.02)		0.65	0.63	(0.03)	(3.45)	(3.48)	20.93
	10/31/14		24.71	0.02		2.20	2.22	—	(3.15)	(3.15)	23.78
	10/31/13		19.58	0.03		6.22	6.25	(0.08)	(1.04)	(1.12)	24.71
	10/31/12		18.49	0.04		1.77	1.81	—	(0.72)	(0.72)	19.58

MID-CAP VALUE FUND
Institutional Class:	10/31/16		23.57	0.37		0.61	0.98	(0.33)	(2.06)	(2.39)	22.16
	10/31/15		24.98	0.33		(0.27)	0.06	(0.35)	(1.12)	(1.47)	23.57
	10/31/14		23.44	0.33		2.92	3.25	(0.29)	(1.42)	(1.71)	24.98
	10/31/13		18.50	0.33		5.26	5.59	(0.32)	(0.33)	(0.65)	23.44
	10/31/12		16.65	0.28		1.80	2.08	(0.23)	—	(0.23)	18.50
Advisor Class:	10/31/16	‡	23.48	0.31		0.75	1.06	(0.33)	(2.06)	(2.39)	22.15
Premier Class:	10/31/16		23.51	0.34		0.61	0.95	(0.30)	(2.06)	(2.36)	22.10
	10/31/15		24.91	0.29		(0.26)	0.03	(0.31)	(1.12)	(1.43)	23.51
	10/31/14		23.38	0.30		2.91	3.21	(0.26)	(1.42)	(1.68)	24.91
	10/31/13		18.46	0.30		5.24	5.54	(0.29)	(0.33)	(0.62)	23.38
	10/31/12		16.61	0.26		1.79	2.05	(0.20)	—	(0.20)	18.46
Retirement Class:	10/31/16		23.41	0.32		0.61	0.93	(0.27)	(2.06)	(2.33)	22.01
	10/31/15		24.81	0.27		(0.28)	(0.01)	(0.27)	(1.12)	(1.39)	23.41
	10/31/14		23.29	0.27		2.91	3.18	(0.24)	(1.42)	(1.66)	24.81
	10/31/13		18.39	0.28		5.22	5.50	(0.27)	(0.33)	(0.60)	23.29
	10/31/12		16.54	0.24		1.79	2.03	(0.18)	—	(0.18)	18.39
Retail Class:	10/31/16		23.05	0.30		0.60	0.90	(0.26)	(2.06)	(2.32)	21.63
	10/31/15		24.46	0.25		(0.26)	(0.01)	(0.28)	(1.12)	(1.40)	23.05
	10/31/14		22.98	0.25		2.86	3.11	(0.21)	(1.42)	(1.63)	24.46
	10/31/13		18.15	0.27		5.16	5.43	(0.27)	(0.33)	(0.60)	22.98
	10/31/12		16.35	0.22		1.76	1.98	(0.18)	—	(0.18)	18.15

92	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

						Ratios and supplemental data
								Ratios to average net assets
					Total									Net investment
	For the				return									income (loss)
	period				excluding	Net assets at						Net		excluding		Portfolio
	or year		Total		payment from	end of period		Gross		Net		investment		payment from		turnover
	ended		return		affiliates [u]	(in thousands	)	expenses		expenses		income (loss	)	affiliates	[u]	rate

MID-CAP GROWTH FUND
Institutional Class:	10/31/16		(3.22)%		(3.24)%	$787,520		0.47%		0.47%		0.41%		0.39%		69%
	10/31/15		3.61		—	948,072		0.47		0.47		0.20		—		104
	10/31/14		10.64		—	896,227		0.47		0.47		0.42		—		104
	10/31/13		34.07		—	915,882		0.47		0.47		0.46		—		105
	10/31/12		10.66		—	586,349		0.48		0.48		0.59		—		85
Advisor Class:	10/31/16	‡	(4.26	)bj	(4.28)[b]	98		0.49	[c]	0.49	[c]	0.39	[c]	0.36	[c]	69
Premier Class:	10/31/16		(3.35)		(3.37)	107,194		0.62		0.62		0.27		0.25		69
	10/31/15		3.44		—	136,135		0.62		0.62		0.05		—		104
	10/31/14		10.48		—	141,798		0.62		0.62		0.27		—		104
	10/31/13		33.93		—	177,935		0.62		0.62		0.33		—		105
	10/31/12		10.48		—	159,806		0.63		0.63		0.41		—		85
Retirement Class:	10/31/16		(3.48)		(3.50)	367,160		0.72		0.72		0.16		0.14		69
	10/31/15		3.32		—	470,864		0.72		0.72		(0.04)		—		104
	10/31/14		10.40		—	510,331		0.72		0.72		0.17		—		104
	10/31/13		33.71		—	570,942		0.72		0.72		0.25		—		105
	10/31/12		10.38		—	476,061		0.73		0.73		0.30		—		85
Retail Class:	10/31/16		(3.54)		(3.56)	154,928		0.78		0.78		0.10		0.08		69
	10/31/15		3.27		—	180,387		0.78		0.78		(0.11)		—		104
	10/31/14		10.29		—	181,627		0.79		0.79		0.10		—		104
	10/31/13		33.64		—	175,018		0.82		0.82		0.13		—		105
	10/31/12		10.26		—	125,453		0.84		0.84		0.20		—		85

MID-CAP VALUE FUND
Institutional Class:	10/31/16		5.21		5.17	3,225,705		0.41		0.37		1.74		1.70		43
	10/31/15		0.27		—	3,357,973		0.42		0.39		1.34		—		39
	10/31/14		14.91		—	3,186,049		0.44		0.43		1.37		—		28
	10/31/13		31.23		—	2,181,142		0.45		0.45		1.59		—		46
	10/31/12		12.66		—	1,393,965		0.46		0.46		1.61		—		33
Advisor Class:	10/31/16	‡	5.56	bk	5.52 [b]	141		0.43	[c]	0.40	[c]	1.63	[c]	1.58	[c]	43
Premier Class:	10/31/16		5.09		5.05	368,739		0.56		0.52		1.61		1.57		43
	10/31/15		0.10		—	394,843		0.57		0.54		1.20		—		39
	10/31/14		14.73		—	424,326		0.59		0.58		1.27		—		28
	10/31/13		31.00		—	457,994		0.60		0.60		1.46		—		46
	10/31/12		12.53		—	378,125		0.61		0.61		1.47		—		33
Retirement Class:	10/31/16		4.97		4.93	1,031,502		0.66		0.62		1.49		1.46		43
	10/31/15		0.00		—	1,096,242		0.67		0.64		1.10		—		39
	10/31/14		14.62		—	1,244,449		0.69		0.68		1.16		—		28
	10/31/13		30.87		—	1,542,181		0.70		0.70		1.37		—		46
	10/31/12		12.41		—	1,233,934		0.71		0.71		1.39		—		33
Retail Class:	10/31/16		4.90		4.86	276,022		0.71		0.67		1.45		1.41		43
	10/31/15		(0.02)		—	296,484		0.71		0.69		1.05		—		39
	10/31/14		14.52		—	308,362		0.75		0.74		1.08		—		28
	10/31/13		30.83		—	255,059		0.76		0.76		1.30		—		46
	10/31/12		12.27		—	199,693		0.81		0.81		1.26		—		33

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	93

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized	Total gain	Less distributions from		Total	Net asset
	period		value,	investment		& unrealized gain	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

SMALL-CAP EQUITY FUND
Institutional Class:	10/31/16		$17.62	$0.16		$ 0.22	$ 0.38	$(0.13)	$(1.23)	$(1.36)	$16.64
	10/31/15		19.70	0.13		0.55	0.68	(0.14)	(2.62)	(2.76)	17.62
	10/31/14		19.79	0.15		1.53	1.68	(0.16)	(1.61)	(1.77)	19.70
	10/31/13		14.63	0.18		5.43	5.61	(0.18)	(0.27)	(0.45)	19.79
	10/31/12		13.88	0.13		1.15	1.28	(0.10)	(0.43)	(0.53)	14.63
Advisor Class:	10/31/16	‡	18.05	0.10		(0.16)	(0.06)	(0.13)	(1.23)	(1.36)	16.63
Premier Class:	10/31/16		17.53	0.14		0.21	0.35	(0.11)	(1.23)	(1.34)	16.54
	10/31/15		19.62	0.11		0.55	0.66	(0.13)	(2.62)	(2.75)	17.53
	10/31/14		19.74	0.13		1.51	1.64	(0.15)	(1.61)	(1.76)	19.62
	10/31/13		14.59	0.16		5.41	5.57	(0.15)	(0.27)	(0.42)	19.74
	10/31/12		13.85	0.11		1.15	1.26	(0.09)	(0.43)	(0.52)	14.59
Retirement Class:	10/31/16		17.25	0.12		0.21	0.33	(0.09)	(1.23)	(1.32)	16.26
	10/31/15		19.36	0.09		0.54	0.63	(0.12)	(2.62)	(2.74)	17.25
	10/31/14		19.51	0.11		1.49	1.60	(0.14)	(1.61)	(1.75)	19.36
	10/31/13		14.42	0.14		5.36	5.50	(0.14)	(0.27)	(0.41)	19.51
	10/31/12		13.68	0.09		1.14	1.23	(0.06)	(0.43)	(0.49)	14.42
Retail Class:	10/31/16		17.10	0.11		0.21	0.32	(0.08)	(1.23)	(1.31)	16.11
	10/31/15		19.22	0.07		0.54	0.61	(0.11)	(2.62)	(2.73)	17.10
	10/31/14		19.39	0.09		1.48	1.57	(0.13)	(1.61)	(1.74)	19.22
	10/31/13		14.33	0.12		5.33	5.45	(0.12)	(0.27)	(0.39)	19.39
	10/31/12		13.62	0.07		1.13	1.20	(0.06)	(0.43)	(0.49)	14.33

SMALL/MID-CAP EQUITY FUND
Institutional Class:	10/31/16	§	10.00	0.00	[d]	(0.37)	(0.37)	—	—	—	9.63
Advisor Class:	10/31/16	§	10.00	0.02		(0.40)	(0.38)	—	—	—	9.62
Premier Class:	10/31/16	§	10.00	0.02		(0.40)	(0.38)	—	—	—	9.62
Retirement Class:	10/31/16	§	10.00	0.01		(0.39)	(0.38)	—	—	—	9.62
Retail Class:	10/31/16	§	10.00	0.01		(0.39)	(0.38)	—	—	—	9.62

SOCIAL CHOICE EQUITY FUND
Institutional Class:	10/31/16		16.71	0.33		0.36	0.69	(0.30)	(0.55)	(0.85)	16.55
	10/31/15		16.91	0.30		(0.07)	0.23	(0.24)	(0.19)	(0.43)	16.71
	10/31/14		15.08	0.27		1.92	2.19	(0.22)	(0.14)	(0.36)	16.91
	10/31/13		11.72	0.25		3.35	3.60	(0.24)	—	(0.24)	15.08
	10/31/12		10.75	0.23		0.93	1.16	(0.19)	—	(0.19)	11.72
Advisor Class:	10/31/16	‡	16.78	0.29		0.32	0.61	(0.30)	(0.55)	(0.85)	16.54
Premier Class:	10/31/16		16.65	0.31		0.35	0.66	(0.27)	(0.55)	(0.82)	16.49
	10/31/15		16.86	0.28		(0.08)	0.20	(0.22)	(0.19)	(0.41)	16.65
	10/31/14		15.03	0.25		1.91	2.16	(0.19)	(0.14)	(0.33)	16.86
	10/31/13		11.68	0.23		3.34	3.57	(0.22)	—	(0.22)	15.03
	10/31/12		10.71	0.21		0.93	1.14	(0.17)	—	(0.17)	11.68
Retirement Class:	10/31/16		16.90	0.30		0.35	0.65	(0.25)	(0.55)	(0.80)	16.75
	10/31/15		17.10	0.26		(0.08)	0.18	(0.19)	(0.19)	(0.38)	16.90
	10/31/14		15.24	0.24		1.94	2.18	(0.18)	(0.14)	(0.32)	17.10
	10/31/13		11.84	0.22		3.39	3.61	(0.21)	—	(0.21)	15.24
	10/31/12		10.85	0.20		0.94	1.14	(0.15)	—	(0.15)	11.84
Retail Class:	10/31/16		15.21	0.27		0.31	0.58	(0.26)	(0.55)	(0.81)	14.98
	10/31/15		15.45	0.24		(0.08)	0.16	(0.21)	(0.19)	(0.40)	15.21
	10/31/14		13.80	0.21		1.76	1.97	(0.18)	(0.14)	(0.32)	15.45
	10/31/13		10.75	0.19		3.07	3.26	(0.21)	—	(0.21)	13.80
	10/31/12		9.88	0.18		0.85	1.03	(0.16)	—	(0.16)	10.75

94	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
	For the
	period				Net assets at		Ratios to average net assets						Portfolio
	or year				end of period		Gross		Net		Net investment		turnover
	ended		Total return		(in thousands	)	expenses		expenses		income (loss	)	rate

SMALL-CAP EQUITY FUND
Institutional Class:	10/31/16		2.59%		$2,102,479		0.42%		0.42%		1.01%		86%
	10/31/15		4.32		2,050,241		0.42		0.42		0.73		89
	10/31/14		9.40		1,831,047		0.45		0.44		0.81		94
	10/31/13		39.49		1,482,702		0.47		0.44		1.06		85
	10/31/12		9.55		956,314		0.48		0.45		0.90		101
Advisor Class:	10/31/16	‡	0.07	bl	508		0.47	[c]	0.47	[c]	0.67	[c]	86
Premier Class:	10/31/16		2.38		171,546		0.57		0.57		0.91		86
	10/31/15		4.19		182,699		0.57		0.57		0.60		89
	10/31/14		9.19		188,209		0.60		0.59		0.69		94
	10/31/13		39.32		199,759		0.62		0.59		0.94		85
	10/31/12		9.35		162,874		0.63		0.60		0.76		101
Retirement Class:	10/31/16		2.30		541,420		0.67		0.67		0.77		86
	10/31/15		4.09		545,870		0.67		0.67		0.49		89
	10/31/14		9.08		527,052		0.70		0.69		0.57		94
	10/31/13		39.20		558,845		0.72		0.69		0.86		85
	10/31/12		9.29		493,397		0.73		0.70		0.65		101
Retail Class:	10/31/16		2.26		125,084		0.73		0.73		0.69		86
	10/31/15		4.01		110,670		0.75		0.75		0.42		89
	10/31/14		8.98		104,321		0.79		0.78		0.48		94
	10/31/13		39.04		100,054		0.83		0.81		0.70		85
	10/31/12		9.09		67,848		0.87		0.85		0.51		101

SMALL/MID-CAP EQUITY FUND
Institutional Class:	10/31/16	§	(3.70)[b]		370,391		1.58	[c]	0.53	[c]	0.18	[c]	2	[b]
Advisor Class:	10/31/16	§	(3.80)[b]		967		2.08	[c]	0.68	[c]	0.64	[c]	2	[b]
Premier Class:	10/31/16	§	(3.80)[b]		962		2.27	[c]	0.68	[c]	0.64	[c]	2	[b]
Retirement Class:	10/31/16	§	(3.80)[b]		1,165		2.35	[c]	0.78	[c]	0.52	[c]	2	[b]
Retail Class:	10/31/16	§	(3.80)[b]		1,127		3.15	[c]	0.92	[c]	0.38	[c]	2	[b]

SOCIAL CHOICE EQUITY FUND
Institutional Class:	10/31/16		4.52		1,443,910		0.19		0.19		2.08		16
	10/31/15		1.42		1,365,668		0.18		0.18		1.80		17
	10/31/14		14.82		1,284,871		0.18		0.18		1.72		7
	10/31/13		31.32		934,574		0.18		0.18		1.85		12
	10/31/12		10.93		612,990		0.19		0.19		2.00		17
Advisor Class:	10/31/16	‡	4.01	bm	159		0.21	[c]	0.21	[c]	2.02	[c]	16
Premier Class:	10/31/16		4.37		80,487		0.34		0.34		1.93		16
	10/31/15		1.22		77,865		0.32		0.32		1.66		17
	10/31/14		14.70		95,987		0.33		0.33		1.58		7
	10/31/13		31.14		90,567		0.33		0.33		1.73		12
	10/31/12		10.80		83,697		0.33		0.33		1.86		17
Retirement Class:	10/31/16		4.23		329,659		0.44		0.44		1.83		16
	10/31/15		1.13		342,134		0.43		0.43		1.56		17
	10/31/14		14.59		387,327		0.43		0.43		1.48		7
	10/31/13		30.99		392,917		0.43		0.43		1.62		12
	10/31/12		10.68		313,635		0.43		0.43		1.76		17
Retail Class:	10/31/16		4.20		427,545		0.46		0.46		1.83		16
	10/31/15		1.12		915,697		0.44		0.44		1.54		17
	10/31/14		14.58		917,583		0.46		0.46		1.42		7
	10/31/13		30.87		313,597		0.48		0.48		1.56		12
	10/31/12		10.62		222,461		0.49		0.49		1.69		17

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	95

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		& unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

SOCIAL CHOICE LOW CARBON EQUITY FUND
Institutional Class:	10/31/16		$9.92	$0.23		$ 0.25	$ 0.48	$(0.05)	$(0.00)[d]	$(0.05)	$10.35
	10/31/15	^	10.00	0.03		(0.11)	(0.08)	—	—	—	9.92
Advisor Class:	10/31/16	‡	10.01	0.21		0.18	0.39	(0.05)	(0.00)[d]	(0.05)	10.35
Premier Class:	10/31/16		9.92	0.19		0.28	0.47	(0.05)	(0.00)[d]	(0.05)	10.34
	10/31/15	^	10.00	0.03		(0.11)	(0.08)	—	—	—	9.92
Retirement Class:	10/31/16		9.91	0.23		0.24	0.47	(0.05)	(0.00)[d]	(0.05)	10.33
	10/31/15	^	10.00	0.03		(0.12)	(0.09)	—	—	—	9.91
Retail Class:	10/31/16		9.91	0.20		0.26	0.46	(0.04)	(0.00)[d]	(0.04)	10.33
	10/31/15	^	10.00	0.03		(0.12)	(0.09)	—	—	—	9.91

EMERGING MARKETS EQUITY FUND
Institutional Class:	10/31/16		9.07	0.10		0.58	0.68	(0.09)	—	(0.09)	9.66
	10/31/15		10.78	0.12		(1.70)	(1.58)	(0.13)	—	(0.13)	9.07
	10/31/14		11.17	0.12		(0.43)	(0.31)	(0.08)	—	(0.08)	10.78
	10/31/13		10.44	0.12		0.73	0.85	(0.12)	—	(0.12)	11.17
	10/31/12		10.11	0.13		0.27	0.40	(0.07)	—	(0.07)	10.44
Advisor Class:	10/31/16	‡	8.87	0.10		0.77	0.87	(0.09)	—	(0.09)	9.65
Premier Class:	10/31/16		9.06	0.09		0.57	0.66	(0.07)	—	(0.07)	9.65
	10/31/15		10.77	0.12		(1.71)	(1.59)	(0.12)	—	(0.12)	9.06
	10/31/14		11.16	0.10		(0.43)	(0.33)	(0.06)	—	(0.06)	10.77
	10/31/13		10.42	0.10		0.74	0.84	(0.10)	—	(0.10)	11.16
	10/31/12		10.09	0.05		0.34	0.39	(0.06)	—	(0.06)	10.42
Retirement Class:	10/31/16		9.03	0.08		0.57	0.65	(0.06)	—	(0.06)	9.62
	10/31/15		10.73	0.11		(1.70)	(1.59)	(0.11)	—	(0.11)	9.03
	10/31/14		11.12	0.09		(0.43)	(0.34)	(0.05)	—	(0.05)	10.73
	10/31/13		10.40	0.09		0.73	0.82	(0.10)	—	(0.10)	11.12
	10/31/12		10.08	0.11		0.26	0.37	(0.05)	—	(0.05)	10.40
Retail Class:	10/31/16		9.02	0.06		0.58	0.64	(0.04)	—	(0.04)	9.62
	10/31/15		10.72	0.08		(1.69)	(1.61)	(0.09)	—	(0.09)	9.02
	10/31/14		11.11	0.08		(0.43)	(0.35)	(0.04)	—	(0.04)	10.72
	10/31/13		10.39	0.08		0.72	0.80	(0.08)	—	(0.08)	11.11
	10/31/12		10.07	0.08		0.27	0.35	(0.03)	—	(0.03)	10.39

ENHANCED INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/16		7.30	0.22		(0.44)	(0.22)	(0.21)	—	(0.21)	6.87
	10/31/15		7.97	0.23		(0.33)	(0.10)	(0.28)	(0.29)	(0.57)	7.30
	10/31/14		8.44	0.30		(0.21)	0.09	(0.27)	(0.29)	(0.56)	7.97
	10/31/13		6.82	0.23		1.66	1.89	(0.27)	—	(0.27)	8.44
	10/31/12		6.62	0.24		0.16	0.40	(0.20)	—	(0.20)	6.82
Advisor Class:	10/31/16	‡	7.25	0.21		(0.38)	(0.17)	(0.21)	—	(0.21)	6.87

96	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

							Ratios and supplemental data
								Ratios to average net assets
					Total									Net investment
	For the				return									income (loss)
	period				excluding		Net assets at					Net		excluding		Portfolio
	or year		Total		payment from		end of period	Gross		Net		investment		payment from		turnover
	ended		return		affiliates[u]		(in thousands)	expenses		expenses		income (loss	)	affiliates	[u]	rate

SOCIAL CHOICE LOW CARBON EQUITY FUND
Institutional Class:	10/31/16		4.92%		—%		$36,694	0.65%		0.32%		2.31%		—%		83%
	10/31/15	^	(0.80)[b]		—		28,426	3.77	[c]	0.32	[c]	1.57	[c]	—		1	[b]
Advisor Class:	10/31/16	‡	3.94	bn	—		117	0.67	[c]	0.34	[c]	2.37	[c]	—		83
Premier Class:	10/31/16		4.76		—		353	0.82		0.47		1.92		—		83
	10/31/15	^	(0.80)[b]		—		992	4.52	[c]	0.47	[c]	1.47	[c]	—		1	[b]
Retirement Class:	10/31/16		4.75		—		6,575	0.91		0.57		2.29		—		83
	10/31/15	^	(0.90)[b]		—		2,034	4.38	[c]	0.57	[c]	1.35	[c]	—		1	[b]
Retail Class:	10/31/16		4.69		—		2,575	0.97		0.65		2.05		—		83
	10/31/15	^	(0.90)[b]		—		1,513	4.72	[c]	0.71	[c]	1.22	[c]	—		1	[b]

EMERGING MARKETS EQUITY FUND
Institutional Class:	10/31/16		7.73		7.60		1,067,866	0.94		0.94		1.12		0.99		195
	10/31/15		(14.85)		—		918,839	0.94		0.94		1.17		—		114
	10/31/14		(2.79)		—		850,536	0.95		0.95		1.10		—		104
	10/31/13		8.18		—		676,999	0.95		0.95		1.11		—		110
	10/31/12		4.00		—		596,017	0.99		0.95		1.25		—		115
Advisor Class:	10/31/16	‡	9.91	bo	9.77	[b]	115	0.96	[c]	0.96	[c]	1.30	[c]	1.14	[c]	195
Premier Class:	10/31/16		7.57		7.42		15,890	1.09		1.09		1.01		0.86		195
	10/31/15		(14.98)		—		9,408	1.09		1.09		1.21		—		114
	10/31/14		(2.91)		—		4,906	1.10		1.10		0.95		—		104
	10/31/13		7.96		—		4,126	1.10		1.10		0.97		—		110
	10/31/12		3.96		—		2,113	1.15		1.10		0.46		—		115
Retirement Class:	10/31/16		7.47		7.34		26,946	1.19		1.19		0.86		0.74		195
	10/31/15		(15.03)		—		29,332	1.19		1.19		1.07		—		114
	10/31/14		(3.05)		—		17,678	1.20		1.20		0.84		—		104
	10/31/13		7.91		—		15,040	1.20		1.20		0.84		—		110
	10/31/12		3.71		—		10,655	1.24		1.20		1.06		—		115
Retail Class:	10/31/16		7.21		7.08		4,460	1.36		1.34		0.72		0.59		195
	10/31/15		(15.10)		—		4,560	1.31		1.31		0.80		—		114
	10/31/14		(3.19)		—		6,352	1.33		1.33		0.70		—		104
	10/31/13		7.74		—		6,321	1.35		1.34		0.71		—		110
	10/31/12		3.50		—		5,203	1.40		1.34		0.83		—		115

ENHANCED INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/16		(2.99)		—		1,521,511	0.41		0.41		3.20		—		100
	10/31/15		(1.01)		—		1,292,616	0.42		0.42		3.08		—		84
	10/31/14		1.28		—		1,030,084	0.46		0.43		3.70		—		71
	10/31/13		28.75		—		821,836	0.47		0.47		3.12		—		110
	10/31/12		6.33		—		636,659	0.51		0.51		3.69		—		81
Advisor Class:	10/31/16	‡	(2.34	)bp	—		102	0.44	[c]	0.44	[c]	3.41	[c]	—		100

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	97

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		& unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

GLOBAL NATURAL RESOURCES FUND
Institutional Class:	10/31/16		$7.40	$0.11		$0.33	$0.44	$(0.18)	$—	$(0.18)	$7.66
	10/31/15		9.13	0.22		(1.80)	(1.58)	(0.15)	—	(0.15)	7.40
	10/31/14		9.99	0.17		(0.84)	(0.67)	(0.19)	—	(0.19)	9.13
	10/31/13		10.19	0.20		(0.21)	(0.01)	(0.19)	—	(0.19)	9.99
	10/31/12	†	10.00	0.18		0.03	0.21	(0.02)	—	(0.02)	10.19
Advisor Class:	10/31/16	‡	7.06	0.09		0.69	0.78	(0.18)	—	(0.18)	7.66
Premier Class:	10/31/16		7.39	0.09		0.33	0.42	(0.16)	—	(0.16)	7.65
	10/31/15		9.11	0.20		(1.78)	(1.58)	(0.14)	—	(0.14)	7.39
	10/31/14		9.97	0.15		(0.84)	(0.69)	(0.17)	—	(0.17)	9.11
	10/31/13		10.17	0.18		(0.20)	(0.02)	(0.18)	—	(0.18)	9.97
	10/31/12	†	10.00	0.16		0.03	0.19	(0.02)	—	(0.02)	10.17
Retirement Class:	10/31/16		7.39	0.08		0.34	0.42	(0.16)	—	(0.16)	7.65
	10/31/15		9.11	0.20		(1.80)	(1.60)	(0.12)	—	(0.12)	7.39
	10/31/14		9.96	0.14		(0.83)	(0.69)	(0.16)	—	(0.16)	9.11
	10/31/13		10.17	0.17		(0.21)	(0.04)	(0.17)	—	(0.17)	9.96
	10/31/12	†	10.00	0.17		0.02	0.19	(0.02)	—	(0.02)	10.17
Retail Class:	10/31/16		7.38	0.08		0.32	0.40	(0.14)	—	(0.14)	7.64
	10/31/15		9.10	0.19		(1.80)	(1.61)	(0.11)	—	(0.11)	7.38
	10/31/14		9.94	0.13		(0.82)	(0.69)	(0.15)	—	(0.15)	9.10
	10/31/13		10.15	0.16		(0.21)	(0.05)	(0.16)	—	(0.16)	9.94
	10/31/12†		10.00	0.15		0.01	0.16	(0.01)	—	(0.01)	10.15

INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/16		10.97	0.16		(0.41)	(0.25)	(0.13)	—	(0.13)	10.59
	10/31/15		10.81	0.18		0.13	0.31	(0.15)	—	(0.15)	10.97
	10/31/14		11.50	0.17		(0.67)	(0.50)	(0.19)	—	(0.19)	10.81
	10/31/13		9.06	0.20		2.41	2.61	(0.17)	—	(0.17)	11.50
	10/31/12		8.14	0.18		0.88	1.06	(0.14)	—	(0.14)	9.06
Advisor Class:	10/31/16	‡	10.80	0.16		(0.24)	(0.08)	(0.13)	—	(0.13)	10.59
Premier Class:	10/31/16		10.94	0.14		(0.40)	(0.26)	(0.12)	—	(0.12)	10.56
	10/31/15		10.78	0.15		0.15	0.30	(0.14)	—	(0.14)	10.94
	10/31/14		11.46	0.16		(0.67)	(0.51)	(0.17)	—	(0.17)	10.78
	10/31/13		9.04	0.18		2.40	2.58	(0.16)	—	(0.16)	11.46
	10/31/12		8.12	0.15		0.90	1.05	(0.13)	—	(0.13)	9.04
Retirement Class:	10/31/16		11.33	0.14		(0.43)	(0.29)	(0.10)	—	(0.10)	10.94
	10/31/15		11.15	0.16		0.14	0.30	(0.12)	—	(0.12)	11.33
	10/31/14		11.85	0.15		(0.69)	(0.54)	(0.16)	—	(0.16)	11.15
	10/31/13		9.33	0.18		2.49	2.67	(0.15)	—	(0.15)	11.85
	10/31/12		8.37	0.16		0.91	1.07	(0.11)	—	(0.11)	9.33
Retail Class:	10/31/16		7.43	0.10		(0.30)	(0.20)	(0.12)	—	(0.12)	7.11
	10/31/15		7.36	0.10		0.10	0.20	(0.13)	—	(0.13)	7.43
	10/31/14		7.89	0.09		(0.46)	(0.37)	(0.16)	—	(0.16)	7.36
	10/31/13		6.27	0.11		1.66	1.77	(0.15)	—	(0.15)	7.89
	10/31/12		5.68	0.10		0.61	0.71	(0.12)	—	(0.12)	6.27

98	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

						Ratios and supplemental data
								Ratios to average net assets
					Total									Net investment
	For the				return									income (loss)
	period				excluding	Net assets at						Net		excluding		Portfolio
	or year		Total		payment from	end of period		Gross		Net		investment		payment from		turnover
	ended		return		affiliates [u]	(in thousands	)	expenses		expenses		income (loss	)	affiliates	[u]	rate

GLOBAL NATURAL RESOURCES FUND
Institutional Class:	10/31/16		6.32%		6.14%	$107,929		0.78%		0.75%		1.56%		1.38%		365%
	10/31/15		(17.49)		—	231,533		0.74		0.74		2.61		—		184
	10/31/14		(6.80)		—	234,559		0.74		0.74		1.70		—		169
	10/31/13		(0.05)		—	237,218		0.74		0.74		2.03		—		162
	10/31/12	†	2.09	[b]	—	244,856		0.86	[c]	0.75	[c]	1.8	[c]	—		65	[b]
Advisor Class:	10/31/16	‡	11.42	bq	11.23 [b]	120		0.81	[c]	0.78	[c]	1.41	[c]	1.21	[c]	365
Premier Class:	10/31/16		6.11		5.93	4,026		0.94		0.90		1.32		1.13		365
	10/31/15		(17.53)		—	3,555		0.90		0.90		2.44		—		184
	10/31/14		(6.95)		—	3,944		0.89		0.89		1.55		—		169
	10/31/13		(0.16)		—	4,088		0.90		0.90		1.87		—		162
	10/31/12	†	1.88	[b]	—	2,568		1.11	[c]	0.90	[c]	1.59	[c]	—		65	[b]
Retirement Class:	10/31/16		6.02		5.81	19,298		1.04		1.00		1.14		0.93		365
	10/31/15		(17.66)		—	11,633		1.00		1.00		2.38		—		184
	10/31/14		(7.06)		—	11,352		0.99		0.99		1.44		—		169
	10/31/13		(0.28)		—	13,548		0.99		0.99		1.74		—		162
	10/31/12	†	1.87	[b]	—	11,290		1.13	[c]	1.00	[c]	1.65	[c]	—		65	[b]
Retail Class:	10/31/16		5.78		5.59	6,187		1.19		1.14		1.08		0.90		365
	10/31/15		(17.81)		—	5,160		1.13		1.13		2.26		—		184
	10/31/14		(7.02)		—	6,502		1.13		1.13		1.31		—		169
	10/31/13		(0.49)		—	6,872		1.16		1.14		1.58		—		162
	10/31/12†		1.64	[b]	—	6,149		1.31	[c]	1.14	[c]	1.52	[c]	—		65	[b]

INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/16		(2.21)		(2.28)	2,808,919		0.49		0.48		1.57		1.50		95
	10/31/15		2.97		—	2,823,880		0.49		0.49		1.60		—		71
	10/31/14		(4.43)		—	2,398,855		0.51		0.51		1.51		—		85
	10/31/13		29.29		—	2,059,286		0.51		0.51		1.95		—		130
	10/31/12		13.36		—	1,644,055		0.52		0.52		2.16		—		98
Advisor Class:	10/31/16	‡	(0.68	)br	(0.76)[b]	104		0.51	[c]	0.51	[c]	1.76	[c]	1.68	[c]	95
Premier Class:	10/31/16		(2.37)		(2.43)	203,311		0.64		0.63		1.34		1.28		95
	10/31/15		2.82		—	256,322		0.64		0.63		1.37		—		71
	10/31/14		(4.50)		—	282,958		0.66		0.66		1.37		—		85
	10/31/13		28.96		—	292,438		0.66		0.66		1.78		—		130
	10/31/12		13.21		—	260,341		0.67		0.67		1.78		—		98
Retirement Class:	10/31/16		(2.51)		(2.58)	543,161		0.74		0.73		1.29		1.22		95
	10/31/15		2.75		—	661,567		0.74		0.73		1.36		—		71
	10/31/14		(4.62)		—	702,668		0.76		0.76		1.29		—		85
	10/31/13		28.97		—	862,960		0.76		0.76		1.68		—		130
	10/31/12		13.06		—	716,864		0.78		0.78		1.92		—		98
Retail Class:	10/31/16		(2.60)		(2.67)	524,715		0.78		0.78		1.42		1.35		95
	10/31/15		2.75		—	311,587		0.83		0.82		1.26		—		71
	10/31/14		(4.77)		—	309,488		0.85		0.85		1.18		—		85
	10/31/13		28.75		—	328,367		0.88		0.88		1.59		—		130
	10/31/12		12.93		—	266,770		0.92		0.92		1.74		—		98

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	99

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		& unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period
INTERNATIONAL OPPORTUNITIES FUND
Institutional Class:	10/31/16		$10.49	$ 0.14		$(0.33)	$(0.19)	$(0.13)	$—	$(0.13)	$10.17
	10/31/15		10.45	0.14		0.00 [d]	0.14	(0.10)	—	(0.10)	10.49
	10/31/14		10.89	0.13		(0.53)	(0.40)	(0.04)	—	(0.04)	10.45
	10/31/13	*	10.00	0.06		0.83	0.89	—	—	—	10.89
Advisor Class:	10/31/16	‡	10.58	0.13		(0.41)	(0.28)	(0.13)	—	(0.13)	10.17
Premier Class:	10/31/16		10.47	0.13		(0.33)	(0.20)	(0.11)	—	(0.11)	10.16
	10/31/15		10.43	0.12		0.01	0.13	(0.09)	—	(0.09)	10.47
	10/31/14		10.87	0.11		(0.52)	(0.41)	(0.03)	—	(0.03)	10.43
	10/31/13	*	10.00	0.08		0.79	0.87	—	—	—	10.87
Retirement Class:	10/31/16		10.46	0.11		(0.33)	(0.22)	(0.10)	—	(0.10)	10.14
	10/31/15		10.42	0.12		0.00 [d]	0.12	(0.08)	—	(0.08)	10.46
	10/31/14		10.87	0.10		(0.52)	(0.42)	(0.03)	—	(0.03)	10.42
	10/31/13	*	10.00	0.06		0.81	0.87	—	—	—	10.87
Retail Class:	10/31/16		10.44	0.09		(0.33)	(0.24)	(0.07)	—	(0.07)	10.13
	10/31/15		10.41	0.10		0.00 [d]	0.10	(0.07)	—	(0.07)	10.44
	10/31/14		10.86	0.10		(0.53)	(0.43)	(0.02)	—	(0.02)	10.41
	10/31/13	*	10.00	0.06		0.80	0.86	—	—	—	10.86

SOCIAL CHOICE INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/16		9.53	0.26		(0.42)	(0.16)	(0.06)	—	(0.06)	9.31
	10/31/15	^	10.00	0.04		(0.51)	(0.47)	—	—	—	9.53
Advisor Class:	10/31/16	‡	9.51	0.26		(0.39)	(0.13)	(0.06)	—	(0.06)	9.32
Premier Class:	10/31/16		9.53	0.25		(0.42)	(0.17)	(0.06)	—	(0.06)	9.30
	10/31/15	^	10.00	0.04		(0.51)	(0.47)	—	—	—	9.53
Retirement Class:	10/31/16		9.52	0.24		(0.42)	(0.18)	(0.05)	—	(0.05)	9.29
	10/31/15	^	10.00	0.03		(0.51)	(0.48)	—	—	—	9.52
Retail Class:	10/31/16		9.52	0.26		(0.44)	(0.18)	(0.05)	—	(0.05)	9.29
	10/31/15	^	10.00	0.03		(0.51)	(0.48)	—	—	—	9.52
†	The Fund commenced operations on November 1, 2011.
*	The Fund commenced operations on April 12, 2013.
^	The Fund commenced operations on August 7, 2015.
‡	The Advisor Class commenced operations on December 4, 2015.
§	The Fund commenced operations on August 5, 2016.
[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.
[e]	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was 2.65%.
[f]	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was 4.09%.
[g]	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was 2.32%.
[h]	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was (0.39)%.
[i]	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was 6.01%.
[j]	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was (3.23)%.
[k]	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was 5.16%.
[l]	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was 2.51%.
[m]	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was 4.45%.
[n]	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was 4.88%.
[o]	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was 7.60%.
[p]	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was (3.01)%.
[q]	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was 6.30%.
[r]	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was (2.22)%.
[s]	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was (1.83)%.
[t]	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was (1.56)%.
[u]	Income reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly. The total return and net investment income ratio displayed excludes this item.

100	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

						Ratios and supplemental data
								Ratios to average net assets
					Total									Net investment
	For the				return									income (loss)
	period				excluding	Net assets at						Net		excluding		Portfolio
	or year		Total		payment from	end of period		Gross		Net		investment		payment from		turnover
	ended		return		affiliates [u]	(in thousands	)	expenses		expenses		income (loss	)	affiliates	[u]	rate

INTERNATIONAL OPPORTUNITIES FUND
Institutional Class:	10/31/16		(1.82)%		(1.84)%	$1,298,796		0.63%		0.63%		1.37%		1.35%		31%
	10/31/15		1.43		—	1,166,448		0.63		0.63		1.28		—		41
	10/31/14		(3.59)		—	1,041,194		0.64		0.64		1.23		—		46
	10/31/13	*	8.80	[b]	—	778,178		0.80	[c]	0.70	[c]	0.96	[c]	—		35	[b]
Advisor Class:	10/31/16	‡	(2.67	)bs	(2.69)[b]	101		0.65	[c]	0.65	[c]	1.46	[c]	1.44	[c]	31
Premier Class:	10/31/16		(1.90)		(1.92)	325		0.79		0.79		1.27		1.25		31
	10/31/15		1.25		—	1,059		0.80		0.80		1.13		—		41
	10/31/14		(3.77)		—	1,046		0.81		0.81		1.05		—		46
	10/31/13	*	8.70	[b]	—	1,087		1.00	[c]	0.85	[c]	1.39	[c]	—		35	[b]
Retirement Class:	10/31/16		(1.98)		(2.00)	7,416		0.88		0.88		1.13		1.12		31
	10/31/15		1.06		—	8,806		0.89		0.89		1.08		—		41
	10/31/14		(3.88)		—	4,128		0.90		0.90		0.97		—		46
	10/31/13	*	8.70	[b]	—	2,675		1.08	[c]	0.95	[c]	1.06	[c]	—		35	[b]
Retail Class:	10/31/16		(2.25)		(2.27)	1,619		1.10		1.09		0.88		0.87		31
	10/31/15		1.01		—	1,995		1.00		1.00		0.94		—		41
	10/31/14		(3.96)		—	2,517		0.97		0.97		0.95		—		46
	10/31/13	*	8.60	[b]	—	1,560		1.10	[c]	1.00	[c]	1.13	[c]	—		35	[b]

SOCIAL CHOICE INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/16		(1.65)		—	18,833		1.35		0.40		2.87		—		13
	10/31/15	^	(4.70)[b]		—	16,238		4.87	[c]	0.40	[c]	1.80	[c]	—		4	[b]
Advisor Class:	10/31/16	‡	(1.35	)bt	—	102		1.36	[c]	0.42	[c]	3.12	[c]	—		13
Premier Class:	10/31/16		(1.72)		—	938		1.52		0.55		2.75		—		13
	10/31/15	^	(4.80)[b]		—	953		5.61	[c]	0.55	[c]	1.65	[c]	—		4	[b]
Retirement Class:	10/31/16		(1.84)		—	3,001		1.61		0.65		2.67		—		13
	10/31/15	^	(4.80)[b]		—	1,606		5.61	[c]	0.65	[c]	1.59	[c]	—		4	[b]
Retail Class:	10/31/16		(1.92)		—	1,382		1.66		0.72		2.80		—		13
	10/31/15	^	(4.80)[b]		—	997		5.99	[c]	0.79	[c]	1.41	[c]	—		4	[b]

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	101

Notes to financial statements

TIAA-CREF Funds

Note 1—organization and significant accounting policies

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following TIAA-CREF Funds are included in this report: Enhanced Large-Cap Growth Index Fund, Enhanced Large-Cap Value Index Fund, Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Small/Mid-Cap Equity, Social Choice Equity Fund, Social Choice Low Carbon Equity Fund, Emerging Markets Equity Fund, Enhanced International Equity Index Fund, Global Natural Resources Fund, International Equity Fund, International Opportunities Fund and the Social Choice International Equity Fund (collectively the “Funds” or individually, the “Fund”). The Small/Mid-Cap Equity Fund commenced operations on August 5, 2016.

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA, is registered with the Commission as an investment adviser and provides investment management services for the Funds. Prior to October 1, 2016, Teachers Advisors, LLC was named Teachers Advisors, Inc. The Funds offer up to five share classes, although any one Fund may not necessarily offer all five classes. The Funds may offer Institutional, Advisor, Premier, Retirement and Retail Classes of shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class. The Advisor Class was made available for sale by certain Funds on December 4, 2015, pursuant to an amendment to the Trust’s registration statement filed with the Commission.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: The Funds’ investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2016, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, certain foreign taxes paid, utilization of tax equalization credits, dividend redesignations,

102	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

investments in partnerships, and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

New rule issuances: In October 2016, the Commission issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization. This final rule modernizes investment company reporting by requiring the filing of new forms N-PORT and N-CEN, and amends Regulation S-X disclosures related to derivatives and other disclosures in the financial statements and other filings. The requirements of this final rule in relation to forms N-PORT and N-CEN must be adopted by June 1, 2018, while the amended disclosures must be adopted by August 1, 2017. Management is currently assessing the impact of this rule to the Funds’ financial statements and other filings.

In October 2016, the Commission issued Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds liquidity. The requirements of this final rule must be adopted by December 1, 2018. Management is currently assessing the impact of this rule to the Funds’ financial statements and other filings.

In October 2016, the Commission issued Final Rule Release No. 33-10234, Investment Company Swing Pricing. This final rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the Commission. Management may elect to adopt the provisions of this final rule by November 19, 2018. Management is currently assessing the impact of this rule to the Funds’ financial statements and other filings.

Note 2—valuation of investments

Portfolio investments are valued at fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Certain portfolio investments that are measured at fair value using the NAV per share practical expedient are not categorized within the fair value hierarchy. These investments will be disclosed at their fair value to allow reconciliation back to the Statements of Assets and Liabilities. As of October 31, 2016, no investments were valued utilizing the practical expedient.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Exchange-traded equity securities, common and preferred stock:

Equity securities listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date, or if there is no official close of business, the latest sale price, or at the mean of the latest available bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized in Level 2 of the fair value hierarchy.

Debt securities: Debt securities, including equity-linked notes, will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, yields or any other key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	103

Notes to financial statements

Investments in registered investment companies: These investments are valued at their NAV on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Futures contracts: Stock and bond index futures contracts, which are traded on commodity exchanges, are valued at the last sale price as of the close of such commodity exchanges and are categorized in Level 1 of the fair value hierarchy.

Options: Purchased and written options listed or traded on a national market or exchange are valued at the last sale price as of the close of such exchange or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Total return swap contracts: Total return swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Total return swaps are generally categorized as Level 2 in the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Transfers between levels are recognized at the end of the reporting period. For the year ended October 31, 2016, the Large-Cap Growth and Mid-Cap Growth Funds transferred $78,771,719 and $14,832,605, respectively, from Level 2 to Level 1 due to a misclassification.

As of October 31, 2016, 100% of the value of investments in the Social Choice Low Carbon Equity Fund was valued based on Level 1 inputs.

The following table summarizes the market value of the Funds’ investments as of October 31, 2016, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total
Enhanced Large-Cap Growth Index
Equity investments*	$2,043,753,800	$—	$—	$2,043,753,800
Short-term investments	22,908,582	14,900,000	—	37,808,582
Total	$2,066,662,382	$14,900,000	$—	$2,081,562,382
Enhanced Large-Cap Value Index
Equity investments*	$2,027,853,451	$—	$—	$2,027,853,451
Short-term investments	24,466,322	15,100,000	—	39,566,322
Total	$2,052,319,773	$15,100,000	$—	$2,067,419,773
Growth & Income
Equity investments:
Consumer discretionary	$685,165,516	$55,042,148	$—	$740,207,664
Consumer staples	484,690,455	27,724,829	—	512,415,284
Financials	598,510,939	23,944,363	—	622,455,302
Health care	640,556,562	61,159,402	—	701,715,964
Industrials	447,447,247	7,736,376	—	455,183,623
Information technology	1,343,283,252	25,502,567	—	1,368,785,819
Utilities	101,584,917	10,619,141	—	112,204,058
All other equity investments*	677,514,941	—	—	677,514,941
Short-term investments	51,606,070	69,435,613	—	121,041,683
Purchased options	665,250	—	—	665,250
Written options**	(4,440,002)	—	—	(4,440,002)
Total	$5,026,585,147	$281,164,439	$—	$5,307,749,586
Large-Cap Growth
Equity investments:
Consumer discretionary	$696,966,325	$57,012,312	$—	$753,978,637
Information technology	1,564,373,859	32,892,115	—	1,597,265,974
All other equity investments*	1,267,572,019	—	—	1,267,572,019
Short-term investments	—	39,550,000	—	39,550,000
Total	$3,528,912,203	$129,454,427	$—	$3,658,366,630
Large-Cap Value
Equity investments:
Consumer discretionary	$422,648,437	$31,930,571	$—	$454,579,008
Industrials	474,663,921	—	7,267	474,671,188
Information technology	666,284,076	29,473,681	—	695,757,757
Materials	267,641,212	351,404	—	267,992,616
Real estate	102,570,858	15,029	—	102,585,887
All other equity investments*	3,659,716,053	—	—	3,659,716,053
Short-term investments	32,587,696	46,090,879	—	78,678,575
Purchased options**	14,498,850	—	—	14,498,850
Written options**	(9,369,400)	—	—	(9,369,400)
Swap contracts**	—	240,249	—	240,249
Total	$5,631,241,703	$108,101,813	$7,267	$5,739,350,783

104	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Fund	Level 1	Level 2	Level 3	Total
Mid-Cap Growth
Equity investments	$1,413,944,234	$—	$—	$1,413,944,234
Short-term investments	62,356,031	27,050,000	—	89,406,031
Purchased options**	34,800	—	—	34,800
Written options**	(45,600)	—	—	(45,600)
Total	$1,476,289,465	$27,050,000	$—	$1,503,339,465
Mid-Cap Value
Equity investments:
Consumer discretionary	$448,370,810	$9,124,658	$—	$457,495,468
Financials	901,223,233	12,712,041	—	913,935,274
Health care	183,696,579	34,301,104	—	217,997,683
Information technology	509,187,275	7,403,193	—	516,590,468
Utilities	559,741,022	7,146,805	—	566,887,827
All other equity investments*	2,210,397,349	—	—	2,210,397,349
Short-term investments	55,188,531	51,500,000	—	106,688,531
Total	$4,867,804,799	$122,187,801	$—	$4,989,992,600
Small-Cap Equity
Equity investments*	$2,922,712,207	$—	$—	$2,922,712,207
Short-term investments	71,962,598	13,550,000	—	85,512,598
Futures contracts**	(96,252)	—	—	(96,252)
Total	$2,994,578,553	$13,550,000	$—	$3,008,128,553
Small/Mid-Cap Equity
Equity investments*	$374,026,487	$—	$—	$374,026,487
Short-term investments	—	1,000,000	—	1,000,000
Total	$374,026,487	$1,000,000	$—	$375,026,487
Social Choice Equity
Equity investments*	$2,274,308,618	$—	$—	$2,274,308,618
Short-term investments	—	14,399,490	—	14,399,490
Total	$2,274,308,618	$14,399,490	$—	$2,288,708,108
Emerging Markets Equity
Equity investments:
Africa/Middle East	$—	$68,278,656	$—	$68,278,656
Asia	194,344,863	459,095,957	138,468	653,579,288
Europe	—	52,891,082	—	52,891,082
Latin America	65,836,077	145,792,746	—	211,628,823
North America	25,680,774	—	—	25,680,774
All other equity investments*	—	95,645,576	3,556	95,649,132
Short-term investments	21,247,863	5,500,000	—	26,747,863
Total	$307,109,577	$827,204,017	$142,024	$1,134,455,618
Enhanced International Equity Index
Equity investments:
Asia	$339,822	$421,977,229	$—	$422,317,051
Australasia	—	106,905,584	—	106,905,584
Europe	37,785,397	778,875,044	—	816,660,441
All other equity investments*	6,653,987	127,896,586	—	134,550,573
Short-term investments	34,357,833	9,750,000	—	44,107,833
Futures contracts**	(3,068)	—	—	(3,068)
Total	$79,133,971	$1,445,404,443	$—	$1,524,538,414
Global Natural Resources
Equity investments:
Africa/Middle East	$—	$2,772,947	$—	$2,772,947
Australasia	—	10,791,047	—	10,791,047
Europe	—	26,860,817	—	26,860,817
Latin America	3,022,119	—	—	3,022,119
North America	74,683,741	8,548,332	—	83,232,073
All other equity investments*	—	9,214,029	—	9,214,029
Short-term investments	1,093,031	2,900,000	—	3,993,031
Total	$78,798,891	$61,087,172	$—	$139,886,063

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	105

Notes to financial statements

Fund	Level 1	Level 2	Level 3	Total
International Equity
Equity investments:
Asia	$—	$1,216,156,967	$—	$1,216,156,967
Australasia	—	56,152,954	—	56,152,954
Europe	—	2,587,448,090	—	2,587,448,090
All other equity investments*	39,520,433	155,839,987	—	195,360,420
Short-term investments	82,122,778	—	—	82,122,778
Total	$121,643,211	$4,015,597,998	$—	$4,137,241,209
International Opportunities
Equity investments:
Asia	$13,090,680	$350,266,470	$18,371	$363,375,521
Australasia	—	36,044,873	—	36,044,873
Europe	—	593,208,698	—	593,208,698
Latin America	—	34,932,488	—	34,932,488
North America	—	111,615,820	—	111,615,820
All other equity investments*	—	135,444,296	1,560	135,445,856
Short-term investments	55,096,720	28,150,000	—	83,246,720
Total	$68,187,400	$1,289,662,645	$19,931	$1,357,869,976
Social Choice International Equity
Equity investments:
Asia	$—	$6,751,137	$—	$6,751,137
Australasia	—	1,786,753	—	1,786,753
Europe	220,298	12,767,766	—	12,988,064
All other equity investments*	—	2,533,722	—	2,533,722
Total	$220,298	$23,839,378	$—	$24,059,676

*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments, excluding purchased options, are not reflected in the Summary portfolio of investments.

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At October 31, 2016, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Assets derivatives		Liabilities derivatives
Derivative contract	Location	Fair value amount	Location	Fair value amount
Growth & Income Fund
Equity contracts	Portfolio investments	$665,250
Equity contracts			Written options	$(4,440,002)
Large-Cap Value Fund
Equity contracts	Portfolio investments	14,498,850
Equity contracts			Written options	(9,369,400)
Equity contracts	Swap contracts	240,249
Mid-Cap Growth Fund
Equity contracts	Portfolio investments	34,800
Equity contracts			Written options	(45,600)
Small-Cap Equity Fund
Equity contracts	Futures contracts*	(96,252)
Enhanced International Equity Index Fund
Equity contracts	Futures contracts*	(3,068)

*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contracts.

For the year ended October 31, 2016, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

			Change in
			unrealized
		Realized	appreciation
Derivative contract	Location	gain (loss )	(depreciation )
Enhanced Large-Cap Value Index Fund
Equity contracts	Purchased options	$(64,977)
Equity contracts	Written options	2,775,930	$(1,656)
Growth & Income Fund
Equity contracts	Purchased options	(422,915)	(916,919)
Equity contracts	Written options	4,573,995	1,264,780
Large-Cap Growth Fund
Equity contracts	Written options	109,533	—
Large-Cap Value Fund
Equity contracts	Purchased options	—	(8,224,910)
Equity contracts	Written options	—	7,815,740
Equity contracts	Swap contracts	—	240,249
Mid-Cap Growth Fund
Equity contracts	Purchased options	(3,513,982)	(935,527)
Equity contracts	Written options	5,172,961	257,531
Mid-Cap Value Fund
Equity contracts	Purchased options	1,772,312	—
Equity contracts	Written options	(25,863)	—
Small-Cap Equity Fund
Equity contracts	Futures contracts	3,095,645	(621,254)
Equity contracts	Swap contracts	3,020,175	443,478
Enhanced International Equity Index Fund
Equity contracts	Futures contracts	(1,099,370)	(158)

106	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Futures contracts: The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures contracts against default. During the year ended October 31, 2016, the Small-Cap Equity Fund and Enhanced International Equity Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 2% of net assets.

At October 31, 2016, the Funds held the following open futures contracts:

Fund	Futures contracts	Number of contracts	Settlement value	Expiration date	Unrealized gain (loss )
Small-Cap Equity	Russell 2000 Mini Index	46	$5,470,780	December 2016	$(96,252)
Enhanced International Equity Index	MSCI EAFE Mini Index	35	2,914,975	December 2016	(3,068)

Options: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. To manage the risk, the Funds may invest in both equity and index options. The Funds use options contracts for hedging and cash management purposes and to seek to increase total return. Call and put equity options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Index options are written or purchased options in which the underlying investment is a specified index. The exercise of an index option will not result in the physical delivery of the underlier, but a cash transfer of the difference between the settlement price of the underlier and the strike price of the option. Purchased options are included in the summary portfolio of investments, and written options are separately reflected as a liability in the Statements of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as a realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets, price movements in underlying security values, and losses that may exceed amounts recognized on the Statements of Assets and Liabilities. During the year ended October 31, 2016, the Enhanced Large-Cap Value Index Fund, Growth & Income Fund, Large-Cap Growth Fund, Mid-Cap Growth Fund, and Mid-Cap Value Fund had exposure to options, based on underlying notional values, generally between 0% and 4% of net assets.

Purchased options outstanding as of October 31, 2016 were as follows:

Number of contracts		Value
Growth & Income Fund
CyberArk Software Ltd, Call, 11/11/16 at $48	200	$39,000
Hershey Co, Call, 1/20/17 at $110	225	14,850
Humana, Inc, Call, 1/20/17 at $200	1,000	580,000
Viacom, Inc, Call, 12/16/16 at $40	314	31,400
Total	1,739	$665,250
Large-Cap Value Fund
S&P 500 Index, Put, 12/16/16 at $2050	5,930	$14,498,850
Total	5,930	$14,498,850
Mid-Cap Growth Fund
Ciena Corp, Call, 1/20/17 at $25	400	$9,200
Olin Corp, Call, 11/18/16 at $22	320	25,600
Total	720	$34,800

Written options outstanding as of October 31, 2016 were as follows:

Number of contracts		Value
Growth & Income Fund
AMC Networks, Inc, Call, 11/18/16 at $55	471	$(25,905)
American Water Works Co, Inc, Put, 3/17/17 at $70	375	(84,375)
American Water Works Co, Inc, Put, 3/17/17 at $75	375	(150,000)
BioMarin Pharmaceutical, Inc, Put, 11/18/16 at $75	316	(38,868)
Bluebird Bio, Inc, Put, 11/18/16 at $45	100	(23,000)
Bluebird Bio, Inc, Put, 12/16/16 at $50	150	(105,000)
Bluebird Bio, Inc, Put, 12/16/16 at $55	150	(153,000)
Boston Beer Co, Inc, Put, 11/18/16 at $150	314	(73,162)
Bristol-Myers Squibb Co, Put, 12/16/16 at $55	225	(97,875)
Bristol-Myers Squibb Co, Put, 1/20/17 at $52.50	225	(73,350)
Bristol-Myers Squibb Co, Put, 1/20/17 at $57.50	700	(508,900)
Cliffs Natural Resources, Inc, Put, 11/11/16 at $5	1,300	(14,300)
Clovis Oncology, Inc, Put, 11/18/16 at $25	632	(53,720)
Comerica, Inc, Put, 11/18/16 at $48	632	(16,116)
Cray, Inc, Put, 11/18/16 at $20	900	(108,000)
Crown Castle International Corp, Put, 11/18/16 at $85	628	(23,550)
CyberArk Software Ltd, Put, 11/4/16 at $47	400	(93,000)
Dollar Tree, Inc, Put, 12/16/16 at $75	300	(90,000)
Dollar Tree, Inc, Put, 1/20/17 at $85	300	(306,000)
Eagle Materials, Inc, Call, 11/18/16 at $85	682	(49,445)
Eagle Materials, Inc, Put, 11/18/16 at $67.50	314	(8,635)
Ecolab, Inc, Put, 11/18/16 at $110	474	(56,880)
Edwards Lifesciences Corp, Call, 11/18/16 at $125	225	(225)
Edwards Lifesciences Corp, Call, 12/16/16 at $100	225	(45,000)
Edwards Lifesciences Corp, Put, 12/16/16 at $100	225	(185,850)
Electronic Arts, Inc, Put, 11/4/16 at $72	395	(20,145)
Electronics For Imaging, Inc, Put, 11/18/16 at $40	471	(21,195)
Eli Lilly & Co, Put, 11/4/16 at $75	470	(72,615)
Equifax, Inc, Put, 11/18/16 at $120	316	(29,230)
General Mills, Inc, Call, 11/18/16 at $65	750	(12,750)
General Mills, Inc, Put, 12/16/16 at $57.50	907	(37,641)
Humana, Inc, Call, 1/20/17 at $220	1,000	(200,000)
Humana, Inc, Put, 1/20/17 at $140	1,000	(265,000)

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	107

Notes to financial statements

Number of contracts		Value
Growth & Income Fund (continued)
Intercontinental Exchange, Inc, Put, 12/16/16 at $240	100	$(16,000)
Ligand Pharmaceuticals, Inc, Put, 11/18/16 at $90	100	(17,000)
McKesson Corp, Put, 11/18/16 at $125	158	(53,720)
Mead Johnson Nutrition Co, Call, 11/18/16 at $90	474	(2,370)
Mead Johnson Nutrition Co, Put, 11/18/16 at $75	474	(74,892)
MicroStrategy, Inc, Put, 11/18/16 at $150	158	(790)
MicroStrategy, Inc, Put, 12/16/16 at $200	158	(161,160)
Mohawk Industries, Inc, Put, 11/18/16 at $175	230	(52,670)
Molson Coors Brewing Co, Put, 11/4/16 at $99	316	(22,436)
Monsanto Co, Put, 12/16/16 at $100	300	(40,050)
NetFlix, Inc, Call, 11/25/16 at $135	475	(47,975)
NetFlix, Inc, Put, 11/4/16 at $118	475	(4,275)
NetFlix, Inc, Put, 11/25/16 at $118	475	(70,300)
PACCAR, Inc, Put, 11/18/16 at $52.50	550	(28,875)
Raytheon Co, Call, 11/18/16 at $150	316	(948)
Raytheon Co, Put, 11/18/16 at $130	316	(18,012)
Signet Jewelers Ltd, Put, 12/16/16 at $75	150	(37,125)
Signet Jewelers Ltd, Put, 1/20/17 at $80	230	(126,500)
Snap-on, Inc, Put, 11/18/16 at $145	316	(18,170)
State Street Corp, Put, 11/18/16 at $65	474	(15,168)
Take-Two Interactive Software, Inc, Call, 11/18/16 at $50	225	(7,312)
Take-Two Interactive Software, Inc, Put, 11/18/16 at $38	450	(11,250)
The Walt Disney Co, Put, 11/11/16 at $89	632	(43,608)
United States Steel Corp, Put, 11/18/16 at $19	1,500	(153,000)
Universal Display Corp, Put, 11/18/16 at $50	550	(107,250)
Universal Display Corp, Put, 12/16/16 at $45	150	(19,500)
Universal Display Corp, Put, 12/16/16 at $50	150	(42,375)
VCA, Inc, Put, 11/18/16 at $60	316	(36,024)
Viacom, Inc, Put, 12/16/16 at $35	314	(30,615)
WABCO Holdings, Inc, Put, 12/16/16 at $95	390	(83,850)
WellCare Health Plans, Inc, Call, 11/18/16 at $125	235	(19,975)
WellCare Health Plans, Inc, Put, 11/18/16 at $105	235	(34,075)
Total	27,339	$(4,440,002)
Large-Cap Value Fund
S&P 500 Index, Put, 12/16/16 at $2000	5,930	$(9,369,400)
Total	5,930	$(9,369,400)
Mid-Cap Growth Fund
Ciena Corp, Call, 1/20/17 at $28	800	$(5,600)
Expedia, Inc, Call, 11/4/16 at $132	100	(5,000)
Olin Corp, Call, 11/18/16 at $24	2,000	(35,000)
Total	2,900	$(45,600)

Transactions in written options and related premiums received during the year ended October 31, 2016 were as follows:

Number of contracts		Premiums
Enhanced Large-Cap Value Index Fund
Outstanding at beginning of period	202	$26,923
Written	58,704	4,472,318
Purchased	(1,439)	(101,967)
Exercised	(19,817)	(506,918)
Expired	(37,650)	(3,890,356)
Outstanding at end of period	—	$—
Growth & Income Fund
Outstanding at beginning of period	8,300	$1,569,077
Written	333,654	49,041,158
Purchased	(157,364)	(30,426,360)
Exercised	(11,395)	(254,190)
Expired	(145,856)	$(14,440,213)
Outstanding at end of period	27,339	$5,489,472
Number of contracts		Premiums
Large-Cap Growth Fund
Outstanding at beginning of period	—	$—
Written	1,106	647,510
Purchased	(329)	(318,888)
Exercised	(84)	—
Expired	(693)	(328,622)
Outstanding at end of period	—	$—
Large-Cap Value Fund
Outstanding at beginning of period	—	$—
Written	5,930	17,185,140
Purchased	—	—
Exercised	—	—
Expired	—	—
Outstanding at end of period	5,930	$17,185,140
Mid-Cap Growth Fund
Outstanding at beginning of period	10,200	$852,140
Written	68,284	7,967,365
Purchased	(5,477)	(341,556)
Exercised	(21,100)	(1,792,329)
Expired	(49,007)	(6,522,449)
Outstanding at end of period	2,900	$163,171
Mid-Cap Value Fund
Outstanding at beginning of period	—	$—
Written	11,400	3,399,986
Purchased	(6,800)	(2,028,062)
Exercised	(2,300)	(685,962)
Expired	(2,300)	(685,962)
Outstanding at end of period	—	$—

Total return swap contracts: Total return swaps are agreements that provide a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Payments received or made at the end of each measurement period are recorded as a realized gain or loss in the Statements of Operations. The swap is valued daily and any change in the value of the swap is reflected separately as a change in unrealized appreciation (depreciation) in the Statements of Operations. The value of the swap contract is reflected in unrealized appreciation (depreciation) on swap agreements in the Statements of Assets and Liabilities. Total return swaps are exposed to the market risk factor of the specific underlying financial instrument or index. Additional risks to the Fund include the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The Fund’s maximum loss from counterparty risk is the fair value of the contract. The Large-Cap Value Fund and the Small-Cap Equity Fund are each currently invested in a total return swap contract to gain exposure to certain equity markets. During the year ended October 31, 2016, the Large-Cap Value Fund’s and the Small-Cap Equity Fund’s exposure to total return swaps, based on underlying notional amounts, was generally between 0% and 1% of net assets.

108	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

At October 31, 2016, the Funds held the following open total return swap contracts:

Fund	Counterparty	Notional amount	Termination date	Fixed payments paid by fund per annum	Total return received by fund	Unrealized appreciation (depreciation)
Large-Cap Value	Goldman Sachs	$58,228,726	12/28/16	0.35%	Difference between Russell 1000 Value Index less S&P 500 Low Volatility	$240,249
Small-Cap Equity	Goldman Sachs	35,121,109	12/5/16	-0.07%	Difference between GSCBTINY Index less Russell 2000 Index and Russell 2500 Index	—

Note 4—investment adviser and affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of Operations are paid to Advisors under the Service Agreement. Under the terms of a distribution Rule 12b-1 plan, the

Retail Class of each Fund compensates TPIS for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates TPIS for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of October 31, 2016, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

	Investment management fee range		Investment management fee–effective rate	Service agreement fee	Distribution fee		Maximum expense amounts‡
Fund				Retirement Class	Premier Class	Retail Class	Institutional Class	Advisor Class	†	Premier Class	Retirement Class	Retail Class
Enhanced Large-Cap Growth Index*	0.15%–0.35%		0.32%	—%	—%	—%	0.40%	0.55%		—%	—%	—%
Enhanced Large-Cap Value Index*	0.15–0.35		0.32	—	—	—	0.40	0.55		—	—	—
Growth & Income*	0.33–0.45		0.40	0.25	0.15	0.25	0.52	0.67		0.67	0.77	0.91
Large-Cap Growth*	0.33–0.45		0.42	0.25	0.15	0.25	0.52	0.67		0.67	0.77	0.91
Large-Cap Value*	0.33–0.45	[a]	0.40	0.25	0.15	0.25	0.52	0.67		0.67	0.77	0.91
Mid-Cap Growth*	0.32–0.48		0.44	0.25	0.15	0.25	0.55	0.70		0.70	0.80	0.94
Mid-Cap Value*	0.32–0.48	[b]	0.40	0.25	0.15	0.25	0.55	0.70		0.70	0.80	0.94
Small-Cap Equity*	0.30–0.46		0.40	0.25	0.15	0.25	0.53	0.68		0.68	0.78	0.92
Small/Mid-Cap Equity*	0.30–0.46		0.46	0.25	0.15	0.25	0.53	0.68		0.68	0.78	0.92
Social Choice Equity	0.15		0.15	0.25	0.15	0.25	0.22	0.37		0.37	0.47	0.61
Social Choice Low Carbon Equity	0.25		0.25	0.25	0.15	0.25	0.32	0.47		0.47	0.57	0.71
Emerging Markets Equity*	0.73–0.85		0.85	0.25	0.15	0.25	0.95	1.10		1.10	1.20	1.34
Enhanced International Equity Index*	0.20–0.40		0.39	—	—	—	0.50	0.65		—	—	—
Global Natural Resources*	0.53–0.65		0.65	0.25	0.15	0.25	0.75	0.90		0.90	1.00	1.14
International Equity*	0.38–0.50	[c]	0.46	0.25	0.15	0.25	0.60	0.75		0.75	0.85	0.99
International Opportunities*	0.48–0.60		0.59	0.25	0.15	0.25	0.70	0.85		0.85	0.95	1.09
Social Choice International Equity	0.30		0.30	0.25	0.15	0.25	0.40	0.55		0.55	0.65	0.79

*	These Funds are subject to a breakpoint schedule on their investment management fees, which reduces these fees as the Fund’s net assets increase.
[a]	Prior to May 1, 2016, Advisors agreed to voluntarily waive a portion of the investment management fee for the Large-Cap Value Fund. The investment management fee range after the waiver was 0.30%–0.42% of average daily net assets. Effective May 1, 2016, Advisors agreed to voluntary waive a portion of the investment management fee for the Large-Cap Value Fund. The investment management fee range after the waiver is 0.32%–0.44%. of average daily net assets. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval.
[b]	Prior to May 1, 2016, Advisors agreed to voluntarily waive a portion of the investment management fee for the Mid-Cap Value Fund. The investment management fee range after the waiver was 0.27%–0.43% of average daily net assets. Effective May 1, 2016, Advisors agreed to voluntary waive a portion of the investment management fee for the Mid-Cap Value Fund. The investment management fee range after the waiver is 0.30%–0.46%. of average daily net assets. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval.
[c]	Prior to May 1, 2016, Advisors agreed to voluntarily waive a portion of the investment management fee for the International Equity Fund. The investment management fee range after the waiver was 0.37%–0.49% of average daily net assets.
†	Advisor Class commenced operations on December 4, 2015.
‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 28, 2017. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	109

Notes to financial statements

Income reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly. These amounts are included in Payment from affiliate on the Statement of Operations.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the year ended October 31, 2016, the Funds engaged in the following security transactions with affiliated entities:

Fund	Purchases	Sales	Realized gain (loss )
Enhanced Large-Cap Growth Index	$56,458,436	$54,310,140	$2,295,841
Enhanced Large-Cap Value Index	513,000,773	434,136,958	40,838,966
Growth & Income	37,722,502	22,565,222	(453,665)
Large-Cap Growth	50,151,631	24,384,914	4,361,700
Large-Cap Value	26,376,965	15,051,585	1,019,811
Mid-Cap Growth	4,440,784	218,771	72,809
Mid-Cap Value	22,127,592	7,296,142	1,366,644
Small-Cap Equity	23,570,438	36,905,618	2,186,589
Small/Mid-Cap Equity	2,675,873	73,219	(4,571)
Social Choice Equity	16,531,911	6,364,994	949,437
Fund	Purchases	Sales	Realized gain (loss )
Social Choice Low Carbon	$222,421	$1,277,481	$(63,215)
Emerging Markets Equity	62,571,312	16,534	1,531
Enhanced International Equity Index	23,518,325	7,893,748	(681,063)
Global Natural Resources	3,159,608	11,074,907	2,022,066
International Equity	105,777,140	—	—
International Opportunities	673,572	—	—

As of October 31, 2016, TIAA, an affiliate, was invested in the Small/Mid-Cap Equity Fund and the Social Choice International Equity Fund. In addition, a registered separate account of TIAA (collectively “TIAA Access”) has various sub-accounts that invest in the Funds, and certain funds within the Trust also make investments in the Funds.

During the year ended October 31, 2016, TIAA received total proceeds of $6,000,000 and $20,309,418 from redemptions from the Small/Mid-Cap Value Fund and Social Choice Low Carbon Equity Fund, respectively.

The following is the percentage of the Funds’ shares owned by TIAA and other funds within the Trust as of October 31, 2016:

Underlying Fund	TIAA	TIAA-CREF Lifecycle Funds	TIAA-CREF Lifestyle Funds	TIAA-CREF Managed Allocation Fund	TIAA Access	Total
Enhanced Large-Cap Growth Index	—%	95%	1%	3%	—%	99%
Enhanced Large-Cap Value Index	—	95	1	3	—	99
Growth & Income	—	44	1	1	4	50
Large-Cap Growth	—	59	1	2	2	64
Large-Cap Value	—	37	1	1	7	46
Mid-Cap Growth	—	3	—	—	10	13
Mid-Cap Value	—	1	—	—	10	11
Small-Cap Equity	—	24	—	1	8	33
Small/Mid-Cap Equity	1	94	2	3	—	100
Social Choice Equity	—	—	—	—	2	2
Social Choice Low Carbon Equity	1	—	—	—	—	1
Emerging Markets Equity	—	83	2	2	—	87
Enhanced International Equity Index	—	94	1	3	—	98
Global Natural Resources	—	65	1	2	—	68
International Equity	—	30	1	1	6	38
International Opportunities	—	95	2	2	—	99
Social Choice International Equity	79	—	—	—	—	79

TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly owned direct subsidiary of TIAA, is a registered investment adviser that provides program management services to multiple qualified tuition programs formed under Section 529 of the Internal Revenue Code (“529 Plans”). These 529 Plans, each of which operates independently, invest a portion of their assets in the Funds. As of October 31, 2016, two 529 Plans owned 10% and 9%, respectively, of the Emerging Markets Equity Fund and three 529 Plans owned 7%, 7% and 6%, respectively, of the International Equity Fund.

110	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Companies in which a Fund holds 5% or more of the outstanding voting shares are considered “affiliated companies” of the Fund, pursuant to the 1940 Act. Information regarding transactions with affiliate companies is as follows:

Issue	Value at October 31, 2015	Purchase cost	Sales proceeds	Realized gain (loss	)	Dividend income	Withholding expense	Shares at October 31, 2016	Value at October 31, 2016
Mid-Cap Value
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$187,935,969	$132,263,996	$(320,199,965)	$—		$—	$—	—**	$—**

**	Not an affiliate investment as of October 31, 2016.

Note 5—investments

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of Assets and Liabilities. As of October 31, 2016, securities lending transactions are for equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of Operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Net unrealized appreciation (depreciation): At October 31, 2016, net unrealized appreciation (depreciation) based on the aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation )
Enhanced Large-Cap Growth Index	$1,742,636,665	$374,409,072	$(35,483,355)	$338,925,717
Enhanced Large-Cap Value Index	1,875,835,052	211,394,540	(19,809,819)	191,584,721
Growth & Income	4,366,590,979	1,028,447,895	(82,849,286)	945,598,609
Large-Cap Growth	2,830,735,414	879,635,256	(52,004,040)	827,631,216
Large-Cap Value	5,068,605,679	894,111,726	(214,237,471)	679,874,255
Mid-Cap Growth	1,368,981,351	202,828,719	(68,425,005)	134,403,714
Mid-Cap Value	4,015,637,627	1,175,776,356	(201,421,383)	974,354,973
Small-Cap Equity	2,770,984,368	406,435,882	(169,195,445)	237,240,437
Small/Mid-Cap Equity	384,980,625	3,637,196	(13,591,334)	(9,954,138)
Social Choice Equity	1,734,583,182	639,082,393	(84,957,467)	554,124,926
Social Choice Low Carbon Equity	44,998,309	2,752,925	(1,648,171)	1,104,754
Emerging Markets Equity	1,065,955,361	97,958,713	(29,458,456)	68,500,257
Enhanced International Equity Index	1,480,291,375	98,440,468	(54,190,361)	44,250,107
Global Natural Resources	129,175,120	11,295,886	(584,943)	10,710,943
International Equity	4,077,237,257	377,030,855	(317,026,903)	60,003,952
International Opportunities	1,262,363,467	185,887,932	(90,381,423)	95,506,509
Social Choice International Equity	25,711,593	920,037	(2,571,954)	(1,651,917)

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	111

Notes to financial statements

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2016 were as follows:

	Non-U.S.	Non-U.S.
	government	government
Fund	purchases	sales
Enhanced Large-Cap Growth Index	$2,497,376,441	$2,489,032,438
Enhanced Large-Cap Value Index	3,055,014,725	2,945,889,195
Growth & Income	4,245,118,370	3,961,408,812
Large-Cap Growth	3,297,703,166	3,003,600,949
Large-Cap Value	3,443,921,487	3,609,729,566
Mid-Cap Growth	1,085,659,600	1,331,656,180
Mid-Cap Value	2,134,856,058	2,437,091,651
Small-Cap Equity	2,497,681,820	2,511,734,989
Small/Mid-Cap Equity	386,855,718	2,832,376
Social Choice Equity	423,106,129	906,883,435
Social Choice Low Carbon	50,029,689	38,291,792
Emerging Markets Equity	2,015,523,140	1,942,314,634
Enhanced International Equity Index	1,585,390,610	1,309,723,028
Global Natural Resources	912,046,677	1,046,061,258
International Equity	4,114,870,800	3,937,509,435
International Opportunities	557,197,324	361,647,011
Social Choice International Equity	8,124,950	2,635,416

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended October 31, 2016 and October 31, 2015 was as follows:

	10/31/2016			10/31/2015
Fund	Ordinary income	Long-term capital gains	Total	Ordinary income	Long-term capital gains	Total
Enhanced Large-Cap Growth Index	$27,575,931	$178,191,423	$205,767,354	$50,654,724	$120,284,609	$170,939,333
Enhanced Large-Cap Value Index	43,107,044	117,076,892	160,183,936	58,560,584	123,039,026	181,599,610
Growth & Income	58,611,353	304,690,625	363,301,978	151,386,265	278,634,493	430,020,758
Large-Cap Growth	10,058,657	114,772,209	124,830,866	83,290,180	234,205,878	317,496,058
Large-Cap Value	129,176,322	250,328,521	379,504,843	182,879,486	148,830,698	331,710,184
Mid-Cap Growth	1,619,153	136,157,352	137,776,505	78,555,035	171,981,414	250,536,449
Mid-Cap Value	75,692,864	442,612,095	518,304,959	82,045,611	215,869,781	297,915,392
Small-Cap Equity	43,594,975	180,660,507	224,255,482	70,192,622	302,949,812	373,142,434
Small/Mid-Cap Equity	—	—	—	—	—	—
Social Choice Equity	45,692,230	90,774,543	136,466,773	38,110,791	29,646,728	67,757,519
Social Choice Low Carbon Equity	214,549	2,424	216,973	—	—	—
Emerging Markets Equity	9,428,743	—	9,428,743	10,908,175	—	10,908,175
Enhanced International Equity Index	37,422,725	—	37,422,725	40,399,089	36,876,364	77,275,453
Global Natural Resources	6,027,039	—	6,027,039	4,309,438	—	4,309,438
International Equity	55,426,856	—	55,426,856	50,893,656	—	50,893,656
International Opportunities	14,401,379	—	14,401,379	10,770,535	—	10,770,535
Social Choice International Equity	124,727	—	124,727	—	—	—

112	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

As of October 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized	Capital
	ordinary	long-term	appreciation	loss
Fund	income	capital gains	(depreciation )	carryover	Total
Enhanced Large-Cap Growth Index	$25,060,221	$50,267,812	$338,925,719	$—	$414,253,752
Enhanced Large-Cap Value Index	37,731,308	99,288,668	191,584,722	—	328,604,698
Growth & Income	4,729,078	89,259,241	946,626,937	—	1,040,615,256
Large-Cap Growth	12,630,222	43,298,863	827,624,523	—	883,553,608
Large-Cap Value	81,768,479	147,969,280	687,918,710	—	917,656,469
Mid-Cap Growth	4,187,307	—	134,520,198	(134,898)	138,572,607
Mid-Cap Value	61,270,509	143,710,599	974,351,654	—	1,179,332,762
Small-Cap Equity	19,821,390	82,640,141	237,240,434	—	339,701,965
Small/Mid-Cap Equity	43,944	—	(9,954,138)	(32,327)	(9,942,521)
Social Choice Equity	42,730,782	102,534,533	554,124,932	—	699,390,247
Social Choice Low Carbon Equity	931,036	374,117	1,104,754	—	2,409,907
Emerging Markets Equity	9,250,488	—	68,050,805	(143,880,405)	(66,579,112)
Enhanced International Equity Index	41,686,312	—	44,031,785	(96,377,834)	(10,659,737)
Global Natural Resources	3,506,627	—	10,708,582	(73,113,643)	(58,898,434)
International Equity	60,712,282	—	58,359,704	(291,663,293)	(172,591,307)
International Opportunities	16,080,402	—	95,408,633	(136,876,419)	(25,387,384)
Social Choice International Equity	577,481	—	(1,654,042)	(261,193)	(1,337,754)

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of straddle losses, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies and the treatment of short term gain as ordinary income for tax purposes.

In certain circumstances, a fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). A fund may also accept portfolio securities rather than cash as payment for a purchase of fund shares (in-kind purchase). During the year ended October 31, 2016, the Funds did not have any in-kind purchase or in-kind redemption transactions.

At October 31, 2016, the following Funds had capital loss carryovers, which will expire as follows:

	Date of expiration
Fund	10/31/17	10/31/18	10/31/19	No expiration	Total
Mid-Cap Growth	$—	$—	$—	$134,898	$134,898
Small/Mid-Cap Equity				32,327	32,327
Emerging Markets Equity	—	—	14,064,867	129,815,538	143,880,405
Enhanced International Equity Index	—	—	—	96,377,834	96,377,834
Global Natural Resources	—	—	—	73,113,643	73,113,643
International Equity	43,199,731	37,037,218	—	211,426,344	291,663,293
International Opportunities	—	—	—	136,876,419	136,876,419
Social Choice International Equity	—	—	—	261,193	261,193

For the year ended October 31, 2016, the Emerging Markets Equity Fund, the International Equity Fund, and the International Opportunities Fund, utilized $5,144,687, $21,270,312, and $1,454,276, respectively, of capital loss carryover available from prior years.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 7—emerging markets risks

The Emerging Markets Equity Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 8—line of credit

Each of the Funds, except the Small/Mid-Cap Equity Fund, participates in a $1.5 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 21, 2016 expiring on June 20, 2017, replacing the previous facility, which expired June 2016. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	113

Notes to financial statements	concluded

in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2016, there were no borrowings under this credit facility by the Funds.

Note 9—indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

114	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of the TIAA-CREF Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Enhanced Large-Cap Growth Index Fund, Enhanced Large-Cap Value Index Fund, Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Small/Mid-Cap Equity Fund, Social Choice Equity Fund, Social Choice Low Carbon Equity Fund, Emerging Markets Equity Fund, Enhanced International Equity Index Fund, Global Natural Resources Fund, International Equity Fund, International Opportunities Fund, and Social Choice International Equity Fund (seventeen of the portfolios constituting the TIAA-CREF Funds; hereafter collectively referred to as the “Funds”) at October 31, 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 16, 2016

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	115

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2016

Trustees

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	87	Director, the Maine Coast Heritage Trust; Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation; and Trustee of the Maine Chapter of the Nature Conservancy.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	87	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006).	87	Director of Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Chairman of the Board and Trustee	Indefinite term. Trustee since 2005; Chairman for term ending December 31, 2018. Chairman since 2013.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	87	Director, Commonwealth.
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2011.	Partner (2004–2010) and Managing Director (1999–2004), Goldman Sachs Asset Management.	87	Director, Aflac Insurance. Inc.; Director and Investment Committee member, Sansum Clinic; Investment Committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Chairman, Crane Country Day School.
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1948	Trustee	Indefinite term. Trustee since 2003.	Chairman, First Eagle Holdings (since 2016), Chief Executive Officer (2010–2016), President (2009–2016) and Chief Operating Officer (2009–2010), First Eagle Investment Management, LLC; Principal, BAM Consulting LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009).	87	Director, First Eagle Holdings, LLC; Jones Lang LaSalle Incorporated; Close Brothers Group plc; Jupiter Fund Management plc; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); the North Shore Land Alliance; and Prep for Prep.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Affiliated Faculty Member of the Finance Group at the Alfred P. Sloan School of Management, Massachusetts Institute of Technology (“MIT”) (since 2014); Mitsui Professor of Economics, MIT (since 1996); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008).	87	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

116	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

Trustees — concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman and Chief Executive Officer (1991–2016) and Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (2003–2016) and Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	87	Director, SCANA Corporation (energy holding company).
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002) and Professor, University of Texas at Austin (since 1987). Chairman, Department of Finance, University of Texas at Austin (2002–2011).	87	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors); and Investment Advisory Committee, Employees Retirement System of Texas.

Officers

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Managing Director, Senior Compliance Officer of Teachers Insurance and Annuity Association of America (“TIAA”). Chief Compliance Officer of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”).
Glenn Brightman TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1972	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2016.	Senior Vice President, Chief Financial Officer of TIAA Global Asset Management. Treasurer of CREF; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1, the TIAA-CREF Funds and TIAA-CREF Life Funds.
Stephen Gruppo TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1959	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Chief Risk Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex.
Robert G. Leary TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1961	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2013.	Executive Vice President, Chief Executive Officer of TIAA Global Asset Management. Principal Executive Officer and Executive Vice President of CREF and VA-1. Principal Executive Officer and President of TIAA-CREF Funds and TIAA-CREF Life Funds. Prior to joining TIAA, Mr. Leary served as a Representative, Securities Research, Inc., President and Chief Operating Officer, U.S., ING Americas, Chief Executive Officer, ING Insurance US, and Chairman and Chief Executive Officer, ING Investment Management, Americas.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	117

Trustees and officers (unaudited)	concluded

TIAA-CREF Funds  ■  October 31, 2016

Officers — concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
J. Keith Morgan TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2015.	Executive Vice President and Chief Legal Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Morgan served as Founder and Chief Executive Officer of Morris Lane Capital LLC (consultant), and as Senior Vice President and General Counsel of General Electric Capital Corporation.
Ronald R. Pressman TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President, Chief Executive Officer, Institutional Financial Services of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Pressman served as President and Chief Executive Officer of General Electric Capital Real Estate.
Phillip T. Rollock TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director since 2013 and Corporate Secretary since 2012.	Senior Managing Director, Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.
Otha T. Spriggs, III TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Human Resources Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Spriggs served as Senior Vice President of Human Resources, Boston Scientific; President of Integrated People Solutions; Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp.
Constance K. Weaver TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1952	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, TIAA.org, or by calling 800-223-1200.

118	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

Approval of investment management agreement (unaudited)

Board approval of the investment management agreement for the TIAA-CREF Small/Mid-Cap Equity Fund

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of the TIAA-CREF Funds (the “Trust”) is responsible for determining whether to initially approve, after an initial two-year period, and subsequently annually renew the investment management agreement (the “Agreement”) between Teachers Advisors, LLC (formerly known as Teachers Advisors, Inc.) (“TAL”) and the Trust on behalf of each of its series. Under the Agreement, TAL is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Trust. Below is a summary of the process the Board undertook related to the initial approval of the Agreement with respect to the Small/Mid-Cap Equity Fund (the “Fund”).

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Agreement be approved by the Board, including a majority of those Trustees who are considered independent in that they have no direct or indirect interest in the Agreement, and are not “interested persons” of the Trust, as that term is defined in the 1940 Act. All of the Trustees are independent persons under the 1940 Act.

Overview of the approval process

The Board held a meeting on May 24, 2016, at which it considered the initial approval of the Agreement with respect to the Fund using the process established by the Board. As part of this process, the Board delegated certain tasks to its Operations and Investment Committees. During a series of meetings held prior to the May 2016 Board meeting, the Board and the Committees requested information and follow-up materials from TAL representatives, with input from legal counsel to the Trustees and legal counsel to TAL and the Trust, and then evaluated the information produced in accordance with such guidance and requests.

Among other matters, the Board requested and reviewed reports with respect to the Fund by the Board Reporting and Compliance unit of Broadridge Financial Solutions, Inc. (“Broadridge”), using data from Lipper, Inc., which is an independent provider of investment company data. Broadridge is widely recognized as a leading provider of comparative analyses used by independent directors and trustees of investment companies during their advisory contract review processes.

Based on guidance provided by the Board, Broadridge produced, among other information, expense comparison data regarding the Fund, including data relating to the Fund’s proposed management fee rate and total expense ratio. Broadridge also compared this data, as relevant, for the Fund against a universe of investment companies and against a more selective peer group of mutual funds with similar investment objectives and strategies, each of which was selected by Broadridge independent of any input from TAL or the Board.

Among other matters, the Board also requested and reviewed various information provided by TAL to facilitate the Trustees’ evaluation of the reasonableness of any potential profits to be earned by TAL with respect to its services to the Fund pursuant to the Agreement. In this connection, the Board recognized that different Trustees could, and likely would, give different weight to different factors when evaluating the profits anticipated to be realized by TAL, which is also true of their assessment of the Fund’s management fee rate and other aspects of the proposed approval of the Agreement. The Trustees met in private sessions at which no TAL representatives were present to discuss the proposed approval of the Agreement for the Fund.

In advance of the Board meeting held on May 24, 2016, legal counsel for the Trustees requested on behalf of the Board, and TAL provided, information that was designed to assist the Board in its consideration of whether to approve the Agreement for the Fund. In addition to the data provided by Broadridge as described above, this information included, but was not limited to, the following: (1) performance information related to any other fund, account or sleeve of an account with a similar investment strategy already managed by TAL and a comparison of these products’ performance to a benchmark index and a peer group identified by Broadridge; (2) an explanation of the methodology for determining the Fund’s benchmark index; (3) a description of any proposed fee waiver or expense reimbursement arrangements; (4) a comparison of the Fund’s fee rate under the Agreement to the fee rates of any other comparable accounts managed by TAL or certain of its affiliates; (5) any “fall-out” benefits that were identified as reasonably likely to accrue to TAL or its affiliates due to their relationship with the Fund aside from TAL’s direct fee payments pursuant to the Agreement; (6) information regarding TAL’s financial resources, senior professional personnel, overall staffing levels, portfolio manager compensation arrangements, insurance coverage, portfolio trading and best execution practices, and any potential conflicts of interest identified by TAL in connection with rendering services to the Fund; (7) information as to any potential profits to be earned by TAL in connection with its services pursuant to the Agreement; (8) a copy of the Agreement and certain related agreements between the Fund and affiliates of TAL; and (9) proposed narrative explanations of reasons why the Board should approve the Agreement. The Trustees were also given the opportunity to ask questions and request additional information.

In considering whether to approve the Agreement with respect to the Fund, the Board reviewed various factors with respect to the Fund, including: (1) the nature, extent and quality of services to be provided by TAL to the Fund; (2) the investment performance of any similarly managed funds, accounts or sleeves of accounts also managed by TAL; (3) the costs of the services to be provided to the Fund and the potential profits to be realized (if any) by TAL and its affiliates from their relationship with the Fund; (4) fees charged to comparable mutual funds by other advisers; (5) the extent to which economies of scale are anticipated to be realized as the Fund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by TAL with other clients to whom TAL provides comparable services; and (8) any other benefits anticipated to be derived by TAL or its affiliates from their relationship with the Fund. As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve the Agreement.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	119

Approval of investment management agreement (unaudited)

In reaching its decisions regarding the approval of the Agreement for the Fund, the Board took into account the information described above, other information provided to the Board in connection with this process, information provided to the Board in connection with the March 2016 renewal of the Agreement for certain existing series of the Trust and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Trust. In addition, the Board received and considered information from its legal counsel as to certain relevant guidelines that relate to the approval process under Section 15(c) of the 1940 Act and certain other legal authorities.

In deciding whether to approve the Agreement for the Fund, each Trustee may have accorded different weight to different factors and, thus, each Trustee may have had a different basis for his or her ultimate decision to vote to approve the Agreement for the Fund. At its meeting on May 24, 2016, the Board voted unanimously to approve the Agreement for the Fund. Set forth below is a summary of the primary factors the Board considered with respect to the Fund.

The nature, extent and quality of services

The Board considered the level and depth of knowledge of TAL, including the professional experience and qualifications of its personnel. The Board also considered that TAL is an experienced investment adviser that has managed the existing series of the Trust since their operations commenced. Investment professionals at TAL or its affiliates also manage various accounts of the College Retirement Equities Fund (“CREF”), the TIAA-CREF Life Funds (the “Life Funds”) and TIAA Separate Account VA-1. Under the Agreement, TAL is responsible for, among other duties: managing the assets of the Fund, including conducting research, recommending investments and placing orders to buy and sell securities for the Fund’s investment portfolio; active monitoring of the investment portfolio by various personnel with specific responsibility for the particular types of investments in question; reporting on the investment performance of the Fund to the Board on a regular basis; coordinating the activities of the Fund’s service providers; and overseeing the provision of, various administrative services to the Fund. In particular, the Board reviewed the proposed portfolio management team’s experience and any impacts to investment capacity with the launch of the Fund. The Board considered that TAL has carried out these responsibilities in a competent and professional manner with respect to the existing series of the Trust. The Board also considered that TAL has committed significant resources to supporting the Trust and its existing series. It also considered TAL’s compliance program and resources and its compliance record with respect to the existing series of the Trust.

The Board also considered the nature and quality of non-portfolio management services provided by TAL and its affiliates. In this regard, the Board considered its ongoing review of the performance of certain affiliated and unaffiliated service providers, including the quality of services provided by those firms and TAL’s oversight of those service providers and the outsourcing of certain services to other firms.

Investment Performance

The Board considered the investment performance of an existing small/mid-cap equity sleeve within the CREF Stock Account, which has the same investment strategy as the Fund and which is managed by an affiliate of TAL. This review included the sleeve’s performance against its benchmark index and Lipper peers. The Board considered that the performance of this sleeve was in the top quintile versus its peers for the three-year period and in the top half versus its peers for the one-year period ended March 31, 2016.

Cost and profitability

The Board considered pro forma financial and profitability data relating to TAL with respect to the Fund. The Board considered TAL’s projected profit calculations with respect to its services to the Fund both before and after taking into account the costs to be incurred directly or indirectly by TAL in connection with the distribution of shares of the Fund. These estimates projected that the Fund would likely be profitable to TAL a few years after launch. The Board acknowledged the reasonableness of having a management fee rate that permits TAL to maintain and improve the quality of services to be provided to the Fund and recognized the entrepreneurial risk TAL assumes. The Board concluded that any estimated profits to be earned by TAL on its services to the Fund in future years were reasonable in light of various relevant factors.

During its review of TAL’s potential profits, the Board noted its ongoing efforts to examine the level of personnel and other resources available to TAL for its portfolio management and other functions, including the impact of operations related to Nuveen Investments on such resources, so as to assess whether sufficient resources are being devoted to these functions.

Fees charged by other advisers

The Board considered information regarding fees paid to other advisers for managing similar mutual funds, as analyzed by Broadridge. The Board determined that the proposed management fee rate to be charged to the Fund under the Agreement typically was lower than the management fee rates charged to many or most other comparable mutual funds. In this connection, the Board also considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of such similar mutual funds are set and potentially material differences between the Fund and its comparable mutual funds. Additionally, the Board also considered the potential limitations of such comparisons due to, among other factors, the fact that, in many instances, Broadridge based its comparisons on financial data relating to fiscal periods that differed from the period for which the Fund’s data were derived. Based on all factors considered, the Board concluded that the management fee rate under the Agreement with respect to the Fund was reasonable in relation to those charged by appropriate groups of comparable mutual funds.

120	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

concluded

Economies of scale

The Board considered whether TAL is anticipated to experience economies of scale in connection with the operation of the Fund. The Board considered, in connection with the supporting Broadridge data, TAL’s representation that the maximum fee rate that could be charged to the Fund based on its level of assets under the Agreement is comparatively low in relation to peer groups of mutual funds. The Board also considered the extent to which the proposed management fee breakpoint schedule might have a future effect on the Fund’s effective management fee rate. Based on all factors considered, the Board concluded that the Fund’s fee schedule was reasonable in light of projected economies of scale considerations and projected asset levels.

Fee comparison with other TAL clients

The Board considered that neither TAL nor its affiliates manage any registered funds or accounts investment strategies similar to the Fund’s. As previously noted, a TAL affiliate manages an existing sleeve of the CREF Stock Account with a similar strategy, but it charges only an at-cost, Account-level management fee, not a management fee specifically for this sleeve.

Other benefits

The Board also considered additional benefits to TAL and its affiliates that could potentially arise from the Agreement. For example, TAL and its affiliates may benefit from the advisory relationship with the Fund to the extent that this relationship results in potential investors viewing TIAA, of which TAL is an indirect, wholly-owned subsidiary, as a leading retirement plan provider in the academic and nonprofit markets and as a single source for all their financial service needs. Both TAL and certain funds managed by TAL or its affiliates may benefit from economies of scale to the extent they share resources and/or personnel. TAL and the Fund may also benefit from TAL’s ability to acquire investment research related to its commission (i.e., soft dollar) arrangements. Additionally, the Fund may be utilized as an investment option for other products and businesses of TAL and its affiliates, such as variable products, funds of funds and 529 education savings plans.

Synopsis of factors

The Board considered the following specific factors (among others) in connection with its determination to approve the Agreement with respect to the Fund. If the Fund is described in the following discussions as being in the “1st” quintile, it is in the best of five groups (that is, the group has the best performance or the lowest expenses, as the case may be). References below to quintiles are based on data provided to the Board in the reports prepared by Broadridge. The specific management fee and expense factors outlined below are based on the Institutional Class shares of the Fund. Because the Institutional Class generally has lower non-management expenses than the other classes of the Fund, the expenses of these other classes will differ from the expenses shown for the Institutional Class.

•	The Fund’s proposed annual contractual management fee rate is 0.46% of average daily net assets with breakpoints.
•	The Fund’s proposed total expenses, actual management fees and contractual management fees were each in the 1st quintile of the group of comparable funds selected by Broadridge for expense purposes and each in the 1st quintile of the universe of comparable funds selected by Broadridge for expense purposes.

Based primarily on the foregoing factors and considerations, the Board approved the Agreement for the Fund.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	121

Important tax information (unaudited)

For the fiscal year ended October 31, 2016, the TIAA-CREF Funds designate the following distribution amounts (or the maximum amount allowable) as being from Section 1250 gains and net long-term capital gains.

Fund	Section 1250 gains	Long-term capital gains	Total
Enhanced Large-Cap Growth Index	$2,004	$178,189,419	$178,191,423
Enhanced Large-Cap Value Index	—	117,076,892	117,076,892
Growth & Income	—	305,290,221	305,290,221
Large-Cap Growth	—	114,772,209	114,772,209
Large-Cap Value	247,309	256,172,491	256,419,800
Mid-Cap Growth	—	136,157,352	136,157,352
Mid-Cap Value	1,396,114	451,398,206	452,794,320
Small-Cap Equity	362,186	183,493,918	183,856,104
Small/Mid-Cap Equity	—	—	—
Social Choice Equity	—	111,501,431	111,501,431
Social Choice Low Carbon Equity	256	2,168	2,424
Emerging Markets Equity	—	—	—
Enhanced International Equity Index	—	—	—
Global Natural Resources	—	—	—
International Equity	—	—	—
International Opportunities	—	—	—
Social Choice International Equity	—	—	—

For the fiscal year ended October 31, 2016, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage
Enhanced Large-Cap Growth Index	92.99%
Enhanced Large-Cap Value Index	92.66
Growth & Income	100.00
Large-Cap Growth	100.00
Large-Cap Value	71.57
Mid-Cap Growth	100.00
Mid-Cap Value	87.79
Small-Cap Equity	55.69
Small/Mid-Cap Equity	100.00
Social Choice Equity	100.00
Social Choice Low Carbon Equity	90.97
Emerging Markets Equity	94.28
Enhanced International Equity Index	73.50
Global Natural Resources	94.01
International Equity	92.09
International Opportunities	83.65
Social Choice International Equity	92.73

For the fiscal year ended October 31, 2016, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage
Enhanced Large-Cap Growth Index	91.30%
Enhanced Large-Cap Value Index	83.86
Growth & Income	100.00
Large-Cap Growth	100.00
Large-Cap Value	69.39
Mid-Cap Growth	100.00
Mid-Cap Value	80.92
Small-Cap Equity	55.44
Small/Mid-Cap Equity	100.00
Social Choice Equity	99.00
Social Choice Low Carbon Equity	87.76
Emerging Markets Equity	0.46
Enhanced International Equity Index	0.00
Global Natural Resources	25.47
International Equity	0.00
International Opportunities	0.00
Social Choice International Equity	0.00

The Emerging Markets Equity, Enhanced International Equity Index, International Equity, International Opportunities, and Social Choice International Equity Funds received income from foreign sources during the year ended October 31, 2016 of $19,920,463 ($0.17248 per share), $38,780,538 ($0.17511 per share), $70,669,174 ($0.17320 per share), $19,439,735 ($0.15111 per share), and $670,126 ($0.25718 per share), respectively, and paid taxes to foreign countries during the year ended October 31, 2016 of $2,773,855 ($0.02402 per share), $2,841,977 ($0.01283 per share), $4,396,893 ($0.01078 per share), $1,670,553 ($0.01299 per share), and $57,333 ($0.02200 per share), respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2016, which will be reported in conjunction with your 2016 Form 1099-DIV.

By early 2017, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

122	2016 Annual Report ■ TIAA-CREF Funds: Equity Funds

Additional information about index providers (unaudited)

Russell Indexes

The Russell 1000® Index, the Russell 2000® Index, the Russell 2500® Index, the Russell 3000® Index, the Russell 1000 Value Index, the Russell 1000 Growth Index, the Russell Midcap® Growth Index and the Russell Midcap Value Index are trademarks/service marks of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The funds are not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the funds nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE OR THE RESULTS OF THE USE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITIES (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Standard & Poor’s Index

The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the TIAA-CREF Growth & Income Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the TIAA-CREF Growth & Income Fund.

MSCI Indexes

The funds are not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by Teachers Advisors, LLC. None of the MSCI parties makes any representation or warranty, express or implied, to the issuer or owners of these funds or any other person or entity regarding the advisability of investing in funds generally or in these funds particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to these funds or the issuer or owners of these funds or any other person or entity. None of the MSCI parties has any obligation to take the needs of the issuer or owners of these funds or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI parties is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of these funds to be issued or in the determination or calculation of the equation by or the consideration into which these funds is redeemable. Further, none of the MSCI parties has any obligation or liability to the issuer or owners of these funds or any other person or entity in connection with the administration, marketing or offering of these funds.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THESE FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of these securities, products or funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote these securities without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

TIAA-CREF Funds: Equity Funds ■ 2016 Annual Report	123

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How to reach us

TIAA website

TIAA.org

24 hours a day, 7 days a week

Automated telephone service

800-842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800-842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

9 a.m. to 6 p.m. (ET), Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not FDIC insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value.

TIAA Global Asset Management provides investment advice and portfolio management services through TIAA and over a dozen affiliated registered investment advisers. TIAA-CREF Individual & Institutional Services, LLC, Teachers Personal Investors Services, Inc., and Nuveen Securities, LLC, members FINRA and SIPC, distribute securities products.

©2016 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206

730 Third Avenue
New York, NY 10017-3206

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730 Third Avenue
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C35113	A12446 (12/16)

2016 Annual Report October 31, 2016
TIAA-CREF Funds

Equity Index Funds

Understanding your report from TIAA-CREF Funds

For the purposes of this report, “TIAA-CREF Funds” refers only to the TIAA-CREF Equity Index Funds listed on the cover of this report.

This annual report contains information about the holdings and investment performance of the TIAA-CREF Funds as of October 31, 2016. The report contains three main sections:

•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of October 31, 2016.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time, based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the TIAA-CREF Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports, instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ portfolio holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at TIAA.org; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of October 31 or April 30; Form N-Q filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. (Call 202-551-8090 for more information.)

Proxy voting

TIAA-CREF Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at www.sec.gov. You can also call us at 800-842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at www.sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, LLC (formerly known as Teachers Advisors, Inc.). The members of these teams are responsible for the day-to-day investment management of the funds.

2	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

TIAA-CREF Market Monitor

U.S. and emerging markets post gains, foreign developed market stocks decline

For the twelve months ended October 31, 2016, U.S. stocks posted mid-single-digit gains overall, weighed down by investor concerns over slow global economic growth and uncertainty about future interest-rate increases. The Russell 3000® Index, a broad-based measure of the U.S. stock market, returned 4.2%. Among international equities, emerging markets advanced while developed markets declined.

U.S. economy builds momentum toward period-end

Gross domestic product (GDP), which measures the value of all goods and services produced in the United States, grew at an annual rate of 0.9% in the fourth quarter of 2015, dipped to 0.8% in the first quarter of 2016, edged up to 1.4% in the second quarter and jumped to 3.2% in the third quarter, according to the government’s second estimate. The acceleration in third-quarter GDP growth reflected an increase in personal consumption expenditures, exports and private inventory investment.

U.S. labor markets were resilient. Unemployment generally remained at 4.9% to 5.0% throughout the twelve-month period—dipping to 4.7% in May—and nonfarm payroll growth ranged between 144,000 and 271,000 jobs in every month of 2016 except for May, when it was 24,000. Housing demand remained strong, with existing home sales reaching a nine-year high in May. Consumer confidence climbed to a nine-year high in September, and small business confidence peaked in July.

The Consumer Price Index, a key measure of inflation, increased to 1.5% for the twelve-month period. The price of a barrel of West Texas Intermediate crude oil closed the period at $47, marginally higher than where it began on November 1, 2015, but it was highly volatile, dropping to $26 in February and recovering to $51 in June.

Value stocks top growth stocks across capitalizations

November 1, 2015–October 31, 2016

Source: U.S. investment grade: Returns of small-, mid- and large-cap value stocks are based on the Russell 2000 Value, Russell Midcap® Value and Russell 1000® Value indexes, respectively. Returns of small-, mid- and large-cap growth stocks are based on the Russell 2000 Growth, Russell Midcap Growth and Russell 1000 Growth indexes, respectively.

Investors prefer value over growth

U.S. value stocks outperformed their growth-oriented peers across all market capitalizations for the twelve months, with greater discrepancy among small- and mid-capitalizations.

In the broader market that combined both value and growth styles, equity gains for the period were relatively even across market capitalizations, with the large-cap S&P 500 Index returning 4.5%, compared with the 4.1% gain of the small-cap Russell 2000® Index.

Internationally, the MSCI All Country World ex USA Index, which covers stocks in 45 developed and emerging market nations, returned 0.2%. Emerging markets, as measured by the MSCI Emerging Markets Index, gained 9.3%, significantly outperforming the –3.2% return of non-U.S. developed market stocks, as measured by the MSCI EAFE Index, which tracks stock performance in 21 developed market nations outside North America.

Domestic investment-grade fixed-rate bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 4.4%. Global market volatility, along with historically low interest rates in major foreign countries, resulted in strong demand for U.S. fixed-income securities. Investment-grade corporate bonds were the strongest-performing sector within the Bloomberg Barclays Aggregate index.

Fed raises rates once, other central banks ease

Early in the period, plunging oil prices precipitated a drop in stock prices. The U.S. Federal Reserve raised the federal funds target rate in December 2015 to a range of 0.25%—-0.50%, the first increase in this key short-term interest-rate benchmark in nine years.

In the early months of 2016, the People’s Bank of China cut bank reserve ratio requirements to promote bank lending and boost liquidity in response to concerns about its slowing economy. The European Central Bank (ECB) cut its key short-term lending and deposit rates and extended its bond-buying program into March 2017 to stimulate the European economy. The Bank of Japan introduced negative interest rates in a surprise stimulus effort.

In June 2016, attention turned to the United Kingdom and “Brexit,” its vote to leave the European Union. After initial volatility, markets rebounded. The ECB redoubled its efforts to revive Europe’s economy by buying corporate bonds, while the Bank of Japan and Bank of China stayed on the sidelines.

In the final months of the period, speculation rose that the Fed would likely raise rates again in December 2016. Uncertainty about the outcome of the U.S. election kept financial market gains modest, and yields on the 10-year U.S. Treasury note, which began the period at 2.20%, finished at 1.84% on October 31, 2016 (bond yields move in the opposite direction of prices).

TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	3

About the funds’ benchmarks

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI EAFE Index measures the performance of the leading stocks in 21 developed market countries outside North America—in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index measures the performance of the leading stocks in 23 emerging market countries in Europe, Asia, Africa, Latin America and the Middle East.

Large-cap indexes

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

Russell 1000, Russell 2000 and Russell 3000 are trademarks and service marks of Russell Investments. TIAA products are not promoted or sponsored by, or affiliated with, Russell Investments. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

4	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear on the performance pages are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs or the costs incurred by the fund for buying and selling securities. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2016–October 31, 2016).

Actual expenses

The first section of each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses may have been higher.

Hypothetical example for comparison purposes

The second line in each share class’s entry shows hypothetical account values and expenses based on the share class’s actual expense ratio for the six-month period and an assumed 5% per year rate of return before expenses. This was not the share class’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period but rather allows you to compare the ongoing costs of investing in the fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	5

Equity Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2016
Information technology	20.8
Financials	14.4
Health care	13.1
Consumer discretionary	12.7
Industrials	10.3
Consumer staples	8.8
Energy	6.6
Real estate	4.1
Utilities	3.4
Materials	3.3
Telecommunication services	2.3
Short-term investments, other assets & liabilities, net	0.2
Total	100.0
Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2016
More than $50 billion	51.9
More than $15 billion–$50 billion	23.1
More than $2 billion–$15 billion	20.4
$2 billion or less	4.6
Total	100.0

Performance for the twelve months ended October 31, 2016

The Equity Index Fund returned 4.24% for the Institutional Class, compared with the 4.24% return of its benchmark, the Russell 3000® Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund’s return matched that of its benchmark index, despite the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Amid volatility, equity markets advance as U.S. growth continues

The U.S. economy grew at an annualized rate of 3.2% for the third quarter of 2016, according to the government’s second estimate of Gross Domestic Product, which measures the value of all goods and services produced in the nation. This growth represented the biggest increase in domestic economic activity in two years, reflecting solid contributions from consumer spending, exports and private-sector expenditures. Unemployment remained virtually unchanged, hovering around 5.0% and declining to 4.9% in October 2016. In mid-December 2015, the Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark—to a range of 0.25%–0.50%, signaling the Fed’s intention to gradually normalize interest rates consistent with ongoing economic growth.

Domestic equity markets advanced during the period but remained volatile as investors anticipated the U.S. elections and grew concerned about the duration of the market’s long rise since 2009. Investors were encouraged by solid economic data but discouraged by fears of further Fed rate hikes. Stocks stumbled in the early summer after Britain’s vote to exit from the European Union but quickly regained lost ground, with the S&P 500 Index reaching an all-time high in early August 2016.

Performance as of October 31, 2016

		Total	Average annual
		return	total return
Equity Index Fund	Inception date	1 year	5 years		10 years
Institutional Class	7/1/1999	4.24%	13.31%		6.74%
Advisor Class	12/4/2015	4.29 *	13.32	*	6.74	*
Premier Class	9/30/2009	4.07	13.14		6.63	*
Retirement Class	3/31/2006	3.99	13.03		6.47
Retail Class	3/31/2006	3.99	12.98		6.49
Russell 3000 Index	—	4.24	13.35		6.76

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

6	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

For the twelve-month period, the Russell 3000 Index, a broad measure of the U.S. stock market, returned 4.24%. Large caps outperformed small- and mid-cap stocks, while value stocks topped their growth counterparts. (Returns by investment style and capitalization size are based on the Russell Indexes.)

For the ten years ended October 31, 2016, the Russell 3000 Index earned an average annual return of 6.76%, underperforming the 8.22% average annual gain of the Russell 1000® Growth Index, but outperforming both the 5.35% and the 5.96% average annual returns of the Russell 1000 Value Index and the Russell 2000® Index, respectively.

Technology leads the benchmark higher

Nine out of eleven industry sectors of the Russell 3000 Index generated positive returns, and three achieved double-digit gains. Information technology, the benchmark’s most heavily weighted sector at period-end, earned 10.0% and made the largest contribution to returns, benefiting from rising sales and profit growth. Consumer staples made the second-largest contribution, rising 8.4%. Solid gains from two of the smaller sectors, utilities (up 17.7%) and telecommunication services (up 10.6%) also helped the benchmark’s performance. Together, these four sectors represented more than one-third of the index’s total market capitalization on October 31, 2016.

With a –4.2% return, health care was the worst-performing sector and the largest detractor from the benchmark’s performance. Consumer discretionary also suffered losses at –1.8% as department store sales remained relatively tepid.

Four of the benchmark’s five largest stocks outperform

Four of the benchmark’s five largest stocks posted higher returns than the overall index performance for the twelve months. Johnson & Johnson, Microsoft and Alphabet, the parent company of Google, all generated double-digit gains, while Exxon Mobil, the benchmark’s largest stock, modestly outperformed the broad market. Apple fell during the period, hurt by declining iPhone sales.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2016
Equity Index Fund	Beginning account value (5/1/16)	Ending account value (10/31/16)	Expenses paid during period* (5/1/16– 10/31/16)
Actual return
Institutional Class	$1,000.00	$1,041.80	$0.26
Advisor Class‡	1,000.00	1,042.46	–0.10
Premier Class	1,000.00	1,041.23	1.03
Retirement Class	1,000.00	1,040.57	1.54
Retail Class	1,000.00	1,040.44	1.80
5% annual hypothetical return
Institutional Class	1,000.00	1,024.89	0.25
Advisor Class§	1,000.00	1,025.26	–0.10
Premier Class	1,000.00	1,024.13	1.02
Retirement Class	1,000.00	1,023.63	1.53
Retail Class	1,000.00	1,023.38	1.78

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.05% for the Institutional Class, –0.02% for the Advisor Class, 0.20% for the Premier Class, 0.30% for the Retirement Class and 0.35% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.
‡	For the Advisor Class, “Expenses paid during the period” includes a downward expense adjustment that impacted the fund’s actual expense ratio, causing it to be negative. Recognizing expenses evenly throughout the year, the “Ending account value” would be $1,041.80, “Expenses paid during the period” would be $0.58 and the fund’s annualized six-month expense ratio would have been 0.11%.
§	For the Advisor Class, “Expenses paid during the period” includes a downward expense adjustment that impacted the fund’s actual expense ratio, causing it to be negative. Recognizing expenses evenly throughout the year, the “Ending account value” would be $1,024.57 and the “Expenses paid during the period” would be $0.57.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	7

Large-Cap Growth Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2016
Information technology	32.3
Consumer discretionary	20.5
Health care	15.7
Industrials	10.5
Consumer staples	9.8
Materials	3.5
Financials	2.9
Real estate	2.8
Telecommunication services	1.2
Energy	0.6
Short-term investments, other assets & liabilities, net	0.2
Total	100.0
Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2016
More than $50 billion	58.1
More than $15 billion–$50 billion	24.3
More than $2 billion–$15 billion	17.4
$2 billion or less	0.2
Total	100.0

Performance for the twelve months ended October 31, 2016

The Large-Cap Growth Index Fund returned 2.29% for the Institutional Class, compared with the 2.28% return of its benchmark, the Russell 1000® Growth Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund’s return slightly surpassed that of its benchmark index, despite the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark. During the twelve months, the fund participated in a securities lending program.

Amid volatility, equity markets advance as U.S. growth continues

The U.S. economy grew at an annualized rate of 3.2% for the third quarter of 2016, according to the government’s second estimate of Gross Domestic Product, which measures the value of all goods and services produced in the nation. This growth represented the biggest increase in domestic economic activity in two years, reflecting solid contributions from consumer spending, exports and private-sector expenditures. Unemployment remained virtually unchanged, hovering around 5.0% and declining to 4.9% in October 2016. In mid-December 2015, the Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark—to a range of 0.25%–0.50%, signaling the Fed’s intention to gradually normalize interest rates consistent with ongoing economic growth.

Domestic equity markets advanced during the period but remained volatile as investors anticipated the U.S. elections and grew concerned about the duration of the market’s long rise since 2009. Investors were encouraged by solid economic data but discouraged by fears of further Fed rate hikes. Stocks stumbled in the early summer after Britain’s vote to exit from the European Union but quickly regained lost ground, with the S&P 500 Index reaching an all-time high in early August 2016.

Performance as of October 31, 2016

		Total return		Average annual total return
Large-Cap Growth Index Fund	Inception date	1 year		5 years		10 years
Institutional Class	10/1/2002	2.29%		13.58%		8.15%
Advisor Class	12/4/2015	2.23	*	13.56	*	8.14	*
Retirement Class	10/1/2002	2.02		13.31		7.87
Russell 1000 Growth Index	—	2.28		13.65		8.22

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If those higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.

8	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

For the twelve-month period, the Russell 3000® Index, a broad measure of the U.S. stock market, returned 4.24%. Large caps outperformed small- and mid-cap stocks, while value stocks topped their growth counterparts. (Returns by investment style and capitalization size are based on the Russell Indexes.)

For the ten years ended October 31, 2016, the Russell 1000 Growth Index had an average annual gain of 8.22%, outperforming the 5.35% and 6.76% average annual returns of the Russell 1000 Value Index and the Russell 3000 Index, respectively.

Technology leads the benchmark higher

Eight out of eleven industry sectors in the Russell 1000 Growth Index generated positive returns for the period. Information technology, the most heavily weighted sector at period-end, rose 8.4% and made the largest contribution to returns. Consumer discretionary, the second-largest sector, returned –1.1%. Health care, the third-largest sector, had the second-worst performance, with a return of –8.9%, while consumer staples and industrials gained 5.0% and 3.0%, respectively. Together, these five sectors represented 88.2% of the benchmark’s total market capitalization at period-end. With a –13.8% return, energy was the worst-performing sector, but its weighting was just 0.6% at period-end.

Four of the benchmark’s five largest stocks outperform

Four of the benchmark’s five largest stocks posted higher returns than the overall index performance for the twelve months. These were Facebook, Amazon.com, Microsoft and Alphabet, the parent company of Google, all of which generated double-digit gains. Apple, the benchmark’s largest stock, underperformed for the period, hurt by declining iPhone sales.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2016
Large-Cap Growth Index Fund	Beginning account value (5/1/16)	Ending account value (10/31/16)	Expenses paid during period* (5/1/16– 10/31/16)
Actual return
Institutional Class	$1,000.00	$1,037.02	$0.31
Advisor Class	1,000.00	1,037.04	0.72
Retirement Class	1,000.00	1,035.83	1.59
5% annual hypothetical return
Institutional Class	1,000.00	1,024.83	0.31
Advisor Class	1,000.00	1,024.43	0.71
Retirement Class	1,000.00	1,023.58	1.58

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.06% for the Institutional Class, 0.14% for the Advisor Class and 0.31% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	9

Large-Cap Value Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2016
Financials	24.6
Energy	13.2
Health care	10.6
Information technology	9.8
Industrials	9.7
Consumer staples	8.8
Utilities	6.5
Consumer discretionary	5.0
Real estate	4.8
Telecommunication services	3.7
Materials	2.9
Short-term investments, other assets & liabilities, net	0.4
Total	100.0
Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2016
More than $50 billion	52.8
More than $15 billion–$50 billion	26.8
More than $2 billion–$15 billion	20.2
$2 billion or less	0.2
Total	100.0

Performance for the twelve months ended October 31, 2016

The Large-Cap Value Index Fund returned 6.37% for the Institutional Class, compared with the 6.37% return of its benchmark, the Russell 1000® Value Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund’s return matched that of its benchmark index, despite the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Amid volatility, equity markets advance as U.S. growth continues

The U.S. economy grew at an annualized rate of 3.2% for the third quarter of 2016, according to the government’s second estimate of Gross Domestic Product, which measures the value of all goods and services produced in the nation. This growth represented the biggest increase in domestic economic activity in two years, reflecting solid contributions from consumer spending, exports and private-sector expenditures. Unemployment remained virtually unchanged, hovering around 5.0% and declining to 4.9% in October 2016. In mid-December 2015, the Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark—to a range of 0.25%–0.50%, signaling the Fed’s intention to gradually normalize interest rates consistent with ongoing economic growth.

Domestic equity markets advanced during the period but remained volatile as investors anticipated the U.S. elections and grew concerned about the duration of the market’s long rise since 2009. Investors were encouraged by solid economic data but discouraged by fears of further Fed rate hikes. Stocks stumbled in the early summer after Britain’s vote to exit from the European Union but quickly regained lost ground, with the S&P 500 Index reaching an all-time high in early August 2016.

Performance as of October 31, 2016

		Total return		Average annual total return
Large-Cap Value Index Fund	Inception date	1 year		5 years		10 years
Institutional Class	10/1/2002	6.37%		13.21%		5.29%
Advisor Class	12/4/2015	6.30	*	13.19	*	5.29	*
Retirement Class	10/1/2002	6.06		12.93		5.04
Russell 1000 Value Index	—	6.37		13.31		5.35

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If those higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.

10	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

For the twelve-month period, the Russell 3000® Index, a broad measure of the U.S. stock market, returned 4.24%. Large caps outperformed small- and mid-cap stocks, while value stocks topped their growth counterparts. (Returns by investment style and capitalization size are based on the Russell Indexes.)

For the ten years ended October 31, 2016, the Russell 1000 Value Index had an average annual gain of 5.35%, compared with the 8.22% average annual return of the Russell 1000 Growth Index and the 6.76% average annual advance of the Russell 3000 Index.

Utilities rally, supporting benchmark gains

Ten of the eleven industry sectors of the fund’s benchmark posted gains for the period. Utilities and information technology contributed most to the benchmark’s return, advancing 17.7% and 13.8%, respectively. Sizable gains also came from materials at 13.6% and consumer staples at 12.8%. These four sectors constituted more than one-quarter of the index’s total market capitalization on October 31, 2016. Consumer discretionary was the only sector to suffer losses at –3.3% as department store sales remained relatively tepid.

Three of the benchmark’s five largest stocks outperform

Three of the benchmark’s five largest stocks posted higher returns than the overall index performance for the twelve months. These were Johnson & Johnson, AT&T and JPMorgan Chase, all of which generated double-digit gains. Despite advancing, the stocks of Berkshire Hathaway and Exxon Mobil trailed the broad market.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2016
Large-Cap Value Index Fund	Beginning account value (5/1/16)	Ending account value (10/31/16)	Expenses paid during period* (5/1/16– 10/31/16)
Actual return
Institutional Class	$1,000.00	$1,043.16	$0.31
Advisor Class‡	1,000.00	1,043.82	0.00
Retirement Class	1,000.00	1,041.89	1.59
5% annual hypothetical return
Institutional Class	1,000.00	1,024.83	0.31
Advisor Class§	1,000.00	1,025.14	0.00
Retirement Class	1,000.00	1,023.58	1.58

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.06% for the Institutional Class, 0.00% for the Advisor Class and 0.31% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.
‡	For the Advisor Class, “Expenses paid during the period” includes a downward expense adjustment that impacted the fund’s actual expense ratio, causing it to be negative. Recognizing expenses evenly throughout the year, the “Ending account value” would be $1,042.60, “Expenses paid during the period” would be $0.62 and the fund’s annualized six-month expense ratio would have been 0.12%.
§	For the Advisor Class, “Expenses paid during the period” includes a downward expense adjustment that impacted the fund’s actual expense ratio, causing it to be negative. Recognizing expenses evenly throughout the year, the “Ending account value” would be $1,024.53 and the “Expenses paid during the period” would be $0.61.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	11

S&P 500 Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2016
Information technology	21.4
Health care	13.6
Financials	13.5
Consumer discretionary	12.3
Consumer staples	10.0
Industrials	9.9
Energy	7.2
Utilities	3.4
Real estate	2.9
Materials	2.9
Telecommunication services	2.5
Short-term investments, other assets & liabilities, net	0.4
Total	100.0
Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2016
More than $50 billion	62.3
More than $15 billion–$50 billion	27.5
More than $2 billion–$15 billion	10.2
Total	100.0

Performance for the twelve months ended October 31, 2016

The S&P 500 Index Fund returned 4.47% for the Institutional Class, compared with the 4.51% return of its benchmark, the S&P 500® Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund’s return slightly lagged that of its benchmark index, primarily because of the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Amid volatility, equity markets advance as U.S. growth continues

The U.S. economy grew at an annualized rate of 3.2% for the third quarter of 2016, according to the government’s second estimate of Gross Domestic Product, which measures the value of all goods and services produced in the nation. This growth represented the biggest increase in domestic economic activity in two years, reflecting solid contributions from consumer spending, exports and private-sector expenditures. Unemployment remained virtually unchanged, hovering around 5.0% and declining to 4.9% in October 2016. In mid-December 2015, the Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark—to a range of 0.25%–0.50%, signaling the Fed’s intention to gradually normalize interest rates consistent with ongoing economic growth.

Domestic equity markets advanced during the period but remained volatile as investors anticipated the U.S. elections and grew concerned about the duration of the market’s long rise since 2009. Investors were encouraged by solid economic data but discouraged by fears of further Fed rate hikes. Stocks stumbled in the early summer after Britain’s vote to exit from the European Union but quickly regained lost ground, with the S&P 500 Index reaching an all-time high in early August 2016.

Performance as of October 31, 2016

		Total return		Average annual total return
S&P 500 Index Fund	Inception date	1 year		5 years		10 years
Institutional Class	10/1/2002	4.47%		13.49%		6.64%
Advisor Class	12/4/2015	4.46	*	13.49	*	6.64	*
Retirement Class	10/1/2002	4.19		13.20		6.38
S&P 500 Index	—	4.51		13.57		6.70

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If those higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.

12	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Investors favored the stocks of large-capitalization companies for their relative stability, higher liquidity and dividend yields. As a result, the predominantly large-cap S&P 500 Index gained more than the 4.24% return of the Russell 3000® Index at period-end. A substantial portion of the Russell 3000 consists of small-and mid-cap stocks, both of which underperformed large caps for the period.

For the ten years ended October 31, 2016, the S&P 500 Index posted an average annual gain of 6.70%, compared with an average annual return of 6.76% for the Russell 3000 Index.

Technology leads the benchmark higher

Nine of the eleven sectors in the benchmark increased in value during the twelve month period. Information technology, the largest sector in the benchmark, gained 10.8%, benefiting from rising sales and profit growth. Consumer staples and industrials also outperformed, gaining 8.6% and 7.5%, respectively. Collectively, the three sectors made up more than 40.0% of the index’s total market capitalization as of October 31, 2016. Among the other large sectors in the index, the health care and consumer discretionary sectors both declined, with returns of –4.0% and -–1.8%, respectively, during the period. Utilities, one of the smaller sectors, had the highest returns, with a gain of 17.1%.

Three of the benchmark’s five largest stocks outperform

Three of the benchmark’s five largest stocks posted higher returns than the overall index performance for the twelve months. Johnson & Johnson, Microsoft and Alphabet, the parent company of Google, all generated double-digit gains, while Exxon Mobil, the benchmark’s largest stock, modestly underperformed the broad market. Apple fell during the period, hurt by declining iPhone sales.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2016
S&P 500 Index Fund	Beginning account value (5/1/16)	Ending account value (10/31/16)	Expenses paid during period* (5/1/16– 10/31/16)
Actual return
Institutional Class	$1,000.00	$1,040.21	$0.26
Advisor Class	1,000.00	1,040.66	0.21
Retirement Class	1,000.00	1,039.13	1.54
5% annual hypothetical return
Institutional Class	1,000.00	1,024.89	0.25
Advisor Class	1,000.00	1,024.94	0.20
Retirement Class	1,000.00	1,023.63	1.53

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.05% for the Institutional Class, 0.04% for the Advisor Class and 0.30% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	13

Small-Cap Blend Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2016
Financials	18.5
Information technology	17.7
Industrials	14.1
Health care	13.0
Consumer discretionary	12.6
Real estate	8.1
Materials	4.7
Utilities	4.0
Energy	3.2
Consumer staples	3.1
Telecommunication services	0.8
Short-term investments, other assets & liabilities, net	0.2
Total	100.0
Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2016
More than $15 billion–$50 billion	0.5
More than $2 billion–$15 billion	40.1
$2 billion or less	59.4
Total	100.0

Performance for the twelve months ended October 31, 2016

The Small-Cap Blend Index Fund returned 4.48% for the Institutional Class, compared with the 4.11% return of its benchmark, the Russell 2000® Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund’s return surpassed that of its benchmark index, despite the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark. During the twelve months, the fund participated in a securities lending program.

Amid volatility, equity markets advance as U.S. growth continues

The U.S. economy grew at an annualized rate of 3.2% for the third quarter of 2016, according to the government’s second estimate of Gross Domestic Product, which measures the value of all goods and services produced in the nation. This growth represented the biggest increase in domestic economic activity in two years, reflecting solid contributions from consumer spending, exports and private-sector expenditures. Unemployment remained virtually unchanged, hovering around 5.0% and declining to 4.9% in October 2016. In mid-December 2015, the Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark—to a range of 0.25%–0.50%, signaling the Fed’s intention to gradually normalize interest rates consistent with ongoing economic growth.

Domestic equity markets advanced during the period but remained volatile as investors anticipated the U.S. elections and grew concerned about the duration of the market’s long rise since 2009. Investors were encouraged by solid economic data but discouraged by fears of further Fed rate hikes. Stocks stumbled in the early summer after Britain’s vote to exit from the European Union but quickly regained lost ground, with the S&P 500 Index reaching an all-time high in early August 2016.

Performance as of October 31, 2016

		Total return		Average annual total return
Small-Cap Blend Index Fund	Inception date	1 year		5 years		10 years
Institutional Class	10/1/2002	4.48%		11.79%		6.09%
Advisor Class	12/4/2015	4.46	*	11.78	*	6.09	*
Retirement Class	10/1/2002	4.22		11.51		5.83
Russell 2000 Index	—	4.11		11.51		5.96

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If those higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.

14	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

For the twelve-month period, the Russell 3000® Index, a broad measure of the U.S. stock market, returned 4.24%. Large caps outperformed small- and mid-cap stocks, while value stocks topped their growth counterparts. (Returns by investment style and capitalization size are based on the Russell Indexes.)

For the ten years ended October 31, 2016, the Russell 2000 Index had an average annual return of 5.96%, underperforming the 6.76% average annual gain of the Russell 3000 Index over the same period.

Technology helps drive the benchmark’s returns

Eight of the eleven industry sectors of the Russell 2000 Index generated positive returns for the period. The most heavily weighted sector, information technology, had the biggest impact, with a gain of 11.1%. Positive contributions were also made by materials (up 16.5%), real estate (up 10.7%), consumer staples (up 10.2%) and financials (up 6.4%). Together, these five sectors represented 51.4% of the benchmark’s total market capitalization on October 31, 2016.

Energy was the worst-performing sector with a return of –16.0%, followed by health care, which returned –7.5%. Utilities, a relatively small weighting in the index, had the largest return, gaining 17.0%.

All of the benchmark’s five largest stocks outperform

All of the benchmark’s five largest stocks posted substantially higher returns than the overall index performance for the twelve months. Semiconductor maker Advanced Micro Devices generated triple-digit gains, while technology-related companies Microsemi, Aspen Technology and Curtiss-Wright and electric utility provider IDACORP achieved double-digit returns.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2016
Small-Cap Blend Index Fund	Beginning account value (5/1/16)	Ending account value (10/31/16)	Expenses paid during period* (5/1/16– 10/31/16)
Actual return
Institutional Class	$1,000.00	$1,062.39	$0.31
Advisor Class‡	1,000.00	1,063.02	–0.05
Retirement Class	1,000.00	1,061.57	1.61
5% annual hypothetical return
Institutional Class	1,000.00	1,024.83	0.31
Advisor Class§	1,000.00	1,025.19	–0.05
Retirement Class	1,000.00	1,023.58	1.58

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.06% for the Institutional Class, –0.01% for the Advisor Class and 0.31% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.
‡	For the Advisor Class, “Expenses paid during the period” includes a downward expense adjustment that impacted the fund’s actual expense ratio, causing it to be negative. Recognizing expenses evenly throughout the year, the “Ending account value” would be $1,062.40, “Expenses paid during the period” would be $0.65 and the fund’s annualized six-month expense ratio would have been 0.12%.
§	For the Advisor Class, “Expenses paid during the period” includes a downward expense adjustment that impacted the fund’s actual expense ratio, causing it to be negative. Recognizing expenses evenly throughout the year, the “Ending account value” would be $1,024.51 and the “Expenses paid during the period” would be $0.63.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	15

Emerging Markets Equity Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2016
Financials	25.2
Information technology	22.7
Consumer discretionary	9.9
Consumer staples	7.4
Energy	7.1
Materials	6.4
Telecommunication services	5.8
Industrials	5.6
Utilities	5.0
Real estate	2.4
Health care	2.4
Short-term investments, other assets & liabilities, net	0.1
Total	100.0
Holdings by country
% of portfolio investments
as of 10/31/2016
China	24.3
Korea	13.4
Taiwan	11.6
India	8.0
Brazil	7.8
South Africa	6.2
United States	4.3
Mexico	3.6
Russia	3.4
Indonesia	2.5
17 other nations	13.3
Short-term investments	1.6
Total	100.0
Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2016
More than $50 billion	22.5
More than $15 billion–$50 billion	33.4
More than $2 billion–$15 billion	40.9
$2 billion or less	3.2
Total	100.0

Performance for the twelve months ended October 31, 2016

The Emerging Markets Equity Index Fund returned 9.25% for the Institutional Class, compared with the 9.27% return of its benchmark, the MSCI Emerging Markets Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund’s return marginally lagged that of its benchmark index. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark. During the twelve months, the fund participated in a securities lending program.

Emerging markets stocks outpace foreign developed and U.S. equities

The MSCI Emerging Markets Index substantially outperformed the –3.23% return of the 21 developed market nations outside North America that comprise the MSCI EAFE Index, as well as the 4.24% rise of the broad U.S. stock market, as measured by the Russell 3000® Index.

Stocks in emerging markets dropped in the first half of the period as oil prices fell, and emerging markets economies and currencies generally weakened. In mid-December 2015, the U.S. Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark. The following month, China’s currency dropped, rekindling concerns about the country’s economy.

A sharp increase in oil prices, resulting from a growing demand for energy and an improvement in supply and demand dynamics, was beneficial for emerging markets stocks. After hitting a low of $26 per barrel in February 2016, the price of oil soared above $50 in June and remained elevated. The asset class continued to gather flows and momentum once financial markets stabilized after the June 2016 Brexit vote. China advanced after an extended period of weakness, and sentiment improved. In the second half of the period, the MSCI Emerging Markets Index gained 9.41%.

Performance as of October 31, 2016

		Total return		Average annual total return
Emerging Markets Equity Index Fund	Inception date	1 year		5 years		since inception
Institutional Class	8/31/2010	9.25%		0.54%		0.87%
Advisor Class	12/4/2015	9.23	*	0.54	*	0.87	*
Premier Class	8/31/2010	9.12		0.40		0.73
Retirement Class	8/31/2010	8.92		0.29		0.62
Retail Class	8/31/2010	8.81		0.13		0.47
MSCI Emerging Markets Index	—	9.27		0.55		1.32	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If those higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.
†	Performance is calculated from the inception date of the Institutional Class.

16	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Brazil soars, leads benchmark performance

Brazil, the fifth-largest index component at period-end, advanced the most at 70.7%, as industrial production and consumer confidence moved higher on the heels of the Rio Olympics. Hungary, Indonesia and Peru followed, gaining 42.9%, 32.3% and 30.5%, respectively, but these nations represented a small portion of the benchmark. Taiwan, the third-largest index segment, rose 17.9%.

Greece lost the most among the components of the MSCI Emerging Markets Index, dropping 42.1%. Poland, Qatar and Turkey also finished lower, losing 11.8%, 7.3% and 6.5%, respectively. Turkey’s decline may have been attributed to an economic slowdown and failed political coup.

Returns of the largest stocks in the benchmark mostly advance

Eight of the ten largest stocks in the benchmark, as measured by market capitalization on October 31, 2016, advanced for the period. Taiwan Semiconductor Manufacturing and Chinese Internet provider Tencent Holdings recorded sizable double-digit gains. However, Chinese online search engine Baidu fell substantially, while China Mobile posted modest losses.

The fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (see the fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception August 31, 2010)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2016
Emerging Markets Equity Index Fund	Beginning account value (5/1/16)	Ending account value (10/31/16)	Expenses paid during period* (5/1/16– 10/31/16)
Actual return
Institutional Class	$1,000.00	$1,093.00	$1.10
Advisor Class	1,000.00	1,094.25	0.89
Premier Class	1,000.00	1,093.21	1.89
Retirement Class	1,000.00	1,092.17	2.42
Retail Class	1,000.00	1,090.91	3.05
5% annual hypothetical return
Institutional Class	1,000.00	1,024.08	1.07
Advisor Class	1,000.00	1,024.28	0.87
Premier Class	1,000.00	1,023.33	1.83
Retirement Class	1,000.00	1,022.82	2.34
Retail Class	1,000.00	1,022.22	2.95

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.21% for the Institutional Class, 0.17% for the Advisor Class, 0.36% for the Premier Class, 0.46% for the Retirement Class and 0.58% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	17

International Equity Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2016
Financials	20.7
Industrials	13.6
Consumer discretionary	12.7
Consumer staples	11.6
Health care	10.7
Materials	7.6
Information technology	5.4
Energy	4.9
Telecommunication services	4.7
Real estate	3.9
Utilities	3.6
Short-term investments, other assets & liabilities, net	0.6
Total	100.0
Holdings by country
% of portfolio investments
as of 10/31/2016
Japan	24.2
United Kingdom	15.6
France	9.4
Switzerland	8.9
Germany	8.9
Australia	7.2
Netherlands	4.1
Hong Kong	3.4
Spain	3.1
Sweden	2.6
20 other nations	10.8
Short-term investments	1.8
Total	100.0
Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2016
More than $50 billion	33.6
More than $15 billion–$50 billion	38.8
More than $2 billion–$15 billion	27.6
Total	100.0

Performance for the twelve months ended October 31, 2016

The International Equity Index Fund returned –2.48% for the Institutional Class, compared with the –3.23% return of its benchmark, the MSCI EAFE Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund’s return surpassed that of its benchmark index, despite the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark. During the twelve months, the fund participated in a securities lending program.

Foreign developed market stocks decline, trail U.S. equities

The environment for foreign developed market equities was somewhat challenging, particularly in the first half of the period. Oil prices hit new lows, the U.S. Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark—and investors worried about the effect of China’s slowdown on global economic growth.

In late June, the surprising outcome of “Brexit,” a referendum whereby citizens of the United Kingdom voted to leave the European Union, initially roiled global equity markets, but they bounced back in July and August. The economies of the eurozone and the United Kingdom showed resilience, but the British currency plummeted. The Japanese yen rose sharply as it became an attractive alternative to the pound. During the last six months of the period, oil prices climbed back to nearly $47 per barrel, developed market central banks held interest rates steady and China’s growth stabilized.

For the twelve months, the MSCI EAFE Index, which measures stock performance in 21 developed market nations outside North America, significantly underperformed the 4.24% gain of the broad U.S. stock market, as measured by the Russell 3000® Index. For the ten years ended October 31, 2016, the MSCI EAFE’s average annual gain was 1.22% compared to the 6.76% average annual return of the Russell 3000 Index.

Performance as of October 31, 2016

		Total return		Average annual total return
International Equity Index Fund	Inception date	1 year		5 years		10 years
Institutional Class	10/1/2002	–2.48%		5.45%		1.38%
Advisor Class	12/4/2015	–2.55	*	5.43	*	1.37	*
Premier Class	9/30/2009	–2.64		5.29		1.27	*
Retirement Class	10/1/2002	–2.77		5.18		1.13
MSCI EAFE Index	—	–3.23		4.99		1.22

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

18	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

U.S. dollar’s strength hampers benchmark returns

Currency translation was a drag on returns across most components of the EAFE. In local currency terms, the EAFE index declined 1.90% at period-end. The United Kingdom and France, two of the largest segments of the EAFE, declined 10.2% and 5.0%, respectively, in U.S.-dollar-based returns. Japan and Norway were the exceptions, rising 3.2% and 2.0% in U.S. dollars, but falling in local currency.

Returns of the benchmark’s largest stocks vary widely

The EAFE index’s largest holdings, as of period-end, produced mixed results. Swiss pharmaceutical companies Novartis and Roche Holding declined most, suffering double-digit losses. Toyota Motor also fell, but more modestly. In contrast, shares of BP achieved the highest gains of the benchmark’s top ten stocks, benefiting from an increase in oil prices. Energy giants Royal Dutch Shell and Total also advanced.

The fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (see the fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2016
International Equity Index Fund	Beginning account value (5/1/16)	Ending account value (10/31/16)	Expenses paid during period* (5/1/16– 10/31/16)
Actual return
Institutional Class	$1,000.00	$1,008.36	$0.30
Advisor Class	1,000.00	1,008.36	0.71
Premier Class	1,000.00	1,007.18	1.06
Retirement Class	1,000.00	1,006.43	1.56
5% annual hypothetical return
Institutional Class	1,000.00	1,024.83	0.31
Advisor Class	1,000.00	1,024.43	0.71
Premier Class	1,000.00	1,024.08	1.07
Retirement Class	1,000.00	1,023.58	1.58

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.06% for the Institutional Class, 0.14% for the Advisor Class, 0.21% for the Premier Class and 0.31% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	19

Summary portfolio of investments

Equity Index Fund  ■  October 31, 2016

				% of net
Shares		Company	Value	assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$119,877,618	1.1%
BANKS
5,225,264		Bank of America Corp	86,216,856	0.8
1,496,335		Citigroup, Inc	73,544,865	0.7
1,841,386		JPMorgan Chase & Co	127,534,394	1.1
2,323,467		Wells Fargo & Co	106,902,717	0.9
		Other	292,157,098	2.6
			686,355,930	6.1
CAPITAL GOODS
293,459		3M Co	48,508,773	0.4
304,483		Boeing Co	43,367,514	0.4
4,643,820		General Electric Co	135,135,162	1.2
381,545		Honeywell International, Inc	41,847,855	0.4
		Other	584,986,485	5.2
			853,845,789	7.6
COMMERCIAL & PROFESSIONAL SERVICES			79,247,005	0.7
CONSUMER DURABLES & APPAREL			165,791,655	1.5
CONSUMER SERVICES
442,277		McDonald’s Corp	49,787,122	0.4
		Other	190,545,021	1.7
			240,332,143	2.1
DIVERSIFIED FINANCIALS
212,847		SPDR Trust Series 1	45,240,630	0.4
		Other	425,892,855	3.8
			471,133,485	4.2
ENERGY
952,104		Chevron Corp	99,732,894	0.9
2,108,952	d	Exxon Mobil Corp	175,717,881	1.5
703,723		Schlumberger Ltd	55,052,250	0.5
		Other	413,767,595	3.7
			744,270,620	6.6
FOOD & STAPLES RETAILING
540,288		CVS Health Corp	45,438,221	0.4
761,805		Wal-Mart Stores, Inc	53,341,586	0.5
		Other	113,678,394	1.0
			212,458,201	1.9
FOOD, BEVERAGE & TOBACCO
998,099		Altria Group, Inc	65,994,306	0.6
1,975,220		Coca-Cola Co	83,749,328	0.7
723,678		PepsiCo, Inc	77,578,282	0.7
789,464		Philip Morris International, Inc	76,135,908	0.7
		Other	271,436,818	2.4
			574,894,642	5.1
HEALTH CARE EQUIPMENT & SERVICES
712,705		Medtronic plc	58,456,064	0.5
466,519		UnitedHealth Group, Inc	65,933,130	0.6
		Other	436,100,516	3.9
			560,489,710	5.0
				% of net
Shares		Company	Value	assets
HOUSEHOLD & PERSONAL PRODUCTS
1,295,020		Procter & Gamble Co	$112,407,736	1.0%
		Other	94,477,307	0.8
			206,885,043	1.8
INSURANCE
960,312	*	Berkshire Hathaway, Inc (Class B)	138,573,021	1.2
		Other	326,267,367	2.9
			464,840,388	4.1
MATERIALS			369,541,473	3.3
MEDIA
1,213,868		Comcast Corp (Class A)	75,041,320	0.7
823,152		Walt Disney Co	76,297,959	0.7
		Other	177,386,126	1.5
			328,725,405	2.9
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
823,648		AbbVie, Inc	45,943,085	0.4
198,119	*	Allergan plc	41,394,984	0.4
381,610		Amgen, Inc	53,868,068	0.5
855,641		Bristol-Myers Squibb Co	43,560,683	0.4
674,568		Gilead Sciences, Inc	49,668,442	0.4
1,394,624		Johnson & Johnson	161,762,438	1.4
1,410,275		Merck & Co, Inc	82,811,348	0.7
3,056,436		Pfizer, Inc	96,919,586	0.9
		Other	343,902,876	3.1
			919,831,510	8.2
REAL ESTATE			465,620,667	4.1
RETAILING
195,956	*	Amazon.com, Inc	154,769,968	1.4
627,393		Home Depot, Inc	76,548,220	0.7
		Other	341,356,146	3.0
			572,674,334	5.1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
2,406,137		Intel Corp	83,901,997	0.7
732,737		Qualcomm, Inc	50,353,687	0.5
		Other	217,974,306	1.9
			352,229,990	3.1
SOFTWARE & SERVICES
148,532	*	Alphabet, Inc (Class A)	120,296,067	1.1
150,771	*	Alphabet, Inc (Class C)	118,285,880	1.1
1,139,108	*	Facebook, Inc	149,211,757	1.3
444,509		International Business Machines Corp	68,316,588	0.6
492,773		MasterCard, Inc (Class A)	52,736,566	0.5
3,840,037		Microsoft Corp	230,095,017	2.0
1,510,460		Oracle Corp	58,031,873	0.5
970,503		Visa, Inc (Class A)	80,076,203	0.7
		Other	542,729,146	4.8
			1,419,779,097	12.6
TECHNOLOGY HARDWARE & EQUIPMENT
2,775,255		Apple, Inc	315,102,453	2.8
2,564,205		Cisco Systems, Inc	78,669,809	0.7
		Other	187,639,172	1.7
			581,411,434	5.2

20	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Equity Index Fund  ■  October 31, 2016

% of net
Shares	Company	Value	assets
TELECOMMUNICATION SERVICES
3,130,883	AT&T, Inc	$115,185,185	1.0%
2,075,439	Verizon Communications, Inc	99,828,616	0.9
Other	46,358,138	0.4
261,371,939	2.3
TRANSPORTATION	231,463,892	1.8
UTILITIES	377,452,111	3.4
TOTAL COMMON STOCKS (Cost $7,876,823,990)	11,260,524,081	99.8

RIGHTS / WARRANTS

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	4,028	0.0
TELECOMMUNICATION SERVICES	49,856	0.0
TOTAL RIGHTS / WARRANTS (Cost $49,944)	53,884	0.0

Principal	Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT	23,100,000	0.2

Shares	Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
162,586,151	c	State Street Navigator Securities Lending Government Money Market Portfolio	162,586,151	1.5
162,586,151	1.5
TOTAL SHORT-TERM INVESTMENTS (Cost $185,686,151)	185,686,151	1.7
TOTAL PORTFOLIO (Cost $8,062,560,085)	11,446,264,116	101.5
OTHER ASSETS & LIABILITIES, NET	(169,581,687)	(1.5)
NET ASSETS	$11,276,682,429	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/16, the aggregate value of securities on loan is $157,291,737.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	21

Summary portfolio of investments

Large-Cap Growth Index Fund  ■  October 31, 2016

			% of net
Shares	Company	Value	assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS		$25,970,677	0.8%
BANKS		8,314,285	0.2
CAPITAL GOODS
196,741	3M Co	32,521,287	0.9
199,529	Boeing Co	28,418,916	0.8
597,134	General Electric Co	17,376,599	0.5
254,420	Honeywell International, Inc	27,904,786	0.8
85,039	Lockheed Martin Corp	20,951,909	0.6
	Other	138,435,947	4.0
		265,609,444	7.6
COMMERCIAL & PROFESSIONAL SERVICES		23,314,704	0.7
CONSUMER DURABLES & APPAREL
442,604	Nike, Inc (Class B)	22,209,869	0.6
	Other	54,114,439	1.6
		76,324,308	2.2
CONSUMER SERVICES
294,163	McDonald’s Corp	33,113,929	1.0
477,575	Starbucks Corp	25,344,905	0.7
	Other	53,873,934	1.6
		112,332,768	3.3
DIVERSIFIED FINANCIALS		65,639,265	1.9
ENERGY		20,456,494	0.6
FOOD & STAPLES RETAILING
145,518	Costco Wholesale Corp	21,517,747	0.6
337,644	CVS Health Corp	28,395,860	0.8
	Other	28,821,343	0.8
		78,734,950	2.2
FOOD, BEVERAGE & TOBACCO
654,585	Altria Group, Inc	43,281,160	1.3
975,151	Coca-Cola Co	41,346,402	1.2
420,903	PepsiCo, Inc	45,120,802	1.3
	Other	94,511,380	2.7
		224,259,744	6.5
HEALTH CARE EQUIPMENT & SERVICES
313,585	UnitedHealth Group, Inc	44,318,968	1.3
	Other	172,434,764	5.0
		216,753,732	6.3
HOUSEHOLD & PERSONAL PRODUCTS		33,782,729	1.0
INSURANCE		25,975,174	0.8
MATERIALS
292,019	EI du Pont de Nemours & Co	20,087,987	0.6
	Other	101,167,249	2.9
		121,255,236	3.5
				% of net
Shares		Company	Value	assets
MEDIA
66,899	*	Charter Communications, Inc	$16,717,391	0.5%
745,159		Comcast Corp (Class A)	46,065,730	1.3
542,629		Walt Disney Co	50,296,282	1.5
		Other	63,235,011	1.8
			176,314,414	5.1
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
541,268		AbbVie, Inc	30,191,929	0.9
78,228	*	Allergan plc	16,344,958	0.5
251,331		Amgen, Inc	35,477,884	1.0
73,104	*	Biogen Idec, Inc	20,482,279	0.6
557,960		Bristol-Myers Squibb Co	28,405,744	0.8
256,666	*	Celgene Corp	26,226,132	0.8
325,713		Eli Lilly & Co	24,050,648	0.7
443,593		Gilead Sciences, Inc	32,661,753	1.0
159,547		Johnson & Johnson	18,505,856	0.5
		Other	89,887,978	2.6
			322,235,161	9.4
REAL ESTATE
140,819		American Tower Corp	16,502,579	0.5
93,271		Simon Property Group, Inc	17,344,675	0.5
		Other	61,677,244	1.8
			95,524,498	2.8
RETAILING
130,081	*	Amazon.com, Inc	102,740,575	3.0
416,160		Home Depot, Inc	50,775,682	1.5
298,820		Lowe’s Companies, Inc	19,916,353	0.6
136,267	*	NetFlix, Inc	17,015,660	0.5
16,554	*	Priceline.com, Inc	24,404,403	0.7
221,006		TJX Companies, Inc	16,299,193	0.5
		Other	84,498,702	2.5
			315,650,568	9.3
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
126,096		Broadcom Ltd	21,471,627	0.6
336,186		Texas Instruments, Inc	23,818,778	0.7
		Other	57,117,126	1.7
			102,407,531	3.0
SOFTWARE & SERVICES
208,921		Accenture plc	24,284,977	0.7
162,979	*	Adobe Systems, Inc	17,521,872	0.5
98,243	*	Alphabet, Inc (Class A)	79,567,006	2.3
99,293	*	Alphabet, Inc (Class C)	77,899,330	2.3
750,700	*	Facebook, Inc	98,334,193	2.9
202,256		International Business Machines Corp	31,084,725	0.9
322,601		MasterCard, Inc (Class A)	34,524,759	1.0
2,533,885		Microsoft Corp	151,830,389	4.4
638,140		Visa, Inc (Class A)	52,652,932	1.5
		Other	224,799,179	6.5
			792,499,362	23.0
TECHNOLOGY HARDWARE & EQUIPMENT
1,679,380	d	Apple, Inc	190,676,805	5.5
		Other	28,119,438	0.8
			218,796,243	6.3

22	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Growth Index Fund  ■  October 31, 2016

				% of net
Shares		Company	Value	assets
TELECOMMUNICATION SERVICES
683,144		Verizon Communications, Inc	$32,859,226	1.0%
		Other	7,587,002	0.2
			40,446,228	1.2
TRANSPORTATION
231,284		United Parcel Service, Inc (Class B)	24,923,164	0.7
		Other	49,290,708	1.4
			74,213,872	2.1
UTILITIES			953,987	0.0
	TOTAL COMMON STOCKS (Cost $2,739,852,520)		3,437,765,374	99.8

Principal		Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			2,400,000	0.1
TREASURY DEBT			10,874,946	0.3

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
27,556,287	c	State Street Navigator Securities Lending Government Money Market Portfolio	27,556,287	0.8
			27,556,287	0.8
	TOTAL SHORT-TERM INVESTMENTS (Cost $40,831,160)		40,831,233	1.2
	TOTAL PORTFOLIO (Cost $2,780,683,680)		3,478,596,607	101.0
	OTHER ASSETS & LIABILITIES, NET		(34,149,768)	(1.0)
	NET ASSETS		$3,444,446,839	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/16, the aggregate value of securities on loan is $27,019,550.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	23

Summary portfolio of investments

Large-Cap Value Index Fund  ■  October 31, 2016

				% of net
Shares		Company	Value	assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
1,804,639		Ford Motor Co	$21,186,462	0.4%
651,318		General Motors Co	20,581,649	0.4
		Other	23,295,822	0.5
			65,063,933	1.3
BANKS
4,785,439		Bank of America Corp	78,959,743	1.6
1,367,199		Citigroup, Inc	67,197,831	1.4
1,695,919		JPMorgan Chase & Co	117,459,350	2.4
232,305		PNC Financial Services Group, Inc	22,208,358	0.5
756,955		US Bancorp	33,881,306	0.7
2,128,954		Wells Fargo & Co	97,953,174	2.0
		Other	104,793,981	2.2
			522,453,743	10.8
CAPITAL GOODS
259,421		Caterpillar, Inc	21,651,277	0.4
3,455,851		General Electric Co	100,565,264	2.1
361,859		United Technologies Corp	36,981,990	0.8
		Other	194,627,020	4.0
			353,825,551	7.3
COMMERCIAL & PROFESSIONAL SERVICES			12,623,778	0.3
CONSUMER DURABLES & APPAREL			29,003,865	0.6
CONSUMER SERVICES			35,279,452	0.7
DIVERSIFIED FINANCIALS
373,008		American Express Co	24,775,191	0.5
488,302		Bank of New York Mellon Corp	21,128,828	0.4
179,398		Goldman Sachs Group, Inc	31,975,899	0.7
315,357	e	iShares Russell 1000 Value Index Fund	32,809,742	0.7
663,861		Morgan Stanley	22,285,814	0.5
		Other	164,771,934	3.4
			297,747,408	6.2
ENERGY
875,907		Chevron Corp	91,751,258	1.9
578,186		ConocoPhillips	25,122,182	0.5
227,676		EOG Resources, Inc	20,586,464	0.4
1,942,475	d	Exxon Mobil Corp	161,847,017	3.4
355,542		Occidental Petroleum Corp	25,922,567	0.5
648,644		Schlumberger Ltd	50,743,420	1.1
		Other	257,889,253	5.4
			633,862,161	13.2
FOOD & STAPLES RETAILING
318,291		Walgreens Boots Alliance, Inc	26,332,215	0.6
705,095		Wal-Mart Stores, Inc	49,370,752	1.0
		Other	5,906,134	0.1
			81,609,101	1.7
				% of net
Shares		Company	Value	assets
FOOD, BEVERAGE & TOBACCO
241,796		Kraft Heinz Co	$21,507,754	0.4%
696,582		Mondelez International, Inc	31,304,395	0.7
644,255		Philip Morris International, Inc	62,131,952	1.3
		Other	88,341,434	1.8
			203,285,535	4.2
HEALTH CARE EQUIPMENT & SERVICES
684,541		Abbott Laboratories	26,861,389	0.6
653,573		Medtronic plc	53,606,057	1.1
		Other	89,688,302	1.8
			170,155,748	3.5
HOUSEHOLD & PERSONAL PRODUCTS
332,335		Colgate-Palmolive Co	23,715,425	0.5
1,192,417		Procter & Gamble Co	103,501,796	2.1
		Other	12,520,888	0.3
			139,738,109	2.9
INSURANCE
517,078		American International Group, Inc	31,903,713	0.7
880,964	*	Berkshire Hathaway, Inc (Class B)	127,123,105	2.6
215,525		Chubb Ltd	27,371,675	0.6
		Other	185,355,139	3.8
			371,753,632	7.7
MATERIALS
521,734		Dow Chemical Co	28,074,507	0.6
		Other	109,112,897	2.3
			137,187,404	2.9
MEDIA			46,759,207	1.0
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
1,058,633		Johnson & Johnson	122,790,842	2.6
1,290,852		Merck & Co, Inc	75,798,829	1.6
2,602,124		Pfizer, Inc	82,513,352	1.7
		Other	60,885,338	1.3
			341,988,361	7.2
REAL ESTATE			233,041,544	4.8
RETAILING			63,280,562	1.2
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
2,004,064		Intel Corp	69,881,712	1.5
543,032		Qualcomm, Inc	37,317,159	0.8
		Other	44,653,032	0.9
			151,851,903	3.2
SOFTWARE & SERVICES
1,243,408		Oracle Corp	47,771,736	1.0
		Other	86,622,788	1.8
			134,394,524	2.8
TECHNOLOGY HARDWARE & EQUIPMENT
214,802		Apple, Inc	24,388,619	0.5
2,345,442		Cisco Systems, Inc	71,958,161	1.5
		Other	91,091,717	1.9
			187,438,497	3.9

24	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Index Fund  ■  October 31, 2016

				% of net
Shares		Company	Value	assets
TELECOMMUNICATION SERVICES
2,870,339		AT&T, Inc	$105,599,772	2.2%
950,111		Verizon Communications, Inc	45,700,339	1.0
		Other	24,884,632	0.5
			176,184,743	3.7
TRANSPORTATION
330,624		Union Pacific Corp	29,154,424	0.6
		Other	69,625,755	1.4
			98,780,179	2.0
UTILITIES
321,419		Duke Energy Corp	25,719,949	0.5
214,788		NextEra Energy, Inc	27,492,864	0.6
437,155		Southern Co	22,544,083	0.5
		Other	238,189,787	4.9
			313,946,683	6.5
	TOTAL COMMON STOCKS (Cost $4,417,179,950)		4,801,255,623	99.6

Principal		Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			9,800,000	0.2

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
34,170,254	c	State Street Navigator Securities Lending Government Money Market Portfolio	34,170,254	0.7%
			34,170,254	0.7
	TOTAL SHORT-TERM INVESTMENTS (Cost $43,970,254)		43,970,254	0.9
	TOTAL PORTFOLIO (Cost $4,461,150,204)		4,845,225,877	100.5
	OTHER ASSETS & LIABILITIES, NET		(24,698,896)	(0.5)
	NET ASSETS		$4,820,526,981	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $33,097,457.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	25

Summary portfolio of investments

S&P 500 Index Fund  ■  October 31, 2016

				% of net
Shares		Company	Value	assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$30,739,379	0.9%
BANKS
1,827,658		Bank of America Corp	30,156,357	0.9
520,946		Citigroup, Inc	25,604,496	0.8
647,279		JPMorgan Chase & Co	44,830,543	1.4
813,567		Wells Fargo & Co	37,432,218	1.1
		Other	50,747,694	1.5
			188,771,308	5.7
CAPITAL GOODS
107,781		3M Co	17,816,199	0.5
103,933		Boeing Co	14,803,177	0.5
1,606,281		General Electric Co	46,742,777	1.4
136,153		Honeywell International, Inc	14,933,261	0.5
139,820		United Technologies Corp	14,289,604	0.4
		Other	149,601,561	4.5
			258,186,579	7.8
CONSUMER DURABLES & APPAREL			44,006,755	1.2
CONSUMER SERVICES
152,581		McDonald’s Corp	17,176,043	0.5
		Other	36,186,567	1.1
			53,362,610	1.6
DIVERSIFIED FINANCIALS			123,133,461	3.7
ENERGY
337,967		Chevron Corp	35,402,043	1.1
742,905	d	Exxon Mobil Corp	61,898,845	1.9
249,528		Schlumberger Ltd	19,520,575	0.6
		Other	120,109,195	3.6
			236,930,658	7.2
FOOD & STAPLES RETAILING
191,520		CVS Health Corp	16,106,832	0.5
271,089		Wal-Mart Stores, Inc	18,981,652	0.6
		Other	35,457,895	1.0
			70,546,379	2.1
FOOD, BEVERAGE & TOBACCO
350,080		Altria Group, Inc	23,147,290	0.7
695,605		Coca-Cola Co	29,493,652	0.9
257,967		PepsiCo, Inc	27,654,062	0.8
278,129		Philip Morris International, Inc	26,822,761	0.8
		Other	82,177,758	2.5
			189,295,523	5.7
HEALTH CARE EQUIPMENT & SERVICES
247,557		Medtronic plc	20,304,625	0.6
169,621		UnitedHealth Group, Inc	23,972,536	0.7
		Other	120,143,540	3.6
			164,420,701	4.9
HOUSEHOLD & PERSONAL PRODUCTS
476,526		Procter & Gamble Co	41,362,457	1.3
		Other	29,181,930	0.9
			70,544,387	2.2
				% of net
Shares		Company	Value	assets
INSURANCE
339,829	*	Berkshire Hathaway, Inc (Class B)	$49,037,325	1.5%
		Other	89,034,892	2.7
			138,072,217	4.2
MATERIALS			94,794,513	2.9
MEDIA
431,486		Comcast Corp (Class A)	26,674,465	0.8
265,116		Walt Disney Co	24,573,602	0.7
		Other	45,374,146	1.4
			96,622,213	2.9
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
290,649		AbbVie, Inc	16,212,401	0.5
71,002	*	Allergan plc	14,835,158	0.5
133,810		Amgen, Inc	18,888,620	0.6
299,602		Bristol-Myers Squibb Co	15,252,738	0.5
139,047	*	Celgene Corp	14,207,822	0.4
235,808		Gilead Sciences, Inc	17,362,543	0.5
490,156		Johnson & Johnson	56,853,194	1.7
495,509		Merck & Co, Inc	29,096,289	0.9
1,086,513		Pfizer, Inc	34,453,327	1.0
		Other	69,861,419	2.1
			287,023,511	8.7
REAL ESTATE			97,034,259	2.9
RETAILING
70,512	*	Amazon.com, Inc	55,691,788	1.7
221,293		Home Depot, Inc	26,999,959	0.8
		Other	101,734,533	3.1
			184,426,280	5.6
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
847,769		Intel Corp	29,561,705	0.9
262,802		Qualcomm, Inc	18,059,754	0.6
		Other	60,460,061	1.8
			108,081,520	3.3
SOFTWARE & SERVICES
52,830	*	Alphabet, Inc (Class A)	42,787,017	1.3
52,942	*	Alphabet, Inc (Class C)	41,535,117	1.3
416,204	*	Facebook, Inc	54,518,562	1.6
155,492		International Business Machines Corp	23,897,565	0.7
171,877		MasterCard, Inc (Class A)	18,394,277	0.6
1,395,696		Microsoft Corp	83,630,104	2.5
538,846		Oracle Corp	20,702,463	0.6
338,064		Visa, Inc (Class A)	27,893,661	0.8
		Other	115,507,025	3.5
			428,865,791	12.9
TECHNOLOGY HARDWARE & EQUIPMENT
965,175		Apple, Inc	109,585,969	3.3
901,266		Cisco Systems, Inc	27,650,841	0.8
		Other	37,954,710	1.1
			175,191,520	5.2

26	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

S&P 500 Index Fund  ■  October 31, 2016

				% of net
Shares		Company	Value	assets
TELECOMMUNICATION SERVICES
1,102,132		AT&T, Inc	$40,547,436	1.2%
730,359		Verizon Communications, Inc	35,130,268	1.1
		Other	6,389,419	0.2
			82,067,123	2.5
TRANSPORTATION			69,687,833	2.1
UTILITIES			111,218,100	3.4
	TOTAL COMMON STOCKS (Cost $2,414,121,948)		3,303,022,620	99.6

Principal		Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			7,000,000	0.2

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
11,961,386	c	State Street Navigator Securities Lending Government Money Market Portfolio	11,961,386	0.4
			11,961,386	0.4
	TOTAL SHORT-TERM INVESTMENTS (Cost $18,961,386)		18,961,386	0.6
	TOTAL PORTFOLIO (Cost $2,433,083,334)		3,321,984,006	100.2
	OTHER ASSETS & LIABILITIES, NET		(6,590,836)	(0.2)
	NET ASSETS		$3,315,393,170	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/16, the aggregate value of securities on loan is $11,601,268.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	27

Summary portfolio of investments

Small-Cap Blend Index Fund  ■  October 31, 2016

				% of net
Shares		Company	Value	assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
59,877	*	Tenneco, Inc	$3,297,426	0.2%
		Other	19,245,474	1.1
			22,542,900	1.3
BANKS
95,066		Bank of the Ozarks, Inc	3,513,639	0.2
317,174		Investors Bancorp, Inc	3,888,553	0.2
83,836		PrivateBancorp, Inc	3,792,741	0.2
70,961		Prosperity Bancshares, Inc	3,936,207	0.2
236,225		Umpqua Holdings Corp	3,609,518	0.2
98,190		Webster Financial Corp	3,966,876	0.2
		Other	199,673,616	11.3
			222,381,150	12.5
CAPITAL GOODS
47,205		Curtiss-Wright Corp	4,230,512	0.2
64,708		EMCOR Group, Inc	3,912,246	0.2
36,225	*	Teledyne Technologies, Inc	3,900,708	0.2
56,390		Woodward Governor Co	3,325,882	0.2
		Other	140,946,080	8.0
			156,315,428	8.8
COMMERCIAL & PROFESSIONAL SERVICES			65,312,005	3.6
CONSUMER DURABLES & APPAREL			42,499,865	2.4
CONSUMER SERVICES			72,186,206	4.1
DIVERSIFIED FINANCIALS
80,697	e	iShares Russell 2000 Index Fund	9,562,595	0.5
259,643		New Residential Investment Corp	3,624,616	0.2
		Other	53,536,282	3.1
			66,723,493	3.8
ENERGY
59,280	*	PDC Energy, Inc	3,635,642	0.2
104,018	*	RSP Permian, Inc	3,755,050	0.2
		Other	49,317,172	2.8
			56,707,864	3.2
FOOD & STAPLES RETAILING			10,598,984	0.6
FOOD, BEVERAGE & TOBACCO			33,664,008	1.9
HEALTH CARE EQUIPMENT & SERVICES
94,399		Healthsouth Corp	3,790,120	0.2
		Other	99,806,933	5.6
			103,597,053	5.8
HOUSEHOLD & PERSONAL PRODUCTS			10,967,983	0.6
INSURANCE			41,132,746	2.3
MATERIALS
177,440		Olin Corp	3,891,259	0.2
47,467		Sensient Technologies Corp	3,536,766	0.2
		Other	75,391,958	4.3
			82,819,983	4.7
				% of net
Shares		Company	Value	assets
MEDIA			$27,252,522	1.5%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
77,608	*	Cepheid, Inc	4,105,463	0.2
28,501	*,e	TESARO, Inc	3,445,201	0.2
		Other	118,911,953	6.7
			126,462,617	7.1
REAL ESTATE
78,516		Education Realty Trust, Inc	3,343,996	0.2
448,990		Gramercy Property Trust	4,139,688	0.2
122,149		Healthcare Realty Trust, Inc	3,895,332	0.2
100,091		Hudson Pacific Properties	3,365,059	0.2
311,733		Medical Properties Trust, Inc	4,345,558	0.3
		Other	123,901,467	7.0
			142,991,100	8.1
RETAILING			59,118,121	3.3
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
796,511	*	Advanced Micro Devices, Inc	5,758,775	0.3
68,636	*	Cavium, Inc	3,874,502	0.2
66,732	*	Cirrus Logic, Inc	3,602,193	0.2
121,635	*	Microsemi Corp	5,124,483	0.3
		Other	46,999,792	2.7
			65,359,745	3.7
SOFTWARE & SERVICES
87,685	*	Aspen Technology, Inc	4,317,609	0.2
35,004	*	Ellie Mae, Inc	3,706,574	0.2
51,402	*	EPAM Systems, Inc	3,308,747	0.2
32,855		Fair Isaac Corp	3,964,941	0.2
86,031	*	GrubHub, Inc	3,278,641	0.2
50,350		j2 Global, Inc	3,582,403	0.2
68,748		MAXIMUS, Inc	3,579,021	0.2
114,372		Mentor Graphics Corp	3,305,351	0.2
43,488	*	Proofpoint, Inc	3,408,589	0.2
88,780	*	Take-Two Interactive Software, Inc	3,940,944	0.2
		Other	120,362,611	6.8
			156,755,431	8.8
TECHNOLOGY HARDWARE & EQUIPMENT
23,655		Littelfuse, Inc	3,299,872	0.2
47,333	*	Viasat, Inc	3,344,550	0.2
		Other	87,223,315	4.9
			93,867,737	5.3
TELECOMMUNICATION SERVICES			14,622,653	0.8
TRANSPORTATION
104,228	*	XPO Logistics, Inc	3,432,228	0.2
		Other	24,592,283	1.4
			28,024,511	1.6

28	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Small-Cap Blend Index Fund  ■  October 31, 2016

			% of net
Shares	Company	Value	assets
UTILITIES
55,109	Black Hills Corp	$3,408,492	0.2%
54,161	Idacorp, Inc	4,245,681	0.2
55,719	ONE Gas, Inc	3,414,460	0.2
94,710	Portland General Electric Co	4,133,144	0.2
50,627	Southwest Gas Corp	3,668,433	0.2
54,087	WGL Holdings, Inc	3,411,267	0.2
	Other	48,196,528	2.8
		70,478,005	4.0
	TOTAL COMMON STOCKS (Cost $1,469,954,994)	1,772,382,110	99.8

RIGHTS / WARRANTS

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES		15,520	0.0
TELECOMMUNICATION SERVICES		139,956	0.0
	TOTAL RIGHTS / WARRANTS (Cost $140,391)	155,476	0.0

Principal	Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
$4,500,000	Federal Home Loan Bank (FHLB)
	0.150%, 11/01/16	4,500,000	0.2
		4,500,000	0.2
				% of net
Shares		Company	Value	assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
157,887,271	c	State Street Navigator Securities Lending Government Money Market Portfolio	$157,887,271	8.9%
			157,887,271	8.9
	TOTAL SHORT-TERM INVESTMENTS (Cost $162,387,271)		162,387,271	9.1
	TOTAL PORTFOLIO (Cost $1,632,482,656)		1,934,924,857	108.9
	OTHER ASSETS & LIABILITIES, NET		(158,173,142)	(8.9)
	NET ASSETS		$1,776,751,715	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $152,164,805.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	29

Summary portfolio of investments

Emerging Markets Equity Index Fund  ■  October 31, 2016

				% of net
Shares		Company	Value	assets
COMMON STOCKS

BRAZIL
1,846,651	*	AMBEV S.A.	$10,893,621	0.7%
1,080,335	*	Banco Bradesco S.A. (Preference)	11,317,795	0.7
1,258,486	*	Banco Itau Holding Financeira S.A.	15,139,681	0.9
1,219,572	*	Petroleo Brasileiro S.A.	7,121,812	0.4
1,597,246	*	Petroleo Brasileiro S.A. (Preference)	8,851,905	0.5
		Other	72,531,715	4.4
			125,856,529	7.6
CHILE			19,533,529	1.2
CHINA
435,802	*	Alibaba Group Holding Ltd (ADR)	44,316,705	2.7
105,245	*	Baidu, Inc (ADR)	18,613,631	1.1
31,468,000		Bank of China Ltd	14,101,408	0.9
32,906,350		China Construction Bank	24,029,754	1.5
2,948,000		China Life Insurance Co Ltd	7,298,456	0.4
2,397,500		China Mobile Hong Kong Ltd	27,466,700	1.7
7,168,000		CNOOC Ltd	9,019,308	0.5
135,304	*	Ctrip.com International Ltd (ADR)	5,973,672	0.4
29,008,000		Industrial & Commercial Bank of China	17,411,742	1.1
269,432	*	JD.com, Inc (ADR)	6,991,760	0.4
30,783		Netease.com (ADR)	7,910,923	0.5
2,054,000		Ping An Insurance Group Co of China Ltd	10,811,261	0.7
2,192,100		Tencent Holdings Ltd	58,095,737	3.5
		Other	155,327,653	9.4
			407,368,710	24.8
COLOMBIA			7,098,828	0.4
CZECH REPUBLIC			2,282,490	0.1
EGYPT			2,919,467	0.2
GREECE			4,737,320	0.3
HONG KONG			6,427,933	0.4
HUNGARY			4,897,609	0.3
INDIA
569,983		Housing Development Finance Corp	11,771,249	0.7
730,430		Infosys Technologies Ltd	10,950,969	0.7
521,834		Reliance Industries Ltd	8,212,619	0.5
187,565		Tata Consultancy Services Ltd	6,716,734	0.4
		Other	94,793,123	5.8
			132,444,694	8.1
INDONESIA
4,868,900		PT Bank Central Asia Tbk	5,788,855	0.4
19,746,000		PT Telekomunikasi Indonesia Persero Tbk	6,375,463	0.4
		Other	30,319,409	1.8
			42,483,727	2.6
				% of net
Shares		Company	Value	assets
KOREA, REPUBLIC OF
224,850		Hynix Semiconductor, Inc	$8,042,124	0.5%
26,008		Hyundai Mobis	6,203,122	0.4
55,038		Hyundai Motor Co	6,719,558	0.4
148,778		KB Financial Group, Inc	5,507,285	0.3
10,831		Naver Corp	8,103,379	0.5
26,527		POSCO	5,519,537	0.3
38,761		Samsung Electronics Co Ltd	55,440,948	3.4
6,945		Samsung Electronics Co Ltd (Preference)	7,985,149	0.5
165,124		Shinhan Financial Group Co Ltd	6,316,683	0.4
		Other	113,458,566	6.9
			223,296,351	13.6
MALAYSIA			41,645,347	2.5
MEXICO
11,535,870		America Movil S.A. de C.V. (Series L)	7,641,346	0.5
730,137		Fomento Economico Mexicano S.A. de C.V.	7,003,536	0.4
986,487		Grupo Financiero Banorte S.A. de C.V.	5,809,527	0.4
		Other	40,136,100	2.4
			60,590,509	3.7
NETHERLANDS
1,150,666	e	Steinhoff International Holdings NV	6,207,461	0.4
			6,207,461	0.4
PERU			5,964,736	0.4
PHILIPPINES			20,077,995	1.2
POLAND			17,698,563	1.1
QATAR			13,558,402	0.8
ROMANIA			924,065	0.1
RUSSIA
2,369,726		Gazprom OAO (ADR)	10,217,969	0.6
168,528		LUKOIL PJSC (ADR)	8,197,591	0.5
1,021,874		Sberbank of Russian Federation (ADR)	9,678,363	0.6
		Other	29,270,426	1.8
			57,364,349	3.5
SOUTH AFRICA
654,548		MTN Group Ltd	5,653,551	0.3
171,052		Naspers Ltd (N Shares)	28,647,829	1.7
226,243		Sasol Ltd	6,247,697	0.4
507,672		Standard Bank Group Ltd	5,389,082	0.3
		Other	58,114,822	3.5
			104,052,981	6.2
TAIWAN
1,557,600		Chunghwa Telecom Co Ltd	5,333,475	0.3
6,026,141		Hon Hai Precision Industry Co, Ltd	16,277,581	1.0
9,559,000		Taiwan Semiconductor Manufacturing Co Ltd	57,366,918	3.5
		Other	114,830,668	7.0
			193,808,642	11.8
THAILAND			32,813,404	2.0
TURKEY			18,468,322	1.1
UNITED ARAB EMIRATES			12,811,050	0.8

30	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Emerging Markets Equity Index Fund  ■  October 31, 2016

			% of net
Shares	Company	Value	assets
UNITED STATES
784,116	iShares Core MSCI Emerging Markets ETF	$35,394,996	2.2%
997,139	iShares MSCI Emerging Markets	37,033,743	2.2
		72,428,739	4.4
	TOTAL COMMON STOCKS (Cost $1,638,951,906)	1,637,761,752	99.6

PREFERRED STOCKS

BRAZIL		4,522,168	0.3
PHILIPPINES		636	0.0
	TOTAL PREFERRED STOCKS (Cost $4,407,327)	4,522,804	0.3

RIGHTS / WARRANTS

INDIA		823,250	0.0
KOREA, REPUBLIC OF		78,030	0.0
	TOTAL RIGHTS / WARRANTS (Cost $899,675)	901,280	0.0

Principal	Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT		3,300,000	0.2
				% of net
Shares		Company	Value	assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
23,646,068	c	State Street Navigator Securities Lending Government Money Market Portfolio	$23,646,068	1.5%
			23,646,068	1.5
	TOTAL SHORT-TERM INVESTMENTS (Cost $26,946,068)		26,946,068	1.7
	TOTAL PORTFOLIO (Cost $1,671,204,976)		1,670,131,904	101.6
	OTHER ASSETS & LIABILITIES, NET		(26,023,890)	(1.6)
	NET ASSETS		$1,644,108,014	100.0%

Abbreviation(s):

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $22,238,303.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/16, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $2,859,691 or 0.2% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

Emerging Markets Equity Index Fund  ■  October 31, 2016

		% of net
Sector	Value	assets
FINANCIALS	$417,354,644	25.2%
INFORMATION TECHNOLOGY	373,152,840	22.7
CONSUMER DISCRETIONARY	162,667,773	9.9
CONSUMER STAPLES	121,245,541	7.4
ENERGY	117,409,092	7.1
MATERIALS	104,686,756	6.4
TELECOMMUNICATION SERVICES	95,271,321	5.8
INDUSTRIALS	92,082,109	5.6
UTILITIES	81,354,738	5.0
REAL ESTATE	39,335,115	2.4
HEALTH CARE	38,625,907	2.4
SHORT-TERM INVESTMENTS	26,946,068	1.7
OTHER ASSETS & LIABILITIES, NET	(26,023,890)	(1.6)
NET ASSETS	$1,644,108,014	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	31

Summary portfolio of investments

International Equity Index Fund  ■  October 31, 2016

			% of net
Shares	Company	Value	assets
COMMON STOCKS

AUSTRALIA
1,803,989	Australia & New Zealand Banking Group Ltd	$38,091,964	0.5%
1,986,307	BHP Billiton Ltd	34,702,428	0.5
1,060,665	Commonwealth Bank of Australia	59,048,157	0.8
1,635,356	National Australia Bank Ltd	34,714,408	0.5
2,062,705	Westpac Banking Corp	47,699,918	0.6
	Other	336,256,798	4.4
		550,513,673	7.3
AUSTRIA		14,546,936	0.2
BELGIUM
496,797	Anheuser-Busch InBev S.A.	57,017,288	0.8
	Other	39,045,122	0.5
		96,062,410	1.3
CHILE		1,598,257	0.0
CHINA		620,953	0.0
DENMARK
1,182,321	Novo Nordisk AS	42,120,754	0.6
	Other	83,469,938	1.1
		125,590,692	1.7
FINLAND		71,078,806	0.9
FRANCE
655,161	BNP Paribas	37,988,368	0.5
172,508	LVMH Moet Hennessy Louis Vuitton S.A.	31,407,001	0.4
716,245	Sanofi-Aventis	55,737,308	0.7
1,379,631	Total S.A.	66,091,086	0.9
	Other	530,012,900	7.0
		721,236,663	9.5
GERMANY
282,728	Allianz AG.	44,135,036	0.6
568,034	BASF SE	50,144,881	0.7
511,413	Bayer AG.	50,778,003	0.7
595,582	Daimler AG. (Registered)	42,489,995	0.6
1,993,710	Deutsche Telekom AG.	32,527,813	0.4
608,012	SAP AG.	53,565,507	0.7
473,144	Siemens AG.	53,757,364	0.7
	Other	353,874,267	4.6
		681,272,866	9.0
HONG KONG
7,451,000	AIA Group Ltd	46,874,254	0.6
	Other	215,663,313	2.9
		262,537,567	3.5
IRELAND		53,602,208	0.7
ISRAEL		45,537,390	0.6
ITALY		134,134,362	1.8
			% of net
Shares	Company	Value	assets
JAPAN
1,008,400	Honda Motor Co Ltd	$30,172,946	0.4%
1,134,500	KDDI Corp	34,481,034	0.5
7,887,380	Mitsubishi UFJ Financial Group, Inc	40,697,370	0.5
594,100	Softbank Corp	37,417,058	0.5
831,100	Sumitomo Mitsui Financial Group, Inc	28,815,618	0.4
1,651,600	Toyota Motor Corp	95,803,889	1.3
	Other	1,575,601,898	20.8
		1,842,989,813	24.4
JERSEY, C.I.		5,174,049	0.1
JORDAN		1,870,358	0.0
LUXEMBOURG		20,588,229	0.3
MACAU		2,473,498	0.0
MEXICO		2,750,352	0.0
NETHERLANDS
2,398,281	ING Groep NV	31,482,260	0.4
2,643,911	Royal Dutch Shell plc (A Shares)	65,851,996	0.9
2,316,241	Royal Dutch Shell plc (B Shares)	59,741,652	0.8
	Other	156,358,641	2.0
		313,434,549	4.1
NEW ZEALAND		14,193,767	0.2
NORWAY		48,625,182	0.6
PORTUGAL		11,279,577	0.1
SINGAPORE		90,309,825	1.2
SOUTH AFRICA		9,211,031	0.1
SPAIN
4,126,751	Banco Bilbao Vizcaya Argentaria S.A.	29,707,189	0.4
9,030,225	Banco Santander S.A.	44,248,335	0.6
2,769,127	Telefonica S.A.	28,136,000	0.4
	Other	135,270,398	1.7
		237,361,922	3.1
SWEDEN		201,430,680	2.7
SWITZERLAND
1,970,922	Nestle S.A.	142,919,178	1.9
1,380,195	Novartis AG.	97,949,102	1.3
434,254	Roche Holding AG.	99,740,129	1.3
2,259,741	UBS AG.	31,947,447	0.4
	Other	312,813,327	4.1
		685,369,183	9.0

32	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

International Equity Index Fund  ■  October 31, 2016

				% of net
Shares		Company	Value	assets
UNITED KINGDOM
781,993		AstraZeneca plc	$43,787,762	0.6%
11,529,738		BP plc	68,160,401	0.9
1,152,653		British American Tobacco plc	66,061,926	0.9
1,555,550		Diageo plc	41,403,355	0.5
3,012,608		GlaxoSmithKline plc	59,512,044	0.8
12,251,275		HSBC Holdings plc	92,266,027	1.2
592,380		Imperial Tobacco Group plc	28,654,500	0.4
2,313,432		National Grid plc	30,092,606	0.4
392,160		Reckitt Benckiser Group plc	35,082,832	0.5
556,003		Shire Ltd	31,393,428	0.4
1,007,646		Unilever NV	42,145,777	0.6
792,971		Unilever plc	33,105,904	0.4
16,423,113		Vodafone Group plc	45,103,200	0.6
		Other	575,919,921	7.6
			1,192,689,683	15.8
UNITED STATES
1,280,286	d	iShares MSCI EAFE Index Fund	74,026,137	1.0
		Other	13,992,051	0.2
			88,018,188	1.2
	TOTAL COMMON STOCKS (Cost $7,369,465,511)		7,526,102,669	99.4

RIGHTS / WARRANTS

ITALY			3	0.0
SPAIN			622,706	0.0
SWEDEN			59,779	0.0
	TOTAL RIGHTS / WARRANTS (Cost $571,103)		682,488	0.0
				% of net
Principal		Issuer	Value	assets
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			$19,150,000	0.3%

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
115,009,574	c	State Street Navigator Securities Lending Government Money Market Portfolio	115,009,574	1.5
			115,009,574	1.5
	TOTAL SHORT-TERM INVESTMENTS (Cost $134,159,574)		134,159,574	1.8
	TOTAL PORTFOLIO (Cost $7,504,196,188)		7,660,944,731	101.2
	OTHER ASSETS & LIABILITIES, NET		(91,417,342)	(1.2)
	NET ASSETS		$7,569,527,389	100.0%

c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/16, the aggregate value of securities on loan is $108,407,340.

At 10/31/16, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $33,452,535 or 0.4% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

International Equity Index Fund  ■  October 31, 2016

		% of net
Sector	Value	assets
FINANCIALS	$1,577,037,733	20.7%
INDUSTRIALS	1,028,865,117	13.6
CONSUMER DISCRETIONARY	957,974,972	12.7
CONSUMER STAPLES	880,666,293	11.6
HEALTH CARE	805,780,666	10.7
MATERIALS	576,051,618	7.6
INFORMATION TECHNOLOGY	410,428,891	5.4
ENERGY	369,633,108	4.9
TELECOMMUNICATION SERVICES	354,888,560	4.7
REAL ESTATE	291,875,421	3.9
UTILITIES	273,582,778	3.6
SHORT-TERM INVESTMENTS	134,159,574	1.8
OTHER ASSETS & LIABILITIES, NET	(91,417,342)	(1.2)
NET ASSETS	$7,569,527,389	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	33

Statements of assets and liabilities

TIAA-CREF Funds ■ October 31, 2016

	Equity Index Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	S&P 500 Index Fund	Small-Cap Blend Index Fund	Emerging Markets Equity Index Fund	International Equity Index Fund
ASSETS
Portfolio investments, at value*†	$11,446,264,116	$3,478,596,607	$4,845,225,877	$3,321,984,006	$1,934,924,857	$1,670,131,904	$7,660,944,731
Cash	76,976	50,894	361,608	34,731	16,308	111,096	257,905
Cash – foreign^	—	—	—	—	—	180,297	303,999
Receivable from securities transactions	195,289	—	454,967	766,862	2,331,477	—	234,413
Receivable from Fund shares sold	20,828,559	8,259,510	12,025,289	2,638,936	5,379,515	1,668,150	10,283,087
Dividends and interest receivable	12,429,236	2,857,607	6,799,537	4,088,098	1,039,494	975,599	25,765,310
Receivable for variation margin on open futures contracts	—	—	—	—	—	—	6,805
Other	370,287	104,801	123,702	134,547	91,387	33,518	272,268
Total assets	11,480,164,463	3,489,869,419	4,864,990,980	3,329,647,180	1,943,783,038	1,673,100,564	7,698,068,518
LIABILITIES
Management fees payable	61,584	18,861	26,255	18,150	9,696	31,377	41,266
Service agreement fees payable	14,776	13,990	23,233	26,952	13,988	4,792	23,321
Distribution fees payable	172,470	—	—	—	—	4,079	30,752
Due to affiliates	44,701	18,306	20,957	18,113	12,551	16,118	31,549
Payable for collateral for securities loaned	162,586,151	27,556,287	34,170,254	11,961,386	157,887,271	23,646,068	115,009,574
Payable for securities transactions	38,425,006	15,950,683	8,575,685	1,595,972	8,418,586	4,208,083	8,863,208
Payable for Fund shares redeemed	1,508,303	1,670,565	1,339,405	422,160	556,337	114,216	3,903,499
Payable for variation margin on open futures contracts	13,508	25,604	22,790	14,689	—	—	—
Payable for trustee compensation	394,043	111,192	134,976	141,910	95,228	36,679	289,665
Accrued expenses and other payables	261,492	57,092	150,444	54,678	37,666	931,138	348,295
Total liabilities	203,482,034	45,422,580	44,463,999	14,254,010	167,031,323	28,992,550	128,541,129
NET ASSETS	$11,276,682,429	$3,444,446,839	$4,820,526,981	$3,315,393,170	$1,776,751,715	$1,644,108,014	$7,569,527,389
NET ASSETS CONSIST OF:
Paid-in-capital	$7,729,690,243	$2,738,258,036	$4,393,724,568	$2,411,401,525	$1,420,524,287	1,686,783,447	$7,354,676,038
Undistributed net investment income (loss)	178,373,894	35,027,787	86,324,243	53,520,422	21,943,718	25,039,395	178,505,522
Accumulated net realized gain (loss) on total investments	(15,036,298)	(26,721,948)	(43,533,103)	(38,373,599)	31,841,509	(65,887,449)	(119,644,365)
Net unrealized appreciation (depreciation) on total investments	3,383,654,590	697,882,964	384,011,273	888,844,822	302,442,201	(1,827,379)	155,990,194
NET ASSETS	$11,276,682,429	$3,444,446,839	$4,820,526,981	$3,315,393,170	$1,776,751,715	1,644,108,014	$7,569,527,389
INSTITUTIONAL CLASS:
Net assets	$10,010,646,790	$3,044,924,520	$4,134,073,408	$2,527,279,163	$1,364,442,960	$1,476,856,769	$6,655,871,219
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	627,445,478	137,613,605	240,956,371	105,029,333	76,326,024	155,059,670	394,061,067
Net asset value per share	$15.95	$22.13	$17.16	$24.06	$17.88	$9.52	$16.89
ADVISOR CLASS:
Net assets	$122,911	$2,867,904	$141,032	$482,423	$107,172	$193,435	$4,107,917
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	7,702	129,640	8,223	20,052	5,995	20,315	243,298
Net asset value per share	$15.96	$22.12	$17.15	$24.06	$17.88	$9.52	$16.88
PREMIER CLASS:
Net assets	$70,910,530	$—	$—	$—	$—	$17,476,382	$242,344,560
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	4,456,925	—	—	—	—	1,840,039	14,388,505
Net asset value per share	$15.91	$—	$—	$—	$—	$9.50	$16.84
RETIREMENT CLASS:
Net assets	$431,404,737	$396,654,415	$686,312,541	$787,631,584	$412,201,583	$140,457,031	$667,203,693
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	26,689,854	17,822,810	39,426,113	32,956,187	22,993,750	14,810,749	38,736,273
Net asset value per share	$16.16	$22.26	$17.41	$23.90	$17.93	$9.48	$17.22
RETAIL CLASS:
Net assets	$763,597,461	$—	$—	$—	$—	$9,124,397	$—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	47,112,018	—	—	—	—	962,017	—
Net asset value per share	$16.21	$—	$—	$—	$—	$9.48	$—
* Includes securities loaned of	$157,291,737	$27,019,550	$33,097,457	$11,601,268	$152,164,805	$22,238,303	$108,407,340
† Portfolio investments, cost	$8,062,560,085	$2,780,683,680	$4,461,150,204	$2,433,083,334	$1,632,482,656	$1,671,204,976	$7,504,196,188
^ Foreign cash, cost	$—	$—	$—	$—	$—	$180,245	$304,622

34	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	35

Statements of operations

TIAA-CREF Funds ■ For the period or year ended October 31, 2016

	Equity Index	Large-Cap Growth	Large-Cap Value	S&P 500	Small-Cap Blend	Emerging Markets	International
	Fund	Index Fund	Index Fund	Index Fund	Index Fund	Equity Index Fund	Equity Index Fund
INVESTMENT INCOME
Dividends*	$221,026,579	$46,959,848	$107,079,004	$68,276,192	$26,537,283	$33,214,874	$219,806,756
Income from securities lending	5,187,222	1,020,287	691,072	249,699	5,276,052	888,894	4,021,866
Interest	49,016	19,377	34,993	23,111	12,690	857	64,253
Total income	226,262,817	47,999,512	107,805,069	68,549,002	31,826,025	34,104,625	223,892,875
EXPENSES
Management fees	4,176,719	1,152,777	1,586,567	1,225,260	683,339	1,878,316	2,706,842
Shareholder servicing – Institutional Class	17,398	7,422	7,273	3,755	4,246	6,080	22,744
Shareholder servicing – Advisor Class†	16	446	21	41	16	27	518
Shareholder servicing – Premier Class	225	—	—	—	—	79	614
Shareholder servicing – Retirement Class	992,766	924,778	1,322,784	1,829,234	1,004,000	262,026	1,590,800
Shareholder servicing – Retail Class	325,559	—	—	—	—	11,466	—
Distribution fees – Premier Class	91,364	—	—	—	—	19,376	361,762
Distribution fees – Retail Class	1,850,136	—	—	—	—	20,178	—
Administrative service fees	277,482	105,599	121,320	101,407	71,454	81,920	191,199
Custody and accounting fees	86,820	45,532	72,174	41,859	26,564	634,001	310,263
Trustee fees and expenses	82,789	23,874	32,830	25,224	13,214	10,278	54,142
Other expenses	629,811	286,144	396,176	255,556	198,532	320,360	741,162
Total expenses	8,531,085	2,546,572	3,539,145	3,482,336	2,001,365	3,244,107	5,980,046
Net investment income (loss)	217,731,732	45,452,940	104,265,924	65,066,666	29,824,660	30,860,518	217,912,829
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments‡	53,395,206	(10,436,126)	33,780,738	7,336,858	46,286,904	(28,903,726)	(67,754,077)
Futures contracts	(1,603,685)	(549,757)	1,271,556	577,474	2,098,862	—	(4,777,856)
Foreign currency transactions	(45)	—	—	—	(92)	(272,088)	(2,089,517)
Net realized gain (loss) on total investments	51,791,476	(10,985,883)	35,052,294	7,914,332	48,385,674	(29,175,814)	(74,621,450)
Change in unrealized appreciation (depreciation) on:
Portfolio investments**	195,946,410	19,643,426	136,713,254	61,505,603	(3,579,523)	145,090,278	(277,863,629)
Futures contracts	(85,723)	(44,529)	(95,659)	(60,465)	(10,656)	—	63,934
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—	—	—	—	—	30,821	(325,284)
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	195,860,687	19,598,897	136,617,595	61,445,138	(3,590,179)	145,121,099	(278,124,979)
Net realized and unrealized gain (loss) on total investments	247,652,163	8,613,014	171,669,889	69,359,470	44,795,495	115,945,285	(352,746,429)
Net increase (decrease) in net assets from operations	$465,383,895	$54,065,954	$275,935,813	$134,426,136	$74,620,155	$146,805,803	$(134,833,600)
* Net of foreign withholding taxes of	$48,488	$1,076	$33,345	$16	$8,899	$4,311,276	$18,912,712
** Includes net change in unrealized foreign capital gains taxes of	$—	$—	$—	$—	$—	$83,071	$—
‡ Includes net realized gain(loss) from securities sold to affiliates of	$(3,820)	$(465,482)	$—	$2,336,392	$(472,050)	$(533,192)	$(3,984)
† Advisor Class commenced operations on December 4, 2015.

36	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	37

Statements of changes in net assets

TIAA-CREF Funds ■ For the period or year ended

		Equity Index Fund		Large-Cap Growth Index Fund		Large-Cap Value Index Fund		S&P 500 Index Fund		Small-Cap Blend Index Fund		Emerging Markets Equity Index Fund
		October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
OPERATIONS
Net investment income (loss)		$217,731,732	$188,275,966	$45,452,940	$35,986,893	$104,265,924	$76,640,286	$65,066,666	$54,229,628	$29,824,660	$26,019,902	$30,860,518	$25,403,827
Net realized gain (loss) on total investments		51,791,476	122,246,876	(10,985,883)	28,346,537	35,052,294	94,642,661	7,914,332	15,984,693	48,385,674	72,656,622	(29,175,814)	(22,169,880)
Net change in unrealized appreciation (depreciation) on total investments		195,860,687	100,808,356	19,598,897	145,641,295	136,617,595	(166,383,013)	61,445,138	62,609,067	(3,590,179)	(97,498,588)	145,121,099	(176,203,735)
Net increase (decrease) in net assets from operations		465,383,895	411,331,198	54,065,954	209,974,725	275,935,813	4,899,934	134,426,136	132,823,388	74,620,155	1,177,936	146,805,803	(172,969,788)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(173,624,070)	(145,554,438)	(35,569,469)	(24,516,851)	(72,142,155)	(45,115,477)	(43,722,807)	(33,277,092)	(21,514,684)	(18,457,791)	(24,414,359)	(19,394,737)
	Advisor Class†	(194)	—	(140)	—	(238)	—	(193)	—	(161)	—	(226)	—
	Premier Class	(937,442)	(1,251,294)	—	—	—	—	—	—	—	—	(211,337)	(96,628)
	Retirement Class	(6,746,243)	(4,999,376)	(4,244,624)	(3,489,780)	(9,657,994)	(6,179,592)	(12,371,696)	(10,575,717)	(5,799,966)	(6,261,127)	(1,805,790)	(969,776)
	Retail Class	(12,319,157)	(9,906,376)	—	—	—	—	—	—	—	—	(147,815)	(147,012)
From realized gains:	Institutional Class	(106,250,473)	(43,153,557)	(31,605,119)	(28,801,809)	(117,250,174)	(63,927,767)	(13,853,739)	—	(57,273,346)	(44,358,526)	—	—
	Advisor Class†	(120)	—	(125)	—	(388)	—	(62)	—	(430)	—	—	—
	Premier Class	(647,646)	(399,922)	—	—	—	—	—	—	—	—	—	—
	Retirement Class	(4,694,899)	(1,704,624)	(4,540,312)	(4,909,622)	(17,445,954)	(9,983,098)	(4,474,823)	—	(18,481,264)	(18,004,045)	—	—
	Retail Class	(8,823,828)	(3,478,432)	—	—	—	—	—	—	—	—	—	—
Total distributions		(314,044,072)	(210,448,019)	(75,959,789)	(61,718,062)	(216,496,903)	(125,205,934)	(74,423,320)	(43,852,809)	(103,069,851)	(87,081,489)	(26,579,527)	(20,608,153)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	1,890,574,776	1,407,692,993	1,064,376,178	968,720,608	1,535,541,867	1,080,003,165	472,290,248	476,756,052	195,087,919	293,447,770	466,475,084	406,956,444
	Advisor Class†	116,496	—	2,933,243	—	132,395	—	479,562	—	100,000	—	175,959	—
	Premier Class	23,581,570	26,990,624	—	—	—	—	—	—	—	—	7,506,279	7,489,868
	Retirement Class	74,040,184	107,941,914	96,536,164	84,836,276	246,193,166	111,429,011	158,279,411	155,686,722	36,259,350	30,577,580	50,136,247	54,599,745
	Retail Class	76,039,554	140,155,098	—	—	—	—	—	—	—	—	2,274,197	2,712,084
Reinvestments of distributions:	Institutional Class	278,744,081	187,888,356	58,795,458	46,521,490	161,779,700	91,513,985	56,733,863	32,721,820	75,880,718	62,547,479	24,330,018	19,350,147
	Advisor Class†	—	—	—	—	—	—	—	—	—	—	—	—
	Premier Class	1,512,695	1,646,903	—	—	—	—	—	—	—	—	211,337	96,628
	Retirement Class	11,441,142	6,703,279	8,784,936	8,399,402	27,103,948	16,162,690	16,846,519	10,575,717	24,281,230	24,259,546	1,805,790	969,776
	Retail Class	20,317,504	12,804,584	—	—	—	—	—	—	—	—	139,138	137,324
Redemptions:	Institutional Class	(1,057,162,367)	(1,012,932,172)	(530,849,968)	(422,250,616)	(575,154,884)	(471,680,167)	(235,489,114)	(198,769,472)	(184,417,815)	(149,668,644)	(173,711,998)	(140,032,367)
	Advisor Class†	—	—	(10,677)	—	(3)	—	(528)	—	(20)	—	—	—
	Premier Class	(50,718,194)	(5,647,688)	—	—	—	—	—	—	—	—	(1,217,280)	(942,416)
	Retirement Class	(51,764,768)	(41,888,213)	(72,260,959)	(46,061,476)	(41,362,231)	(47,106,817)	(116,755,976)	(125,071,695)	(66,785,725)	(80,536,408)	(6,093,396)	(8,786,832)
	Retail Class	(81,184,629)	(71,840,881)	—	—	—	—	—	—	—	—	(1,752,101)	(2,327,704)
Net increase (decrease) from shareholder transactions		1,135,538,044	759,514,797	628,304,375	640,165,684	1,354,233,958	780,321,867	352,383,985	351,899,144	80,405,657	180,627,323	370,279,274	340,222,697
Net increase (decrease) in net assets		1,286,877,867	960,397,976	606,410,540	788,422,347	1,413,672,868	660,015,867	412,386,801	440,869,723	51,955,961	94,723,770	490,505,550	146,644,756
NET ASSETS
Beginning of period		9,989,804,562	9,029,406,586	2,838,036,299	2,049,613,952	3,406,854,113	2,746,838,246	2,903,006,369	2,462,136,646	1,724,795,754	1,630,071,984	1,153,602,464	1,006,957,708
End of period		$11,276,682,429	$9,989,804,562	$3,444,446,839	$2,838,036,299	$4,820,526,981	$3,406,854,113	$3,315,393,170	$2,903,006,369	$1,776,751,715	$1,724,795,754	$1,644,108,014	$1,153,602,464
Undistributed net investment income (loss) included in net assets		$178,373,894	$151,917,182	$35,027,787	$29,161,838	$86,324,243	$63,276,530	$53,520,422	$44,309,222	$21,943,718	$18,811,827	$25,039,395	$21,003,001
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	123,200,687	89,954,567	48,620,315	45,327,697	94,054,573	61,737,353	20,389,801	20,578,630	11,358,910	15,291,625	54,238,487	41,825,496
	Advisor Class†	7,702	—	130,121	—	8,223	—	20,074	—	5,995	—	20,315	—
	Premier Class	1,529,136	1,726,541	—	—	—	—	—	—	—	—	876,451	744,226
	Retirement Class	4,699,611	6,787,512	4,418,520	3,909,272	14,547,390	6,271,957	6,861,909	6,762,260	2,062,752	1,607,923	5,759,588	5,555,708
	Retail Class	4,862,772	8,756,307	—	—	—	—	—	—	—	—	263,574	271,704
Shares reinvested:	Institutional Class	18,795,960	12,492,577	2,786,514	2,290,571	10,410,534	5,367,389	2,536,158	1,460,796	4,573,883	3,502,098	3,068,098	2,013,543
	Advisor Class†	—	—	—	—	—	—	—	—	—	—	—	—
	Premier Class	102,140	109,720	—	—	—	—	—	—	—	—	26,684	10,065
	Retirement Class	759,704	438,983	413,020	410,327	1,714,355	933,720	756,807	474,247	1,455,710	1,352,260	228,292	101,124
	Retail Class	1,344,640	836,354	—	—	—	—	—	—	—	—	17,568	14,304
Shares redeemed:	Institutional Class	(68,184,851)	(64,358,988)	(24,913,822)	(19,730,168)	(34,878,642)	(27,195,615)	(10,289,936)	(8,583,365)	(10,650,323)	(7,824,281)	(19,918,334)	(14,459,468)
	Advisor Class†	—	—	(481)	—	—	—	(22)	—	—	—	—	—
	Premier Class	(3,190,620)	(361,767)	—	—	—	—	—	—	—	—	(143,356)	(94,059)
	Retirement Class	(3,402,586)	(2,645,056)	(3,321,786)	(2,141,397)	(2,480,767)	(2,667,448)	(5,144,356)	(5,439,389)	(3,913,751)	(4,270,399)	(725,859)	(879,758)
	Retail Class	(5,203,074)	(4,501,651)	—	—	—	—	—	—	—	—	(201,627)	(239,436)
Net increase (decrease) from shareholder transactions		75,321,221	49,235,099	28,132,401	30,066,302	83,375,666	44,447,356	15,130,435	15,253,179	4,893,176	9,659,226	43,509,881	34,863,449

†	Advisor Class commenced operations on December 4, 2015.

38	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	39

Statements of changes in net assets	concluded

TIAA-CREF Funds ■ For the period or year ended

		International Equity Index Fund
		October 31, 2016	October 31, 2015
OPERATIONS
Net investment income (loss)		$217,912,829	$192,076,935
Net realized gain (loss) on total investments		(74,621,450)	(36,967,458)
Net change in unrealized appreciation (depreciation) on total investments		(278,124,979)	(233,247,674)
Net increase (decrease) in net assets from operations		(134,833,600)	(78,138,197)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(163,179,996)	(184,332,087)
	Advisor Class†	(289)	—
	Premier Class	(6,734,359)	(6,929,632)
	Retirement Class	(17,160,264)	(24,398,260)
	Retail Class	—	—
From realized gains:	Institutional Class	—	(8,064,501)
	Advisor Class†	—	—
	Premier Class	—	(315,593)
	Retirement Class	—	(1,153,159)
	Retail Class	—	—
Total distributions		(187,074,908)	(225,193,232)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	1,905,264,517	1,249,774,697
	Advisor Class†	4,518,401	—
	Premier Class	61,170,367	64,329,903
	Retirement Class	85,149,912	73,797,953
	Retail Class	—	—
Reinvestments of distributions:	Institutional Class	158,959,527	190,852,899
	Advisor Class†	—	—
	Premier Class	6,718,085	7,241,372
	Retirement Class	17,160,264	25,551,419
	Retail Class	—	—
Redemptions:	Institutional Class	(683,392,389)	(585,232,019)
	Advisor Class†	(267,543)	—
	Premier Class	(55,951,004)	(9,629,311)
	Retirement Class	(73,221,046)	(135,363,991)
	Retail Class	—	—
Net increase (decrease) from shareholder transactions		1,426,109,091	881,322,922
Net increase (decrease) in net assets		1,104,200,583	577,991,493
NET ASSETS
Beginning of period		6,465,326,806	5,887,335,313
End of period		$7,569,527,389	$6,465,326,806
Undistributed net investment income (loss) included in net assets		$178,505,522	$149,737,103
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	115,011,799	68,737,106
	Advisor Class†	259,162	—
	Premier Class	3,718,343	3,501,209
	Retirement Class	5,006,403	3,928,579
	Retail Class	—	—
Shares reinvested:	Institutional Class	9,628,076	10,987,501
	Advisor Class†	—	—
	Premier Class	407,404	417,611
	Retirement Class	1,016,603	1,441,140
	Retail Class	—	—
Shares redeemed:	Institutional Class	(41,237,770)	(32,125,313)
	Advisor Class†	(15,864)	—
	Premier Class	(3,343,770)	(526,035)
	Retirement Class	(4,313,428)	(7,307,183)
	Retail Class	—	—
Net increase (decrease) from shareholder transactions		86,136,958	49,054,615

†	Advisor Class commenced operations on December 4, 2015.

40	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

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Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized &	Total gain	Less distributions from		Total	Net asset
	period		value,	investment		unrealized gain	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period
EQUITY INDEX FUND
Institutional Class:	10/31/16		$15.82	$0.33		$0.30	$0.63	$(0.31)	$(0.19)	$(0.50)	$15.95
	10/31/15		15.51	0.31		0.36	0.67	(0.28)	(0.08)	(0.36)	15.82
	10/31/14		13.65	0.27		1.88	2.15	(0.24)	(0.05)	(0.29)	15.51
	10/31/13		10.84	0.25		2.81	3.06	(0.19)	(0.06)	(0.25)	13.65
	10/31/12		9.58	0.21		1.18	1.39	(0.13)	—	(0.13)	10.84
Advisor Class:	10/31/16	‡	15.96	0.25		0.25	0.50	(0.31)	(0.19)	(0.50)	15.96
Premier Class:	10/31/16		15.77	0.32		0.29	0.61	(0.28)	(0.19)	(0.47)	15.91
	10/31/15		15.46	0.29		0.36	0.65	(0.26)	(0.08)	(0.34)	15.77
	10/31/14		13.61	0.25		1.87	2.12	(0.22)	(0.05)	(0.27)	15.46
	10/31/13		10.81	0.24		2.80	3.04	(0.18)	(0.06)	(0.24)	13.61
	10/31/12		9.56	0.20		1.17	1.37	(0.12)	—	(0.12)	10.81
Retirement Class:	10/31/16		16.02	0.29		0.31	0.60	(0.27)	(0.19)	(0.46)	16.16
	10/31/15		15.71	0.28		0.36	0.64	(0.25)	(0.08)	(0.33)	16.02
	10/31/14		13.82	0.24		1.91	2.15	(0.21)	(0.05)	(0.26)	15.71
	10/31/13		10.97	0.23		2.84	3.07	(0.16)	(0.06)	(0.22)	13.82
	10/31/12		9.69	0.19		1.20	1.39	(0.11)	—	(0.11)	10.97
Retail Class:	10/31/16		16.06	0.29		0.32	0.61	(0.27)	(0.19)	(0.46)	16.21
	10/31/15		15.75	0.27		0.36	0.63	(0.24)	(0.08)	(0.32)	16.06
	10/31/14		13.85	0.23		1.92	2.15	(0.20)	(0.05)	(0.25)	15.75
	10/31/13		10.99	0.22		2.85	3.07	(0.15)	(0.06)	(0.21)	13.85
	10/31/12		9.72	0.18		1.20	1.38	(0.11)	—	(0.11)	10.99
LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/16		22.25	0.35		0.13	0.48	(0.32)	(0.28)	(0.60)	22.13
	10/31/15		21.03	0.33		1.52	1.85	(0.29)	(0.34)	(0.63)	22.25
	10/31/14		18.29	0.30		2.76	3.06	(0.26)	(0.06)	(0.32)	21.03
	10/31/13		14.54	0.29		3.73	4.02	(0.27)	—	(0.27)	18.29
	10/31/12		13.06	0.23		1.44	1.67	(0.19)	—	(0.19)	14.54
Advisor Class:	10/31/16	‡	22.50	0.24		(0.02)	0.22	(0.32)	(0.28)	(0.60)	22.12
Retirement Class:	10/31/16		22.38	0.30		0.12	0.42	(0.26)	(0.28)	(0.54)	22.26
	10/31/15		21.15	0.28		1.53	1.81	(0.24)	(0.34)	(0.58)	22.38
	10/31/14		18.39	0.26		2.77	3.03	(0.21)	(0.06)	(0.27)	21.15
	10/31/13		14.61	0.26		3.75	4.01	(0.23)	—	(0.23)	18.39
	10/31/12		13.12	0.20		1.45	1.65	(0.16)	—	(0.16)	14.61
LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/16		17.26	0.44		0.54	0.98	(0.41)	(0.67)	(1.08)	17.16
	10/31/15		17.97	0.43		(0.35)	0.08	(0.33)	(0.46)	(0.79)	17.26
	10/31/14		16.19	0.38		2.16	2.54	(0.33)	(0.43)	(0.76)	17.97
	10/31/13		13.27	0.35		3.21	3.56	(0.33)	(0.31)	(0.64)	16.19
	10/31/12		11.99	0.31		1.59	1.90	(0.28)	(0.34)	(0.62)	13.27
Advisor Class:	10/31/16	‡	17.33	0.31		0.59	0.90	(0.41)	(0.67)	(1.08)	17.15
Retirement Class:	10/31/16		17.50	0.41		0.54	0.95	(0.37)	(0.67)	(1.04)	17.41
	10/31/15		18.21	0.40		(0.36)	0.04	(0.29)	(0.46)	(0.75)	17.50
	10/31/14		16.40	0.34		2.19	2.53	(0.29)	(0.43)	(0.72)	18.21
	10/31/13		13.43	0.32		3.25	3.57	(0.29)	(0.31)	(0.60)	16.40
	10/31/12		12.12	0.29		1.61	1.90	(0.25)	(0.34)	(0.59)	13.43

42	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

					Ratios and supplemental data
	For the
	period				Net assets at		Ratios to average net assets						Portfolio
	or year				end of period		Gross		Net		Net investment		turnover
	ended		Total return		(in thousands	)	expenses		expenses		income (loss	)	rate
EQUITY INDEX FUND
Institutional Class:	10/31/16		4.24%		$10,010,647		0.05%		0.05%		2.11%		9%
	10/31/15		4.48		8,759,567		0.05		0.05		1.99		8
	10/31/14		16.00		7,998,323		0.05		0.05		1.88		6
	10/31/13		28.85		6,705,277		0.06		0.06		2.09		8	[f]
	10/31/12		14.75		3,706,630		0.07		0.07		2.08		6	[f]
Advisor Class:	10/31/16	‡	3.38	bg	123		0.07	[c]	0.07	[c]	1.77	[c]	9
Premier Class:	10/31/16		4.07		70,911		0.20		0.20		2.08		9
	10/31/15		4.36		94,864		0.20		0.20		1.83		8
	10/31/14		15.81		70,236		0.20		0.20		1.73		6
	10/31/13		28.68		61,343		0.21		0.21		1.95		8	[f]
	10/31/12		14.56		48,184		0.22		0.22		1.90		6	[f]
Retirement Class:	10/31/16		3.99		431,405		0.30		0.30		1.87		9
	10/31/15		4.17		394,683		0.30		0.30		1.73		8
	10/31/14		15.76		314,958		0.30		0.30		1.63		6
	10/31/13		28.52		267,636		0.31		0.31		1.86		8	[f]
	10/31/12		14.46		195,671		0.32		0.32		1.85		6	[f]
Retail Class:	10/31/16		3.99		763,597		0.34		0.34		1.84		9
	10/31/15		4.12		740,691		0.35		0.35		1.70		8
	10/31/14		15.73		645,889		0.36		0.36		1.58		6
	10/31/13		28.49		536,027		0.38		0.38		1.79		8	[f]
	10/31/12		14.35		397,199		0.40		0.40		1.76		6	[f]
LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/16		2.29		3,044,925		0.06		0.06		1.61		22
	10/31/15		9.09		2,472,946		0.06		0.06		1.55		24
	10/31/14		17.00		1,750,638		0.06		0.06		1.56		21
	10/31/13		28.14		1,157,001		0.07		0.07		1.81		19	[f]
	10/31/12		12.96		971,051		0.07		0.07		1.66		24	[f]
Advisor Class:	10/31/16	‡	1.09	bh	2,868		0.14	[c]	0.14	[c]	1.26	[c]	22
Retirement Class:	10/31/16		2.02		396,654		0.31		0.31		1.36		22
	10/31/15		8.83		365,090		0.31		0.31		1.31		24
	10/31/14		16.72		298,976		0.31		0.31		1.31		21
	10/31/13		27.90		241,402		0.32		0.32		1.60		19	[f]
	10/31/12		12.69		231,810		0.32		0.32		1.42		24	[f]
LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/16		6.37		4,134,073		0.06		0.06		2.66		23
	10/31/15		0.49		2,958,189		0.06		0.06		2.48		24
	10/31/14		16.38		2,362,546		0.06		0.06		2.23		21
	10/31/13		28.07		1,359,068		0.07		0.07		2.41		19	[f]
	10/31/12		16.70		1,134,741		0.08		0.08		2.48		20	[f]
Advisor Class:	10/31/16	‡	5.87	bi	141		0.08	[c]	0.08	[c]	2.08	[c]	23
Retirement Class:	10/31/16		6.06		686,313		0.31		0.31		2.43		23
	10/31/15		0.26		448,665		0.31		0.31		2.24		24
	10/31/14		16.07		384,292		0.31		0.31		2.00		21
	10/31/13		27.79		302,435		0.32		0.32		2.15		19	[f]
	10/31/12		16.46		226,640		0.32		0.32		2.28		20	[f]

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	43

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized &	Total gain	Less distributions from		Total	Net asset
	period		value,	investment		unrealized gain	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period
S&P 500 INDEX FUND
Institutional Class:	10/31/16		$23.66	$0.51		$0.50	$1.01	$(0.46)	$(0.15)	$(0.61)	$24.06
	10/31/15		22.92	0.47		0.68	1.15	(0.41)	—	(0.41)	23.66
	10/31/14		19.91	0.42		2.94	3.36	(0.35)	—	(0.35)	22.92
	10/31/13		16.05	0.39		3.86	4.25	(0.39)	—	(0.39)	19.91
	10/31/12		14.27	0.33		1.78	2.11	(0.27)	(0.06)	(0.33)	16.05
Advisor Class:	10/31/16	‡	23.87	0.33		0.47	0.80	(0.46)	(0.15)	(0.61)	24.06
Retirement Class:	10/31/16		23.51	0.45		0.50	0.95	(0.41)	(0.15)	(0.56)	23.90
	10/31/15		22.77	0.41		0.69	1.10	(0.36)	—	(0.36)	23.51
	10/31/14		19.79	0.36		2.93	3.29	(0.31)	—	(0.31)	22.77
	10/31/13		15.96	0.34		3.84	4.18	(0.35)	—	(0.35)	19.79
	10/31/12		14.19	0.29		1.78	2.07	(0.24)	(0.06)	(0.30)	15.96
SMALL-CAP BLEND INDEX FUND
Institutional Class:	10/31/16		18.25	0.31		0.42	0.73	(0.30)	(0.80)	(1.10)	17.88
	10/31/15		19.22	0.30		(0.22)	0.08	(0.31)	(0.74)	(1.05)	18.25
	10/31/14		18.58	0.28		1.20	1.48	(0.26)	(0.58)	(0.84)	19.22
	10/31/13		14.24	0.31		4.65	4.96	(0.30)	(0.32)	(0.62)	18.58
	10/31/12		13.17	0.25		1.33	1.58	(0.20)	(0.31)	(0.51)	14.24
Advisor Class:	10/31/16	‡	18.63	0.27		0.08	0.35	(0.30)	(0.80)	(1.10)	17.88
Retirement Class:	10/31/16		18.29	0.27		0.42	0.69	(0.25)	(0.80)	(1.05)	17.93
	10/31/15		19.25	0.25		(0.21)	0.04	(0.26)	(0.74)	(1.00)	18.29
	10/31/14		18.62	0.23		1.20	1.43	(0.22)	(0.58)	(0.80)	19.25
	10/31/13		14.26	0.27		4.68	4.95	(0.27)	(0.32)	(0.59)	18.62
	10/31/12		13.18	0.22		1.33	1.55	(0.16)	(0.31)	(0.47)	14.26
EMERGING MARKETS EQUITY INDEX FUND
Institutional Class:	10/31/16		8.93	0.20		0.59	0.79	(0.20)	—	(0.20)	9.52
	10/31/15		10.68	0.23		(1.77)	(1.54)	(0.21)	—	(0.21)	8.93
	10/31/14		10.84	0.24		(0.20)	0.04	(0.20)	—	(0.20)	10.68
	10/31/13		10.37	0.23		0.39	0.62	(0.15)	—	(0.15)	10.84
	10/31/12		10.24	0.24		0.09	0.33	(0.16)	(0.04)	(0.20)	10.37
Advisor Class:	10/31/16	‡	8.64	0.18		0.90	1.08	(0.20)	—	(0.20)	9.52
Premier Class:	10/31/16		8.91	0.19		0.59	0.78	(0.19)	—	(0.19)	9.50
	10/31/15		10.65	0.23		(1.77)	(1.54)	(0.20)	—	(0.20)	8.91
	10/31/14		10.82	0.21		(0.19)	0.02	(0.19)	—	(0.19)	10.65
	10/31/13		10.35	0.22		0.39	0.61	(0.14)	—	(0.14)	10.82
	10/31/12		10.23	0.24		0.06	0.30	(0.14)	(0.04)	(0.18)	10.35
Retirement Class:	10/31/16		8.90	0.18		0.58	0.76	(0.18)	—	(0.18)	9.48
	10/31/15		10.64	0.21		(1.76)	(1.55)	(0.19)	—	(0.19)	8.90
	10/31/14		10.80	0.21		(0.20)	0.01	(0.17)	—	(0.17)	10.64
	10/31/13		10.34	0.20		0.40	0.60	(0.14)	—	(0.14)	10.80
	10/31/12		10.22	0.23		0.07	0.30	(0.14)	(0.04)	(0.18)	10.34
Retail Class:	10/31/16		8.89	0.16		0.59	0.75	(0.16)	—	(0.16)	9.48
	10/31/15		10.63	0.19		(1.76)	(1.57)	(0.17)	—	(0.17)	8.89
	10/31/14		10.79	0.19		(0.19)	0.00 [d]	(0.16)	—	(0.16)	10.63
	10/31/13		10.32	0.19		0.40	0.59	(0.12)	—	(0.12)	10.79
	10/31/12		10.21	0.20		0.07	0.27	(0.12)	(0.04)	(0.16)	10.32

44	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

continued

					Ratios and supplemental data
	For the
	period				Net assets at		Ratios to average net assets						Portfolio
	or year				end of period		Gross		Net		Net investment		turnover
	ended		Total return		(in thousands	)	expenses		expenses		income (loss	)	rate
S&P 500 INDEX FUND
Institutional Class:	10/31/16		4.47%		$2,527,279		0.05%		0.05%		2.18%		8%
	10/31/15		5.11		2,186,465		0.06		0.06		2.04		8
	10/31/14		17.16		1,808,921		0.06		0.06		1.97		9
	10/31/13		27.08		1,436,986		0.06		0.06		2.19		4	[f]
	10/31/12		15.14		1,342,205		0.07		0.07		2.13		7	[f]
Advisor Class:	10/31/16	‡	3.54	bj	482		0.09	[c]	0.09	[c]	1.59	[c]	8
Retirement Class:	10/31/16		4.19		787,632		0.30		0.30		1.95		8
	10/31/15		4.91		716,541		0.31		0.31		1.79		8
	10/31/14		16.84		653,216		0.31		0.31		1.72		9
	10/31/13		26.73		490,695		0.31		0.31		1.92		4	[f]
	10/31/12		14.85		396,922		0.32		0.32		1.89		7	[f]
SMALL-CAP BLEND INDEX FUND
Institutional Class:	10/31/16		4.48		1,364,443		0.06		0.06		1.80		22
	10/31/15		0.54		1,296,895		0.06		0.06		1.56		22
	10/31/14		8.32		1,154,539		0.06		0.06		1.50		24
	10/31/13		36.38		1,048,944		0.07		0.07		1.92		17	[f]
	10/31/12		12.48		648,984		0.08		0.08		1.81		17	[f]
Advisor Class:	10/31/16	‡	2.33	bk	107		0.08	[c]	0.08	[c]	1.74	[c]	22
Retirement Class:	10/31/16		4.22		412,202		0.31		0.31		1.56		22
	10/31/15		0.31		427,901		0.31		0.31		1.33		22
	10/31/14		8.01		475,533		0.31		0.31		1.25		24
	10/31/13		36.10		506,706		0.32		0.32		1.67		17	[f]
	10/31/12		12.20		311,294		0.33		0.33		1.57		17	[f]
EMERGING MARKETS EQUITY INDEX FUND
Institutional Class:	10/31/16		9.25		1,476,857		0.22		0.22		2.32		30
	10/31/15		(14.54)		1,051,171		0.22		0.22		2.36		42
	10/31/14		0.42		942,827		0.23		0.23		2.29		13
	10/31/13		6.06		680,382		0.29		0.25		2.25		13
	10/31/12		3.31		289,041		0.38		0.25		2.42		25	[f]
Advisor Class:	10/31/16	‡	12.90	bl	193		0.24	[c]	0.24	[c]	2.35	[c]	30
Premier Class:	10/31/16		9.12		17,476		0.37		0.37		2.18		30
	10/31/15		(14.60)		9,624		0.38		0.38		2.40		42
	10/31/14		0.23		4,475		0.39		0.39		1.95		13
	10/31/13		5.96		6,454		0.44		0.40		2.16		13
	10/31/12		3.06		2,016		0.54		0.40		2.38		25	[f]
Retirement Class:	10/31/16		8.92		140,457		0.47		0.47		2.08		30
	10/31/15		(14.69)		84,960		0.47		0.47		2.21		42
	10/31/14		0.17		50,771		0.48		0.48		2.01		13
	10/31/13		5.79		34,503		0.54		0.50		1.96		13
	10/31/12		3.03		24,877		0.63		0.50		2.28		25	[f]
Retail Class:	10/31/16		8.81		9,124		0.61		0.61		1.91		30
	10/31/15		(14.85)		7,847		0.60		0.60		1.98		42
	10/31/14		0.04		8,885		0.64		0.64		1.83		13
	10/31/13		5.70		7,127		0.73		0.64		1.81		13
	10/31/12		2.73		5,773		0.83		0.64		2.00		25	[f]

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	45

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized &	Total gain	Less distributions from		Total	Net asset
	period		value,	investment		unrealized gain	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period
INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/16		$17.86	$0.54		$(1.00)	$(0.46)	$(0.51)	$—	$(0.51)	$16.89
	10/31/15		18.82	0.57		(0.81)	(0.24)	(0.69)	(0.03)	(0.72)	17.86
	10/31/14		19.31	0.72		(0.67)	0.05	(0.54)	—	(0.54)	18.82
	10/31/13		15.73	0.54		3.54	4.08	(0.50)	—	(0.50)	19.31
	10/31/12		15.23	0.55		0.39	0.94	(0.44)	—	(0.44)	15.73
Advisor Class:	10/31/16	‡	17.70	0.37		(0.68)	(0.31)	(0.51)	—	(0.51)	16.88
Premier Class:	10/31/16		17.81	0.51		(0.99)	(0.48)	(0.49)	—	(0.49)	16.84
	10/31/15		18.77	0.54		(0.81)	(0.27)	(0.66)	(0.03)	(0.69)	17.81
	10/31/14		19.26	0.68		(0.65)	0.03	(0.52)	—	(0.52)	18.77
	10/31/13		15.69	0.51		3.54	4.05	(0.48)	—	(0.48)	19.26
	10/31/12		15.20	0.53		0.38	0.91	(0.42)	—	(0.42)	15.69
Retirement Class:	10/31/16		18.20	0.50		(1.01)	(0.51)	(0.47)	—	(0.47)	17.22
	10/31/15		19.15	0.53		(0.81)	(0.28)	(0.64)	(0.03)	(0.67)	18.20
	10/31/14		19.64	0.69		(0.68)	0.01	(0.50)	—	(0.50)	19.15
	10/31/13		15.99	0.50		3.61	4.11	(0.46)	—	(0.46)	19.64
	10/31/12		15.47	0.53		0.38	0.91	(0.39)	—	(0.39)	15.99

‡	Advisor Class commenced operations on December 4, 2015.
a	Based on average shares outstanding.
b	The percentages shown for this period are not annualized.
c	The percentages shown for this period are annualized.
d	Amount represents less than $0.01 per share.
f	Does not include in-kind transactions.
g	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was 4.29%.
h	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was 2.23%.
i	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was 6.30%.
j	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was 4.46%.
k	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was 4.46%.
l	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was 9.23%.
m	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class, was (2.55)%.

46	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

concluded

					Ratios and supplemental data
	For the
	period				Net assets at		Ratios to average net assets						Portfolio
	or year				end of period		Gross		Net		Net investment		turnover
	ended		Total return		(in thousands	)	expenses		expenses		income (loss	)	rate
INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/16		(2.48)%		$6,655,871		0.06%		0.06%		3.25%		11%
	10/31/15		(1.18)		5,549,083		0.06		0.06		3.10		5
	10/31/14		0.37		4,949,536		0.06		0.06		3.73		5
	10/31/13		26.65		4,459,896		0.07		0.07		3.13		3
	10/31/12		6.43		2,833,093		0.08		0.08		3.69		6	[f]
Advisor Class:	10/31/16	‡	(1.67	)bm	4,108		0.14	[c]	0.14	[c]	2.49	[c]	11
Premier Class:	10/31/16		(2.64)		242,345		0.21		0.21		3.09		11
	10/31/15		(1.33)		242,384		0.21		0.21		2.95		5
	10/31/14		0.23		191,665		0.21		0.21		3.55		5
	10/31/13		26.47		200,497		0.22		0.22		2.97		3
	10/31/12		6.25		162,307		0.23		0.23		3.53		6	[f]
Retirement Class:	10/31/16		(2.77)		667,204		0.31		0.31		2.97		11
	10/31/15		(1.38)		673,860		0.31		0.31		2.84		5
	10/31/14		0.11		746,134		0.31		0.31		3.51		5
	10/31/13		26.35		774,407		0.32		0.32		2.86		3
	10/31/12		6.13		645,359		0.33		0.33		3.46		6	[f]

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	47

Notes to financial statements

TIAA-CREF Funds

Note 1—organization and significant accounting policies

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following are the TIAA-CREF Funds included in this report: Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, and the International Equity Index Fund (collectively the “Funds” or individually, the “Fund”).

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA, is registered with the Commission as an investment adviser and provides investment management services for the Funds. Prior to October 1, 2016, Teachers Advisors, LLC was named Teachers Advisors, Inc. The Funds offer up to five share classes, although any one Fund may not necessarily offer all five classes. The Funds may offer Institutional, Advisor, Premier, Retirement and Retail Classes of shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class. The Advisor class was made available for sale by certain Funds on December 4, 2015, pursuant to an amendment to the Trust’s registration statement filed with the Commission.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: The Funds’ investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2016, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, certain foreign taxes paid, utilization of tax equalization credits, dividend redesignations, investments in partnerships, and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statement of operations, and net assets were not affected by these reclassifications.

48	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

New rule issuances: In October 2016, the Commission issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization. This final rule modernizes investment company reporting by requiring the filing of new forms N-PORT and N-CEN, and amends Regulation S-X disclosures related to derivatives and other filings. The requirements of this final rule in relation to forms N-PORT and N-CEN must be adopted by June 1, 2018, while the amended disclosures must be adopted by August 1, 2017. Management is currently assessing the impact of this rule to the Funds’ financial statements and other filings.

In October 2016, the Commission issued Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds liquidity. The requirements of this final rule must be adopted by December 1, 2018. Management is currently assessing the impact of this rule to the Funds’ financial statements and other filings.

In October 2016, the Commission issued Final Rule Release No. 33-10234, Investment Company Swing Pricing. This final rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the Commission. Management may elect to adopt the provisions of this final rule by November 19, 2018. Management is currently assessing the impact of this rule to the Funds’ financial statements and other filings.

Note 2—valuation of investments

Portfolio investments are valued at their estimated fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Certain portfolio investments that are measured at fair value using the NAV per share practical expedient are not categorized within the fair value hierarchy. These investments will be disclosed at their fair value to allow reconciliation back to the Statements of Assets and Liabilities. As of October 31, 2016, no investments were valued utilizing the practical expedient.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Exchange-traded equity securities, common and preferred stock: Equity securities listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date, or if there is no official close of business, the latest sale price, or at the mean of the latest available bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized in Level 2 of the fair value hierarchy.

Debt securities: Debt securities will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, yields or any other key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Investments in registered investment companies: These investments are valued at their NAV on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Futures contracts: Stock and bond index futures contracts, which are traded on commodity exchanges, are valued at the last sale price as of the close of such commodity exchanges and are categorized in Level 1 of the fair value hierarchy.

TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	49

Notes to financial statements

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Transfers between levels are recognized at the end of the reporting period. For the year ended October 31, 2016, there were no material transfers between levels by the Funds.

The following table summarizes the market value of the Funds’ investments as of October 31, 2016, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total
Equity Index
Equity investments:
Financials	$1,622,263,469	$66,334	$—	$1,622,329,803
Health care	1,480,321,220	—	4,028	1,480,325,248
Industrials	1,164,485,112	—	71,574	1,164,556,686
Telecommunication services	261,371,939	—	49,856	261,421,795
All other equity investments*	6,731,944,433	—	—	6,731,944,433
Short-term investments	162,586,151	23,100,000	—	185,686,151
Futures contracts**	(49,441)	—	—	(49,441)
Total	$11,422,922,883	$23,166,334	$125,458	$11,446,214,675
Large-Cap Growth Index
Equity investments*	$3,437,765,374	$—	$—	$3,437,765,374
Short-term investments	27,556,287	13,274,946	—	40,831,233
Futures contracts**	(29,963)	—	—	(29,963)
Total	$3,465,291,698	$13,274,946	$—	$3,478,566,644
Large-Cap Value Index
Equity investments*	$4,801,255,623	$—	$—	$4,801,255,623
Short-term investments	34,170,254	9,800,000	—	43,970,254
Futures contracts**	(64,400)	—	—	(64,400)
Total	$4,835,361,477	$9,800,000	$—	$4,845,161,477
S&P 500 Index
Equity investments*	$3,303,022,620	$—	$—	$3,303,022,620
Short-term investments	11,961,386	7,000,000	—	18,961,386
Futures contracts**	(55,850)	—	—	(55,850)
Total	$3,314,928,156	$7,000,000	$—	$3,321,928,156
Small-Cap Blend Index
Equity investments:
Financials	$330,047,679	$189,710	$—	$330,237,389
Health care	230,059,670	—	15,521	230,075,191
Industrials	249,491,500	—	160,444	249,651,944
Telecommunication services	14,622,653	—	139,956	14,762,609
All other equity investments*	947,810,453	—	—	947,810,453
Short-term investments	157,887,271	4,500,000	—	162,387,271
Total	$1,929,919,226	$4,689,710	$315,921	$1,934,924,857
Emerging Markets Equity Index
Equity investments:
Africa/Middle East	$—	$104,052,735	$246	$104,052,981
Asia	92,791,981	949,156,771	—	1,041,948,752
Europe	2,533,418	54,830,931	—	57,364,349
Latin America	—	190,969,206	—	190,969,206
North America	72,428,740	—	—	72,428,740
All other equity investments*	5,964,735	170,456,438	635	176,421,808
Short-term investments	23,646,068	3,300,000	—	26,946,068
Total	$197,364,942	$1,472,766,081	$881	$1,670,131,904
International Equity Index
Equity investments:
Asia	$1,953,558	$2,103,573,822	$—	$2,105,527,380
Australasia	—	550,513,673	—	550,513,673
Europe	18,187,600	4,015,290,431	—	4,033,478,031
All other equity investments*	90,890,089	746,375,984	—	837,266,073
Short-term investments	115,009,574	19,150,000	—	134,159,574
Futures contracts**	19,827	—	—	19,827
Total	$226,060,648	$7,434,903,910	$—	$7,660,964,558

*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments are not reflected in the Summary portfolio of investments.

50	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

continued

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At October 31, 2016, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Asset derivatives
Derivative contracts	Location	Fair value amount
Equity Index Fund
Equity contracts	Futures contracts*	$(49,441)
Large-Cap Growth Index Fund
Equity contracts	Futures contracts*	(29,963)
Large-Cap Value Index Fund
Equity contracts	Futures contracts*	(64,400)
S&P 500 Index Fund
Equity contracts	Futures contracts*	(55,850)
International Equity Index Fund
Equity contracts	Futures contracts*	19,827

*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contracts.

For the year ended October 31, 2016, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative contracts	Location	Realized gain (loss )	Change in unrealized appreciation (depreciation )
Equity Index Fund
Equity contracts	Futures contracts	$(1,603,685)	$(85,723)
Large-Cap Growth Index Fund
Equity contracts	Futures contracts	(549,757)	(44,529)
Large-Cap Value Index Fund
Equity contracts	Futures contracts	1,271,556	(95,659)
S&P 500 Index Fund
Equity contracts	Futures contracts	577,474	(60,465)
Small-Cap Blend Index Fund
Equity contracts	Futures contracts	2,098,862	(10,656)
International Equity Index Fund
Equity contracts	Futures contracts	(4,777,856)	63,934

Futures contracts: The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures contracts against default. During the year ended October 31, 2016, the Equity Index Fund, the Large-Cap Growth Index Fund, the Large-Cap Value Index Fund, the S&P 500 Index Fund, the Small-Cap Blend Index Fund, and the International Equity Index Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 1% of net assets.

At October 31, 2016, the Funds held the following open futures contracts:

Fund	Futures contracts	Number of long (short) contracts	Settlement value	Expiration date	Unrealized gain (loss )
Equity Index	S&P 500 E Mini Index	66	$6,996,330	December 2016	$(49,441)
Large-Cap Growth Index	S&P 500 E Mini Index	33	3,498,165	December 2016	(29,963)
Large-Cap Value Index	S&P 500 E Mini Index	96	10,176,480	December 2016	(64,400)
S&P 500 Index	S&P 500 E Mini Index	68	7,208,340	December 2016	(55,850)
International Equity Index	MSCI EAFE Mini Index	150	12,492,750	December 2016	19,827

Note 4—investment adviser and affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of Operations are paid to Advisors under the Service Agreement. Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates TPIS for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates TPIS for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	51

Notes to financial statements

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of October 31, 2016, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

	Investment management fee— effective rate	Service agreement fee	Distribution fee		Maximum expense amounts‡
		Retirement Class	Premier Class	Retail Class	Institutional Class	Advisor Class†	Premier Class	Retirement Class	Retail Class
Equity Index	0.04%	0.25%	0.15%	0.25%	0.09%	0.24%	0.24%	0.34%	0.48%
Large-Cap Growth Index	0.04	0.25	—	—	0.09	0.24	—	0.34	—
Large-Cap Value Index	0.04	0.25	—	—	0.09	0.24	—	0.34	—
S&P 500 Index	0.04	0.25	—	—	0.09	0.24	—	0.34	—
Small-Cap Blend Index	0.04	0.25	—	—	0.09	0.24	—	0.34	—
Emerging Markets Equity Index	0.14	0.25	0.15	0.25	0.25	0.40	0.40	0.50	0.64
International Equity Index	0.04	0.25	0.15	—	0.15	0.30	0.30	0.40	—

†	Advisor Class commenced operations on December 4, 2015.
‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 28, 2017. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the year ended October 31, 2016, the Funds engaged in the following security transactions with affiliated entities:

Fund	Purchases	Sales	Realized gain (loss )
Equity Index	$217,008,389	$1,018,759	$(3,820)
Large-Cap Growth Index	208,741,730	2,766,115	(465,482)
Large-Cap Value Index	258,428,780	—	—
S&P 500 Index	114,864,385	7,212,847	2,336,392
Small-Cap Blend Index	3,718,303	9,576,083	(472,050)
Emerging Markets Equity Index	11,274,509	4,227,714	(533,192)
International Equity Index	455,353,125	12,389,645	(3,984)

A registered separate account of TIAA (collectively “TIAA Access”) has various sub-accounts that invest in the Funds, and certain funds within the Trust also make investments in the Funds.

The following is the percentage of the Funds’ shares owned by TIAA Access and other funds within the Trust as of October 31, 2016:

Fund	TIAA Lifecycle Index Funds	TIAA Access	Total
Equity Index	29%	1%	30%
Large-Cap Growth Index	—	4	4
Large-Cap Value Index	—	7	7
S&P 500 Index	—	7	7
Small-Cap Blend Index	—	16	16
Emerging Markets Equity Index	21	1	22
International Equity Index	14	5	19

TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly owned direct subsidiary of TIAA, is a registered investment adviser that provides program management services to multiple qualified tuition programs formed under Section 529 of the Internal Revenue Code (“529 Plans”). These 529 Plans, each of which operates independently, invest a portion of their assets in the Funds. As of October 31, 2016, three 529 Plans owned 13%, 13%, and 7%, respectively, of the Equity Index Fund; one 529 Plan owned 8% of the Large-Cap Growth Index Fund; one 529 Plan owned 6% of the Large-Cap Value Index Fund and two 529 Plans owned 10% and 8%, respectively of the S&P 500 Index Fund; two 529 Plans owned 8% and 7%, respectively, of the Emerging Markets Equity Index Fund; and three 529 Plans owned 8%, 7%, and 6%, respectively, of the International Equity Index Fund.

Companies in which a Fund holds 5% or more of the outstanding voting shares are considered “affiliated companies” of the Fund, pursuant to the 1940 Act. Information regarding transactions with affiliate companies is as follows:

Issue	Value at October 31, 2015	Purchase cost	Sales proceeds	Realized gain (loss)	Dividend income	Withholding expense	Shares at October 31, 2016		Value at October 31, 2016
Equity Index Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$311,112,472	$77,881,192	$388,993,664	$—	$—	$—	—	*	—	*
Small-Cap Blend Index Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$264,957,247	$85,698,387	$350,655,634	$—	$—	$—	—	*	—	*
International Equity Index Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$280,957,418	$225,110,022	$506,067,440	$—	$—	$—	—	*	—	*

*	Not an affiliate investment as of October 31, 2016.

52	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

continued

Note 5—investments

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of Assets and Liabilities. As of October 31, 2016, securities lending transactions are for equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of Operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Net unrealized appreciation (depreciation): At October 31, 2016, net unrealized appreciation (depreciation) based on the aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized (depreciation )	Net unrealized appreciation (depreciation	)
Equity Index	$8,132,367,063	$3,587,011,621	$(273,114,568)	$3,313,897,053
Large-Cap Growth Index	2,806,898,718	721,415,447	(49,717,558)	671,697,889
Large-Cap Value Index	4,559,505,160	435,448,097	(149,727,380)	285,720,717
S&P 500 Index	2,487,247,786	912,465,631	(77,729,411)	834,736,220
Small-Cap Blend Index	1,649,652,132	450,643,342	(165,370,617)	285,272,725
Emerging Markets Equity Index	1,690,726,758	163,153,411	(183,748,265)	(20,594,854)
International Equity Index	7,580,852,035	904,082,685	(823,989,989)	80,092,696

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2016 were as follows:

Fund	Non-U.S. government purchases	Non-U.S. government sales
Equity Index	$1,999,493,754	$974,150,699
Large-Cap Growth Index	1,247,478,102	649,761,958
Large-Cap Value Index	2,125,101,429	899,305,980
S&P 500 Index	568,637,897	244,898,921
Small-Cap Blend Index	385,523,803	371,127,203
Emerging Markets Equity Index	777,136,832	402,481,120
International Equity Index	2,154,850,674	714,986,929

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended October, 31 2016 and October 31, 2015 was as follows:

	10/31/2016			10/31/2015
Fund	Ordinary income	Long-term capital gains	Total	Ordinary income	Long-term capital gains	Total
Equity Index	$192,502,895	$121,541,177	$314,044,072	$164,811,117	$45,636,902	$210,448,019
Large-Cap Growth Index	39,600,585	36,359,204	75,959,789	28,903,693	32,814,369	61,718,062
Large-Cap Value Index	101,495,449	115,001,454	216,496,903	74,165,884	51,040,050	125,205,934
S&P 500 Index	56,244,263	18,179,057	74,423,320	43,852,809	—	43,852,809
Small-Cap Blend Index	29,947,197	73,122,654	103,069,851	33,365,721	53,715,768	87,081,489
Emerging Markets Equity Index	26,579,527	—	26,579,527	20,608,153	—	20,608,153
International Equity Index	187,074,908	—	187,074,908	215,661,544	9,531,688	225,193,232

As of October 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation	)	Capital loss carryover	Total
Equity Index	$177,843,375	$55,609,216	$3,313,897,041		$—	$3,547,349,632
Large-Cap Growth Index	34,969,810	—	671,697,887		(389,796)	706,277,901
Large-Cap Value Index	90,761,387	50,429,185	285,720,720		—	426,911,292
S&P 500 Index	53,438,299	15,939,865	834,736,215		—	904,114,379
Small-Cap Blend Index	22,432,219	48,598,435	285,272,722		—	356,303,376
Emerging Markets Equity Index	26,508,729	—	(21,349,162)		(47,801,484)	(42,641,917)
International Equity Index	207,046,680	—	79,314,525		(71,250,000)	215,111,205

TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	53

Notes to financial statements	concluded

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies, and the treatment of short term gain as ordinary income for tax purposes.

In certain circumstances, a fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). A fund may also accept portfolio securities rather than cash as payment for a purchase of fund shares (in-kind purchase). During the year ended October 31, 2016, the Funds did not have any in-kind purchase or in-kind redemption transactions.

At October 31, 2016, the following Funds had capital loss carryovers, which will expire as follows:

Fund	No expiration	Total
Large-Cap Growth Index	$389,796	$389,796
Emerging Markets Equity Index	47,801,484	47,801,484
International Equity Index	71,250,000	71,250,000

Note 7—emerging markets risks

The Emerging Markets Equity Index Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 8—line of credit

Each of the Funds participates in a $1.5 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 21, 2016 expiring on June 20, 2017, replacing the previous facility, which expired June 2016. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2016, there were no borrowings under this credit facility by the Funds.

Note 9—indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

54	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of the TIAA-CREF Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, and International Equity Index Fund (seven of the portfolios constituting the TIAA-CREF Funds; hereafter collectively referred to as the “Funds”) at October 31, 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 16, 2016

TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	55

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2016

Trustees

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	87	Director, the Maine Coast Heritage Trust; Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation; and Trustee of the Maine Chapter of the Nature Conservancy.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	87	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006).	87	Director of Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Chairman of the Board and Trustee	Indefinite term. Trustee since 2005; Chairman for term ending December 31, 2018. Chairman since 2013.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	87	Director, Commonwealth.
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2011.	Partner (2004–2010) and Managing Director (1999–2004), Goldman Sachs Asset Management.	87	Director, Aflac Insurance. Inc.; Director and Investment Committee member, Sansum Clinic; Investment Committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Chairman, Crane Country Day School.
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1948	Trustee	Indefinite term. Trustee since 2003.	Chairman, First Eagle Holdings (since 2016), Chief Executive Officer (2010–2016), President (2009–2016) and Chief Operating Officer (2009–2010), First Eagle Investment Management, LLC; Principal, BAM Consulting LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009).	87	Director, First Eagle Holdings, LLC; Jones Lang LaSalle Incorporated; Close Brothers Group plc; Jupiter Fund Management plc; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); the North Shore Land Alliance; and Prep for Prep.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Affiliated Faculty Member of the Finance Group at the Alfred P. Sloan School of Management, Massachusetts Institute of Technology (“MIT”) (since 2014); Mitsui Professor of Economics, MIT (since 1996); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008).	87	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

56	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Trustees — concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman and Chief Executive Officer (1991–2016) and Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (2003–2016) and Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	87	Director, SCANA Corporation (energy holding company).
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002) and Professor, University of Texas at Austin (since 1987). Chairman, Department of Finance, University of Texas at Austin (2002–2011).	87	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors); and Investment Advisory Committee, Employees Retirement System of Texas.

Officers

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Managing Director, Senior Compliance Officer of Teachers Insurance and Annuity Association of America (“TIAA”). Chief Compliance Officer of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”).
Glenn Brightman TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1972	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2016.	Senior Vice President, Chief Financial Officer of TIAA Global Asset Management. Treasurer of CREF; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1, the TIAA-CREF Funds and TIAA-CREF Life Funds.
Stephen Gruppo TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1959	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Chief Risk Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex.
Robert G. Leary TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1961	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2013.	Executive Vice President, Chief Executive Officer of TIAA Global Asset Management. Principal Executive Officer and Executive Vice President of CREF and VA-1. Principal Executive Officer and President of TIAA-CREF Funds and TIAA-CREF Life Funds. Prior to joining TIAA, Mr. Leary served as a Representative, Securities Research, Inc., President and Chief Operating Officer, U.S., ING Americas, Chief Executive Officer, ING Insurance US, and Chairman and Chief Executive Officer, ING Investment Management, Americas.

TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	57

Trustees and officers (unaudited)	concluded

TIAA-CREF Funds  ■  October 31, 2016

Officers — concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
J. Keith Morgan TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2015.	Executive Vice President and Chief Legal Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Morgan served as Founder and Chief Executive Officer of Morris Lane Capital LLC (consultant), and as Senior Vice President and General Counsel of General Electric Capital Corporation.
Ronald R. Pressman TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President, Chief Executive Officer, Institutional Financial Services of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Pressman served as President and Chief Executive Officer of General Electric Capital Real Estate.
Phillip T. Rollock TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director since 2013 and Corporate Secretary since 2012.	Senior Managing Director, Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.
Otha T. Spriggs, III TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Human Resources Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Spriggs served as Senior Vice President of Human Resources, Boston Scientific; President of Integrated People Solutions; Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp.
Constance K. Weaver TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1952	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, TIAA.org, or by calling 800-223-1200.

58	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Important tax information (unaudited)

For the fiscal year ended October 31, 2016, the TIAA-CREF Funds designate the following distribution amounts (or the maximum amount allowable) as being from Section 1250 gains and net long-term capital gains.

Fund	Section 1250 gains	Long-term capital gains	Total
Equity Index	$—	$127,346,606	$127,346,606
Large-Cap Growth Index	—	36,359,204	36,359,204
Large-Cap Value Index	383,858	114,617,596	115,001,454
S&P 500 Index	119,471	18,059,586	18,179,057
Small-Cap Blend Index	213,770	72,908,884	73,122,654
Emerging Markets Equity Index	—	—	—
International Equity Index	—	—	—

For the fiscal year ended October 31, 2016, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage
Equity Index	94.78%
Large-Cap Growth Index	100.00
Large-Cap Value Index	87.42
S&P 500 Index	100.00
Small-Cap Blend Index	46.46
Emerging Markets Equity Index	53.99
International Equity Index	64.21

For the fiscal year ended October 31, 2016, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage
Equity Index	93.46%
Large-Cap Growth Index	94.34
Large-Cap Value Index	85.46
S&P 500 Index	95.12
Small-Cap Blend Index	46.18
Emerging Markets Equity Index	0.00
International Equity Index	0.00

The Emerging Markets Equity Index and International Equity Index Funds received income from foreign sources during the year ended October 31, 2016 of $34,435,486 ($0.19940 per share), and $185,181,145 ($0.41388 per share), respectively, and paid taxes to foreign countries during the year ended October 31, 2016 of $4,054,404 ($0.02348 per share), and $12,113,338 ($0.02707 per share), respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2016, which will be reported in conjunction with your 2016 Form 1099-DIV.

By early 2017, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

TIAA-CREF Funds: Equity Index Funds ■ 2016 Annual Report	59

Additional information about index providers (unaudited)

Russell Indexes

The Russell 2000® Index, the Russell 3000® Index, the Russell 1000® Value Index, and the Russell 1000 Growth Index are trademarks/service marks of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The funds are not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the funds nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell® publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. russell makes no representation, warranty or guarantee regarding the use or the results of the use of the russell indexes or any data included therein, or any securities (or combination thereof) comprising the russell indexes. russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the russell index(es) or any data or any security (or combination thereof) included therein.

Standard & Poor® Index

The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the TIAA-CREF S&P 500 Index Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the TIAA-CREF S&P 500 Index Fund.

MSCI Indexes

The funds are not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by Teachers Advisors, LLC. None of the MSCI parties makes any representation or warranty, express or implied, to the issuer or owners of these funds or any other person or entity regarding the advisability of investing in funds generally or in these funds particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to these funds or the issuer or owners of these funds or any other person or entity. None of the MSCI parties has any obligation to take the needs of the issuer or owners of these funds or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI parties is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of these funds to be issued or in the determination or calculation of the equation by or the consideration into which these funds is redeemable. Further, none of the MSCI parties has any obligation or liability to the issuer or owners of these funds or any other person or entity in connection with the administration, marketing or offering of these funds.

although msci shall obtain information for inclusion in or for use in the calculation of the msci indexes from sources that msci considers reliable, none of the msci parties warrants or guarantees the originality, accuracy and/or the completeness of any msci index or any data included therein. none of the msci parties makes any warranty, express or implied, as to results to be obtained by the issuer of these funds, owners of these funds, or any other person or entity, from the use of any msci index or any data included therein. none of the msci parties shall have any liability for any errors, omissions or interruptions of or in connection with any msci index or any data included therein. further, none of the msci parties makes any express or implied warranties of any kind, and the msci parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each msci index and any data included therein. without limiting any of the foregoing, in no event shall any of the msci parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of these securities, products or funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote these securities without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

60	2016 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

How to reach us

TIAA website

TIAA.org

24 hours a day, 7 days a week

Automated telephone service

800-842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800-842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

9 a.m. to 6 p.m. (ET), Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not FDIC insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value.

TIAA Global Asset Management provides investment advice and portfolio management services through TIAA and over a dozen affiliated registered investment advisers. TIAA-CREF Individual & Institutional Services, LLC, Teachers Personal Investors Services, Inc., and Nuveen Securities, LLC, members FINRA and SIPC, distribute securities products.

©2016 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206

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2016 Annual Report October 31, 2016
TIAA-CREF International Fixed-Income Funds

of the TIAA-CREF Funds

Understanding your report from the TIAA-CREF Funds

For the purposes of this report, “TIAA-CREF Funds” refers to the TIAA-CREF International Fixed-Income Funds, which include the Emerging Markets Debt Fund and the International Bond Fund.

This annual report contains full information about the Emerging Markets Debt Fund and describes the fund’s results as of October 31, 2016. Additional information about the International Bond Fund, which commenced operations on August 5, 2016, will be available in the April 30, 2017 semiannual report. This report contains three main sections:

•	The fund performance section compares the Emerging Markets Debt Fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the issuers, industries and types of securities in which each fund had investments as of October 31, 2016.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the TIAA-CREF Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

2	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports, instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ portfolio holdings (Schedule of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at TIAA.org; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of October 31 or April 30; Form N-Q filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. (Call 202-551-8090 for more information.)

Proxy voting

In certain market conditions, the investment portfolio of a fixed-income fund may include shares of common or preferred stock. If that should occur, TIAA-CREF Funds’ ownership of stock would give it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at www.sec.gov. You can also call us at 800-842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at www.sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, LLC (formerly known as Teachers Advisors, Inc.). The members of these teams are responsible for the day-to-day investment management of the funds.

TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	3

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense example that appears in the table on page 5 is intended to help you understand your ongoing costs only (in U.S. dollars) and does not reflect transactional costs or the costs incurred by the fund for buying and selling securities. The example is designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the fund would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2016–October 31, 2016).

Actual expenses

The first line of the two lines listed for each share class in the table uses the class’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. The fund has a contractual fee reimbursement. Had it not been in effect, fund expenses may have been higher.

Hypothetical example for comparison purposes

The second line in each share class’s entry shows hypothetical account values and expenses based on the share class’s actual expense ratio for the six-month period and an assumed 5% per year rate of return before expenses. This was not the share class’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period but rather allows you to compare the ongoing costs of investing in the fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

4	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Expense example

Six months ended October 31, 2016

			Expenses paid
	Beginning	Ending	during period*
	account value	account value	(5/1/16–
Emerging Markets Debt Fund	(5/1/16)	(10/31/16)	10/31/16)
Institutional Class
Actual return	$1,000.00	$1,082.90	$3.40
5% annual hypothetical return	1,000.00	1,021.87	3.30
Advisor Class
Actual return	1,000.00	1,083.58	3.04
5% annual hypothetical return	1,000.00	1,022.22	2.95
Premier Class
Actual return	1,000.00	1,081.04	4.18
5% annual hypothetical return	1,000.00	1,021.11	4.06
Retirement Class
Actual return	1,000.00	1,081.86	4.71
5% annual hypothetical return	1,000.00	1,020.61	4.57
Retail Class
Actual return	1,000.00	1,081.49	5.08
5% annual hypothetical return	1,000.00	1,020.26	4.93

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2016. The fund’s annualized six-month expense ratio for that period was 0.65% for the Institutional Class, 0.58% for the Advisor Class, 0.80% for the Premier Class, 0.90% for the Retirement Class and 0.97% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	5

About the funds’ benchmarks

Emerging Markets Debt Fund

The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI-GD Index) is an unmanaged, market-capitalization-weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds and other debt instruments issued by sovereign and quasi-sovereign entities. The index limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

International Bond Fund

The Bloomberg Barclays Global Aggregate Ex-USD Index (Hedged) is an unmanaged, global, investment-grade fixed-rate bond market index, including treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers, in twenty-four local currencies. Securities are SEC-registered, taxable, non-dollar denominated and must have a minimum maturity of one year. Securities must be rated investment-grade or higher using the middle rating of Moody’s, S&P and Fitch after dropping the highest and lowest available ratings.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI-GD Index) is a trademark and service mark of J.P. Morgan. TIAA products are not promoted or sponsored by, or affiliated with, J.P. Morgan. Information has been obtained from sources believed to be reliable but J.P. Morgan does not guarantee its completeness or accuracy. The EMBI-GD Index is used with permission. The EMBI-GD Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2016, J.P. Morgan Chase & Co. All rights reserved.

6	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Emerging Markets Debt Fund

Performance for the twelve months ended October 31, 2016

The Emerging Markets Debt Fund returned 13.93% for the Institutional Class, compared with the 11.70% return of its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified (“JP Morgan index”). The table on the following page shows returns for all share classes of the fund.

Emerging markets debt soars

The twelve-month period was characterized by economic uncertainty, but despite a decline in the month of October, the JP Morgan index generated double-digit gains. In the first half of the period, oil prices fell, commodities languished and emerging markets economies and currencies generally weakened. On December 16, 2015, the U.S. Federal Reserve raised the federal funds target rate—a key short-term interest-rate benchmark. The following month, China’s currency dropped, rekindling concerns about the country’s economy, and oil hit a low of $26 per barrel in February 2016.

A sharp increase in oil prices, resulting from a growing demand for energy and an improvement in supply and demand dynamics, was beneficial for emerging markets debt securities. In June, the price of oil soared above $50 and remained elevated; and despite Brexit-related volatility, the asset class remained in favor. Emerging markets debt continued to gather momentum and flows amid investor demand for yield, robust risk appetites and firming commodity prices.

Fund gains substantially, surpasses its benchmark

During the twelve-month period, the fund’s return outperformed that of its benchmark as a result of strong performance within the hard currency sovereign, hard currency corporate and local currency sovereign sectors. Within sovereigns, good country allocation decisions (underweight Philippines, Lebanon and Poland; overweight Zambia and Venezuela) as well as strong security selections (Argentina, Indonesia and Venezuela) boosted performance. Overall, corporate selections were positive with strong contributions from companies in Indonesia, Mexico and Kazakhstan. Within corporates, country allocation was negatively impacted by an underweight to Venezuela, and overweights to Brazil and Turkey, but benefited from underweights to China and Malaysia. Local currency sovereign selections contributed to the outperformance versus the benchmark, in particular the exposure to Brazil, which returned over 59% as currency recovered along with local rates. Indonesia and Peru, in local markets, were also positive contributors.

In addition to the underweight to the quasi sovereign energy company of Venezuela (PDVSA) and the overweight to Turkish corporates, specific detractors from performance included two corporate defaults (in Colombia and Brazil), other corporate selections in Brazil, and local currency positions in Mexico (both sovereign and corporate), where the currency was one of the biggest underperformers within local markets during the period.

TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	7

Emerging Markets Debt Fund

Performance as of October 31, 2016

		Total	Average annual
		return	total return
Emerging Markets Debt Fund	Inception date	1 year	since inception
Institutional Class	9/26/2014	13.93%	5.01%
Advisor Class	12/4/2015	13.95 *	5.01	*
Premier Class	9/26/2014	13.78	4.79
Retirement Class	9/26/2014	13.69	4.72
Retail Class	9/26/2014	13.61	4.64
JP Morgan Emerging Markets Bond Index Global Diversified	—	11.70	6.15	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If those higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.
†	Performance is calculated from the inception date of the Institutional Class.

Portfolio composition

% of net assets
as of 10/31/2016
Foreign government securities	53.2
Corporate bonds	43.1
Short-term investments, other assets & liabilities, net	3.7
Total	100.0

Holdings by country

% of portfolio investments
as of 10/31/2016
Mexico	8.7
Turkey	6.6
Brazil	6.6
South Africa	6.2
Indonesia	5.5
Russia	4.5
Peru	2.9
Argentina	2.8
49 other nations	53.9
Short-term investments	2.3
Total	100.0

8	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Emerging Markets Debt Fund

$10,000 invested at fund’s inception

Institutional Class (inception September 26, 2014)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by maturity

% of fixed-income investments
(excluding short-term investments)
as of 10/31/2016
Less than 1 year	0.7
1–3 years	3.9
3–5 years	14.5
5–10 years	50.9
Over 10 years	30.0
Total	100.0

Holdings by credit quality*

% of fixed-income investments
(excluding short-term investments)
as of 10/31/2016
Aaa/AAA	0.5
Aa/AA	1.4
A/A	6.6
Baa/BBB	44.4
Ba/BB	24.9
B/B	18.3
Below B/B	2.3
Non-rated	1.6
Total	100.0

*	Credit quality ratings are based on the J.P. Morgan methodology, which uses the middle rating of the S&P, Moody’s and Fitch ratings to determine an instrument’s rating category. When a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used.

TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	9

Summary portfolio of investments

Emerging Markets Debt Fund  ■  October 31, 2016

Principal		Issuer		Value	% of net assets
BONDS

CORPORATE BONDS
ARGENTINA				$1,344,000	0.5%
AZERBAIJAN
$1,400,000		State Oil Co of the Azerbaijan Republic	4.750%, 03/13/23	1,393,459	0.5
1,700,000		State Oil Co of the Azerbaijan Republic	6.950%, 03/18/30	1,843,054	0.6
				3,236,513	1.1
BRAZIL				9,112,792	3.2
CAYMAN ISLANDS				671,988	0.2
CHILE				4,646,658	1.6
CHINA				2,972,375	1.1
COLOMBIA
1,800,000	g	GrupoSura Finance S.A.	5.500%, 04/29/26	1,908,000	0.7
		Other		2,938,650	1.0
				4,846,650	1.7
COSTA RICA
1,800,000	g	Banco Nacional de Costa Rica	5.875%, 04/25/21	1,869,570	0.6
				1,869,570	0.6
CROATIA				1,087,444	0.4
INDIA				6,707,802	2.5
INDONESIA
2,200,000	g	Golden Legacy Pte Ltd	8.250%, 06/07/21	2,355,511	0.8
		Other		7,643,727	2.7
				9,999,238	3.5
JAMAICA				1,116,500	0.4
KAZAKHSTAN				4,540,835	1.6
KUWAIT				1,561,198	0.5
LUXEMBOURG				1,161,074	0.4
MEXICO
2,300,000	g,i	Banco Mercantil del Norte S.A.	5.750%, 10/04/31	2,222,375	0.8
1,900,000	g,i	Banco Nacional de Comercio Exterior SNC	3.800%, 08/11/26	1,881,000	0.7
1,800,000	g	Cemex SAB de C.V.	7.750%, 04/16/26	2,017,080	0.7
2,700,000	g	Comision Federal de Electricidad	4.750%–4.875%, 01/15/24–02/23/27	2,770,500	1.0
2,000,000	g	Unifin Financiera SAB de C.V. SOFOM ENR	7.250%, 09/27/23	2,005,000	0.7
		Other		11,669,509	4.1
				22,565,464	8.0
MOROCCO				1,315,361	0.5

10	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Summary portfolio of investments	continued

Emerging Markets Debt Fund  ■  October 31, 2016

Principal		Issuer		Value	% of net assets
NETHERLANDS
$1,800,000	g	GTH Finance BV	7.250%, 04/26/23	$1,914,966	0.7%
				1,914,966	0.7
NIGERIA				1,518,594	0.5
PANAMA
2,000,000	g	AES Panama SRL	6.000%, 06/25/22	2,082,734	0.7
		Other		1,371,500	0.5
				3,454,234	1.2
PERU				4,203,875	1.5
RUSSIA
2,700,000	g	LUKOIL International
		Finance BV	4.563%–4.750%, 04/24/23–11/02/26	2,712,604	1.0
		Other		1,247,871	0.4
RUSSIA				3,960,475	1.4
SOUTH AFRICA
2,450,000	g	MTN Mauritius Investment Ltd	5.373%, 02/13/22	2,467,076	0.9
2,000,000	g	MTN Mauritius Investment Ltd	6.500%, 10/13/26	2,027,468	0.7
3,200,000	g	Transnet SOC Ltd	4.000%, 07/26/22	3,134,304	1.1
		Other		2,167,971	0.8
				9,796,819	3.5
SRI LANKA				1,806,210	0.7
TRINIDAD AND TOBAGO				1,694,560	0.6
TURKEY				8,512,197	3.0
UKRAINE				1,076,953	0.4
UNITED KINGDOM				2,703,938	0.9
UNITED STATES				1,448,503	0.5
VENEZUELA				1,161,415	0.4
			TOTAL CORPORATE BONDS (Cost $122,115,170)	122,008,201	43.1
GOVERNMENT BONDS
ANGOLA
2,725,000	g	Republic of Angola	9.500%, 11/12/25	2,658,526	0.9
				2,658,526	0.9

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	11

Summary portfolio of investments	continued

Emerging Markets Debt Fund  ■  October 31, 2016

Principal		Issuer		Value	% of net assets
ARGENTINA
$2,000,000	g	Provincia de Buenos Aires	7.875%, 06/15/27	$2,055,000	0.7%
2,000,000	g	Provincia de Mendoza Argentina	8.375%, 05/19/24	2,085,000	0.7
		Other		2,354,000	0.9
				6,494,000	2.3
AZERBAIJAN
2,000,000	g	Southern Gas Corridor CJSC	6.875%, 03/24/26	2,256,160	0.8
				2,256,160	0.8
BERMUDA
2,500,000	g	Bermuda Government International Bond	3.717%, 01/25/27	2,505,875	0.9
				2,505,875	0.9
BRAZIL
BRL9,850,000		Brazil Notas do Tesouro Nacional Serie F	10.000%, 01/01/21	2,966,641	1.1
$1,910,000		Brazilian Government International Bond	4.250%, 01/07/25	1,890,900	0.7
2,300,000		Brazilian Government International Bond	5.000%, 01/27/45	2,029,750	0.7
		Other		2,502,353	0.9
				9,389,644	3.4
COLOMBIA
2,050,000		Colombia Government International Bond	6.125%, 01/18/41	2,342,125	0.8
				2,342,125	0.8
COSTA RICA
2,500,000	g	Costa Rica Government International Bond	7.158%, 03/12/45	2,612,500	0.9
				2,612,500	0.9
COTE D’IVOIRE				1,113,913	0.4
CROATIA
2,665,000	g	Croatia Government International Bond	6.375%, 03/24/21	2,959,864	1.0
				2,959,864	1.0
DOMINICAN REPUBLIC
2,000,000	g	Dominican Republic International Bond	6.875%, 01/29/26	2,195,000	0.8
67,760,000	g	Dominican Republic
		International Bond	5.875%–16.000%, 02/10/17–04/30/44	4,405,911	1.6
		Other		324,842	0.1
				6,925,753	2.5
ECUADOR				740,250	0.3
EL SALVADOR				1,719,387	0.6
GHANA
2,750,000	g	Republic of Ghana	7.875%, 08/07/23	2,629,154	0.9
2,200,000	g	Republic of Ghana	8.125%, 01/18/26	2,107,043	0.7
				4,736,197	1.6
GREECE				967,139	0.3

12	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Summary portfolio of investments	continued

Emerging Markets Debt Fund  ■  October 31, 2016

Principal		Issuer		Value	% of net assets
GUATEMALA
$3,100,000	g	Guatemala Government International Bond	4.500%–4.875%, 05/03/26–02/13/28	$3,206,093	1.1%
				3,206,093	1.1
HUNGARY
3,000,000	l	Hungary Government International Bond	5.750%, 11/22/23	3,502,953	1.2
				3,502,953	1.2
INDONESIA
2,355,000	g	Indonesia Government International Bond	4.125%, 01/15/25	2,467,786	0.9
		Other		2,829,798	1.0
				5,297,584	1.9
JAMAICA
1,950,000		Jamaica Government International Bond	8.000%, 03/15/39	2,271,477	0.8
		Other		1,130,000	0.4
				3,401,477	1.2
JORDAN
2,500,000	g	Jordan Government International Bond	5.750%, 01/31/27	2,487,750	0.9
				2,487,750	0.9
KAZAKHSTAN				1,495,344	0.5
KENYA				746,306	0.3
KOREA, REPUBLIC OF				1,329,653	0.5
LEBANON				2,169,533	0.7
MALAYSIA				2,829,799	1.0
MEXICO				1,761,538	0.6
MONGOLIA
2,500,000	g	Mongolia Government International Bond	5.125%, 12/05/22	2,206,792	0.8
				2,206,792	0.8
MOROCCO
1,800,000	g	Morocco Government International Bond	5.500%, 12/11/42	2,024,561	0.7
				2,024,561	0.7
NAMIBIA
2,225,000	g	Namibia Government International Bonds	5.250%, 10/29/25	2,307,654	0.8
				2,307,654	0.8
PAKISTAN
1,950,000	g	Third Pakistan International Sukuk Co Ltd	5.500%, 10/13/21	1,982,705	0.7
				1,982,705	0.7
PANAMA				1,853,250	0.6
PARAGUAY
2,750,000	g	Republic of Paraguay	6.100%, 08/11/44	3,038,750	1.1
		Other		770,312	0.3
				3,809,062	1.4

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	13

Summary portfolio of investments	continued

Emerging Markets Debt Fund  ■  October 31, 2016

Principal		Issuer		Value	% of net assets
PERU
$1,500,000		Peruvian Government International Bond	5.625%, 11/18/50	$1,897,500	0.7%
		Other		2,046,907	0.7
				3,944,407	1.4
POLAND				1,128,859	0.4
REPUBLIC OF SERBIA
3,925,000	g,l	Republic of Serbia	4.875%, 02/25/20	4,063,914	1.4
				4,063,914	1.4
RUSSIA
RUB162,500,000		Russian Federal Bond - OFZ	7.000%, 08/16/23	2,367,071	0.8
$2,600,000	g	Russian Foreign Bond - Eurobond	4.750%, 05/27/26	2,753,195	1.0
3,170,000	g	Russian Foreign
		Bond – Eurobond	4.875%–5.625%, 09/16/23–04/04/42	3,451,145	1.2
				8,571,411	3.0
SAUDI ARABIA
2,500,000	g	Saudi Government International Bond	3.250%, 10/26/26	2,467,135	0.9
				2,467,135	0.9
SOUTH AFRICA
2,350,000		South Africa Government International Bond	5.875%, 09/16/25	2,637,036	0.9
2,400,000		South Africa Government International Bond	5.000%, 10/12/46	2,316,192	0.8
		Other		2,669,317	0.9
				7,622,545	2.6
SRI LANKA
1,850,000	g	Sri Lanka Government International Bond	6.850%, 11/03/25	1,947,933	0.7
		Other		1,265,788	0.4
				3,213,721	1.1
SUPRANATIONAL				1,329,090	0.5
SURINAME				781,765	0.3
TUNISIA				1,665,343	0.6
TURKEY
2,075,000		Turkey Government International Bond	5.125%, 03/25/22	2,143,116	0.8
2,000,000		Turkey Government International Bond	4.875%, 10/09/26	1,993,552	0.7
1,975,000		Turkey Government International Bond	6.625%, 02/17/45	2,211,830	0.8
		Other		3,577,337	1.3
				9,925,835	3.6
UKRAINE
2,825,000	g	Ukraine Government International Bond	7.750%, 09/01/19	2,816,525	1.0
2,950,000	g	Ukraine Government International Bond	7.750%, 09/01/27	2,804,713	1.0
		Other		164,356	0.1
				5,785,594	2.1
UNITED STATES				847,425	0.3

14	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Summary portfolio of investments	concluded

Emerging Markets Debt Fund  ■  October 31, 2016

Principal	Issuer		Value	% of net assets
URUGUAY
$3,450,000	Uruguay Government International Bond	5.100%, 06/18/50	$3,432,750	1.2%
	Other		1,399,531	0.5
			4,832,281	1.7
VENEZUELA			2,647,475	0.9
VIETNAM			1,401,943	0.5
ZAMBIA			735,324	0.3
		TOTAL GOVERNMENT BONDS (Cost $146,822,748)	150,797,454	53.2
		TOTAL BONDS (Cost $268,937,918)	272,805,655	96.3
SHORT-TERM INVESTMENTS
UNITED STATES
6,400,000	Federal Home Loan Bank (FHLB)	0.150%, 11/01/16	6,400,000	2.3
			6,400,000	2.3
		TOTAL SHORT-TERM INVESTMENTS (Cost $6,400,000)	6,400,000	2.3

		TOTAL PORTFOLIO (Cost $275,337,918)	279,205,655	98.6
		OTHER ASSETS & LIABILITIES, NET	3,997,498	1.4
		NET ASSETS	$283,203,153	100.0%

Abbreviation(s)

BRL	Brazilian Real
RUB	Russian Ruble

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/16, the aggregate value of these securities, including those in “Other,” was $201,540,697 or 71.2% of net assets.
i	Floating or variable rate security. Coupon rate reflects the rate at period end.
l	All or a portion of these securities have been segregated by the custodian to cover collateral requirements on swap agreements.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent less than 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	15

Summary of market values by sector

Emerging Markets Debt Fund  ■  October 31, 2016

Sector	Value	% of net assets
GOVERNMENT	$150,797,454	53.2%
FINANCIALS	33,220,267	11.7
UTILITIES	26,492,595	9.4
ENERGY	19,424,025	6.9
INDUSTRIALS	11,296,565	4.0
TELECOMMUNICATION SERVICES	9,128,398	3.2
MATERIALS	8,795,935	3.1
CONSUMER DISCRETIONARY	6,809,639	2.4
INFORMATION TECHNOLOGY	3,479,824	1.2
CONSUMER STAPLES	3,360,953	1.2
SHORT-TERM INVESTMENTS	6,400,000	2.3
OTHER ASSETS & LIABILITIES, NET	3,997,498	1.4
NET ASSETS	$283,203,153	100.0%

16	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Summary portfolio of investments

International Bond Fund  ■  October 31, 2016

% of net
Principal	Issuer	Value	assets
BONDS

CORPORATE BONDS
ARGENTINA	$439,880	0.2%
AUSTRALIA	445,182	0.2
AZERBAIJAN	298,598	0.1
BRAZIL	1,490,808	0.7
CANADA	606,000	0.3
CHILE	1,116,743	0.4
CHINA	450,795	0.2
COSTA RICA	519,325	0.2
CROATIA	326,233	0.2
FRANCE	3,190,860	1.4
GERMANY	3,828,619	1.6
HONG KONG	487,743	0.2
INDIA	808,546	0.3
ITALY	493,605	0.2
KAZAKHSTAN	482,039	0.2
KUWAIT	493,024	0.2
LUXEMBOURG	688,661	0.3
MEXICO	1,855,325	0.8
NETHERLANDS	2,210,688	1.0
RUSSIA	425,031	0.2
SOUTH AFRICA	671,455	0.3
SPAIN	2,546,425	1.0
SWEDEN
SEK22,000,000	Skandinaviska Enskilda Banken AB	1.500%, 12/15/21	2,570,679	1.1
Other	284,375	0.1
2,855,054	1.2
SWITZERLAND	3,412,954	1.5
TRINIDAD AND TOBAGO	274,203	0.1
TURKEY	977,307	0.4
UNITED KINGDOM	5,705,500	2.5

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	17

Summary portfolio of investments	continued

International Bond Fund  ■  October 31, 2016

					% of net
Principal		Issuer		Value	assets
UNITED STATES
EUR1,300,000		Aon plc	2.875%, 05/14/26	$1,585,663	0.7%
1,300,000		Kinder Morgan, Inc	2.250%, 03/16/27	1,425,423	0.6
1,700,000		Thermo Fisher Scientific, Inc	1.375%, 09/12/28	1,824,185	0.8
		Other		13,359,221	5.8
				18,194,492	7.9
			TOTAL CORPORATE BONDS (Cost $56,967,643)	55,295,095	23.8
GOVERNMENT BONDS
ARGENTINA
$2,000,000	g	Provincia de Buenos Aires	7.875%, 06/15/27	2,055,000	0.9
				2,055,000	0.9
AUSTRALIA
AUD2,525,000		Australia Government International Bond	3.250%, 10/21/18	1,980,708	0.9
1,600,000		Australia Government International Bond	5.750%, 5/15/21	1,424,975	0.6
		Other		2,165,913	0.9
				5,571,596	2.4
BELGIUM
EUR1,950,000	g	Belgium Government International Bond	1.000%, 06/22/31	2,207,856	0.9
				2,207,856	0.9
BERMUDA
$2,500,000	g	Bermuda Government International Bond	3.717%, 01/25/27	2,505,875	1.1
				2,505,875	1.1
BRAZIL
BRL7,250,000		Brazil Notas do Tesouro Nacional Serie F	10.000%, 01/01/19	2,213,822	0.9
		Other		940,679	0.4
				3,154,501	1.3
CANADA
CAD2,700,000	g	Canada Housing Trust No	1.150%, 12/15/21	2,013,617	0.9
2,870,000		Province of British Columbia Canada	3.200%–3.250%, 12/18/21–06/18/44	2,335,092	1.0
		Other		2,751,722	1.2
				7,100,431	3.1
COLOMBIA				320,730	0.1
DENMARK				762,204	0.3
FRANCE
EUR3,325,000		France Government Bond OAT	1.500%, 05/25/31	4,013,824	1.7
1,235,000		France Government Bond OAT	3.250%, 05/25/45	1,987,571	0.9
		Other		481,049	0.2
				6,482,444	2.8

18	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Summary portfolio of investments	continued

International Bond Fund  ■  October 31, 2016

					% of net
Principal		Issuer		Value	assets
GERMANY
EUR1,300,000		Bundesrepublik Deutschland	0.010%, 08/15/26	$1,404,142	0.6%
		Other		95,494	0.0
				1,499,636	0.6
GHANA				1,266,774	0.5
GREECE
EUR1,525,000	g	Hellenic Republic Government International Bond	4.750%, 04/17/19	1,539,548	0.7
				1,539,548	0.7
GUATEMALA
$1,975,000	g	Guatemala Government International Bond	4.500%, 05/03/26	2,024,375	0.9
				2,024,375	0.9
HUNGARY
HUF528,200,000		Hungary Government International Bond	6.500%, 06/24/19	2,141,438	0.9
				2,141,438	0.9
INDONESIA
EUR1,395,000		Indonesia Government International Bond	2.625%, 06/14/23	1,589,769	0.7
		Other		894,239	0.4
				2,484,008	1.1
IRELAND
EUR1,075,000		Ireland Government International Bond	3.900%, 03/20/23	1,467,102	0.6
1,840,000		Ireland Government International Bond	1.000%, 05/15/26	2,085,334	0.9
				3,552,436	1.5
ISRAEL				2,040,154	0.9
ITALY
EUR4,830,000		Italy Buoni Poliennali Del Tesoro	0.450%, 06/01/21	5,277,665	2.3
2,560,000	g	Italy Buoni Poliennali Del Tesoro	4.750%, 08/01/23	3,494,888	1.5
2,745,000		Italy Buoni Poliennali Del Tesoro	1.600%, 06/01/26	3,011,944	1.3
2,225,000	g	Italy Buoni Poliennali Del Tesoro	1.250%–3.250%, 12/01/26–09/01/46	2,488,187	1.1
				14,272,684	6.2
JAMAICA
$1,35,000		Jamaica Government International Bond	8.000%, 03/15/39	1,572,561	0.7
				1,572,561	0.7
JAPAN
$2,250,000	h	Japan Bank for International Cooperation	2.250%, 11/04/26	2,244,699	1.0
JPY231,000,000		Japan Finance Organization for Municipalities	0.001%–1.400%, 01/20/20–05/22/26	2,250,754	1.0
234,150,000		Japan Government Five Year Bond	0.200%, 06/20/19	2,259,290	1.0
348,450,000		Japan Government Thirty Year Bond	2.500%, 09/20/34	4,606,597	2.0
286,200,000		Japan Government Thirty Year Bond	0.500%, 09/20/46	2,720,147	1.2
338,100,000		Japan Government Twenty Year Bond	1.900%, 03/22/21	3,522,753	1.5
548,500,000		Japan Government Twenty Year Bond	2.100%, 03/20/26	6,306,113	2.7

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	19

Summary portfolio of investments	continued

International Bond Fund  ■  October 31, 2016

					% of net
Principal		Issuer		Value	assets
JAPAN (continued)
JPY413,300,000		Japan Government Twenty Year Bond	0.400%, 03/20/36	$3,968,275	1.7%
		Other		2,259,323	1.0
				30,137,951	13.1
JORDAN				1,069,732	0.5
KOREA, REPUBLIC OF
KRW5,707,900,000		Korea Treasury Bond	1.875%, 06/10/26	5,075,569	2.2
1,791,400,000		Korea Treasury Bond	2.625%, 09/10/35	1,784,142	0.8
		Other		501,756	0.2
				7,361,467	3.2
LITHUANIA
$1,775,000	g	Lithuania Government International Bond	7.375%, 02/11/20	2,087,995	0.9
				2,087,995	0.9
MALAYSIA
MYR14,025,000		Malaysia Government International Bond	3.800%, 08/17/23	3,395,611	1.5
		Other		1,246,887	0.5
				4,642,498	2.0
MOROCCO				931,087	0.4
NEW ZEALAND				478,743	0.2
NORWAY				1,060,320	0.5
PARAGUAY
$1,800,000	g	Paraguay Government International Bond	5.000%, 04/15/26	1,912,500	0.8
				1,912,500	0.8
PERU				1,141,180	0.5
POLAND
PLN6,340,000		Poland Government International Bond	4.000%, 10/25/23	1,724,571	0.7
				1,724,571	0.7
ROMANIA
EUR1,500,000	g	Romanian Government International Bond	2.875%, 05/26/28	1,735,336	0.7
				1,735,336	0.7
RUSSIA
RUB153,075,000		Russian Federal Bond - OFZ	6.200%, 01/31/18	2,345,821	1.0
$1,400,000	g	Russian Foreign Bond - Eurobond	4.750%, 05/27/26	1,482,489	0.6
		Other		189,366	0.1
				4,017,676	1.7
SAUDI ARABIA
$2,000,000	g	Saudi Government International Bond	3.250%, 10/26/26	1,973,708	0.8
				1,973,708	0.8
SINGAPORE				492,602	0.2

20	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Summary portfolio of investments	continued

International Bond Fund  ■  October 31, 2016

					% of net
Principal		Issuer		Value	assets
SLOVENIA
$1,850,000	g	Slovenia Government International Bond	5.500%, 10/26/22	$2,138,776	0.9%
				2,138,776	0.9
SOUTH AFRICA				3,119,341	1.3
SPAIN
EUR3,475,000	g	Spain Government Bond	4.300%, 10/31/19	4,302,717	1.8
1,400,000	g	Spain Government Bond	4.200%, 01/31/37	2,107,990	0.9
		Other		1,538,917	0.7
				7,949,624	3.4
SUPRANATIONAL
INR72,500,000		European Bank for Reconstruction & Development	5.625%, 03/15/2017	1,079,987	0.5
IDR5,700,000,000		European Bank for Reconstruction & Development	8.350%, 06/01/2017	440,754	0.2
6,000,000,000		European Bank for Reconstruction & Development	7.250%, 08/22/17	460,208	0.2
INR34,500,000		European Bank for Reconstruction & Development	5.750%, 03/19/2018	510,993	0.2
IDR5,700,000,000		Inter-American Development Bank	7.250%, 07/17/2017	436,489	0.2
3,000,000,000		Inter-American Development Bank	7.350%, 09/12/2018	231,270	0.1
5,400,000,000		Inter-American Development Bank	9.500%, 04/15/2019	432,356	0.2
NZD200,000		Inter-American Development Bank	3.500%, 05/15/2021	146,542	0.1
AUD1,050,000		Inter-American Development Bank	4.750%, 08/27/2024	910,215	0.4
		Other		1,560,835	0.7
				6,209,649	2.8
SWEDEN				2,187,044	0.9
THAILAND				1,764,173	0.8
TURKEY
TRY5,275,000		Turkey Government International Bond	7.400%, 02/05/20	1,636,686	0.7
				1,636,686	0.7
UNITED KINGDOM
GBP1,575,000		United Kingdom Gilt	1.750%, 07/22/19	2,003,105	0.9
1,200,000		United Kingdom Gilt	2.750%, 09/07/24	1,663,025	0.7
1,580,000		United Kingdom Gilt	4.750%, 12/07/30	2,732,012	1.2
1,165,000		United Kingdom Gilt	4.250%, 03/07/36	2,004,741	0.9
3,160,000		United Kingdom Gilt	1.500%–4.250%, 01/22/21–07/22/65	4,607,417	2.0
				13,010,300	5.7
			TOTAL GOVERNMENT BONDS (Cost $166,019,464)	161,337,210	69.6
			TOTAL BONDS (Cost $222,987,107)	216,632,305	93.4

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	21

Summary portfolio of investments	concluded

International Bond Fund  ■  October 31, 2016

				% of net
Principal	Issuer		Value	assets
SHORT-TERM INVESTMENTS

UNITED STATES
$16,000,000	Federal Home Loan Bank (FHLB)	0.150%, 11/01/16	$16,000,000	6.9%
			16,000,000	6.9
		TOTAL SHORT-TERM INVESTMENTS (Cost $16,000,000)	16,000,000	6.9

		TOTAL PORTFOLIO (Cost $238,987,107)	232,632,305	100.3
		OTHER ASSETS & LIABILITIES, NET	(717,079)	(0.3)
		NET ASSETS	$231,915,226	100.0%

Abbreviation(s)

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/16, the aggregate value of these securities, including those in “Other,” was $57,333,972 or 24.7% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent less than 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

22	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Summary of market values by sector

International Bond Fund  ■  October 31, 2016

		% of net
Sector	Value	assets
GOVERNMENT	$161,337,210	69.6%
FINANCIALS	14,185,647	6.1
UTILITIES	7,176,841	3.1
CONSUMER DISCRETIONARY	6,498,425	2.8
CONSUMER STAPLES	5,617,994	2.4
INDUSTRIALS	4,821,734	2.1
ENERGY	4,821,275	2.1
TELECOMMUNICATION SERVICES	3,476,252	1.5
MATERIALS	2,749,093	1.2
HEALTH CARE	2,504,197	1.1
INFORMATION TECHNOLOGY	1,725,893	0.7
REAL ESTATE	1,283,399	0.5
CONSUMER PRODUCTS & SERVICES	434,345	0.2
SHORT-TERM INVESTMENTS	16,000,000	6.9
OTHER ASSETS & LIABILITIES, NET	(717,079)	(0.3)
NET ASSETS	$231,915,226	100.0%

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	23

Statement of assets and liabilities

TIAA-CREF Funds  ■  October 31, 2016

Emerging Markets Debt Fund		International Bond Fund
ASSETS
Portfolio investments, at value†	$279,205,655	$232,632,305
Cash	40,390	270,753
Receivable from securities transactions	4,139,370	4,390,976
Receivable from Fund shares sold	8,303,374	20,064,741
Dividends and interest receivable	3,668,263	2,053,214
Due from affiliates	292	—
Unrealized appreciation on forward foreign currency contracts	—	39,640
Unrealized appreciation on swap contracts	163,799	—
Other	3,626	45
Total assets	295,524,769	259,451,674
LIABILITIES
Management fees payable	20,940	17,508
Service agreement fees payable	259	10
Distribution fees payable	362	348
Due to affiliates	12,415	226,666
Overdraft payable	—	495,372
Payable for securities transactions	4,829,766	1,569,283
Payable for delayed delivery securities	3,572,220	3,572,233
Payable for Fund shares redeemed	3,459,184	20,989,325
Payable for trustee compensation	3,954	270
Swap premiums received	388,853	—
Unrealized depreciation on forward foreign currency contracts	4,785	547,915
Accrued expenses and other payables	28,878	117,518
Total liabilities	12,321,616	27,536,448
NET ASSETS	$283,203,153	$231,915,226
NET ASSETS CONSIST OF:
Paid-in-capital	$277,388,865	$234,200,545
Undistributed net investment income (loss)	1,418,805	4,463,791
Accumulated net realized gain (loss) on total investments	366,508	140,037
Net unrealized appreciation (depreciation) on total investments	4,028,975	(6,889,147)
NET ASSETS	$283,203,153	$231,915,226
INSTITUTIONAL CLASS:
Net assets	$273,626,419	$227,409,905
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	27,120,316	23,050,790
Net asset value per share	$10.09	$9.87
ADVISOR CLASS:
Net assets	$112,915	$986,567
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	11,180	100,000
Net asset value per share	$10.10	$9.87

24	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Statement of assets and liabilities	concluded

TIAA-CREF Funds  ■  October 31, 2016

Emerging Markets Debt Fund		International Bond Fund
PREMIER CLASS:
Net assets	$257,269	$986,567
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	25,518	100,000
Net asset value per share	$10.08	$9.87
RETIREMENT CLASS:
Net assets	$7,635,109	$1,388,532
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	757,223	140,774
Net asset value per share	$10.08	$9.86
RETAIL CLASS:
Net assets	$1,571,441	$1,143,655
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	155,827	115,978
Net asset value per share	$10.08	$9.86
† Portfolio investments, cost	$275,337,918	$238,987,107

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	25

Statement of operations

TIAA-CREF Funds  ■  For the period or year ended October 31, 2016

Emerging Markets Debt Fund		International Bond Fund†
INVESTMENT INCOME
Interest*	$15,491,641	$418,714
Total income	15,491,641	418,714
EXPENSES
Management fees	1,280,430	120,020
Shareholder servicing — Institutional Class	853	1,831
Shareholder servicing — Advisor Class	17	356
Shareholder servicing — Premier Class	85	1,281
Shareholder servicing — Retirement Class	11,256	2,074
Shareholder servicing — Retail Class	1,314	5,573
Distribution fees — Premier Class	1,362	355
Distribution fees — Retail Class	3,826	626
Registration fees	75,193	85,137
Professional fees	71,036	75,284
Administrative service fees	58,320	15,137
Shareholder reports	42,078	30,795
Custody and accounting fees	31,068	33,087
Trustee fees and expenses	1,834	225
Other expenses	16,671	35,809
Total expenses	1,595,343	407,590
Less: Expenses reimbursed by the investment adviser	(62,358)	(263,385)
Net expenses	1,532,985	144,205
Net investment income (loss)	13,958,656	274,509
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	2,482,786	139,400
Forward foreign currency contracts	27,313	3,917,143
Swap contracts	(90,676)	—
Foreign currency transactions	(1,057,275)	271,795
Net realized gain (loss) on total investments	1,362,148	4,328,338
Change in unrealized appreciation (depreciation) on:
Portfolio investments	15,680,771	(6,354,802)
Forward foreign currency contracts	(4,785)	(508,275)
Swap contracts	163,799	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	11,982	(26,070)
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	15,851,767	(6,889,147)
Net realized and unrealized gain (loss) on total investments	17,213,915	(2,560,809)
Net increase (decrease) in net assets from operations	$31,172,571	$(2,286,300)

* Net of foreign withholding taxes of unaffiliated issuers	$—	$11,952
† For the period August 5, 2016 to October 31, 2016.

26	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

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See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	27

Statements of changes in net assets

TIAA-CREF Funds  ■  For the period or year ended

		Emerging Markets Debt Fund		International Bond Fund
		October 31, 2016	October 31, 2015	October 31, 2016*
OPERATIONS
Net investment income (loss)		$13,958,656	$10,963,147	$274,509
Net realized gain (loss) on total investments		1,362,148	(3,513,996)	4,328,338
Net change in unrealized appreciation (depreciation) on total investments		15,851,767	(11,825,257)	(6,889,147)
Net increase (decrease) in net assets from operations		31,172,571	(4,376,106)	(2,286,300)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(12,460,423)	(8,103,477)	—
	Advisor Class†	(4,270)	—	—
	Premier Class	(52,701)	(34,818)	—
	Retirement Class	(247,071)	(68,959)	—
	Retail Class	(86,082)	(41,319)	—
Total distributions		(12,850,547)	(8,248,573)	—
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	120,322,151	209,868,388	252,309,617
	Advisor Class†	99,983	—	1,000,000
	Premier Class	5,171	—	1,000,000
	Retirement Class	7,197,427	1,486,120	1,408,246
	Retail Class	1,464,599	261,578	1,158,430
Reinvestments of distributions:	Institutional Class	362,028	530,552	—
	Premier Class	69	22,031	—
	Retirement Class	195,186	56,400	—
	Retail Class	34,582	28,670	—
Redemptions:	Institutional Class	(75,087,480)	(41,137,878)	(22,673,141)
	Premier Class	(782,645)	—	—
	Retirement Class	(2,489,993)	(277,779)	(1,626)
	Retail Class	(1,300,293)	(61,178)	—
Net increase (decrease) from shareholder transactions		50,020,785	170,776,904	234,201,526
Net increase (decrease) in net assets		68,342,809	158,152,225	231,915,226
NET ASSETS
Beginning of period		214,860,344	56,708,119	—
End of period		$283,203,153	$214,860,344	$231,915,226
Undistributed net investment income (loss) included in net assets		$1,418,805	$1,268,269	$4,463,791

28	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Statements of changes in net assets	concluded

TIAA-CREF Funds  ■  For the period or year ended

		Emerging Markets Debt Fund		International Bond Fund
		October 31, 2016	October 31, 2015	October 31, 2016*
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	12,361,920	21,436,059	25,346,143
	Advisor Class†	11,180	—	100,000
	Premier Class	511	—	100,000
	Retirement Class	736,654	153,249	140,938
	Retail Class	146,664	26,767	115,978
Shares reinvested:	Institutional Class	36,849	55,058	—
	Premier Class	7	2,284	—
	Retirement Class	20,037	5,954	—
	Retail Class	3,536	2,996	—
Shares redeemed:	Institutional Class	(7,755,386)	(4,327,920)	(2,295,354)
	Premier Class	(77,284)	—	—
	Retirement Class	(250,890)	(29,131)	(163)
	Retail Class	(128,799)	(6,357)	—
Net increase (decrease) from shareholder transactions		5,104,999	17,318,959	23,507,542
*	For the period August 5, 2016 to October 31, 2016.
†	Advisor Class commenced operations on December 4, 2015.

TIAA-CREF International Fixed-Income Fund ■ 2016 Annual Report	29

Financial highlights

TIAA-CREF Funds

		Selected per share data										Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized									Ratios to average net assets
For the		Net asset	Net		& unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period	Total return	at end of period (in thousands	)	Gross expenses		Net expenses		investment income (loss	)	Portfolio turnover rate
EMERGING MARKETS DEBT FUND
Institutional Class:
10/31/16		$ 9.36	$0.57		$ 0.69	$ 1.26	$(0.53)	$—	$(0.53)	$10.09	13.93%	$273,626		0.68%		0.65%		6.02%		125%
10/31/15		10.04	0.51		(0.83)	(0.32)	(0.36)	—	(0.36)	9.36	(3.15)	210,295		0.66		0.65		5.35		115
10/31/14	*	10.00	0.04		0.00 [d]	0.04	—	—	—	10.04	0.40 [b]	53,371		8.89	[c]	0.65	[c]	4.07	[c]	3	[b]
Advisor Class:
10/31/16	‡	9.27	0.52		0.83	1.35	(0.52)	—	(0.52)	10.10	15.05 [b,e]	113		0.70	[c]	0.67	[c]	6.00	[c]	125
Premier Class:
10/31/16		9.35	0.56		0.68	1.24	(0.51)	—	(0.51)	10.08	13.78	257		0.84		0.80		5.91		125
10/31/15		10.04	0.49		(0.84)	(0.35)	(0.34)	—	(0.34)	9.35	(3.44)	957		0.86		0.80		5.09		115
10/31/14	*	10.00	0.04		0.00 [d]	0.04	—	—	—	10.04	0.40 [b]	1,004		10.26	[c]	0.80	[c]	3.70	[c]	3	[b]
Retirement Class:
10/31/16		9.35	0.55		0.69	1.24	(0.51)	—	(0.51)	10.08	13.69	7,635		0.93		0.90		5.66		125
10/31/15		10.04	0.49		(0.84)	(0.35)	(0.34)	—	(0.34)	9.35	(3.51)	2,351		0.94		0.90		5.09		115
10/31/14	*	10.00	0.04		0.00 [d]	0.04	—	—	—	10.04	0.40 [b]	1,218		10.22	[c]	0.90	[c]	3.70	[c]	3	[b]
Retail Class:
10/31/16		9.35	0.54		0.69	1.23	(0.50)	—	(0.50)	10.08	13.61	1,571		1.01		0.99		5.63		125
10/31/15		10.04	0.48		(0.84)	(0.36)	(0.33)	—	(0.33)	9.35	(3.59)	1,257		0.97		0.97		4.96		115
10/31/14	*	10.00	0.03		0.01	0.04	—	—	—	10.04	0.40 [b]	1,114		10.33	[c]	1.00	[c]	3.53	[c]	3	[b]
INTERNATIONAL BOND FUND
Institutional Class:
10/31/16	†	10.00	0.03		(0.16)	(0.13)	—	—	—	9.87	(1.30)[b]	227,410		1.82	[c]	0.65	[c]	1.28	[c]	18	[b]
Advisor Class:
10/31/16	†	10.00	0.02		(0.15)	(0.13)	—	—	—	9.87	(1.30)[b]	987		1.96	[c]	0.80	[c]	0.94	[c]	18	[b]
Premier Class:
10/31/16	†	10.00	0.02		(0.15)	(0.13)	—	—	—	9.87	(1.30)[b]	987		2.50	[c]	0.80	[c]	0.94	[c]	18	[b]
Retirement Class:
10/31/16	†	10.00	0.02		(0.16)	(0.14)	—	—	—	9.86	(1.40)[b]	1,389		2.53	[c]	0.90	[c]	0.84	[c]	18	[b]
Retail Class:
10/31/16	†	10.00	0.02		(0.16)	(0.14)	—	—	—	9.86	(1.40)[b]	1,144		4.29	[c]	1.00	[c]	0.75	[c]	18	[b]

*	The Fund commenced operations on September 26, 2014.
†	The Fund commenced operations on August 5, 2016.
‡	The Advisor Class commenced operations on December 4, 2015.
[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.
[e]	The performance for the Advisor Class, including performance based on the fund’s Institutional Class prior to inception of the Advisor Class was 13.95%.

30	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	31

Notes to financial statements

TIAA-CREF Funds

Note 1—organization and significant accounting policies

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following are the TIAA-CREF Funds included in this report: Emerging Markets Debt Fund and International Bond Fund (collectively the “Funds” or individually, the “Fund”). The International Bond Fund commenced operations on August 5, 2016.

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA, is registered with the Commission as an investment adviser and provides investment management services for the Funds. Prior to October 1, 2016, Teachers Advisors, LLC was named Teachers Advisors, Inc. The Funds offer five share classes: Institutional, Advisor, Premier, Retirement and Retail Classes of shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class. The Advisor class was made available for sale by certain Funds on December 4, 2015, pursuant to an amendment to the Trust’s registration statement filed with the Commission.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: The Funds’ investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Realized gains and losses on securities transactions are based upon

32	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds

the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2016, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, certain foreign taxes paid, and income generated from swaps were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	33

Notes to financial statements

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

New rule issuances: In October 2016, the Commission issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization. This final rule modernizes investment company reporting by requiring the filing of new forms N-PORT and N-CEN, and amends Regulation S-X disclosures related to derivatives and other disclosures in the financial statements and other filings. The requirements of this final rule in relation to forms N-PORT and N-CEN must be adopted by June 1, 2018, while the amended disclosures must be adopted by August 1, 2017. Management is currently assessing the impact of this rule to the Funds’ financial statements and other filings.

In October 2016, the Commission issued Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds liquidity. The requirements of this final rule must be adopted by December 1, 2018. Management is currently assessing the impact of this rule to the Funds’ financial statements and other filings.

In October 2016, the Commission issued Final Rule Release No. 33-10234, Investment Company Swing Pricing. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the Commission. Management may elect to adopt the provisions of this final rule by November 19, 2018. Management is currently assessing the impact of this rule to the Funds’ financial statements and other filings.

Note 2—valuation of investments

Portfolio investments are valued at fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)

34	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Certain portfolio investments that are measured at fair value using the NAV per share practical expedient are not categorized within the fair value hierarchy. These investments will be disclosed at their fair value to allow reconciliation back to the Statements of Assets and Liabilities. As of October 31, 2016, no investments were valued utilizing the practical expedient.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Debt securities: Debt securities will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, yields or any other key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Forward foreign currency contracts: Forward foreign currency contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Transfers between levels are recognized at the end of the reporting period. For the year ended October 31, 2016, the Emerging Markets Debt Fund had transfers from Level 2 to Level 3 due to uncorroborated single sourced broker quotes, of approximately $5.5 million.

As of October 31, 2016, 100% of the value of investments in the International Bond Fund was valued based on Level 2 inputs.

TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	35

Notes to financial statements

The following table summarizes the market value of the Emerging Markets Debt Fund’s investments as of October 31, 2016, based on the inputs used to value them:

Regions	Level 1	Level 2	Level 3	Total
Africa/Middle East	$—	$44,926,759	$—	$44,926,759
Asia	—	49,862,948	—	49,862,948
Europe	—	60,065,431	—	60,065,431
Latin America	—	111,041,637	4,612,952	115,654,589
North America	—	1,448,504	847,424	2,295,928
Short-term investment	—	6,400,000	—	6,400,000
Swap contract*	—	(225,054)	—	(225,054)
Forward foreign currency contracts*	—	(4,785)	—	(4,785)
Total	$—	$273,515,440	$5,460,376	$278,975,816

*	Derivative instruments are not reflected in the Summary portfolio of investments.

The following table is a reconciliation of the Emerging Markets Debt Fund’s investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in securities
Balance as of October 31, 2015	$—
Change in unrealized appreciation (depreciation)	—
Transfers into Level 3	5,460,376
Balance as of October 31, 2016	$5,460,376

The following table summarizes the significant unobservable inputs used to value Level 3 investments in the Emerging Markets Debt Fund as of October 31, 2016:

	Fair value at	Valuation	Unobservable	Range
Fund/Investments	10/31/2016	technique	input	(weighted average)
Corporate and Government Bonds	$4,612,952	Recent market transaction†	Discount	44.8%–94.2% (57.5%)
Government Bond	847,424	Broker quote	*
Total	$5,460,376

†	Recent market transaction refers to the most recent known market transaction.
*	Uncorroborated single source broker quote.

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At October 31, 2016, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

36	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

	Assets derivatives		Liabilities derivatives
Derivative contracts	Location	Fair value amount	Location	Fair value amount
Emerging Markets Debt Fund
Credit contracts	Unrealized appreciation on swap contracts	$163,799	Swap premiums received	$(388,853)
Forward contracts			Unrealized depreciation on forward foreign currency contracts	(4,785)
International Bond Fund
Forward contracts	Unrealized appreciation on forward foreign currency contracts	39,640	Unrealized depreciation on forward foreign currency contracts	(547,915)

For the period ended October 31, 2016, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative contracts	Location	Realized gain (loss	)	Change in unrealized appreciation (depreciation )
Emerging Markets Debt Fund
Forward contracts	Forward foreign currency contracts	$27,313		$(4,785)
Credit contracts	Swap contracts		(90,676)	163,799
International Bond Fund
Forward contracts	Forward foreign currency contracts	3,917,143		(508,275)

Credit default swap contracts: The Funds are subject to credit risk in the normal course of pursuing their investment objectives. Credit default swaps can be settled either directly with the counterparty (bilateral) or through a central clearinghouse (centrally cleared). A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. As a seller in a credit default swap contract, the Funds are required to pay an agreed upon amount to the counterparty with the occurrence of a specified credit event, such as certain bankruptcies related to an underlying credit instrument, index, or issuer which would likely result in a loss to the Funds. The agreed upon amount approximates the notional value of the swap and is estimated to be the maximum potential future payment that the Funds could be required to make under the contract. In return, the Funds receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Funds keep the stream of payments with no payment obligations. When the Funds sell a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets in a segregated account equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Funds.

TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	37

Notes to financial statements

The Funds may also buy credit default swap contracts, in which case the Funds function as the counterparty referenced above. This involves the risk that the contract may expire worthless. Bilateral swaps involve counterparty risk that the seller may fail to satisfy its payment obligations to the Funds with the occurrence of a credit event. Centrally cleared swaps have minimal counterparty credit risk to the Funds as they are entered into with a central clearinghouse which guarantees the swap against default.

The value of a bilateral swap included in net assets is the unrealized gain or loss of the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, while depreciated swaps and premiums received are reflected as liabilities on the Statements of Assets and Liabilities. Centrally cleared swaps initial margin deposits are made, and variation margin payments are made or received reflecting daily changes in the value of the swap contract. The daily fluctuation in fair value is accounted for as a variation margin receivable or payable on the Statements of Assets and Liabilities.

Under the terms of the credit default swap contracts, the Funds receive or make quarterly payments based on a payment rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statements of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses. Daily changes in the value of such contracts are reflected in net unrealized gains and losses.

The Funds invest in credit default swaps to hedge or manage the risks associated with assets held in the Funds and/or to facilitate the implementation of portfolio strategies to seek to increase the total return. During the year ended October 31, 2016, Emerging Markets Debt Fund had exposure to credit default swap contracts, based on underlying notional values, generally between 0% and 1% of net assets.

At October 31, 2016, open bilateral credit default swap contracts sold by the Emerging Markets Debt Fund were as follows:

SOLD
Reference entity	Counterparty	Maturity date	Implied credit spread at 10/31/16	(1)	Notional amount	(2)	Upfront premium paid (received	)	Unrealized appreciation (depreciation	)
VALEBZ (Senior) 8.25% 1/17/2034	Goldman Sachs International	6/20/21	3.70%		$2,000,000		$(388,853)		$163,799

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of year end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is defined under the terms of that particular swap agreement. This amount may be reduced by any recoverable assets, if applicable.

38	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

Forward foreign currency contracts: The Funds are subject to foreign exchange risk in the normal course of pursuing their investment objectives. The Funds use forward foreign currency contracts (“forwards”), including non-deliverable forwards (“NDFs”), to, among other things, hedge portfolio currency risk and to facilitate transactions in securities denominated in foreign currencies. Forwards are over-the-counter (“OTC”) commitments that involve an obligation to purchase or sell a fixed amount of a specific currency on a future date at a locked exchange rate. NDFs allow hedging of currencies where government regulations restrict foreign access to local currency or the parties want to compensate for risk without a physical exchange of funds. Forwards are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded as appreciation or depreciation in the Statements of Assets and Liabilities. The Funds realize gains and losses at the time the forward is closed. Realized and unrealized gains and losses are included in the Statements of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts; from unanticipated movements in the value of a foreign currency relative to the U.S. dollar; and because losses may exceed amounts recognized on the Statements of Assets and Liabilities. During the year ended October 31, 2016, the Emerging Markets Debt Fund and the International Bond Fund had exposure to forwards, based on underlying nominal values, between 0% to 1% and 67% to 71%, respectively.

At October 31, 2016, the Funds held the following open forward contracts:

Fund	Counterparty	Contract settlement date	Receive		Deliver		Unrealized appreciation (depreciation )
Emerging Markets Debt	Bank of America	1/17/2017		$1,000,000	CNH	6,853,000	$ (4,785)
						Total	$ (4,785)
International Bond	Bank of America	11/30/2016		$6,536,181	AUD	8,613,782	$ (11,153)
	Bank of America	11/30/2016		$6,977,161	KRW	7,925,497,108	50,793
						Total	$ 39,640
	Morgan Stanley	11/2/2016	HUF	303,854,581		$1,069,685	$ 10,681
	Morgan Stanley	11/2/2016		$363,184	HUF	100,000,000	7,631
	Morgan Stanley	11/2/2016		492,619	HUF	136,000,000	9,066
	Morgan Stanley	11/2/2016		244,528	HUF	67,854,581	3,268
	Morgan Stanley	11/30/2016		7,188,643	CAD	9,624,584	11,688
	Morgan Stanley	11/30/2016		772,945	DKK	5,262,181	(4,659)
	Morgan Stanley	11/30/2016	EUR	190,000		$207,445	1,378
	Morgan Stanley	11/30/2016	EUR	301,412		$329,898	1,375
	Morgan Stanley	11/30/2016		$70,621,650	EUR	64,619,470	(399,688)
	Morgan Stanley	11/30/2016		1,081,586	HUF	307,248,000	(10,898)
	Morgan Stanley	11/30/2016		27,970,951	JPY	2,932,475,581	(19,367)
	Morgan Stanley	11/30/2016		4,027,513	MYR	16,753,083	41,056
	Morgan Stanley	11/30/2016		866,034	NZD	1,217,302	(3,388)
	Morgan Stanley	11/30/2016		1,076,547	NOK	8,873,255	2,566
	Morgan Stanley	11/30/2016		20,309,030	GBP	16,683,326	(123,217)
	Morgan Stanley	11/30/2016		494,019	SGD	688,815	(1,204)
	Morgan Stanley	11/30/2016		1,618,575	ZAR	22,624,873	(49,416)

TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	39

Notes to financial statements

Fund	Counterparty	Contract settlement date	Receive	Deliver		Unrealized appreciation (depreciation )
International Bond	Morgan Stanley	11/30/2016	$4,789,956	SEK	43,431,585	$ (25,023)
(continued)	Morgan Stanley	11/30/2016	892,929	THB	31,263,242	236
					Total	$ (547,915)
					Total	$ (508,275)

Abbreviation(s):
AUD	Australian Dollar	KRW	South Korean Won
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CNH	Chinese Yuan	NOK	Norwegian Krone
DKK	Danish Krone	NZD	New Zealand Dollar
EUR	Euro	SEK	Swedish Krona
GBP	Pound Sterling	SGD	Singapore Dollar
HUF	Hungarian Forint	THB	Thai Baht
JPY	Japanese Yen	ZAR	South African Rand

Note 4—investment adviser and affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Funds for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of Operations are paid to Advisors under the Service Agreement. Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates TPIS for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates TPIS for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of October 31, 2016, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

40	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

	Investment management fee range	Investment management fee-effective rate	Service agreement fee	Distribution fee
Fund			Retirement Class	Premier Class	Retail Class
Emerging Markets Debt	0.47%–0.55%	0.55%	0.25%	0.15%	0.25%
International Bond	0.51–0.55	0.55	0.25	0.15	0.25

	Maximum expense amounts‡
Fund	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
Emerging Markets Debt	0.65%	0.80%	0.80%	0.90%	1.00%
International Bond	0.65	0.80	0.80	0.90	1.00

‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 28, 2017. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

At the commencement of operations of the Funds, TIAA, an affiliate, invested in the Funds. During the year ended October 31, 2016, TIAA received total proceeds of $8,100,000 and $20,697,000 from redemptions of the Emerging Markets Debt Fund and International Bond Fund, respectively. The following is the percentage of the Funds’ shares owned by affiliates as of October 31, 2016:

Underlying Fund	TIAA	TIAA-CREF Lifecycle Funds	Total
Emerging Markets Debt	—%	92%	92%
International Bond	2	98	100

Note 5—investments

Securities purchased on a when-issued or delayed-delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	41

Notes to financial statements

Net unrealized appreciation (depreciation): At October 31, 2016, net unrealized appreciation (depreciation) based on aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

		Gross	Gross	Net unrealized
		unrealized	unrealized	appreciation
Fund	Tax cost	appreciation	(depreciation )	(depreciation	)
Emerging Markets Debt	$275,713,299	$9,649,329	$(6,156,973)	$3,492,356
International Bond	238,990,006	249,640	(6,607,341)	(6,357,701)

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2016 were as follows:

	Non-U.S.	Non-U.S.
	government	government
Fund	purchases	sales
Emerging Markets Debt	$330,630,117	$283,894,050
International Bond	240,569,587	17,556,800

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended October, 31 2016 and October 31, 2015 was as follows.

	10/31/2016			10/31/2015
		Long-term			Long-term
	Ordinary	capital		Ordinary	capital
Fund	income	gains	Total	income	gains	Total
Emerging Markets Debt	$12,850,547	$—	$12,850,547	$8,248,573	$—	$8,248,573
International Bond	—	—	—	—	—	—

As of October 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized		Capital
	ordinary	long-term	appreciation		loss
Fund	income	capital gains	(depreciation	)	carryover	Total
Emerging Markets Debt	$2,168,952	$—	$3,653,594		$—	$5,822,546
International Bond	4,156,169	—	(6,892,046)		—	(2,735,877)

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of straddle losses, and the treatment of short term gain as ordinary income for tax purposes.

42	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds

concluded

For the year ended October 31, 2016, the Emerging Market Debt Fund utilized $1,436,946 of its capital loss carryover available from prior years and thus reduced the balance of the capital loss carryover to zero.

Note 7—emerging markets risks

The Emerging Markets Debt Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 8—line of credit

The Emerging Markets Debt Fund participates in a $1.5 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. This facility expired June 2016. A new facility was entered into on June 21, 2016 expiring June 20, 2017. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Fund is not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2016, there were no borrowings under this credit facility by the Fund.

Note 9—indemnification

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnities.

The Funds maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Also, under the Funds organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	43

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of the TIAA-CREF Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Debt Fund, and International Bond Fund (two of the portfolios constituting the TIAA-CREF Funds; hereafter collectively referred to as the “Funds”) at October 31, 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 16, 2016

44	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2016

Trustees

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	87	Director, the Maine Coast Heritage Trust; Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation; and Trustee of the Maine Chapter of the Nature Conservancy.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	87	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006).	87	Director of Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Chairman of the Board and Trustee	Indefinite term. Trustee since 2005; Chairman for term ending December 31, 2018. Chairman since 2013.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	87	Director, Commonwealth.

TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	45

Trustees and officers (unaudited)	continued

TIAA-CREF Funds  ■  October 31, 2016

Trustees — concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2011.	Partner (2004–2010) and Managing Director (1999–2004), Goldman Sachs Asset Management.	87	Director, Aflac Insurance. Inc.; Director and Investment Committee member, Sansum Clinic; Investment Committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Chairman, Crane Country Day School.
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1948	Trustee	Indefinite term. Trustee since 2003.	Chairman, First Eagle Holdings (since 2016), Chief Executive Officer (2010–2016), President (2009–2016) and Chief Operating Officer (2009–2010), First Eagle Investment Management, LLC; Principal, BAM Consulting LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009).	87	Director, First Eagle Holdings, LLC; Jones Lang LaSalle Incorporated; Close Brothers Group plc; Jupiter Fund Management plc; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); the North Shore Land Alliance; and Prep for Prep.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Affiliated Faculty Member of the Finance Group at the Alfred P. Sloan School of Management, Massachusetts Institute of Technology (“MIT”) (since 2014); Mitsui Professor of Economics, MIT (since 1996); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008).	87	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

46	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman and Chief Executive Officer (1991–2016) and Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (2003–2016) and Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	87	Director, SCANA Corporation (energy holding company).
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002) and Professor, University of Texas at Austin (since 1987). Chairman, Department of Finance, University of Texas at Austin (2002–2011).	87	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors); and Investment Advisory Committee, Employees Retirement System of Texas.

TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	47

Trustees and officers (unaudited)	concluded

TIAA-CREF Funds  ■  October 31, 2016

Officers — concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Managing Director, Senior Compliance Officer of Teachers Insurance and Annuity Association of America (“TIAA”). Chief Compliance Officer of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”).
Glenn Brightman TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1972	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2016.	Senior Vice President, Chief Financial Officer of TIAA Global Asset Management. Treasurer of CREF; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1, the TIAA-CREF Funds and TIAA-CREF Life Funds.
Stephen Gruppo TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1959	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Chief Risk Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex.
Robert G. Leary TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1961	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2013.	Executive Vice President, Chief Executive Officer of TIAA Global Asset Management. Principal Executive Officer Executive Vice President of CREF and VA-1. Principal Executive Officer and President of TIAA-CREF Funds and TIAA-CREF Life Funds. Prior to joining TIAA, Mr. Leary served as a Representative, Securities Research, Inc., President and Chief Operating Officer, U.S., ING Americas, Chief Executive Officer, ING Insurance US, and Chairman and Chief Executive Officer, ING Investment Management, Americas.

48	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds

J. Keith Morgan TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2015.	Executive Vice President and Chief Legal Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Morgan served as Founder and Chief Executive Officer of Morris Lane Capital LLC (consultant), and as Senior Vice President and General Counsel of General Electric Capital Corporation.
Ronald R. Pressman TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President, Chief Executive Officer, Institutional Financial Services of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Pressman served as President and Chief Executive Officer of General Electric Capital Real Estate.
Phillip T. Rollock TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director since 2013 and Corporate Secretary since 2012.	Senior Managing Director, Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.
Otha T. Spriggs, III TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Human Resources Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Spriggs served as Senior Vice President of Human Resources, Boston Scientific; President of Integrated People Solutions; Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp.
Constance K. Weaver TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1952	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, TIAA.org, or by calling 800-223-1200.

TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	49

Important tax information (unaudited)

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2016, which will be reported in conjunction with your 2016 Form 1099-DIV.

By early 2017, shareholders should receive their Form 1099-DIV and a tax information letter from the Fund. For your specific situation, we recommend that you consult a professional tax advisor.

50	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Renewal of investment management agreement (unaudited)

Board approval of the investment management agreement for the TIAA-CREF International Bond Fund

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of the TIAA-CREF Funds (the “Trust”) is responsible for determining whether to initially approve and, after an initial two-year period, subsequently annually renew the investment management agreement (the “Agreement”) between Teachers Advisors, LLC (formerly known as Teachers Advisors, Inc.) (“TAL”) and the Trust on behalf of each of its series. Under the Agreement, TAL is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Trust. Below is a summary of the process the Board undertook related to the initial approval of the Agreement with respect to the International Bond Fund (the “Fund”).

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that, the Agreement be approved by the Board, including a majority of those Trustees who are considered independent in that they have no direct or indirect interest in the Agreement, and are not “interested persons” of the Trust, as that term is defined in the 1940 Act. All of the Trustees are independent persons under the 1940 Act.

Overview of the approval process

The Board held a meeting on May 24, 2016, at which it considered the initial approval of the Agreement with respect to the Fund using the process established by the Board. As part of this process, the Board delegated certain tasks to its Operations and Investment Committees. During a series of meetings held prior to the May 2016 Board meeting, the Board and the Committees requested information and follow-up materials from TAL representatives, with input from legal counsel to the Trustees and legal counsel to TAL and the Trust, and then evaluated the information produced in accordance with such guidance and requests.

Among other matters, the Board requested and reviewed reports with respect to the Fund by the Board Reporting and Compliance unit of Broadridge Financial Solutions, Inc. (“Broadridge”), using data from Lipper, Inc., which is an independent provider of investment company data. Broadridge is widely recognized as a leading provider of comparative analyses used by independent directors and trustees of investment companies during their advisory contract review processes.

Based on guidance provided by the Board, Broadridge produced, among other information, expense comparison data regarding the Fund, including data relating to the Fund’s proposed management fee rate and total expense ratio. Broadridge also compared this data, as relevant, for the Fund against a universe of investment companies and against a more selective peer group of mutual funds with similar investment objectives and strategies, each of which was selected by Broadridge independent of any input from TAL or the Board.

Among other matters, the Board also requested and reviewed various information provided by TAL to facilitate the Trustees’ evaluation of the reasonableness of any

TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	51

Renewal of investment management agreement (unaudited)

potential profits to be earned by TAL with respect to its services to the Fund pursuant to the Agreement. In this connection, the Board recognized that different Trustees could, and likely would, give different weight to different factors when evaluating the profits anticipated to be realized by TAL, which is also true of their assessment of the Fund’s management fee rate and other aspects of the proposed approval of the Agreement. The Trustees met in private sessions at which no TAL representatives were present to discuss the proposed approval of the Agreement for the Fund.

In advance of the Board meeting held on May 24, 2016, legal counsel for the Trustees requested on behalf of the Board, and TAL provided, information that was designed to assist the Board in its consideration of whether to approve the Agreement for the Fund. In addition to the data provided by Broadridge as described above, this information included, but was not limited to, the following: (1) performance information related to any other fund, account or sleeve of an account with a similar investment strategy already managed by TAL and a comparison of these products’ performance to a benchmark index and a peer group identified by Broadridge; (2) an explanation of the methodology for determining the Fund’s benchmark index; (3) a description of any proposed fee waiver or expense reimbursement arrangements; (4) a comparison of the Fund’s fee rate under the Agreement to the fee rates of any other comparable accounts managed by TAL or certain of its affiliates; (5) any “fall-out” benefits that were identified as reasonably likely to accrue to TAL or its affiliates due to their relationship with the Fund aside from TAL’s direct fee payments pursuant to the Agreement; (6) information regarding TAL’s financial resources, senior professional personnel, overall staffing levels, portfolio manager compensation arrangements, insurance coverage, portfolio trading and best execution practices, and any potential conflicts of interest identified by TAL in connection with rendering services to the Fund; (7) information as to any potential profits to be earned by TAL in connection with its services pursuant to the Agreement; (8) a copy of the Agreement and certain related agreements between the Fund and affiliates of TAL; and (9) proposed narrative explanations of reasons why the Board should approve the Agreement. The Trustees were also given the opportunity to ask questions and request additional information.

In considering whether to approve the Agreement with respect to the Fund, the Board reviewed various factors with respect to the Fund, including: (1) the nature, extent and quality of services to be provided by TAL to the Fund; (2) the investment performance of any similarly managed funds, accounts or sleeves of accounts also managed by TAL; (3) the costs of the services to be provided to the Fund and the potential profits to be realized (if any) by TAL and its affiliates from their relationship with the Fund; (4) fees charged to comparable mutual funds by other advisers; (5) the extent to which economies of scale are anticipated to be realized as the Fund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by TAL with other clients to whom TAL provides comparable services; and (8) any other benefits anticipated to be derived by TAL or its affiliates from their relationship with the Fund. As a general matter, the

52	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve the Agreement.

In reaching its decisions regarding the approval of the Agreement for the Fund, the Board took into account the information described above, other information provided to the Board in connection with this process, information provided to the Board in connection with the March 2016 renewal of the Agreement for certain existing series of the Trust and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Trust. In addition, the Board received and considered information from its legal counsel as to certain relevant guidelines that relate to the approval process under Section 15(c) of the 1940 Act and certain other legal authorities.

In deciding whether to approve the Agreement for the Fund, each Trustee may have accorded different weight to different factors and, thus, each Trustee may have had a different basis for his or her ultimate decision to vote to approve the Agreement for the Fund. At its meeting on May 24, 2016, the Board voted unanimously to approve the Agreement for the Fund. Set forth below is a summary of the primary factors the Board considered with respect to the Fund.

The nature, extent and quality of services

The Board considered the level and depth of knowledge of TAL, including the professional experience and qualifications of its personnel. The Board also considered that TAL is an experienced investment adviser that has managed the existing series of the Trust since their operations commenced. Investment professionals at TAL or its affiliates also manage various accounts of the College Retirement Equities Fund (“CREF”), the TIAA-CREF Life Funds (the “Life Funds”) and TIAA Separate Account VA-1. Under the Agreement, TAL is responsible for, among other duties: managing the assets of the Fund, including conducting research, recommending investments and placing orders to buy and sell securities for the Fund’s investment portfolio; active monitoring of the investment portfolio by various personnel with specific responsibility for the particular types of investments in question; reporting on the investment performance of the Fund to the Board on a regular basis; coordinating the activities of the Fund’s service providers; and overseeing the provision of, various administrative services to the Fund. In particular, the Board reviewed the proposed portfolio management team’s experience and any impacts to investment capacity with the launch of the Fund. The Board also reviewed the proposed currency hedging strategy TAL would implement for the Fund. The Board considered that TAL has carried out these responsibilities in a competent and professional manner with respect to the existing series of the Trust. The Board also considered that TAL has committed significant resources to supporting the Trust and its existing series. It also considered TAL’s compliance program and resources and its compliance record with respect to the existing series of the Trust.

TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	53

Renewal of investment management agreement (unaudited)

The Board also considered the nature and quality of non-portfolio management services provided by TAL and its affiliates. In this regard, the Board considered its ongoing review of the performance of certain affiliated and unaffiliated service providers, including the quality of services provided by those firms and TAL’s oversight of those service providers and the outsourcing of certain services to other firms.

Investment Performance

In assessing the potential performance of the Fund, the Board considered back-tested performance information based on the methodologies for the Fund, while recognizing the limitations of back-tested information. The Board also analyzed the track record of a portfolio that invests in a subset of the international bonds that are eligible for the Fund that employs the same methodologies as those of the Fund and is managed by the same team. This analysis included comparing the portfolio’s returns versus its benchmark index and Broadridge peers. The Board considered that the performance of this portfolio was in the top quartile versus its peers and had generated excess returns compared to its benchmark index.

Cost and profitability

The Board considered pro forma financial and profitability data relating to TAL with respect to the Fund. The Board considered TAL’s projected profit calculations with respect to its services to the Fund both before and after taking into account the costs to be incurred directly or indirectly by TAL in connection with the distribution of shares of the Fund. These estimates projected that the Fund would likely be profitable to TAL starting in 2017. The Board acknowledged the reasonableness of having a management fee rate that permits TAL to maintain and improve the quality of services to be provided to the Fund and recognized the entrepreneurial risk TAL assumes. The Board concluded that any estimated profits to be earned by TAL on its services to the Fund in future years were reasonable in light of various relevant factors.

During its review of TAL’s potential profits, the Board noted its ongoing efforts to examine the level of personnel and other resources available to TAL for its portfolio management and other functions, including the impact of operations related to Nuveen Investments on such resources, so as to assess whether sufficient resources are being devoted to these functions.

Fees charged by other advisers

The Board considered information regarding fees paid to other advisers for managing similar mutual funds, as analyzed by Broadridge. The Board determined that the proposed management fee rate to be charged to the Fund under the Agreement typically was lower than the management fee rates charged to many or most other comparable mutual funds. In this connection, the Board also considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of such similar mutual funds are set and potentially material differences between the Fund and its comparable mutual funds. Additionally, the Board also considered the

54	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

potential limitations of such comparisons due to, among other factors, the fact that, in many instances, Broadridge based its comparisons on financial data relating to fiscal periods that differed from the period for which the Fund’s data were derived. Based on all factors considered, the Board concluded that the management fee rate under the Agreement with respect to the Fund was reasonable in relation to those charged by appropriate groups of comparable mutual funds.

Economies of scale

The Board considered whether TAL is anticipated to experience economies of scale in connection with the operation of the Fund. The Board considered, in connection with the supporting Broadridge data, TAL’s representation that the maximum fee rate that could be charged to the Fund based on its level of assets under the Agreement is comparatively low in relation to peer groups of mutual funds. The Board also considered the extent to which the proposed management fee breakpoint schedule might have a future effect on the Fund’s effective management fee rate. Based on all factors considered, the Board concluded that the Fund’s fee schedule was reasonable in light of projected economies of scale considerations and projected asset levels.

Fee comparison with other TAL clients

The Board considered that neither TAL nor its affiliates manage any registered funds or accounts that invest in a spectrum of international bonds as broad as contemplated for the Fund. As previously noted, they do manage an existing unregistered portfolio with a similar strategy, but this portfolio is not offered to investors and is not charged any management fees.

Other benefits

The Board also considered additional benefits to TAL and its affiliates that could potentially arise from the Agreement. For example, TAL and its affiliates may benefit from the advisory relationship with the Fund to the extent that this relationship results in potential investors viewing TIAA, of which TAL is an indirect, wholly-owned subsidiary, as a leading retirement plan provider in the academic and nonprofit markets and as a single source for all their financial service needs. Both TAL and certain funds managed by TAL or its affiliates may benefit from economies of scale to the extent they share resources and/or personnel. TAL and the Fund may also benefit from TAL’s ability to acquire investment research related to its commission (i.e., soft dollar) arrangements. Additionally, the Fund may be utilized as an investment option for other products and businesses of TAL and its affiliates, such as variable products, funds of funds and 529 education savings plans.

Synopsis of factors

The Board considered the following specific factors (among others) in connection with its determination to approve the Agreement with respect to the Fund. If the Fund is described in the following discussions as being in the “1st” quintile, it is in the

TIAA-CREF International Fixed-Income Funds ■ 2016 Annual Report	55

Renewal of investment management agreement (unaudited)	concluded

best of five groups (that is, the group has the best performance or the lowest expenses, as the case may be). References below to quintiles are based on data provided to the Board in the reports prepared by Broadridge. The specific management fee and expense factors outlined below are based on the Institutional Class shares of the Fund. Because the Institutional Class generally has lower non-management expenses than the other classes of the Fund, the expenses of these other classes will differ from the expenses shown for the Institutional Class.

•	The Fund’s proposed annual contractual management fee rate is 0.55% of average daily net assets with breakpoints.
•	The Fund’s proposed total expenses, actual management fees and contractual management fees were in the 1st, 3rd and 1st quintiles, respectively, of both the group and universe of comparable funds selected by Broadridge for expense purposes.

Based primarily on the foregoing factors and considerations, the Board approved the Agreement for the Fund.

56	2016 Annual Report ■ TIAA-CREF International Fixed-Income Funds

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You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not FDIC insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value.

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Item 2. Code of Ethics.

2(a) The Board of Trustees of the TIAA-CREF Funds (the “Registrant”) has adopted a code of ethics for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b) No response required.

2(c) During the reporting period, there were no amendments to the code of ethics.

2(d) During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

2(e) Not applicable.

2(f) A copy of the current code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit and Compliance Committee.

3(a)(2) Nancy A. Eckl is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Registrant, as a policy, does not engage PwC for management advisory or consulting services.

4(a) Audit Fees.

For the fiscal years ended October 31, 2016 and October 31, 2015, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $1,027,214 and $899,100, respectively.

4(b) Audit Related Fees.

For the fiscal years ended October 31, 2016 and October 31, 2015, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $0 and $0, respectively.

For the fiscal years ended October 31, 2016 and October 31, 2015, the Audit-Related Fees billed by PwC to Teachers Advisors, Inc. (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $0 and $0, respectively.

4(c) Tax Fees.

For the fiscal years ended October 31, 2016 and October 31, 2015, PwC’s aggregate fees for tax services billed to the Registrant were $330,460 and $429,300, respectively.

For the fiscal years ended October 31, 2016 and October 31, 2015, the Tax Fees billed by PwC to the Fund Service Providers were $0 and $0, respectively.

4(d) All Other Fees.

For the fiscal years ended October 31, 2016 and October 31, 2015, PwC’s aggregate fees for all other services billed to the Registrant were $11,000 and $11,000, respectively.

For the fiscal years ended October 31, 2016 and October 31, 2015, PwC’s aggregate fees for all other services billed to the Fund Service Providers were $0 and $0, respectively.

4(e)(1) Preapproval Policy.

The Registrant’s audit and compliance committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the

Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2016 and October 31, 2015 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2016 and October 31, 2015 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2016 and October 31, 2015 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2016 and October 31, 2015 on behalf of the Fund service providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2016 and October 31, 2015 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2016 and October 31, 2015 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the fiscal years ended October 31, 2016 and October 31, 2015, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $313,560 and $397,750, respectively.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

TIAA-CREF FUNDS

ENHANCED LARGE-CAP GROWTH INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.8%

AUTOMOBILES & COMPONENTS - 0.7%
72,999		Lear Corp	$8,962,817
79,486		Thor Industries, Inc	6,304,035
		TOTAL AUTOMOBILES & COMPONENTS	15,266,852

BANKS - 0.4%
281,427		Citizens Financial Group, Inc	7,412,787
		TOTAL BANKS	7,412,787

CAPITAL GOODS - 9.2%
111,698		3M Co	18,463,679
101,268		A.O. Smith Corp	4,574,276
101,950		Boeing Co	14,520,738
78,198		BWX Technologies, Inc	3,066,926
100,244		Deere & Co	8,851,545
139,572		General Electric Co	4,061,545
21,933	*	HD Supply Holdings, Inc	723,789
99,045		Honeywell International, Inc	10,863,256
50,483		Huntington Ingalls	8,145,937
116,097		Illinois Tool Works, Inc	13,185,136
77,000		Lockheed Martin Corp	18,971,260
208,806		Masco Corp	6,447,929
7,691		MSC Industrial Direct Co (Class A)	559,905
13,408		Nordson Corp	1,342,543
65,783		Northrop Grumman Corp	15,064,307
114,674		Paccar, Inc	6,297,896
173,419	*	Quanta Services, Inc	4,985,796
73,068		Raytheon Co	9,981,820
39,842		Rockwell Automation, Inc	4,769,884
90,761	*	Spirit Aerosystems Holdings, Inc (Class A)	4,570,724
50,342		Stanley Works	5,730,933
30,693		Toro Co	1,469,581
95,520	*	United Rentals, Inc	7,227,043
13,967		Valmont Industries, Inc	1,787,078
3,034		W.W. Grainger, Inc	631,436
182,136		Waste Management, Inc	11,959,050
		TOTAL CAPITAL GOODS	188,254,012

COMMERCIAL & PROFESSIONAL SERVICES - 0.4%
38,360	*	LSC Communications, Inc	929,846
303,621		Pitney Bowes, Inc	5,416,599
102,291		RR Donnelley & Sons Co	1,815,665
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	8,162,110
1

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

CONSUMER DURABLES & APPAREL - 1.7%
685		Brunswick Corp	$29,798
77,436		Carter’s, Inc	6,685,824
1,921		Hasbro, Inc	160,231
163,748		Leggett & Platt, Inc	7,512,758
281,461		Mattel, Inc	8,874,465
134,830		Nike, Inc (Class B)	6,765,769
41,011		Tupperware Corp	2,440,975
20,214		Whirlpool Corp	3,028,461
		TOTAL CONSUMER DURABLES & APPAREL	35,498,281

CONSUMER SERVICES - 3.4%
104,767		ARAMARK Holdings Corp	3,900,475
130,759	e	Brinker International, Inc	6,438,573
145,925		Marriott International, Inc (Class A)	10,025,048
201,006		McDonald’s Corp	22,627,245
161,298		Starbucks Corp	8,560,085
46,890		Vail Resorts, Inc	7,476,142
40,460		Wendy’s	438,586
120,407		Wyndham Worldwide Corp	7,927,597
15,790		Yum! Brands, Inc	1,362,361
		TOTAL CONSUMER SERVICES	68,756,112

DIVERSIFIED FINANCIALS - 3.9%
143,061		Charles Schwab Corp	4,535,034
145,526		Discover Financial Services	8,197,479
38,360	*	Donnelley Financial Solutions, Inc	822,822
48,635		Eaton Vance Corp	1,705,143
52,631		Federated Investors, Inc (Class B)	1,421,037
45,602		Invesco Ltd	1,280,960
440,000		iShares Russell 1000 Growth Index Fund	44,765,600
5,928		Lazard Ltd (Class A)	216,135
43,447	e	LPL Financial Holdings, Inc	1,345,119
49,140		Moody’s Corp	4,939,553
64,076		MSCI, Inc (Class A)	5,138,254
8,329		S&P Global, Inc	1,014,889
18,573		T Rowe Price Group, Inc	1,188,858
77,070		TD Ameritrade Holding Corp	2,636,565
		TOTAL DIVERSIFIED FINANCIALS	79,207,448

ENERGY - 0.3%
64,515		Apache Corp	3,837,352
62,484		Cabot Oil & Gas Corp	1,304,666
4,478		Cimarex Energy Co	578,244
32,632		Devon Energy Corp	1,236,427
		TOTAL ENERGY	6,956,689

FOOD & STAPLES RETAILING - 1.9%
7,242		Casey’s General Stores, Inc	818,274
43,488		Costco Wholesale Corp	6,430,570
176,990		CVS Health Corp	14,884,859
134,366		Kroger Co	4,162,659
5,855	*	Sprouts Farmers Market, Inc	129,688
238,391		Sysco Corp	11,471,375
		TOTAL FOOD & STAPLES RETAILING	37,897,425
2

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

FOOD, BEVERAGE & TOBACCO - 6.6%
430,580		Altria Group, Inc	$28,469,950
2,739		Brown-Forman Corp (Class B)	126,460
9,898		Campbell Soup Co	537,857
411,638		Coca-Cola Co	17,453,451
216,375		ConAgra Foods, Inc	10,424,948
72,407		Dr Pepper Snapple Group, Inc	6,356,610
232,477		General Mills, Inc	14,408,924
11,134		Hershey Co	1,140,790
61,230		Ingredion, Inc	8,031,539
131,198		Kellogg Co	9,856,906
275,363		PepsiCo, Inc	29,518,914
45,118		Pilgrim’s Pride Corp	985,377
120,045		Tyson Foods, Inc (Class A)	8,505,188
		TOTAL FOOD, BEVERAGE & TOBACCO	135,816,914

HEALTH CARE EQUIPMENT & SERVICES - 6.7%
39,674		Aetna Inc	4,259,004
78,661		AmerisourceBergen Corp	5,531,442
30,346		Becton Dickinson & Co	5,095,397
105,213		Cardinal Health, Inc	7,227,081
112,239	*	DaVita, Inc	6,579,450
206,795	*	Express Scripts Holding Co	13,937,983
130,244	*	HCA Holdings, Inc	9,967,573
240,748	*	Hologic, Inc	8,669,336
17,135		Humana, Inc	2,939,167
11,532	*	Idexx Laboratories, Inc	1,235,538
60,872	*	Laboratory Corp of America Holdings	7,629,696
64,914		McKesson Corp	8,255,113
48,959	e	Resmed, Inc	2,926,279
9,308		Stryker Corp	1,073,678
187,147	*	Tenet Healthcare Corp	3,688,667
233,895		UnitedHealth Group, Inc	33,056,381
70,421	*	VCA Antech, Inc	4,328,075
34,995	*	Veeva Systems, Inc	1,359,556
64,265	*	WellCare Health Plans, Inc	7,294,720
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	135,054,136

HOUSEHOLD & PERSONAL PRODUCTS - 1.6%
152,911		Church & Dwight Co, Inc	7,379,485
3,698		Energizer Holdings, Inc	171,994
98,300	*,e	Herbalife Ltd	5,964,844
90,732		Kimberly-Clark Corp	10,380,648
66,933		Nu Skin Enterprises, Inc (Class A)	4,126,420
30,764		Spectrum Brands, Inc	4,160,523
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	32,183,914

INSURANCE - 0.8%
34,869		Aon plc	3,864,531
205,701		Marsh & McLennan Cos, Inc	13,039,387
		TOTAL INSURANCE	16,903,918
3

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

MATERIALS - 4.3%
5,291	*	AdvanSix, Inc	$84,444
74,918		Air Products & Chemicals, Inc	9,995,560
107,874		Avery Dennison Corp	7,528,526
6,783		Bemis Co, Inc	330,468
102,401		Celanese Corp (Series A)	7,467,081
76,468		Eagle Materials, Inc	6,191,614
198,373		EI du Pont de Nemours & Co	13,646,079
335,514		Graphic Packaging Holding Co	4,193,925
119,495		LyondellBasell Industries AF S.C.A	9,505,827
278,035	*	Owens-Illinois, Inc	5,366,076
107,936		Packaging Corp of America	8,904,720
33,807		Praxair, Inc	3,957,447
128,546		Sealed Air Corp	5,865,554
179,027		Steel Dynamics, Inc	4,916,081
		TOTAL MATERIALS	87,953,402

MEDIA - 3.9%
18,991	*	Charter Communications, Inc	4,745,661
350,707		Comcast Corp (Class A)	21,680,706
11,089		Interpublic Group of Cos, Inc	248,283
33,683	*	Live Nation, Inc	932,009
128,270		Omnicom Group, Inc	10,238,511
153,365	e	Regal Entertainment Group (Class A)	3,298,881
16,263	*	Starz-Liberty Capital	511,634
100,427		Time Warner, Inc	8,936,999
144,489		Twenty-First Century Fox, Inc	3,795,726
8,058		Twenty-First Century Fox, Inc (Class B)	212,651
68,801		Viacom, Inc (Class B)	2,584,165
246,820		Walt Disney Co	22,877,746
		TOTAL MEDIA	80,062,972

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.2%
271,268		AbbVie, Inc	15,131,329
15,924	*	Alexion Pharmaceuticals, Inc	2,078,082
9,180	*	Alkermes plc	462,764
17,982	*	Allergan plc	3,757,159
155,954		Amgen, Inc	22,014,467
45,604	*	Biogen Idec, Inc	12,777,329
8,648	*	BioMarin Pharmaceutical, Inc	696,337
208,791		Bristol-Myers Squibb Co	10,629,550
118,122	*	Celgene Corp	12,069,706
84,462	*	Charles River Laboratories International, Inc	6,408,976
104,845		Eli Lilly & Co	7,741,755
296,469		Gilead Sciences, Inc	21,829,012
3,034	*	Incyte Corp	263,867
108,116		Johnson & Johnson	12,540,375
790	*	Mettler-Toledo International, Inc	319,223
54,940	*	Quintiles Transnational Holdings, Inc	3,941,396
7,631	*	Regeneron Pharmaceuticals, Inc	2,632,848
33,640	*	Seattle Genetics, Inc	1,739,188
10,694	*	United Therapeutics Corp	1,284,028
4

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

17,451	*	Vertex Pharmaceuticals, Inc	$1,323,833
47,399	*	VWR Corp	1,303,946
54,392	*	Waters Corp	7,568,103
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	148,513,273

REAL ESTATE - 1.7%
44,187		American Tower Corp	5,178,275
10,444		Boston Properties, Inc	1,258,293
10,452	*	CBRE Group, Inc	269,243
77,388		Crown Castle International Corp	7,041,534
1,797		Equinix, Inc	642,032
18,822		Equity Lifestyle Properties, Inc	1,427,460
2,475		Essex Property Trust, Inc	529,873
105,365		Gaming and Leisure Properties, Inc	3,459,133
59,660		Omega Healthcare Investors, Inc	1,898,978
11,532		Public Storage, Inc	2,464,619
5,323	*	Senior Housing Properties Trust	113,220
48,302		Simon Property Group, Inc	8,982,240
38,122		Tanger Factory Outlet Centers, Inc	1,326,646
		TOTAL REAL ESTATE	34,591,546

RETAILING - 8.7%
76,450	*	Amazon.com, Inc	60,381,739
72,345		Bed Bath & Beyond, Inc	2,924,185
50,231	*	Burlington Stores, Inc	3,764,311
1,226	*	Cabela’s, Inc	75,534
430		Dick’s Sporting Goods, Inc	23,929
5,862		Dollar General Corp	405,005
29,342	*	Dollar Tree, Inc	2,216,788
86,057		Foot Locker, Inc	5,746,026
141,915	e	Gap, Inc	3,915,435
50,939		Genuine Parts Co	4,614,564
193,330	*	Groupon, Inc	771,387
232,611		Home Depot, Inc	28,380,868
7,589	*	Liberty Interactive Corp	140,321
25,377	*	LKQ Corp	819,169
234,109		Lowe’s Companies, Inc	15,603,365
35,633	*	Michaels Cos, Inc	828,467
24,320	*	Murphy USA, Inc	1,672,730
46,840	*	NetFlix, Inc	5,848,911
2,107	e	Nordstrom, Inc	109,564
5,527	*	O’Reilly Automotive, Inc	1,461,560
12,841	*	Priceline.com, Inc	18,930,587
150,253		Ross Stores, Inc	9,396,823
72,252		TJX Companies, Inc	5,328,585
6,629	*	Ulta Salon Cosmetics & Fragrance, Inc	1,613,101
87,411	*	Urban Outfitters, Inc	2,923,898
		TOTAL RETAILING	177,896,852

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.7%
395,470		Applied Materials, Inc	11,500,267
62,592		Broadcom Ltd	10,658,166
280,887		Intel Corp	9,794,530
5

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

103,717		Kla-Tencor Corp	$7,790,184
93,688		Lam Research Corp	9,074,620
21,561		Linear Technology Corp	1,294,954
12,008		Microchip Technology, Inc	727,084
33,332		Nvidia Corp	2,371,905
347,930	*	ON Semiconductor Corp	4,060,343
111,717		Qualcomm, Inc	7,677,192
75,594		Skyworks Solutions, Inc	5,816,202
297,249		Texas Instruments, Inc	21,060,092
10,775	*	Versum Materials, Inc	244,593
142,992		Xilinx, Inc	7,274,003
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	99,344,135

SOFTWARE & SERVICES - 21.3%
76,541		Accenture plc	8,897,126
32,115	*	Adobe Systems, Inc	3,452,684
66,486	*	Akamai Technologies, Inc	4,618,782
43,717	*	Alliance Data Systems Corp	8,938,815
55,128	*	Alphabet, Inc (Class A)	44,648,167
56,853	*	Alphabet, Inc (Class C)	44,603,453
15,438		Automatic Data Processing, Inc	1,344,032
138,196		Booz Allen Hamilton Holding Co	4,210,832
44,305		Broadridge Financial Solutions, Inc	2,864,761
112,296	*	Citrix Systems, Inc	9,522,701
6,311	*	Cognizant Technology Solutions Corp (Class A)	324,070
145,092		CSRA, Inc	3,640,358
9,443		DST Systems, Inc	908,039
428,382	*	eBay, Inc	12,213,171
97,727	*	Electronic Arts, Inc	7,673,524
1,069	*	Euronet Worldwide, Inc	85,039
418,196	*	Facebook, Inc	54,779,494
76,273	*	First American Corp	3,246,179
82,761	*	First Data Corp	1,157,826
109,065	*	Fiserv, Inc	10,740,721
7,005	*	FleetCor Technologies, Inc	1,227,977
6,270	*	GoDaddy, Inc	224,403
161,812		International Business Machines Corp	24,868,886
13,235		Jack Henry & Associates, Inc	1,072,300
89,627		Leidos Holdings, Inc	3,725,794
13,422	*	LinkedIn Corp	2,544,811
259,692		MasterCard, Inc (Class A)	27,792,238
1,589,021		Microsoft Corp	95,214,138
30,872		Paychex, Inc	1,704,134
61,291	*	PayPal Holdings, Inc	2,553,383
20,683	*	Rackspace Hosting, Inc	660,615
96,523	*	Salesforce.com, Inc	7,254,669
8,105	*	ServiceNow, Inc	712,511
94,643	*	Teradata Corp	2,551,575
28,432		Total System Services, Inc	1,418,188
228,146	*	Twitter, Inc	4,095,221
3,377	*,e	VeriSign, Inc	283,736
290,232		Visa, Inc (Class A)	23,947,042
12,122		Western Union Co	243,289
6

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

52,990	*	WEX, Inc			$5,781,209
		TOTAL SOFTWARE & SERVICES			435,745,893

TECHNOLOGY HARDWARE & EQUIPMENT - 7.1%
29,333		Amphenol Corp (Class A)			1,933,925
1,037,804		Apple, Inc			117,832,266
30,743	*,e	Arista Networks, Inc			2,605,469
72,705	*	ARRIS International plc			2,019,745
70,760	*	F5 Networks, Inc			9,779,740
2,939	*	IPG Photonics Corp			285,112
86,508		Motorola, Inc			6,278,751
107,964	*	NCR Corp			3,784,138
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			144,519,146

TELECOMMUNICATION SERVICES - 1.2%
185,482	*	T-Mobile US, Inc			9,224,020
329,362		Verizon Communications, Inc			15,842,312
		TOTAL TELECOMMUNICATION SERVICES			25,066,332

TRANSPORTATION - 2.1%
35,253		Alaska Air Group, Inc			2,545,972
141,295		Delta Air Lines, Inc			5,901,892
36,959		Expeditors International of Washington, Inc			1,902,280
38,053		FedEx Corp			6,633,399
69,202	*	JetBlue Airways Corp			1,209,651
151,906		Southwest Airlines Co			6,083,835
105,003		Union Pacific Corp			9,259,164
84,943		United Parcel Service, Inc (Class B)			9,153,458
		TOTAL TRANSPORTATION			42,689,651

		TOTAL COMMON STOCKS			2,043,753,800
		(Cost $1,695,712,141)

PRINCIPAL		ISSUER
SHORT-TERM INVESTMENTS - 1.9%
GOVERNMENT AGENCY DEBT - 0.8%
$14,900,000		Federal Home Loan Bank (FHLB)	0.150%	11/01/16	14,900,000
		TOTAL GOVERNMENT AGENCY DEBT			14,900,000

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.1%
22,908,582	c	State Street Navigator Securities Lending Government Money Market Portfolio			22,908,582
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			22,908,582
		TOTAL SHORT-TERM INVESTMENTS			37,808,582
		(Cost $37,808,582)

		TOTAL INVESTMENTS - 101.7%			2,081,562,382
		(Cost $1,733,520,723)
		OTHER ASSETS & LIABILITIES, NET - (1.7)%			(34,151,066)
		NET ASSETS - 100.0%			$2,047,411,316
7

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $22,688,172.

8

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

TIAA-CREF FUNDS

ENHANCED LARGE-CAP VALUE INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.8%

AUTOMOBILES & COMPONENTS - 1.2%
1,658	*	Adient plc	$75,455
416,732		Ford Motor Co	4,892,434
135,156		General Motors Co	4,270,930
141,708		Gentex Corp	2,396,282
185,295		Goodyear Tire & Rubber Co	5,379,114
16,584		Johnson Controls International plc	668,667
49,007		Lear Corp	6,017,079
		TOTAL AUTOMOBILES & COMPONENTS	23,699,961

BANKS - 10.4%
2,308,580		Bank of America Corp	38,091,570
29,801		BankUnited	868,401
63,789		BB&T Corp	2,500,529
582,519		Citigroup, Inc	28,630,809
84,859		Citizens Financial Group, Inc	2,235,186
8,937		Cullen/Frost Bankers, Inc	679,123
22,518		East West Bancorp, Inc	889,686
374,996		Fifth Third Bancorp	8,159,913
6,479		First Republic Bank	482,232
808,700		JPMorgan Chase & Co	56,010,562
126,903		PNC Financial Services Group, Inc	12,131,927
134,478		Popular, Inc	4,881,552
151,458		SunTrust Banks, Inc	6,850,445
17,171		TFS Financial Corp	305,987
157,507		US Bancorp	7,050,013
918,024		Wells Fargo & Co	42,238,284
		TOTAL BANKS	212,006,219

CAPITAL GOODS - 7.2%
92,297	*	Aecom Technology Corp	2,570,471
28,281		Allison Transmission Holdings, Inc	828,350
67,073		Carlisle Cos, Inc	7,032,604
19,569		Caterpillar, Inc	1,633,229
79,276		Cummins, Inc	10,133,059
30,267		Danaher Corp	2,377,473
125,495		Eaton Corp	8,002,816
20,229		Fluor Corp	1,051,706
1,188,422		General Electric Co	34,583,080
34,644	*	Herc Holdings, Inc	1,042,438
37,601		Huntington Ingalls	6,067,297
62,527		Ingersoll-Rand plc	4,207,442
92,613	*	Jacobs Engineering Group, Inc	4,776,979
55,060		L-3 Communications Holdings, Inc	7,539,916
5,553		Lennox International, Inc	810,127
29,381		Masco Corp	907,285
9

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

155,016		Owens Corning, Inc	$7,561,680
24,482		Paccar, Inc	1,344,551
4,905		Parker Hannifin Corp	602,089
106,546	*	Quanta Services, Inc	3,063,198
117,591	*	Spirit Aerosystems Holdings, Inc (Class A)	5,921,883
41,271		Stanley Works	4,698,291
148,210		Timken Co	4,898,341
71,602		Trinity Industries, Inc	1,528,703
77,483	*	United Rentals, Inc	5,862,364
79,786		United Technologies Corp	8,154,129
21,318	*	USG Corp	536,787
23,549		Valmont Industries, Inc	3,013,095
38,996		Waste Management, Inc	2,560,477
48,802	*	WESCO International, Inc	2,645,068
		TOTAL CAPITAL GOODS	145,954,928

COMMERCIAL & PROFESSIONAL SERVICES - 0.3%
82,782		Manpower, Inc	6,357,657
13,506		Republic Services, Inc	710,821
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	7,068,478

CONSUMER DURABLES & APPAREL - 0.8%
20,109		Brunswick Corp	874,741
76,472		Phillips-Van Heusen Corp	8,180,975
73,801		Ralph Lauren Corp	7,239,878
		TOTAL CONSUMER DURABLES & APPAREL	16,295,594

CONSUMER SERVICES - 1.0%
62,486		ARAMARK Holdings Corp	2,326,354
104,483		Carnival Corp	5,130,115
58,649		Extended Stay America, Inc	838,681
201,337		International Game Technology plc	5,782,398
108,990		Marriott International, Inc (Class A)	7,487,613
		TOTAL CONSUMER SERVICES	21,565,161

DIVERSIFIED FINANCIALS - 7.2%
13,025	*	Affiliated Managers Group, Inc	1,727,896
32,015		AGNC Investment Corp	642,221
101,651		American Express Co	6,751,659
28,918		Ameriprise Financial, Inc	2,556,062
137,296		Annaly Capital Management, Inc	1,422,387
155,674		Bank of New York Mellon Corp	6,736,014
11,304		BlackRock, Inc	3,857,377
124,221		Capital One Financial Corp	9,197,323
135,346		Discover Financial Services	7,624,040
65,389		Goldman Sachs Group, Inc	11,654,935
450,000		iShares Russell 1000 Value Index Fund	46,818,000
103,808		Lazard Ltd (Class A)	3,784,840
13,916	e	LPL Financial Holdings, Inc	430,839
6,373		Moody’s Corp	640,614
434,721		Morgan Stanley	14,593,584
201,311		Navient Corp	2,572,755
36,809	*	OneMain Holdings, Inc	1,043,167
10

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

336,114	*	Santander Consumer USA Holdings, Inc	$4,100,591
18,278		Starwood Property Trust, Inc	406,503
134,355		State Street Corp	9,433,065
333,838		Synchrony Financial	9,544,428
11,030		T Rowe Price Group, Inc	706,030
		TOTAL DIVERSIFIED FINANCIALS	146,244,330

ENERGY - 12.2%
54,454		Anadarko Petroleum Corp	3,236,746
37,257	*	Antero Resources Corp	986,193
15,091		Apache Corp	897,613
116,750		Baker Hughes, Inc	6,467,950
21,632		Cabot Oil & Gas Corp	451,676
339,122		Chevron Corp	35,523,030
21,252		Cimarex Energy Co	2,744,271
4,590	*	Concho Resources, Inc	582,655
163,300		ConocoPhillips	7,095,385
43,843	*	Continental Resources, Inc	2,144,361
90,695		Devon Energy Corp	3,436,433
46,804	e	Diamond Offshore Drilling, Inc	771,798
40,445	*	Diamondback Energy, Inc	3,692,224
32,825		Energen Corp	1,645,517
49,640		Ensco plc	388,185
95,371		EOG Resources, Inc	8,623,446
778,132		Exxon Mobil Corp	64,833,958
133,635	*	FMC Technologies, Inc	4,312,401
49,603	e	Frank’s International NV	558,034
85,251		Halliburton Co	3,921,546
30,459	e	Helmerich & Payne, Inc	1,922,267
358,620		Kinder Morgan, Inc	7,326,607
85,953	*	Laredo Petroleum Holdings, Inc	1,024,560
143,657		Marathon Petroleum Corp	6,262,009
240,559		Nabors Industries Ltd	2,862,652
94,815		National Oilwell Varco, Inc	3,043,561
68,403	*	Newfield Exploration Co	2,776,478
120,258		Noble Corp plc	594,074
17,865		Noble Energy, Inc	615,807
102,559		Occidental Petroleum Corp	7,477,577
40,534		Oceaneering International, Inc	964,709
47,028	*	Parsley Energy, Inc	1,547,221
119,979		Patterson-UTI Energy, Inc	2,697,128
19,176	e	PBF Energy, Inc	418,037
43,920		Phillips 66	3,564,108
28,095		Pioneer Natural Resources Co	5,029,567
51,819		Questar Market Resources, Inc	832,731
21,341		Range Resources Corp	721,112
43,866	*	Rice Energy, Inc	969,000
29,737		Rowan Cos plc	394,610
120,077	*,e	RPC, Inc	2,073,730
279,187		Schlumberger Ltd	21,840,799
33,332		SM Energy Co	1,120,955
47,480		Spectra Energy Corp	1,985,139
27,920		Superior Energy Services	395,347
11

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

96,075		Targa Resources Investments, Inc	$4,217,692
41,138		Tesoro Corp	3,495,496
43,365	*,e	Transocean Ltd (NYSE)	416,738
109,062		Valero Energy Corp	6,460,833
75,820		World Fuel Services Corp	3,051,755
51,042	*	WPX Energy, Inc	554,316
		TOTAL ENERGY	248,970,037

FOOD & STAPLES RETAILING - 2.2%
33,238		CVS Health Corp	2,795,316
162,408		Walgreens Boots Alliance, Inc	13,436,014
395,865		Wal-Mart Stores, Inc	27,718,467
		TOTAL FOOD & STAPLES RETAILING	43,949,797

FOOD, BEVERAGE & TOBACCO - 3.5%
25,319		Coca-Cola Co	1,073,526
96,759		ConAgra Foods, Inc	4,661,849
35,639		Ingredion, Inc	4,674,768
39,109		J.M. Smucker Co	5,135,403
42,732		Kellogg Co	3,210,455
120,124		Kraft Heinz Co	10,685,030
131,999		Mondelez International, Inc	5,932,035
61,166		PepsiCo, Inc	6,556,995
197,037		Philip Morris International, Inc	19,002,248
36,339	e	Pilgrim’s Pride Corp	793,644
35,285	*	Post Holdings, Inc	2,689,775
93,703		Tyson Foods, Inc (Class A)	6,638,857
		TOTAL FOOD, BEVERAGE & TOBACCO	71,054,585

HEALTH CARE EQUIPMENT & SERVICES - 3.3%
96,640		Abbott Laboratories	3,792,154
60,447		Aetna Inc	6,488,986
444,064	*	Allscripts Healthcare Solutions, Inc	5,333,209
10,091	*	Amsurg Corp	602,937
3,586		Cigna Corp	426,124
103,960	*	DaVita, Inc	6,094,135
104,088	*	Express Scripts Holding Co	7,015,531
97,011	*	HCA Holdings, Inc	7,424,252
24,600		Hill-Rom Holdings, Inc	1,363,086
30,764	*	Laboratory Corp of America Holdings	3,855,960
189,606		Medtronic plc	15,551,484
47,753	*	Premier, Inc	1,520,456
9,678		Universal Health Services, Inc (Class B)	1,168,231
49,714	*	WellCare Health Plans, Inc	5,643,036
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	66,279,581

HOUSEHOLD & PERSONAL PRODUCTS - 3.0%
161,132		Colgate-Palmolive Co	11,498,379
8,122		Energizer Holdings, Inc	377,754
98,544		Nu Skin Enterprises, Inc (Class A)	6,075,238
495,925		Procter & Gamble Co	43,046,290
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	60,997,661
12

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

INSURANCE - 6.6%
165,395		Aflac, Inc	$11,390,754
69,551		Allstate Corp	4,722,513
27,489		American Financial Group, Inc	2,047,931
91,015		American International Group, Inc	5,615,626
179,989		Amtrust Financial Services, Inc	4,749,910
75,772		Aspen Insurance Holdings Ltd	3,655,999
31,279		Assured Guaranty Ltd	934,929
334,243	*	Berkshire Hathaway, Inc (Class B)	48,231,265
31,408		Chubb Ltd	3,988,816
6,830		Endurance Specialty Holdings Ltd	628,018
41,192		Everest Re Group Ltd	8,383,396
65,975		First American Financial Corp	2,576,984
14,900		Hanover Insurance Group, Inc	1,135,231
20,192		Lincoln National Corp	991,225
24,289		Metlife, Inc	1,140,611
22,668		Old Republic International Corp	382,182
153,278		Principal Financial Group	8,368,979
168,522		Prudential Financial, Inc	14,288,980
59,570		Reinsurance Group of America, Inc (Class A)	6,425,220
34,959		Travelers Cos, Inc	3,781,865
14,582		UnumProvident Corp	516,203
33,332		Validus Holdings Ltd	1,703,265
		TOTAL INSURANCE	135,659,902

MATERIALS - 4.9%
6,172		Air Products & Chemicals, Inc	823,468
82,898		Avery Dennison Corp	5,785,451
15,018		Bemis Co, Inc	731,677
84,697		Cabot Corp	4,416,102
62,871		Celanese Corp (Series A)	4,584,553
254,726		Dow Chemical Co	13,706,806
11,568		Eastman Chemical Co	831,855
30,418		Graphic Packaging Holding Co	380,225
269,529		Huntsman Corp	4,568,517
219,553		International Paper Co	9,886,472
106,723		LyondellBasell Industries AF S.C.A	8,489,815
4,336		Martin Marietta Materials, Inc	803,808
2,554		NewMarket Corp	1,023,924
279,385		Newmont Mining Corp	10,348,420
195,135		Nucor Corp	9,532,345
8,127		Praxair, Inc	951,347
73,466		Reliance Steel & Aluminum Co	5,052,991
273,043		Steel Dynamics, Inc	7,497,761
82,608		Westlake Chemical Corp	4,278,268
108,316		WestRock Co	5,003,116
		TOTAL MATERIALS	98,696,921

MEDIA - 1.0%
105,858		Comcast Corp (Class A)	6,544,141
105,316	*	DISH Network Corp (Class A)	6,167,305
9,856		John Wiley & Sons, Inc (Class A)	508,570
13

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

50,753	*	Liberty SiriusXM Group (Class A)	$1,688,552
80,136	*	Liberty SiriusXM Group (Class C)	2,659,714
116,825	e	Regal Entertainment Group (Class A)	2,512,906
52,729		TEGNA, Inc	1,034,543
		TOTAL MEDIA	21,115,731

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.7%
3,149	*	Allergan plc	657,952
22,147	*	Endo International plc	415,256
452,742		Johnson & Johnson	52,513,545
92,474	*	Mallinckrodt plc	5,480,009
609,290		Merck & Co, Inc	35,777,509
156,412	*	Mylan NV	5,709,038
1,004,268		Pfizer, Inc	31,845,338
61,178	*	Quintiles Transnational Holdings, Inc	4,388,910
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	136,787,557

REAL ESTATE - 3.8%
14,539		Alexandria Real Estate Equities, Inc	1,567,450
12,672		American Campus Communities, Inc	660,338
6,606		American Homes 4 Rent	139,453
19,423		Apartment Investment & Management Co (Class A)	855,972
58,430		Apple Hospitality REIT, Inc	1,053,493
26,388		AvalonBay Communities, Inc	4,517,098
75,195		Brixmor Property Group, Inc	1,911,457
9,199		Camden Property Trust	749,167
39,969		Columbia Property Trust, Inc	842,547
103,719		Communications Sales & Leasing, Inc	2,948,731
65,447		Corporate Office Properties Trust	1,746,780
7,402		Crown Castle International Corp	673,508
36,252		CubeSmart	945,090
28,151		CyrusOne, Inc	1,255,816
30,969		DCT Industrial Trust, Inc	1,447,801
24,036		Digital Realty Trust, Inc	2,245,683
19,695		Douglas Emmett, Inc	718,867
192,720		Empire State Realty Trust, Inc	3,771,530
21,013		Entertainment Properties Trust	1,528,065
59,494		Equity Residential	3,673,754
7,305		Essex Property Trust, Inc	1,563,927
39,003		Healthcare Trust of America, Inc	1,193,492
98,169		Highwoods Properties, Inc	4,872,127
172,790	*	Hospitality Properties Trust	4,727,534
149,170		Host Marriott Corp	2,309,152
9,036		Life Storage, Inc	728,753
24,927		Mid-America Apartment Communities, Inc	2,311,979
41,548		Omega Healthcare Investors, Inc	1,322,473
197,852		Outfront Media, Inc	4,255,797
7,827		Post Properties, Inc	514,938
16,137		Prologis, Inc	841,706
14,631		Simon Property Group, Inc	2,720,781
10,188		SL Green Realty Corp	1,000,665
90,695		STORE Capital Corp	2,475,067
4,775		Sun Communities, Inc	367,341
14

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

50,250		Tanger Factory Outlet Centers, Inc	$1,748,700
43,202		Taubman Centers, Inc	3,130,417
33,635		UDR, Inc	1,176,216
288,178		VEREIT, Inc	2,708,873
64,622		Welltower, Inc	4,428,546
		TOTAL REAL ESTATE	77,651,084

RETAILING - 1.7%
163,581		Best Buy Co, Inc	6,364,937
50,637	*	Burlington Stores, Inc	3,794,737
22,151		Dick’s Sporting Goods, Inc	1,232,703
208,120	e	Gap, Inc	5,742,031
110,060		Kohl’s Corp	4,815,125
15,946		L Brands, Inc	1,151,142
84,428		Macy’s, Inc	3,080,778
44,040	*	Michaels Cos, Inc	1,023,930
16,204	*	Murphy USA, Inc	1,114,511
54,211		Target Corp	3,725,922
41,159	*	Urban Outfitters, Inc	1,376,768
		TOTAL RETAILING	33,422,584

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.6%
34,562		Analog Devices, Inc	2,215,424
234,563		Applied Materials, Inc	6,821,092
1,036,596		Intel Corp	36,146,103
68,805		Lam Research Corp	6,664,452
51,210	*	Micron Technology, Inc	878,764
503,214	*	ON Semiconductor Corp	5,872,507
133,794	*	Qorvo, Inc	7,445,636
338,384		Qualcomm, Inc	23,253,748
49,205		Teradyne, Inc	1,145,985
17,628		Xilinx, Inc	896,736
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	91,340,447

SOFTWARE & SERVICES - 2.8%
11,012	*	Akamai Technologies, Inc	765,004
9,718		CA, Inc	298,731
76,302	*	First American Corp	3,247,413
98,492		International Business Machines Corp	15,137,235
24,649		Leidos Holdings, Inc	1,024,659
347,499	*	Nuance Communications, Inc	4,871,936
472,148		Oracle Corp	18,139,926
80,494	*	Synopsys, Inc	4,774,099
90,906	*,e	VMware, Inc (Class A)	7,145,212
31,253		Xerox Corp	305,342
48,089	*	Yahoo!, Inc	1,998,098
		TOTAL SOFTWARE & SERVICES	57,707,655

TECHNOLOGY HARDWARE & EQUIPMENT - 4.3%
149,621		Apple, Inc	16,987,968
99,500	*	ARRIS International plc	2,764,110
19,872	*	Arrow Electronics, Inc	1,214,577
138,908		Brocade Communications Systems, Inc	1,472,425
15

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

1,211,915		Cisco Systems, Inc	$37,181,552
205,670		Corning, Inc	4,670,766
153,403	*,e	Fitbit, Inc	2,034,124
26,739		Harris Corp	2,385,386
97,671		HP, Inc	1,415,253
163,890		Ingram Micro, Inc (Class A)	6,096,708
124,875		Jabil Circuit, Inc	2,664,832
5,125		Juniper Networks, Inc	134,992
117,246		Motorola, Inc	8,509,715
15,779		NetApp, Inc	535,539
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	88,067,947

TELECOMMUNICATION SERVICES - 4.1%
1,295,916		AT&T, Inc	47,676,750
156,693		CenturyTel, Inc	4,164,900
151,425	*	T-Mobile US, Inc	7,530,365
476,219		Verizon Communications, Inc	22,906,134
		TOTAL TELECOMMUNICATION SERVICES	82,278,149

TRANSPORTATION - 1.5%
46,429		Alaska Air Group, Inc	3,353,102
48,937		Copa Holdings S.A. (Class A)	4,513,460
106,215		CSX Corp	3,240,620
299,248	*	JetBlue Airways Corp	5,230,855
22,318		Norfolk Southern Corp	2,075,574
62,391		Union Pacific Corp	5,501,638
101,596	*	United Continental Holdings, Inc	5,712,743
		TOTAL TRANSPORTATION	29,627,992

UTILITIES - 5.5%
313,583		AES Corp	3,690,872
96,308		Ameren Corp	4,810,584
63,089		American Electric Power Co, Inc	4,090,691
11,801		Centerpoint Energy, Inc	269,063
32,091		CMS Energy Corp	1,352,636
70,088		Consolidated Edison, Inc	5,295,148
13,597		Dominion Resources, Inc	1,022,494
47,460		DTE Energy Co	4,556,634
138,405		Duke Energy Corp	11,075,168
96,592		Edison International	7,097,580
66,354		Entergy Corp	4,888,963
282,403		Exelon Corp	9,621,470
122,078		FirstEnergy Corp	4,186,055
43,363		Great Plains Energy, Inc	1,233,244
97,934		MDU Resources Group, Inc	2,566,850
32,401		National Fuel Gas Co	1,697,164
99,420		NextEra Energy, Inc	12,725,760
125,623		OGE Energy Corp	3,899,338
12,515		PG&E Corp	777,432
117,484		Public Service Enterprise Group, Inc	4,943,727
207,921		Southern Co	10,722,486
16

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

90,706		UGI Corp			$4,198,781
160,987		Xcel Energy, Inc			6,689,010
		TOTAL UTILITIES			111,411,150

		TOTAL COMMON STOCKS			2,027,853,451
		(Cost $1,799,948,572)

PRINCIPAL		ISSUER
SHORT-TERM INVESTMENTS - 2.0%
GOVERNMENT AGENCY DEBT - 0.8%
$15,100,000		Federal Home Loan Bank (FHLB)	0.150%	11/01/16	15,100,000
		TOTAL GOVERNMENT AGENCY DEBT			15,100,000

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.2%
24,466,322	c	State Street Navigator Securities Lending Government Money Market Portfolio			24,466,322
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			24,466,322
		TOTAL SHORT-TERM INVESTMENTS			39,566,322
		(Cost $39,566,322)

		TOTAL INVESTMENTS - 101.8%			2,067,419,773
		(Cost $1,839,514,894)
		OTHER ASSETS & LIABILITIES, NET - (1.8)%			(36,281,893)
		NET ASSETS - 100.0%			$2,031,137,880

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $23,949,883.
17

TIAA-CREF FUNDS - Growth & Income Fund

TIAA-CREF FUNDS

GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.3%

BANKS - 7.3%
5,018,228		Bank of America Corp	$82,800,762
591,809		Citigroup, Inc	29,087,412
913,546		Citizens Financial Group, Inc	24,062,802
283,176	n	Comerica, Inc	14,750,638
1,824,053		ING Groep NV	23,944,363
1,199,037		JPMorgan Chase & Co	83,045,302
236,312		PNC Financial Services Group, Inc	22,591,427
620,555		SunTrust Banks, Inc	28,067,703
1,070,093		Wells Fargo & Co	49,234,979
927,917		Zions Bancorporation	29,888,207
		TOTAL BANKS	387,473,595

CAPITAL GOODS - 7.0%
212,188		3M Co	35,074,677
259,684		AGCO Corp	13,264,659
336,338	*	Caesarstone Sdot-Yam Ltd	11,889,548
217,541	n	Equifax, Inc	26,968,558
2,014,227	n	General Electric Co	58,614,006
440,271		Honeywell International, Inc	48,288,923
336,674		Illinois Tool Works, Inc	38,236,066
195,213		Northrop Grumman Corp	44,703,777
288,838	n	Paccar, Inc	15,862,983
272,734	n	Raytheon Co	37,258,192
174,124	*,n	WABCO Holdings, Inc	17,144,249
367,560		Waste Management, Inc	24,133,989
		TOTAL CAPITAL GOODS	371,439,627

CONSUMER DURABLES & APPAREL - 3.0%
146,560		Hasbro, Inc	12,224,570
965,380	*	Kate Spade & Co	16,170,115
976,623		Mattel, Inc	30,792,923
129,481	*,n	Mohawk Industries, Inc	23,863,348
598,686		Newell Rubbermaid, Inc	28,748,902
190,688		Phillips-Van Heusen Corp	20,399,802
401,696		Sony Corp	12,660,753
612,556	*,g	Spin Master Corp	15,344,726
		TOTAL CONSUMER DURABLES & APPAREL	160,205,139

CONSUMER SERVICES - 1.1%
1,148,515	*	MGM Resorts International	30,056,637
491,810	*	Norwegian Cruise Line Holdings Ltd	19,116,655
322,794		Red Rock Resorts, Inc	7,069,189
		TOTAL CONSUMER SERVICES	56,242,481
18

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

DIVERSIFIED FINANCIALS - 1.5%
72,101		CME Group, Inc	$7,217,310
506,001		Lazard Ltd (Class A)	18,448,796
1,020,510		Morgan Stanley	34,258,521
264,517	n	State Street Corp	18,571,739
		TOTAL DIVERSIFIED FINANCIALS	78,496,366

ENERGY - 7.7%
161,948		Anadarko Petroleum Corp	9,626,189
278,820		Chevron Corp	29,206,395
360,058	*	Concho Resources, Inc	45,705,762
996,477	*	Continental Resources, Inc	48,737,690
257,313	*	Diamondback Energy, Inc	23,490,104
643,650		EOG Resources, Inc	58,198,833
661,816	*	Newfield Exploration Co	26,863,112
407,710		Occidental Petroleum Corp	29,726,136
689,063	*	Parsley Energy, Inc	22,670,173
566,005		Patterson-UTI Energy, Inc	12,723,792
760,543	*	Rice Energy, Inc	16,800,395
825,646	*,e	RPC, Inc	14,258,906
576,492	*	RSP Permian, Inc	20,811,361
397,525		Schlumberger Ltd	31,098,381
394,806		Williams Cos, Inc	11,528,335
796,672	*	WPX Energy, Inc	8,651,858
		TOTAL ENERGY	410,097,422

FOOD & STAPLES RETAILING - 0.6%
442,402		Wal-Mart Stores, Inc	30,976,988
		TOTAL FOOD & STAPLES RETAILING	30,976,988

FOOD, BEVERAGE & TOBACCO - 7.6%
706,275		ConAgra Foods, Inc	34,028,330
176,515		Constellation Brands, Inc (Class A)	29,499,187
1,048,546		Cott Corp	13,746,438
147,124		Fresh Del Monte Produce, Inc	8,878,933
167,640	n	General Mills, Inc	10,390,327
219,131		Groupe Danone	15,198,561
407,341		Kraft Heinz Co	36,232,982
189,833	n	Mead Johnson Nutrition Co	14,193,813
286,055	n	Molson Coors Brewing Co (Class B)	29,695,370
858,134		Mondelez International, Inc	38,564,542
232,399	*	Monster Beverage Corp	33,544,472
590,754		PepsiCo, Inc	63,328,829
713,771		Philip Morris International, Inc	68,836,075
216,641		Pinnacle Foods, Inc	11,139,680
		TOTAL FOOD, BEVERAGE & TOBACCO	407,277,539

HEALTH CARE EQUIPMENT & SERVICES - 4.8%
606,910		Baxter International, Inc	28,882,847
1,817,699	*	Boston Scientific Corp	39,989,378
153,005	*	Centene Corp	9,559,752
221,325	*,n	Edwards Lifesciences Corp	21,074,567
259,209		Healthsouth Corp	10,407,241
19

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

40,466	*	Intuitive Surgical, Inc	$27,196,389
36,611	*	iRhythm Technologies, Inc	913,445
704,759		Medtronic plc	57,804,333
191,237		STERIS plc	12,778,456
215,932		Universal Health Services, Inc (Class B)	26,065,152
190,771	*,n	VCA Antech, Inc	11,724,786
74,627	*,n	WellCare Health Plans, Inc	8,470,911
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	254,867,257

HOUSEHOLD & PERSONAL PRODUCTS - 1.4%
219,864	*,e	Central Garden & Pet Co	5,347,093
166,361	*	elf Beauty, Inc	4,302,095
69,917		L’Oreal S.A.	12,526,268
598,909		Procter & Gamble Co	51,985,301
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	74,160,757

INSURANCE - 2.9%
887,032		American International Group, Inc	54,729,875
253,227	*	Berkshire Hathaway, Inc (Class B)	36,540,656
433,780		Chubb Ltd	55,090,060
185,435		Principal Financial Group	10,124,751
		TOTAL INSURANCE	156,485,342

MATERIALS - 3.0%
1,149,285	*	AK Steel Holding Corp	5,976,282
167,591		Ball Corp	12,916,238
548,861		Barrick Gold Corp	9,654,465
1,001,179		Dow Chemical Co	53,873,442
143,579	n	Eagle Materials, Inc	11,625,592
87,431	n	Ecolab, Inc	9,981,997
338,439		International Paper Co	15,239,908
172,909	n	Monsanto Co	17,424,040
383,949		Olin Corp	8,420,002
708,492	e,n	United States Steel Corp	13,702,235
		TOTAL MATERIALS	158,814,201

MEDIA - 3.6%
97,818	*,n	AMC Networks, Inc	4,786,235
445,320		CBS Corp (Class B)	25,214,018
956,852		Comcast Corp (Class A)	59,152,591
452,595	*	Imax Corp	13,690,999
1,245,999		Sky plc	12,456,558
416,693		Time Warner, Inc	37,081,510
419,429	n	Walt Disney Co	38,876,874
		TOTAL MEDIA	191,258,785

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.4%
778,233		AbbVie, Inc	43,409,837
52,507	*	Alexion Pharmaceuticals, Inc	6,852,163
189,311	*	Allergan plc	39,554,640
539,530	e	AstraZeneca plc (ADR)	15,279,490
220,930	*,n	BioMarin Pharmaceutical, Inc	17,789,284
20

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

594,405	n	Bristol-Myers Squibb Co	$30,261,159
194,252	*,n	Clovis Oncology, Inc	5,648,848
627,000	n	Eli Lilly & Co	46,297,680
744,956	*	H Lundbeck AS	24,008,796
130,128	*	Incyte Corp	11,317,232
337,323		Ipsen	23,319,504
141,902	*	Jazz Pharmaceuticals plc	15,534,012
119,630	*,e,n	Ligand Pharmaceuticals, Inc (Class B)	11,452,180
1,030,486		Merck & Co, Inc	60,510,138
2,378,483		Pfizer, Inc	75,421,696
244,960		Shire Ltd	13,831,102
52,622	*,e	TESARO, Inc	6,360,947
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	446,848,708

REAL ESTATE - 0.3%
260,431		Communications Sales & Leasing, Inc	7,404,053
91,605	n	Crown Castle International Corp	8,335,139
		TOTAL REAL ESTATE	15,739,192

RETAILING - 6.2%
142,898	*	Amazon.com, Inc	112,863,698
29,889	*	AutoZone, Inc	22,182,420
340,915	*,n	Dollar Tree, Inc	25,756,128
657,584		Home Depot, Inc	80,231,824
417,859		Industria De Diseno Textil S.A.	14,580,110
2,146,777	*	JC Penney Co, Inc	18,440,815
202,643	*,n	NetFlix, Inc	25,304,032
104,409	*	Ulta Salon Cosmetics & Fragrance, Inc	25,406,886
231,251	*	Urban Outfitters, Inc	7,735,346
		TOTAL RETAILING	332,501,259

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.0%
153,994	*,e	Ambarella, Inc	9,450,612
1,176,660		Applied Materials, Inc	34,217,273
244,264		Broadcom Ltd	41,593,274
1,842,781		Intel Corp	64,257,773
355,734		Microchip Technology, Inc	21,539,694
604,078	*	Microsemi Corp	25,449,806
383,204		Nvidia Corp	27,268,796
663,600		Qualcomm, Inc	45,602,592
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	269,379,820

SOFTWARE & SERVICES - 15.2%
301,714	*	Adobe Systems, Inc	32,437,272
108,795	*	Alibaba Group Holding Ltd (ADR)	11,063,364
186,704	*	Alphabet, Inc (Class C)	146,476,756
42,947	*	Baidu, Inc (ADR)	7,595,606
318,311	*,n	CyberArk Software Ltd	14,881,039
386,449	*,n	Electronic Arts, Inc	30,343,976
804,055	*	Facebook, Inc	105,323,164
244,434		IAC/InterActiveCorp	15,751,327
88,755	*	Manhattan Associates, Inc	4,494,553
540,645		MasterCard, Inc (Class A)	57,859,828
21

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

2,369,504		Microsoft Corp	$141,980,680
82,585	*,n	MicroStrategy, Inc (Class A)	16,088,384
1,025,763		Oracle Corp	39,409,815
438,236	*	Pandora Media, Inc	4,965,214
318,502	*	PayPal Holdings, Inc	13,268,793
173,625	*	PTC, Inc	8,236,770
600,150	*	Salesforce.com, Inc	45,107,274
101,379	*	ServiceNow, Inc	8,912,228
1,054,493		Symantec Corp	26,393,960
489,873	*,n	Take-Two Interactive Software, Inc	21,745,463
759,599		Tencent Holdings Ltd	20,131,136
314,658	*	Twitter, Inc	5,648,111
278,240	*	VMware, Inc (Class A)	21,869,664
1,545,543	g	Worldpay Group plc	5,371,430
222,958	*	Yelp, Inc	7,281,808
		TOTAL SOFTWARE & SERVICES	812,637,615

TECHNOLOGY HARDWARE & EQUIPMENT - 5.4%
1,706,179		Apple, Inc	193,719,563
667,226	*	Ciena Corp	12,930,840
1,386,538		Cisco Systems, Inc	42,538,986
629,562	*,n	Cray, Inc	13,094,890
184,993	*,n	Electronics for Imaging, Inc	7,867,752
584,474	*	Flextronics International Ltd	8,293,686
160,980	*,n	Universal Display Corp	8,322,666
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	286,768,383

TELECOMMUNICATION SERVICES - 1.7%
1,746,256		AT&T, Inc	64,244,758
575,495	*	T-Mobile US, Inc	28,619,367
		TOTAL TELECOMMUNICATION SERVICES	92,864,125

TRANSPORTATION - 1.5%
159,777		DSV AS	7,736,376
241,404		Kansas City Southern Industries, Inc	21,185,615
469,932		United Parcel Service, Inc (Class B)	50,639,872
247,025	*	ZTO Express Cayman, Inc (ADR)	4,182,133
		TOTAL TRANSPORTATION	83,743,996

UTILITIES - 2.1%
319,399	n	American Water Works Co, Inc	23,648,302
267,990	*,g	DONG Energy A.S.	10,619,141
318,061		NextEra Energy, Inc	40,711,808
632,749		NiSource, Inc	14,717,742
210,150		Sempra Energy	22,507,065
		TOTAL UTILITIES	112,204,058

		TOTAL COMMON STOCKS	5,190,482,655
		(Cost $4,208,312,465)
22

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

PURCHASED OPTIONS - 0.0%

FOOD, BEVERAGE & TOBACCO - 0.0%
22,500		Hershey Co			$14,850
		TOTAL FOOD, BEVERAGE & TOBACCO			14,850

HEALTH CARE EQUIPMENT & SERVICES - 0.0%
100,000		Humana, Inc			580,000
		TOTAL HEALTH CARE EQUIPMENT & SERVICES			580,000

MEDIA - 0.0%
31,400		Viacom, Inc			31,400
		TOTAL MEDIA			31,400

SOFTWARE & SERVICES - 0.0%
20,000		CyberArk Software Ltd			39,000
		TOTAL SOFTWARE & SERVICES			39,000

		TOTAL PURCHASED OPTIONS			665,250
		(Cost $1,576,635)

PRINCIPAL		ISSUER
SHORT-TERM INVESTMENTS - 2.3%
GOVERNMENT AGENCY DEBT - 0.9%
$25,250,000		Federal Home Loan Bank (FHLB)	0.150%	11/01/16	25,250,000
21,050,000		FHLB	0.255%	11/18/16	21,048,022
		TOTAL GOVERNMENT AGENCY DEBT			46,298,022

TREASURY DEBT - 0.4%
3,600,000		United States Treasury Bill	0.236-0.249%	11/10/16	3,599,888
19,550,000		United States Treasury Bill	0.265%	01/19/17	19,537,703
		TOTAL TREASURY DEBT			23,137,591

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.0%
51,606,070	c	State Street Navigator Securities Lending Government Money Market Portfolio			51,606,070
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			51,606,070
		TOTAL SHORT-TERM INVESTMENTS			121,041,683
		(Cost $121,041,950)

		TOTAL INVESTMENTS - 99.6%			5,312,189,588
		(Cost $4,330,931,050)
		OTHER ASSETS & LIABILITIES, NET - 0.4%			22,672,805
		NET ASSETS - 100.0%			$5,334,862,393

Abbreviation(s):
ADR American Depositary Receipt
23

TIAA-CREF FUNDS - Growth & Income Fund

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $49,916,981.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2016, the aggregate value of these securities was $31,335,297 or 0.6% of net assets.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.
24

TIAA-CREF FUNDS - Large-Cap Growth Fund

TIAA-CREF FUNDS

LARGE-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 1.0%
528,399		Delphi Automotive plc	$34,382,923
		TOTAL AUTOMOBILES & COMPONENTS	34,382,923

CAPITAL GOODS - 4.3%
309,769		Northrop Grumman Corp	70,937,101
269,102		Parker Hannifin Corp	33,032,270
373,155		Raytheon Co	50,976,705
		TOTAL CAPITAL GOODS	154,946,076

COMMERCIAL & PROFESSIONAL SERVICES - 2.8%
591,259	*	IHS Markit Ltd	21,752,418
1,749,705		Nielsen NV	78,771,719
41,387	*	Stericycle, Inc	3,314,685
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	103,838,822

CONSUMER DURABLES & APPAREL - 2.9%
657,951		Mattel, Inc	20,745,195
1,071,557		Nike, Inc (Class B)	53,770,730
789,500		Sony Corp	24,883,654
219,365		Sony Corp (ADR)	6,872,706
		TOTAL CONSUMER DURABLES & APPAREL	106,272,285

CONSUMER SERVICES - 4.5%
310,692		ARAMARK Holdings Corp	11,567,063
85,663	*	Chipotle Mexican Grill, Inc (Class A)	30,903,784
652,291		Las Vegas Sands Corp	37,754,603
895,909	*	MGM Resorts International	23,445,939
1,100,980		Starbucks Corp	58,429,008
		TOTAL CONSUMER SERVICES	162,100,397

DIVERSIFIED FINANCIALS - 1.0%
304,988		S&P Global, Inc	37,162,788
		TOTAL DIVERSIFIED FINANCIALS	37,162,788

ENERGY - 3.2%
261,546	*	Concho Resources, Inc	33,200,649
442,104		EOG Resources, Inc	39,975,044
405,656	*	Rice Energy, Inc	8,960,941
83,431	*	RSP Permian, Inc	3,011,859
411,577		Schlumberger Ltd	32,197,669
		TOTAL ENERGY	117,346,162

FOOD & STAPLES RETAILING - 0.7%
165,896		Costco Wholesale Corp	24,531,041
		TOTAL FOOD & STAPLES RETAILING	24,531,041
25

TIAA-CREF FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	VALUE

FOOD, BEVERAGE & TOBACCO - 3.0%
390,277		Molson Coors Brewing Co (Class B)	$40,514,655
336,645	*	Monster Beverage Corp	48,591,339
359,894		Pinnacle Foods, Inc	18,505,750
		TOTAL FOOD, BEVERAGE & TOBACCO	107,611,744

HEALTH CARE EQUIPMENT & SERVICES - 3.8%
1,103,706	*	Cerner Corp	64,655,097
106,309	*	Intuitive Surgical, Inc	71,448,153
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	136,103,250

HOUSEHOLD & PERSONAL PRODUCTS - 1.1%
469,505		Estee Lauder Cos (Class A)	40,907,971
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	40,907,971

MATERIALS - 2.4%
279,394		Ecolab, Inc	31,898,413
355,078		Monsanto Co	35,781,210
77,760		Scotts Miracle-Gro Co (Class A)	6,849,879
53,670		Sherwin-Williams Co	13,141,636
		TOTAL MATERIALS	87,671,138

MEDIA - 1.9%
1,104,146		Comcast Corp (Class A)	68,258,306
		TOTAL MEDIA	68,258,306

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 11.5%
261,116		Agilent Technologies, Inc	11,376,824
246,830	*	Alexion Pharmaceuticals, Inc	32,211,315
320,112	*	Allergan plc	66,884,201
62,593	*	Biogen Idec, Inc	17,537,307
616,358	*	Celgene Corp	62,979,460
374,251		Eli Lilly & Co	27,634,694
159,693	*	Illumina, Inc	21,740,605
331,999		Johnson & Johnson	38,508,564
181,766		Shire plc (ADR)	30,653,018
273,667		Thermo Electron Corp	40,237,259
1,444,782		Zoetis Inc	69,060,580
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	418,823,827

RETAILING - 10.5%
198,102	*	Amazon.com, Inc	156,464,922
292,992		Expedia, Inc	37,863,356
138,454		Foot Locker, Inc	9,244,573
537,902		Home Depot, Inc	65,629,423
920,792		Industria De Diseno Textil S.A.	32,128,658
384,634		Macy’s, Inc	14,035,295
541,351	*	NetFlix, Inc	67,598,499
		TOTAL RETAILING	382,964,726
26

TIAA-CREF FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
735,336	*	Advanced Micro Devices, Inc	$5,316,479
197,131		Broadcom Ltd	33,567,467
356,547		Lam Research Corp	34,535,142
438,344	*	Micron Technology, Inc	7,521,983
322,555		Nvidia Corp	22,953,014
243,423	*	NXP Semiconductors NV	24,342,300
313,497		Xilinx, Inc	15,947,593
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	144,183,978

SOFTWARE & SERVICES - 34.7%
959,166		Activision Blizzard, Inc	41,407,196
1,222,380	*	Adobe Systems, Inc	131,418,074
108,362	*	Alphabet, Inc (Class A)	87,762,384
178,339	*	Alphabet, Inc (Class C)	139,914,079
1,156,174	*	Facebook, Inc	151,447,232
65,914		Fidelity National Information Services, Inc	4,872,363
321,621		IAC/InterActiveCorp	20,725,257
1,070,575		Intuit, Inc	116,414,326
787,660		MasterCard, Inc (Class A)	84,295,373
2,389,132		Microsoft Corp	143,156,790
906,623	*	PayPal Holdings, Inc	37,769,914
481,073	*	Red Hat, Inc	37,259,104
912,765	*	Salesforce.com, Inc	68,603,417
167,216	*,g	Scout24 AG.	5,766,990
92,314	*	ServiceNow, Inc	8,115,324
455,983		Symantec Corp	11,413,254
1,023,500		Tencent Holdings Ltd	27,125,125
328,130	*	Twitter, Inc	5,889,934
1,693,829		Visa, Inc (Class A)	139,757,831
		TOTAL SOFTWARE & SERVICES	1,263,113,967

TECHNOLOGY HARDWARE & EQUIPMENT - 5.2%
1,571,617		Apple, Inc	178,441,394
74,931	*	Palo Alto Networks, Inc	11,526,636
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	189,968,030

TRANSPORTATION - 1.1%
405,059		Union Pacific Corp	35,718,103
171,949	*	ZTO Express Cayman, Inc (ADR)	2,911,096
		TOTAL TRANSPORTATION	38,629,199

		TOTAL COMMON STOCKS	3,618,816,630
		(Cost $2,771,760,337)
27

TIAA-CREF FUNDS - Large-Cap Growth Fund

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE
SHORT-TERM INVESTMENTS - 1.1%
GOVERNMENT AGENCY DEBT - 1.1%
$39,550,000	Federal Home Loan Bank (FHLB)	0.150%	11/01/16	$39,550,000
	TOTAL GOVERNMENT AGENCY DEBT			39,550,000
	TOTAL SHORT-TERM INVESTMENTS			39,550,000
	(Cost $39,550,000)

	TOTAL INVESTMENTS - 100.7%			3,658,366,630
	(Cost $2,811,310,337)
	OTHER ASSETS & LIABILITIES, NET - (0.7)%			(25,536,726)
	NET ASSETS - 100.0%			$3,632,829,904

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2016, the aggregate value of these securities was $5,766,990 or 0.2% of net assets.
28

TIAA-CREF FUNDS - Large-Cap Value Fund

TIAA-CREF FUNDS

LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.6%

AUTOMOBILES & COMPONENTS - 0.3%
356,435	*	American Axle & Manufacturing Holdings, Inc	$6,387,315
1,101,945		Ford Motor Co	12,936,835
		TOTAL AUTOMOBILES & COMPONENTS	19,324,150

BANKS - 10.8%
8,403,721		Bank of America Corp	138,661,396
1,760,231		Citigroup, Inc	86,515,354
641,052		Citizens Financial Group, Inc	16,885,310
648,471		Comerica, Inc	33,778,854
623,224	*	Hilltop Holdings, Inc	15,393,633
301,176		Huntington Bancshares, Inc	3,192,465
1,175,506		JPMorgan Chase & Co	81,415,546
2,820,076		Regions Financial Corp	30,203,014
1,068,066		TCF Financial Corp	15,273,344
3,464,202		Wells Fargo & Co	159,387,934
1,253,049		Zions Bancorporation	40,360,708
		TOTAL BANKS	621,067,558

CAPITAL GOODS - 5.9%
207,316		Caterpillar, Inc	17,302,593
1,177,420	*	Colfax Corp	37,430,182
339,024		Dover Corp	22,677,315
1,537,401		General Electric Co	44,738,369
186,488	*	Herc Holdings, Inc	5,611,424
360,680		L-3 Communications Holdings, Inc	49,391,519
584,466		Masco Corp	18,048,310
99,609		Raytheon Co	13,607,586
750,011	*	SPX Corp	14,257,709
697,892	*	SPX FLOW, Inc	17,510,110
1,246,085		Terex Corp	29,756,510
1,428,471		Triumph Group, Inc	33,854,763
262,517		United Technologies Corp	26,829,238
324,800	*	USG Corp	8,178,464
		TOTAL CAPITAL GOODS	339,194,092

CONSUMER DURABLES & APPAREL - 2.7%
1,208,557	*	Fossil Group, Inc	32,957,349
1,058,598	*,e	GoPro, Inc	13,528,882
1,516,696		Mattel, Inc	47,821,425
1,802,046		Pulte Homes, Inc	33,518,056
302,405		Sony Corp	9,531,275
634,513		Sony Corp (ADR)	19,879,292
		TOTAL CONSUMER DURABLES & APPAREL	157,236,279
29

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

CONSUMER SERVICES - 2.7%
670,068		ARAMARK Holdings Corp	$24,946,632
581,168		Carnival Corp	28,535,349
1,295,245		Extended Stay America, Inc	18,522,003
1,062,448	*	MGM Resorts International	27,804,264
759,978		Red Rock Resorts, Inc	16,643,518
854,342		Restaurant Brands International, Inc	37,992,589
		TOTAL CONSUMER SERVICES	154,444,355

DIVERSIFIED FINANCIALS - 5.4%
215,794		American Express Co	14,333,038
347,745		Bank of New York Mellon Corp	15,046,926
115,774		Capital One Financial Corp	8,571,907
563,724		Goldman Sachs Group, Inc	100,478,166
404,799		Legg Mason, Inc	11,625,827
1,046,148		Morgan Stanley	35,119,188
936,719		State Street Corp	65,767,041
2,106,054		Synchrony Financial	60,212,084
		TOTAL DIVERSIFIED FINANCIALS	311,154,177

ENERGY - 13.4%
242,872		Anadarko Petroleum Corp	14,436,312
85,083	*	Arch Coal, Inc	6,243,390
706,334		Baker Hughes, Inc	39,130,904
2,874	*,e	California Resources Corp	29,487
2,828,895		Cenovus Energy, Inc	40,849,244
920,032		Chevron Corp	96,373,352
236,810	*	Continental Resources, Inc	11,582,377
248,046		Devon Energy Corp	9,398,463
9,272	*	Diamondback Energy, Inc	846,441
1,177,029		EOG Resources, Inc	106,426,962
860,064		Exxon Mobil Corp	71,660,532
513,937		Marathon Oil Corp	6,773,690
1,651,726	*	Matador Resources Co	36,024,144
2,520,802		Nabors Industries Ltd	29,997,544
382,639	*	Newfield Exploration Co	15,531,317
305,146		Occidental Petroleum Corp	22,248,195
1,014,173	*	Parsley Energy, Inc	33,366,292
560,926		Plains All American Pipeline LP	17,029,713
1,521,577		Plains GP Holdings LP	19,111,007
989,818	*,e	RPC, Inc	17,094,157
1,076,814	*	RSP Permian, Inc	38,872,985
597,283		Schlumberger Ltd	46,725,449
516,458		Superior Energy Services	7,313,045
5,747,734	*	Weatherford International Ltd	27,704,078
1,661,460		Williams Cos, Inc	48,514,632
798,853	*	WPX Energy, Inc	8,675,544
		TOTAL ENERGY	771,959,256

FOOD & STAPLES RETAILING - 1.1%
515,991	*	US Foods Holding Corp	11,661,397
149,300		Walgreens Boots Alliance, Inc	12,351,589
561,171		Wal-Mart Stores, Inc	39,293,193
		TOTAL FOOD & STAPLES RETAILING	63,306,179
30

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

FOOD, BEVERAGE & TOBACCO - 8.0%
1,281,476		ConAgra Foods, Inc	$61,741,514
481,239		Kellogg Co	36,155,486
628,599		Kraft Heinz Co	55,913,881
63,979		Molson Coors Brewing Co (Class B)	6,641,660
2,223,263		Mondelez International, Inc	99,913,439
1,248,165		Philip Morris International, Inc	120,373,033
1,416,008		Pinnacle Foods, Inc	72,811,131
5,666		Snyder’s-Lance, Inc	201,540
		TOTAL FOOD, BEVERAGE & TOBACCO	453,751,684

HEALTH CARE EQUIPMENT & SERVICES - 4.3%
2,328,903		Abbott Laboratories	91,386,154
50,219		Anthem, Inc	6,119,687
97,620		Baxter International, Inc	4,645,736
988,081	*	Boston Scientific Corp	21,737,782
287,243		Cigna Corp	34,133,086
305,649	*	Express Scripts Holding Co	20,600,743
276,317		Medtronic plc	22,663,520
194,386	*	WellCare Health Plans, Inc	22,064,755
217,233		Zimmer Holdings, Inc	22,896,358
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	246,247,821

HOUSEHOLD & PERSONAL PRODUCTS - 1.4%
953,744		Procter & Gamble Co	82,784,979
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	82,784,979

INSURANCE - 5.9%
322,997		Allstate Corp	21,931,496
765,784		American International Group, Inc	47,248,873
384,327	*	Berkshire Hathaway, Inc (Class B)	55,458,386
319,578		Chubb Ltd	40,586,406
582,026		Hartford Financial Services Group, Inc	25,673,167
899,151		Metlife, Inc	42,224,131
633,142		Principal Financial Group	34,569,553
196,016		Travelers Cos, Inc	21,205,011
188,704		W.R. Berkley Corp	10,774,999
1,043,640		XL Group Ltd	36,214,308
		TOTAL INSURANCE	335,886,330

MATERIALS - 4.7%
28,556		Acerinox S.A.	351,404
2,148,790	*	AK Steel Holding Corp	11,173,708
188,639		Albemarle Corp	15,760,788
209,345	*	Berry Plastics Group, Inc	9,158,844
359,961		Dow Chemical Co	19,369,501
358,679		EI du Pont de Nemours & Co	24,673,528
1,232,210		Freeport-McMoRan Copper & Gold, Inc (Class B)	13,776,108
543,362	*	GCP Applied Technologies, Inc	14,045,908
4,118,908	*	Louisiana-Pacific Corp	75,581,962
31

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

1,952,812	*	Multi Packaging Solutions International Ltd	$26,382,490
1,260,425		Olin Corp	27,641,120
1,393,756		Teck Resources Ltd	30,077,255
		TOTAL MATERIALS	267,992,616

MEDIA - 0.9%
68,431		Naspers Ltd (N Shares)	11,460,840
140,878		Time Warner, Inc	12,536,733
258,385		Tribune Co	8,423,351
507,904		Viacom, Inc (Class B)	19,076,874
		TOTAL MEDIA	51,497,798

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.1%
1,066,962		Agilent Technologies, Inc	46,487,534
291,368	*	Allergan plc	60,878,430
567,782	*	Endo International plc	10,645,913
767,701		Johnson & Johnson	89,045,639
1,020,899		Merck & Co, Inc	59,947,189
2,616,868		Pfizer, Inc	82,980,884
14,547		Shire plc (ADR)	2,453,206
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	352,438,795

REAL ESTATE - 1.8%
51,737		AvalonBay Communities, Inc	8,856,340
364,325		HCP, Inc	12,478,131
62,000	*	Lifestyle Properties Development Ltd	15,029
879,873		MGM Growth Properties LLC	23,158,257
178,328		Mid-America Apartment Communities, Inc	16,539,922
3,959,791		Washington Prime Group, Inc	41,538,208
		TOTAL REAL ESTATE	102,585,887

RETAILING - 1.3%
3,254,142	*	Groupon, Inc	12,984,027
11,456,000	*	Hengdeli Holdings Ltd	1,239,571
12,386,320		Intime Retail Group Co Ltd	9,698,885
3,017,832	*	JC Penney Co, Inc	25,923,177
609,229		Macy’s, Inc	22,230,766
		TOTAL RETAILING	72,076,426

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.5%
5,957,975	*	Advanced Micro Devices, Inc	43,076,159
5,209,473		Advanced Semiconductor Engineering, Inc (ADR)	30,475,417
1,795,896		Intel Corp	62,622,894
2,404,118		Marvell Technology Group Ltd	31,325,658
559,238	*	Mellanox Technologies Ltd	24,270,929
1,753,884	*	ON Semiconductor Corp	20,467,826
302,016		Qualcomm, Inc	20,754,540
1,584,100		Sumco Corp	16,573,722
185,113		Xilinx, Inc	9,416,698
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	258,983,843
32

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 3.9%
413,737	*	Dell Technologies, Inc-VMware Inc	$20,310,349
603,305	*	eBay, Inc	17,200,226
375,035	*	Fortinet, Inc	12,023,622
613,683		IAC/InterActiveCorp	39,545,732
100,708	*	MicroStrategy, Inc (Class A)	19,618,925
1,683,078		Oracle Corp	64,663,857
1,083,469		Symantec Corp	27,119,229
2,458,663		Xerox Corp	24,021,138
		TOTAL SOFTWARE & SERVICES	224,503,078

TECHNOLOGY HARDWARE & EQUIPMENT - 3.7%
126,155		Apple, Inc	14,323,639
1,055,284	*	Ciena Corp	20,451,404
2,487,936		Cisco Systems, Inc	76,329,877
379,244		Corning, Inc	8,612,631
975,161		Hewlett Packard Enterprise Co	21,911,868
309,307		Hitachi High-Technologies Corp	12,899,959
1,171,934		HP, Inc	16,981,324
260,084	*	Lumentum Holdings, Inc	8,738,822
2,509,696		Nokia Corp	11,243,438
355,542		Western Digital Corp	20,777,874
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	212,270,836

TELECOMMUNICATION SERVICES - 3.1%
2,747,004		AT&T, Inc	101,062,277
1,300,482		Telephone & Data Systems, Inc	33,604,455
879,061		Verizon Communications, Inc	42,282,834
		TOTAL TELECOMMUNICATION SERVICES	176,949,566

TRANSPORTATION - 2.4%
726,667	*,b,m	AMR Corp (Escrow)	7,267
322,992	*	Hertz Global Holdings, Inc	10,707,185
487,778		Kansas City Southern Industries, Inc	42,807,397
305,877	*	Kirby Corp	18,031,449
724,924		Union Pacific Corp	63,923,798
		TOTAL TRANSPORTATION	135,477,096

UTILITIES - 4.3%
272,777		American Electric Power Co, Inc	17,686,861
259,165		Duke Energy Corp	20,738,383
2,349,510	*	Dynegy, Inc	25,022,281
196,101		Edison International	14,409,501
234,625		Exelon Corp	7,993,674
445,849		FirstEnergy Corp	15,288,162
554,631		NextEra Energy, Inc	70,992,768
385,841		PG&E Corp	23,968,443
105,377		Sempra Energy	11,285,877
885,289		Xcel Energy, Inc	36,783,758
		TOTAL UTILITIES	244,169,708

		TOTAL COMMON STOCKS	5,655,302,509
		(Cost $4,930,263,500)
33

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

PURCHASED OPTIONS - 0.2%

DIVERSIFIED FINANCIALS - 0.2%
593,000		S&P 500 Index			$14,498,850
		TOTAL DIVERSIFIED FINANCIALS			14,498,850

		TOTAL PURCHASED OPTIONS			14,498,850
		(Cost $22,723,760)

PRINCIPAL		ISSUER
SHORT-TERM INVESTMENTS - 1.4%
GOVERNMENT AGENCY DEBT - 0.6%
$31,600,000		Federal Home Loan Bank (FHLB)	0.150%	11/01/16	31,600,000
		TOTAL GOVERNMENT AGENCY DEBT			31,600,000

TREASURY DEBT - 0.2%
14,500,000		United States Treasury Bill	0.265%	01/19/17	14,490,879
		TOTAL TREASURY DEBT			14,490,879

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.6%
32,587,696	c	State Street Navigator Securities Lending Government Money Market Portfolio			32,587,696
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			32,587,696
		TOTAL SHORT-TERM INVESTMENTS			78,678,575
		(Cost $78,679,264)

		TOTAL INVESTMENTS - 100.2%			5,748,479,934
		(Cost $5,031,666,524)
		OTHER ASSETS & LIABILITIES, NET - (0.2)%			(11,319,165)
		NET ASSETS - 100.0%			$5,737,160,769

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
b	In bankruptcy
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $30,345,984.
m	Indicates a security that has been deemed illiquid.
34

TIAA-CREF FUNDS - Mid-Cap Growth Fund

TIAA-CREF FUNDS

MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.8%

AUTOMOBILES & COMPONENTS - 1.0%
210,491		Delphi Automotive plc	$13,696,649
		TOTAL AUTOMOBILES & COMPONENTS	13,696,649

BANKS - 1.9%
494,427		Citizens Financial Group, Inc	13,023,207
640,823		Investors Bancorp, Inc	7,856,490
51,004	*	SVB Financial Group	6,236,259
		TOTAL BANKS	27,115,956

CAPITAL GOODS - 11.1%
235,764		A.O. Smith Corp	10,649,460
49,749		Acuity Brands, Inc	11,122,384
148,881		Allegion plc	9,504,563
174,746		Ametek, Inc	7,706,298
81,302		Equifax, Inc	10,079,009
163,965		Fastenal Co	6,391,356
227,185		Fortune Brands Home & Security, Inc	12,411,116
78,708		Lennox International, Inc	11,482,710
391,934		Masco Corp	12,102,922
127,027	*	Middleby Corp	14,240,997
113,255		Owens Corning, Inc	5,524,579
99,823		Roper Industries, Inc	17,300,324
73,428		Snap-On, Inc	11,315,255
65,532	*	TransDigm Group, Inc	17,854,849
		TOTAL CAPITAL GOODS	157,685,822

COMMERCIAL & PROFESSIONAL SERVICES - 2.2%
329,467		Nielsen NV	14,832,605
200,166	*	Verisk Analytics, Inc	16,323,537
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	31,156,142

CONSUMER DURABLES & APPAREL - 6.4%
236,140		DR Horton, Inc	6,807,916
417,741		Hanesbrands, Inc	10,735,944
177,922		Harman International Industries, Inc	14,182,162
292,777	*	Kate Spade & Co	4,904,015
544,132		Mattel, Inc	17,156,482
68,446	*	Mohawk Industries, Inc	12,614,598
337,813		Newell Rubbermaid, Inc	16,221,780
5,136	*	NVR, Inc	7,822,128
		TOTAL CONSUMER DURABLES & APPAREL	90,445,025

CONSUMER SERVICES - 4.4%
459,000		ARAMARK Holdings Corp	17,088,570
35

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

34,688	*	Chipotle Mexican Grill, Inc (Class A)	$12,514,043
640,732	e	Melco Crown Entertainment Ltd (ADR)	10,725,854
106,024	*	Norwegian Cruise Line Holdings Ltd	4,121,153
138,675		Red Rock Resorts, Inc	3,036,982
223,932		Restaurant Brands International, Inc	9,958,256
206,339	*,e	Zoe’s Kitchen, Inc	4,677,705
		TOTAL CONSUMER SERVICES	62,122,563

DIVERSIFIED FINANCIALS - 4.2%
55,000	*	Affiliated Managers Group, Inc	7,296,300
445,171	e,n	iShares Russell Midcap Growth Index Fund	41,570,068
283,859		Lazard Ltd (Class A)	10,349,499
		TOTAL DIVERSIFIED FINANCIALS	59,215,867

ENERGY - 1.2%
75,719	*	Diamondback Energy, Inc	6,912,388
293,949	*	RSP Permian, Inc	10,611,559
		TOTAL ENERGY	17,523,947

FOOD & STAPLES RETAILING - 0.2%
152,766	*	US Foods Holding Corp	3,452,512
		TOTAL FOOD & STAPLES RETAILING	3,452,512

FOOD, BEVERAGE & TOBACCO - 4.9%
204,240		ConAgra Foods, Inc	9,840,283
128,248		Dr Pepper Snapple Group, Inc	11,258,892
79,879		Hershey Co	8,184,402
136,964		Kellogg Co	10,290,105
175,701	*	Post Holdings, Inc	13,393,687
153,376		Tyson Foods, Inc (Class A)	10,866,690
96,158	*	WhiteWave Foods Co (Class A)	5,239,650
		TOTAL FOOD, BEVERAGE & TOBACCO	69,073,709

HEALTH CARE EQUIPMENT & SERVICES - 11.8%
278,645	*	Acadia Healthcare Co, Inc	10,020,074
61,926		AmerisourceBergen Corp	4,354,636
54,051		Bard (C.R.), Inc	11,711,771
519,488	*	Brookdale Senior Living, Inc	7,496,212
226,405	*	Centene Corp	14,145,784
312,337	*	Cerner Corp	18,296,702
101,381	*	DexCom, Inc	7,932,049
155,617	*	Edwards Lifesciences Corp	14,817,851
513,162	*	Envision Healthcare Holdings, Inc	10,150,344
93,167	*	Henry Schein, Inc	13,900,516
253,463	*	Insulet Corp	9,408,547
31,664	*	Intuitive Surgical, Inc	21,280,741
216,017	*	MEDNAX, Inc	13,231,041
96,239		Zimmer Holdings, Inc	10,143,591
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	166,889,859

HOUSEHOLD & PERSONAL PRODUCTS - 0.5%
136,470		Church & Dwight Co, Inc	6,586,042
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	6,586,042
36

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

MATERIALS - 4.1%
531,500	*	AK Steel Holding Corp	$2,763,800
114,205		Albemarle Corp	9,541,828
37,916		Ashland Global Holdings, Inc	4,236,355
162,869		Avery Dennison Corp	11,366,627
377,086	*	Berry Plastics Group, Inc	16,497,513
631,980	n	Olin Corp	13,859,321
		TOTAL MATERIALS	58,265,444

MEDIA - 1.5%
719,463		Interpublic Group of Cos, Inc	16,108,776
164,114		Viacom, Inc (Class B)	6,164,122
		TOTAL MEDIA	22,272,898

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.6%
128,882	*	BioMarin Pharmaceutical, Inc	10,377,579
99,119	*	Coherus Biosciences, Inc	2,710,905
77,700	*	Illumina, Inc	10,578,078
159,598	*	Incyte Corp	13,880,238
966,100	*,e	Merrimack Pharmaceuticals, Inc	5,043,042
469,369		Zoetis Inc	22,435,838
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	65,025,680

REAL ESTATE - 2.2%
65,376		Equinix, Inc	23,357,537
242,531		Gaming and Leisure Properties, Inc	7,962,293
		TOTAL REAL ESTATE	31,319,830

RETAILING - 10.0%
29,024		Advance Auto Parts, Inc	4,065,682
27,220	*	AutoZone, Inc	20,201,595
236,882		Dollar General Corp	16,366,177
258,322	*	Dollar Tree, Inc	19,516,227
67,690	n	Expedia, Inc	8,747,579
88,528	*	O’Reilly Automotive, Inc	23,410,344
374,095		Ross Stores, Inc	23,395,901
171,563	e	Signet Jewelers Ltd	13,941,210
72,452		Tractor Supply Co	4,537,669
30,348	*	Ulta Salon Cosmetics & Fragrance, Inc	7,384,882
		TOTAL RETAILING	141,567,266

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.5%
135,312		Lam Research Corp	13,106,320
161,345		Maxim Integrated Products, Inc	6,394,102
265,039		Microchip Technology, Inc	16,048,112
322,789	*	Micron Technology, Inc	5,539,059
324,129		Nvidia Corp	23,065,020
140,000		Silicon Motion Technology Corp (ADR)	5,685,400
118,142		Skyworks Solutions, Inc	9,089,846
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	78,927,859
37

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 17.1%
33,080	*	Alliance Data Systems Corp	$6,763,868
258,763		CDK Global, Inc	14,131,047
261,308	*	comScore, Inc	7,523,057
15,276	*	Coupa Software, Inc	381,900
302,388		CSRA, Inc	7,586,915
247,485	*	Electronic Arts, Inc	19,432,522
244,966		Fidelity National Information Services, Inc	18,107,887
83,749	*	Fiserv, Inc	8,247,602
131,008	*	FleetCor Technologies, Inc	22,965,702
150,000	*	Fortinet, Inc	4,809,000
190,120	*	GrubHub, Inc	7,245,473
166,722	*	Guidewire Software, Inc	9,578,179
54,872	*	HubSpot, Inc	2,878,036
131,542		IAC/InterActiveCorp	8,476,566
56,735	*	MicroStrategy, Inc (Class A)	11,052,545
251,806	*	Mobileye NV	9,362,147
82,176	*	New Relic, Inc	2,995,315
381,895	*	Pandora Media, Inc	4,326,870
80,925	*	Proofpoint, Inc	6,342,902
649,075	*	RingCentral, Inc	13,435,853
183,536	*	ServiceNow, Inc	16,134,650
130,658	*	Splunk, Inc	7,864,305
316,422		Symantec Corp	7,920,043
30,000	*	Ultimate Software Group, Inc	6,329,700
263,363	*	Vantiv, Inc	15,369,865
108,371	*	Zendesk, Inc	2,849,074
		TOTAL SOFTWARE & SERVICES	242,111,023

TECHNOLOGY HARDWARE & EQUIPMENT - 4.9%
182,000		Amphenol Corp (Class A)	11,999,260
368,519	*,n	Ciena Corp	7,141,898
441,500	*	CommScope Holding Co, Inc	13,487,825
364,372	*,e	Fitbit, Inc	4,831,573
293,803	*	Lumentum Holdings, Inc	9,871,781
48,163	*	Palo Alto Networks, Inc	7,408,914
476,000	*	Trimble Navigation Ltd	13,156,640
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	67,897,891

UTILITIES - 0.1%
75,000	*	AquaVenture Holdings Ltd	1,592,250
		TOTAL UTILITIES	1,592,250

		TOTAL COMMON STOCKS	1,413,944,234
		(Cost $1,273,373,800)

PURCHASED OPTIONS - 0.0%

MATERIALS - 0.0%
32,000		Olin Corp	25,600
		TOTAL MATERIALS	25,600
38

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES	COMPANY	RATE	MATURITY DATE	VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
40,000	Ciena Corp			$9,200
	TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			9,200

	TOTAL PURCHASED OPTIONS			34,800
	(Cost $99,040)

PRINCIPAL	ISSUER
SHORT-TERM INVESTMENTS - 6.3%
GOVERNMENT AGENCY DEBT - 1.9%
$27,050,000	Federal Home Loan Bank (FHLB)	0.150%	11/01/16	27,050,000
	TOTAL GOVERNMENT AGENCY DEBT			27,050,000

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 4.4%
62,356,031	c	State Street Navigator Securities Lending Government Money Market Portfolio	62,356,031
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	62,356,031
		TOTAL SHORT-TERM INVESTMENTS	89,406,031
		(Cost $89,406,031)

		TOTAL INVESTMENTS - 106.1%	1,503,385,065
		(Cost $1,362,878,871)
		OTHER ASSETS & LIABILITIES, NET - (6.1)%	(86,485,077)
		NET ASSETS - 100.0%	$1,416,899,988

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $61,042,429.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.
39

TIAA-CREF FUNDS - Mid-Cap Value Fund

TIAA-CREF FUNDS

MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 1.1%
18,438	*	Adient plc	$839,113
163,763		Delphi Automotive plc	10,656,058
184,380		Johnson Controls International plc	7,434,202
169,209		Lear Corp	20,775,481
225,035		Magna International, Inc (Class A)	9,237,687
84,629		Visteon Corp	5,975,654
		TOTAL AUTOMOBILES & COMPONENTS	54,918,195

BANKS - 7.3%
557,978		BankUnited	16,259,479
315,555		Chemical Financial Corp	13,553,087
512,144		CIT Group, Inc	18,606,192
157,746		Citizens Financial Group, Inc	4,155,030
672,497		Comerica, Inc	35,030,369
689,350		East West Bancorp, Inc	27,236,219
340,873		First Republic Bank	25,371,177
1,124,371	*	Hilltop Holdings, Inc	27,771,964
1,685,852		Huntington Bancshares, Inc	17,870,031
1,118,905		Investors Bancorp, Inc	13,717,775
1,430,886		Keycorp	20,204,110
192,136		M&T Bank Corp	23,580,851
736,983		New York Community Bancorp, Inc	10,583,076
921,229		Regions Financial Corp	9,866,363
723,818		SunTrust Banks, Inc	32,738,288
569,818		Synovus Financial Corp	18,843,881
420,000		TCF Financial Corp	6,006,000
172,382		Wintrust Financial Corp	9,300,009
935,049		Zions Bancorporation	30,117,928
		TOTAL BANKS	360,811,829

CAPITAL GOODS - 6.7%
327,212	*	AerCap Holdings NV	13,451,685
1,276,529	*	Babcock & Wilcox Enterprises, Inc	20,092,566
224,399		Crane Co	15,261,376
207,294		Fluor Corp	10,777,215
543,721		Hexcel Corp	24,733,868
155,144		Hubbell, Inc	16,215,651
352,756		Ingersoll-Rand plc	23,736,951
444,804		ITT, Inc	15,665,997
644,860		KBR, Inc	9,550,377
274,284		L-3 Communications Holdings, Inc	37,560,451
128,997		Lennox International, Inc	18,819,372
327,468		Masco Corp	10,112,212
189,610	*	Masonite International Corp	10,788,809
127,400		Rockwell Collins, Inc	10,742,368
40

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

362,800	*	SPX FLOW, Inc	$9,102,652
1,409,481		Textron, Inc	56,491,999
138,206	*	WABCO Holdings, Inc	13,607,763
103,076		Westinghouse Air Brake Technologies Corp	7,968,806
		TOTAL CAPITAL GOODS	324,680,118

COMMERCIAL & PROFESSIONAL SERVICES - 0.8%
743,776		Republic Services, Inc	39,144,931
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	39,144,931

CONSUMER DURABLES & APPAREL - 2.6%
958,079		Mattel, Inc	30,208,231
96,115	*	Mohawk Industries, Inc	17,713,994
704,344		Newell Rubbermaid, Inc	33,822,599
5,532	*	NVR, Inc	8,425,236
289,504		Sony Corp	9,124,658
200,374	*	Steven Madden Ltd	6,692,492
413,816	*,e	Tempur-Pedic International, Inc	22,375,031
		TOTAL CONSUMER DURABLES & APPAREL	128,362,241

CONSUMER SERVICES - 0.9%
473,927		ARAMARK Holdings Corp	17,644,302
198,219	*	Darden Restaurants, Inc	12,842,609
215,445		ILG, Inc	3,528,989
267,136		Restaurant Brands International, Inc	11,879,538
		TOTAL CONSUMER SERVICES	45,895,438

DIVERSIFIED FINANCIALS - 3.5%
496,000		Ameriprise Financial, Inc	43,841,440
434,732		Blackstone Mortgage Trust, Inc	13,128,906
1,115,332	*	E*TRADE Financial Corp	31,407,749
238,060		Lazard Ltd (Class A)	8,679,668
1,158,441		MFA Mortgage Investments, Inc	8,468,204
376,476		Raymond James Financial, Inc	22,633,737
1,644,396		Synchrony Financial	47,013,281
		TOTAL DIVERSIFIED FINANCIALS	175,172,985

ENERGY - 11.2%
262,567		Anadarko Petroleum Corp	15,606,982
304,004		Apache Corp	18,082,158
400,744		Baker Hughes, Inc	22,201,218
1,685,914	*	Callon Petroleum Co	21,900,023
1,490,086		Capital Product Partners LP	4,544,762
294,799		Cimarex Energy Co	38,067,395
262,064	*	Concho Resources, Inc	33,266,404
566,556	*	Continental Resources, Inc	27,710,254
239,612	*	Diamondback Energy, Inc	21,874,179
168,127	*	Dril-Quip, Inc	7,986,033
575,768		Energen Corp	28,863,250
282,332		EQT Corp	18,633,912
921,229		Hess Corp	44,191,355
233,547		HollyFrontier Corp	5,826,998
41

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

948,866	*	Matador Resources Co	$20,694,767
589,587	*	Newfield Exploration Co	23,931,336
154,660		Noble Energy, Inc	5,331,130
250,837		Oceaneering International, Inc	5,969,921
926,446	*	Parsley Energy, Inc	30,480,074
799,138		Patterson-UTI Energy, Inc	17,964,622
188,856		Pioneer Natural Resources Co	33,809,001
483,645		Plains All American Pipeline LP	14,683,462
624,465		Rowan Cos plc	8,286,651
414,553	*,e	RPC, Inc	7,159,330
573,293	*	RSP Permian, Inc	20,695,877
816,491		Superior Energy Services	11,561,513
138,206		Targa Resources Investments, Inc	6,067,243
461,180		Tesco Corp	3,159,083
217,176		Tesoro Corp	18,453,445
465,443		Williams Cos, Inc	13,590,936
		TOTAL ENERGY	550,593,314

FOOD, BEVERAGE & TOBACCO - 6.1%
976,503		Bunge Ltd	60,552,951
1,077,839		ConAgra Foods, Inc	51,930,283
1,286,442		Cott Corp	16,865,255
405,352		Dean Foods Co	7,401,727
402,280		Molson Coors Brewing Co (Class B)	41,760,687
499,840		Pinnacle Foods, Inc	25,701,773
285,597	*	Post Holdings, Inc	21,771,059
423,927		Reynolds American, Inc	23,349,899
672,497		Tyson Foods, Inc (Class A)	47,646,413
		TOTAL FOOD, BEVERAGE & TOBACCO	296,980,047

HEALTH CARE EQUIPMENT & SERVICES - 2.1%
2,008,282	*	Boston Scientific Corp	44,182,204
111,551	*	HCA Holdings, Inc	8,536,998
152,294		Healthsouth Corp	6,114,604
96,115		Humana, Inc	16,486,606
98,584		Universal Health Services, Inc (Class B)	11,900,075
168,578		Zimmer Holdings, Inc	17,768,121
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	104,988,608

INSURANCE - 7.7%
502,069		Allied World Assurance Co Holdings Ltd	21,578,926
279,162		Aon plc	30,939,525
236,878	*	Arch Capital Group Ltd	18,469,378
330,563		Argo Group International Holdings Ltd	18,379,303
270,084		Chubb Ltd	34,300,668
103,245		Everest Re Group Ltd	21,012,422
1,121,832		Hartford Financial Services Group, Inc	49,484,010
187,000		Intact Financial Corp	12,712,040
523,519		Marsh & McLennan Cos, Inc	33,185,869
494,385		Principal Financial Group	26,993,421
381,167		ProAssurance Corp	20,316,201
131,171		RenaissanceRe Holdings Ltd	16,303,244
324,280		UnumProvident Corp	11,479,512
42

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

603,313		Validus Holdings Ltd	$30,829,294
921,229		XL Group Ltd	31,966,646
		TOTAL INSURANCE	377,950,459

MATERIALS - 6.9%
608,010		Albemarle Corp	50,799,236
182,855		Ashland Global Holdings, Inc	20,430,389
646,218	*	Berry Plastics Group, Inc	28,272,038
259,330	*	Clearwater Paper Corp	13,770,423
355,277	*	Crown Holdings, Inc	19,273,777
664,789	*	Ferro Corp	8,615,665
1,473,968		Freeport-McMoRan Copper & Gold, Inc (Class B)	16,478,962
525,855	*	GCP Applied Technologies, Inc	13,593,352
17,695	*	Ingevity Corp	732,573
1,814,824	*	Louisiana-Pacific Corp	33,302,020
1,409,067	*	Multi Packaging Solutions International Ltd	19,036,495
405,340		Newmont Mining Corp	15,013,794
836,497		Olin Corp	18,344,379
131,630		Schweitzer-Mauduit International, Inc	4,858,463
506,676		Steel Dynamics, Inc	13,913,323
391,521		Westlake Chemical Corp	20,276,873
106,095		WestRock Co	4,900,528
525,855	*	WR Grace & Co	35,211,251
		TOTAL MATERIALS	336,823,541

MEDIA - 1.7%
87,541	*	DISH Network Corp (Class A)	5,126,401
359,516	*	EW Scripps Co (Class A)	4,767,182
1,231,005		Interpublic Group of Cos, Inc	27,562,202
42,331	*	Madison Square Garden Co	7,005,357
1,858,932	e	MDC Partners, Inc	15,707,976
126,940	*	MSG Networks, Inc	2,424,554
525,000		Viacom, Inc (Class B)	19,719,000
		TOTAL MEDIA	82,312,672

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.4%
958,079		Agilent Technologies, Inc	41,743,502
514,046	*	H Lundbeck AS	16,566,919
93,980		Lonza Group AG.	17,734,185
943,741	*,e	Merrimack Pharmaceuticals, Inc	4,926,328
608,011	*	Mylan NV	22,192,402
193,471		PerkinElmer, Inc	9,845,739
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	113,009,075

REAL ESTATE - 9.5%
430,852		American Assets Trust,Inc	17,109,133
437,584		American Campus Communities, Inc	22,802,502
206,923		AvalonBay Communities, Inc	35,421,079
206,843		Boston Properties, Inc	24,920,445
700,134		DDR Corp	10,705,049
686,357	*	Equity Commonwealth	20,734,845
323,713		Gaming and Leisure Properties, Inc	10,627,498
792,257		General Growth Properties, Inc	19,766,812
43

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

1,077,839		HCP, Inc	$36,915,986
1,658,214		Host Marriott Corp	25,669,153
720,674		Kennedy-Wilson Holdings, Inc	14,845,884
579,441		Kimco Realty Corp	15,418,925
113,578		Mid-America Apartment Communities, Inc	10,534,359
423,812		Pennsylvania REIT	8,268,572
396,137		Post Properties, Inc	26,061,853
635,648		Prologis, Inc	33,155,400
605,653		STORE Capital Corp	16,528,270
483,645		Ventas, Inc	32,766,949
2,934,811		Washington Prime Group, Inc	30,786,167
414,489		Weingarten Realty Investors	15,008,647
543,525		Welltower, Inc	37,247,768
		TOTAL REAL ESTATE	465,295,296

RETAILING - 3.0%
88,871		Advance Auto Parts, Inc	12,449,050
2,763,692	*,e	JC Penney Co, Inc	23,740,114
972,788	*	Liberty Interactive Corp	17,986,850
1,048,950		Macy’s, Inc	38,276,186
3,408,554		Office Depot, Inc	10,736,945
782,458		Staples, Inc	5,790,189
502,069		TJX Companies, Inc	37,027,589
		TOTAL RETAILING	146,006,923

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.9%
497,463		Applied Materials, Inc	14,466,224
518,487		Cypress Semiconductor Corp	5,169,316
313,216		Lam Research Corp	30,338,102
1,496,999	*	Micron Technology, Inc	25,688,503
245,000	*	NXP Semiconductors NV	24,500,000
1,262,405	*	ON Semiconductor Corp	14,732,266
534,313		Xilinx, Inc	27,180,502
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	142,074,913

SOFTWARE & SERVICES - 3.1%
919,510		CA, Inc	28,265,737
180,329	*	Citrix Systems, Inc	15,291,899
230,343		IAC/InterActiveCorp	14,843,303
787,651		Mentor Graphics Corp	22,763,114
2,133,130		Symantec Corp	53,392,244
1,842,461		Xerox Corp	18,000,844
		TOTAL SOFTWARE & SERVICES	152,557,141

TECHNOLOGY HARDWARE & EQUIPMENT - 4.5%
1,520,029		Brocade Communications Systems, Inc	16,112,307
2,579,445	*	Ciena Corp	49,989,644
506,676	*	CommScope Holding Co, Inc	15,478,952
515,888	*	Finisar Corp	14,125,014
571,162		Juniper Networks, Inc	15,044,407
522,438	*	Lumentum Holdings, Inc	17,553,917
2,242,461	e	Nokia Corp	10,046,225
1,658,214		Nokia Oyj (Turquoise)	7,403,193
44

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

552,737		TE Connectivity Ltd	$34,750,575
709,346		Western Digital Corp	41,454,180
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	221,958,414

TELECOMMUNICATION SERVICES - 1.7%
1,022,565	*	Level 3 Communications, Inc	57,417,025
407,501		Telephone & Data Systems, Inc	10,529,826
291,565	*	T-Mobile US, Inc	14,499,527
		TOTAL TELECOMMUNICATION SERVICES	82,446,378

TRANSPORTATION - 2.3%
115,188		Alaska Air Group, Inc	8,318,877
401,761		American Airlines Group, Inc	16,311,497
239,532	*	Avis Budget Group, Inc	7,751,255
199,185		Costamare, Inc	1,294,702
856,743		CSX Corp	26,139,229
55,291		Delta Air Lines, Inc	2,309,505
230,343		Kansas City Southern Industries, Inc	20,214,902
90,000	*	Kirby Corp	5,305,500
125,113		Norfolk Southern Corp	11,635,509
269,478	*	United Continental Holdings, Inc	15,152,748
		TOTAL TRANSPORTATION	114,433,724

UTILITIES - 11.6%
230,343		Ameren Corp	11,505,633
308,622		American Electric Power Co, Inc	20,011,050
384,579		American Water Works Co, Inc	28,474,229
497,463	*	Calpine Corp	5,919,810
1,147,047		Centerpoint Energy, Inc	26,152,671
654,073		CMS Energy Corp	27,569,177
409,956		DTE Energy Co	39,359,876
829,106	*	Dynegy, Inc	8,829,979
661,757		Edison International	48,625,904
571,162		FirstEnergy Corp	19,585,145
277,113		Fortis, Inc	9,103,162
575,768		Kennedy Wilson Europe Real Estate PLC	7,146,806
125,973		National Fuel Gas Co	6,598,466
175,060		NextEra Energy, Inc	22,407,680
783,045		NiSource, Inc	18,213,627
291,183		NorthWestern Corp	16,757,582
520,581		OGE Energy Corp	16,158,834
469,837		PG&E Corp	29,186,274
299,416		Pinnacle West Capital Corp	22,794,540
997,049		PPL Corp	34,238,663
767,638		Public Service Enterprise Group, Inc	32,302,207
567,744		Sempra Energy	60,805,382
301,262		Southwest Gas Corp	21,829,444
220,553		Westar Energy, Inc	12,642,098
497,463		Xcel Energy, Inc	20,669,588
		TOTAL UTILITIES	566,887,827

		TOTAL COMMON STOCKS	4,883,304,069
		(Cost $3,881,833,888)
45

TIAA-CREF FUNDS - Mid-Cap Value Fund

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 2.2%
GOVERNMENT AGENCY DEBT - 1.1%
$51,500,000	Federal Home Loan Bank (FHLB)	0.150%	11/01/16	$51,500,000
	TOTAL GOVERNMENT AGENCY DEBT			51,500,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.1%
55,188,531	c	State Street Navigator Securities Lending Government Money Market Portfolio	55,188,531
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	55,188,531
		TOTAL SHORT-TERM INVESTMENTS	106,688,531
		(Cost $106,688,531)

		TOTAL INVESTMENTS - 101.8%	4,989,992,600
		(Cost $3,988,522,419)
		OTHER ASSETS & LIABILITIES, NET - (1.8)%	(87,882,951)
		NET ASSETS - 100.0%	$4,902,109,649

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $53,373,213.
46

TIAA-CREF FUNDS - Small-Cap Equity Fund

TIAA-CREF FUNDS

SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.4%

AUTOMOBILES & COMPONENTS - 1.0%
445,300	*	American Axle & Manufacturing Holdings, Inc	$7,979,776
297,100		Cooper Tire & Rubber Co	10,918,425
207,844	*	Tenneco, Inc	11,445,969
		TOTAL AUTOMOBILES & COMPONENTS	30,344,170

BANKS - 11.9%
202,260		Banner Corp	9,130,017
831,233		Brookline Bancorp, Inc	10,639,782
517,100		Cathay General Bancorp	15,487,145
231,411		Columbia Banking System, Inc	7,641,191
601,400	*	Essent Group Ltd	15,901,016
991,360		First Commonwealth Financial Corp	10,072,218
695,640		First Midwest Bancorp, Inc	13,432,808
664,905		FNB Corp	8,690,308
1,284,248		Fulton Financial Corp	19,135,295
366,070		Great Western Bancorp, Inc	11,802,097
545,650	*	Hilltop Holdings, Inc	13,477,555
768,300		Hope Bancorp, Inc	12,400,362
293,240		IBERIABANK Corp	19,251,206
1,383,300		Investors Bancorp, Inc	16,959,258
473,300	l	LegacyTexas Financial Group, Inc	16,191,593
1,849,700	*	MGIC Investment Corp	15,093,552
493,191		Oritani Financial Corp	7,718,439
204,420		Pinnacle Financial Partners, Inc	10,548,072
187,716		Popular, Inc	6,814,091
99,347		PrivateBancorp, Inc	4,494,458
788,630		Provident Financial Services, Inc	17,894,015
1,457,980		Radian Group, Inc	19,813,948
810,468		Sterling Bancorp/DE	14,588,424
662,290		Umpqua Holdings Corp	10,119,791
576,512		United Community Banks, Inc	12,435,364
484,600		Washington Federal, Inc	13,205,350
306,200		Wintrust Financial Corp	16,519,490
		TOTAL BANKS	349,456,845

CAPITAL GOODS - 9.7%
163,057	*	American Woodmark Corp	12,180,358
206,470		Apogee Enterprises, Inc	8,413,653
316,236		Barnes Group, Inc	12,598,842
399,980	*	Beacon Roofing Supply, Inc	16,815,159
250,900	*	Colfax Corp	7,976,111
296,700		Comfort Systems USA, Inc	8,559,795
172,340		Crane Co	11,720,843
200,990		Cubic Corp	8,582,273
477,500	*	DigitalGlobe, Inc	11,985,250
47

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

381,166		EMCOR Group, Inc	$23,045,296
215,852		Encore Wire Corp	7,371,346
228,355		EnerSys	14,872,761
189,840		EnPro Industries, Inc	10,274,141
237,900	*	Gibraltar Industries, Inc	9,254,310
338,440		ITT, Inc	11,919,857
114,131		John Bean Technologies Corp	9,113,360
381,300	*	Mastec, Inc	10,886,115
151,390	*	Moog, Inc (Class A)	8,791,217
903,900	*	MRC Global, Inc	13,323,486
407,506		Mueller Industries, Inc	12,343,357
195,800		Oshkosh Truck Corp	10,475,300
139,032	*	Patrick Industries, Inc	7,973,485
274,040	*	SPX FLOW, Inc	6,875,664
231,200		Toro Co	11,069,856
134,206		Universal Forest Products, Inc	11,540,374
639,700	*	Wabash National Corp	7,196,625
		TOTAL CAPITAL GOODS	285,158,834

COMMERCIAL & PROFESSIONAL SERVICES - 2.1%
207,327		Kforce, Inc	3,597,123
585,454	*	Navigant Consulting, Inc	13,699,624
247,000	*	On Assignment, Inc	8,499,270
399,311		Rollins, Inc	12,306,765
277,395		Viad Corp	11,511,893
189,675	*	WageWorks, Inc	11,181,341
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	60,796,016

CONSUMER DURABLES & APPAREL - 3.1%
639,800		Callaway Golf Co	6,532,358
180,940		Columbia Sportswear Co	10,248,442
126,480	*	Helen of Troy Ltd	10,308,120
451,700	*	Kate Spade & Co	7,565,975
344,288		La-Z-Boy, Inc	8,056,339
175,046	*	Nautilus, Inc	3,080,810
147,871		Oxford Industries, Inc	9,274,469
131,650		Pool Corp	12,188,157
1,291,970	*	TRI Pointe Homes, Inc	13,992,035
208,500	*	Vista Outdoor, Inc	8,062,695
		TOTAL CONSUMER DURABLES & APPAREL	89,309,400

CONSUMER SERVICES - 4.2%
417,000	*	Apollo Group, Inc (Class A)	3,665,430
1,082,297	*	Belmond Ltd.	14,015,746
243,340		Cheesecake Factory	12,943,255
80,370		Churchill Downs, Inc	10,930,320
216,690	*	Dave & Buster’s Entertainment, Inc	8,960,131
598,600	*	Denny’s Corp	6,207,482
359,901	*	Grand Canyon Education, Inc	15,706,080
594,900		ILG, Inc	9,744,462
501,100		International Game Technology plc	14,391,592
967,823		Summit Hotel Properties, Inc	12,572,021
88,680		Vail Resorts, Inc	14,139,139
		TOTAL CONSUMER SERVICES	123,275,658
48

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

DIVERSIFIED FINANCIALS - 3.0%
274,438		Evercore Partners, Inc (Class A)	$14,751,042
220,000	e	iShares Russell 2000 Index Fund	26,070,000
967,800		New Residential Investment Corp	13,510,488
660,300		NorthStar Asset Management Group, Inc	9,046,110
1,536,960	*	SLM Corp	10,835,568
388,726	*	Stifel Financial Corp	15,214,736
		TOTAL DIVERSIFIED FINANCIALS	89,427,944

ENERGY - 4.1%
1,246,750	*	Callon Petroleum Co	16,195,283
389,712		Delek US Holdings, Inc	6,586,133
359,248	*	Exterran Corp	5,679,711
506,500		Green Plains Renewable Energy, Inc	13,169,000
720,400	*	Helix Energy Solutions Group, Inc	6,281,888
345,262	*	Matrix Service Co	6,111,137
3,469,820	*	McDermott International, Inc	17,834,875
825,300	*	Newpark Resources, Inc	5,199,390
1,172,800	*	Oasis Petroleum, Inc	12,302,672
527,400		Questar Market Resources, Inc	8,475,318
875,651	*,e	Renewable Energy Group, Inc	7,661,946
61,400	*	Rice Energy, Inc	1,356,326
231,400	*	RSP Permian, Inc	8,353,540
386,000	*	Unit Corp	6,612,180
		TOTAL ENERGY	121,819,399

FOOD & STAPLES RETAILING - 0.4%
261,200	*	United Natural Foods, Inc	10,902,488
		TOTAL FOOD & STAPLES RETAILING	10,902,488

FOOD, BEVERAGE & TOBACCO - 2.2%
989,070	*	Darling International, Inc	13,451,352
741,110		Dean Foods Co	13,532,669
168,700		Fresh Del Monte Produce, Inc	10,181,045
113,616		Lancaster Colony Corp	14,843,930
594,891	e	Vector Group Ltd	12,457,017
		TOTAL FOOD, BEVERAGE & TOBACCO	64,466,013

HEALTH CARE EQUIPMENT & SERVICES - 6.1%
142,947	*	Anika Therapeutics, Inc	6,341,129
190,100	*	Cotiviti Holdings, Inc	5,868,387
371,130	*	HealthStream, Inc	10,009,376
229,720		Hill-Rom Holdings, Inc	12,728,785
523,200	*	HMS Holdings Corp	11,023,824
117,410	*	ICU Medical, Inc	16,355,213
919,980		Kindred Healthcare, Inc	9,061,803
140,600	*	Magellan Health Services, Inc	7,233,870
451,480	*	Merit Medical Systems, Inc	9,909,986
236,539	*	Natus Medical, Inc	9,307,810
245,920	*	NuVasive, Inc	14,688,802
49

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

321,801	*	Omnicell, Inc	$10,498,758
624,831	*	OraSure Technologies, Inc	4,692,481
260,743	*	PharMerica Corp	6,205,683
392,340	*	Premier, Inc	12,492,106
81,800	*	Team Health Holdings, Inc	3,505,130
187,472	*	Vascular Solutions, Inc	8,548,723
101,593	*	WellCare Health Plans, Inc	11,531,821
449,600	*	Wright Medical Group NV	9,850,736
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	179,854,423

HOUSEHOLD & PERSONAL PRODUCTS - 0.3%
74,180	*	USANA Health Sciences, Inc	9,532,130
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	9,532,130

INSURANCE - 1.6%
927,315		American Equity Investment Life Holding Co	16,626,758
244,117		Aspen Insurance Holdings Ltd	11,778,645
294,689		HCI Group, Inc	7,989,019
123,185		Selective Insurance Group, Inc	4,551,686
275,300	e	Universal Insurance Holdings, Inc	5,863,890
		TOTAL INSURANCE	46,809,998

MATERIALS - 4.7%
196,640	*	Boise Cascade Co	3,785,320
1,143,910	*	Century Aluminum Co	8,361,982
1,110,370	*	Coeur Mining, Inc	12,413,937
470,700	*	Ferro Corp	6,100,272
673,900		Ferroglobe plc	6,233,575
314,285		Greif, Inc (Class A)	14,727,395
601,670	*	Headwaters, Inc	9,867,388
105,100		Innospec, Inc	6,332,275
827,400	*	Louisiana-Pacific Corp	15,182,790
242,440		Minerals Technologies, Inc	16,291,968
429,500		PolyOne Corp	12,554,285
364,915		Schnitzer Steel Industries, Inc (Class A)	8,812,697
209,360		Trinseo S.A.	10,980,932
347,300	e	United States Steel Corp	6,716,782
		TOTAL MATERIALS	138,361,598

MEDIA - 0.6%
459,090	*	Live Nation, Inc	12,703,020
432,290		Time, Inc	5,619,770
		TOTAL MEDIA	18,322,790

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.0%
569,400	*	Achillion Pharmaceuticals, Inc	3,575,832
176,700	*	Acorda Therapeutics, Inc	3,127,590
477,400	*	Amphastar Pharmaceuticals, Inc	8,660,036
1,724,839	*,e	Array Biopharma, Inc	9,831,582
91,500	*,e	Atara Biotherapeutics, Inc	1,171,200
70,700	*,e	Bluebird Bio, Inc	3,375,925
260,826	*	Cambrex Corp	10,511,288
50

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

160,800	*,e	Clovis Oncology, Inc	$4,676,064
215,243	*	Dermira, Inc	6,747,868
252,482	*	Emergent Biosolutions, Inc	6,746,319
1,025,300	*	Exelixis, Inc	10,857,927
352,426	*	FibroGen, Inc	5,832,650
191,660	*	Five Prime Therapeutics, Inc	9,301,260
539,000	*,e	Halozyme Therapeutics, Inc	4,651,570
595,800	*	Horizon Pharma plc	9,961,776
429,223	*	Impax Laboratories, Inc	8,627,382
241,563	*	INC Research Holdings, Inc	11,039,429
260,200	*	Insmed, Inc	3,377,396
44,200	*,e	Kite Pharma, Inc	1,957,618
190,348	*	MacroGenics, Inc	4,509,344
265,570	*	Medicines Co	8,750,531
602,689	*,e	Merrimack Pharmaceuticals, Inc	3,146,037
282,142	*	Momenta Pharmaceuticals, Inc	3,145,883
160,200	*	NewLink Genetics Corp	1,946,430
681,700	*,e	Pacific Biosciences of California, Inc	5,794,450
255,790	*	Parexel International Corp	14,902,325
252,750		Phibro Animal Health Corp	6,558,863
200,767	*	PRA Health Sciences, Inc	10,684,820
221,821	*	Prestige Brands Holdings, Inc	10,044,055
93,900	*	Puma Biotechnology, Inc	3,596,370
208,430	*,e	Retrophin, Inc	3,928,906
952,130	*	Spectrum Pharmaceuticals, Inc	3,370,540
413,910	*	Sucampo Pharmaceuticals, Inc (Class A)	4,718,574
418,106	*	Supernus Pharmaceuticals, Inc	8,278,499
112,424	*,e	Ultragenyx Pharmaceutical, Inc	6,631,892
414,400	*	Vanda Pharmaceuticals, Inc	6,153,840
258,200	*	Xencor Inc	5,497,078
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	235,689,149

REAL ESTATE - 7.7%
225,800	*	Altisource Portfolio Solutions S.A.	5,814,350
276,170		American Assets Trust,Inc	10,966,711
765,100		Ashford Hospitality Trust, Inc	4,445,231
1,172,889		CBL & Associates Properties, Inc	12,549,912
169,910		Coresite Realty	12,529,163
276,510		DuPont Fabros Technology, Inc	11,284,373
168,480		Entertainment Properties Trust	12,251,866
640,550		First Industrial Realty Trust, Inc	16,916,926
520,480		Hersha Hospitality Trust	9,274,954
574,600		Hudson Pacific Properties	19,318,052
1,249,900		Medical Properties Trust, Inc	17,423,606
142,028		PS Business Parks, Inc	15,593,254
459,500		Ramco-Gershenson Properties	7,967,730
396,757		Retail Opportunities Investment Corp	7,978,783
404,990		RLJ Lodging Trust	7,986,403
587,086		Sabra Healthcare REIT, Inc	13,679,104
123,888		Saul Centers, Inc	7,492,746
333,100		STORE Capital Corp	9,090,299
547,689		Urban Edge Properties	14,135,853
580,743		Xenia Hotels & Resorts, Inc	9,065,398
		TOTAL REAL ESTATE	225,764,714
51

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

RETAILING - 3.9%
314,400		Aaron’s, Inc	$7,768,824
131,600	e	American Eagle Outfitters, Inc	2,242,464
288,800		Caleres, Inc	7,222,888
142,200		Cato Corp (Class A)	4,219,074
670,240		Chico’s FAS, Inc	7,821,701
144,540		Children’s Place Retail Stores, Inc	10,977,813
655,100	*	Etsy, Inc	8,503,198
471,000		Finish Line, Inc (Class A)	9,273,990
463,100	*	Francesca’s Holdings Corp	7,442,017
362,800		GNC Holdings, Inc	4,872,404
423,240	*	Liberty TripAdvisor Holdings, Inc	9,395,928
260,300		Nutri/System, Inc	8,251,510
212,500	*	Shutterfly, Inc	10,412,500
712,000		Staples, Inc	5,268,800
403,700		Tailored Brands, Inc	6,378,460
177,600	*	Zumiez, Inc	3,951,600
		TOTAL RETAILING	114,003,171

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.4%
213,341	*	Advanced Energy Industries, Inc	10,176,366
2,543,900	*	Advanced Micro Devices, Inc	18,392,397
162,689		Cabot Microelectronics Corp	8,990,194
224,900	*	Cavium, Inc	12,695,605
688,923	*	Entegris, Inc	10,953,876
184,200	*	Inphi Corp	6,833,820
461,500	*	MaxLinear, Inc	8,634,665
147,912		Power Integrations, Inc	9,532,928
408,107	*	Rudolph Technologies, Inc	7,386,737
391,400	*	Semtech Corp	9,471,880
231,257	*	Silicon Laboratories, Inc	13,863,857
314,440		Tessera Technologies, Inc	11,665,724
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	128,598,049

SOFTWARE & SERVICES - 8.4%
338,200	*	Acxiom Corp	7,967,992
337,900	*	Barracuda Networks, Inc	7,879,828
151,550	*	CACI International, Inc (Class A)	14,829,168
266,600	*	Commvault Systems, Inc	14,263,100
206,114	*	EPAM Systems, Inc	13,267,558
104,800	*	Euronet Worldwide, Inc	8,336,840
218,071	*	ExlService Holdings, Inc	9,601,666
268,380	*	Gigamon, Inc	14,841,414
788,042	*	Intralinks Holdings, Inc	7,226,345
159,500	e	LogMeIn, Inc	15,152,500
60,060	*	MicroStrategy, Inc (Class A)	11,700,289
711,650	*	Nuance Communications, Inc	9,977,333
550,779	*	Progress Software Corp	14,821,463
140,300	*	Proofpoint, Inc	10,996,714
356,011	*	RealPage, Inc	9,683,499
495,186	*	Rubicon Project, Inc	3,793,125
52

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

263,420		Science Applications International Corp	$18,152,272
80,714	*	SPS Commerce, Inc	5,034,939
112,800	*	Stamps.com, Inc	11,003,640
278,400	*	Synchronoss Technologies, Inc	10,220,064
776,550		Travelport Worldwide Ltd	10,964,886
358,500	*	Verint Systems, Inc	12,906,000
369,900	*	Xactly Corp	4,771,710
		TOTAL SOFTWARE & SERVICES	247,392,345

TECHNOLOGY HARDWARE & EQUIPMENT - 5.7%
182,200	*	Anixter International, Inc	11,979,650
470,710	*	ARRIS International plc	13,076,324
65,980		Belden CDT, Inc	4,276,164
242,590	*	Cray, Inc	5,045,872
646,680	*	Finisar Corp	17,706,098
586,449	*	II-VI, Inc	16,303,282
500,334	*,e	Immersion Corp	4,082,725
761,968	*	Ixia	9,105,518
303,100	*	Lumentum Holdings, Inc	10,184,160
339,620	*	NCR Corp	11,903,681
440,890	*	Netscout Systems, Inc	12,102,431
206,800		Plantronics, Inc	10,693,628
558,444	*	Sanmina Corp	15,440,976
67,810	*	Synaptics, Inc	3,534,257
1,117,584	*	TTM Technologies, Inc	14,696,230
342,280	*	VeriFone Systems, Inc	5,298,494
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	165,429,490

TELECOMMUNICATION SERVICES - 1.2%
774,912	*	8x8, Inc	11,042,496
317,690		Telephone & Data Systems, Inc	8,209,110
2,398,790	*	Vonage Holdings Corp	16,455,699
		TOTAL TELECOMMUNICATION SERVICES	35,707,305

TRANSPORTATION - 1.7%
875,234	*	Air Transport Services Group, Inc	11,579,346
196,053	*	Atlas Air Worldwide Holdings, Inc	8,204,818
311,600	*	Hawaiian Holdings, Inc	14,029,790
325,160	*	Hub Group, Inc (Class A)	11,852,082
622,514	*	YRC Worldwide, Inc	5,527,924
		TOTAL TRANSPORTATION	51,193,960

UTILITIES - 3.4%
275,090		Allete, Inc	16,860,266
472,623		Avista Corp	19,566,592
168,218		Chesapeake Utilities Corp	10,774,363
596,300	*	Dynegy, Inc	6,350,595
540,091		NRG Yield, Inc (Class A)	7,955,540
203,900		ONE Gas, Inc	12,494,992
252,000		Otter Tail Corp	9,059,400
248,890		Southwest Gas Corp	18,034,570
		TOTAL UTILITIES	101,096,318

		TOTAL COMMON STOCKS	2,922,712,207
		(Cost $2,680,294,607)
53

TIAA-CREF FUNDS - Small-Cap Equity Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE
SHORT-TERM INVESTMENTS - 2.9%
GOVERNMENT AGENCY DEBT - 0.5%
$13,550,000	d	Federal Home Loan Bank (FHLB)	0.150%	11/01/16	$13,550,000
		TOTAL GOVERNMENT AGENCY DEBT			13,550,000

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.4%
71,962,598	c	State Street Navigator Securities Lending Government Money Market Portfolio			71,962,598
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			71,962,598

		TOTAL SHORT-TERM INVESTMENTS			85,512,598
		(Cost $85,512,598)
		TOTAL INVESTMENTS - 102.3%			3,008,224,805
		(Cost $2,765,807,205)
		OTHER ASSETS & LIABILITIES, NET - (2.3)%			(67,188,988)
		NET ASSETS - 100.0%			$2,941,035,817

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $70,147,922.
l	All or a portion of these securities have been segregated by the custodian to cover collateral requirements on swap agreements.
54

TIAA-CREF FUNDS - Small/Mid-Cap Equity Fund

TIAA-CREF FUNDS

SMALL/MID-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.8%

AUTOMOBILES & COMPONENTS - 2.1%
19,856		Drew Industries, Inc	$1,778,105
22,091		Lear Corp	2,712,332
32,288		Thor Industries, Inc	2,560,761
11,173		Visteon Corp	788,926
		TOTAL AUTOMOBILES & COMPONENTS	7,840,124

BANKS - 6.5%
5,200		BankUnited	151,528
54,964		Beneficial Bancorp, Inc	796,978
7,640		Capital Bank Financial Corp	250,210
12,419		Centerstate Banks of Florida, Inc	231,987
14,124		Central Pacific Financial Corp	361,998
4,992		Charter Financial Corp	63,149
12,245		CoBiz, Inc	155,756
8,028	*	CU Bancorp	188,658
1,335		Financial Institutions, Inc	35,845
270,641	*	First Bancorp (Puerto Rico)	1,388,388
4,880		First Financial Corp	195,688
6,495		First Merchants Corp	182,834
1,624		First Republic Bank	120,874
23,087		Heritage Financial Corp	424,801
12,246	*	HomeTrust Bancshares, Inc	227,776
5,228		Independent Bank Group, Inc	252,512
69,764		LegacyTexas Financial Group, Inc	2,386,627
143,739	*	MGIC Investment Corp	1,172,910
34,359		National Bank Holdings Corp	836,298
51,901	*	NMI Holdings, Inc	397,043
24,916		Northfield Bancorp, Inc	409,868
26,280		Opus Bank	526,914
13,357		PacWest Bancorp	579,560
15,201		Park Sterling Bank	130,881
17,725		Peoples Bancorp, Inc	439,048
57,700		Popular, Inc	2,094,510
3,163		Preferred Bank	119,941
28,001	*	Seacoast Banking Corp of Florida	487,497
2,501	*	Signature Bank	301,521
27,058		South State Corp	1,984,704
17,310		Southwest Bancorp, Inc	322,832
14,292	*	SVB Financial Group	1,747,483
7,359	*	Texas Capital Bancshares, Inc	436,389
78,121		TFS Financial Corp	1,392,116
5,587	*	The Bancorp, Inc	34,807
26,896		Trico Bancshares	707,903
4,879	*	Triumph Bancorp, Inc	90,749
90,497		Trustco Bank Corp NY	633,479
55

TIAA-CREF FUNDS - Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

17,248		Union Bankshares Corp	$481,737
37,376		United Financial Bancorp, Inc (New)	549,801
37,282		Zions Bancorporation	1,200,853
		TOTAL BANKS	24,494,453

CAPITAL GOODS - 11.0%
13,462		A.O. Smith Corp	608,079
55,796		AAR Corp	1,794,957
11,047	*	American Woodmark Corp	825,211
38,535	*	Atkore International Group, Inc	724,458
4,297		BE Aerospace, Inc	255,757
63,905		BWX Technologies, Inc	2,506,355
10,904		Chicago Bridge & Iron Co NV	349,146
66,461		Comfort Systems USA, Inc	1,917,399
32,946	*	Continental Building Products Inc	673,746
9,625		Crane Co	654,596
20,137	*	Dycom Industries, Inc	1,549,139
1,391		EMCOR Group, Inc	84,100
11,409		EnPro Industries, Inc	617,455
3,601		Fortune Brands Home & Security, Inc	196,723
40,230		General Cable Corp	563,220
57,258		Global Brass & Copper Holdings, Inc	1,643,305
7,752		Gorman-Rupp Co	186,203
74,671		Harsco Corp	728,042
29,786		HEICO Corp (Class A)	1,787,160
8,369		Huntington Ingalls	1,350,422
121,360		KBR, Inc	1,797,342
17,568		Kennametal, Inc	497,350
10,556		Lennox International, Inc	1,540,014
18,903		LSI Industries, Inc	162,566
3,165	*	Lydall, Inc	147,964
96,750		Manitowoc Co, Inc	390,870
5,772	*	Manitowoc Foodservice, Inc	87,215
6,372	*	Masonite International Corp	362,567
55,160	*	MRC Global, Inc	813,058
18,609		MSC Industrial Direct Co (Class A)	1,354,735
17,859		Mueller Industries, Inc	540,949
12,778	*	MYR Group, Inc	381,296
50,807	*	NCI Building Systems, Inc	731,621
28,410		Oshkosh Truck Corp	1,519,935
4,670	*	Patrick Industries, Inc	267,825
40,617	*	Ply Gem Holdings, Inc	556,453
28,977	*	Rexnord Corp	576,353
27,768	*	SPX Corp	527,870
63,105	*	SPX FLOW, Inc	1,583,304
17,254		Supreme Industries, Inc	210,326
8,085		Tennant Co	508,951
9,951		Terex Corp	237,630
24,669	*	Univar, Inc	548,885
20,373		Universal Forest Products, Inc	1,751,873
4,398	*	Vectrus, Inc	73,754
13,898	*	Veritiv Corp	749,797
8,571	*	WABCO Holdings, Inc	843,901
56

TIAA-CREF FUNDS - Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

15,826		Watsco, Inc	$2,172,752
25,705		Xylem, Inc	1,242,323
		TOTAL CAPITAL GOODS	41,194,952

COMMERCIAL & PROFESSIONAL SERVICES - 3.7%
24,142	*	CBIZ, Inc	266,769
21,483		Ceco Environmental Corp	212,682
18,757		Ennis, Inc	274,790
4,240	*	Franklin Covey Co	77,592
43,005		HNI Corp	1,748,583
39,941		Insperity, Inc	3,003,564
7,662		KAR Auction Services, Inc	326,248
58,895		Kforce, Inc	1,021,828
26,744		Kimball International, Inc (Class B)	334,300
33,444		Manpower, Inc	2,568,499
52,235		Quad Graphics, Inc	1,241,104
56,105		Robert Half International, Inc	2,099,449
31,834	*	TriNet Group, Inc	597,524
12,060	*	TrueBlue, Inc	211,050
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	13,983,982

CONSUMER DURABLES & APPAREL - 3.1%
104,689		Callaway Golf Co	1,068,874
30,122		Harman International Industries, Inc	2,401,025
65,956		La-Z-Boy, Inc	1,543,370
29,616		Leggett & Platt, Inc	1,358,782
2,120		Lennar Corp (B Shares)	71,062
9,973	*	Lululemon Athletica, Inc	570,954
26,541		MCBC Holdings, Inc	295,667
4,144		Newell Rubbermaid, Inc	198,995
853	*	NVR, Inc	1,299,119
26,557		Pool Corp	2,458,647
1,627	*	Toll Brothers, Inc	44,645
		TOTAL CONSUMER DURABLES & APPAREL	11,311,140

CONSUMER SERVICES - 4.3%
72,252		ARAMARK Holdings Corp	2,689,942
21,770		Bloomin’ Brands, Inc	376,621
80,794	*	Boyd Gaming Corp	1,442,981
33,587	*	Bridgepoint Education, Inc	227,048
12,901	*	Buffalo Wild Wings, Inc	1,879,031
7,023	*	Caesars Acquisition Co	81,818
85,495	*	Career Education Corp	614,709
43,751		ClubCorp Holdings, Inc	505,324
5,979		Domino’s Pizza, Inc	1,011,886
11,482	*	Fiesta Restaurant Group, Inc	303,125
33,620		H&R Block, Inc	772,252
21,310	*	Intrawest Resorts Holdings Inc	349,697
15,335	*	K12, Inc	166,231
10,814		Marcus Corp	286,571
28,523		Papa John’s International, Inc	2,152,060
3,760	*	Pinnacle Entertainment, Inc	44,556
39,066		Six Flags Entertainment Corp	2,174,023
57

TIAA-CREF FUNDS - Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

32,400		Sonic Corp	$742,284
8,427		Speedway Motorsports, Inc	158,512
		TOTAL CONSUMER SERVICES	15,978,671

DIVERSIFIED FINANCIALS - 3.6%
13,134		Calamos Asset Management, Inc (Class A)	84,846
20,047		Chimera Investment Corp	314,136
35,876		Evercore Partners, Inc (Class A)	1,928,334
40,307	*	Ezcorp, Inc (Class A)	392,993
21,158		FirstCash, Inc	998,658
48,956	*	FNFV Group	589,920
11,873	*	GAMCO Investors, Inc (Class A)	337,312
101,019	*	Green Dot Corp	2,242,622
57,763	*	Ladenburg Thalmann Financial Services, Inc	117,837
33,610		Lazard Ltd (Class A)	1,225,421
17,657		Legg Mason, Inc	507,109
50,704		Moelis & Co	1,287,882
26,789		Morningstar, Inc	1,892,107
36,313		MTGE Investment Corp	619,137
67,731		OM Asset Management plc	952,975
10,837		Pzena Investment Management, Inc (Class A)	78,893
8,369		Tiptree Financial, Inc	48,540
		TOTAL DIVERSIFIED FINANCIALS	13,618,722

ENERGY - 3.6%
17,500	*	Archrock, Inc	203,000
18,960	*	Callon Petroleum Co	246,290
444,801	*	Clean Energy Fuels Corp	1,828,131
11,780	*	Contango Oil & Gas Co	92,237
3,510	*	Dawson Geophysical Co	22,991
4,880	*	Diamondback Energy, Inc	445,495
14,797		Energen Corp	741,774
85,584	*	EP Energy Corp	304,679
22,436	*	Exterran Corp	354,713
73,816	*	Fairmount Santrol Holdings, Inc	634,079
17,570	*	Independence Contract Drilling, Inc	69,929
91,215	*	McDermott International, Inc	468,845
29,345	*	Newfield Exploration Co	1,191,114
7,969	*	Oasis Petroleum, Inc	83,595
14,174		Oceaneering International, Inc	337,341
39,561	*	Parsley Energy, Inc	1,301,557
39,850		Questar Market Resources, Inc	640,390
21,311		SM Energy Co	716,689
34,903	*	Transocean Ltd (NYSE)	335,418
8,043		US Silica Holdings Inc	371,506
29,762	*	Westmoreland Coal Co	264,287
79,885	*	Whiting Petroleum Corp	658,252
31,917		World Fuel Services Corp	1,284,659
68,546	*	WPX Energy, Inc	744,410
		TOTAL ENERGY	13,341,381

FOOD & STAPLES RETAILING - 1.4%
62,048	*	Rite Aid Corp	416,342
58

TIAA-CREF FUNDS - Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

31,361		Spartan Stores, Inc	$878,108
50,009	*	United Natural Foods, Inc	2,087,375
84,506	*	US Foods Holding Corp	1,909,836
		TOTAL FOOD & STAPLES RETAILING	5,291,661

FOOD, BEVERAGE & TOBACCO - 2.3%
65,019	*	Blue Buffalo Pet Products, Inc	1,633,277
23,025		Ingredion, Inc	3,020,189
2,770	*	Lifeway Foods, Inc	49,528
18,409		Pilgrim’s Pride Corp	402,053
37,076		Pinnacle Foods, Inc	1,906,448
23,104	*	Post Holdings, Inc	1,761,218
		TOTAL FOOD, BEVERAGE & TOBACCO	8,772,713

HEALTH CARE EQUIPMENT & SERVICES - 4.6%
7,839	*	Align Technology, Inc	673,527
17,040	*	AMN Healthcare Services, Inc	558,912
11,712	*	Angiodynamics, Inc	186,689
36,270	*	Cardiovascular Systems, Inc	849,806
4,720		Cooper Cos, Inc	830,909
56,888	*	Cross Country Healthcare, Inc	635,439
16,072	*	Cutera, Inc	210,543
18,944	*	DexCom, Inc	1,482,179
19,706	*	Healthways, Inc	488,709
41,854		Hill-Rom Holdings, Inc	2,319,130
39,778	*	Hologic, Inc	1,432,406
26,200	*	Idexx Laboratories, Inc	2,807,068
1,676	*	Insulet Corp	62,213
10,130	*	Masimo Corp	557,150
13,439	*	Molina Healthcare, Inc	731,216
7,919		National Healthcare Corp	512,359
17,534	*	PharMerica Corp	417,309
34,756	*	Premier, Inc	1,106,631
9,649	*	Providence Service Corp	390,447
14,382	*	Tandem Diabetes Care, Inc	87,011
25,376	*	Veeva Systems, Inc	985,858
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	17,325,511

HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
3,848		Nature’s Sunshine Products, Inc	48,292
18,925	*	USANA Health Sciences, Inc	2,431,863
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	2,480,155

INSURANCE - 3.8%
13,125		Allied World Assurance Co Holdings Ltd	564,113
39,296		American Financial Group, Inc	2,927,552
63,725		Aspen Insurance Holdings Ltd	3,074,731
13,428		Axis Capital Holdings Ltd	764,993
31,950		Conseco, Inc	481,806
29,138		Crawford & Co (Class B)	327,803
2,578		EMC Insurance Group, Inc	62,774
13,607		Erie Indemnity Co (Class A)	1,393,221
7,304		Fidelity & Guaranty Life	161,418
59

TIAA-CREF FUNDS - Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

7,718		National Interstate Corp	$250,063
35,033		OneBeacon Insurance Group Ltd (Class A)	481,353
30,561		Reinsurance Group of America, Inc (Class A)	3,296,310
6,978	*	Trupanion, Inc	112,974
309		White Mountains Insurance Group Ltd	256,383
		TOTAL INSURANCE	14,155,494

MATERIALS - 6.2%
67,119	*	AK Steel Holding Corp	349,019
22,615		Avery Dennison Corp	1,578,301
8,918	*	Axalta Coating Systems Ltd	224,020
85,315	*	Boise Cascade Co	1,642,315
216,419	*	Coeur Mining, Inc	2,419,564
43,225	*	Crown Holdings, Inc	2,344,956
58,467	*	Ferro Corp	757,732
10,623		Innophos Holdings, Inc	486,958
11,548		Innospec, Inc	695,767
45,201		Kronos Worldwide, Inc	347,596
9,367	*	Louisiana-Pacific Corp	171,884
38,829	*	Multi Packaging Solutions International Ltd	524,580
133,875	*	Omnova Solutions, Inc	1,017,450
31,579		Packaging Corp of America	2,605,268
27,799		PolyOne Corp	812,565
3,905		Reliance Steel & Aluminum Co	268,586
14,485		Schweitzer-Mauduit International, Inc	534,641
2,580		Sealed Air Corp	117,725
11,678		Steel Dynamics, Inc	320,678
21,202		Stepan Co	1,505,978
33,733		SunCoke Energy, Inc	344,414
215,255		Tronox Ltd	1,743,565
77,811		United States Steel Corp	1,504,865
15,915	*	WR Grace & Co	1,065,668
		TOTAL MATERIALS	23,384,095

MEDIA - 2.0%
44,050		John Wiley & Sons, Inc (Class A)	2,272,981
109,130	*	MSG Networks, Inc	2,084,383
23,704	*	Starz-Liberty Capital	745,728
50,472		Tribune Co	1,645,387
30,082		tronc, Inc	361,886
19,441		World Wrestling Entertainment, Inc (Class A)	343,717
		TOTAL MEDIA	7,454,082

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.7%
7,326	*	Acadia Pharmaceuticals, Inc	170,769
13,899	*	Akorn, Inc	332,881
3,612	*	Alnylam Pharmaceuticals, Inc	128,587
5,422	*	Aptevo Therapeutics, Inc	11,983
33,419	*	Athersys, Inc	60,488
21,191	*	Bio-Rad Laboratories, Inc (Class A)	3,349,873
15,175		Bio-Techne Corp	1,578,048
2,100	*	Bluebird Bio, Inc	100,275
22,201		Bruker BioSciences Corp	454,898
60

TIAA-CREF FUNDS - Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

5,833	*	Cambrex Corp	$235,070
6,002	*	Charles River Laboratories International, Inc	455,432
28,506	*	Corcept Therapeutics, Inc	197,832
157,751	*	Curis, Inc	410,153
19,770	*	Durect Corp	22,142
18,713	*	Endo International plc	350,869
39,477	*	Enzo Biochem, Inc	240,810
15,089	*	FibroGen, Inc	249,723
17,080	*	INC Research Holdings, Inc	780,556
11,207	*	Ionis Pharmaceuticals, Inc	291,158
1,800	*	Jazz Pharmaceuticals plc	197,046
2,100	*	Kite Pharma, Inc	93,009
40,487	*	Lexicon Pharmaceuticals, Inc	600,422
15,515	*	Luminex Corp	323,177
10,354	*	Medpace Holdings, Inc	300,473
5,486	*	MyoKardia, Inc	73,787
2,591	*	Ophthotech Corp	92,810
4,833	*	Parexel International Corp	281,571
10,612	*	Patheon NV	269,439
5,452		PerkinElmer, Inc	277,452
4,016		Phibro Animal Health Corp	104,215
11,671	*	Prestige Brands Holdings, Inc	528,462
31,838	*	Quintiles Transnational Holdings, Inc	2,284,058
17,332	*	Retrophin, Inc	326,708
100,347	*	Rigel Pharmaceuticals, Inc	260,902
14,779	*	Tetraphase Pharmaceuticals, Inc	51,727
12,372	*	United Therapeutics Corp	1,485,506
41,564	*	Vanda Pharmaceuticals, Inc	617,225
3,623	*	VWR Corp	99,669
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	17,689,205

REAL ESTATE - 10.1%
2,750		Alexandria Real Estate Equities, Inc	296,478
33,750	*	Altisource Portfolio Solutions S.A.	869,062
9,221		American Assets Trust,Inc	366,166
33,226		Ashford Hospitality Prime, Inc	430,609
52,456		Ashford Hospitality Trust, Inc	304,769
71,388		Brixmor Property Group, Inc	1,814,683
20,451		Colony Starwood Homes	593,284
75,641		Columbia Property Trust, Inc	1,594,512
6,322		Communications Sales & Leasing, Inc	179,734
5,370		CorEnergy Infrastructure Trust, Inc	145,420
14,812		CubeSmart	386,149
107,490	*	Equity Commonwealth	3,247,273
44,905		Equity Lifestyle Properties, Inc	3,405,594
48,817		FelCor Lodging Trust, Inc	311,941
60,417		Franklin Street Properties Corp	699,025
27,148		Gaming and Leisure Properties, Inc	891,269
7,270		Getty Realty Corp	165,247
5,450	*	Howard Hughes Corp	598,574
2,143		Hudson Pacific Properties	72,048
15,391		Independence Realty Trust, Inc	128,207
8,077		Jones Lang LaSalle, Inc	782,257
61

TIAA-CREF FUNDS - Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

17,865		Liberty Property Trust	$722,282
2,230		Life Storage, Inc	179,850
4,811		LTC Properties, Inc	241,079
44,243		Mack-Cali Realty Corp	1,136,160
1,290	*	Marcus & Millichap, Inc	30,225
42,237		Monmouth Real Estate Investment Corp (Class A)	577,380
25,022		NexPoint Residential Trust, Inc	466,410
109,838		NorthStar Realty Finance Corp	1,594,848
12,778		One Liberty Properties, Inc	301,050
21,974		Outfront Media, Inc	472,661
40,824		Paramount Group, Inc	634,813
8,709		Post Properties, Inc	572,965
29,133		PS Business Parks, Inc	3,198,512
25,680		Rayonier, Inc	688,738
22,817		Realogy Holdings Corp	522,281
26,376		Regency Centers Corp	1,900,918
51,699		Retail Properties of America, Inc	804,953
15,249		RMR Group, Inc	523,803
14,500	*	Select Income REIT	358,730
15,693		STAG Industrial, Inc	362,038
21,253		Sun Communities, Inc	1,634,993
23,177		Taubman Centers, Inc	1,679,405
31,633		WP Carey, Inc	1,921,388
		TOTAL REAL ESTATE	37,807,783

RETAILING - 5.6%
13,608		Aaron’s, Inc	336,254
53,039		American Eagle Outfitters, Inc	903,785
113,507		Barnes & Noble, Inc	1,169,122
10,366		Blue Nile, Inc	362,084
35,115	*	Burlington Stores, Inc	2,631,519
7,602	*	Cabela’s, Inc	468,359
31,063		Chico’s FAS, Inc	362,505
29,833		Citi Trends, Inc	592,483
35,065		Dick’s Sporting Goods, Inc	1,951,368
13,632		Dillard’s, Inc (Class A)	835,642
41,698	*	Francesca’s Holdings Corp	670,087
35,046		GameStop Corp (Class A)	842,856
293,362	*	Groupon, Inc	1,170,514
154,694	*	JC Penney Co, Inc	1,328,821
68,649	*	Michaels Cos, Inc	1,596,090
73,136		Nutri/System, Inc	2,318,412
99,607		Office Depot, Inc	313,762
44,918	*	Select Comfort Corp	861,976
40,890		Sonic Automotive, Inc (Class A)	731,931
27,766	*	Tilly’s, Inc	257,668
16,241	*	Urban Outfitters, Inc	543,261
22,525	*	Wayfair, Inc	750,758
		TOTAL RETAILING	20,999,257

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.0%
42,620	*	Alpha & Omega Semiconductor Ltd	900,561
17,854	*	Cirrus Logic, Inc	963,759
62

TIAA-CREF FUNDS - Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

21,564	*	First Solar, Inc	$873,126
19,699		Marvell Technology Group Ltd	256,678
19,722	*	NeoPhotonics Corp Ltd	276,108
38,363	*	ON Semiconductor Corp	447,696
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	3,717,928

SOFTWARE & SERVICES - 8.5%
175,823	*	A10 Networks, Inc	1,346,804
14,662	*	Amber Road, Inc	139,729
9,095	*	Aspen Technology, Inc	447,838
48,019		Booz Allen Hamilton Holding Co	1,463,138
57,785	*	Box, Inc	833,260
28,281	*	Brightcove, Inc	315,333
67,232	*	Cadence Design Systems, Inc	1,719,794
20,246	*	Care.com, Inc	183,834
11,633	*	Commvault Systems, Inc	622,366
14,113	*	Cvent, Inc	440,608
15,274	*	Datalink Corp	144,798
19,161		DST Systems, Inc	1,842,521
147,859		EarthLink Holdings Corp	845,753
10,056	*	EPAM Systems, Inc	647,305
107,265		EVERTEC, Inc	1,625,064
90,840	*	Five9, Inc	1,300,828
6,383	*	Gartner, Inc	549,193
38,335	*	Genpact Ltd	881,322
21,202	*	Gigamon, Inc	1,172,471
26,833	*	Guidewire Software, Inc	1,541,556
47,089		Hackett Group, Inc	759,075
2,650	*	Infoblox, Inc	70,225
33,756	*	Intralinks Holdings, Inc	309,543
27,417		Leidos Holdings, Inc	1,139,725
37,351	*	Manhattan Associates, Inc	1,891,454
6,742		MAXIMUS, Inc	350,989
3,370	*	MoneyGram International, Inc	23,624
41,990		Pegasystems, Inc	1,297,491
15,560	*	Quotient Technology, Inc	164,936
58,290	*	RingCentral, Inc	1,206,603
70,910	*	Rubicon Project, Inc	543,171
13,754		Science Applications International Corp	947,788
17,657	*	ServiceSource International LLC	83,871
153,213	*	Square, Inc	1,715,985
12,898	*	Stamps.com, Inc	1,258,200
23,412	*	TeleNav, Inc	127,595
25,095	*	Unisys Corp	262,243
19,990	*	Workiva, Inc	330,835
37,371	*	Yelp, Inc	1,220,537
		TOTAL SOFTWARE & SERVICES	31,767,405

TECHNOLOGY HARDWARE & EQUIPMENT - 4.8%
13,455	*	ARRIS International plc	373,780
37,665	*	Arrow Electronics, Inc	2,302,085
9,008		Avnet, Inc	377,886
7,606		AVX Corp	106,636
63

TIAA-CREF FUNDS - Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

8,301		Black Box Corp	$95,462
56,473		Brocade Communications Systems, Inc	598,613
34,800		Dolby Laboratories, Inc (Class A)	1,656,132
29,243		EMCORE Corp	191,542
10,590	*	Fabrinet	401,996
14,023	*	Finisar Corp	383,950
88,604		Ingram Micro, Inc (Class A)	3,296,069
27,914	*	Insight Enterprises, Inc	803,644
101,183		Jabil Circuit, Inc	2,159,245
5,100	*	Keysight Technologies, Inc	167,280
24,904	*	Sanmina Corp	688,596
84,271	*	ShoreTel, Inc	560,402
7,985		SYNNEX Corp	818,782
38,315	*	Tech Data Corp	2,951,021
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	17,933,121

TELECOMMUNICATION SERVICES - 1.0%
463,505	*	Globalstar, Inc	429,020
5,130	*	Hawaiian Telcom Holdco, Inc	105,268
34,002		IDT Corp (Class B)	608,296
72,439		Telephone & Data Systems, Inc	1,871,824
110,496	*	Vonage Holdings Corp	758,002
		TOTAL TELECOMMUNICATION SERVICES	3,772,410

TRANSPORTATION - 2.5%
12,383		Alaska Air Group, Inc	894,300
13,181	*	Atlas Air Worldwide Holdings, Inc	551,625
4,341		Copa Holdings S.A. (Class A)	400,370
3,186	*	Hertz Global Holdings, Inc	105,616
48,842	*	Hub Group, Inc (Class A)	1,780,290
36,381	*	JetBlue Airways Corp	635,940
41,126	*	Radiant Logistics, Inc	102,814
112,867		Skywest, Inc	3,402,941
20,316	*	Swift Transportation Co, Inc	454,672
29,691	*	XPO Logistics, Inc	977,725
		TOTAL TRANSPORTATION	9,306,293

UTILITIES - 2.8%
10,990		Alliant Energy Corp	418,170
7,752		El Paso Electric Co	358,142
3,061		Fortis, Inc	100,554
47,610		Great Plains Energy, Inc	1,354,028
73,627		MDU Resources Group, Inc	1,929,763
4,039		NRG Yield, Inc (Class A)	59,494
5,838		OGE Energy Corp	181,212
5,531		ONE Gas, Inc	338,940
7,236		Unitil Corp	293,565
19,400		Vanguard Small-Cap ETF	2,274,068
37,003		Vectren Corp	1,861,621
21,570		Westar Energy, Inc	1,236,392
		TOTAL UTILITIES	10,405,949

		TOTAL COMMON STOCKS	374,026,487
		(Cost $383,923,468)
64

TIAA-CREF FUNDS - Small/Mid-Cap Equity Fund

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE
SHORT-TERM INVESTMENTS - 0.3%
GOVERNMENT AGENCY DEBT - 0.3%
$1,000,000	Federal Home Loan Bank (FHLB)	0.150%	11/01/16	$1,000,000
	TOTAL GOVERNMENT AGENCY DEBT			1,000,000

	TOTAL SHORT-TERM INVESTMENTS			1,000,000
	(Cost $1,000,000)
	TOTAL INVESTMENTS - 100.1%			375,026,487
	(Cost $384,923,468)
	OTHER ASSETS & LIABILITIES, NET - (0.1)%			(413,108)
	NET ASSETS - 100.0%			$374,613,379

Abbreviation(s):
ETF Exchange Traded Fund
REIT Real Estate Investment Trust

*	Non-income producing
65

TIAA-CREF FUNDS - Social Choice Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.7%

AUTOMOBILES & COMPONENTS - 1.7%
24,903	*	Adient plc	$1,133,335
13,314		BorgWarner, Inc	477,174
16,566		Delphi Automotive plc	1,077,950
1,156,967		Ford Motor Co	13,582,793
66,583		Harley-Davidson, Inc	3,796,563
249,032		Johnson Controls International plc	10,040,970
22,556	*	Modine Manufacturing Co	246,988
36,703	*	Tesla Motors, Inc	7,257,284
		TOTAL AUTOMOBILES & COMPONENTS	37,613,057

BANKS - 4.7%
1,736		1st Source Corp	59,996
22,700		Ameris Bancorp	824,010
2,719		Arrow Financial Corp	85,920
20,257		Associated Banc-Corp	411,217
4,424		Astoria Financial Corp	64,723
15,244		Bank Mutual Corp	118,903
6,214		Bank of Hawaii Corp	466,982
15,284		Bank of the Ozarks, Inc	564,897
3,518		Banner Corp	158,803
377,616		BB&T Corp	14,802,547
12,593		Berkshire Hills Bancorp, Inc	372,123
14,376		Boston Private Financial Holdings, Inc	189,044
20,496		Brookline Bancorp, Inc	262,349
8,111		Bryn Mawr Bank Corp	254,685
3,985		Camden National Corp	131,585
16,555		Capital Bank Financial Corp	542,176
1,470		Capitol Federal Financial	21,565
17,066		Cardinal Financial Corp	448,494
690		Cathay General Bancorp	20,665
39,308		Centerstate Banks of Florida, Inc	734,273
46,146		CIT Group, Inc	1,676,484
39,007		Citizens Financial Group, Inc	1,027,444
3,672		City Holding Co	191,935
11,338		CoBiz, Inc	144,219
440		Columbia Banking System, Inc	14,529
65,875		Comerica, Inc	3,431,429
279		Commerce Bancshares, Inc	13,900
797		Community Bank System, Inc	37,547
1,572		Community Trust Bancorp, Inc	57,457
3,270		Cullen/Frost Bankers, Inc	248,487
32,274	*	Customers Bancorp, Inc	873,657
3,717		East West Bancorp, Inc	146,859
20,125	*	FCB Financial Holdings, Inc	750,662
66

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

18,820		Federal Agricultural Mortgage Corp (Class C)	$768,421
5,157		First Bancorp (NC)	101,954
16,895		First Commonwealth Financial Corp	171,653
6,744		First Community Bancshares, Inc	152,752
2,352		First Financial Corp	94,315
11,312		First Interstate Bancsystem, Inc	360,853
16,967		First Merchants Corp	477,621
6,216		Flushing Financial Corp	133,147
1,130		FNB Corp	14,769
540		Glacier Bancorp, Inc	15,260
6,474		Great Southern Bancorp, Inc	267,700
1,279		Hancock Holding Co	42,910
7,158		Hanmi Financial Corp	178,950
13,498		Heartland Financial USA, Inc	505,500
21,749		Heritage Financial Corp	400,182
9,186	*	HomeStreet, Inc	253,074
13,122	*	HomeTrust Bancshares, Inc	244,069
11,260		Hope Bancorp, Inc	181,736
2,618		IBERIABANK Corp	171,872
5,708		Investors Bancorp, Inc	69,980
654,066		Keycorp	9,235,412
14,401		Lakeland Bancorp, Inc	203,774
13,531		Lakeland Financial Corp	498,482
109,475		M&T Bank Corp	13,435,867
17,553	*	MGIC Investment Corp	143,232
6,254		National Bank Holdings Corp	152,222
310		NBT Bancorp, Inc	10,450
60,219		New York Community Bancorp, Inc	864,745
22,664		Northfield Bancorp, Inc	372,823
11,696		OFG Bancorp	124,562
7,838		Old National Bancorp	115,219
13,091		Opus Bank	262,475
8,836		PacWest Bancorp	383,394
4,761		Peoples Bancorp, Inc	117,930
982		People’s United Financial, Inc	15,948
7,580	*	PHH Corp	110,062
6,391		Pinnacle Financial Partners, Inc	329,776
171,262		PNC Financial Services Group, Inc	16,372,647
48,562		Popular, Inc	1,762,801
12,870		PrivateBancorp, Inc	582,239
21,071		Provident Financial Services, Inc	478,101
187,368		Radian Group, Inc	2,546,331
2,803		Republic Bancorp, Inc (Class A)	88,687
3,278		S&T Bancorp, Inc	102,896
4,235		Southside Bancshares, Inc	138,146
6,312		State Bank & Trust Co	139,180
12,826		Stock Yards Bancorp, Inc	437,367
11,029	*	SVB Financial Group	1,348,516
429		TCF Financial Corp	6,135
870	*	Texas Capital Bancshares, Inc	51,591
17,614	*	The Bancorp, Inc	109,735
8,474		TowneBank	210,155
4,025		Trico Bancshares	105,938
67

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

9,581	*	Tristate Capital Holdings, Inc	$169,105
350		Trustmark Corp	9,688
2,167		UMB Financial Corp	134,462
650		Umpqua Holdings Corp	9,932
6,031		Union Bankshares Corp	168,446
1,980		United Bankshares, Inc	74,646
11,606		United Financial Bancorp, Inc (New)	170,724
6,092		Univest Corp of Pennsylvania	144,685
427,449		US Bancorp	19,132,617
36,406	*	Walker & Dunlop, Inc	876,292
6,764	*,e	Walter Investment Management Corp	33,820
4,365		Washington Trust Bancorp, Inc	200,353
3,230		Webster Financial Corp	130,492
1,553		Westamerica Bancorporation	76,967
13,557	*	Western Alliance Bancorp	506,490
230		Wintrust Financial Corp	12,409
3,911		WSFS Financial Corp	137,081
14,360		Zions Bancorporation	462,536
		TOTAL BANKS	107,063,867

CAPITAL GOODS - 6.8%
125,320		3M Co	20,715,396
11,556		A.O. Smith Corp	521,985
954		Acuity Brands, Inc	213,286
8,341		Advanced Drainage Systems, Inc	159,313
180,779		Ametek, Inc	7,972,354
286		Applied Industrial Technologies, Inc	14,529
11,569		Argan, Inc	657,698
46,198		Barnes Group, Inc	1,840,528
419	*	Beacon Roofing Supply, Inc	17,615
9,760		Briggs & Stratton Corp	181,731
46,759	*	Builders FirstSource, Inc	452,160
121,895		Caterpillar, Inc	10,173,357
52,231		Cummins, Inc	6,676,166
202,777		Danaher Corp	15,928,133
106,594		Deere & Co	9,412,250
27,134		Dover Corp	1,814,993
137,592		Eaton Corp	8,774,242
1,365		EMCOR Group, Inc	82,528
36,138		Equifax, Inc	4,480,028
6,232	*	Esterline Technologies Corp	457,740
59,517		Fastenal Co	2,319,973
300	e	GATX Corp	13,131
7,479		Graco, Inc	560,177
245		Granite Construction, Inc	12,044
1,410		H&E Equipment Services, Inc	19,670
17,572		Hexcel Corp	799,350
103,060		Illinois Tool Works, Inc	11,704,524
53,624		Ingersoll-Rand plc	3,608,359
18,062	*,e	KEYW Holding Corp	189,470
7,720		Lincoln Electric Holdings, Inc	508,208
171,085		Masco Corp	5,283,105
447	*	Middleby Corp	50,113
68

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

2,279		MSC Industrial Direct Co (Class A)	$165,911
3,829	*	MYR Group, Inc	114,257
66,007		Owens Corning, Inc	3,219,821
84,023		Paccar, Inc	4,614,543
13,733		Parker Hannifin Corp	1,685,726
41,937		Pentair plc	2,311,987
95,785	*,e	Plug Power, Inc	146,551
44,063	*	Quanta Services, Inc	1,266,811
37,955		Rockwell Automation, Inc	4,543,973
27,985		Rockwell Collins, Inc	2,359,695
14,759		Roper Industries, Inc	2,557,882
2,611	*	Rush Enterprises, Inc (Class A)	68,539
1,401		Timken Co	46,303
3,116	*	Titan Machinery, Inc	28,948
44,961	*	TransDigm Group, Inc	12,250,074
2,702		Triton International Ltd	32,613
15,096	*	United Rentals, Inc	1,142,163
5,047	*	Veritiv Corp	272,286
1,480		W.W. Grainger, Inc	308,018
10,000	*	Wabash National Corp	112,500
40,482		Waste Management, Inc	2,658,048
1,355	*	WESCO International, Inc	73,441
6,028		Woodward Governor Co	355,531
		TOTAL CAPITAL GOODS	155,949,777

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
540		ABM Industries, Inc	21,103
178,012	*	ACCO Brands Corp	1,975,933
3,343		CEB, Inc	162,637
97,737	*	Copart, Inc	5,128,260
650		Covanta Holding Corp	9,750
11,242		Dun & Bradstreet Corp	1,403,564
290		Essendant, Inc	4,451
18,325		Exponent, Inc	1,049,106
4,282		Heidrick & Struggles International, Inc	79,217
6,346		Insperity, Inc	477,219
5,010		Interface, Inc	79,409
1,760		Kelly Services, Inc (Class A)	32,965
5,758		Kimball International, Inc (Class B)	71,975
590		Knoll, Inc	12,768
10,228		Manpower, Inc	785,510
3,562	*	Mistras Group, Inc	74,588
430		Mobile Mini, Inc	10,901
8,831	*	Navigant Consulting, Inc	206,645
970	*	On Assignment, Inc	33,378
6,963		Resources Connection, Inc	103,401
61,470		Robert Half International, Inc	2,300,207
4,160	*	RPX Corp	40,602
15,156		RR Donnelley & Sons Co	269,019
1,210		Steelcase, Inc (Class A)	16,154
5,080	*	Team, Inc	156,210
10,180		Tetra Tech, Inc	391,421
2,825	*	TriNet Group, Inc	53,025
69

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

11,278		Viad Corp	$468,037
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	15,417,455

CONSUMER DURABLES & APPAREL - 1.3%
5,202		CalAtlantic Group, Inc	168,129
13,930		Callaway Golf Co	142,225
396		Columbia Sportswear Co	22,429
1,530		CSS Industries, Inc	38,403
490		Ethan Allen Interiors, Inc	15,043
53,158		Hanesbrands, Inc	1,366,161
258		Hasbro, Inc	21,520
2,202	*	Helen of Troy Ltd	179,463
22,739	*	Kate Spade & Co	380,878
97,517		Mattel, Inc	3,074,711
7,028	*	Meritage Homes Corp	217,517
595	*	Michael Kors Holdings Ltd	30,214
3,220	*	Mohawk Industries, Inc	593,446
6,980		Movado Group, Inc	153,909
5,166		Newell Rubbermaid, Inc	248,071
344,482		Nike, Inc (Class B)	17,286,107
1,614		Phillips-Van Heusen Corp	172,666
397		Pool Corp	36,754
399	*	Tempur-Pedic International, Inc	21,574
42,583	*,e	Under Armour, Inc (Class A)	1,324,331
4,706	*	Unifi, Inc	135,298
54,516		VF Corp	2,955,312
587		Weyco Group, Inc	14,857
3,389		Whirlpool Corp	507,740
		TOTAL CONSUMER DURABLES & APPAREL	29,106,758

CONSUMER SERVICES - 2.5%
1,289		Bob Evans Farms, Inc	53,133
4,297	*	Bright Horizons Family Solutions	287,512
7,805		Brinker International, Inc	384,318
8,508		Carriage Services, Inc	201,129
30,118		Choice Hotels International, Inc	1,459,217
33,819	*	Darden Restaurants, Inc	2,191,133
320		DineEquity, Inc	25,312
1,850		Dunkin Brands Group, Inc	89,466
23,836		ILG, Inc	390,434
19,064	*	Intrawest Resorts Holdings Inc	312,840
359		Jack in the Box, Inc	33,649
124,286		Marriott International, Inc (Class A)	8,538,448
189,792		McDonald’s Corp	21,364,886
16,650	*	Popeyes Louisiana Kitchen, Inc	888,777
15,819		Royal Caribbean Cruises Ltd	1,216,007
38,369		Service Corp International	982,246
25,999	*	ServiceMaster Global Holdings, Inc	930,504
9,766		Sonic Corp	223,739
357,411		Starbucks Corp	18,967,802
190		Vail Resorts, Inc	30,294
		TOTAL CONSUMER SERVICES	58,570,846
70

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

DIVERSIFIED FINANCIALS - 5.9%
52,376		Ally Financial, Inc	$946,434
251,482		American Express Co	16,703,434
1,075		Ameriprise Financial, Inc	95,019
616,689		Annaly Capital Management, Inc	6,388,898
50,429		Apollo Commercial Real Estate Finance, Inc	853,259
366,901		Bank of New York Mellon Corp	15,875,806
26,990		BlackRock, Inc	9,210,068
430		CBOE Holdings, Inc	27,180
312,825		Charles Schwab Corp	9,916,552
124,077		CME Group, Inc	12,420,108
280		Cohen & Steers, Inc	10,410
5,881	*,e	Credit Acceptance Corp	1,082,692
182,870		Discover Financial Services	10,301,067
19,736		Dynex Capital, Inc	135,586
2,390		Factset Research Systems, Inc	369,781
77,683		Franklin Resources, Inc	2,614,810
9,333	*	Green Dot Corp	207,193
42,964		IntercontinentalExchange Group, Inc	11,617,036
203,789		Invesco Ltd	5,724,433
4,700		Invesco Mortgage Capital, Inc	70,171
19,343	*	iStar Financial, Inc	215,288
24,238		Legg Mason, Inc	696,115
29,667		NASDAQ OMX Group, Inc	1,897,798
12,294		Nelnet, Inc (Class A)	481,679
134,857		Northern Trust Corp	9,766,344
4,106	*	Pico Holdings, Inc	49,683
17,758		Resource Capital Corp	220,022
31,538		S&P Global, Inc	3,842,905
3,216	*	Safeguard Scientifics, Inc	37,949
123,600		State Street Corp	8,677,956
52,574		T Rowe Price Group, Inc	3,365,262
3,000		TD Ameritrade Holding Corp	102,630
25,591		Voya Financial, Inc	781,805
19,340	e	WisdomTree Investments, Inc	165,937
		TOTAL DIVERSIFIED FINANCIALS	134,871,310

ENERGY - 6.3%
57,423		Apache Corp	3,415,520
1,665	*	Archrock, Inc	19,314
21,951	e	Atwood Oceanics, Inc	167,486
89,631		Baker Hughes, Inc	4,965,557
2,638	e	CARBO Ceramics, Inc	16,092
78,257	*	Cheniere Energy, Inc	2,950,289
1,276		Cimarex Energy Co	164,770
97,571	*	Clean Energy Fuels Corp	401,017
10,655	*	Concho Resources, Inc	1,352,546
185,845		ConocoPhillips	8,074,965
49,772	*	Continental Resources, Inc	2,434,349
2,470		Delek US Holdings, Inc	41,743
142,795		Devon Energy Corp	5,410,503
1,150		Energen Corp	57,649
91,046		EOG Resources, Inc	8,232,379
71

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

35,229		EQT Corp	$2,325,114
16,785	*	Exterran Corp	265,371
3,777	*	FMC Technologies, Inc	121,884
6,722		Green Plains Renewable Energy, Inc	174,772
80,821		Hess Corp	3,876,983
300,398		Kinder Morgan, Inc	6,137,131
234,465		Marathon Oil Corp	3,090,249
116,181		Marathon Petroleum Corp	5,064,330
14,654	*	Matrix Service Co	259,376
184,819		National Oilwell Varco, Inc	5,932,690
10,506	*	Natural Gas Services Group, Inc	227,980
58,596	*	Newpark Resources, Inc	369,155
99,937		Noble Energy, Inc	3,444,828
3,520	*	Oasis Petroleum, Inc	36,925
177,330		Occidental Petroleum Corp	12,929,130
458		Oceaneering International, Inc	10,900
422	*	Oil States International, Inc	12,344
45,345		Oneok, Inc	2,196,058
54,820	*	Parker Drilling Co	109,640
8,658	*	PDC Energy, Inc	530,995
131,450		Phillips 66	10,667,168
24,848		Pioneer Natural Resources Co	4,448,289
1,928		Range Resources Corp	65,147
31,821	*	Renewable Energy Group, Inc	278,434
2,148	*	RigNet, Inc	32,220
92,093		Rowan Cos plc	1,222,074
176,470		Schlumberger Ltd	13,805,248
79	*	SEACOR Holdings, Inc	3,895
26,088		SM Energy Co	877,339
15,048	*	Southwestern Energy Co	156,349
222,668		Spectra Energy Corp	9,309,749
31,883		Superior Energy Services	451,463
6,235		Tesco Corp	42,710
16,701		Tesoro Corp	1,419,084
14,184	*	Tetra Technologies, Inc	77,303
13,893	*	Unit Corp	237,987
2,713		US Silica Holdings Inc	125,313
90,816		Valero Energy Corp	5,379,940
394,624	*	Weatherford International Ltd	1,902,088
66,832		Western Refining, Inc	1,928,103
183,839		Williams Cos, Inc	5,368,099
		TOTAL ENERGY	142,618,036

FOOD & STAPLES RETAILING - 0.5%
34,059		Casey’s General Stores, Inc	3,848,327
44,573	*	Natural Grocers by Vitamin C	529,527
8,377		Pricesmart, Inc	761,888
4,686		Spartan Stores, Inc	131,208
51,770	*	Sprouts Farmers Market, Inc	1,146,706
14,105	*	United Natural Foods, Inc	588,743
580		Weis Markets, Inc	32,265
117,294		Whole Foods Market, Inc	3,318,247
		TOTAL FOOD & STAPLES RETAILING	10,356,911
72

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

FOOD, BEVERAGE & TOBACCO - 5.3%
8,587		Bunge Ltd	$532,480
95,721		Campbell Soup Co	5,201,479
578,183		Coca-Cola Co	24,514,959
5,840	*	Darling International, Inc	79,424
78,897		Dr Pepper Snapple Group, Inc	6,926,368
4,635	e	Flowers Foods, Inc	71,935
229,108		General Mills, Inc	14,200,114
3,800	*	Hain Celestial Group, Inc	138,206
70,402	*	Hormel Foods Corp	2,710,477
130,180		Kellogg Co	9,780,423
179,724		Kraft Heinz Co	15,986,450
4,569	*	Landec Corp	60,539
6,572		McCormick & Co, Inc	630,058
27,407		Mead Johnson Nutrition Co	2,049,221
273,023		Mondelez International, Inc	12,269,654
35,331	*	Omega Protein Corp	787,881
255,618		PepsiCo, Inc	27,402,250
3,091	*	Seneca Foods Corp	90,875
674	*	TreeHouse Foods, Inc	58,962
		TOTAL FOOD, BEVERAGE & TOBACCO	123,491,755

HEALTH CARE EQUIPMENT & SERVICES - 4.2%
4,035		Abaxis, Inc	192,631
4,025	*	Abiomed, Inc	422,585
14,457	*	Acadia Healthcare Co, Inc	519,874
589		Aceto Corp	10,796
7,035	*	Air Methods Corp	186,076
22,387	*	Alere, Inc	1,000,251
8,979	*	Align Technology, Inc	771,476
35,952	*	Amedisys, Inc	1,555,284
87,979		AmerisourceBergen Corp	6,186,683
21,087	*	AMN Healthcare Services, Inc	691,654
9,057	*	Amsurg Corp	541,156
5,424		Analogic Corp	443,954
4,439	*	Angiodynamics, Inc	70,758
82,164		Anthem, Inc	10,012,505
37,219	*	athenahealth, Inc	3,845,467
18,911	*	AtriCure, Inc	344,937
86,580		Becton Dickinson & Co	14,537,648
30,852	*	Brookdale Senior Living, Inc	445,194
20,471	*	Capital Senior Living Corp	326,922
142,328		Cardinal Health, Inc	9,776,510
34,993	*	Centene Corp	2,186,363
54,341	*,e	Cerus Corp	261,924
3,151		Chemed Corp	445,614
84,370		Cigna Corp	10,025,687
8,003	e	Computer Programs & Systems, Inc	208,878
4,329	*	Corvel Corp	149,567
1,063		DENTSPLY SIRONA, Inc	61,197
1,590	*,e	Diplomat Pharmacy, Inc	36,840
67,794	*	Edwards Lifesciences Corp	6,455,345
73

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

14,577	*	Envision Healthcare Holdings, Inc	$288,333
26,220	*	GenMark Diagnostics, Inc	279,767
300	*	Haemonetics Corp	10,023
3,802	*	HealthStream, Inc	102,540
20,417	*	Healthways, Inc	506,342
3,584	*	Henry Schein, Inc	534,733
2,640	*	HMS Holdings Corp	55,625
43,174	*	Hologic, Inc	1,554,696
38,428		Humana, Inc	6,591,555
1,539	*	Integer Holding Corp	33,935
18,008	*	Laboratory Corp of America Holdings	2,257,123
5,385		Landauer, Inc	234,247
15,190	*	LHC Group, Inc	520,561
21,680	*	LifePoint Hospitals, Inc	1,297,548
4,952	*	Magellan Health Services, Inc	254,780
9,720	*	Medidata Solutions, Inc	466,463
26,417	*	Merit Medical Systems, Inc	579,853
18,591	*	Molina Healthcare, Inc	1,011,536
11,035	*	NxStage Medical, Inc	250,936
25,565	*	Omnicell, Inc	834,058
37,310	*	OraSure Technologies, Inc	280,198
10,906		Patterson Cos, Inc	465,795
21,433	*	PharMerica Corp	510,105
1,887	*	Premier, Inc	60,082
14,487	*	Providence Service Corp	586,216
1,816		Quality Systems, Inc	23,408
5,122	*	Quidel Corp	98,855
25,215		Resmed, Inc	1,507,101
14,148	*	Select Medical Holdings Corp	183,924
7,472	*	Spectranetics Corp	162,142
9,466	*	Staar Surgical Co	79,988
8,077	*	Surgical Care Affiliates, Inc	345,615
29,905	*	Triple-S Management Corp (Class B)	618,435
17,940	*	Universal American Corp	134,729
8,920		US Physical Therapy, Inc	507,548
500	*	Varian Medical Systems, Inc	45,365
12,420	*	Vascular Solutions, Inc	566,352
14,899	*	VCA Antech, Inc	915,693
18,508	*	Vocera Communications, Inc	340,547
6,388	*	Wright Medical Group NV	139,961
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	96,950,489

HOUSEHOLD & PERSONAL PRODUCTS - 2.6%
2,378		Clorox Co	285,407
199,846		Colgate-Palmolive Co	14,261,011
51,678		Estee Lauder Cos (Class A)	4,502,704
40,204		Kimberly-Clark Corp	4,599,740
7,906		Medifast, Inc	324,620
14,945	e	Natural Health Trends Corp	348,667
391,531		Procter & Gamble Co	33,984,891
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	58,307,040
74

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

INSURANCE - 3.7%
150,329		Aflac, Inc	$10,353,158
14,236		American International Group, Inc	878,361
5,145		Arthur J. Gallagher & Co	248,143
32,636		Aspen Insurance Holdings Ltd	1,574,687
8,868		Axis Capital Holdings Ltd	505,210
136,533		Chubb Ltd	17,339,691
476		Employers Holdings, Inc	14,923
290	*	Enstar Group Ltd	48,894
3,280		First American Financial Corp	128,117
111,278		Hartford Financial Services Group, Inc	4,908,473
400		Kemper Corp	15,020
26,627		Loews Corp	1,145,760
98,755		Marsh & McLennan Cos, Inc	6,260,079
46,413		Principal Financial Group	2,534,150
243,434		Progressive Corp	7,670,605
180,890		Prudential Financial, Inc	15,337,663
200		Reinsurance Group of America, Inc (Class A)	21,572
10,711		RenaissanceRe Holdings Ltd	1,331,270
13,769		Stewart Information Services Corp	618,917
129,330		Travelers Cos, Inc	13,990,919
		TOTAL INSURANCE	84,925,612

MATERIALS - 3.7%
64,300		Air Products & Chemicals, Inc	8,578,906
3,402		Albemarle Corp	284,237
7,701		Aptargroup, Inc	550,159
11,035		Avery Dennison Corp	770,133
23,667		Ball Corp	1,824,016
791		Bemis Co, Inc	38,537
2,310		Carpenter Technology Corp	73,019
17,130		Celanese Corp (Series A)	1,249,120
31,721	*	Century Aluminum Co	231,880
1,826	*	Clearwater Paper Corp	96,961
46,693		Commercial Metals Co	733,547
4,705		Compass Minerals International, Inc	338,054
14,217		Eastman Chemical Co	1,022,344
122,126		Ecolab, Inc	13,943,125
2,950	*	Ferro Corp	38,232
12,034	*,e	Flotek Industries, Inc	141,761
17,798		H.B. Fuller Co	748,762
1,039		Hawkins, Inc	41,924
7,648		Innophos Holdings, Inc	350,584
3,111		International Flavors & Fragrances, Inc	406,857
99,782		International Paper Co	4,493,183
510	*	Kraton Polymers LLC	13,071
22,260	*	Louisiana-Pacific Corp	408,471
81,709		LyondellBasell Industries AF S.C.A	6,499,951
14,012		Minerals Technologies, Inc	941,606
45,313		Mosaic Co	1,066,215
420		Neenah Paper, Inc	33,558
214,304		Nucor Corp	10,468,750
3,500		PolyOne Corp	102,305
7,823		PPG Industries, Inc	728,556
75

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

122,276		Praxair, Inc	$14,313,629
274		Quaker Chemical Corp	29,455
2,337		Reliance Steel & Aluminum Co	160,739
55,648		Royal Gold, Inc	3,829,695
4,126		Schnitzer Steel Industries, Inc (Class A)	99,643
6,530		Sealed Air Corp	297,964
15,560		Sherwin-Williams Co	3,810,022
28,446	*	Stillwater Mining Co	378,901
16,409		Trinseo S.A.	860,652
17,594	*	US Concrete, Inc	877,941
67,182		WestRock Co	3,103,137
16,207		Worthington Industries, Inc	761,729
		TOTAL MATERIALS	84,741,331

MEDIA - 3.2%
59,304	*	Charter Communications, Inc	14,819,476
8,053		Cinemark Holdings, Inc	320,509
54,300		Clear Channel Outdoor Holdings, Inc (Class A)	312,225
146,657	*	Discovery Communications, Inc (Class A)	3,829,214
197,556	*	Discovery Communications, Inc (Class C)	4,960,631
17,913		Entercom Communications Corp (Class A)	236,452
77,937		Entravision Communications Corp (Class A)	522,178
3,930	*	Gray Television, Inc	34,977
2,205		John Wiley & Sons, Inc (Class A)	113,778
21,053	*	Media General, Inc	354,743
58,591		New York Times Co (Class A)	638,642
320		Scholastic Corp	12,240
5,846		Scripps Networks Interactive (Class A)	376,248
23,476		Sinclair Broadcast Group, Inc (Class A)	589,248
208,829		Time Warner, Inc	18,583,693
287,601		Walt Disney Co	26,657,737
		TOTAL MEDIA	72,361,991

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.9%
24,718	*,e	Acadia Pharmaceuticals, Inc	576,177
150,551		Agilent Technologies, Inc	6,559,507
56,815	*	Akorn, Inc	1,360,719
55,485	*	Alexion Pharmaceuticals, Inc	7,240,792
106,134		Amgen, Inc	14,981,876
52,762	*	Ariad Pharmaceuticals, Inc	460,085
31,596	*	Biogen Idec, Inc	8,852,567
38,322	*	BioMarin Pharmaceutical, Inc	3,085,687
11,927	*	Bluebird Bio, Inc	569,514
359,009		Bristol-Myers Squibb Co	18,277,148
24,922	*	Cambrex Corp	1,004,357
137,580	*	Celgene Corp	14,057,924
22,795	*,e	Cempra, Inc	413,159
16,826	*	Cepheid, Inc	890,095
69,018	*,e	Depomed, Inc	1,543,242
5,043	*	Fluidigm Corp	23,349
203,011		Gilead Sciences, Inc	14,947,700
17,165	*,e	Immunomedics, Inc	39,480
42,863	*,e	Inovio Pharmaceuticals, Inc	277,324
76

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

18,561	*	Intersect ENT, Inc	$270,991
14,045	*	Intra-Cellular Therapies, Inc	174,158
13,244	*	Ironwood Pharmaceuticals, Inc	169,126
380,543		Johnson & Johnson	44,139,183
4,223	*,e	Kite Pharma, Inc	187,037
472,038		Merck & Co, Inc	27,718,071
870	*	Mettler-Toledo International, Inc	351,550
42,183	*,e	MiMedx Group, Inc	375,851
65,348	*	Nektar Therapeutics	810,315
89,462	*,e	Opko Health, Inc	842,732
57,915	*	Prestige Brands Holdings, Inc	2,622,391
12,443	*,e	Prothena Corp plc	595,024
9,644	*	Quintiles Transnational Holdings, Inc	691,861
47,907	*	Sangamo Biosciences, Inc	170,070
6,729	*,e	Sarepta Therapeutics, Inc	264,046
43,938	*	Sucampo Pharmaceuticals, Inc (Class A)	500,893
3,836	*	TESARO, Inc	463,696
99,270		Thermo Electron Corp	14,595,668
54,789	*	Vertex Pharmaceuticals, Inc	4,156,294
4,374	*	Waters Corp	608,598
167,218		Zoetis Inc	7,993,020
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	202,861,277

REAL ESTATE - 4.8%
11,117	*	Altisource Portfolio Solutions S.A.	286,263
16,557		American Campus Communities, Inc	862,785
143,057		American Tower Corp	16,764,850
1,000		AvalonBay Communities, Inc	171,180
48,024		Boston Properties, Inc	5,785,931
9,688		Brixmor Property Group, Inc	246,269
78,489	*	CBRE Group, Inc	2,021,877
17,160		Coresite Realty	1,265,378
138,457		Crown Castle International Corp	12,598,202
2,518		Digital Realty Trust, Inc	235,257
8,358		Douglas Emmett, Inc	305,067
58,576		Duke Realty Corp	1,531,762
19,598		Easterly Government Properties, Inc	371,774
20,981		Equinix, Inc	7,496,092
515		Equity One, Inc	14,677
73,501		Equity Residential	4,538,687
3,961		Federal Realty Investment Trust	575,256
33,420		First Industrial Realty Trust, Inc	882,622
1,693		Forest City Realty Trust, Inc	36,552
540		Franklin Street Properties Corp	6,248
204,267		HCP, Inc	6,996,145
74,061		Healthcare Realty Trust, Inc	2,361,805
108,968		Host Marriott Corp	1,686,825
50,982		Iron Mountain, Inc	1,719,623
8		Jones Lang LaSalle, Inc	775
266		Kilroy Realty Corp	19,107
15,135		Liberty Property Trust	611,908
20,078		Macerich Co	1,421,121
17,343		NorthStar Realty Europe Corp	171,522
77

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

540		Piedmont Office Realty Trust, Inc	$11,059
3,580		Post Properties, Inc	235,528
129,304		Prologis, Inc	6,744,497
140		PS Business Parks, Inc	15,370
2,009		RMR Group, Inc	69,009
12,095		Ryman Hospitality Properties	609,830
86,232		Simon Property Group, Inc	16,035,703
10,081		Tier REIT, Inc	148,695
3,732		UDR, Inc	130,508
39,642		Ventas, Inc	2,685,745
55,605		Vornado Realty Trust	5,159,032
297		Washington REIT	8,738
75,037		Welltower, Inc	5,142,286
14,848		Weyerhaeuser Co	444,401
		TOTAL REAL ESTATE	108,425,961

RETAILING - 4.5%
79,520	*	1-800-FLOWERS.COM, Inc (Class A)	759,416
2,432		Aaron’s, Inc	60,095
50,729		American Eagle Outfitters, Inc	864,422
15,901	*	AutoZone, Inc	11,801,086
79,998		Bed Bath & Beyond, Inc	3,233,519
53,182		Best Buy Co, Inc	2,069,312
28,751		Big 5 Sporting Goods Corp	445,640
33,280		Blue Nile, Inc	1,162,470
250	e	Buckle, Inc	5,213
2,688	*	Cabela’s, Inc	165,608
37,531	*	Carmax, Inc	1,874,298
9		Chico’s FAS, Inc	105
109,981		Dollar General Corp	7,598,587
13,497		DSW, Inc (Class A)	280,333
26,343	*	Etsy, Inc	341,932
1,820		Finish Line, Inc (Class A)	35,836
7,586	*	Francesca’s Holdings Corp	121,907
53,030	*	FTD Cos, Inc	1,066,964
156,569		Gap, Inc	4,319,739
8,830		GNC Holdings, Inc	118,587
306,034	*	Groupon, Inc	1,221,076
18,815		Haverty Furniture Cos, Inc	333,966
11,044		HSN, Inc	416,359
15,620	*	Kirkland’s, Inc	190,720
93,965		Kohl’s Corp	4,110,969
51,173	*,e	Lands’ End, Inc	798,299
7,610	*	LKQ Corp	245,651
252,402		Lowe’s Companies, Inc	16,822,593
4,455	*	MarineMax, Inc	88,877
122,422	*	NetFlix, Inc	15,286,835
26,766	e	Nordstrom, Inc	1,391,832
26,034		Nutri/System, Inc	825,278
96,086		Office Depot, Inc	302,671
11,877	*	Overstock.com, Inc	173,998
96,235		PetMed Express, Inc	1,912,189
12,005		Pier 1 Imports, Inc	51,742
78

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

141,284		Ross Stores, Inc	$8,835,901
5,448	*	Sally Beauty Holdings, Inc	141,321
12,547		Shoe Carnival, Inc	318,317
53,286	*	Shutterfly, Inc	2,611,014
51,473	e	Stage Stores, Inc	261,998
226,633		Staples, Inc	1,677,084
23,591		Stein Mart, Inc	142,018
6,435		Tiffany & Co	472,458
15,754		Tractor Supply Co	986,673
17,401	*	Ulta Salon Cosmetics & Fragrance, Inc	4,234,359
17,585	*	Vitamin Shoppe, Inc	440,504
61,725	*,e	Wayfair, Inc	2,057,294
5		Williams-Sonoma, Inc	231
860		Winmark Corp	91,977
		TOTAL RETAILING	102,769,273

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
25,961	*	Advanced Micro Devices, Inc	187,698
43,692		Analog Devices, Inc	2,800,657
358,811		Applied Materials, Inc	10,434,224
11,151	*	Cirrus Logic, Inc	601,931
24,001	*	Integrated Device Technology, Inc	497,061
794,923		Intel Corp	27,718,965
8,578		Lam Research Corp	830,865
109,220		Nvidia Corp	7,772,095
217,373	*	ON Semiconductor Corp	2,536,743
43,222		Skyworks Solutions, Inc	3,325,500
35,399	*,e	SunPower Corp	256,289
260,928		Texas Instruments, Inc	18,486,749
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	75,448,777

SOFTWARE & SERVICES - 13.6%
159,690		Accenture plc	18,562,365
25,826	*	Actua Corp	300,873
37,180	*	Alphabet, Inc (Class A)	30,112,082
37,733	*	Alphabet, Inc (Class C)	29,603,048
53,423	*,e	Angie’s List, Inc	411,357
687	*	Aspen Technology, Inc	33,828
35,232	*	Autodesk, Inc	2,546,569
114,577		Automatic Data Processing, Inc	9,975,074
29,767		Blackbaud, Inc	1,827,694
92,122		CA, Inc	2,831,830
2,010	*	Cimpress NV	167,332
16,964	*	Citrix Systems, Inc	1,438,547
229,143	*	Cognizant Technology Solutions Corp (Class A)	11,766,493
34,741	*	comScore, Inc	1,000,193
5,337		Convergys Corp	155,840
18,210		CSG Systems International, Inc	692,526
6,960	*	DHI Group, Inc	39,672
17,864	*	Ellie Mae, Inc	1,891,619
6,786	*	ExlService Holdings, Inc	298,788
1,062		Fair Isaac Corp	128,162
128,323	*,e	Glu Mobile, Inc	254,080
79

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

10,911	*	inContact, Inc	$151,772
10,181	*	Infoblox, Inc	269,796
164,449		International Business Machines Corp	25,274,167
78,005		Intuit, Inc	8,482,264
56,238		j2 Global, Inc	4,001,334
14,246		Jack Henry & Associates, Inc	1,154,211
23,371	e	LogMeIn, Inc	2,220,245
15,422	*	Manhattan Associates, Inc	780,970
208,546		MasterCard, Inc (Class A)	22,318,593
891,461		Microsoft Corp	53,416,343
10,078	*,e	NeuStar, Inc (Class A)	226,251
20,573	*,e	New Relic, Inc	749,886
578,386		Oracle Corp	22,221,590
29,033	*	Perficient, Inc	540,304
27,258	*	Qualys, Inc	1,015,360
80,699	*	Quotient Technology, Inc	855,409
5,925	*	Rackspace Hosting, Inc	189,244
44,082	*	RetailMeNot, Inc	398,942
24,564	*	RingCentral, Inc	508,475
207,668	*	Salesforce.com, Inc	15,608,327
96,222	*	ServiceSource International LLC	457,055
19,678	*	SPS Commerce, Inc	1,227,514
24,141	*	Sykes Enterprises, Inc	645,530
167,300		Symantec Corp	4,187,519
3,876		Syntel, Inc	77,908
6,951	*	Tangoe, Inc	59,640
8,168	*	Teradata Corp	220,209
2,916	*	TiVo Corp	57,883
16,783	*	Tyler Technologies, Inc	2,691,993
9,913	*	Ultimate Software Group, Inc	2,091,544
4,890	*,e	Unisys Corp	51,101
5,290	*	Vasco Data Security International	72,738
51,056	*	Website Pros, Inc	822,002
55,836	*	Workday, Inc	4,839,864
800,820		Xerox Corp	7,824,011
299,285	*	Yahoo!, Inc	12,435,292
		TOTAL SOFTWARE & SERVICES	312,183,258

TECHNOLOGY HARDWARE & EQUIPMENT - 3.1%
1,610		Adtran, Inc	29,221
11,247	*	Arista Networks, Inc	953,183
1,070		Belden CDT, Inc	69,347
34,101	*	Benchmark Electronics, Inc	857,640
7,451	*	Calix, Inc	46,569
887,467		Cisco Systems, Inc	27,227,488
3,629		Cognex Corp	187,256
180	*	Coherent, Inc	18,742
165,265		Corning, Inc	3,753,168
49,456	*	Cray, Inc	1,028,685
6,785		Daktronics, Inc	56,655
19,762		Dolby Laboratories, Inc (Class A)	940,474
5,414	*	Fabrinet	205,515
3,097	*	FARO Technologies, Inc	103,904
80

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

40,091	*	Finisar Corp	$1,097,692
335,493		Hewlett Packard Enterprise Co	7,538,528
537,408		HP, Inc	7,787,042
160,036		Ingram Micro, Inc (Class A)	5,953,339
2,970	*	Insight Enterprises, Inc	85,506
182		InterDigital, Inc	12,858
11,694	*	IPG Photonics Corp	1,134,435
350	*	Itron, Inc	18,865
16,051		Jabil Circuit, Inc	342,528
20,384		Lexmark International, Inc (Class A)	809,041
212		Littelfuse, Inc	29,574
6,814		Methode Electronics, Inc	212,597
78,575		Motorola, Inc	5,702,973
417		National Instruments Corp	11,714
12,061	*	Netgear, Inc	609,080
3,309	*	Novanta, Inc	57,742
500	*	OSI Systems, Inc	35,065
281	*	Plexus Corp	12,873
610	*	Rofin-Sinar Technologies, Inc	19,855
12,991	*	Scansource, Inc	454,685
27,291	*	Sonus Networks, Inc	158,015
22,364	*	Super Micro Computer, Inc	530,027
4,482		SYNNEX Corp	459,584
11,298	*	Tech Data Corp	870,172
3,218	*	TTM Technologies, Inc	42,317
12,928	*	Universal Display Corp	668,378
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	70,132,332

TELECOMMUNICATION SERVICES - 2.2%
35,353	*	Boingo Wireless, Inc	343,631
366,756		CenturyTel, Inc	9,748,374
2,650		Consolidated Communications Holdings, Inc	63,415
3,579	*	Fairpoint Communications, Inc	55,832
16,965	*	General Communication, Inc (Class A)	268,726
3,026		IDT Corp (Class B)	54,135
67,259	*,e	Iridium Communications, Inc	548,161
34,387	*	Level 3 Communications, Inc	1,930,830
3,379	*	Lumos Networks Corp	48,016
716,789	*	Sprint Corp	4,415,420
644,060		Verizon Communications, Inc	30,979,286
100,781	*	Vonage Holdings Corp	691,358
		TOTAL TELECOMMUNICATION SERVICES	49,147,184

TRANSPORTATION - 2.6%
158		Allegiant Travel Co	21,788
310		Arkansas Best Corp	6,169
30,615	*	Avis Budget Group, Inc	990,701
490		CH Robinson Worldwide, Inc	33,379
197,780		CSX Corp	6,034,268
152,360		Delta Air Lines, Inc	6,364,077
4,220	*	Echo Global Logistics, Inc	89,464
8		Expeditors International of Washington, Inc	412
200	*	Hertz Global Holdings, Inc	6,630
81

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES	COMPANY	VALUE

180	Landstar System, Inc	$12,807
61,462	Norfolk Southern Corp	5,715,966
9	Ryder System, Inc	625
196,168	Southwest Airlines Co	7,856,528
151,075	Union Pacific Corp	13,321,793
175,160	United Parcel Service, Inc (Class B)	18,875,242
	TOTAL TRANSPORTATION	59,329,849

UTILITIES - 3.6%
12,632	American Water Works Co, Inc	935,273
91,114	Centerpoint Energy, Inc	2,077,399
180,018	Consolidated Edison, Inc	13,600,360
134,463	Dominion Resources, Inc	10,111,618
25,001	Edison International	1,837,074
147,546	Eversource Energy	8,123,883
13,718	New Jersey Resources Corp	465,726
820	Northwest Natural Gas Co	48,216
290	Ormat Technologies, Inc	13,987
8,480	Pinnacle West Capital Corp	645,583
43,640	Public Service Enterprise Group, Inc	1,836,371
97,254	Sempra Energy	10,415,903
37,448	South Jersey Industries, Inc	1,110,333
275,957	Southern Co	14,231,102
143,732	WEC Energy Group, Inc	8,583,675
14,518	WGL Holdings, Inc	915,650
161,548	Xcel Energy, Inc	6,712,319
	TOTAL UTILITIES	81,664,472

	TOTAL COMMON STOCKS	2,274,308,618
	(Cost $1,717,445,931)

PRINCIPAL		ISSUER	RATE	MATURITY DATE
SHORT-TERM INVESTMENTS - 0.6%
GOVERNMENT AGENCY DEBT - 0.1%
$2,200,000		Federal Home Loan Bank (FHLB)	0.200%	11/02/16	2,199,985
		TOTAL GOVERNMENT AGENCY DEBT			2,199,985

TREASURY DEBT - 0.1%
3,200,000		United States Treasury Bill	0.300	12/01/16	3,199,549
		TOTAL TREASURY DEBT			3,199,549

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.4%

TREASURY DEBT - 0.4%
9,000,000	c	United States Treasury Bill	0.245-0.255	11/03/16	8,999,956
		TOTAL TREASURY DEBT			8,999,956

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED			8,999,956
		TOTAL SHORT-TERM INVESTMENTS			14,399,490
		(Cost $14,399,064)
		TOTAL INVESTMENTS - 100.3%			2,288,708,108
		(Cost $1,731,844,995)
		OTHER ASSETS & LIABILITIES, NET - (0.3)%			(6,947,356)
		NET ASSETS - 100.0%			$2,281,760,752
82

TIAA-CREF FUNDS - Social Choice Equity Fund

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $15,095,496.
83

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

TIAA-CREF FUNDS
SOCIAL CHOICE LOW CARBON EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.5%

AUTOMOBILES & COMPONENTS - 1.6%
539	*	Adient plc	$24,530
26,185		Ford Motor Co	307,412
5,390		Johnson Controls International plc	217,325
899	*	Tesla Motors, Inc	177,759
		TOTAL AUTOMOBILES & COMPONENTS	727,026

BANKS - 5.1%
148		Arrow Financial Corp	4,677
858		Astoria Financial Corp	12,553
572		Bank Mutual Corp	4,462
189		Banner Corp	8,531
7,570		BB&T Corp	296,744
374		Berkshire Hills Bancorp, Inc	11,052
756		Boston Private Financial Holdings, Inc	9,941
233		Bryn Mawr Bank Corp	7,316
183		Camden National Corp	6,043
550		Centerstate Banks of Florida, Inc	10,274
7,703		Citizens Financial Group, Inc	202,897
470		CoBiz, Inc	5,978
1,887		Comerica, Inc	98,294
296	*	Customers Bancorp, Inc	8,013
129		Federal Agricultural Mortgage Corp (Class C)	5,267
227		First Bancorp (NC)	4,488
379		First Commonwealth Financial Corp	3,851
122		First Financial Corp	4,892
420		Hanmi Financial Corp	10,500
236	*	HomeTrust Bancshares, Inc	4,390
677		Hope Bancorp, Inc	10,927
7,910		Keycorp	111,689
611		LegacyTexas Financial Group, Inc	20,902
262		Live Oak Bancshares, Inc	4,179
2,047		M&T Bank Corp	251,228
940	*	MGIC Investment Corp	7,670
367		National Bank Holdings Corp	8,933
7,146		New York Community Bancorp, Inc	102,617
511		Northfield Bancorp, Inc	8,406
596		OFG Bancorp	6,347
230		Opus Bank	4,611
1,724		PacWest Bancorp	74,804
215		Peoples Bancorp, Inc	5,326
742	*	PHH Corp	10,774
3,475		PNC Financial Services Group, Inc	332,210
1,386		Popular, Inc	50,312
288		Southside Bancshares, Inc	9,395
84

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

701	*	SVB Financial Group	$85,711
706		TFS Financial Corp	12,581
301	*	The Bancorp, Inc	1,875
283		Trico Bancshares	7,449
262	*	Tristate Capital Holdings, Inc	4,624
344		Union Bankshares Corp	9,608
609		United Financial Bancorp, Inc (New)	8,958
8,565		US Bancorp	383,369
337	*	Walter Investment Management Corp	1,685
2,925		Zions Bancorporation	94,214
		TOTAL BANKS	2,350,567

CAPITAL GOODS - 8.1%
2,600		3M Co	429,780
490		Acuity Brands, Inc	109,549
1,042		Air Lease Corp	31,531
185		Argan, Inc	10,517
1,484		BE Aerospace, Inc	88,328
1,123	*	Builders FirstSource, Inc	10,859
581		Carlisle Cos, Inc	60,918
3,701		Caterpillar, Inc	308,885
402	*	Chart Industries, Inc	11,151
1,566		Chicago Bridge & Iron Co NV	50,143
1,022		Cummins, Inc	130,632
4,214		Danaher Corp	331,010
2,066		Deere & Co	182,428
846	*	DigitalGlobe, Inc	21,235
93		Dover Corp	6,221
179	*	DXP Enterprises, Inc	3,900
4,478		Eaton Corp	285,562
409	*	Esterline Technologies Corp	30,041
517		Granite Construction, Inc	25,416
407		H&E Equipment Services, Inc	5,678
747		Hexcel Corp	33,981
2,546		Illinois Tool Works, Inc	289,149
1,078		Ingersoll-Rand plc	72,539
406	*	KEYW Holding Corp	4,259
4,397		Masco Corp	135,779
227	*	MYR Group, Inc	6,774
668	*	Navistar International Corp	14,896
1,533	*	NOW, Inc	33,051
1,726		Owens Corning, Inc	84,194
930		Parker Hannifin Corp	114,157
735		Pentair plc	40,521
2,566	*	Plug Power, Inc	3,926
2,189	*	Quanta Services, Inc	62,934
1,880		Rockwell Collins, Inc	158,522
1,063		Roper Industries, Inc	184,228
417		Snap-On, Inc	64,260
245	*	Titan Machinery, Inc	2,276
745	*	TransDigm Group, Inc	202,983
546		Triton International Ltd	6,590
1,283	*	United Rentals, Inc	97,072
85

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

107	*	Veritiv Corp	$5,773
375	*	Wabash National Corp	4,219
14		Woodward Governor Co	826
		TOTAL CAPITAL GOODS	3,756,693

COMMERCIAL & PROFESSIONAL SERVICES - 0.3%
1,566	*	Copart, Inc	82,168
260		Heidrick & Struggles International, Inc	4,810
7		Kforce, Inc	121
237	*	Mistras Group, Inc	4,963
711	*	RPX Corp	6,939
259	*	Team, Inc	7,964
367	*	TrueBlue, Inc	6,423
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	113,388

CONSUMER DURABLES & APPAREL - 0.9%
914		CalAtlantic Group, Inc	29,540
5		Hasbro, Inc	417
1,089	*	Kate Spade & Co	18,241
156		Movado Group, Inc	3,440
7,171		Nike, Inc (Class B)	359,841
36	*	Under Armour, Inc (Class A)	1,119
		TOTAL CONSUMER DURABLES & APPAREL	412,598

CONSUMER SERVICES - 2.2%
214	*	American Public Education, Inc	4,312
195		Carriage Services, Inc	4,610
7,618		Hilton Worldwide Holdings, Inc	172,167
203	*	Intrawest Resorts Holdings Inc	3,331
1,230	*	LifeLock, Inc	19,803
3,275		McDonald’s Corp	368,667
770		Royal Caribbean Cruises Ltd	59,190
26		Six Flags Entertainment Corp	1,447
7,147		Starbucks Corp	379,291
		TOTAL CONSUMER SERVICES	1,012,818

DIVERSIFIED FINANCIALS - 5.0%
5,069		American Express Co	336,683
10,129		Annaly Capital Management, Inc	104,936
7,446		Bank of New York Mellon Corp	322,188
653		BlackRock, Inc	222,830
9,325		Charles Schwab Corp	295,603
542		Chimera Investment Corp	8,493
2,840		CME Group, Inc	284,284
3,787		Discover Financial Services	213,322
237	*	Encore Capital Group, Inc	4,704
864		IntercontinentalExchange Group, Inc	233,617
33		Invesco Ltd	927
364	*	iStar Financial, Inc	4,051
339	*	NewStar Financial, Inc	3,298
643	*	On Deck Capital, Inc	3,144
278	*	Pico Holdings, Inc	3,364
386		Resource Capital Corp	4,783
86

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

575		S&P Global, Inc	$70,064
2,918		State Street Corp	204,873
1,629		WisdomTree Investments, Inc	13,977
		TOTAL DIVERSIFIED FINANCIALS	2,335,141

ENERGY - 4.2%
316		Alon USA Energy, Inc	2,547
989	*	Archrock, Inc	11,472
786		Atwood Oceanics, Inc	5,997
4,611		Baker Hughes, Inc	255,449
422		Bristow Group, Inc	4,224
238		CARBO Ceramics, Inc	1,452
3,032	*	Cheniere Energy, Inc	114,306
1,242	*	Clean Energy Fuels Corp	5,105
859		Delek US Holdings, Inc	14,517
541	*	Dril-Quip, Inc	25,698
421	*	Exterran Corp	6,656
1,129	*	Fairmount Santrol Holdings, Inc	9,698
3,388	*	FMC Technologies, Inc	109,331
848	*	Forum Energy Technologies, Inc	15,264
419		Frank’s International NV	4,714
540		Green Plains Renewable Energy, Inc	14,040
1,511	*	Helix Energy Solutions Group, Inc	13,176
368	*	Matrix Service Co	6,514
3,345	*	McDermott International, Inc	17,193
5,711		National Oilwell Varco, Inc	183,323
175	*	Natural Gas Services Group, Inc	3,798
1,020	*	Newpark Resources, Inc	6,426
1,445		Oceaneering International, Inc	34,391
721	*	Oil States International, Inc	21,089
3,161		Oneok, Inc	153,087
1,483	*	Parker Drilling Co	2,966
1,456		PBF Energy, Inc	31,741
148	*	PHI, Inc	2,306
615	*	Renewable Energy Group, Inc	5,381
108	*	RigNet, Inc	1,620
1,897		Rowan Cos plc	25,173
829	*	RPC, Inc	14,317
5,757		Schlumberger Ltd	450,370
226	*	SEACOR Holdings, Inc	11,144
653		Tesco Corp	4,473
1,794		Tesoro Corp	152,436
1,283	*	Tetra Technologies, Inc	6,992
935		US Silica Holdings Inc	43,188
13,502	*	Weatherford International Ltd	65,080
1,167		Western Refining, Inc	33,668
1,009		World Fuel Services Corp	40,612
		TOTAL ENERGY	1,930,934

FOOD & STAPLES RETAILING - 0.7%
584		Casey’s General Stores, Inc	65,986
280	*	Chefs’ Warehouse Holdings, Inc	3,192
281		Pricesmart, Inc	25,557
87

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

496		Spartan Stores, Inc	$13,888
2,034	*	Sprouts Farmers Market, Inc	45,053
723	*	United Natural Foods, Inc	30,178
129		Weis Markets, Inc	7,176
4,844		Whole Foods Market, Inc	137,037
		TOTAL FOOD & STAPLES RETAILING	328,067

FOOD, BEVERAGE & TOBACCO - 5.7%
1,669		Bunge Ltd	103,495
13,485		Coca-Cola Co	571,764
144	*	Darling International, Inc	1,958
2,818		Dr Pepper Snapple Group, Inc	247,392
309	*	Freshpet, Inc	2,627
4,828		General Mills, Inc	299,239
3,619	*	Hormel Foods Corp	139,332
401		Kellogg Co	30,127
3,848		Kraft Heinz Co	342,279
351	*	Landec Corp	4,651
7,802		Mondelez International, Inc	350,622
5,138		PepsiCo, Inc	550,794
81	*	Seneca Foods Corp	2,381
		TOTAL FOOD, BEVERAGE & TOBACCO	2,646,661

HEALTH CARE EQUIPMENT & SERVICES - 4.8%
1,028	*	Acadia Healthcare Co, Inc	36,967
407		Aceto Corp	7,460
1,307	*	Alere, Inc	58,397
374	*	Amedisys, Inc	16,179
1,927		AmerisourceBergen Corp	135,507
43	*	AMN Healthcare Services, Inc	1,410
332	*	Angiodynamics, Inc	5,292
1,178		Anthem, Inc	143,551
556	*	athenahealth, Inc	57,446
1,807		Becton Dickinson & Co	303,413
2,635	*	Brookdale Senior Living, Inc	38,023
3,658		Cardinal Health, Inc	251,268
441	*	Cardiovascular Systems, Inc	10,333
2,330		Cigna Corp	276,874
162		Computer Programs & Systems, Inc	4,228
423	*	Cross Country Healthcare, Inc	4,725
1,580		DENTSPLY SIRONA, Inc	90,961
641	*	Diplomat Pharmacy, Inc	14,852
2,326	*	Edwards Lifesciences Corp	221,482
2,827	*	Envision Healthcare Holdings, Inc	55,918
570	*	GenMark Diagnostics, Inc	6,082
295		Healthsouth Corp	11,844
420	*	Healthways, Inc	10,416
63	*	Henry Schein, Inc	9,400
3,700	*	Hologic, Inc	133,237
785		Humana, Inc	134,651
438	*	Integer Holding Corp	9,658
1,097		Kindred Healthcare, Inc	10,805
198	*	LHC Group, Inc	6,785
88

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

409	*	LifePoint Hospitals, Inc	$24,479
20	*	Merit Medical Systems, Inc	439
479	*	Omnicell, Inc	15,627
765	*	OraSure Technologies, Inc	5,745
373	*	PharMerica Corp	8,877
171	*	Providence Service Corp	6,920
267		Quality Systems, Inc	3,442
351	*	Quidel Corp	6,774
567	*	Staar Surgical Co	4,791
982	*	Team Health Holdings, Inc	42,079
111	*	Teladoc, Inc	1,804
222	*	Vascular Solutions, Inc	10,123
335	*	Vocera Communications, Inc	6,164
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	2,204,428

HOUSEHOLD & PERSONAL PRODUCTS - 2.4%
14		Clorox Co	1,680
3,477		Colgate-Palmolive Co	248,119
1,530		Kimberly-Clark Corp	175,047
96		Natural Health Trends Corp	2,240
7,946		Procter & Gamble Co	689,713
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	1,116,799

INSURANCE - 4.4%
1,192		Aflac, Inc	82,093
3,634		Allstate Corp	246,749
1,835		American International Group, Inc	113,219
2,725		Chubb Ltd	346,075
7,375	*	Genworth Financial, Inc (Class A)	30,533
1,597		Hartford Financial Services Group, Inc	70,444
4,073		Loews Corp	175,261
4,501		Marsh & McLennan Cos, Inc	285,318
2,863		Progressive Corp	90,213
3,554		Prudential Financial, Inc	301,344
2,539		Travelers Cos, Inc	274,669
		TOTAL INSURANCE	2,015,918

MATERIALS - 3.7%
1,603		Albemarle Corp	133,931
2,356	*	Axalta Coating Systems Ltd	59,183
1,313		Ball Corp	101,193
458	*	Boise Cascade Co	8,816
1,276		Celanese Corp (Series A)	93,046
502		Compass Minerals International, Inc	36,069
2,246		Eastman Chemical Co	161,510
2,535		Ecolab, Inc	289,421
697	*	Flotek Industries, Inc	8,211
609		H.B. Fuller Co	25,621
138		Hawkins, Inc	5,568
708		International Paper Co	31,881
1,237		Kapstone Paper and Packaging Corp	22,439
275		Materion Corp	8,332
488		Minerals Technologies, Inc	32,794
89

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

5,261		Mosaic Co	$123,791
211		Myers Industries, Inc	2,543
958		PPG Industries, Inc	89,219
988		Royal Gold, Inc	67,994
361		Schnitzer Steel Industries, Inc (Class A)	8,718
1,815		Sealed Air Corp	82,818
992		Sherwin-Williams Co	242,901
1,808	*	Stillwater Mining Co	24,083
430		Trinseo S.A.	22,553
727		WestRock Co	33,580
		TOTAL MATERIALS	1,716,215

MEDIA - 3.2%
1,341	*	Charter Communications, Inc	335,102
1,113	*	Discovery Communications, Inc (Class A)	29,060
2,724	*	Discovery Communications, Inc (Class C)	68,400
1,647		Gannett Co, Inc	12,797
857	*	Gray Television, Inc	7,627
1,550	*	Media General, Inc	26,118
1,179		Scripps Networks Interactive (Class A)	75,881
4,221		Time Warner, Inc	375,627
5,820		Walt Disney Co	539,456
		TOTAL MEDIA	1,470,068

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.2%
1,169	*	Akorn, Inc	27,997
412	*	Alexion Pharmaceuticals, Inc	53,766
2,369		Amgen, Inc	334,408
399	*	Biogen Idec, Inc	111,792
7,913		Bristol-Myers Squibb Co	402,851
3,174	*	Celgene Corp	324,319
1,207	*	Celldex Therapeutics, Inc	3,802
573	*	Cempra, Inc	10,386
845	*	Depomed, Inc	18,894
356	*	Fluidigm Corp	1,648
5,732		Gilead Sciences, Inc	422,047
126	*	Intersect ENT, Inc	1,840
82	*	Intra-Cellular Therapies, Inc	1,017
7,694		Johnson & Johnson	892,427
9,618		Merck & Co, Inc	564,769
1,839	*	Nektar Therapeutics	22,804
278	*	Prestige Brands Holdings, Inc	12,588
241	*	Revance Therapeutics, Inc	3,217
907	*	Sangamo Biosciences, Inc	3,220
224	*	Sucampo Pharmaceuticals, Inc (Class A)	2,554
2,272		Thermo Electron Corp	334,052
5	*	Ultragenyx Pharmaceutical, Inc	295
278	*	Vertex Pharmaceuticals, Inc	21,089
5,319		Zoetis Inc	254,248
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	3,826,030

REAL ESTATE - 4.8%
164	*	Altisource Portfolio Solutions S.A.	4,223
90

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

2,862		American Tower Corp	$335,398
3,125		Crown Castle International Corp	284,344
519		Equinix, Inc	185,428
1,774		Equity Residential	109,544
546		Kennedy-Wilson Holdings, Inc	11,248
292		Mid-America Apartment Communities, Inc	27,083
5,368		Prologis, Inc	279,995
1,751	*	Senior Housing Properties Trust	37,244
1,877		Simon Property Group, Inc	349,047
1,831		UDR, Inc	64,030
3,795		Ventas, Inc	257,111
3,915		Welltower, Inc	268,295
		TOTAL REAL ESTATE	2,212,990

RETAILING - 4.4%
304	*	1-800-FLOWERS.COM, Inc (Class A)	2,903
357	*	AutoZone, Inc	264,951
2,413		Best Buy Co, Inc	93,890
246		Big 5 Sporting Goods Corp	3,813
139		Blue Nile, Inc	4,855
756	*	Cabela’s, Inc	46,577
3,845		Dollar General Corp	265,651
1,569	*	Etsy, Inc	20,366
241	*	FTD Cos, Inc	4,849
5,452	*	Groupon, Inc	21,753
275		Haverty Furniture Cos, Inc	4,881
424		HSN, Inc	15,985
207	*	Kirkland’s, Inc	2,527
2,693		Kohl’s Corp	117,819
142	*	Lands’ End, Inc	2,215
5,268		Lowe’s Companies, Inc	351,112
169	*	MarineMax, Inc	3,372
2,657	*	NetFlix, Inc	331,780
389		Nutri/System, Inc	12,331
7,619		Office Depot, Inc	24,000
146	*	Overstock.com, Inc	2,139
296		PetMed Express, Inc	5,882
1,100		Pier 1 Imports, Inc	4,741
3,081		Ross Stores, Inc	192,686
493	*	Shutterfly, Inc	24,157
328		Stage Stores, Inc	1,670
9,205		Staples, Inc	68,117
427	*	Ulta Salon Cosmetics & Fragrance, Inc	103,906
476	*	Wayfair, Inc	15,865
1,086		Williams-Sonoma, Inc	50,195
32		Winmark Corp	3,422
		TOTAL RETAILING	2,068,410

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
3,245	*	Advanced Micro Devices, Inc	23,461
9,993		Applied Materials, Inc	290,597
67		Brooks Automation, Inc	873
16,372		Intel Corp	570,892
91

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

2,078		Marvell Technology Group Ltd	$27,076
2,812		Nvidia Corp	200,102
208		Skyworks Solutions, Inc	16,004
756	*	SunPower Corp	5,473
5,271		Texas Instruments, Inc	373,450
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	1,507,928

SOFTWARE & SERVICES - 13.6%
3,285		Accenture plc	381,848
753	*	Alphabet, Inc (Class A)	609,855
764	*	Alphabet, Inc (Class C)	599,389
565	*	Angie’s List, Inc	4,351
3,566		Automatic Data Processing, Inc	310,456
312	*	Black Knight Financial Services, Inc	12,277
428	*	Cimpress NV	35,631
5,776	*	Cognizant Technology Solutions Corp (Class A)	296,598
665	*	comScore, Inc	19,145
634	*	DHI Group, Inc	3,614
304	*	Euronet Worldwide, Inc	24,183
1,463	*	Glu Mobile, Inc	2,897
861	*	inContact, Inc	11,977
3,326		International Business Machines Corp	511,173
1,795		Intuit, Inc	195,188
669		j2 Global, Inc	47,599
348		LogMeIn, Inc	33,060
4,225		MasterCard, Inc (Class A)	452,160
19,570		Microsoft Corp	1,172,634
658	*	NeuStar, Inc (Class A)	14,772
294	*	New Relic, Inc	10,716
12,129		Oracle Corp	465,996
431	*	Perficient, Inc	8,021
898	*	Quotient Technology, Inc	9,519
1,527	*	Rackspace Hosting, Inc	48,772
540	*	RetailMeNot, Inc	4,887
4,378	*	Salesforce.com, Inc	329,050
867	*	ServiceSource International LLC	4,118
217	*	SPS Commerce, Inc	13,537
1,699		Symantec Corp	42,526
351	*	Tangoe, Inc	3,012
1,833	*	Teradata Corp	49,418
1,205	*	TiVo Corp	23,919
611	*	Unisys Corp	6,385
533	*	Website Pros, Inc	8,581
1,495	*	Workday, Inc	129,587
14,534		Xerox Corp	141,997
7,139	*	Yahoo!, Inc	296,625
		TOTAL SOFTWARE & SERVICES	6,335,473

TECHNOLOGY HARDWARE & EQUIPMENT - 4.6%
347	*	Anixter International, Inc	22,815
246		Badger Meter, Inc	7,909
502		Belden CDT, Inc	32,535
665	*	Benchmark Electronics, Inc	16,725
92

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

17,528		Cisco Systems, Inc	$537,759
12,228		Corning, Inc	277,698
564	*	Cray, Inc	11,731
346		Daktronics, Inc	2,889
770		Dolby Laboratories, Inc (Class A)	36,644
468	*	Fabrinet	17,765
198	*	FARO Technologies, Inc	6,643
13,947		Hewlett Packard Enterprise Co	313,389
19,303	*	HP, Inc	279,701
2,191		Ingram Micro, Inc (Class A)	81,505
334	*	IPG Photonics Corp	32,401
367	*	Itron, Inc	19,781
1,447		Jabil Circuit, Inc	30,879
1,801	*	Keysight Technologies, Inc	59,073
424	*	Kimball Electronics, Inc	5,894
929		Lexmark International, Inc (Class A)	36,872
195		Methode Electronics, Inc	6,084
1,390		Motorola, Inc	100,886
378	*	Novanta, Inc	6,596
405	*	Rofin-Sinar Technologies, Inc	13,183
360	*	Scansource, Inc	12,600
485	*	Super Micro Computer, Inc	11,495
393		SYNNEX Corp	40,298
497	*	Tech Data Corp	38,279
736	*	Trimble Navigation Ltd	20,343
309	*	TTM Technologies, Inc	4,063
557	*	Universal Display Corp	28,797
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	2,113,232

TELECOMMUNICATION SERVICES - 2.3%
532	*	Boingo Wireless, Inc	5,171
6,650		CenturyTel, Inc	176,757
12,189		Frontier Communications Corp	49,000
401	*	General Communication, Inc (Class A)	6,352
232		IDT Corp (Class B)	4,151
1,007	*	Iridium Communications, Inc	8,207
883	*	Level 3 Communications, Inc	49,580
277	*	Lumos Networks Corp	3,936
676		Shenandoah Telecom Co	17,846
11,454	*	Sprint Corp	70,557
13,277		Verizon Communications, Inc	638,623
1,420		Windstream Holdings, Inc	11,147
		TOTAL TELECOMMUNICATION SERVICES	1,041,327

TRANSPORTATION - 2.3%
192		Arkansas Best Corp	3,821
834	*	Avis Budget Group, Inc	26,988
3,338		CSX Corp	101,842
1,017	*	Hertz Global Holdings, Inc	33,714
1,693		Norfolk Southern Corp	157,449
4,203		Union Pacific Corp	370,620
3,546		United Parcel Service, Inc (Class B)	382,117
750	*	Wesco Aircraft Holdings, Inc	9,638
93

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

431	*	YRC Worldwide, Inc	$3,827
		TOTAL TRANSPORTATION	1,090,016

UTILITIES - 3.8%
2,692		American Water Works Co, Inc	199,316
2,682		Aqua America, Inc	82,337
6,524		Centerpoint Energy, Inc	148,747
3,739		Consolidated Edison, Inc	282,481
3,868		Edison International	284,221
4,792		Eversource Energy	263,847
1,287		New Jersey Resources Corp	43,694
645		ONE Gas, Inc	39,526
538		Ormat Technologies, Inc	25,948
2,689		Sempra Energy	287,992
685		Southwest Gas Corp	49,635
1,293		TerraForm Power, Inc	16,046
738		WGL Holdings, Inc	46,546
		TOTAL UTILITIES	1,770,336

		TOTAL COMMON STOCKS	46,103,063
		(Cost $44,415,632)

		TOTAL INVESTMENTS - 99.5%	46,103,063
		(Cost $44,415,632)
		OTHER ASSETS & LIABILITIES, NET - 0.5%	210,424
		NET ASSETS - 100.0%	$46,313,487

*	Non-income producing
94

TIAA-CREF FUNDS - Emerging Markets Equity Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

CORPORATE BONDS - 0.0%

HONG KONG - 0.0%
$534,000	m	Asia Pacific Investment Partners	15.000%	04/23/17	$465,670
		TOTAL HONG KONG			465,670

		TOTAL CORPORATE BONDS			465,670
		(Cost $534,000)

SHARES		COMPANY

COMMON STOCKS - 98.2%

ARGENTINA - 3.7%
1,017,737	*	Adecoagro S.A.			11,195,107
570,425	*	Grupo Supervielle S.A. (ADR)			8,659,051
301,337	*	Pampa Energia S.A. (ADR)			10,266,552
634,148		YPF S.A. (ADR) (Class D)			11,262,468
		TOTAL ARGENTINA			41,383,178

BRAZIL - 7.9%
2,267,835	*	Banco Itau Holding Financeira S.A.			27,282,226
4,541,300		Cyrela Brazil Realty S.A.			15,294,165
1,881,100	*	Empresa Brasileira de Aeronautica S.A.			10,106,787
195,701		Ouro Fino Saude Animal Participacoes S.A.			2,289,923
3,044,400	*	Petroleo Brasileiro S.A. (Preference)			16,872,004
5,707,000		Via Varejo S.A.			16,359,351
		TOTAL BRAZIL			88,204,456

CHILE - 4.0%
4,131,665		Centros Comerciales Sudamericanos S.A.			13,469,245
1,648,079,751		Corpbanca S.A.			14,981,626
2,098,300		SACI Falabella			16,476,226
		TOTAL CHILE			44,927,097

CHINA - 25.3%
688,554	*	Alibaba Group Holding Ltd (ADR)			70,019,056
5,250,000	e	Anhui Conch Cement Co Ltd			14,510,562
178,707	*	Baidu, Inc (ADR)			31,606,120
8,978,000	*,e,m	China Animal Healthcare Ltd			11,576
27,401,000		China Dongxiang Group Co			5,327,564
4,312,200		China Overseas Land & Investment Ltd			13,237,972
6,751,534		Chongqing Changan Automobile Co Ltd			10,294,210
14,120,100		CNOOC Ltd			17,766,955
279,955	*	Ctrip.com International Ltd (ADR)			12,360,013
95

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

38,371,934		Industrial & Commercial Bank of China	$23,032,343
19,335,900		Intime Retail Group Co Ltd	15,140,629
3,967,000		Ping An Insurance Group Co of China Ltd	20,880,366
11,250,000		Sinotrans Ltd	5,297,463
1,135,200		Tencent Holdings Ltd	30,085,435
932,511	*	Vipshop Holdings Ltd (ADR)	12,747,425
		TOTAL CHINA	282,317,689

COLOMBIA - 1.2%
2,729,200		Almacenes Exito S.A.	13,615,230
		TOTAL COLOMBIA	13,615,230

HONG KONG - 5.3%
6,785,000		Ajisen China Holdings Ltd	3,051,615
22,290	*,m	Asia Pacific Investment Partners Limited	126,090
621,536	*,e,m	China Metal Recycling Holdings Ltd	801
2,720,017		Melco Crown Entertainment Ltd (ADR)	45,533,085
22,290	*,m	Mongolian Metals Corporation	0
17,336,000	*	Summit Ascent Holdings Ltd	5,290,796
5,431,000		Value Partners Group Ltd	5,180,555
		TOTAL HONG KONG	59,182,942

INDIA - 8.0%
424,790		HDFC Bank Ltd	7,970,228
8,026,013	*	Jain Irrigation Systems Ltd	12,906,339
404,000	*,e	MakeMyTrip Ltd	11,473,600
1,544,501		Phoenix Mills Ltd	8,778,609
1,050,800		Reliance Industries Ltd	16,537,482
3,536,000	*	Vakrangee Ltd	13,395,668
337,000	*	Videocon d2h Ltd (ADR)	3,157,690
535,510		Yes Bank Ltd	10,166,607
2,795,420	*	Zee Entertainment Enterprises Ltd	4,188,804
		TOTAL INDIA	88,575,027

INDONESIA - 1.0%
154,171,500		PT Lippo Karawaci Tbk	10,664,482
		TOTAL INDONESIA	10,664,482

KOREA, REPUBLIC OF - 10.8%
47,424		CJ O Shopping Co Ltd	6,714,659
130,300		GLOVIS Co Ltd	19,723,621
385,766		Hyundai Motor Co	47,097,948
125,075	*	Loen Entertainment, Inc	7,357,565
38,052		NCsoft	8,790,345
21,300		Orion Corp	13,294,019
12,440		Samsung Electronics Co Ltd	17,793,282
		TOTAL KOREA, REPUBLIC OF	120,771,439

MACAU - 1.0%
7,374,000		Wynn Macau Ltd	11,297,051
		TOTAL MACAU	11,297,051
96

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

MALAYSIA - 0.5%
10,270,000		My EG Services BHD	$5,962,703
		TOTAL MALAYSIA	5,962,703

MEXICO - 1.1%
1,917,743	e	Infraestructura Energetica ,NV SAB de C.V.	8,490,383
1,169,922	m	Servicios Corporativos Javer SAPI de C.V.	1,077,014
798,718	e	Unifin Financiera SAPI de C.V. SOFOM ENR	2,381,660
		TOTAL MEXICO	11,949,057

PHILIPPINES - 1.8%
16,400,200		Alliance Global Group, Inc	4,827,763
77,670,600	*	Melco Crown Philippines Resorts Corp	6,895,383
5,031,030		Robinsons Retail Holdings, Inc	8,025,355
		TOTAL PHILIPPINES	19,748,501

RUSSIA - 4.8%
2,990,600		Gazprom OAO (ADR)	12,895,102
706,500	*	Lenta Ltd (ADR)	5,117,480
1,745,457		Sberbank of Russian Federation (ADR)	16,531,555
614,844	*	X 5 Retail Group NV (GDR)	18,346,945
		TOTAL RUSSIA	52,891,082

SOUTH AFRICA - 6.1%
4,272,000		FirstRand Ltd	15,318,392
316,218		Naspers Ltd (N Shares)	52,960,264
		TOTAL SOUTH AFRICA	68,278,656

TAIWAN - 9.2%
25,236,000		Advanced Semiconductor Engineering, Inc	29,651,777
105,000		Largan Precision Co Ltd	12,387,386
183,400		Silicon Motion Technology Corp (ADR)	7,447,874
8,794,600		Taiwan Semiconductor Manufacturing Co Ltd	52,779,485
		TOTAL TAIWAN	102,266,522

THAILAND - 0.9%
4,395,700		PTT Exploration & Production PCL (ADR)	10,400,000
		TOTAL THAILAND	10,400,000

UNITED ARAB EMIRATES - 1.1%
669,300		DP World Ltd	12,008,552
		TOTAL UNITED ARAB EMIRATES	12,008,552

UNITED STATES - 2.3%
250,350		Las Vegas Sands Corp	14,490,258
129,700		Yum! Brands, Inc	11,190,516
		TOTAL UNITED STATES	25,680,774

URUGUAY - 2.2%
3,976,081	*	Arcos Dorados Holdings, Inc	24,452,898
		TOTAL URUGUAY	24,452,898

		TOTAL COMMON STOCKS	1,094,577,336
		(Cost $1,023,003,201)
97

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

PREFERRED STOCKS - 1.1%

BRAZIL - 1.1%
4,281,200		ITAUSA Investimentos Itau PR	$12,661,193
		TOTAL BRAZIL	12,661,193

PHILIPPINES - 0.0%
1,721,900	*,m	Ayala Land, Inc (Preferred B)	3,556
		TOTAL PHILIPPINES	3,556

		TOTAL PREFERRED STOCKS	12,664,749
		(Cost $10,668,755)

PRINCIPAL		ISSUER	RATE	MATURITY DATE
SHORT-TERM INVESTMENTS - 2.4%
GOVERNMENT AGENCY DEBT - 0.5%
$5,500,000		Federal Home Loan Bank (FHLB)	0.150%	11/01/16	5,500,000
		TOTAL GOVERNMENT AGENCY DEBT			5,500,000

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.9%
21,247,863	c	State Street Navigator Securities Lending Government Money Market Portfolio			21,247,863
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			21,247,863
		TOTAL SHORT-TERM INVESTMENTS			26,747,863
		(Cost $26,747,863)

		TOTAL INVESTMENTS - 101.7%			1,134,455,618
		(Cost $1,060,953,819)
		OTHER ASSETS & LIABILITIES, NET - (1.7)%			(19,178,086)
		NET ASSETS - 100.0%			$1,115,277,532

Abbreviation(s):
ADR American Depositary Receipt
GDR Global Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $18,462,909.
m	Indicates a security that has been deemed illiquid.
98

TIAA-CREF FUNDS - Emerging Markets Equity Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2016

SECTOR	VALUE	% OF NET ASSETS
CONSUMER DISCRETIONARY	$354,937,934	31.7%
INFORMATION TECHNOLOGY	279,919,132	25.1
FINANCIALS	165,637,561	14.9
ENERGY	85,734,011	7.7
CONSUMER STAPLES	83,063,380	7.5
INDUSTRIALS	70,161,321	6.3
REAL ESTATE	32,684,619	2.9
UTILITIES	18,756,935	1.7
MATERIALS	14,511,363	1.3
HEALTH CARE	2,301,499	0.2
SHORT - TERM INVESTMENTS	26,747,863	2.4
OTHER ASSETS & LIABILITIES, NET	(19,178,086)	(1.7)

NET ASSETS	$1,115,277,532	100.0%
99

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

TIAA-CREF FUNDS

ENHANCED INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.3%

AUSTRALIA - 7.0%
40,658		AGL Energy Ltd	$592,286
542,415		Amcor Ltd	6,054,249
370,388		Aristocrat Leisure Ltd	4,312,370
832,344		Australia & New Zealand Banking Group Ltd	17,575,283
142,847		Australian Stock Exchange Ltd	5,109,797
49,107		BHP Billiton Ltd	857,940
43,229		Brambles Ltd	378,483
194,885		Caltex Australia Ltd	4,536,384
314,457		Coca-Cola Amatil Ltd	2,278,173
18,638		Cochlear Ltd	1,810,893
80,601		Commonwealth Bank of Australia	4,487,129
55,977		Computershare Ltd	448,393
69,983		CSL Ltd	5,340,092
726,846		Fortescue Metals Group Ltd	3,050,301
352,419		Macquarie Goodman Group	1,816,550
179,840		Macquarie Group Ltd	10,871,216
1,188,723		Medibank Pvt Ltd	2,328,850
253,178		Newcrest Mining Ltd	4,433,004
2,811,294		Qantas Airways Ltd	6,532,958
379,347		Scentre Group	1,214,113
185,685		Seek Ltd	2,062,275
877,239		South32 Ltd	1,711,949
1,421,664		Telstra Corp Ltd	5,376,652
593,569		Westpac Banking Corp	13,726,244
		TOTAL AUSTRALIA	106,905,584

AUSTRIA - 0.5%
254,565	*	Erste Bank der Oesterreichischen Sparkassen AG.	7,982,853
77,055	*,e,m	Immoeast AG.	0
		TOTAL AUSTRIA	7,982,853

BELGIUM - 0.9%
42,145		Anheuser-Busch InBev S.A.	4,836,973
1,380	*	Solvay S.A.	158,304
78,689		UCB S.A.	5,325,010
65,499		Umicore	3,981,165
		TOTAL BELGIUM	14,301,452

DENMARK - 1.4%
48,972		ISS A.S.	1,922,430
86,019		Novo Nordisk AS	3,064,468
14,798		Pandora AS	1,924,561
173,732		Vestas Wind Systems AS	13,918,684
		TOTAL DENMARK	20,830,143
100

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

FINLAND - 1.4%
159,800		Neste Oil Oyj	$6,894,106
593,639		UPM-Kymmene Oyj	13,808,938
		TOTAL FINLAND	20,703,044

FRANCE - 9.8%
58,476		Arkema	5,544,831
98,497		Atos Origin S.A.	10,221,385
189,943		AXA S.A.	4,285,554
336,417		BNP Paribas	19,506,553
128,751		Cap Gemini S.A.	10,662,752
118,325		CNP Assurances	2,049,178
23,656		Fonciere Des Regions	2,067,430
154,372		France Telecom S.A.	2,428,836
126,275		Michelin (C.G.D.E.) (Class B)	13,676,596
88,483		Publicis Groupe S.A.	6,069,909
250,440		Sanofi-Aventis	19,488,934
44,267		SCOR SE	1,433,525
310,579		Societe Generale	12,114,911
8,168		Technip S.A.	542,109
212,550		Total S.A.	10,182,187
19,473		Unibail-Rodamco	4,622,208
219,368		Valeo S.A.	12,658,598
158,162	e	Vinci S.A.	11,454,012
		TOTAL FRANCE	149,009,508

GERMANY - 9.2%
123,733		Allianz AG.	19,315,244
57,665		BASF SE	5,090,548
42,176		Bayer AG.	4,187,639
94,186		Bayerische Motoren Werke AG.	8,217,300
45,645		Continental AG.	8,767,992
109,413	g	Covestro AG.	6,479,149
187,396		Daimler AG. (Registered)	13,369,200
1,077,105		Deutsche Telekom AG.	17,573,203
58,094		Deutsche Wohnen AG.	1,898,031
182,883		Evonik Industries AG.	5,727,253
46,180		Fresenius SE	3,412,111
38,255		Hannover Rueckversicherung AG.	4,267,776
73,173		HeidelbergCement AG.	6,922,023
210,399		Metro AG.	6,302,338
54,025		ProSiebenSat. Media AG.	2,328,378
37,153		SAP AG.	3,273,158
17,768		Schaeffler AG.	269,355
189,675		Siemens AG.	21,550,370
60,537		TUI AG. (DI)	767,350
		TOTAL GERMANY	139,718,418

HONG KONG - 3.6%
614,800		AIA Group Ltd	3,867,708
132,500		BOC Hong Kong Holdings Ltd	472,264
101

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

1,761,000		Cheung Kong Property Holdings Ltd	$13,018,469
648,840		CK Hutchison Holdings Ltd	8,011,897
926,000		CLP Holdings Ltd	9,412,778
207,900		Henderson Land Development Co Ltd	1,229,776
20,300		Melco Crown Entertainment Ltd (ADR)	339,822
433,000		Sun Hung Kai Properties Ltd	6,447,856
7,803,500	g	WH Group Ltd	6,320,021
405,000		Wharf Holdings Ltd	3,036,571
308,000		Wheelock & Co Ltd	1,895,464
		TOTAL HONG KONG	54,052,626

IRELAND - 0.5%
18,227	*	AerCap Holdings NV	749,312
25,825		CRH plc	838,385
122,187		Experian Group Ltd	2,348,988
4,821		Paddy Power plc	499,579
48,955		Ryanair Holdings plc (ADR)	3,676,031
		TOTAL IRELAND	8,112,295

ISRAEL - 0.5%
8,034		Azrieli Group	342,022
107,549		Bank Hapoalim Ltd	620,314
367,298		Bezeq Israeli Telecommunication Corp Ltd	667,162
15,025	*	Check Point Software Technologies	1,270,514
120,703		Teva Pharmaceutical Industries Ltd	5,041,251
		TOTAL ISRAEL	7,941,263

ITALY - 2.2%
3,734,614		Banca Intesa S.p.A. RSP	8,085,630
2,697,419		Enel S.p.A.	11,597,116
13,350		Ferrari NV	702,877
810,785	g	Poste Italiane S.p.A	5,397,160
10,344,176	*	Telecom Italia RSP	7,342,794
		TOTAL ITALY	33,125,577

JAPAN - 24.2%
189,200		Aeon Co Ltd	2,614,676
169,600		Aisin Seiki Co Ltd	7,450,115
127,500		Alfresa Holdings Corp	2,694,583
292,000		All Nippon Airways Co Ltd	820,162
934,000		Aozora Bank Ltd	3,085,990
1,417,000		Asahi Glass Co Ltd	9,910,222
198,000		Asahi Kasei Corp	1,784,975
726,100		Astellas Pharma, Inc	10,776,670
111,700		Bridgestone Corp	4,169,051
304,300		Brother Industries Ltd	5,583,681
23,300		Central Japan Railway Co	3,962,074
279,600		Chubu Electric Power Co, Inc	4,116,090
127,900	*	Concordia Financial Group Ltd	593,034
53,600		Daicel Chemical Industries Ltd	704,797
11,800		Daikin Industries Ltd	1,130,790
13,800		Daito Trust Construction Co Ltd	2,312,586
250,200		Daiwa House Industry Co Ltd	6,867,128
102

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

166,200		Fuji Heavy Industries Ltd	$6,494,511
60,400		Hankyu Hanshin Holdings, Inc	1,999,732
10,800		Hitachi Chemical Co Ltd	252,470
143,600		Hitachi High-Technologies Corp	5,988,982
30,600		Honda Motor Co Ltd	915,601
395,500		Iida Group Holdings Co Ltd	7,644,817
266,000		Inpex Holdings, Inc	2,481,451
976,700		Itochu Corp	12,334,444
253,000		Japan Post Bank Co Ltd	2,981,593
417,300		Japan Tobacco, Inc	15,865,797
632,000		Kajima Corp	4,261,916
154,500		Kao Corp	7,950,030
191,000		KDDI Corp	5,805,093
9,400		Keyence Corp	6,891,059
171,200		Kuraray Co Ltd	2,595,479
76,300		M3, Inc	2,321,890
27,800		Mazda Motor Corp	461,029
290,900		Mediceo Paltac Holdings Co Ltd	4,970,376
8,600		MEIJI Holdings Co Ltd	857,766
62,800		Mitsubishi Chemical Holdings Corp	412,340
1,647,600		Mitsubishi UFJ Financial Group, Inc	8,501,301
116,000		Mitsubishi UFJ Lease & Finance Co Ltd	561,577
1,012,000		Mitsui & Co Ltd	14,021,278
630,000		Mitsui Chemicals, Inc	3,102,533
66,000		Mitsui Fudosan Co Ltd	1,503,077
442,100		Mitsui Sumitomo Insurance Group Holdings, Inc	13,124,537
34,700		Murata Manufacturing Co Ltd	4,845,557
2,000		Nintendo Co Ltd	482,120
1,372,000		Nippon Electric Glass Co Ltd	7,463,645
318,300		Nippon Telegraph & Telephone Corp	14,112,414
1,437,800		Nissan Motor Co Ltd	14,625,996
172,100		Nomura Real Estate Holdings, Inc	2,906,193
450		Nomura Real Estate Master Fund, Inc	730,442
734,300		NSK Ltd	8,162,857
71,800		NTT DoCoMo, Inc	1,803,184
52,800		NTT Urban Development Corp	485,400
237,900		Obayashi Corp	2,291,740
302,300		ORIX Corp	4,790,364
183,700		Otsuka Holdings KK	8,039,792
2,400		Pola Orbis Holdings, Inc	199,702
780,600		Sekisui House Ltd	12,898,419
168,000	*,e	Sharp Corp	291,494
139,300		Shin-Etsu Chemical Co Ltd	10,561,912
12,600		Softbank Corp	793,562
96,600		Sony Corp	3,044,663
83,900		Start Today Co Ltd	1,470,259
508,000		Sumitomo Heavy Industries Ltd	2,674,372
60,000		Taiheiyo Cement Corp	171,834
1,006,000		Taisei Corp	7,540,017
238,400		Taiyo Nippon Sanso Corp	2,505,897
315,900		Tohoku Electric Power Co, Inc	3,870,362
316,500		Tokio Marine Holdings, Inc	12,483,821
99,200		Tokyo Electron Ltd	8,948,330
103

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

502,000		Tokyu Fudosan Holdings Corp	$2,829,453
132,300		Toyota Industries Corp	6,070,363
200,500		Toyota Motor Corp	11,630,346
108,200		West Japan Railway Co	6,662,612
		TOTAL JAPAN	368,264,425

LUXEMBOURG - 0.0%
4,098		RTL Group	321,164
		TOTAL LUXEMBOURG	321,164

NETHERLANDS - 3.7%
11,825	*	Altice NV (Class B)	220,140
6,705		ASML Holding NV	709,348
6,619		Heineken Holding NV	509,278
1,339,217		ING Groep NV	17,579,916
414,127	*	Koninklijke Ahold Delhaize NV	9,447,230
126,400		Koninklijke Vopak NV	6,379,725
35,696	*	NXP Semiconductors NV	3,569,600
13,978		Randstad Holdings NV	718,928
523,938		Royal Dutch Shell plc (A Shares)	13,049,745
177,432		Royal Dutch Shell plc (B Shares)	4,576,415
		TOTAL NETHERLANDS	56,760,325

NEW ZEALAND - 0.2%
215,001		Fletcher Building Ltd	1,592,742
61,205	e	Ryman Healthcare Ltd	388,460
490,173		Telecom Corp of New Zealand Ltd	1,281,990
		TOTAL NEW ZEALAND	3,263,192

NORWAY - 1.0%
663,268		PAN Fish ASA	12,035,844
9,437		Schibsted ASA (B Shares)	212,616
118,115		Statoil ASA	1,928,346
27,933	e	Telenor ASA	444,270
		TOTAL NORWAY	14,621,076

PORTUGAL - 0.4%
1,784,403		Energias de Portugal S.A.	5,897,914
		TOTAL PORTUGAL	5,897,914

SINGAPORE - 1.2%
1,048,910		DBS Group Holdings Ltd	11,305,893
155,800		Jardine Cycle & Carriage Ltd	4,717,958
157,200		Singapore Exchange Ltd	800,932
151,700		StarHub Ltd	368,240
418,200		Wilmar International Ltd	992,855
		TOTAL SINGAPORE	18,185,878

SOUTH AFRICA - 0.7%
370,403		Investec plc	2,298,792
438,656		Mondi plc	8,560,606
		TOTAL SOUTH AFRICA	10,859,398
104

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

SPAIN - 2.7%
227,074	e	Abertis Infraestructuras S.A. (Continuous)	$3,365,828
247,260		ACS Actividades Construccion y Servicios S.A.	7,563,353
86,732	g	Aena S.A.	12,709,325
36,979		Amadeus IT Holding S.A.	1,740,373
401,769		Banco Santander S.A.	1,968,678
897,603		Iberdrola S.A.	6,108,591
171,321		Industria De Diseno Textil S.A.	5,977,804
52,097		Red Electrica Corp S.A.	1,085,309
		TOTAL SPAIN	40,519,261

SWEDEN - 2.3%
146,069	e	Atlas Copco AB (A Shares)	4,279,101
97,103		Boliden AB	2,250,502
1,098,816		Ericsson (LM) (B Shares)	5,330,202
127,970	e	ICA Gruppen AB	3,972,787
210,628		Investor AB (B Shares)	7,479,895
166,974		Skanska AB (B Shares)	3,626,101
244,173		Swedish Match AB	8,497,247
		TOTAL SWEDEN	35,435,835

SWITZERLAND - 8.0%
714,209	*	ABB Ltd	14,734,430
56,887	*	Actelion Ltd	8,219,934
12,887	*	Lonza Group AG.	2,431,799
518,971		Nestle S.A.	37,632,595
206,173		Novartis AG.	14,631,599
118,682		Roche Holding AG.	27,259,065
408		Sika AG.	1,961,034
158,823		Swiss Re Ltd	14,740,634
3,230		Wolseley plc	167,538
		TOTAL SWITZERLAND	121,778,628

UNITED KINGDOM - 15.8%
979,877		3i Group plc	8,032,249
205,035		Aberdeen Asset Management plc	802,021
869,663	*	Anglo American plc (London)	12,070,231
172,506		Ashtead Group plc	2,687,905
253,412	e	AstraZeneca plc (ADR)	7,176,628
433,863		BAE Systems plc	2,874,670
92,489		Berkeley Group Holdings plc	2,667,513
585,393		BP plc (ADR)	20,810,721
393,818		British American Tobacco plc	22,570,865
1,752,844		BT Group plc	8,045,621
26,343		Coca-Cola European Partners plc	1,013,817
559,217		Compass Group plc	10,118,627
144,673		Diageo plc	3,850,694
988,809		Direct Line Insurance Group plc	4,183,228
359,679		easyJet plc	4,124,635
95,262	e	Fiat DaimlerChrysler Automobiles NV	698,359
1,070,372		GlaxoSmithKline plc	21,144,479
21,811		Hammerson plc	146,734
105

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

3,360,469		HSBC Holdings plc	$25,308,152
297,960		Imperial Tobacco Group plc	14,412,868
86,075		International Consolidated Airlines Group S.A.	456,119
198,164		Land Securities Group plc	2,419,701
168,252		Legal & General Group plc	430,431
924,035		National Grid plc	12,019,640
4,678,947		Old Mutual plc	11,509,919
185,121		Persimmon plc	3,831,975
40,804		Reckitt Benckiser Group plc	3,650,347
71,353		Rio Tinto plc	2,481,323
686,037		Royal Mail plc	4,115,874
244,775		Sage Group plc	2,159,640
144,753		Segro plc	775,306
17,464		Shire Ltd	986,064
565,156		Sky plc	5,650,004
83,364		Smiths Group plc	1,444,546
114,751		St. James’s Place plc	1,325,237
95,518		Unilever NV	3,995,134
97,503		Unilever plc	4,070,672
223,723	e	Vodafone Group plc (ADR)	6,228,448
		TOTAL UNITED KINGDOM	240,290,397

UNITED STATES - 0.1%
21,287	*	Mobileye NV	791,451
23,419	*	Qiagen NV	572,770
1,642	*,e	Taro Pharmaceutical Industries Ltd	166,679
		TOTAL UNITED STATES	1,530,900

		TOTAL COMMON STOCKS	1,480,411,156
		(Cost $1,427,844,889)

RIGHTS / WARRANTS - 0.0%
SPAIN - 0.0%
401,769		Banco Santander S.A.	22,493
		TOTAL SPAIN	22,493

		TOTAL RIGHTS / WARRANTS	22,493
		(Cost $19,895)

PRINCIPAL		ISSUER	RATE	MATURITY DATE
SHORT-TERM INVESTMENTS - 2.9%
GOVERNMENT AGENCY DEBT - 0.6%
$9,750,000	d	Federal Home Loan Bank (FHLB)	0.150%	11/01/16	9,750,000
		TOTAL GOVERNMENT AGENCY DEBT			9,750,000

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.3%
34,357,833	c	State Street Navigator Securities Lending Government Money Market Portfolio			34,357,833
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			34,357,833
		TOTAL SHORT-TERM INVESTMENTS			44,107,833
		(Cost $44,107,833)
106

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

COMPANY	VALUE

TOTAL INVESTMENTS - 100.2%	$1,524,541,482
(Cost $1,471,972,617)
OTHER ASSETS & LIABILITIES, NET - (0.2)%	(2,928,467)
NET ASSETS - 100.0%	$1,521,613,015

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $32,800,374.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2016, the aggregate value of these securities amounted to $30,905,655 or 2.0% of net assets.
m	Indicates a security that has been deemed illiquid.
107

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

TIAA-CREF FUNDS

ENHANCED INTERNATIONAL EQUITY INDEX FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2016

SECTOR	VALUE	% OF NET ASSETS
FINANCIALS	$297,407,876	19.4%
INDUSTRIALS	211,246,011	13.9
CONSUMER DISCRETIONARY	185,486,709	12.2
CONSUMER STAPLES	173,877,709	11.4
HEALTH CARE	159,451,185	10.5
MATERIALS	115,666,714	7.6
INFORMATION TECHNOLOGY	80,380,190	5.3
TELECOMMUNICATION SERVICES	72,271,468	4.8
ENERGY	71,381,190	4.7
REAL ESTATE	58,564,511	3.9
UTILITIES	54,700,086	3.6
SHORT - TERM INVESTMENTS	44,107,833	2.9
OTHER ASSETS & LIABILITIES, NET	(2,928,467)	(0.2)

NET ASSETS	$1,521,613,015	100.0%
108

TIAA-CREF FUNDS - Global Natural Resources Fund

TIAA-CREF FUNDS

GLOBAL NATURAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.8%

AUSTRALIA - 7.8%
103,346		BHP Billiton Ltd	$1,805,540
152,794		BHP Billiton plc	2,297,573
948,933		Fortescue Metals Group Ltd	3,982,317
1,386,415		South32 Ltd	2,705,617
		TOTAL AUSTRALIA	10,791,047

BRAZIL - 1.0%
231,200	*	Petroleo Brasileiro S.A.	1,350,115
		TOTAL BRAZIL	1,350,115

CANADA - 6.2%
26,709		Canadian Natural Resources Ltd (Canada)	847,687
282,042		Cenovus Energy, Inc (Toronto)	4,068,823
161,776		First Quantum Minerals Ltd	1,536,589
97,042		Teck Cominco Ltd	2,095,233
		TOTAL CANADA	8,548,332

CHILE - 2.2%
103,285		Sociedad Quimica y Minera de Chile S.A. (ADR)	3,022,119
		TOTAL CHILE	3,022,119

FINLAND - 1.9%
112,936		UPM-Kymmene Oyj	2,627,062
		TOTAL FINLAND	2,627,062

GERMANY - 2.7%
22,810		Linde AG.	3,767,450
		TOTAL GERMANY	3,767,450

HONG KONG - 0.3%
422,000		Nine Dragons Paper Holdings Ltd	343,091
		TOTAL HONG KONG	343,091

INDIA - 0.8%
106,292	*	United Phosphorus Ltd	1,109,739
		TOTAL INDIA	1,109,739

LUXEMBOURG - 4.5%
914,520	*	ArcelorMittal	6,179,373
		TOTAL LUXEMBOURG	6,179,373
109

TIAA-CREF FUNDS - Global Natural Resources Fund

SHARES		COMPANY	VALUE

PORTUGAL - 1.6%
161,987		Galp Energia SGPS S.A.	$2,196,264
		TOTAL PORTUGAL	2,196,264

RUSSIA - 1.4%
123,655		MMC Norilsk Nickel PJSC (ADR)	1,865,146
		TOTAL RUSSIA	1,865,146

SOUTH AFRICA - 2.0%
19,384	*	Anglo American Platinum Ltd	458,309
77,367		Mondi plc	1,509,858
144,686	*	Sappi Ltd	804,780
		TOTAL SOUTH AFRICA	2,772,947

SWEDEN - 1.7%
101,382		Boliden AB	2,349,674
		TOTAL SWEDEN	2,349,674

SWITZERLAND - 6.4%
627,218	*	Glencore Xstrata plc	1,919,981
17,107		Syngenta AG.	6,845,637
		TOTAL SWITZERLAND	8,765,618

UNITED KINGDOM - 4.0%
328,518	*	Anglo American plc (London)	4,559,568
27,656		Rio Tinto plc	961,746
		TOTAL UNITED KINGDOM	5,521,314

UNITED STATES - 54.3%
1,269,823	*	AK Steel Holding Corp	6,603,080
22,807		Albemarle Corp	1,905,525
40,211		Ashland Global Holdings, Inc	4,492,775
89,989	*	Berry Plastics Group, Inc	3,937,019
213,135	*	Callon Petroleum Co	2,768,624
44,701		CF Industries Holdings, Inc	1,073,271
25,017		Cimarex Energy Co	3,230,445
40,990	*	Concho Resources, Inc	5,203,271
84,037	*	Continental Resources, Inc	4,110,250
27,518		Energen Corp	1,379,477
49,665		EOG Resources, Inc	4,490,709
38,400		Exxon Mobil Corp	3,199,488
53,076		Freeport-McMoRan Copper & Gold, Inc (Class B)	593,390
54,406		Monsanto Co	5,482,493
53,584	*	Newfield Exploration Co	2,174,974
156,505	*	Parsley Energy, Inc	5,149,014
189,702	*	RSP Permian, Inc	6,848,242
15,932		Scotts Miracle-Gro Co (Class A)	1,403,450
350,000	e	United States Steel Corp	6,769,000
356,284	*	WPX Energy, Inc	3,869,244
		TOTAL UNITED STATES	74,683,741

		TOTAL COMMON STOCKS	135,893,032
		(Cost $114,215,503)
110

TIAA-CREF FUNDS - Global Natural Resources Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE
SHORT-TERM INVESTMENTS - 2.9%
GOVERNMENT AGENCY DEBT - 2.1%
$2,900,000		Federal Home Loan Bank (FHLB)	0.150%	11/01/16	$2,900,000
		TOTAL GOVERNMENT AGENCY DEBT			2,900,000

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.8%
1,093,031	c	State Street Navigator Securities Lending Government Money Market Portfolio			1,093,031
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			1,093,031
		TOTAL SHORT-TERM INVESTMENTS			3,993,031
		(Cost $3,993,031)

		TOTAL INVESTMENTS - 101.7%			139,886,063
		(Cost $118,208,534)
		OTHER ASSETS & LIABILITIES, NET - (1.7)%			(2,326,342)
		NET ASSETS - 100.0%			$137,559,721

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $77.
111

TIAA-CREF FUNDS - Global Natural Resources Fund

TIAA-CREF FUNDS

GLOBAL NATURAL RESOURCES FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2016

		% OF
SECTOR	VALUE	NET ASSETS
MATERIALS	$85,006,404	61.8%
ENERGY	50,886,628	37.0
SHORT - TERM INVESTMENTS	3,993,031	2.9
OTHER ASSETS & LIABILITIES, NET	(2,326,342)	(1.7)

NET ASSETS	$137,559,721	100.0%
112

TIAA-CREF FUNDS - International Equity Fund

TIAA-CREF FUNDS

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.4%

AUSTRALIA - 1.4%
3,214,098		BHP Billiton Ltd	$56,152,954
		TOTAL AUSTRALIA	56,152,954

BRAZIL - 0.3%
2,164,570		Kroton Educacional S.A.	10,782,163
		TOTAL BRAZIL	10,782,163

DENMARK - 1.6%
823,858		DSV AS	39,891,065
659,535	*	H Lundbeck AS	21,255,808
95,036		Novo Nordisk AS	3,385,703
		TOTAL DENMARK	64,532,576

FRANCE - 23.6%
4,340,411		Accor S.A.	164,702,834
180,979		BNP Paribas	10,493,752
2,443,679		Compagnie de Saint-Gobain	108,507,096
1,023,810		Essilor International S.A.	115,049,043
1,431,733		Groupe Danone	99,302,616
433,410		Renault S.A.	37,690,124
3,247,549		Schneider Electric S.A.	218,397,929
2,182,377		Societe Generale	85,129,078
1,704,739	e	Vinci S.A.	123,456,336
		TOTAL FRANCE	962,728,808

GERMANY - 15.8%
1,323,708		Adidas-Salomon AG.	217,477,299
149,822		Continental AG.	28,779,451
442,505	*	Deutsche Boerse AG. (Tender)	34,554,515
404,207		Henkel KGaA (Preference)	51,952,993
2,097,577		Lanxess AG.	134,506,459
778,431		Linde AG.	128,570,795
3,341,038		Schaeffler AG.	50,648,637
		TOTAL GERMANY	646,490,149

HONG KONG - 0.7%
1,600,702		Melco Crown Entertainment Ltd (ADR)	26,795,751
		TOTAL HONG KONG	26,795,751

INDIA - 14.4%
6,653,324		Asian Paints Ltd	107,178,641
6,974,630	*	Crompton Greaves Consumer Electricals Ltd	19,309,428
293,324		Eicher Motors Ltd	105,544,587
113

TIAA-CREF FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

1,176,371		Emami Ltd	$21,207,498
3,414,746		Havells India Ltd	20,869,531
6,327,466		HDFC Bank Ltd	118,720,645
964,352		Housing Development Finance Corp	19,915,729
5,960,420	*	IndusInd Bank Ltd	106,770,407
678,215	*	Kajaria Ceramics Ltd	6,339,511
4,584,450	*	SKS Microfinance Pvt Ltd	60,808,992
		TOTAL INDIA	586,664,969

ITALY - 5.0%
27,497,675		Banca Intesa S.p.A.	63,758,043
9,039,725		Mediobanca S.p.A.	66,218,555
3,533,136		Moncler S.p.A	58,819,384
38,907,109	*	Saipem S.p.A.	15,999,061
		TOTAL ITALY	204,795,043

JAPAN - 15.4%
591,335		AEON Financial Service Co Ltd	10,410,030
2,372,076		Ajinomoto Co, Inc	52,748,882
26,839,758		Ishikawajima-Harima Heavy Industries Co Ltd	70,607,768
1,802,700		J Front Retailing Co Ltd	24,816,584
693,658		Kao Corp	35,693,218
2,088,640		Komatsu Ltd	46,491,253
650,490		Konami Corp	25,689,411
535,459		Murata Manufacturing Co Ltd	74,772,254
2,456,129		Olympus Corp	87,549,921
978,624		Oriental Land Co Ltd	57,164,345
4,554,452		Sony Corp	143,548,332
		TOTAL JAPAN	629,491,998

NETHERLANDS - 2.2%
40,939		ASML Holding NV	4,331,097
1,032,714		Heineken NV	85,062,791
1,886		Royal Dutch Shell plc (A Shares)	46,975
		TOTAL NETHERLANDS	89,440,863

NORWAY - 1.3%
3,255,148	e	Statoil ASA	53,143,562
		TOTAL NORWAY	53,143,562

SWEDEN - 1.2%
2,086,971		Electrolux AB (Series B)	49,395,125
		TOTAL SWEDEN	49,395,125

SWITZERLAND - 4.0%
88,207		Burckhardt Compression Holding AG.	25,582,749
76,677		Geberit AG.	32,416,703
722,813		Swatch Group AG. (Registered)	41,668,703
235,805		Zurich Financial Services AG.	61,723,496
		TOTAL SWITZERLAND	161,391,651
114

TIAA-CREF FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

TAIWAN - 1.0%
36,187,137		Advanced Semiconductor Engineering, Inc	$42,519,137
		TOTAL TAIWAN	42,519,137

UNITED KINGDOM - 11.2%
3,299,839		BAE Systems plc	21,863,923
81,373		Rio Tinto plc	2,829,771
9,524,723		Sky plc	95,220,999
94,148,936	*	Tesco plc	242,498,047
4,604,884		Weir Group plc	95,656,260
		TOTAL UNITED KINGDOM	458,069,000

URUGUAY - 0.3%
2,069,054	*	Arcos Dorados Holdings, Inc	12,724,682
		TOTAL URUGUAY	12,724,682

		TOTAL COMMON STOCKS	4,055,118,431
		(Cost $3,965,311,286)

SHORT-TERM INVESTMENTS - 2.0%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.0%
82,122,778	c	State Street Navigator Securities Lending Government Money Market Portfolio	82,122,778
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	82,122,778
		TOTAL SHORT-TERM INVESTMENTS	82,122,778
		(Cost $82,122,778)

		TOTAL INVESTMENTS - 101.4%	4,137,241,209
		(Cost $4,047,434,064)
		OTHER ASSETS & LIABILITIES, NET - (1.4)%	(57,030,303)
		NET ASSETS - 100.0%	$4,080,210,906

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $77,069,390.
115

TIAA-CREF FUNDS - International Equity Fund

TIAA-CREF FUNDS

INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2016

		% OF
SECTOR	VALUE	NET ASSETS
CONSUMER DISCRETIONARY	$1,039,543,842	25.5%
INDUSTRIALS	915,624,711	22.4
FINANCIALS	638,503,243	15.7
CONSUMER STAPLES	588,466,044	14.4
MATERIALS	429,238,620	10.5
HEALTH CARE	227,240,475	5.6
INFORMATION TECHNOLOGY	147,311,899	3.6
ENERGY	69,189,597	1.7
SHORT - TERM INVESTMENTS	82,122,778	2.0
OTHER ASSETS & LIABILITIES, NET	(57,030,303)	(1.4)

NET ASSETS	$4,080,210,906	100.0%
116

TIAA-CREF FUNDS - International Opportunities Fund

TIAA-CREF FUNDS

INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.4%

AUSTRALIA - 2.8%
860,197		Australia & New Zealand Banking Group Ltd	$18,163,411
1,023,504		BHP Billiton Ltd	17,881,462
		TOTAL AUSTRALIA	36,044,873

BRAZIL - 2.7%
1,609,737	*	Banco Itau Holding Financeira S.A.	19,365,257
814,600		Cia Brasileira de Distribuicao Grupo Pao de Acucar	15,567,231
		TOTAL BRAZIL	34,932,488

CANADA - 8.5%
443,959		Alimentation Couche Tard, Inc	22,302,212
1,105,300		Cenovus Energy, Inc (Toronto)	15,945,393
314,615		Dollarama, Inc	23,509,924
418,483	*,g	Spin Master Corp	10,483,135
631,644		Suncor Energy, Inc	18,954,500
450,053		Toronto-Dominion Bank	20,420,656
		TOTAL CANADA	111,615,820

CHINA - 3.1%
14,247,400	*,e,m	China Animal Healthcare Ltd	18,370
8,024,600		China Everbright International Ltd	9,592,856
3,585,200		Haitong Securities Co Ltd	6,343,137
920,600		Tencent Holdings Ltd	24,398,037
		TOTAL CHINA	40,352,400

FINLAND - 3.9%
353,413		Huhtamaki Oyj	14,263,033
2,647,800	*	Outokumpu Oyj	18,459,307
403,068		Sampo Oyj (A Shares)	18,466,160
		TOTAL FINLAND	51,188,500

FRANCE - 5.3%
79,519		L’Oreal S.A.	14,246,554
186,395		Teleperformance	19,694,047
407,842		Total S.A.	19,537,630
266,348		Valeo S.A.	15,369,572
		TOTAL FRANCE	68,847,803

GERMANY - 3.1%
133,631		Beiersdorf AG.	11,780,863
156,883		Fresenius Medical Care AG.	12,778,765
95,800		Linde AG.	15,822,959
		TOTAL GERMANY	40,382,587
117

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY	VALUE

HONG KONG - 2.4%
2,941,000		AIA Group Ltd	$18,501,836
782,000		Melco Crown Entertainment Ltd (ADR)	13,090,680
		TOTAL HONG KONG	31,592,516

INDIA - 0.9%
594,984		Container Corp Of India Ltd	12,241,189
		TOTAL INDIA	12,241,189

INDONESIA - 1.8%
14,963,800		Bank Rakyat Indonesia	13,972,738
132,785,100		PT Lippo Karawaci Tbk	9,185,124
		TOTAL INDONESIA	23,157,862

IRELAND - 2.2%
583,368		CRH plc	18,938,500
433,372		Smurfit Kappa Group plc	9,495,655
		TOTAL IRELAND	28,434,155

ISLE OF MAN - 0.9%
2,298,500	*	Optimal Payments plc	12,148,968
		TOTAL ISLE OF MAN	12,148,968

ITALY - 2.4%
680,786		Moncler S.p.A	11,333,674
1,319,730	g	OVS S.p.A	7,229,558
464,339	*	Yoox S.p.A	13,357,137
		TOTAL ITALY	31,920,369

JAPAN - 14.2%
1,037,100	e	Infomart Corp	12,286,264
897,800	*,e	Istyle, Inc	7,072,675
689,300		Kubota Corp	11,110,380
519,400	e	MonotaRO Co Ltd	12,632,947
183,400		Nitto Denko Corp	12,777,171
2,551,200		Nomura Holdings, Inc	12,778,793
852,900		ORIX Corp	13,515,386
427,700	e	Park24 Co Ltd	13,215,387
174,400	e	Seria Co Ltd	13,758,314
1,514,700		Shimizu Corp	13,462,125
442,800		SMS Co Ltd	11,527,733
343,700		Sumitomo Mitsui Financial Group, Inc	11,916,650
254,300		Sysmex Corp	17,623,514
1,170,000		Takara Leben Co Ltd	7,936,524
257,000	*	Tokyo Base Co Ltd	5,842,708
465,600	e	W-Scope Corp	8,330,423
		TOTAL JAPAN	185,786,994

KOREA, REPUBLIC OF - 2.2%
82,123	e	Cosmax, Inc	8,277,400
82,122		Hanssem Co Ltd	12,718,678
118

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY	VALUE

124,101	*	Loen Entertainment, Inc	$7,300,269
		TOTAL KOREA, REPUBLIC OF	28,296,347

MALAYSIA - 1.8%
8,560,900		IHH Healthcare BHD	13,060,729
18,138,000		Karex BHD	10,540,924
		TOTAL MALAYSIA	23,601,653

NETHERLANDS - 3.5%
146,473		ASML Holding NV	15,495,952
1,646,135		ING Groep NV	21,608,832
1,071,586	*,e	TomTom NV	8,665,463
		TOTAL NETHERLANDS	45,770,247

NORWAY - 4.5%
1,034,595	*	Det Norske Oljeselskap ASA	16,555,209
1,438,541		DNB NOR Holding ASA	20,796,519
990,600		Statoil ASA	16,172,540
255,600		TGS Nopec Geophysical Co ASA	5,170,096
		TOTAL NORWAY	58,694,364

PHILIPPINES - 1.9%
5,221,380		Banco de Oro Universal Bank	12,160,372
8,299,480		Robinsons Retail Holdings, Inc	13,239,092
		TOTAL PHILIPPINES	25,399,464

PORTUGAL - 1.0%
772,464		Jeronimo Martins SGPS S.A.	13,273,339
		TOTAL PORTUGAL	13,273,339

SPAIN - 2.0%
305,998		Amadeus IT Holding S.A.	14,401,436
142,139	*,e,m	Let’s GOWEX S.A.	1,560
299,881	e	Tecnicas Reunidas S.A.	11,220,385
		TOTAL SPAIN	25,623,381

SWEDEN - 3.5%
608,212		Boliden AB	14,096,188
368,686		Hexagon AB (B Shares)	12,901,085
378,184		Intrum Justitia AB	11,660,350
303,771		Investment AB Kinnevik (B Shares)	7,679,749
		TOTAL SWEDEN	46,337,372

SWITZERLAND - 2.5%
81,224		Lonza Group AG.	15,327,106
244,167		Novartis AG.	17,327,942
		TOTAL SWITZERLAND	32,655,048

TAIWAN - 5.9%
1,596,000		Global PMX Co Ltd	7,306,345
3,150,707		Hota Industrial Manufacturing Co Ltd	13,167,126
2,952,000		Hu Lane Associate, Inc	13,008,739
119

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY	VALUE

4,157,200		Powertech Technology, Inc	$11,861,341
3,529,000		Taiwan Paiho Ltd	11,995,827
5,588,000		Tong Yang Industry Co Ltd	13,002,596
1,113,700		VHQ Media Holdings Ltd	7,005,290
		TOTAL TAIWAN	77,347,264

UNITED KINGDOM - 14.4%
1,728,584		Ashtead Group plc	26,933,962
270,047	*	ASOS plc	17,335,307
2,702,405	g	Auto Trader Group plc	12,380,994
2,633,070		Beazley plc	11,723,949
8,721,213	*	boohoo.com plc	13,236,716
1,253,074		Cineworld Group plc	8,274,530
1,462,400		Electrocomponents plc	6,669,460
1,111,797		Fevertree Drinks plc	13,113,491
1,003,472		GlaxoSmithKline plc	19,822,914
1,894,966	*	Just Eat plc	13,017,118
3,246,029	*,e	Purplebricks Group plc	5,065,756
228,603		Rightmove plc	10,435,069
4,793,634		Taylor Wimpey plc	8,301,331
1,759,451		Vesuvius plc	7,849,760
682,442		WPP plc	14,817,896
		TOTAL UNITED KINGDOM	188,978,253

		TOTAL COMMON STOCKS	1,274,623,256
		(Cost $1,178,231,515)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 6.4%

GOVERNMENT AGENCY DEBT - 2.2%
$28,150,000		Federal Home Loan Bank (FHLB)	0.150%	11/01/16	28,150,000
		TOTAL GOVERNMENT AGENCY DEBT			28,150,000

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 4.2%
55,096,720	c	State Street Navigator Securities Lending Government Money Market Portfolio			55,096,720
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			55,096,720
		TOTAL SHORT-TERM INVESTMENTS			83,246,720
		(Cost $83,246,720)

		TOTAL INVESTMENTS - 103.8%			1,357,869,976
		(Cost $1,261,478,235)
		OTHER ASSETS & LIABILITIES, NET - (3.8)%			(49,613,941)
		NET ASSETS - 100.0%			$1,308,256,035

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
120

TIAA-CREF FUNDS - International Opportunities Fund

c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $50,335,510.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2016, the aggregate value of these securities amounted to $30,093,687 or 2.3% of net assets.
m	Indicates a security that has been deemed illiquid.
121

TIAA-CREF FUNDS - International Opportunities Fund

TIAA-CREF FUNDS

INTERNATIONAL OPPORTUNITIES FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2016

		% OF
SECTOR	VALUE	NET ASSETS
CONSUMER DISCRETIONARY	$270,110,814	20.6%
FINANCIALS	227,413,446	17.4
INFORMATION TECHNOLOGY	164,596,131	12.6
INDUSTRIALS	138,393,001	10.6
MATERIALS	130,064,699	9.9
CONSUMER STAPLES	122,341,106	9.4
ENERGY	103,555,753	7.9
HEALTH CARE	95,959,342	7.3
REAL ESTATE	22,187,404	1.7
TELECOMMUNICATION SERVICES	1,560	0.0
SHORT - TERM INVESTMENTS	83,246,720	6.4
OTHER ASSETS & LIABILITIES, NET	(49,613,941)	(3.8)

NET ASSETS	$1,308,256,035	100.0%
122

TIAA-CREF FUNDS - Social Choice International Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.2%

AUSTRALIA - 7.3%
1,069		AGL Energy Ltd	$15,573
1,739		Amcor Ltd	19,410
9,902		AMP Ltd	34,338
3,469		APA Group	20,965
8,624		Australia & New Zealand Banking Group Ltd	182,099
6,452		Brambles Ltd	56,489
2,337		Caltex Australia Ltd	54,399
4,830		Coca-Cola Amatil Ltd	34,992
167		Cochlear Ltd	16,226
4,623		Commonwealth Bank of Australia	257,366
255		Computershare Ltd	2,043
1,343		GPT Group (ASE)	4,748
10,833		Healthscope Ltd	18,172
1,935		Insurance Australia Group Ltd	8,090
1,393		Lend Lease Corp Ltd	14,270
2,067		Macquarie Goodman Group	10,654
1,260		Macquarie Group Ltd	76,166
17,486		Mirvac Group	27,739
8,090		National Australia Bank Ltd	171,730
4,341		Newcrest Mining Ltd	76,008
2,279		QR National Ltd	8,444
1,248		Ramsay Health Care Ltd	69,495
6,544		Scentre Group	20,944
47,542		South32 Ltd	92,779
12,696		Stockland Trust Group	42,639
1,906		Sydney Airport	9,061
4,742		Transurban Group (ASE)	37,417
3,456		Wesfarmers Ltd	107,616
9,627		Westpac Banking Corp	222,624
3,469		Woodside Petroleum Ltd	74,257
		TOTAL AUSTRALIA	1,786,753

AUSTRIA - 0.2%
1,768		OMV AG.	55,179
		TOTAL AUSTRIA	55,179

BELGIUM - 0.5%
1,658	*	KBC Groep NV	101,073
437		Umicore	26,562
		TOTAL BELGIUM	127,635

DENMARK - 1.7%
84		Christian Hansen Holding	5,031
123

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

972		Coloplast AS	$67,712
283	*	Genmab AS	46,603
5,594		Novo Nordisk AS	199,289
664		Novozymes AS	24,632
218		Pandora AS	28,352
585		Vestas Wind Systems AS	46,868
		TOTAL DENMARK	418,487

FINLAND - 0.8%
951		Metso Oyj	24,935
1,530		Neste Oil Oyj	66,007
800		Orion Oyj (Class B)	34,051
1,487		Wartsila Oyj (B Shares)	64,260
		TOTAL FINLAND	189,253

FRANCE - 9.2%
2,037		Accor S.A.	77,297
216		Aeroports de Paris	21,818
1,509		Air Liquide	153,334
532		Atos Origin S.A.	55,208
7,131		AXA S.A.	160,892
1,841		Bouygues S.A.	60,012
1,171		Bureau Veritas S.A.	22,117
626		Cap Gemini S.A.	51,843
2,649		Carrefour S.A.	69,427
680		Casino Guichard Perrachon S.A.	33,851
496		Christian Dior S.A.	95,661
2,023		CNP Assurances	35,035
2,733		Compagnie de Saint-Gobain	121,354
503		Eiffage S.A.	37,239
965		Essilor International S.A.	108,440
295		Eurazeo	16,987
128		Gecina S.A.	18,663
2,164		Groupe Danone	150,091
234		Icade	16,804
154		JC Decaux S.A.	4,710
435		Kering	96,513
241		Lagardere S.C.A.	6,137
1,116		Legrand S.A.	63,050
790		L’Oreal S.A.	141,536
11,063		Natixis	55,974
369		Renault S.A.	32,089
3,341		Rexel S.A.	46,337
2,238		Schneider Electric S.A.	150,506
3,578		Suez Environnement S.A.	56,674
904		Technip S.A.	59,998
470		Unibail-Rodamco	111,561
3,895		Vivendi Universal S.A.	78,837
302		Wendel	34,744
		TOTAL FRANCE	2,244,739

GERMANY - 8.5%
700		Adidas-Salomon AG.	115,006
124

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

1,397		Allianz AG.	$218,078
58		Axel Springer AG.	2,906
2,683		BASF SE	236,850
1,508		Bayerische Motoren Werke AG.	131,566
628		Bayerische Motoren Werke AG. (Preference)	47,681
262		Beiersdorf AG.	23,098
1,109		Brenntag AG.	59,287
1,086	*	Deutsche Boerse AG. (Tender)	84,804
4,358		Deutsche Post AG.	135,145
370		Fraport AG. Frankfurt Airport Services Worldwide	21,963
731		GEA Group AG.	28,313
1,029		HeidelbergCement AG.	97,341
550		Henkel KGaA	60,600
570		Henkel KGaA (Preference)	73,262
234		MAN AG.	23,951
933		Merck KGaA	96,034
1,508		Metro AG.	45,171
709		Muenchener Rueckver AG.	137,659
419		Osram Licht AG.	23,798
1,115		ProSiebenSat. Media AG.	48,054
2,796		SAP AG.	246,326
6,715		Telefonica Deutschland Holding AG.	26,043
4,719		TUI AG. (DI)	59,817
		TOTAL GERMANY	2,042,753

HONG KONG - 3.4%
19,500		BOC Hong Kong Holdings Ltd	69,503
10,500		CLP Holdings Ltd	106,732
13,000		Hang Lung Properties Ltd	28,588
5,200		Hang Seng Bank Ltd	93,778
7,000		Henderson Land Development Co Ltd	41,407
53,900		Hong Kong & China Gas Ltd	105,292
5,020		Hong Kong Exchanges and Clearing Ltd	132,711
6,000		Hysan Development Co Ltd	27,692
50,000		Li & Fung Ltd	24,579
15,433		MTR Corp	85,407
5,500		Swire Pacific Ltd (Class A)	57,166
10,600		Swire Properties Ltd	30,440
6,500		Yue Yuen Industrial Holdings	24,754
		TOTAL HONG KONG	828,049

IRELAND - 0.5%
2,074		CRH plc	67,331
718		Kerry Group plc (Class A)	52,131
		TOTAL IRELAND	119,462

ISRAEL - 0.3%
11,698		Bank Hapoalim Ltd	67,471
		TOTAL ISRAEL	67,471

ITALY - 1.6%
7,271		Assicurazioni Generali S.p.A.	93,922
56,189		Banca Intesa S.p.A.	130,284
125

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

10,752		Banca Intesa S.p.A. RSP	$23,279
1,306		Exor S.p.A.	55,524
10,352		Snam Rete Gas S.p.A.	54,543
6,241		Terna Rete Elettrica Nazionale S.p.A.	30,549
		TOTAL ITALY	388,101

JAPAN - 24.5%
1,200		Aeon Co Ltd	16,584
1,200		AEON Financial Service Co Ltd	21,125
800		Aeon Mall Co Ltd	11,881
900		Aisin Seiki Co Ltd	39,535
3,000		Ajinomoto Co, Inc	66,712
1,200		Alfresa Holdings Corp	25,361
1,000		All Nippon Airways Co Ltd	2,809
400		Amada Co Ltd	4,556
2,000		Asahi Glass Co Ltd	13,988
4,000		Asahi Kasei Corp	36,060
600		Asics Corp	12,804
8,500		Astellas Pharma, Inc	126,156
800	e	Casio Computer Co Ltd	11,143
700		Central Japan Railway Co	119,032
1,200		Chugai Pharmaceutical Co Ltd	40,893
1,700		Daicel Chemical Industries Ltd	22,354
700		Daikin Industries Ltd	67,081
1,600		Daiwa House Industry Co Ltd	43,914
2,700		Denso Corp	117,490
600		Dentsu, Inc	29,909
1,400		East Japan Railway Co	123,240
600		Eisai Co Ltd	38,237
100		Fast Retailing Co Ltd	33,689
3,000		Fuji Heavy Industries Ltd	117,229
1,200		Fujifilm Holdings Corp	45,373
8,000		Fujitsu Ltd	47,449
1,800		Hino Motors Ltd	19,620
200		Hitachi Chemical Co Ltd	4,675
400		Hitachi Construction Machinery Co Ltd	8,367
2,500		Hitachi Metals Ltd	31,248
5,800		Honda Motor Co Ltd	173,545
6,700		Inpex Holdings, Inc	62,503
1,000		Kajima Corp	6,743
200		Kansai Paint Co Ltd	4,298
1,100		Kao Corp	56,602
12,000		Kawasaki Heavy Industries Ltd	35,051
5,400		KDDI Corp	164,123
200		Keyence Corp	146,618
1,000		Kikkoman Corp	31,813
3,600		Kobe Steel Ltd	29,708
4,400		Komatsu Ltd	97,940
2,100		Konica Minolta Holdings, Inc	18,810
4,600		Kubota Corp	74,144
600		Kuraray Co Ltd	9,096
1,600		Kyocera Corp	77,742
2,000		Kyowa Hakko Kogyo Co Ltd	30,516
126

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

200		Marui Co Ltd	$2,806
9,700		Matsushita Electric Industrial Co Ltd	100,064
5,800		Mazda Motor Corp	96,186
100		McDonald’s Holdings Co Japan Ltd	2,877
6,200		Mitsubishi Corp	134,943
9,000		Mitsubishi Electric Corp	121,763
4,000		Mitsubishi Estate Co Ltd	79,499
1,300		Mitsubishi Materials Corp	37,246
5,100		Mitsubishi UFJ Lease & Finance Co Ltd	24,690
4,000		Mitsui Chemicals, Inc	19,699
4,000		Mitsui Fudosan Co Ltd	91,096
6,000		Mitsui OSK Lines Ltd	15,004
2,100		Mitsui Trust Holdings, Inc	70,860
88,500		Mizuho Financial Group, Inc	149,012
700		Murata Manufacturing Co Ltd	97,749
10,000		NEC Corp	26,740
1,000		NGK Insulators Ltd	18,355
1,500		NGK Spark Plug Co Ltd	29,768
400		Nikon Corp	6,045
2,500		Nippon Telegraph & Telephone Corp	110,842
8,000		Nippon Yusen Kabushiki Kaisha	16,372
12,400		Nissan Motor Co Ltd	126,139
500		Nissin Food Products Co Ltd	28,940
600		Nitto Denko Corp	41,801
1,100		NKSJ Holdings, Inc	35,592
400		Nomura Real Estate Holdings, Inc	6,755
100		Nomura Research Institute Ltd	3,468
3,800		NSK Ltd	42,243
4,100		NTT DoCoMo, Inc	102,967
700		Obayashi Corp	6,743
1,100		Omron Corp	42,219
600		Oriental Land Co Ltd	35,048
3,000	*	Osaka Gas Co Ltd	12,478
8,000		Resona Holdings, Inc	35,460
1,900		Santen Pharmaceutical Co Ltd	27,706
400		Secom Co Ltd	28,856
400		Sekisui Chemical Co Ltd	6,299
1,400		Sekisui House Ltd	23,133
1,900		Seven & I Holdings Co Ltd	79,305
1,800		Shin-Etsu Chemical Co Ltd	136,478
1,100		Shionogi & Co Ltd	54,173
500		Shiseido Co Ltd	12,897
2,100		Shoei Co Ltd	19,995
1,600		Showa Shell Sekiyu KK	14,908
3,900		Sony Corp	122,921
300		Stanley Electric Co Ltd	8,260
14,000		Sumitomo Chemical Co Ltd	66,211
8,700		Sumitomo Corp	100,020
1,100		Sumitomo Dainippon Pharma Co Ltd	19,052
2,900		Sumitomo Electric Industries Ltd	42,843
2,000		Sumitomo Heavy Industries Ltd	10,529
6,000		Sumitomo Metal Mining Co Ltd	77,969
4,900		Sumitomo Mitsui Financial Group, Inc	169,891
127

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

1,200		Sumitomo Rubber Industries, Inc	$20,132
1,200		Suntory Beverage & Food Ltd	52,469
500		Suzuken Co Ltd	16,059
900		Sysmex Corp	62,372
2,900		T&D Holdings, Inc	35,069
3,000		Takeda Pharmaceutical Co Ltd	134,175
400		TDK Corp	27,618
400		Teijin Ltd	7,729
1,000		Toho Gas Co Ltd	9,273
700		Tokyo Electron Ltd	63,143
15,000		Tokyo Gas Co Ltd	68,062
2,000		Tokyu Corp	14,973
3,300		Tokyu Fudosan Holdings Corp	18,600
4,000		Toray Industries, Inc	37,228
100		Toto Ltd	3,995
600		Toyo Suisan Kaisha Ltd	24,308
1,700		Toyota Industries Corp	78,002
1,500		Toyota Tsusho Corp	35,413
800		Yakult Honsha Co Ltd	37,299
100		Yamaha Corp	3,573
1,700		Yamaha Motor Co Ltd	37,766
1,400		Yaskawa Electric Corp	22,336
200		Yokogawa Electric Corp	2,810
		TOTAL JAPAN	5,923,085

LUXEMBOURG - 0.3%
1,243		SES Global S.A.	28,596
3,728		Tenaris S.A.	52,728
		TOTAL LUXEMBOURG	81,324

NETHERLANDS - 3.2%
15,276		Aegon NV	66,083
1,446	e	Akzo Nobel NV	93,428
1,155		ASML Holding NV	122,192
193		Boskalis Westminster	6,225
582		DSM NV	37,408
180		Gemalto NV	9,780
13,348		ING Groep NV	175,219
2,994		Koninklijke Ahold Delhaize NV	68,300
3,851		Koninklijke Philips Electronics NV	116,039
635		Koninklijke Vopak NV	32,050
633		NN Group NV	19,068
6,358		Royal KPN NV	20,732
115		Wolters Kluwer NV	4,447
		TOTAL NETHERLANDS	770,971

NEW ZEALAND - 0.4%
4,092		Auckland International Airport Ltd	19,272
3,166		Fletcher Building Ltd	23,454
13,018		Meridian Energy Ltd	23,926
2,639		Ryman Healthcare Ltd	16,749
		TOTAL NEW ZEALAND	83,401
128

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

NORWAY - 1.4%
4,017		DNB NOR Holding ASA	$58,073
16,046		Norsk Hydro ASA	71,737
4,583		Orkla ASA	43,275
783		PAN Fish ASA	14,209
6,786		Statoil ASA	110,788
2,321		Telenor ASA	36,915
		TOTAL NORWAY	334,997

PORTUGAL - 0.4%
12,022		Energias de Portugal S.A.	39,736
4,059		Galp Energia SGPS S.A.	55,033
29		Jeronimo Martins SGPS S.A.	498
		TOTAL PORTUGAL	95,267

SINGAPORE - 1.7%
5,260		Ascendas REIT	8,964
22,200		CapitaLand Ltd	49,238
7,100		CapitaMall Trust	10,580
3,300		City Developments Ltd	20,093
9,365		DBS Group Holdings Ltd	100,943
12,100		Global Logistic Properties	15,397
800		Jardine Cycle & Carriage Ltd	24,226
17,400		Keppel Corp Ltd	65,801
1,500		Singapore Airlines Ltd	10,915
40,900		Singapore Telecommunications Ltd	113,985
		TOTAL SINGAPORE	420,142

SOUTH AFRICA - 0.5%
3,645		Al Noor Hospitals Group plc	40,417
7,096		Investec plc	44,039
1,337		Mondi plc	26,092
		TOTAL SOUTH AFRICA	110,548

SPAIN - 3.5%
1,436		Amadeus IT Holding S.A.	67,584
24,215		Banco Bilbao Vizcaya Argentaria S.A.	174,315
55,795	*	Banco de Sabadell S.A.	74,499
23,545		CaixaBank S.A.	71,044
82		Enagas	2,351
2,003		Ferrovial S.A.	38,914
21,312		Iberdrola S.A.	145,038
3,860		Industria De Diseno Textil S.A.	134,685
1,014		Red Electrica Corp S.A.	21,124
7,397		Repsol YPF S.A.	103,281
		TOTAL SPAIN	832,835

SWEDEN - 3.9%
576		Alfa Laval AB	8,264
3,048		Assa Abloy AB	55,393
3,077		Atlas Copco AB (A Shares)	90,141
2,746		Atlas Copco AB (B Shares)	71,727
129

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES	COMPANY	VALUE

3,223	Boliden AB	$74,698
519	Electrolux AB (Series B)	12,284
12,818	Ericsson (LM) (B Shares)	62,178
2,431	Hennes & Mauritz AB (B Shares)	68,366
602	Industrivarden AB	10,737
12,442	Nordea Bank AB	130,755
2,665	Sandvik AB	30,278
5,259	Skandinaviska Enskilda Banken AB (Class A)	53,044
1,070	SKF AB (B Shares)	18,124
699	Svenska Cellulosa AB (B Shares)	19,798
4,269	Svenska Handelsbanken AB	58,200
2,784	Swedbank AB (A Shares)	65,143
14,416	TeliaSonera AB	57,590
4,886	Volvo AB (B Shares)	52,407
	TOTAL SWEDEN	939,127

SWITZERLAND - 8.5%
7,289	ABB Ltd	150,375
673	Actelion Ltd	97,246
678	Adecco S.A.	40,259
915	Aryzta AG.	40,206
1,994	Coca-Cola HBC AG.	43,030
51	Givaudan S.A.	98,637
2,310	Holcim Ltd	123,217
332	Kuehne & Nagel International AG.	45,000
11	Lindt & Spruengli AG.	57,121
373	Lonza Group AG.	70,386
5,488	Novartis AG.	389,470
1,729	Roche Holding AG.	397,119
39	SGS S.A.	78,940
1,378	Swiss Re Ltd	127,895
187	Swisscom AG.	85,482
1,688	Wolseley plc	87,556
570	Zurich Financial Services AG.	149,201
	TOTAL SWITZERLAND	2,081,140

UNITED KINGDOM - 16.7%
8,360	3i Group plc	68,529
11,076	Aberdeen Asset Management plc	43,325
3,167	Associated British Foods plc	95,260
21,797	Aviva plc	118,113
7,550	Barratt Developments plc	41,868
768	Berkeley Group Holdings plc	22,150
8,809	British Land Co plc	63,067
32,964	BT Group plc	151,306
1,640	Bunzl plc	44,030
3,074	Burberry Group plc	55,440
5,040	Capita Group plc	36,076
7,136	CNH Industrial NV	55,401
1,271	Coca-Cola European Partners plc	48,915
613	Croda International plc	26,215
312	DCC plc	25,384
1,361	easyJet plc	15,607
130

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

13,529		GlaxoSmithKline plc	$267,256
5,537		Hammerson plc	37,250
1,866		InterContinental Hotels Group plc	72,342
620		Intertek Group plc	25,868
10,343	e	Intu Properties plc	34,858
17,736		ITV plc	36,975
7,370		J Sainsbury plc	22,597
1,996		Johnson Matthey plc	83,200
9,245		Kingfisher plc	40,839
5,380		Land Securities Group plc	65,693
40,650		Legal & General Group plc	103,993
2,198		London Stock Exchange Group plc	75,498
6,930		Marks & Spencer Group plc	28,834
5,618		Meggitt plc	29,887
12,789		National Grid plc	166,356
651		Next plc	38,301
34,368		Old Mutual plc	84,543
5,871		Pearson plc	54,315
3,095		Petrofac Ltd	30,481
9,643		Prudential plc	157,363
2,005		Reckitt Benckiser Group plc	179,368
1,756		Reed Elsevier NV	29,611
4,567		Reed Elsevier plc	81,522
3,051		RSA Insurance Group plc	20,599
1,560		Schroders plc	53,695
5,819		Scottish & Southern Energy plc	113,139
3,091		Segro plc	16,556
15,114	*	Standard Chartered plc	131,430
12,757		Standard Life plc	52,644
5,125		Tate & Lyle plc	48,877
16,845		Taylor Wimpey plc	29,171
34,496	*	Tesco plc	88,851
1,549		Travis Perkins plc	25,201
3,676		Unilever NV	153,752
4,013		Unilever plc	167,540
7,105		United Utilities Group plc	81,671
7,913		Vodafone Group plc (ADR)	220,298
1,731		Whitbread plc	76,467
6,886		WM Morrison Supermarkets plc	19,062
5,483		WPP plc	119,053
		TOTAL UNITED KINGDOM	4,075,642

UNITED STATES - 0.2%
1,736	*	Qiagen NV	42,458
		TOTAL UNITED STATES	42,458

		TOTAL COMMON STOCKS	24,058,819
		(Cost $25,656,788)

RIGHTS / WARRANTS - 0.0%
ITALY - 0.0%
1,163	m	EXOR S.p.A	0
		TOTAL ITALY	0
131

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES	COMPANY	VALUE

SPAIN - 0.0%
2,003	Ferrovial S.A.	$857
	TOTAL SPAIN	857

	TOTAL RIGHTS / WARRANTS	857
	(Cost $896)

	TOTAL INVESTMENTS - 99.2%	24,059,676
	(Cost $25,657,684)
	OTHER ASSETS & LIABILITIES, NET - 0.8%	195,679
	NET ASSETS - 100.0%	$24,255,355

Abbreviation(s):
ADR American Depositary Receipt
REIT Real Estate Investment Trust

*	Non-income producing
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $38,859.
m	Indicates a security that has been deemed illiquid.
132

TIAA-CREF FUNDS - Social Choice International Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2016

		% OF
SECTOR	VALUE	NET ASSETS
FINANCIALS	$5,293,820	21.9%
INDUSTRIALS	3,517,938	14.5
CONSUMER DISCRETIONARY	3,146,210	13.0
HEALTH CARE	2,551,823	10.5
CONSUMER STAPLES	2,309,364	9.5
MATERIALS	2,019,164	8.3
INFORMATION TECHNOLOGY	1,239,229	5.1
TELECOMMUNICATION SERVICES	1,090,283	4.5
UTILITIES	1,073,482	4.4
REAL ESTATE	1,046,751	4.3
ENERGY	771,612	3.2
OTHER ASSETS & LIABILITIES, NET	195,679	0.8

NET ASSETS	$24,255,355	100.0%
133

TIAA-CREF FUNDS - Equity Index Fund

TIAA-CREF FUNDS
EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.8%

AUTOMOBILES & COMPONENTS - 1.1%
46,078	*	Adient plc	$2,097,010
37,554	*	American Axle & Manufacturing Holdings, Inc	672,968
105,930		BorgWarner, Inc	3,796,531
26,375		Cooper Tire & Rubber Co	969,281
7,253	*	Cooper-Standard Holding, Inc	661,981
72,245		Dana Holding Corp	1,118,353
133,622		Delphi Automotive plc	8,694,784
13,305	*	Dorman Products, Inc	854,713
11,529		Drew Industries, Inc	1,032,422
12,398	*	Federal Mogul Corp (Class A)	114,806
1,965,882		Ford Motor Co	23,079,455
12,970	*	Fox Factory Holding Corp	281,449
714,575		General Motors Co	22,580,570
138,866		Gentex Corp	2,348,224
17,656	*	Gentherm, Inc	497,016
132,493		Goodyear Tire & Rubber Co	3,846,272
88,859		Harley-Davidson, Inc	5,066,740
11,160	*	Horizon Global Corp	223,646
460,780		Johnson Controls International plc	18,578,650
37,127		Lear Corp	4,558,453
7,570		Metaldyne Performance Group, Inc	116,957
21,146	*	Modine Manufacturing Co	231,549
8,720	*	Motorcar Parts of America, Inc	228,813
16,273		Spartan Motors, Inc	139,134
11,059		Standard Motor Products, Inc	540,785
12,077	*	Stoneridge, Inc	178,981
1,415		Strattec Security Corp	50,233
12,118		Superior Industries International, Inc	296,891
26,573	*	Tenneco, Inc	1,463,375
58,354	*,e	Tesla Motors, Inc	11,538,336
22,553		Thor Industries, Inc	1,788,678
9,993		Tower International, Inc	216,848
3,070	e	Unique Fabricating, Inc	38,344
22,231		Visteon Corp	1,569,731
12,900		Winnebago Industries, Inc	364,425
6,207	*	Workhorse Group, Inc	41,214
		TOTAL AUTOMOBILES & COMPONENTS	119,877,618

BANKS - 6.1%
6,433		1st Source Corp	222,324
2,590	e	Access National Corp	61,046
3,009		ACNB Corp	80,942
5,241	*	Allegiance Bancshares, Inc	138,100
3,144		American National Bankshares, Inc	85,045
16,401		Ameris Bancorp	595,356
134

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

3,475	e	Ames National Corp	$94,172
4,695		Arrow Financial Corp	148,362
63,588		Associated Banc-Corp	1,290,836
43,500		Astoria Financial Corp	636,405
8,335	*	Atlantic Capital Bancshares, Inc	125,442
24,354		Banc of California, Inc	323,908
3,811		Bancfirst Corp	273,249
14,602		Banco Latinoamericano de Exportaciones S.A. (Class E)	393,816
38,151		Bancorpsouth, Inc	896,548
19,189		Bank Mutual Corp	149,674
5,225,264		Bank of America Corp	86,216,856
28,857		Bank of Hawaii Corp	2,168,604
2,316		Bank of Marin Bancorp	117,537
57,962		Bank of the Ozarks, Inc	2,142,276
7,344		BankFinancial Corp	92,314
48,616		BankUnited	1,416,670
2,566		Bankwell Financial Group, Inc	63,278
19,110		Banner Corp	862,625
2,779		Bar Harbor Bankshares	101,017
398,324		BB&T Corp	15,614,301
6,029		Bear State Financial, Inc	53,296
34,168		Beneficial Bancorp, Inc	495,436
15,102		Berkshire Hills Bancorp, Inc	446,264
11,500		Blue Hills Bancorp, Inc	178,825
18,329		BNC Bancorp	456,392
29,411	*,e	BofI Holding, Inc	547,927
12,602	e	BOK Financial Corp	894,994
33,474		Boston Private Financial Holdings, Inc	440,183
8,056		Bridge Bancorp, Inc	221,943
33,112		Brookline Bancorp, Inc	423,834
8,081		Bryn Mawr Bank Corp	253,743
3,755	*	BSB Bancorp, Inc	91,997
1,549		C&F Financial Corp	64,748
7,531		Camden National Corp	248,674
9,174		Capital Bank Financial Corp	300,448
4,271		Capital City Bank Group, Inc	64,236
84,860		Capitol Federal Financial	1,244,896
12,761		Cardinal Financial Corp	335,359
4,967		Carolina Financial Corp	113,248
11,872	*	Cascade Bancorp	72,538
36,003		Cathay General Bancorp	1,078,290
22,222		Centerstate Banks of Florida, Inc	415,107
8,558		Central Pacific Financial Corp	219,342
4,092		Central Valley Community Bancorp	58,597
1,649		Century Bancorp, Inc	74,782
8,748		Charter Financial Corp	110,662
34,513		Chemical Financial Corp	1,482,333
1,442	e	Chemung Financial Corp	41,097
97,257		CIT Group, Inc	3,533,347
1,496,335		Citigroup, Inc	73,544,865
5,032		Citizens & Northern Corp	105,269
259,226		Citizens Financial Group, Inc	6,828,013
6,773		City Holding Co	354,025
135

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

10,322		Clifton Bancorp, Inc	$157,823
5,791		CNB Financial Corp	113,214
17,885		CoBiz, Inc	227,497
3,856		Codorus Valley Bancorp, Inc	80,582
32,896		Columbia Banking System, Inc	1,086,226
85,334		Comerica, Inc	4,445,048
47,079		Commerce Bancshares, Inc	2,345,476
33,347		Community Bank System, Inc	1,570,977
6,977		Community Trust Bancorp, Inc	255,009
4,655	*,e,m	CommunityOne Bancorp	66,334
11,785		ConnectOne Bancorp, Inc	216,255
2,437		County Bancorp, Inc	48,009
6,901	*	CU Bancorp	162,173
28,081	e	Cullen/Frost Bankers, Inc	2,133,875
11,525	*	Customers Bancorp, Inc	311,982
65,768		CVB Financial Corp	1,103,587
15,318		Dime Community Bancshares	248,152
16,871	*	Eagle Bancorp, Inc	829,210
70,051		East West Bancorp, Inc	2,767,715
3,160		Enterprise Bancorp, Inc	82,476
11,187		Enterprise Financial Services Corp	370,290
2,384	*	Equity Bancshares, Inc	62,056
4,031	e	ESSA Bancorp, Inc	54,338
36,435	*	Essent Group Ltd	963,341
38,938		EverBank Financial Corp	751,893
2,904		Farmers Capital Bank Corp	91,186
11,953		Farmers National Banc Corp	125,506
14,519	*	FCB Financial Holdings, Inc	541,559
6,393		Federal Agricultural Mortgage Corp (Class C)	261,026
10,179		Fidelity Southern Corp	185,563
380,885		Fifth Third Bancorp	8,288,058
5,686		Financial Institutions, Inc	152,669
9,604		First Bancorp (NC)	189,871
56,710	*	First Bancorp (Puerto Rico)	290,922
3,643		First Bancorp, Inc	86,230
15,209		First Busey Corp	351,480
3,244		First Business Financial Services, Inc	61,149
4,890		First Citizens Bancshares, Inc (Class A)	1,422,990
43,405		First Commonwealth Financial Corp	440,995
6,839		First Community Bancshares, Inc	154,903
6,078	*	First Community Financial Partners, Inc	58,045
6,547		First Connecticut Bancorp	116,209
3,699		First Defiance Financial Corp	146,037
29,861		First Financial Bancorp	642,011
37,366	e	First Financial Bankshares, Inc	1,352,649
4,551		First Financial Corp	182,495
4,121		First Financial Northwest, Inc	65,524
6,474	*	First Foundation, Inc	160,167
95,427		First Horizon National Corp	1,470,530
2,693		First Internet Bancorp	70,691
9,611		First Interstate Bancsystem, Inc	306,591
19,713		First Merchants Corp	554,921
2,943		First Mid-Illinois Bancshares, Inc	77,960
136

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

38,814		First Midwest Bancorp, Inc	$749,498
9,317	*	First NBC Bank Holding Co	50,312
5,007	*	First Northwest Bancorp	68,546
6,789		First of Long Island Corp	216,909
68,933		First Republic Bank	5,130,683
8,294	*	Flagstar Bancorp, Inc	227,504
11,966		Flushing Financial Corp	256,312
102,037		FNB Corp	1,333,624
4,591	*	Franklin Financial Network, Inc	149,667
119,516		Fulton Financial Corp	1,780,788
6,871		German American Bancorp, Inc	267,488
37,114		Glacier Bancorp, Inc	1,048,842
5,092		Great Southern Bancorp, Inc	210,554
29,976		Great Western Bancorp, Inc	966,426
4,011	*	Green Bancorp, Inc	41,514
5,658		Guaranty Bancorp	107,502
37,485		Hancock Holding Co	1,257,622
12,696		Hanmi Financial Corp	317,400
10,567		Heartland Financial USA, Inc	395,734
12,384		Heritage Commerce Corp	134,366
14,020		Heritage Financial Corp	257,968
9,193		Heritage Oaks Bancorp	73,084
58,818	*	Hilltop Holdings, Inc	1,452,805
689		Hingham Institution for Savings	98,837
2,808		Home Bancorp, Inc	80,618
58,908		Home Bancshares, Inc	1,267,111
8,704	*	HomeStreet, Inc	239,795
8,420	*	HomeTrust Bancshares, Inc	156,612
62,060		Hope Bancorp, Inc	1,001,648
5,273		Horizon Bancorp	152,917
506,978		Huntington Bancshares, Inc	5,373,967
14,980		IBERIABANK Corp	983,437
3,645	*	Impac Mortgage Holdings, Inc	57,773
12,342		Independent Bank Corp (MA)	680,661
9,223		Independent Bank Corp (MI)	154,946
4,046		Independent Bank Group, Inc	195,422
26,696		International Bancshares Corp	823,572
144,820		Investors Bancorp, Inc	1,775,493
1,841,386		JPMorgan Chase & Co	127,534,394
34,024		Kearny Financial Corp	474,635
587,226		Keycorp	8,291,631
3,676		Lake Sunapee Bank Group	66,977
18,503		Lakeland Bancorp, Inc	261,817
14,457		Lakeland Financial Corp	532,596
4,465		LCNB Corp	76,798
18,393		LegacyTexas Financial Group, Inc	629,225
4,961	*,e	LendingTree, Inc	396,136
9,830	e	Live Oak Bancshares, Inc	156,789
73,137		M&T Bank Corp	8,976,104
12,652	e	Macatawa Bank Corp	102,861
11,159		MainSource Financial Group, Inc	278,529
30,171		MB Financial, Inc	1,097,923
8,948		MBT Financial Corp	78,742
137

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

6,978		Mercantile Bank Corp	$192,035
1,972		Merchants Bancshares, Inc	84,796
33,771		Meridian Bancorp, Inc	538,647
2,375		Meta Financial Group, Inc	173,969
170,971	*	MGIC Investment Corp	1,395,123
2,446		Middleburg Financial Corp	74,163
1,950		Midland States Bancorp, Inc	49,784
3,997		MidWestOne Financial Group, Inc	116,233
2,513		MutualFirst Financial, Inc	68,731
16,489		National Bank Holdings Corp	401,342
2,810	e	National Bankshares, Inc	97,648
4,061	*	National Commerce Corp	114,926
16,262	*,e	Nationstar Mortgage Holdings, Inc	245,719
20,562		NBT Bancorp, Inc	693,145
258,794		New York Community Bancorp, Inc	3,716,282
3,552	*	Nicolet Bankshares, Inc	137,676
20,415	*	NMI Holdings, Inc	156,175
23,793		Northfield Bancorp, Inc	391,395
3,306		Northrim BanCorp, Inc	81,162
83,109		Northwest Bancshares, Inc	1,308,136
9,848		OceanFirst Financial Corp	203,657
21,168		OFG Bancorp	225,439
4,255		Old Line Bancshares, Inc	83,760
64,572		Old National Bancorp	949,208
11,628		Old Second Bancorp, Inc	90,117
4,709		Opus Bank	94,415
27,054		Oritani Financial Corp	423,395
3,502		Orrstown Financial Services, Inc	73,192
9,324		Pacific Continental Corp	159,907
13,151	*	Pacific Premier Bancorp, Inc	339,953
72,344		PacWest Bancorp	3,139,006
10,915		Park National Corp	1,057,991
25,387		Park Sterling Bank	218,582
7,363		Peapack Gladstone Financial Corp	155,727
1,915		Penns Woods Bancorp, Inc	81,388
5,122	*	PennyMac Financial Services, Inc	87,586
7,855		Peoples Bancorp, Inc	194,568
3,001		Peoples Financial Services Corp	119,560
137,110	e	People’s United Financial, Inc	2,226,666
6,152		People’s Utah Bancorp	123,348
26,058	*	PHH Corp	378,362
24,287		Pinnacle Financial Partners, Inc	1,253,209
252,592		PNC Financial Services Group, Inc	24,147,795
49,963		Popular, Inc	1,813,657
5,949		Preferred Bank	225,586
4,051	e	Premier Financial Bancorp, Inc	68,138
39,077		PrivateBancorp, Inc	1,767,843
32,606		Prosperity Bancshares, Inc	1,808,655
2,962		Provident Financial Holdings, Inc	56,515
22,929		Provident Financial Services, Inc	520,259
5,576		QCR Holdings, Inc	181,220
104,710		Radian Group, Inc	1,423,009
595,462		Regions Financial Corp	6,377,398
138

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

19,695		Renasant Corp	$664,509
4,212		Republic Bancorp, Inc (Class A)	133,268
15,691	*	Republic First Bancorp, Inc	61,979
16,780		S&T Bancorp, Inc	526,724
11,418		Sandy Spring Bancorp, Inc	361,951
14,091	*	Seacoast Banking Corp of Florida	245,324
11,104		ServisFirst Bancshares, Inc	601,171
5,605		SI Financial Group, Inc	73,145
5,108		Sierra Bancorp	91,229
31,146	*	Signature Bank	3,754,962
14,281		Simmons First National Corp (Class A)	704,767
15,850		South State Corp	1,162,598
2,686	*	Southern First Bancshares, Inc	71,313
2,726		Southern Missouri Bancorp, Inc	67,032
5,361		Southern National Bancorp of Virginia, Inc	70,336
11,996		Southside Bancshares, Inc	391,310
7,722		Southwest Bancorp, Inc	144,015
17,135		State Bank & Trust Co	377,827
52,783		Sterling Bancorp/DE	950,094
10,273		Stock Yards Bancorp, Inc	350,309
5,678		Stonegate Bank	196,686
4,609		Suffolk Bancorp	165,924
4,018	e	Summit Financial Group, Inc	79,436
5,433		Sun Bancorp, Inc	124,959
240,860		SunTrust Banks, Inc	10,894,098
25,315	*	SVB Financial Group	3,095,265
67,263		Synovus Financial Corp	2,224,387
67,434		TCF Financial Corp	964,306
3,666		Territorial Bancorp, Inc	104,554
28,042	*	Texas Capital Bancshares, Inc	1,662,891
55,767		TFS Financial Corp	993,768
13,492	*	The Bancorp, Inc	84,055
7,418		Tompkins Trustco, Inc	588,099
27,394		TowneBank	679,371
9,011		Trico Bancshares	237,170
8,498	*	Tristate Capital Holdings, Inc	149,990
7,756	*	Triumph Bancorp, Inc	144,262
43,902		Trustco Bank Corp NY	307,314
36,220		Trustmark Corp	1,002,570
21,800		UMB Financial Corp	1,352,690
106,950		Umpqua Holdings Corp	1,634,196
20,968		Union Bankshares Corp	585,636
1,900	e	Union Bankshares, Inc	62,700
46,637	e	United Bankshares, Inc	1,758,215
37,399		United Community Banks, Inc	806,696
19,365		United Community Financial Corp	142,333
19,970		United Financial Bancorp, Inc (New)	293,759
11,444		Univest Corp of Pennsylvania	271,795
833,756		US Bancorp	37,318,919
150,278		Valley National Bancorp	1,481,741
4,072	*	Veritex Holdings, Inc	71,789
13,347	*	Walker & Dunlop, Inc	321,262
16,698	*,e	Walter Investment Management Corp	83,490
139

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

51,702		Washington Federal, Inc	$1,408,880
7,198		Washington Trust Bancorp, Inc	330,388
3,753		WashingtonFirst Bankshares, Inc	91,761
13,586		Waterstone Financial, Inc	230,283
36,708		Webster Financial Corp	1,483,003
2,323,467		Wells Fargo & Co	106,902,717
22,096		WesBanco, Inc	727,179
6,091		West Bancorporation, Inc	117,556
21,336	e	Westamerica Bancorporation	1,057,412
45,525	*	Western Alliance Bancorp	1,700,814
7,045		Western New England Bancorp, Inc	55,656
23,570		Wintrust Financial Corp	1,271,602
100,521	*	WMIH Corp	211,094
12,825		WSFS Financial Corp	449,516
15,264	*,e	Xenith Bankshares, Inc	35,718
24,350		Yadkin Financial Corp	675,469
90,422		Zions Bancorporation	2,912,493
		TOTAL BANKS	686,355,930

CAPITAL GOODS - 7.6%
293,459		3M Co	48,508,773
69,314		A.O. Smith Corp	3,130,913
25,084		Aaon, Inc	751,266
14,774		AAR Corp	475,280
27,308		Actuant Corp (Class A)	608,968
21,883		Acuity Brands, Inc	4,892,382
19,055	e	Advanced Drainage Systems, Inc	363,950
70,612	*	Aecom Technology Corp	1,966,544
17,231	*	Aegion Corp	318,946
28,687	*	Aerojet Rocketdyne Holdings, Inc	504,891
9,931	*	Aerovironment, Inc	238,245
36,885		AGCO Corp	1,884,086
47,884		Air Lease Corp	1,448,970
28,765		Aircastle Ltd	591,121
4,528		Alamo Group, Inc	293,958
13,760		Albany International Corp (Class A)	560,720
44,943		Allegion plc	2,869,161
2,945		Allied Motion Technologies, Inc	58,252
76,401		Allison Transmission Holdings, Inc	2,237,785
12,193		Altra Holdings, Inc	359,693
8,663	*	Ameresco, Inc	41,582
6,730	e	American Railcar Industries, Inc	247,529
6,024	*,e	American Superconductor Corp	38,614
8,421	*	American Woodmark Corp	629,049
109,862		Ametek, Inc	4,844,914
13,179		Apogee Enterprises, Inc	537,044
16,844		Applied Industrial Technologies, Inc	855,675
6,376		Argan, Inc	362,476
11,629	*	Armstrong Flooring, Inc	188,274
20,205	*	Armstrong World Industries, Inc	757,687
9,399		Astec Industries, Inc	520,329
9,721	*	Astronics Corp	359,871
8,437	*	Atkore International Group, Inc	158,616
140

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

12,795		AZZ, Inc	$681,334
21,982	*	Babcock & Wilcox Enterprises, Inc	345,997
24,354		Barnes Group, Inc	970,263
49,825		BE Aerospace, Inc	2,965,584
28,927	*	Beacon Roofing Supply, Inc	1,216,091
26,687	*	BMC Stock Holdings, Inc	441,670
304,483		Boeing Co	43,367,514
22,014		Briggs & Stratton Corp	409,901
40,730	*	Builders FirstSource, Inc	393,859
45,709		BWX Technologies, Inc	1,792,707
11,658	*	Caesarstone Sdot-Yam Ltd	412,110
8,206	*	CAI International, Inc	62,448
30,887		Carlisle Cos, Inc	3,238,502
278,432		Caterpillar, Inc	23,237,935
14,772	*	Chart Industries, Inc	409,775
51,676		Chicago Bridge & Iron Co NV	1,654,666
7,518		CIRCOR International, Inc	404,318
23,768		Clarcor, Inc	1,478,607
47,890	*	Colfax Corp	1,522,423
7,576		Columbus McKinnon Corp	147,656
19,570		Comfort Systems USA, Inc	564,594
16,862	*	Continental Building Products Inc	344,828
22,482		Crane Co	1,529,001
7,120	*	CSW Industrials, Inc	220,364
12,289		Cubic Corp	524,740
78,787		Cummins, Inc	10,070,554
20,863		Curtiss-Wright Corp	1,869,742
299,383		Danaher Corp	23,516,535
155,219		Deere & Co	13,705,838
29,960	*	DigitalGlobe, Inc	751,996
61,940		Donaldson Co, Inc	2,262,049
11,557		Douglas Dynamics, Inc	370,980
74,559		Dover Corp	4,987,252
4,457	*	Ducommun, Inc	84,861
5,115	*	DXP Enterprises, Inc	111,456
15,401	*	Dycom Industries, Inc	1,184,799
6,313		Dynamic Materials Corp	68,496
234,434		Eaton Corp	14,949,856
29,434		EMCOR Group, Inc	1,779,580
321,715		Emerson Electric Co	16,304,516
9,755		Encore Wire Corp	333,133
7,645	*,e	Energous Corp	104,201
16,133	*	Energy Recovery, Inc	196,984
21,108		EnerSys	1,374,764
8,686		Engility Holdings, Inc	249,549
12,925		EnPro Industries, Inc	699,501
55,724		Equifax, Inc	6,908,104
12,221		ESCO Technologies, Inc	544,446
14,101	*	Esterline Technologies Corp	1,035,718
138,956		Fastenal Co	5,416,505
24,641		Federal Signal Corp	302,591
63,554		Flowserve Corp	2,691,512
68,098		Fluor Corp	3,540,415
141

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

151,034		Fortive Corp	$7,710,286
73,398		Fortune Brands Home & Security, Inc	4,009,733
21,653		Franklin Electric Co, Inc	789,252
5,538		Freightcar America, Inc	72,326
24,455	*,e	FuelCell Energy, Inc	81,924
22,457	e	GATX Corp	982,943
3,280	*	Gencor Industries, Inc	39,688
30,017	*	Generac Holdings, Inc	1,143,348
21,698		General Cable Corp	303,772
122,002		General Dynamics Corp	18,390,581
4,643,820		General Electric Co	135,135,162
16,324	*	Gibraltar Industries, Inc	635,004
11,068		Global Brass & Copper Holdings, Inc	317,652
9,996		Gorman-Rupp Co	240,104
27,029		Graco, Inc	2,024,472
4,428		Graham Corp	79,040
20,718		Granite Construction, Inc	1,018,497
30,484	*	Great Lakes Dredge & Dock Corp	108,218
13,035	e	Greenbrier Cos, Inc	410,603
17,223		Griffon Corp	287,624
20,553		H&E Equipment Services, Inc	286,714
5,911		Hardinge, Inc	57,337
44,298		Harsco Corp	431,906
17,374	*,e	HC2 Holdings, Inc	69,149
98,194	*	HD Supply Holdings, Inc	3,240,402
8,701		HEICO Corp	587,840
18,295		HEICO Corp (Class A)	1,097,700
28,807	*	Herc Holdings, Inc	866,803
43,804		Hexcel Corp	1,992,644
28,500		Hillenbrand, Inc	864,975
381,545		Honeywell International, Inc	41,847,855
28,632		Hubbell, Inc	2,992,617
23,406		Huntington Ingalls	3,776,792
2,730		Hurco Cos, Inc	71,526
4,045		Hyster-Yale Materials Handling, Inc	235,459
37,151		IDEX Corp	3,211,332
3,513	*	IES Holdings, Inc	52,519
144,953		Illinois Tool Works, Inc	16,462,312
128,825		Ingersoll-Rand plc	8,668,634
8,446		Insteel Industries, Inc	227,197
44,089		ITT, Inc	1,552,815
56,531	*	Jacobs Engineering Group, Inc	2,915,869
15,232		John Bean Technologies Corp	1,216,275
47,731		Joy Global, Inc	1,328,354
5,112		Kadant, Inc	264,035
12,142		Kaman Corp	530,120
69,895		KBR, Inc	1,035,145
44,793		Kennametal, Inc	1,268,090
14,738	*,e	KEYW Holding Corp	154,602
24,712	*	KLX, Inc	850,587
18,068	*	Kratos Defense & Security Solutions, Inc	101,542
37,524		L-3 Communications Holdings, Inc	5,138,537
1,979	*	Lawson Products, Inc	37,304
142

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

9,010	*	Layne Christensen Co	$77,216
23,407		Lennox International, Inc	3,414,847
29,834		Lincoln Electric Holdings, Inc	1,963,972
9,617	e	Lindsay Corp	753,011
128,852		Lockheed Martin Corp	31,746,556
11,159		LSI Industries, Inc	95,967
7,959	*	Lydall, Inc	372,083
62,639		Manitowoc Co, Inc	253,062
61,537	*	Manitowoc Foodservice, Inc	929,824
162,407		Masco Corp	5,015,128
19,091	*	Masonite International Corp	1,086,278
32,149	*	Mastec, Inc	917,854
18,997	*	Mercury Systems, Inc	527,737
43,101	*	Meritor, Inc	443,078
27,640	*	Middleby Corp	3,098,720
7,157	*	Milacron Holdings Corp	104,206
5,071		Miller Industries, Inc	111,308
15,534	*	Moog, Inc (Class A)	902,059
44,127	*	MRC Global, Inc	650,432
21,958		MSC Industrial Direct Co (Class A)	1,598,542
27,346		Mueller Industries, Inc	828,310
75,294		Mueller Water Products, Inc (Class A)	927,622
8,496	*	MYR Group, Inc	253,521
2,393		National Presto Industries, Inc	208,789
27,494	*,e	Navistar International Corp	613,116
14,901	*	NCI Building Systems, Inc	214,574
4,363	*	Neff Corp	39,485
16,777		NN, Inc	296,114
31,250		Nordson Corp	3,129,063
84,617		Northrop Grumman Corp	19,377,293
79,047	*	NOW, Inc	1,704,253
4,023	*	NV5 Holdings, Inc	115,058
1,327		Omega Flex, Inc	50,466
27,401		Orbital ATK, Inc	2,037,538
16,581	*	Orion Marine Group, Inc	133,974
36,649		Oshkosh Truck Corp	1,960,722
56,057		Owens Corning, Inc	2,734,460
166,769		Paccar, Inc	9,158,953
67,003		Parker Hannifin Corp	8,224,618
7,953	*	Patrick Industries, Inc	456,105
81,258		Pentair plc	4,479,754
29,257	*	PGT, Inc	286,719
79,073	*,e	Plug Power, Inc	120,982
10,543	*	Ply Gem Holdings, Inc	144,439
4,787		Powell Industries, Inc	169,412
2,412	*	Power Solutions International, Inc	23,035
1,112		Preformed Line Products Co	47,838
22,842		Primoris Services Corp	457,525
14,748	*	Proto Labs, Inc	659,236
13,625		Quanex Building Products Corp	222,088
78,775	*	Quanta Services, Inc	2,264,781
17,426		Raven Industries, Inc	373,788
149,008		Raytheon Co	20,355,983
143

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

17,285	*	RBC Bearings, Inc	$1,233,285
21,922		Regal-Beloit Corp	1,295,590
41,807	*	Rexnord Corp	831,541
62,113		Rockwell Automation, Inc	7,436,168
65,999		Rockwell Collins, Inc	5,565,036
50,935		Roper Industries, Inc	8,827,545
3,027	*,e	Rush Enterprises, Inc	76,886
15,653	*	Rush Enterprises, Inc (Class A)	410,891
20,164		Simpson Manufacturing Co, Inc	863,019
5,253	*	SiteOne Landscape Supply, Inc	163,789
27,454		Snap-On, Inc	4,230,661
37,081	*,e	SolarCity Corp	726,788
5,336	*	Sparton Corp	127,690
64,517	*	Spirit Aerosystems Holdings, Inc (Class A)	3,249,076
35,117	*	SPX Corp	667,574
17,452	*	SPX FLOW, Inc	437,871
7,474		Standex International Corp	571,014
74,508		Stanley Works	8,481,991
10,632		Sun Hydraulics Corp	312,900
50,428	*,e	Sunrun, Inc	262,730
12,446		Supreme Industries, Inc	151,717
32,587	*,e	Taser International, Inc	729,297
15,081	*	Teledyne Technologies, Inc	1,623,922
8,477		Tennant Co	533,627
55,283		Terex Corp	1,320,158
24,281		Textainer Group Holdings Ltd	184,536
143,977		Textron, Inc	5,770,598
5,099	*,e	The ExOne Company	60,831
20,692	*	Thermon Group Holdings	379,284
38,654		Timken Co	1,277,515
25,845		Titan International, Inc	263,361
6,762	*	Titan Machinery, Inc	62,819
51,672		Toro Co	2,474,055
25,217	*	TransDigm Group, Inc	6,870,624
14,357	*	Trex Co, Inc	772,550
21,857	*	Trimas Corp	392,333
73,690		Trinity Industries, Inc	1,573,282
25,073		Triton International Ltd	302,631
23,858		Triumph Group, Inc	565,435
21,354	*	Tutor Perini Corp	406,794
44,378	*	United Rentals, Inc	3,357,639
390,499		United Technologies Corp	39,908,998
23,137	*	Univar, Inc	514,798
9,656		Universal Forest Products, Inc	830,319
42,430	*	USG Corp	1,068,387
10,648		Valmont Industries, Inc	1,362,412
4,334	*	Vectrus, Inc	72,681
3,422	*	Veritiv Corp	184,617
6,360	*	Vicor Corp	81,090
30,544		W.W. Grainger, Inc	6,356,817
49,012	*	Wabash National Corp	551,385
25,876	*	WABCO Holdings, Inc	2,547,751
219,176		Waste Management, Inc	14,391,096
144

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

12,701		Watsco, Inc	$1,743,720
13,450		Watts Water Technologies, Inc (Class A)	807,000
20,492	*	WESCO International, Inc	1,110,666
42,542	e	Westinghouse Air Brake Technologies Corp	3,288,922
2,234	*	Willis Lease Finance Corp	59,447
25,682		Woodward Governor Co	1,514,724
80,712		Xylem, Inc	3,900,811
		TOTAL CAPITAL GOODS	853,845,789

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
23,642		ABM Industries, Inc	923,929
40,054		Acacia Research (Acacia Technologies)	234,316
51,156	*	ACCO Brands Corp	567,832
23,077	*	Advisory Board Co	918,465
4,800	*,e	Aqua Metals, Inc	42,960
17,200	*	ARC Document Solutions, Inc	58,996
2,966		Barrett Business Services, Inc	132,966
22,044		Brady Corp (Class A)	729,656
31,405		Brink’s Co	1,242,068
15,707	*	Casella Waste Systems, Inc (Class A)	175,918
24,005	*	CBIZ, Inc	265,255
17,057		CEB, Inc	829,823
13,715		Ceco Environmental Corp	135,778
46,537		Cintas Corp	4,964,102
25,423	*	Clean Harbors, Inc	1,203,016
6,918	*	Cogint, Inc	26,288
48,813	*	Copart, Inc	2,561,218
56,807		Covanta Holding Corp	852,105
4,164	*	CRA International, Inc	129,667
22,263		Deluxe Corp	1,362,496
18,658		Dun & Bradstreet Corp	2,329,451
64,481	*,m	Dyax Corp	71,574
12,402		Ennis, Inc	181,689
17,629		Essendant, Inc	270,605
14,650		Exponent, Inc	838,712
4,553	*	Franklin Covey Co	83,320
20,255	*	FTI Consulting, Inc	789,135
9,541		G & K Services, Inc (Class A)	903,533
5,783	*	GP Strategies Corp	149,491
30,137		Healthcare Services Group	1,114,165
7,483		Heidrick & Struggles International, Inc	138,436
5,084	*	Heritage-Crystal Clean, Inc	66,600
25,719		Herman Miller, Inc	714,988
15,433	*	Hill International, Inc	59,417
21,929		HNI Corp	891,633
10,579	*	Huron Consulting Group, Inc	592,953
8,658	*	ICF International, Inc	401,731
15,602	*	Innerworkings, Inc	137,454
16,156		Insperity, Inc	1,214,931
29,536		Interface, Inc	468,146
68,516		KAR Auction Services, Inc	2,917,411
14,073		Kelly Services, Inc (Class A)	263,587
10,767		Kforce, Inc	186,807
145

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

18,271		Kimball International, Inc (Class B)	$228,388
19,323		Knoll, Inc	418,150
24,613		Korn/Ferry International	501,859
12,060	*	LSC Communications, Inc	292,334
34,839		Manpower, Inc	2,675,635
13,491		Matthews International Corp (Class A)	808,111
10,372		McGrath RentCorp	312,197
8,188	*	Mistras Group, Inc	171,457
19,252		Mobile Mini, Inc	488,038
17,466		MSA Safety, Inc	1,018,268
6,262		Multi-Color Corp	406,560
23,237	*	Navigant Consulting, Inc	543,746
176,268		Nielsen NV	7,935,585
22,397	*	On Assignment, Inc	770,681
92,177		Pitney Bowes, Inc	1,644,438
13,081		Quad Graphics, Inc	310,805
114,204		Republic Services, Inc	6,010,557
15,702		Resources Connection, Inc	233,175
60,455		Robert Half International, Inc	2,262,226
67,220		Rollins, Inc	2,071,720
22,513	*	RPX Corp	219,727
32,162		RR Donnelley & Sons Co	570,875
8,308	*	SP Plus Corp	209,362
36,944		Steelcase, Inc (Class A)	493,202
40,697	*	Stericycle, Inc	3,259,423
13,196	*	Team, Inc	405,777
28,151		Tetra Tech, Inc	1,082,406
26,360	*	TransUnion	823,486
6,571	*	TRC Cos, Inc	53,554
20,620	*	TriNet Group, Inc	387,037
20,186	*	TrueBlue, Inc	353,255
11,835		Unifirst Corp	1,449,788
10,179		US Ecology, Inc	430,063
76,567	*	Verisk Analytics, Inc	6,244,039
9,678		Viad Corp	401,637
4,264		VSE Corp	122,974
17,664	*	WageWorks, Inc	1,041,293
22,949		West Corp	452,554
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	79,247,005

CONSUMER DURABLES & APPAREL - 1.5%
5,230	e	Arctic Cat, Inc	78,398
6,685		Bassett Furniture Industries, Inc	153,421
24,298	*	Beazer Homes USA, Inc	248,569
44,989		Brunswick Corp	1,957,022
36,066		CalAtlantic Group, Inc	1,165,653
71,673		Callaway Golf Co	731,781
24,197		Carter’s, Inc	2,089,169
3,668	*	Cavco Industries, Inc	338,923
17,041	*	Century Communities, Inc	335,708
136,383		Coach, Inc	4,894,786
13,284		Columbia Sportswear Co	752,406
34,925	*	CROCS, Inc	268,573
146

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

3,648		CSS Industries, Inc	$91,565
4,107		Culp, Inc	114,996
15,525	*	Deckers Outdoor Corp	810,250
3,427	*	Delta Apparel, Inc	56,546
164,932		DR Horton, Inc	4,754,990
3,755		Escalade, Inc	45,623
11,434		Ethan Allen Interiors, Inc	351,024
3,208		Flexsteel Industries, Inc	134,415
19,903	*	Fossil Group, Inc	542,755
59,320		Garmin Ltd	2,868,715
20,862	*	G-III Apparel Group Ltd	544,915
54,749	*,e	GoPro, Inc	699,692
11,271	*,e	Green Brick Partners, Inc	86,223
184,503		Hanesbrands, Inc	4,741,727
34,395		Harman International Industries, Inc	2,741,625
56,504		Hasbro, Inc	4,712,999
13,597	*	Helen of Troy Ltd	1,108,155
7,845		Hooker Furniture Corp	206,324
59,283	*	Hovnanian Enterprises, Inc (Class A)	92,481
44,907	*,e	Iconix Brand Group, Inc	353,867
12,444	*	Installed Building Products Inc	411,274
12,744	*	iRobot Corp	646,121
7,723	*,e	Jakks Pacific, Inc	51,744
2,125		Johnson Outdoors, Inc	76,458
62,381	*	Kate Spade & Co	1,044,882
48,092	e	KB Home	699,258
22,054		La-Z-Boy, Inc	516,064
60,382		Leggett & Platt, Inc	2,770,326
4,675		Lennar Corp (B Shares)	156,706
88,307		Lennar Corp (Class A)	3,681,519
9,217	*,e	LGI Homes, Inc	274,298
10,480		Libbey, Inc	167,785
3,865		Lifetime Brands, Inc	54,690
49,149	*	Lululemon Athletica, Inc	2,813,780
13,342	*	M/I Homes, Inc	286,986
7,425	*	Malibu Boats Inc	108,925
4,381		Marine Products Corp	40,962
170,955		Mattel, Inc	5,390,211
3,826		MCBC Holdings, Inc	42,622
19,340		MDC Holdings, Inc	458,551
18,512	*	Meritage Homes Corp	572,946
84,026	*	Michael Kors Holdings Ltd	4,266,840
30,013	*	Mohawk Industries, Inc	5,531,396
9,860		Movado Group, Inc	217,413
1,709		Nacco Industries, Inc (Class A)	125,013
14,642	*	Nautilus, Inc	257,699
4,014	*	New Home Co Inc	40,220
236,294		Newell Rubbermaid, Inc	11,346,838
666,356		Nike, Inc (Class B)	33,437,744
1,683	*	NVR, Inc	2,563,209
7,374		Oxford Industries, Inc	462,497
5,118	*	Perry Ellis International, Inc	95,144
41,162		Phillips-Van Heusen Corp	4,403,511
147

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

29,487	e	Polaris Industries, Inc	$2,258,999
20,078		Pool Corp	1,858,821
168,413		Pulte Homes, Inc	3,132,482
30,341		Ralph Lauren Corp	2,976,452
18,944	*	Sequential Brands Group, Inc	136,397
67,757	*	Skechers U.S.A., Inc (Class A)	1,424,930
30,998	*,e	Smith & Wesson Holding Corp	819,277
29,741	*	Steven Madden Ltd	993,349
9,075		Sturm Ruger & Co, Inc	558,113
3,027		Superior Uniform Group, Inc	53,850
15,358	*	Taylor Morrison Home Corp	262,007
26,059	*,e	Tempur-Pedic International, Inc	1,409,010
75,808	*	Toll Brothers, Inc	2,080,172
20,118	*	TopBuild Corp	606,155
80,243	*	TRI Pointe Homes, Inc	869,032
25,239		Tupperware Corp	1,502,225
90,690	*	Under Armour, Inc	2,345,243
89,311	*,e	Under Armour, Inc (Class A)	2,777,572
9,279	*	Unifi, Inc	266,771
6,905	*	Universal Electronics, Inc	484,386
11,056	*	Vera Bradley, Inc	147,819
166,600		VF Corp	9,031,386
21,199	*,e	Vince Holding Corp	115,535
30,738	*	Vista Outdoor, Inc	1,188,638
11,279	*	WCI Communities, Inc	261,109
2,514		Weyco Group, Inc	63,629
38,070		Whirlpool Corp	5,703,647
16,241	*,e	William Lyon Homes, Inc	290,064
47,073		Wolverine World Wide, Inc	1,005,009
12,715	*	Zagg, Inc	82,648
		TOTAL CONSUMER DURABLES & APPAREL	165,791,655

CONSUMER SERVICES - 2.1%
6,940	*	American Public Education, Inc	139,841
44,579	*	Apollo Group, Inc (Class A)	391,849
120,543		ARAMARK Holdings Corp	4,487,816
5,634	*	Ascent Media Corp (Series A)	114,821
45,558	*	Belmond Ltd.	589,976
11,284	*	BJ’s Restaurants, Inc	407,352
50,801		Bloomin’ Brands, Inc	878,857
9,783		Bob Evans Farms, Inc	403,255
2,987	*,e	Bojangles’, Inc	44,208
41,402	*	Boyd Gaming Corp	739,440
6,509	*	Bridgepoint Education, Inc	44,001
22,432	*	Bright Horizons Family Solutions	1,500,925
26,863	e	Brinker International, Inc	1,322,734
9,211	*	Buffalo Wild Wings, Inc	1,341,582
21,649	*	Caesars Acquisition Co	252,211
26,717	*,e	Caesars Entertainment Corp	189,691
6,499	*	Cambium Learning Group, Inc	33,665
4,909		Capella Education Co	358,848
28,671	*	Career Education Corp	206,144
204,897		Carnival Corp	10,060,443
148

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

6,526		Carriage Services, Inc	$154,275
29,234	*	Carrols Restaurant Group, Inc	365,425
11,016	*	Century Casinos, Inc	69,841
19,861		Cheesecake Factory	1,056,407
38,833	*,e	Chegg, Inc	258,239
15,322	*	Chipotle Mexican Grill, Inc (Class A)	5,527,565
15,685		Choice Hotels International, Inc	759,938
6,490		Churchill Downs, Inc	882,640
9,542	*	Chuy’s Holdings, Inc	270,993
29,950		ClubCorp Holdings, Inc	345,922
2,954		Collectors Universe	55,506
9,315	e	Cracker Barrel Old Country Store, Inc	1,285,470
58,950	*	Darden Restaurants, Inc	3,819,370
19,613	*	Dave & Buster’s Entertainment, Inc	810,998
11,445	*	Del Frisco’s Restaurant Group, Inc	163,663
10,843	*,e	Del Taco Restaurants, Inc	145,405
36,430	*	Denny’s Corp	377,779
30,409	e	DeVry Education Group, Inc	690,284
8,431		DineEquity, Inc	666,892
25,448		Domino’s Pizza, Inc	4,306,820
45,609		Dunkin Brands Group, Inc	2,205,651
9,550	*	El Pollo Loco Holdings, Inc	116,510
15,767	*	Eldorado Resorts, Inc	190,781
1,317	*	Empire Resorts, Inc	25,221
38,721		Extended Stay America, Inc	553,710
12,714	*	Fiesta Restaurant Group, Inc	335,650
4,866		Golden Entertainment, Inc	55,764
1,904		Graham Holdings Co	904,400
19,507	*	Grand Canyon Education, Inc	851,285
133,731		H&R Block, Inc	3,071,801
4,579	*,e	Habit Restaurants, Inc	64,793
256,453		Hilton Worldwide Holdings, Inc	5,795,838
70,943	*	Houghton Mifflin Harcourt Co	897,429
13,420	*,e	Hyatt Hotels Corp	681,602
54,591		ILG, Inc	894,201
47,329		International Game Technology plc	1,359,289
12,648		International Speedway Corp (Class A)	416,119
10,279	*	Intrawest Resorts Holdings Inc	168,678
12,178	*	Isle of Capri Casinos, Inc	255,738
6,337	*	J Alexander’s Holdings, Inc	57,033
15,909		Jack in the Box, Inc	1,491,151
6,376	*,e	Jamba, Inc	67,267
15,763	*	K12, Inc	170,871
3,281	*	Kona Grill, Inc	35,271
41,024	*	La Quinta Holdings, Inc	410,650
181,086		Las Vegas Sands Corp	10,481,258
1,654		Liberty Tax, Inc	19,600
43,945	*	LifeLock, Inc	707,514
5,845	*	Lindblad Expeditions Holdings, Inc	47,871
8,898	*	Luby’s, Inc	37,283
8,153		Marcus Corp	216,055
170,260		Marriott International, Inc (Class A)	11,696,862
11,656		Marriott Vacations Worldwide Corp	741,088
149

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

442,277		McDonald’s Corp	$49,787,122
240,632	*	MGM Resorts International	6,297,339
4,064	*	Monarch Casino & Resort, Inc	96,114
1,566	*	Nathan’s Famous, Inc	83,468
4,850	*,e	Noodles & Co	22,795
83,523	*	Norwegian Cruise Line Holdings Ltd	3,246,539
10,895	*	Panera Bread Co (Class A)	2,078,330
13,673		Papa John’s International, Inc	1,031,628
36,175	*	Penn National Gaming, Inc	467,743
26,419	*	Pinnacle Entertainment, Inc	313,065
7,642	*	Planet Fitness, Inc	162,010
11,300	*	Popeyes Louisiana Kitchen, Inc	603,194
11,169	*	Potbelly Corp	145,755
7,530	*	Red Lion Hotels Corp	63,252
6,436	*	Red Robin Gourmet Burgers, Inc	296,056
14,559		Red Rock Resorts, Inc	318,842
17,984	*	Regis Corp	228,037
83,870		Royal Caribbean Cruises Ltd	6,447,087
25,656	*	Ruby Tuesday, Inc	76,198
14,638		Ruth’s Chris Steak House, Inc	232,012
25,187	*	Scientific Games Corp (Class A)	312,319
30,915	e	SeaWorld Entertainment, Inc	433,119
85,699		Service Corp International	2,193,894
66,458	*	ServiceMaster Global Holdings, Inc	2,378,532
7,607	*,e	Shake Shack, Inc	242,587
32,963		Six Flags Entertainment Corp	1,834,391
22,829		Sonic Corp	523,012
25,664		Sotheby’s (Class A)	920,824
4,910		Speedway Motorsports, Inc	92,357
714,641		Starbucks Corp	37,925,998
879	*	Steak N Shake Co	385,160
4,510	*	Strayer Education, Inc	264,557
42,107		Summit Hotel Properties, Inc	546,970
29,590		Texas Roadhouse, Inc (Class A)	1,198,987
18,098		Vail Resorts, Inc	2,885,545
13,931	*,e	Weight Watchers International, Inc	143,211
101,964		Wendy’s	1,105,290
7,134		Wingstop, Inc	190,906
53,840		Wyndham Worldwide Corp	3,544,826
40,197		Wynn Resorts Ltd	3,800,626
193,080		Yum! Brands, Inc	16,658,942
9,183	*,e	Zoe’s Kitchen, Inc	208,179
		TOTAL CONSUMER SERVICES	240,332,143

DIVERSIFIED FINANCIALS - 4.2%
28,477	*	Affiliated Managers Group, Inc	3,777,759
23,760		AG Mortgage Investment Trust	368,993
161,567		AGNC Investment Corp	3,241,034
216,936		Ally Financial, Inc	3,920,033
25,816		Altisource Residential Corp	259,967
394,962		American Express Co	26,233,376
76,813		Ameriprise Financial, Inc	6,789,501
503,449		Annaly Capital Management, Inc	5,215,732
150

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

50,785		Anworth Mortgage Asset Corp	$249,354
35,204		Apollo Commercial Real Estate Finance, Inc	595,652
23,395		Ares Commercial Real Estate Corp	306,942
7,917	e	Arlington Asset Investment Corp (Class A)	113,055
17,917		ARMOUR Residential REIT, Inc	406,178
26,529		Artisan Partners Asset Management, Inc	689,754
2,529		Associated Capital Group, Inc	85,859
4,505		B. Riley Financial, Inc	57,664
512,828		Bank of New York Mellon Corp	22,190,068
2,587	*	BBX Capital Corp	52,671
105,406		BGC Partners, Inc (Class A)	905,437
64,784		BlackRock, Inc	22,106,892
6,593		Calamos Asset Management, Inc (Class A)	42,591
254,311		Capital One Financial Corp	18,829,186
53,268		Capstead Mortgage Corp	506,579
48,119		CBOE Holdings, Inc	3,041,602
606,260		Charles Schwab Corp	19,218,442
86,265		Chimera Investment Corp	1,351,773
165,817		CME Group, Inc	16,598,282
14,939		Cohen & Steers, Inc	555,432
54,758		Colony Financial, Inc	1,040,950
46,375	*,e	Cowen Group, Inc	150,719
4,013	*,e	Credit Acceptance Corp	738,793
74,038		CYS Investments, Inc	638,208
1,470		Diamond Hill Investment Group, Inc	267,555
201,043		Discover Financial Services	11,324,752
12,060	*	Donnelley Financial Solutions, Inc	258,687
21,154		Dynex Capital, Inc	145,328
131,332	*	E*TRADE Financial Corp	3,698,309
53,537		Eaton Vance Corp	1,877,007
15,191	*,e	Encore Capital Group, Inc	301,541
10,301	*	Enova International, Inc	96,829
19,023		Evercore Partners, Inc (Class A)	1,022,486
20,397	*	Ezcorp, Inc (Class A)	198,871
20,437		Factset Research Systems, Inc	3,162,013
3,209		FBR & Co	44,605
52,116		Federated Investors, Inc (Class B)	1,407,132
25,954		Financial Engines, Inc	717,628
25,595		FirstCash, Inc	1,208,084
36,692	*	FNFV Group	442,139
196,150		Franklin Resources, Inc	6,602,409
18,429		Gain Capital Holdings, Inc	84,773
2,529	*	GAMCO Investors, Inc (Class A)	71,849
198,228		Goldman Sachs Group, Inc	35,332,159
19,045	*	Green Dot Corp	422,799
21,555		Greenhill & Co, Inc	505,465
17,723		Hannon Armstrong Sustainable Infrastructure Capital, Inc	405,148
5,864		Houlihan Lokey, Inc	142,906
30,972		Interactive Brokers Group, Inc (Class A)	1,027,961
61,061		IntercontinentalExchange Group, Inc	16,510,284
6,188	*	INTL FCStone, Inc	222,149
191,418		Invesco Ltd	5,376,932
53,272		Invesco Mortgage Capital, Inc	795,351
151

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

14,488		Investment Technology Group, Inc	$221,811
13,022	e	iShares Russell 2000 Index Fund	1,543,107
145,975	e	iShares Russell 3000 Index Fund	18,306,725
42,332	*	iStar Financial, Inc	471,155
109,177		Janus Capital Group, Inc	1,399,649
21,930	*	KCG Holdings, Inc	279,827
18,000		Ladder Capital Corp	228,240
45,221	*	Ladenburg Thalmann Financial Services, Inc	92,251
57,620		Lazard Ltd (Class A)	2,100,825
51,330		Legg Mason, Inc	1,474,198
159,091	*,e	LendingClub Corp	784,319
160,551		Leucadia National Corp	2,997,487
41,809	e	LPL Financial Holdings, Inc	1,294,407
7,132		Manning & Napier, Inc	49,211
19,495		MarketAxess Holdings, Inc	2,939,066
3,292		Marlin Business Services Corp	57,610
176,434		MFA Mortgage Investments, Inc	1,289,732
17,562		Moelis & Co	446,075
90,984		Moody’s Corp	9,145,712
722,131		Morgan Stanley	24,241,938
14,722		Morningstar, Inc	1,039,815
51,617		MSCI, Inc (Class A)	4,139,167
26,768		MTGE Investment Corp	456,394
52,287		NASDAQ OMX Group, Inc	3,344,799
161,185		Navient Corp	2,059,944
9,011		Nelnet, Inc (Class A)	353,051
120,085		New Residential Investment Corp	1,676,387
53,530		New York Mortgage Trust, Inc	316,362
10,526	*	NewStar Financial, Inc	102,418
101,317		Northern Trust Corp	7,337,377
100,741		NorthStar Asset Management Group, Inc	1,380,152
13,585		OM Asset Management plc	191,141
23,739	*,e	On Deck Capital, Inc	116,084
25,988	*	OneMain Holdings, Inc	736,500
3,966		Oppenheimer Holdings, Inc	55,524
6,980		Orchid Island Capital, Inc	73,499
4,588		Owens Realty Mortgage, Inc	83,731
35,055		PennyMac Mortgage Investment Trust	533,537
9,653	*	Pico Holdings, Inc	116,801
10,950	*	Piper Jaffray Cos	619,222
8,578	e	PJT Partners, Inc	236,238
22,229	*	PRA Group, Inc	709,105
4,748		Pzena Investment Management, Inc (Class A)	34,565
57,925		Raymond James Financial, Inc	3,482,451
37,295		Redwood Trust, Inc	524,368
4,505	*	Regional Management Corp	100,326
24,063		Resource Capital Corp	298,141
137,143		S&P Global, Inc	16,710,875
8,217	*	Safeguard Scientifics, Inc	96,961
53,693	*	Santander Consumer USA Holdings, Inc	655,055
72,862		SEI Investments Co	3,229,972
3,516		Silvercrest Asset Management Group, Inc	40,610
238,838	*	SLM Corp	1,683,808
152

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

5,778		SPDR S&P MidCap 400 ETF Trust	$1,587,621
212,847		SPDR Trust Series 1	45,240,630
113,439		Starwood Property Trust, Inc	2,522,883
192,391		State Street Corp	13,507,772
28,122	*	Stifel Financial Corp	1,100,695
412,827		Synchrony Financial	11,802,724
130,478		T Rowe Price Group, Inc	8,351,897
131,852		TD Ameritrade Holding Corp	4,510,657
13,907		Tiptree Financial, Inc	80,661
169,562		Two Harbors Investment Corp	1,412,451
12,088		Virtu Financial, Inc	154,726
2,871		Virtus Investment Partners, Inc	308,058
100,020		Voya Financial, Inc	3,055,611
38,336		Waddell & Reed Financial, Inc (Class A)	602,642
21,861		Western Asset Mortgage Capital Corp	221,452
3,840		Westwood Holdings Group, Inc	197,952
55,673	e	WisdomTree Investments, Inc	477,674
3,115	*,e	World Acceptance Corp	148,025
		TOTAL DIVERSIFIED FINANCIALS	471,133,485

ENERGY - 6.6%
45,655	*	Abraxas Petroleum Corp	73,961
1,000		Adams Resources & Energy, Inc	36,540
22,186		Alon USA Energy, Inc	178,819
281,132		Anadarko Petroleum Corp	16,710,486
93,069	*	Antero Resources Corp	2,463,536
197,364		Apache Corp	11,739,211
43,521	*	Archrock, Inc	504,844
26,868	e	Ardmore Shipping Corp	157,178
31,018	e	Atwood Oceanics, Inc	236,667
217,826		Baker Hughes, Inc	12,067,560
38,062	*,e	Bill Barrett Corp	197,542
25,617		Bristow Group, Inc	256,426
229,310		Cabot Oil & Gas Corp	4,787,993
18,363	*,e	California Resources Corp	188,404
72,091	*	Callon Petroleum Co	936,462
18,646	e	CARBO Ceramics, Inc	113,741
30,565	*	Carrizo Oil & Gas, Inc	1,034,014
99,227	*	Cheniere Energy, Inc	3,740,858
312,478	*,e	Chesapeake Energy Corp	1,721,754
952,104		Chevron Corp	99,732,894
45,697		Cimarex Energy Co	5,900,854
3,003	*,e	Clayton Williams Energy, Inc	262,192
67,848	*	Clean Energy Fuels Corp	278,855
69,313	*	Concho Resources, Inc	8,798,592
626,589		ConocoPhillips	27,225,292
117,897		Consol Energy, Inc	1,998,354
11,630	*	Contango Oil & Gas Co	91,063
41,077	*	Continental Resources, Inc	2,009,076
7,838	e	CVR Energy, Inc	103,932
10,061	*	Dawson Geophysical Co	65,900
29,573		Delek US Holdings, Inc	499,784
218,709	*,e	Denbury Resources, Inc	522,714
153

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

262,978		Devon Energy Corp	$9,964,236
41,496		DHT Holdings, Inc	168,889
35,350	e	Diamond Offshore Drilling, Inc	582,921
39,023	*	Diamondback Energy, Inc	3,562,410
18,745	*	Dorian LPG Ltd	105,534
21,722	*	Dril-Quip, Inc	1,031,795
8,172	*,e	Earthstone Energy, Inc	69,707
47,471		Energen Corp	2,379,721
162,571		Ensco plc	1,271,305
275,185		EOG Resources, Inc	24,882,228
24,487	*,e	EP Energy Corp	87,174
84,188		EQT Corp	5,556,408
14,655	*	Era Group, Inc	110,645
15,554	*,e	Erin Energy Corp	33,441
8,771		Evolution Petroleum Corp	67,537
11,928	*,e	EXCO Resources, Inc	12,882
19,733	*	Exterran Corp	311,979
2,108,952	d	Exxon Mobil Corp	175,717,881
48,728	*	Fairmount Santrol Holdings, Inc	418,573
110,371	*	FMC Technologies, Inc	3,561,672
29,393	*	Forum Energy Technologies, Inc	529,074
27,792	e	Frank’s International NV	312,660
48,359	e	Frontline Ltd	346,734
21,007	e	GasLog Ltd	322,457
19,674	*	Gener8 Maritime, Inc	83,024
5,250	*,e	Geospace Technologies Corp	96,757
44,429	e	Golar LNG Ltd	972,551
19,228		Green Plains Renewable Energy, Inc	499,928
63,710	*	Gulfport Energy Corp	1,536,048
423,707		Halliburton Co	19,490,522
55,572	*	Helix Energy Solutions Group, Inc	484,588
47,544	e	Helmerich & Payne, Inc	3,000,502
143,072		Hess Corp	6,863,164
79,885		HollyFrontier Corp	1,993,131
27,560	*,e	Hornbeck Offshore Services, Inc	109,413
9,110	*	Independence Contract Drilling, Inc	36,258
341	*,e	Isramco, Inc	32,736
48,861	*,e	Jones Energy, Inc (Class A)	200,330
972,076		Kinder Morgan, Inc	19,859,513
76,225	*	Kosmos Energy LLC	397,132
80,555	*	Laredo Petroleum Holdings, Inc	960,216
431,127		Marathon Oil Corp	5,682,254
262,081		Marathon Petroleum Corp	11,424,111
40,167	*	Matador Resources Co	876,042
12,980	*	Matrix Service Co	229,746
128,249	*	McDermott International, Inc	659,200
82,691	e	Murphy Oil Corp	2,139,216
147,186		Nabors Industries Ltd	1,751,513
186,540		National Oilwell Varco, Inc	5,987,934
5,354	*	Natural Gas Services Group, Inc	116,182
62,110	e	Navios Maritime Acq Corp	78,880
97,070	*	Newfield Exploration Co	3,940,071
38,370	*	Newpark Resources, Inc	241,731
154

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

137,988		Noble Corp plc	$681,661
214,600		Noble Energy, Inc	7,397,262
43,662	e	Nordic American Tanker Shipping	356,719
42,056	*,e	Northern Oil And Gas, Inc	88,318
99,274	*	Oasis Petroleum, Inc	1,041,384
380,032		Occidental Petroleum Corp	27,708,133
49,122		Oceaneering International, Inc	1,169,104
24,829	*	Oil States International, Inc	726,248
103,988		Oneok, Inc	5,036,139
17,279		Overseas Shipholding Group, Inc	151,364
17,539	*	Pacific Ethanol, Inc	130,666
12,659		Panhandle Oil and Gas, Inc (Class A)	227,862
23,538	*	Par Petroleum Corp	299,874
56,086	*	Parker Drilling Co	112,172
79,870	*	Parsley Energy, Inc	2,627,723
70,635		Patterson-UTI Energy, Inc	1,587,875
47,755	e	PBF Energy, Inc	1,041,059
29,758	*	PDC Energy, Inc	1,825,058
5,035	*	PHI, Inc	78,445
224,892		Phillips 66	18,249,986
40,631	*	Pioneer Energy Services Corp	144,240
81,890		Pioneer Natural Resources Co	14,659,948
121,790		Questar Market Resources, Inc	1,957,165
102,063		Range Resources Corp	3,448,709
26,863	*,e	Renewable Energy Group, Inc	235,051
3,235	*	Rex American Resources Corp	255,533
63,089	*	Rice Energy, Inc	1,393,636
14,006	*	RigNet, Inc	210,090
28,113	*	Ring Energy, Inc	259,483
65,300		Rowan Cos plc	866,531
37,937	*,e	RPC, Inc	655,172
38,250	*	RSP Permian, Inc	1,380,825
28,765	*,e	Sanchez Energy Corp	183,233
703,723		Schlumberger Ltd	55,052,250
82,818		Scorpio Tankers, Inc	317,193
7,758	*,e	SEACOR Holdings, Inc	382,547
209,981	*,e	Seadrill Ltd	447,260
25,924		SemGroup Corp	836,049
29,038	e	Ship Finance International Ltd	367,331
46,206		SM Energy Co	1,553,908
250,165	*	Southwestern Energy Co	2,599,214
346,484		Spectra Energy Corp	14,486,496
73,622		Superior Energy Services	1,042,488
101,034	*	Synergy Resources Corp	691,073
76,243		Targa Resources Investments, Inc	3,347,068
38,053	e	Teekay Corp	248,486
79,821		Teekay Tankers Ltd (Class A)	170,019
16,145		Tesco Corp	110,593
59,059		Tesoro Corp	5,018,243
55,053	*	Tetra Technologies, Inc	300,039
182,081	*,e	Transocean Ltd (NYSE)	1,749,798
25,671	*	Unit Corp	439,744
31,833		US Silica Holdings Inc	1,470,366
155

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

234,214		Valero Energy Corp	$13,874,837
18,049	*,e	W&T Offshore, Inc	26,171
458,654	*	Weatherford International Ltd	2,210,712
39,833		Western Refining, Inc	1,149,182
9,243	*	Westmoreland Coal Co	82,078
114,601	*	Whiting Petroleum Corp	944,312
18,561	*	Willbros Group, Inc	28,213
346,747		Williams Cos, Inc	10,125,012
33,297		World Fuel Services Corp	1,340,204
173,758	*	WPX Energy, Inc	1,887,012
		TOTAL ENERGY	744,270,620

FOOD & STAPLES RETAILING - 1.9%
13,072		Andersons, Inc	497,390
19,336		Casey’s General Stores, Inc	2,184,775
9,311	*,e	Chefs’ Warehouse Holdings, Inc	106,145
218,027		Costco Wholesale Corp	32,239,652
540,288		CVS Health Corp	45,438,221
7,755		Ingles Markets, Inc (Class A)	306,322
498,706		Kroger Co	15,449,912
5,067	*	Natural Grocers by Vitamin C	60,196
18,489	*	Performance Food Group Co	443,736
9,131		Pricesmart, Inc	830,464
593,935	*	Rite Aid Corp	3,985,304
9,346	*,e	Smart & Final Stores, Inc	112,152
17,874		Spartan Stores, Inc	500,472
68,237	*	Sprouts Farmers Market, Inc	1,511,450
146,166	*	Supervalu, Inc	627,052
264,295		Sysco Corp	12,717,875
23,986	*	United Natural Foods, Inc	1,001,176
22,312	*	US Foods Holding Corp	504,251
2,593		Village Super Market (Class A)	77,531
433,668		Walgreens Boots Alliance, Inc	35,877,354
761,805		Wal-Mart Stores, Inc	53,341,586
4,144		Weis Markets, Inc	230,531
156,050		Whole Foods Market, Inc	4,414,654
		TOTAL FOOD & STAPLES RETAILING	212,458,201

FOOD, BEVERAGE & TOBACCO - 5.1%
24,279		AdvancePierre Foods Holdings, Inc	678,841
1,581		Alico, Inc	41,343
2,499	*	Alliance One International, Inc	37,110
998,099		Altria Group, Inc	65,994,306
14,217	*,e	Amplify Snack Brands, Inc	206,004
289,813		Archer Daniels Midland Co	12,627,152
32,646		B&G Foods, Inc (Class A)	1,384,190
29,317	*	Blue Buffalo Pet Products, Inc	736,443
4,107	*,e	Boston Beer Co, Inc (Class A)	637,612
26,648		Brown-Forman Corp	1,292,428
97,356		Brown-Forman Corp (Class B)	4,494,927
69,927		Bunge Ltd	4,336,173
7,234		Calavo Growers, Inc	427,891
14,903	e	Cal-Maine Foods, Inc	576,001
156

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

90,433		Campbell Soup Co	$4,914,129
2,067		Coca-Cola Bottling Co Consolidated	292,067
1,975,220		Coca-Cola Co	83,749,328
219,982		ConAgra Foods, Inc	10,598,733
82,096		Constellation Brands, Inc (Class A)	13,719,884
3,993	*	Craft Brewers Alliance, Inc	64,088
79,478	*	Darling International, Inc	1,080,901
51,471		Dean Foods Co	939,860
90,429		Dr Pepper Snapple Group, Inc	7,938,762
3,496	*	Farmer Bros Co	114,319
84,587	e	Flowers Foods, Inc	1,312,790
19,090		Fresh Del Monte Produce, Inc	1,152,082
8,938	*,e	Freshpet, Inc	75,973
296,571		General Mills, Inc	18,381,471
46,993	*	Hain Celestial Group, Inc	1,709,135
70,214		Hershey Co	7,194,126
132,340	*	Hormel Foods Corp	5,095,090
35,391		Ingredion, Inc	4,642,237
5,854	*	Inventure Foods, Inc	49,525
7,308		J&J Snack Foods Corp	892,672
57,714		J.M. Smucker Co	7,578,425
6,282		John B. Sanfilippo & Son, Inc	318,372
121,601		Kellogg Co	9,135,883
301,908		Kraft Heinz Co	26,854,717
11,079		Lancaster Colony Corp	1,447,471
10,815	*	Landec Corp	143,299
1,889	*	Lifeway Foods, Inc	33,775
4,909		Limoneira Co	96,658
60,727		McCormick & Co, Inc	5,821,898
91,491		Mead Johnson Nutrition Co	6,840,782
7,916		Mgp Ingredients, Inc	278,722
85,185		Molson Coors Brewing Co (Class B)	8,843,055
765,247		Mondelez International, Inc	34,390,200
73,282	*	Monster Beverage Corp	10,577,524
5,601	*,e	National Beverage Corp	264,591
13,153	*	Omega Protein Corp	293,312
723,678		PepsiCo, Inc	77,578,282
789,464		Philip Morris International, Inc	76,135,908
28,735	e	Pilgrim’s Pride Corp	627,572
56,368		Pinnacle Foods, Inc	2,898,443
32,418	*	Post Holdings, Inc	2,471,224
9,974	*	Primo Water Corp	130,560
412,965		Reynolds American, Inc	22,746,112
9,702		Sanderson Farms, Inc	872,986
127	*	Seaboard Corp	429,895
3,366	*	Seneca Foods Corp	98,960
39,152		Snyder’s-Lance, Inc	1,392,637
9,335	*,e	Synutra International, Inc	36,407
8,246	e	Tootsie Roll Industries, Inc	292,321
26,731	*	TreeHouse Foods, Inc	2,338,428
146,203		Tyson Foods, Inc (Class A)	10,358,483
11,275		Universal Corp	611,105
44,992	e	Vector Group Ltd	942,133
157

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

84,913	*	WhiteWave Foods Co (Class A)	$4,626,909
		TOTAL FOOD, BEVERAGE & TOBACCO	574,894,642

HEALTH CARE EQUIPMENT & SERVICES - 5.0%
8,642	*,e	AAC Holdings, Inc	141,642
10,727		Abaxis, Inc	512,107
727,728		Abbott Laboratories	28,556,047
22,024	*	Abiomed, Inc	2,312,300
35,682	*	Acadia Healthcare Co, Inc	1,283,125
33,412	*,e	Accuray, Inc	163,719
14,051		Aceto Corp	257,555
3,135	*	Addus HomeCare Corp	79,315
14,337	*,e	Adeptus Health, Inc	431,830
172,195		Aetna Inc	18,485,133
16,272	*,e	Air Methods Corp	430,394
56,209	*	Alere, Inc	2,511,418
36,573	*	Align Technology, Inc	3,142,352
90,925	*	Allscripts Healthcare Solutions, Inc	1,092,009
3,624	*	Almost Family, Inc	142,242
15,503	*	Amedisys, Inc	670,660
4,344	*,e	American Renal Associates Holdings, Inc	76,715
87,100		AmerisourceBergen Corp	6,124,872
22,969	*	AMN Healthcare Services, Inc	753,383
26,266	*	Amsurg Corp	1,569,393
6,075		Analogic Corp	497,239
10,989	*	Angiodynamics, Inc	175,165
6,839	*	Anika Therapeutics, Inc	303,378
136,897		Anthem, Inc	16,682,268
19,059	*	athenahealth, Inc	1,969,176
15,204	*,e	AtriCure, Inc	277,321
618		Atrion Corp	271,395
5,668	*,e	Avinger, Inc	19,838
11,914	*	AxoGen, Inc	105,439
35,941		Bard (C.R.), Inc	7,787,696
248,104		Baxter International, Inc	11,807,269
102,480		Becton Dickinson & Co	17,207,417
29,228	*,e	BioScrip, Inc	78,623
11,531	*	BioTelemetry, Inc	204,099
664,491	*	Boston Scientific Corp	14,618,802
89,907	*	Brookdale Senior Living, Inc	1,297,358
17,379		Cantel Medical Corp	1,237,906
25,521	*	Capital Senior Living Corp	407,570
159,809		Cardinal Health, Inc	10,977,280
15,265	*	Cardiovascular Systems, Inc	357,659
14,031	*,e	Castlight Health, Inc	61,035
81,763	*	Centene Corp	5,108,552
143,981	*	Cerner Corp	8,434,407
98,758	*,e	Cerus Corp	476,014
7,648		Chemed Corp	1,081,580
125,180		Cigna Corp	14,875,139
6,476	*	Civitas Solutions, Inc	110,740
55,890	*,e	Community Health Systems, Inc	295,099
18,696	e	Computer Programs & Systems, Inc	487,966
158

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

18,046	*,e	ConforMIS, Inc	$137,691
13,375		Conmed Corp	535,000
23,821		Cooper Cos, Inc	4,193,449
4,880	*	Corvel Corp	168,604
6,175	*	Cotiviti Holdings, Inc	190,622
13,339	*	Cross Country Healthcare, Inc	148,997
15,190		CryoLife, Inc	258,230
6,000	*	Cutera, Inc	78,600
11,463	*	Cynosure, Inc (Class A)	488,897
88,418	*	DaVita, Inc	5,183,063
112,466		DENTSPLY SIRONA, Inc	6,474,668
40,117	*	DexCom, Inc	3,138,754
21,692	*,e	Diplomat Pharmacy, Inc	502,604
105,197	*	Edwards Lifesciences Corp	10,016,858
35,369	*	Endologix, Inc	369,960
23,345		Ensign Group, Inc	431,182
2,354	*	Entellus Medical, Inc	48,139
90,833	*	Envision Healthcare Holdings, Inc	1,796,677
7,148	*	Evolent Health, Inc	150,465
5,211	*	Exactech, Inc	125,846
319,961	*	Express Scripts Holding Co	21,565,371
19,474	*	GenMark Diagnostics, Inc	207,788
8,056	*	Glaukos Corp	269,070
34,230	*	Globus Medical, Inc	757,510
24,777	*	Haemonetics Corp	827,800
26,386	*	Halyard Health, Inc	853,587
161,574	*	HCA Holdings, Inc	12,365,258
25,036	*	HealthEquity, Inc	831,946
57,369		Healthsouth Corp	2,303,365
12,669	*	HealthStream, Inc	341,683
15,590	*	Healthways, Inc	386,632
40,076	*	Henry Schein, Inc	5,979,339
32,091		Hill-Rom Holdings, Inc	1,778,162
40,771	*	HMS Holdings Corp	859,045
132,771	*	Hologic, Inc	4,781,084
72,998		Humana, Inc	12,521,347
8,863	*	ICU Medical, Inc	1,234,616
44,572	*	Idexx Laboratories, Inc	4,775,444
7,968	*	Inogen Inc	427,643
28,625	*,e	Inovalon Holdings, Inc	389,300
28,020	*	Insulet Corp	1,040,102
14,944	*	Integer Holding Corp	329,515
16,794	*	Integra LifeSciences Holdings Corp	1,335,291
18,982	*	Intuitive Surgical, Inc	12,757,423
39,886		Invacare Corp	364,957
11,172	*,e	InVivo Therapeutics Holdings Corp	48,598
1,187	*,e	iRadimed Corp	11,217
3,680	*,e	IRIDEX Corp	49,864
12,177	*	K2M Group Holdings, Inc	207,861
40,644		Kindred Healthcare, Inc	400,343
51,218	*	Laboratory Corp of America Holdings	6,419,664
4,554		Landauer, Inc	198,099
4,833		LeMaitre Vascular, Inc	101,203
159

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

7,358	*	LHC Group, Inc	$252,159
19,709	*	LifePoint Hospitals, Inc	1,179,584
14,401	*	Magellan Health Services, Inc	740,931
20,112	*	Masimo Corp	1,106,160
111,077		McKesson Corp	14,125,662
37,488	*	Medidata Solutions, Inc	1,799,049
44,714	*	MEDNAX, Inc	2,738,732
712,705		Medtronic plc	58,456,064
20,456		Meridian Bioscience, Inc	336,501
20,749	*	Merit Medical Systems, Inc	455,441
27,550	*	Molina Healthcare, Inc	1,498,996
5,475		National Healthcare Corp	354,233
3,676		National Research Corp	56,427
15,835	*	Natus Medical, Inc	623,107
20,247	*	Neogen Corp	1,066,814
11,357	*	Nevro Corp	1,043,935
25,328	*,e	Nobilis Health Corp	84,849
24,605	*,e	Novocure Ltd	148,860
23,959	*	NuVasive, Inc	1,431,071
30,681	*	NxStage Medical, Inc	697,686
17,112	*	Omnicell, Inc	558,279
23,565	*	OraSure Technologies, Inc	176,973
11,738	*	Orthofix International NV	430,198
33,929		Owens & Minor, Inc	1,100,996
8,842	*,e	Oxford Immunotec Global plc	113,708
45,315		Patterson Cos, Inc	1,935,404
12,343	*	Penumbra, Inc	814,021
15,541	*	PharMerica Corp	369,876
40,127	*	Premier, Inc	1,277,644
5,733	*	Providence Service Corp	231,986
23,815		Quality Systems, Inc	306,975
69,260		Quest Diagnostics, Inc	5,640,534
11,443	*	Quidel Corp	220,850
13,972	*	Quorum Health Corp	56,447
14,581	*	RadNet, Inc	101,338
68,667		Resmed, Inc	4,104,227
21,277	*,e	Rockwell Medical, Inc	123,619
22,692	*	RTI Biologics, Inc	57,865
5,783	*,e	Second Sight Medical Products, Inc	15,094
51,697	*	Select Medical Holdings Corp	672,061
13,889	*	Senseonics Holdings, Inc	32,500
20,854	*	Spectranetics Corp	452,532
146,814		St. Jude Medical, Inc	11,428,002
14,817	*	Staar Surgical Co	125,204
168,275		Stryker Corp	19,410,521
13,274	*	Surgery Partners, Inc	213,711
13,245	*	Surgical Care Affiliates, Inc	566,754
5,430	*	SurModics, Inc	135,207
7,897	*	Tandem Diabetes Care, Inc	47,777
37,057	*	Team Health Holdings, Inc	1,587,892
9,982	*,e	Teladoc, Inc	162,208
22,591		Teleflex, Inc	3,233,450
40,423	*	Tenet Healthcare Corp	796,737
160

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

39,361	*,e	TransEnterix, Inc	$59,042
10,733	*	Triple-S Management Corp (Class B)	221,958
466,519		UnitedHealth Group, Inc	65,933,130
28,250		Universal American Corp	212,158
41,824		Universal Health Services, Inc (Class B)	5,048,575
5,830		US Physical Therapy, Inc	331,727
1,453		Utah Medical Products, Inc	90,304
50,173	*	Varian Medical Systems, Inc	4,552,196
8,154	*	Vascular Solutions, Inc	371,822
38,049	*	VCA Antech, Inc	2,338,492
46,934	*	Veeva Systems, Inc	1,823,386
10,460	*	Vocera Communications, Inc	192,464
25,692	*	WellCare Health Plans, Inc	2,916,299
35,051		West Pharmaceutical Services, Inc	2,664,928
74,786	*	Wright Medical Group NV	1,638,561
17,038	*,e	Zeltiq Aesthetics, Inc	563,958
92,275		Zimmer Holdings, Inc	9,725,785
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	560,489,710

HOUSEHOLD & PERSONAL PRODUCTS - 1.8%
219,932		Avon Products, Inc	1,440,555
3,706	*	Central Garden & Pet Co	90,130
23,182	*	Central Garden and Pet Co (Class A)	541,068
123,476		Church & Dwight Co, Inc	5,958,952
69,738		Clorox Co	8,369,955
433,253		Colgate-Palmolive Co	30,916,934
229,167		Coty, Inc	5,268,549
28,503	*	Edgewell Personal Care Co	2,149,126
28,336		Energizer Holdings, Inc	1,317,907
107,983		Estee Lauder Cos (Class A)	9,408,559
36,554	*,e	Herbalife Ltd	2,218,097
52,500	*	HRG Group, Inc	789,600
7,838		Inter Parfums, Inc	255,519
177,747		Kimberly-Clark Corp	20,336,034
6,950	*	Lifevantage Corp	56,990
5,231		Medifast, Inc	214,785
3,678	e	Natural Health Trends Corp	85,808
3,786		Nature’s Sunshine Products, Inc	47,514
27,816		Nu Skin Enterprises, Inc (Class A)	1,714,856
3,287	*	Nutraceutical International Corp	94,666
2,506		Oil-Dri Corp of America	84,602
4,306	e	Orchids Paper Products Co	110,492
1,295,020		Procter & Gamble Co	112,407,736
5,661	*	Revlon, Inc (Class A)	192,474
12,926		Spectrum Brands, Inc	1,748,112
2,534	*	USANA Health Sciences, Inc	325,619
6,944		WD-40 Co	740,404
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	206,885,043

INSURANCE - 4.1%
209,299		Aflac, Inc	14,414,422
8,498	*	Alleghany Corp	4,386,753
42,829		Allied World Assurance Co Holdings Ltd	1,840,790
161

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

183,146		Allstate Corp	$12,435,613
23,053	*	AMBAC Financial Group, Inc	425,328
60,693		American Equity Investment Life Holding Co	1,088,226
33,354		American Financial Group, Inc	2,484,873
567,694		American International Group, Inc	35,026,720
3,548		American National Insurance Co	415,684
9,124		Amerisafe, Inc	507,294
43,231		Amtrust Financial Services, Inc	1,140,866
137,976		Aon plc	15,291,880
65,087	*	Arch Capital Group Ltd	5,074,833
13,975		Argo Group International Holdings Ltd	777,010
85,118		Arthur J. Gallagher & Co	4,105,241
29,450		Aspen Insurance Holdings Ltd	1,420,963
30,221		Assurant, Inc	2,433,395
65,960		Assured Guaranty Ltd	1,971,544
4,444	*	Atlas Financial Holdings, Inc	76,215
45,995		Axis Capital Holdings Ltd	2,620,335
3,677		Baldwin & Lyons, Inc (Class B)	90,454
960,312	*	Berkshire Hathaway, Inc (Class B)	138,573,021
3,128		Blue Capital Reinsurance Holdings Ltd	55,366
56,977		Brown & Brown, Inc	2,100,172
237,187		Chubb Ltd	30,122,749
72,745		Cincinnati Financial Corp	5,148,891
23,451	*,e	Citizens, Inc (Class A)	182,449
15,393		CNA Financial Corp	562,922
84,431		Conseco, Inc	1,273,220
5,375	e	Crawford & Co (Class B)	60,469
3,405		Donegal Group, Inc (Class A)	51,245
8,929	*	eHealth, Inc	69,914
2,877		EMC Insurance Group, Inc	70,055
15,444		Employers Holdings, Inc	484,169
31,320		Endurance Specialty Holdings Ltd	2,879,874
6,503	*	Enstar Group Ltd	1,096,406
13,479		Erie Indemnity Co (Class A)	1,380,115
20,486		Everest Re Group Ltd	4,169,311
10,756		FBL Financial Group, Inc (Class A)	680,855
5,754		Federated National Holding Co	103,054
17,910	e	Fidelity & Guaranty Life	395,811
43,516		First American Financial Corp	1,699,735
130,740		FNF Group	4,694,873
277,651	*	Genworth Financial, Inc (Class A)	1,149,475
14,101	*	Greenlight Capital Re Ltd (Class A)	280,610
5,627	*	Hallmark Financial Services	58,296
20,699		Hanover Insurance Group, Inc	1,577,057
187,094		Hartford Financial Services Group, Inc	8,252,716
3,640		HCI Group, Inc	98,680
12,674		Heritage Insurance Holdings, Inc	149,427
19,686		Horace Mann Educators Corp	707,712
3,159		Independence Holding Co	55,440
5,178		Infinity Property & Casualty Corp	424,337
737		Investors Title Co	70,752
6,321		James River Group Holdings Ltd	237,922
19,560		Kemper Corp	734,478
162

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

114,672		Lincoln National Corp	$5,629,249
137,152		Loews Corp	5,901,651
28,819		Maiden Holdings Ltd	393,379
7,325	*	Markel Corp	6,427,175
265,334		Marsh & McLennan Cos, Inc	16,819,522
63,072	*	MBIA, Inc	485,654
15,410		Mercury General Corp	839,383
460,087		Metlife, Inc	21,605,686
23,494		National General Holdings Corp	482,802
3,801		National Interstate Corp	123,152
1,147		National Western Life Group, Inc	247,064
7,450		Navigators Group, Inc	694,340
117,277		Old Republic International Corp	1,977,290
9,711		OneBeacon Insurance Group Ltd (Class A)	133,429
3,585	*,e	Patriot National, Inc	22,729
27,727		Primerica, Inc	1,516,667
128,589		Principal Financial Group	7,020,959
28,150		ProAssurance Corp	1,500,395
287,835		Progressive Corp	9,069,681
228,423		Prudential Financial, Inc	19,367,986
31,253		Reinsurance Group of America, Inc (Class A)	3,370,949
20,478		RenaissanceRe Holdings Ltd	2,545,211
20,429		RLI Corp	1,138,712
6,977		Safety Insurance Group, Inc	472,343
28,054		Selective Insurance Group, Inc	1,036,595
6,046		State Auto Financial Corp	138,453
11,853		State National Cos, Inc	121,256
11,100		Stewart Information Services Corp	498,945
34,592	*	Third Point Reinsurance Ltd	406,456
58,072		Torchmark Corp	3,682,346
150,440		Travelers Cos, Inc	16,274,599
13,469	*,e	Trupanion, Inc	218,063
3,342	*	United America Indemnity Ltd	100,394
10,606		United Fire & Casualty Co	419,149
6,793		United Insurance Holdings Corp	98,499
15,924		Universal Insurance Holdings, Inc	339,181
104,808		UnumProvident Corp	3,710,203
36,138		Validus Holdings Ltd	1,846,652
46,818		W.R. Berkley Corp	2,673,308
3,031		White Mountains Insurance Group Ltd	2,514,881
152,622		XL Group Ltd	5,295,983
		TOTAL INSURANCE	464,840,388

MATERIALS - 3.3%
13,815		A. Schulman, Inc	397,181
15,193	*	AdvanSix, Inc	242,480
1,694		AEP Industries, Inc	185,578
10,787	*,e	AgroFresh Solutions, Inc	50,699
97,613		Air Products & Chemicals, Inc	13,023,526
138,865	*,e	AK Steel Holding Corp	722,098
58,654		Albemarle Corp	4,900,542
220,593		Alcoa, Inc	6,335,431
59,654	e	Allegheny Technologies, Inc	813,681
163

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

16,715		American Vanguard Corp	$254,068
4,313		Ampco-Pittsburgh Corp	46,580
30,367		Aptargroup, Inc	2,169,418
30,353		Ashland Global Holdings, Inc	3,391,341
44,281		Avery Dennison Corp	3,090,371
78,971	*	Axalta Coating Systems Ltd	1,983,752
15,361		Balchem Corp	1,165,900
83,814		Ball Corp	6,459,545
46,900		Bemis Co, Inc	2,284,968
59,088	*	Berry Plastics Group, Inc	2,585,100
19,062	*	Boise Cascade Co	366,943
29,975		Cabot Corp	1,562,896
24,508		Calgon Carbon Corp	387,226
22,398		Carpenter Technology Corp	708,001
73,208		Celanese Corp (Series A)	5,338,327
28,403	*,e	Century Aluminum Co	207,626
119,208		CF Industries Holdings, Inc	2,862,184
4,817		Chase Corp	329,242
95,430		Chemours Co	1,567,915
31,102	*	Chemtura	1,020,146
8,163	*	Clearwater Paper Corp	433,455
121,923	*,e	Cliffs Natural Resources, Inc	673,015
15,502	*	Codexis, Inc	78,285
86,727	*	Coeur Mining, Inc	969,608
53,034		Commercial Metals Co	833,164
16,376	e	Compass Minerals International, Inc	1,176,616
64,913	*	Crown Holdings, Inc	3,521,530
4,672		Deltic Timber Corp	262,473
28,645		Domtar Corp	1,029,788
566,608		Dow Chemical Co	30,489,176
22,857		Eagle Materials, Inc	1,850,731
73,732		Eastman Chemical Co	5,302,068
129,790		Ecolab, Inc	14,818,124
438,423		EI du Pont de Nemours & Co	30,159,118
38,483	*	Ferro Corp	498,740
48,283		Ferroglobe plc	446,618
24,560	*,e	Flotek Industries, Inc	289,317
67,188		FMC Corp	3,150,445
670,347		Freeport-McMoRan Copper & Gold, Inc (Class B)	7,494,479
9,761		FutureFuel Corp	106,981
33,638	*	GCP Applied Technologies, Inc	869,542
25,837		Gold Resource Corp	146,754
150,013		Graphic Packaging Holding Co	1,875,162
2,266	e	Greif, Inc	131,994
13,180		Greif, Inc (Class A)	617,615
24,317		H.B. Fuller Co	1,023,016
1,004	*	Handy & Harman Ltd	19,227
4,200		Hawkins, Inc	169,470
5,132		Haynes International, Inc	165,096
35,395	*	Headwaters, Inc	580,478
186,110		Hecla Mining Co	1,114,799
96,789		Huntsman Corp	1,640,574
20,823	*	Ingevity Corp	862,072
164

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

10,340		Innophos Holdings, Inc	$473,986
11,495		Innospec, Inc	692,574
40,117		International Flavors & Fragrances, Inc	5,246,501
207,255		International Paper Co	9,332,693
8,666		Kaiser Aluminum Corp	628,198
42,573		Kapstone Paper and Packaging Corp	772,274
3,950		KMG Chemicals, Inc	107,203
9,009	*	Koppers Holdings, Inc	295,045
18,945	*	Kraton Polymers LLC	485,560
8,381	e	Kronos Worldwide, Inc	64,450
68,731	*	Louisiana-Pacific Corp	1,261,214
16,521	*,e	LSB Industries, Inc	87,396
174,021		LyondellBasell Industries AF S.C.A	13,843,371
31,604		Martin Marietta Materials, Inc	5,858,750
12,771		Materion Corp	386,961
15,511		Minerals Technologies, Inc	1,042,339
219,165		Monsanto Co	22,085,257
171,350		Mosaic Co	4,031,865
8,563	*	Multi Packaging Solutions International Ltd	115,686
10,894		Myers Industries, Inc	131,273
7,378		Neenah Paper, Inc	589,502
3,613		NewMarket Corp	1,448,488
264,797		Newmont Mining Corp	9,808,081
158,406		Nucor Corp	7,738,133
86,112		Olin Corp	1,888,436
5,609		Olympic Steel, Inc	129,512
23,656	*	Omnova Solutions, Inc	179,786
77,270	*	Owens-Illinois, Inc	1,491,311
46,974		Packaging Corp of America	3,875,355
20,128		PH Glatfelter Co	447,244
109,958	*	Platform Specialty Products Corp	801,594
37,351		PolyOne Corp	1,091,770
132,408		PPG Industries, Inc	12,331,157
142,691		Praxair, Inc	16,703,408
9,880		Quaker Chemical Corp	1,062,100
25,274	e	Rayonier Advanced Materials, Inc	326,793
10,053	*	Real Industry, Inc	53,784
33,032		Reliance Steel & Aluminum Co	2,271,941
33,339		Royal Gold, Inc	2,294,390
63,593		RPM International, Inc	3,023,211
6,509	*	Ryerson Holding Corp	66,717
13,851		Schnitzer Steel Industries, Inc (Class A)	334,502
14,709		Schweitzer-Mauduit International, Inc	542,909
22,971		Scotts Miracle-Gro Co (Class A)	2,023,515
98,793		Sealed Air Corp	4,507,925
21,592		Sensient Technologies Corp	1,608,820
39,752		Sherwin-Williams Co	9,733,675
19,159		Silgan Holdings, Inc	976,151
49,603		Sonoco Products Co	2,494,535
48,093		Southern Copper Corp (NY)	1,365,360
113,653		Steel Dynamics, Inc	3,120,911
10,492		Stepan Co	745,247
59,460	*	Stillwater Mining Co	792,007
165

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

42,051	*	Summit Materials, Inc	$788,036
42,849		SunCoke Energy, Inc	437,488
147,362		Tahoe Resources, Inc	1,777,186
22,283	*	TimkenSteel Corp	228,401
8,634	*	Trecora Resources	88,499
10,895		Tredegar Corp	201,558
18,488		Trinseo S.A.	969,696
45,238		Tronox Ltd	366,428
3,086	*	UFP Technologies, Inc	82,396
790		United States Lime & Minerals, Inc	51,974
82,485	e	United States Steel Corp	1,595,260
8,462	*,e	US Concrete, Inc	422,254
44,781		Valspar Corp	4,460,188
66,711		Vulcan Materials Co	7,551,685
17,472		Westlake Chemical Corp	904,875
136,033		WestRock Co	6,283,364
20,425		Worthington Industries, Inc	959,975
34,484	*	WR Grace & Co	2,309,049
		TOTAL MATERIALS	369,541,473

MEDIA - 2.9%
10,427	e	AMC Entertainment Holdings, Inc	327,929
29,130	*	AMC Networks, Inc	1,425,331
2,284		Cable One, Inc	1,317,274
11,567	*	Carmike Cinemas, Inc	377,662
201,307		CBS Corp (Class B)	11,398,002
31,564	*,e	Central European Media Enterprises Ltd (Class A) (NASDAQ)	77,332
100,970	*	Charter Communications, Inc	25,231,393
52,952		Cinemark Holdings, Inc	2,107,490
16,417		Clear Channel Outdoor Holdings, Inc (Class A)	94,398
1,213,868		Comcast Corp (Class A)	75,041,320
444	*,e	Daily Journal Corp	93,773
73,258	*	Discovery Communications, Inc (Class A)	1,912,766
123,084	*	Discovery Communications, Inc (Class C)	3,090,639
106,412	*	DISH Network Corp (Class A)	6,231,487
12,577		Entercom Communications Corp (Class A)	166,016
44,878		Entravision Communications Corp (Class A)	300,683
20,609	*,e	Eros International plc	365,810
28,996		EW Scripps Co (Class A)	384,487
62,806		Gannett Co, Inc	488,003
19,954	*	Global Eagle Entertainment, Inc	160,630
31,424	*	Gray Television, Inc	279,674
4,651	*	Hemisphere Media Group, Inc	54,417
28,760	*	Imax Corp	869,990
221,857		Interpublic Group of Cos, Inc	4,967,378
20,543		John Wiley & Sons, Inc (Class A)	1,060,019
6,400	*	Liberty Braves Group (Class A)	108,480
17,411	*	Liberty Braves Group (Class C)	290,241
12,406	*	Liberty Broadband Corp (Class A)	805,770
50,549	*	Liberty Broadband Corp (Class C)	3,369,091
15,188	*	Liberty Media Group (Class A)	422,682
22,228	*	Liberty Media Group (Class C)	609,269
50,941	*	Liberty SiriusXM Group (Class A)	1,694,807
166

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

97,255	*	Liberty SiriusXM Group (Class C)	$3,227,893
45,486	e	Lions Gate Entertainment Corp	926,095
63,868	*	Live Nation, Inc	1,767,228
6,029	*	Loral Space & Communications, Inc	233,925
9,468	*	Madison Square Garden Co	1,566,859
24,894		MDC Partners, Inc	210,354
52,743	*	Media General, Inc	888,720
18,534		Meredith Corp	840,517
30,657	*	MSG Networks, Inc	585,549
30,224		National CineMedia, Inc	419,207
27,474		New Media Investment Group, Inc	395,626
59,194		New York Times Co (Class A)	645,215
189,024		News Corp	2,290,971
59,669		News Corp (Class B)	739,896
14,374	e	Nexstar Broadcasting Group, Inc (Class A)	701,451
119,498		Omnicom Group, Inc	9,538,330
4,994	*	Radio One, Inc	12,485
7,081	*	Reading International, Inc	93,398
39,382	e	Regal Entertainment Group (Class A)	847,107
1,443		Saga Communications, Inc	60,606
12,520		Scholastic Corp	478,890
39,425	e	Scripps Networks Interactive (Class A)	2,537,393
32,109		Sinclair Broadcast Group, Inc (Class A)	805,936
901,211	*,e	Sirius XM Holdings, Inc	3,758,050
41,255	*	Starz-Liberty Capital	1,297,882
106,218		TEGNA, Inc	2,083,997
147,883		Thomson Corp	5,828,069
395,176		Time Warner, Inc	35,166,712
49,629		Time, Inc	645,177
3,579	*	Townsquare Media, Inc	29,992
38,597		Tribune Co	1,258,262
12,142		tronc, Inc	146,068
532,391		Twenty-First Century Fox, Inc	13,985,912
239,273		Twenty-First Century Fox, Inc (Class B)	6,314,414
7,627	e	Viacom, Inc	322,622
168,729		Viacom, Inc (Class B)	6,337,461
823,152		Walt Disney Co	76,297,959
17,813	e	World Wrestling Entertainment, Inc (Class A)	314,934
		TOTAL MEDIA	328,725,405

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.2%
823,648		AbbVie, Inc	45,943,085
44,127	*,e	Acadia Pharmaceuticals, Inc	1,028,600
11,534	*,e	Accelerate Diagnostics, Inc	245,097
13,351	*	Acceleron Pharma, Inc	374,229
18,680	*,e	AcelRx Pharmaceuticals, Inc	52,304
57,304	*	Achillion Pharmaceuticals, Inc	359,869
4,210	*	Aclaris Therapeutics, Inc	89,462
20,949	*	Acorda Therapeutics, Inc	370,797
8,387	*,e	Adamas Pharmaceuticals, Inc	115,237
17,546	*,e	Aduro Biotech, Inc	188,619
21,624	*,e	Advaxis, Inc	174,938
12,037	*	Adverum Biotechnologies, Inc	35,509
167

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

11,588	*	Aerie Pharmaceuticals, Inc	$385,301
32,182	*	Agenus, Inc	127,763
4,678	*	Agile Therapeutics, Inc	35,553
151,984		Agilent Technologies, Inc	6,621,943
13,819	*	Agios Pharmaceuticals, Inc	661,101
12,929	*,e	Aimmune Therapeutics, Inc	210,484
22,014	*	Akebia Therapeutics, Inc	165,545
40,640	*	Akorn, Inc	973,328
12,928	*,e	Albany Molecular Research, Inc	201,548
22,587	*	Alder Biopharmaceuticals, Inc	547,735
106,325	*	Alexion Pharmaceuticals, Inc	13,875,412
77,776	*	Alkermes plc	3,920,688
198,119	*	Allergan plc	41,394,984
36,523	*,e	Alnylam Pharmaceuticals, Inc	1,300,219
16,789	*	AMAG Pharmaceuticals, Inc	431,477
381,610		Amgen, Inc	53,868,068
61,430	*	Amicus Therapeutics, Inc	423,867
16,975	*	Amphastar Pharmaceuticals, Inc	307,926
22,539	*,e	Ampio Pharmaceuticals, Inc	15,471
15,209	*,e	Anavex Life Sciences Corp	42,433
3,304	*	ANI Pharmaceuticals, Inc	197,249
21,009	*,e	Anthera Pharmaceuticals, Inc	46,220
5,978	*	Applied Genetic Technologies Corp	42,743
7,908	*	Aptevo Therapeutics, Inc	17,477
12,806	*	Aratana Therapeutics, Inc	103,729
7,258	*,e	Ardelyx, Inc	89,273
101,870	*	Arena Pharmaceuticals, Inc	150,768
86,016	*,e	Ariad Pharmaceuticals, Inc	750,060
70,415	*	Array Biopharma, Inc	401,365
26,110	*,e	Arrowhead Research Corp	151,438
4,375	*,e	Asterias Biotherapeutics, Inc	14,437
11,438	*	Atara Biotherapeutics, Inc	146,406
34,748	*,e	Athersys, Inc	62,894
2,238	*	Avexis, Inc	106,305
12,006	*,e	Axovant Sciences Ltd	147,794
4,815	*,e	Axsome Therapeutics, Inc	32,260
10,302	*,e	Bellicum Pharmaceuticals, Inc	170,601
30,549	*	BioCryst Pharmaceuticals, Inc	123,723
112,003	*	Biogen Idec, Inc	31,381,001
83,035	*	BioMarin Pharmaceutical, Inc	6,685,978
39,348	*,e	Bio-Path Holdings, Inc	39,348
11,446	*	Bio-Rad Laboratories, Inc (Class A)	1,809,384
1,907	*	Biospecifics Technologies Corp	82,745
19,171		Bio-Techne Corp	1,993,592
21,816	*	BioTime, Inc	70,248
25,762	*,e	Bluebird Bio, Inc	1,230,135
9,768	*	Blueprint Medicines Corp	292,845
855,641		Bristol-Myers Squibb Co	43,560,683
54,276		Bruker BioSciences Corp	1,112,115
15,433	*	Cambrex Corp	621,950
9,334	*,e	Cara Therapeutics Inc	65,245
48,477	*	Catalent, Inc	1,105,760
392,204	*	Celgene Corp	40,075,405
168

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

54,616	*,e	Celldex Therapeutics, Inc	$172,040
4,292	*,e	Cellular Biomedicine Group, Inc	51,719
18,786	*,e	Cempra, Inc	340,496
35,424	*	Cepheid, Inc	1,873,930
22,808	*	Charles River Laboratories International, Inc	1,730,671
11,750	*,e	ChemoCentryx, Inc	70,265
19,935	*	Chimerix, Inc	80,737
13,925	*,e	ChromaDex Corp	38,433
2,186	*,e	Cidara Therapeutics, Inc	20,767
15,457	*,e	Clovis Oncology, Inc	449,490
14,351	*	Coherus Biosciences, Inc	392,500
6,498	*,e	Collegium Pharmaceutical, Inc	97,275
6,440	*	Concert Pharmaceuticals Inc	49,717
35,675	*,e	Corcept Therapeutics, Inc	247,584
47,198	*	Curis, Inc	122,715
14,477	*,e	Cytokinetics, Inc	140,427
10,021	*	CytomX Therapeutics, Inc	112,937
28,094	*,e	CytRx Corp	12,979
29,384	*	Depomed, Inc	657,026
10,045	*	Dermira, Inc	314,911
5,621	*	Dimension Therapeutics, Inc	27,824
47,996	*	Durect Corp	53,756
18,760	*,e	Dynavax Technologies Corp	173,530
5,157	*,e	Eagle Pharmaceuticals, Inc	288,173
8,036	*	Edge Therapeutics, Inc	84,137
3,266	*	Editas Medicine, Inc	46,181
11,529	*,e	Egalet Corp	64,678
1,596	*	Eiger BioPharmaceuticals, Inc	18,274
500,259		Eli Lilly & Co	36,939,125
15,816	*	Emergent Biosolutions, Inc	422,604
6,742	*,e	Enanta Pharmaceuticals, Inc	158,572
101,040	*	Endo International plc	1,894,500
16,078	*,e	Endocyte, Inc	44,214
18,877	*	Enzo Biochem, Inc	115,150
22,129	*	Epizyme, Inc	200,267
5,562	*,e	Esperion Thereapeutics, Inc	57,289
53,430	*,e	Exact Sciences Corp	832,439
113,584	*	Exelixis, Inc	1,202,855
25,301	*	FibroGen, Inc	418,732
12,554	*	Five Prime Therapeutics, Inc	609,246
2,340	*	Flex Pharma, Inc	11,372
9,344	*	Flexion Therapeutics Inc	178,470
12,333	*	Fluidigm Corp	57,102
16,433	*,e	Fortress Biotech, Inc	39,111
5,638	*,e	Foundation Medicine, Inc	127,983
77,129	*,e	Galena Biopharma, Inc	17,717
9,048	*	Genomic Health, Inc	269,721
94,140	*,e	Geron Corp	174,159
674,568		Gilead Sciences, Inc	49,668,442
6,626	*,e	Global Blood Therapeutics, Inc	115,624
52,365	*,e	Halozyme Therapeutics, Inc	451,910
20,561	*,e	Heron Therapeutics, Inc	305,331
2,379	*	Heska Corp	117,523
169

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

78,143	*	Horizon Pharma plc	$1,306,551
35,999	*,e	Idera Pharmaceuticals, Inc	55,798
19,695	*	Ignyta, Inc	98,475
72,852	*	Illumina, Inc	9,918,071
4,828	*	Immune Design Corp	25,830
98,713	*,e	Immunogen, Inc	179,658
52,141	*,e	Immunomedics, Inc	119,924
35,602	*	Impax Laboratories, Inc	715,600
20,194	*	INC Research Holdings, Inc	922,866
79,588	*	Incyte Corp	6,921,768
20,634	*	Infinity Pharmaceuticals, Inc	24,967
39,312	*,e	Innoviva, Inc	404,914
9,048	*,e	Inotek Pharmaceuticals Corp	63,336
30,381	*,e	Inovio Pharmaceuticals, Inc	196,565
29,754	*	Insmed, Inc	386,207
9,791	*,e	Insys Therapeutics, Inc	105,841
3,255	*,e	Intellia Therapeutics, Inc	44,854
8,362	*,e	Intercept Pharmaceuticals, Inc	1,034,714
12,277	*	Intersect ENT, Inc	179,244
16,694	*,e	Intra-Cellular Therapies, Inc	207,006
27,260	*,e	Intrexon Corp	711,486
10,486	*,e	Invitae Corp	80,532
58,851	*,e	Ionis Pharmaceuticals, Inc	1,528,949
62,575	*,e	Ironwood Pharmaceuticals, Inc	799,083
1,394,624		Johnson & Johnson	161,762,438
30,664	*,e	Juno Therapeutics, Inc	744,829
9,896	*	Karyopharm Therapeutics, Inc	71,647
45,406	*,e	Keryx Biopharmaceuticals, Inc	204,781
18,955	*,e	Kite Pharma, Inc	839,517
8,243	*	La Jolla Pharmaceutical Co	144,252
13,584	*,e	Lannett Co, Inc	297,490
20,804	*,e	Lexicon Pharmaceuticals, Inc	308,523
9,568	*	Ligand Pharmaceuticals, Inc (Class B)	915,945
19,238	*,e	Lion Biotechnologies, Inc	120,237
7,703	*,e	Lipocine, Inc	24,727
6,426	*,e	Loxo Oncology, Inc	134,046
19,030	*	Luminex Corp	396,395
14,847	*	MacroGenics, Inc	351,725
54,008	*	Mallinckrodt plc	3,200,514
160,333	*	MannKind Corp	66,891
7,447	*	Medgenics, Inc	35,895
35,777	*	Medicines Co	1,178,852
14,511	*,e	MediciNova, Inc	98,530
1,410,275		Merck & Co, Inc	82,811,348
59,663	*,e	Merrimack Pharmaceuticals, Inc	311,441
13,506	*	Mettler-Toledo International, Inc	5,457,504
47,130	*,e	MiMedx Group, Inc	419,928
8,077	*,e	Minerva Neurosciences, Inc	90,059
4,258	*	Mirati Therapeutics, Inc	21,503
31,181	*	Momenta Pharmaceuticals, Inc	347,668
227,849	*	Mylan NV	8,316,488
5,669	*	MyoKardia, Inc	76,248
35,176	*,e	Myriad Genetics, Inc	693,319
170

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

5,740	*	NanoString Technologies, Inc	$111,643
8,338	*,e	NantKwest, Inc	49,945
13,099	*	Natera, Inc	111,080
62,988	*	Nektar Therapeutics	781,051
33,050	*	NeoGenomics, Inc	266,383
6,653	*,e	Neos Therapeutics, Inc	39,253
43,595	*	Neurocrine Biosciences, Inc	1,908,153
8,803	*	NewLink Genetics Corp	106,956
132,353	*,e	Novavax, Inc	201,177
5,561	*,e	Ocular Therapeutix, Inc	31,475
15,786	*,e	Omeros Corp	129,445
7,049	*	OncoMed Pharmaceuticals, Inc	63,934
14,755	*,e	Ophthotech Corp	528,524
148,620	*,e	Opko Health, Inc	1,400,000
49,140	*	Organovo Holdings, Inc	122,359
7,783	*	Osiris Therapeutics, Inc	31,210
12,099	*	Otonomy, Inc	182,695
9,996	*,e	OvaScience, Inc	50,380
40,299	*,e	Pacific Biosciences of California, Inc	342,541
21,136	*,e	Pacira Pharmaceuticals, Inc	672,125
5,045	*	Paratek Pharmaceuticals, Inc	53,981
25,460	*	Parexel International Corp	1,483,300
11,134	*	Patheon NV	282,692
72,802		PDL BioPharma, Inc	234,422
64,232		PerkinElmer, Inc	3,268,766
68,191		Perrigo Co plc	5,672,809
6,895	*	Pfenex, Inc	55,229
3,056,436		Pfizer, Inc	96,919,586
28,593	*,e	PharmAthene, Inc	78,631
7,545		Phibro Animal Health Corp	195,793
22,596	*	Portola Pharmaceuticals, Inc	410,795
12,394	*	PRA Health Sciences, Inc	659,609
25,905	*	Prestige Brands Holdings, Inc	1,172,978
30,473	*,e	Progenics Pharmaceuticals, Inc	153,279
3,334	*	Proteostasis Therapeutics, Inc	23,738
16,124	*,e	Prothena Corp plc	771,050
14,333	*	PTC Therapeutics, Inc	89,008
12,051	*	Puma Biotechnology, Inc	461,553
111,784	*	Qiagen NV (NASDAQ)	2,725,294
74,180	*	Quintiles Transnational Holdings, Inc	5,321,673
15,192	*,e	Radius Health, Inc	652,041
2,682	*,e	Reata Pharmaceuticals, Inc	60,720
40,473	*	Regeneron Pharmaceuticals, Inc	13,963,994
10,255	*,e	REGENXBIO, Inc	161,516
19,674	*,e	Regulus Therapeutics, Inc	54,103
13,740	*	Repligen Corp	392,552
19,915	*,e	Retrophin, Inc	375,398
9,301	*,e	Revance Therapeutics, Inc	124,168
37,550	*	Rigel Pharmaceuticals, Inc	97,630
12,985	*	Sage Therapeutics, Inc	565,367
29,213	*	Sangamo Biosciences, Inc	103,706
20,796	*,e	Sarepta Therapeutics, Inc	816,035
22,166	*	Sciclone Pharmaceuticals, Inc	198,386
171

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

46,464	*	Seattle Genetics, Inc	$2,402,189
8,789	*,e	Seres Therapeutics, Inc	94,833
12,170	*,e	Sorrento Therapeutics, Inc	69,978
8,141	*,e	Spark Therapeutics, Inc	382,708
27,773	*	Spectrum Pharmaceuticals, Inc	98,316
6,776	*	Stemline Therapeutics, Inc	77,246
10,521	*	Sucampo Pharmaceuticals, Inc (Class A)	119,939
22,801	*	Supernus Pharmaceuticals, Inc	451,460
88,402	*,e	Synergy Pharmaceuticals, Inc	405,765
36,143	*,e	Synthetic Biologics, Inc	50,600
3,929	*,e	T2 Biosystems, Inc	24,831
17,729	*,e	Teligent, Inc	115,416
18,282	*,e	TESARO, Inc	2,209,928
15,324	*	Tetraphase Pharmaceuticals, Inc	53,634
15,204	*,e	TG Therapeutics, Inc	81,341
71,280	*,e	TherapeuticsMD, Inc	409,147
17,600	*,e	Theravance Biopharma, Inc	442,288
202,046		Thermo Electron Corp	29,706,823
9,087	*,e	Titan Pharmaceuticals, Inc	41,346
4,598	*	Tobira Therapeutics, Inc	193,530
4,104	*,e	Tokai Pharmaceuticals, Inc	4,514
23,387	*	Trevena, Inc	114,129
17,370	*	Trovagene, Inc	59,927
18,015	*,e	Ultragenyx Pharmaceutical, Inc	1,062,705
22,473	*	United Therapeutics Corp	2,698,333
17,036	*	Vanda Pharmaceuticals, Inc	252,985
13,261	*	Versartis, Inc	146,534
120,575	*	Vertex Pharmaceuticals, Inc	9,146,820
16,833	*	Vital Therapies, Inc	90,057
5,712	*,e	Voyager Therapeutics, Inc	68,544
38,015	*	VWR Corp	1,045,793
39,260	*	Waters Corp	5,462,636
3,701	*	WaVe Life Sciences Pte Ltd	117,877
6,539	*,e	XBiotech, Inc	86,642
15,653	*	Xencor Inc	333,252
6,984	*,e	Zafgen, Inc	21,022
59,769	*,e	ZIOPHARM Oncology, Inc	339,488
241,101		Zoetis Inc	11,524,628
10,650	*	Zogenix, Inc	86,798
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	919,831,510

REAL ESTATE - 4.1%
27,624		Acadia Realty Trust	930,653
11,379		Agree Realty Corp	550,175
34,681		Alexander & Baldwin, Inc	1,449,319
2,406		Alexander’s, Inc	924,554
35,697		Alexandria Real Estate Equities, Inc	3,848,494
5,825	*	Altisource Portfolio Solutions S.A.	149,994
31,307		American Assets Trust,Inc	1,243,201
63,779		American Campus Communities, Inc	3,323,524
94,784		American Homes 4 Rent	2,000,890
212,697		American Tower Corp	24,925,961
76,294		Apartment Investment & Management Co (Class A)	3,362,277
172

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

80,129		Apple Hospitality REIT, Inc	$1,444,726
25,296		Armada Hoffler Properties, Inc	339,725
11,429		Ashford Hospitality Prime, Inc	148,120
41,202		Ashford Hospitality Trust, Inc	239,384
5,479	*,e	AV Homes, Inc	87,390
68,573		AvalonBay Communities, Inc	11,738,326
8,243		Bluerock Residential Growth REIT, Inc	102,213
81,337		Boston Properties, Inc	9,799,482
86,690		Brandywine Realty Trust	1,343,695
70,304		Brixmor Property Group, Inc	1,787,128
48,686		Camden Property Trust	3,964,988
40,937		Care Capital Properties, Inc	1,087,696
28,069		CareTrust REIT, Inc	395,212
18,578		CatchMark Timber Trust Inc	195,812
82,226		CBL & Associates Properties, Inc	879,818
171,546	*	CBRE Group, Inc	4,419,025
40,660		Cedar Realty Trust, Inc	275,268
16,749		Chatham Lodging Trust	296,457
28,782		Chesapeake Lodging Trust	624,857
8,774		City Office REIT, Inc	110,201
31,610		Colony Starwood Homes	917,006
73,861		Columbia Property Trust, Inc	1,556,990
74,662		Communications Sales & Leasing, Inc	2,122,641
6,313		Community Healthcare Trust, Inc	141,285
1,845		Consolidated-Tomoka Land Co	93,486
6,682		CorEnergy Infrastructure Trust, Inc	180,949
18,742		Coresite Realty	1,382,035
44,313		Corporate Office Properties Trust	1,182,714
63,738		Corrections Corp of America	921,014
157,234		Cousins Properties, Inc	1,221,708
164,595		Crown Castle International Corp	14,976,499
75,310		CubeSmart	1,963,332
29,793		CyrusOne, Inc	1,329,066
49,318		DCT Industrial Trust, Inc	2,305,616
150,563		DDR Corp	2,302,108
97,976		DiamondRock Hospitality Co	896,480
77,397		Digital Realty Trust, Inc	7,231,202
68,494		Douglas Emmett, Inc	2,500,031
145,171		Duke Realty Corp	3,796,222
41,733		DuPont Fabros Technology, Inc	1,703,124
11,376		Easterly Government Properties, Inc	215,803
20,218		EastGroup Properties, Inc	1,373,004
32,216		Education Realty Trust, Inc	1,372,079
59,196		Empire State Realty Trust, Inc	1,158,466
30,888		Entertainment Properties Trust	2,246,175
36,189		Equinix, Inc	12,929,606
78,666	*	Equity Commonwealth	2,376,500
46,064		Equity Lifestyle Properties, Inc	3,493,494
44,676		Equity One, Inc	1,273,266
188,480		Equity Residential	11,638,640
32,118		Essex Property Trust, Inc	6,876,143
58,941		Extra Space Storage, Inc	4,311,534
5,780		Farmland Partners, Inc	61,499
173

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

35,708		Federal Realty Investment Trust	$5,185,873
64,539		FelCor Lodging Trust, Inc	412,404
56,244		First Industrial Realty Trust, Inc	1,485,404
28,700		First Potomac Realty Trust	256,004
111,881		Forest City Realty Trust, Inc	2,415,511
16,040	*,e	Forestar Group, Inc	176,440
24,662		Four Corners Property Trust, Inc	495,213
47,755		Franklin Street Properties Corp	552,525
2,632	*	FRP Holdings, Inc	83,698
91,483		Gaming and Leisure Properties, Inc	3,003,387
271,213		General Growth Properties, Inc	6,766,764
36,009		Geo Group, Inc	862,776
12,704		Getty Realty Corp	288,762
17,812		Gladstone Commercial Corp	317,944
82,479		Global Net Lease, Inc	611,169
39,025	*	Government Properties Income Trust	746,938
180,996		Gramercy Property Trust	1,668,783
228,779		HCP, Inc	7,835,681
50,664		Healthcare Realty Trust, Inc	1,615,675
66,120		Healthcare Trust of America, Inc	2,023,272
20,220		Hersha Hospitality Trust	360,320
24,835		HFF, Inc (Class A)	661,356
46,902		Highwoods Properties, Inc	2,327,746
73,062	*	Hospitality Properties Trust	1,998,976
399,799		Host Marriott Corp	6,188,889
23,433	*	Howard Hughes Corp	2,573,646
38,228		Hudson Pacific Properties	1,285,225
18,150		Independence Realty Trust, Inc	151,190
59,474		Investors Real Estate Trust	361,007
127,332		Iron Mountain, Inc	4,294,908
28,223		Jones Lang LaSalle, Inc	2,733,398
43,925		Kennedy-Wilson Holdings, Inc	904,855
44,163		Kilroy Realty Corp	3,172,228
180,313		Kimco Realty Corp	4,798,129
40,035		Kite Realty Group Trust	998,073
36,569		Lamar Advertising Co	2,320,303
75,311		LaSalle Hotel Properties	1,788,636
112,121		Lexington Realty Trust	1,136,907
60,813		Liberty Property Trust	2,458,670
28,792		Life Storage, Inc	2,322,075
26,215		LTC Properties, Inc	1,313,634
68,863		Macerich Co	4,874,123
45,234		Mack-Cali Realty Corp	1,161,609
14,884	*	Marcus & Millichap, Inc	348,732
114,933		Medical Properties Trust, Inc	1,602,166
34,144		Mid-America Apartment Communities, Inc	3,166,856
30,377		Monmouth Real Estate Investment Corp (Class A)	415,254
69,668		Monogram Residential Trust, Inc	734,301
18,057		National Health Investors, Inc	1,367,998
70,565		National Retail Properties, Inc	3,219,175
16,679		National Storage Affiliates Trust	326,575
36,692		New Senior Investment Group, Inc	382,331
54,953		New York REIT, Inc	517,657
174

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

8,034		NexPoint Residential Trust, Inc	$149,754
25,065		NorthStar Realty Europe Corp	247,893
86,627		NorthStar Realty Finance Corp	1,257,824
90,126		Omega Healthcare Investors, Inc	2,868,711
6,278		One Liberty Properties, Inc	147,910
67,384		Outfront Media, Inc	1,449,430
88,247		Paramount Group, Inc	1,372,241
19,654	*	Parkway, Inc	354,165
34,872		Pebblebrook Hotel Trust	846,692
34,599		Pennsylvania REIT	675,026
65,496		Physicians Realty Trust	1,294,856
99,426		Piedmont Office Realty Trust, Inc	2,036,244
29,069		Post Properties, Inc	1,912,450
26,414		Potlatch Corp	1,014,298
22,337		Preferred Apartment Communities, Inc	290,828
269,760		Prologis, Inc	14,070,682
14,583		PS Business Parks, Inc	1,601,068
77,210		Public Storage, Inc	16,501,321
22,756		QTS Realty Trust, Inc	1,045,866
49,089		RAIT Investment Trust	149,721
38,022		Ramco-Gershenson Properties	659,301
73,638		Rayonier, Inc	1,974,971
8,639		Re/Max Holdings, Inc	375,365
85,805		Realogy Holdings Corp	1,964,076
126,174		Realty Income Corp	7,474,548
47,019		Regency Centers Corp	3,388,659
67,247		Retail Opportunities Investment Corp	1,352,337
96,240		Retail Properties of America, Inc	1,498,457
31,686		Rexford Industrial Realty, Inc	667,307
59,376		RLJ Lodging Trust	1,170,895
3,209		RMR Group, Inc	110,229
21,180		Ryman Hospitality Properties	1,067,896
31,460		Sabra Healthcare REIT, Inc	733,018
7,154		Saul Centers, Inc	432,674
30,659	*	Select Income REIT	758,504
115,034	*	Senior Housing Properties Trust	2,446,773
12,184		Seritage Growth Properties	554,981
14,813		Silver Bay Realty Trust Corp	248,118
158,433		Simon Property Group, Inc	29,462,201
47,741		SL Green Realty Corp	4,689,121
234,717		Spirit Realty Capital, Inc	2,795,479
40,237	*,e	St. Joe Co	712,195
33,464		STAG Industrial, Inc	772,014
73,824		STORE Capital Corp	2,014,657
2,960	*	Stratus Properties, Inc	71,632
30,537		Sun Communities, Inc	2,349,211
88,977		Sunstone Hotel Investors, Inc	1,117,551
46,688		Tanger Factory Outlet Centers, Inc	1,624,742
28,242		Taubman Centers, Inc	2,046,415
5,639	*	Tejon Ranch Co	125,975
18,932		Terreno Realty Corp	494,125
22,829		Tier REIT, Inc	336,728
8,985	*	Trinity Place Holdings, Inc	86,795
175

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

129,946		UDR, Inc	$4,544,212
9,682		UMH Properties, Inc	117,346
6,033		Universal Health Realty Income Trust	354,137
58,761		Urban Edge Properties	1,516,621
11,670		Urstadt Biddle Properties, Inc (Class A)	250,905
165,407		Ventas, Inc	11,206,324
459,531		VEREIT, Inc	4,319,591
90,023		Vornado Realty Trust	8,352,334
103,376		Washington Prime Group, Inc	1,084,414
35,634		Washington REIT	1,048,352
56,962		Weingarten Realty Investors	2,062,594
173,576		Welltower, Inc	11,895,163
363,162		Weyerhaeuser Co	10,869,439
12,824		Whitestone REIT	170,559
50,550		WP Carey, Inc	3,070,407
50,281		Xenia Hotels & Resorts, Inc	784,886
		TOTAL REAL ESTATE	465,620,667

RETAILING - 5.1%
10,432	*	1-800-FLOWERS.COM, Inc (Class A)	99,626
34,072		Aaron’s, Inc	841,919
38,688		Abercrombie & Fitch Co (Class A)	565,232
35,618		Advance Auto Parts, Inc	4,989,369
195,956	*	Amazon.com, Inc	154,769,968
82,186	e	American Eagle Outfitters, Inc	1,400,449
3,476	*,e	America’s Car-Mart, Inc	141,995
12,502	*	Asbury Automotive Group, Inc	636,977
104,913	*	Ascena Retail Group, Inc	513,025
8,578	*	At Home Group, Inc	96,074
31,793	*	Autonation, Inc	1,394,759
14,406	*	AutoZone, Inc	10,691,557
19,109	*	Barnes & Noble Education, Inc	177,905
35,846		Barnes & Noble, Inc	369,214
72,752		Bed Bath & Beyond, Inc	2,940,636
138,528		Best Buy Co, Inc	5,390,124
10,534		Big 5 Sporting Goods Corp	163,277
23,343		Big Lots, Inc	1,013,086
5,139		Blue Nile, Inc	179,505
10,237	*,e	Boot Barn Holdings, Inc	131,034
13,316	e	Buckle, Inc	277,639
11,795	*	Build-A-Bear Workshop, Inc	159,232
35,717	*	Burlington Stores, Inc	2,676,632
24,507	*	Cabela’s, Inc	1,509,876
20,175		Caleres, Inc	504,577
96,196	*	Carmax, Inc	4,804,028
11,624		Cato Corp (Class A)	344,884
60,996		Chico’s FAS, Inc	711,823
10,388		Children’s Place Retail Stores, Inc	788,969
6,249		Citi Trends, Inc	124,105
8,181	*	Container Store Group, Inc	39,923
25,406		Core-Mark Holding Co, Inc	898,102
35,406		CST Brands, Inc	1,700,196
14,776	*	Destination XL Group, Inc	59,843
176

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

43,520		Dick’s Sporting Goods, Inc	$2,421,888
9,197		Dillard’s, Inc (Class A)	563,776
142,077		Dollar General Corp	9,816,100
113,397	*	Dollar Tree, Inc	8,567,143
32,017		DSW, Inc (Class A)	664,993
5,857	*,e	Duluth Holdings, Inc	159,017
50,587	*	Etsy, Inc	656,619
58,420		Expedia, Inc	7,549,617
37,171	*	Express Parent LLC	446,795
20,843		Finish Line, Inc (Class A)	410,399
25,644	*	Five Below, Inc	963,701
65,971		Foot Locker, Inc	4,404,884
22,283	*	Francesca’s Holdings Corp	358,088
15,555		Fred’s, Inc (Class A)	142,017
7,507	*	FTD Cos, Inc	151,041
49,794	e	GameStop Corp (Class A)	1,197,546
113,736	e	Gap, Inc	3,137,976
9,647	*	Genesco, Inc	519,009
72,755		Genuine Parts Co	6,590,875
38,288		GNC Holdings, Inc	514,208
11,507		Group 1 Automotive, Inc	693,527
188,200	*	Groupon, Inc	750,918
28,966		Guess?, Inc	391,041
7,966		Haverty Furniture Cos, Inc	141,396
10,580	*,e	Hibbett Sports, Inc	411,033
627,393		Home Depot, Inc	76,548,220
15,133		HSN, Inc	570,514
162,528	*,e	JC Penney Co, Inc	1,396,115
7,029		Kirkland’s, Inc	85,824
92,540		Kohl’s Corp	4,048,625
120,189		L Brands, Inc	8,676,444
10,858	*,e	Lands’ End, Inc	169,385
217,983	*	Liberty Interactive Corp	4,030,506
35,091	*	Liberty TripAdvisor Holdings, Inc	779,020
64,984	*	Liberty Ventures	2,592,862
11,852		Lithia Motors, Inc (Class A)	1,016,664
154,885	*	LKQ Corp	4,999,688
449,146		Lowe’s Companies, Inc	29,935,581
47,510	*,e	Lumber Liquidators, Inc	736,880
155,717		Macy’s, Inc	5,682,113
11,282	*	MarineMax, Inc	225,076
46,614	*	Michaels Cos, Inc	1,083,775
15,180		Monro Muffler, Inc	834,900
18,048	*	Murphy USA, Inc	1,241,341
210,656	*	NetFlix, Inc	26,304,615
62,563	e	Nordstrom, Inc	3,253,276
14,284		Nutri/System, Inc	452,803
300,272		Office Depot, Inc	945,857
9,621	*	Ollie’s Bargain Outlet Holdings, Inc	263,134
47,315	*	O’Reilly Automotive, Inc	12,511,979
4,892	*	Overstock.com, Inc	71,668
18,067	*,e	Party City Holdco, Inc	293,589
18,385		Penske Auto Group, Inc	822,729
177

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

8,830	e	PetMed Express, Inc	$175,452
37,408	e	Pier 1 Imports, Inc	161,228
25,290	*	Priceline.com, Inc	37,283,277
34,673		Rent-A-Center, Inc	349,851
21,981	*,e	Restoration Hardware Holdings, Inc	636,790
197,601		Ross Stores, Inc	12,357,966
75,433	*	Sally Beauty Holdings, Inc	1,956,732
27,905	*,e	Sears Holdings Corp	310,024
5,334	*	Sears Hometown and Outlet Stores, Inc	25,870
23,405	*	Select Comfort Corp	449,142
8,648		Shoe Carnival, Inc	219,400
18,928	*	Shutterfly, Inc	927,472
38,362	e	Signet Jewelers Ltd	3,117,296
13,651		Sonic Automotive, Inc (Class A)	244,353
14,779	*	Sportsman’s Warehouse Holdings, Inc	135,967
18,281	e	Stage Stores, Inc	93,050
314,649		Staples, Inc	2,328,403
15,745		Stein Mart, Inc	94,785
31,576		Tailored Brands, Inc	498,901
298,502		Target Corp	20,516,042
55,054		Tiffany & Co	4,042,065
15,285	*	Tile Shop Holdings, Inc	259,081
16,763	*	Tilly’s, Inc	155,561
331,921		TJX Companies, Inc	24,479,174
64,661		Tractor Supply Co	4,049,718
55,681	*	TripAdvisor, Inc	3,590,311
18,379	*	Tuesday Morning Corp	90,976
29,246	*	Ulta Salon Cosmetics & Fragrance, Inc	7,116,722
42,910	*	Urban Outfitters, Inc	1,435,339
16,337	*	Vitamin Shoppe, Inc	409,242
15,332	*,e	Wayfair, Inc	511,016
6,804	*	West Marine, Inc	54,432
42,417	e	Williams-Sonoma, Inc	1,960,514
892		Winmark Corp	95,399
10,806	*,e	Zumiez, Inc	240,433
		TOTAL RETAILING	572,674,334

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
2,398	*,e	Acacia Communications, Inc	167,117
19,213	*	Advanced Energy Industries, Inc	916,460
373,233	*	Advanced Micro Devices, Inc	2,698,475
8,895	*	Alpha & Omega Semiconductor Ltd	187,951
15,019	*,e	Ambarella, Inc	921,716
48,137	*	Amkor Technology, Inc	446,230
161,186		Analog Devices, Inc	10,332,023
570,324		Applied Materials, Inc	16,585,022
33,773	*	Applied Micro Circuits Corp	249,920
12,175	*	Axcelis Technologies, Inc	166,189
190,329		Broadcom Ltd	32,409,222
32,935		Brooks Automation, Inc	429,143
11,394		Cabot Microelectronics Corp	629,632
31,389	*	Cavium, Inc	1,771,909
8,650	*	Ceva, Inc	259,932
178

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

35,639	*	Cirrus Logic, Inc	$1,923,793
10,237		Cohu, Inc	114,552
56,755	*	Cree, Inc	1,265,636
151,801		Cypress Semiconductor Corp	1,513,456
18,477	*	Diodes, Inc	382,659
9,301	*	DSP Group, Inc	101,381
64,946	*	Entegris, Inc	1,032,641
20,079	*	Exar Corp	181,113
37,049	*,e	First Solar, Inc	1,500,114
34,075	*	Formfactor, Inc	305,823
20,327	*	GigOptix, Inc	48,175
19,347	*	Inphi Corp	717,774
64,415	*	Integrated Device Technology, Inc	1,334,035
2,406,137		Intel Corp	83,901,997
95,653		Intersil Corp (Class A)	2,112,018
9,988		IXYS Corp	105,873
85,065		Kla-Tencor Corp	6,389,232
28,048	*	Kopin Corp	58,620
77,660		Lam Research Corp	7,522,148
58,110	*	Lattice Semiconductor Corp	352,728
116,537		Linear Technology Corp	6,999,212
10,869	*	MA-COM Technology Solutions	399,544
195,419		Marvell Technology Group Ltd	2,546,310
138,324		Maxim Integrated Products, Inc	5,481,780
26,254	*	MaxLinear, Inc	491,212
114,874		Microchip Technology, Inc	6,955,621
505,478	*	Micron Technology, Inc	8,674,002
54,345	*	Microsemi Corp	2,289,555
25,831		MKS Instruments, Inc	1,303,174
18,858		Monolithic Power Systems, Inc	1,486,199
11,512	*	Nanometrics, Inc	240,486
12,097	*	NeoPhotonics Corp Ltd	169,358
1,929		NVE Corp	108,545
265,356		Nvidia Corp	18,882,733
199,919	*	ON Semiconductor Corp	2,333,055
12,269	*	PDF Solutions, Inc	242,313
31,365	*	Photronics, Inc	304,240
13,255		Power Integrations, Inc	854,285
66,515	*	Qorvo, Inc	3,701,560
732,737		Qualcomm, Inc	50,353,687
51,257	*	Rambus, Inc	624,823
13,099	*	Rudolph Technologies, Inc	237,092
31,562	*	Semtech Corp	763,800
14,732	*	Sigma Designs, Inc	107,544
20,097	*	Silicon Laboratories, Inc	1,204,815
92,874		Skyworks Solutions, Inc	7,145,726
28,046	*,e	SunPower Corp	203,053
128,239		Teradyne, Inc	2,986,686
32,987		Tessera Technologies, Inc	1,223,818
516,069		Texas Instruments, Inc	36,563,489
12,988	*	Ultra Clean Holdings	110,398
11,718	*	Ultratech, Inc	249,476
18,349	*	Veeco Instruments, Inc	398,173
179

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

48,806	*	Versum Materials, Inc	$1,107,896
22,930	*	Xcerra Corp	126,344
124,342		Xilinx, Inc	6,325,277
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	352,229,990

SOFTWARE & SERVICES - 12.6%
16,839	*	2U, Inc	587,008
21,216	*	A10 Networks, Inc	162,515
314,531		Accenture plc	36,561,083
56,191	*	ACI Worldwide, Inc	1,018,181
277,302		Activision Blizzard, Inc	11,971,127
17,102	*	Actua Corp	199,238
37,648	*	Acxiom Corp	886,987
250,624	*	Adobe Systems, Inc	26,944,586
85,892	*	Akamai Technologies, Inc	5,966,917
5,051	*	Alarm.com Holdings, Inc	147,388
9,204	*,e	ALJ Regional Holdings, Inc	36,724
31,214	*	Alliance Data Systems Corp	6,382,327
148,532	*	Alphabet, Inc (Class A)	120,296,067
150,771	*	Alphabet, Inc (Class C)	118,285,880
7,645	*	Amber Road, Inc	72,857
73,730		Amdocs Ltd	4,309,518
9,809		American Software, Inc (Class A)	102,308
21,348	*,e	Angie’s List, Inc	164,380
50,548	*	Ansys, Inc	4,617,560
7,446	*	Apigee Corp	129,188
3,667	*,e	Appfolio, Inc	69,856
40,111	*	Aspen Technology, Inc	1,975,066
12,789	*	Atlassian Corp plc	343,513
4,592	*	Autobytel, Inc	75,079
113,148	*	Autodesk, Inc	8,178,337
230,982		Automatic Data Processing, Inc	20,109,293
23,015	*	Bankrate, Inc	179,517
10,602	*	Barracuda Networks, Inc	247,239
39,296	*	Bazaarvoice, Inc	192,550
6,155	*,e	Benefitfocus, Inc	200,037
8,337	*	Black Knight Financial Services, Inc	328,061
22,905		Blackbaud, Inc	1,406,367
26,619	*	Blackhawk Network Holdings, Inc	917,025
17,474	*	Blucora, Inc	232,404
55,691		Booz Allen Hamilton Holding Co	1,696,905
19,571	*	Bottomline Technologies, Inc	444,066
23,269	*	Box, Inc	335,539
13,975	*	Brightcove, Inc	155,821
54,625		Broadridge Financial Solutions, Inc	3,532,052
13,865	*	BroadSoft, Inc	576,091
155,838		CA, Inc	4,790,460
11,810	*	CACI International, Inc (Class A)	1,155,608
141,816	*	Cadence Design Systems, Inc	3,627,653
25,742	*	Callidus Software, Inc	469,791
7,703	*	Carbonite, Inc	131,336
21,904	*	Cardtronics plc	1,095,200
8,834	*	Care.com, Inc	80,213
180

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

5,256		Cass Information Systems, Inc	$283,088
73,762		CDK Global, Inc	4,028,143
9,269	*	ChannelAdvisor Corp	101,959
14,238	*,e	Cimpress NV	1,185,313
74,817	*	Citrix Systems, Inc	6,344,482
316,432	*	Cognizant Technology Solutions Corp (Class A)	16,248,783
12,996	*	CommerceHub, Inc	195,590
6,498	*	CommerceHub, Inc (Series A)	97,600
26,831	*	Commvault Systems, Inc	1,435,458
68,714		Computer Sciences Corp	3,741,477
23,256	*	comScore, Inc	669,540
43,205		Convergys Corp	1,261,586
24,511	*	Cornerstone OnDemand, Inc	1,012,304
16,602	*	CoStar Group, Inc	3,106,566
15,547		CSG Systems International, Inc	591,252
80,078		CSRA, Inc	2,009,157
15,169	*	Cvent, Inc	473,576
8,444	*	Datalink Corp	80,049
106,556	*	Dell Technologies, Inc-VMware Inc	5,230,834
24,972	*	DHI Group, Inc	142,340
3,147	*	Digimarc Corp	99,445
16,012		DST Systems, Inc	1,539,714
50,362		EarthLink Holdings Corp	288,071
529,628	*	eBay, Inc	15,099,694
11,888	e	Ebix, Inc	665,728
146,435	*	Electronic Arts, Inc	11,498,076
14,717	*	Ellie Mae, Inc	1,558,383
28,979	*,e	Endurance International Group Holdings, Inc	212,996
11,448	*,e	EnerNOC, Inc	59,530
20,231	*	Envestnet, Inc	715,166
23,398	*	EPAM Systems, Inc	1,506,129
23,513	*	Euronet Worldwide, Inc	1,870,459
30,923		EVERTEC, Inc	468,483
13,747	*	Everyday Health, Inc	144,343
6,421	*	EXA Corp	89,894
18,891	*	ExlService Holdings, Inc	831,771
1,139,108	*	Facebook, Inc	149,211,757
14,034		Fair Isaac Corp	1,693,623
158,680		Fidelity National Information Services, Inc	11,729,626
77,037	*	FireEye, Inc	895,170
43,183	*	First American Corp	1,837,868
153,300	*	First Data Corp	2,144,667
108,606	*	Fiserv, Inc	10,695,519
15,809	*	Five9, Inc	226,385
44,777	*	FleetCor Technologies, Inc	7,849,408
19,147	*	FleetMatics Group plc	1,146,905
5,122		Forrester Research, Inc	190,795
69,822	*	Fortinet, Inc	2,238,493
39,040	*	Gartner, Inc	3,359,002
73,674	*	Genpact Ltd	1,693,765
15,636	*	Gigamon, Inc	864,671
75,033	*	Global Payments, Inc	5,441,393
3,719	*	Global Sources Ltd	30,124
181

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

11,161	*,e	Globant S.A.	$485,503
50,659	*,e	Glu Mobile, Inc	100,305
22,813	*	GoDaddy, Inc	816,477
23,773	*,e	Gogo, Inc	240,345
39,245	*	GrubHub, Inc	1,495,627
12,622	*	GTT Communications, Inc	283,995
8,100	*	Guidance Software, Inc	41,796
45,074	*	Guidewire Software, Inc	2,589,501
10,211		Hackett Group, Inc	164,601
19,344	*,e	Hortonworks, Inc	147,788
14,036	*	HubSpot, Inc	736,188
33,532		IAC/InterActiveCorp	2,160,802
13,777	*	Imperva, Inc	508,371
35,668	*	inContact, Inc	496,142
28,278	*	Infoblox, Inc	749,367
16,246	*	Information Services Group, Inc	64,172
5,250	*,e	Instructure, Inc	133,613
8,696	*	Interactive Intelligence, Inc	525,673
444,509		International Business Machines Corp	68,316,588
16,908	*	Intralinks Holdings, Inc	155,046
127,789		Intuit, Inc	13,895,776
22,838		j2 Global, Inc	1,624,924
45,108		Jack Henry & Associates, Inc	3,654,650
24,819	*	Jive Software, Inc	98,035
75,412		Leidos Holdings, Inc	3,134,877
31,019	*	Limelight Networks, Inc	55,214
58,558	*	LinkedIn Corp	11,102,597
25,980	*	Lionbridge Technologies	125,483
10,535	*	Liquidity Services, Inc	93,235
23,943	*	Liveperson, Inc	203,516
12,179	e	LogMeIn, Inc	1,157,005
35,106	*	Manhattan Associates, Inc	1,777,768
10,652		Mantech International Corp (Class A)	413,617
13,195	*	Marchex, Inc (Class B)	33,251
492,773		MasterCard, Inc (Class A)	52,736,566
15,784	*,e	Match Group, Inc	285,059
31,087		MAXIMUS, Inc	1,618,389
20,576	*,e	MeetMe, Inc	100,617
52,064		Mentor Graphics Corp	1,504,650
3,840,037		Microsoft Corp	230,095,017
4,380	*	MicroStrategy, Inc (Class A)	853,268
7,240	*,e	MINDBODY, Inc	149,868
14,789	*,e	Mitek Systems, Inc	99,826
16,990	*	MobileIron, Inc	62,014
8,810	*	Model N, Inc	90,743
14,404	*	MoneyGram International, Inc	100,972
19,584		Monotype Imaging Holdings, Inc	374,054
2,553		NCI, Inc (Class A)	29,998
19,026	*	NetSuite, Inc	1,771,701
26,302	*,e	NeuStar, Inc (Class A)	590,480
10,729	*,e	New Relic, Inc	391,072
36,032		NIC, Inc	826,934
109,208	*	Nuance Communications, Inc	1,531,096
182

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

7,073	*	Numerex Corp	$50,289
1,510,460		Oracle Corp	58,031,873
107,496	*,e	Pandora Media, Inc	1,217,930
3,781	*	Park City Group, Inc	49,720
168,103		Paychex, Inc	9,279,286
21,394	*	Paycom Software, Inc	1,106,712
10,380	*	Paylocity Holding Corp	451,426
565,729	*	PayPal Holdings, Inc	23,568,270
17,337		Pegasystems, Inc	535,713
14,896	*	Perficient, Inc	277,215
4,957	*	PFSweb, Inc	35,790
20,183	*	Planet Payment, Inc	70,439
33,926	*	Progress Software Corp	912,949
19,884	*	Proofpoint, Inc	1,558,508
11,998	*	PROS Holdings, Inc	262,996
69,528	*	PTC, Inc	3,298,408
12,503	*	Q2 Holdings, Inc	351,334
3,997		QAD, Inc (Class A)	96,128
13,258	*	Qualys, Inc	493,861
15,203	*	QuinStreet, Inc	44,089
30,975	*	Quotient Technology, Inc	328,335
51,869	*	Rackspace Hosting, Inc	1,656,696
9,552	*,e	Rapid7, Inc	136,880
9,129	*	RealNetworks, Inc	40,715
25,225	*	RealPage, Inc	686,120
88,660	*	Red Hat, Inc	6,866,717
3,209		Reis, Inc	63,057
15,888	*	RetailMeNot, Inc	143,786
5,924	*	Rightside Group Ltd	49,821
33,267	*	RingCentral, Inc	688,627
8,849	*	Rosetta Stone, Inc	63,005
18,434	*	Rubicon Project, Inc	141,204
101,214		Sabre Corp	2,614,358
325,554	*	Salesforce.com, Inc	24,468,639
9,731		Sapiens International Corp NV	132,439
20,630		Science Applications International Corp	1,421,613
3,029	*,e	SecureWorks Corp	35,712
77,104	*	ServiceNow, Inc	6,778,213
26,981	*	ServiceSource International LLC	128,160
10,089	*,e	Shutterstock, Inc	595,150
16,631	*	Silver Spring Networks, Inc	233,832
63,437	*	Splunk, Inc	3,818,273
8,103	*	SPS Commerce, Inc	505,465
23,669	*,e	Square, Inc	265,093
82,394		SS&C Technologies Holdings, Inc	2,630,840
7,800	*	Stamps.com, Inc	760,890
18,644	*	Sykes Enterprises, Inc	498,541
300,347		Symantec Corp	7,517,685
18,954	*	Synchronoss Technologies, Inc	695,801
79,387	*	Synopsys, Inc	4,708,443
19,344		Syntel, Inc	388,814
26,933	*	Tableau Software, Inc	1,294,131
38,535	*	Take-Two Interactive Software, Inc	1,710,569
183

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

16,127	*	Tangoe, Inc	$138,370
8,465	*	TechTarget, Inc	68,397
11,456	*	TeleNav, Inc	62,435
11,259		TeleTech Holdings, Inc	316,378
67,531	*	Teradata Corp	1,820,636
54,733	*	TiVo Corp	1,086,450
82,703		Total System Services, Inc	4,125,226
56,389		Travelport Worldwide Ltd	796,213
30,043	*,e	TrueCar, Inc	289,915
10,696	*,e	TubeMogul, Inc	78,081
9,444	*,e	Twilio, Inc	322,229
318,855	*	Twitter, Inc	5,723,447
16,117	*	Tyler Technologies, Inc	2,585,167
13,643	*	Ultimate Software Group, Inc	2,878,537
40,630	*,e	Unisys Corp	424,584
75,670	*	Vantiv, Inc	4,416,101
5,014	*	Varonis Systems, Inc	143,150
14,849	*	Vasco Data Security International	204,174
29,350	*	Verint Systems, Inc	1,056,600
47,103	*,e	VeriSign, Inc	3,957,594
21,463	*,e	VirnetX Holding Corp	65,462
13,306	*	Virtusa Corp	252,016
970,503		Visa, Inc (Class A)	80,076,203
47,513	*,e	VMware, Inc (Class A)	3,734,522
18,161	*,e	WebMD Health Corp (Class A)	892,250
19,433	*	Website Pros, Inc	312,871
251,430		Western Union Co	5,046,200
18,877	*	WEX, Inc	2,059,481
59,900	*	Workday, Inc	5,192,132
10,768	*	Workiva, Inc	178,210
10,967	*	Xactly Corp	141,474
491,938		Xerox Corp	4,806,234
11,023	*	XO Group, Inc	202,823
449,091	*	Yahoo!, Inc	18,659,731
33,413	*	Yelp, Inc	1,091,269
37,654	*	Zendesk, Inc	989,924
23,222	*,e	Zillow Group, Inc	767,023
50,116	*,e	Zillow Group, Inc (Class C)	1,671,870
23,238	*	Zix Corp	94,579
346,384	*	Zynga, Inc	973,339
		TOTAL SOFTWARE & SERVICES	1,419,779,097

TECHNOLOGY HARDWARE & EQUIPMENT - 5.2%
55,125	*,e	3D Systems Corp	764,584
24,640		Adtran, Inc	447,216
10,358	*	Aerohive Networks, Inc	54,794
5,601	*	Agilysys, Inc	54,050
157,493		Amphenol Corp (Class A)	10,383,513
12,849	*	Anixter International, Inc	844,822
2,775,255		Apple, Inc	315,102,453
9,184	*,e	Applied Optoelectronics, Inc	176,608
18,774	*,e	Arista Networks, Inc	1,591,096
88,155	*	ARRIS International plc	2,448,946
184

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

41,766	*	Arrow Electronics, Inc	$2,552,738
12,829	*	Avid Technology, Inc	84,287
60,192		Avnet, Inc	2,525,054
34,980		AVX Corp	490,420
13,664		Badger Meter, Inc	439,298
4,329		Bel Fuse, Inc (Class B)	103,247
19,225		Belden CDT, Inc	1,245,972
24,123	*	Benchmark Electronics, Inc	606,693
6,118		Black Box Corp	70,357
222,680		Brocade Communications Systems, Inc	2,360,408
32,448	*	CalAmp Corp	419,228
18,584	*	Calix, Inc	116,150
77,403		CDW Corp	3,476,169
66,552	*	Ciena Corp	1,289,778
2,564,205		Cisco Systems, Inc	78,669,809
4,709	*,e	Clearfield, Inc	78,876
39,694		Cognex Corp	2,048,210
11,697	*	Coherent, Inc	1,217,892
62,700	*	CommScope Holding Co, Inc	1,915,485
6,617		Comtech Telecommunications Corp	68,817
8,807	*,e	Control4 Corp	99,431
533,178		Corning, Inc	12,108,472
11,071	e	CPI Card Group, Inc	60,890
18,817	*	Cray, Inc	391,394
13,984		CTS Corp	254,509
15,342		Daktronics, Inc	128,106
29,002		Diebold, Inc	632,244
10,399	*	Digi International, Inc	95,151
28,174		Dolby Laboratories, Inc (Class A)	1,340,801
7,396		DTS, Inc	313,221
7,109	*	Eastman Kodak Co	105,924
22,218	*	EchoStar Corp (Class A)	1,038,469
14,155	*	Electro Scientific Industries, Inc	73,323
21,714	*	Electronics for Imaging, Inc	923,496
10,385		EMCORE Corp	68,022
3,055	*	ePlus, Inc	279,685
42,439	*	Extreme Networks, Inc	178,668
38,617	*	F5 Networks, Inc	5,337,256
17,362	*	Fabrinet	659,061
7,269	*	FARO Technologies, Inc	243,875
49,222	*	Finisar Corp	1,347,698
61,951	*,e	Fitbit, Inc	821,470
66,971		Flir Systems, Inc	2,204,685
39,552	*	Harmonic, Inc	201,715
62,711		Harris Corp	5,594,448
866,872		Hewlett Packard Enterprise Co	19,478,614
895,723	*	HP, Inc	12,979,026
33,751	*	II-VI, Inc	938,278
11,513	*,e	Immersion Corp	93,946
68,360	*	Infinera Corp	533,208
77,714		Ingram Micro, Inc (Class A)	2,890,961
17,922	*	Insight Enterprises, Inc	515,974
16,890		InterDigital, Inc	1,193,278
185

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

53,968	*	InvenSense, Inc	$412,855
17,224	*	IPG Photonics Corp	1,670,900
20,565	*	Itron, Inc	1,108,453
31,126	*	Ixia	371,956
98,916		Jabil Circuit, Inc	2,110,867
182,861		Juniper Networks, Inc	4,816,559
83,824	*	Keysight Technologies, Inc	2,749,427
12,299	*	Kimball Electronics, Inc	170,956
48,953	*	Knowles Corp	731,358
5,979	*	KVH Industries, Inc	47,533
33,481		Lexmark International, Inc (Class A)	1,328,861
10,750		Littelfuse, Inc	1,499,625
24,565	*	Lumentum Holdings, Inc	825,384
16,124	*,e	Maxwell Technologies, Inc	78,040
1,202		Mesa Laboratories, Inc	151,740
17,713		Methode Electronics, Inc	552,646
85,386		Motorola, Inc	6,197,316
7,214		MTS Systems Corp	343,026
63,876		National Instruments Corp	1,794,277
60,412	*	NCR Corp	2,117,441
162,925		NetApp, Inc	5,529,674
25,449	*	Netgear, Inc	1,285,174
46,446	*	Netscout Systems, Inc	1,274,943
95,732	*	Nimble Storage, Inc	730,435
14,868	*	Novanta, Inc	259,447
56,118	*	Oclaro, Inc	410,223
8,081	*	OSI Systems, Inc	566,721
44,126	*	Palo Alto Networks, Inc	6,787,903
8,151		Park Electrochemical Corp	125,770
5,271		PC Connection, Inc	122,340
20,079		Plantronics, Inc	1,038,285
16,122	*	Plexus Corp	738,549
75,455	*,e	Pure Storage, Inc	931,115
17,506	*	Radisys Corp	73,000
12,287	*	Rofin-Sinar Technologies, Inc	399,942
8,752	*	Rogers Corp	476,371
40,168	*	Sanmina Corp	1,110,645
11,491	*	Scansource, Inc	402,185
28,040	*	ShoreTel, Inc	186,466
2,553		Silicom Ltd	94,972
13,572	*	Silicon Graphics International Corp	105,183
20,395	*	Sonus Networks, Inc	118,087
23,473	*,e	Stratasys Ltd	448,804
18,658	*	Super Micro Computer, Inc	442,195
18,109	*	Synaptics, Inc	943,841
11,840		SYNNEX Corp	1,214,074
4,288		Systemax, Inc	33,661
23,316	*	Tech Data Corp	1,795,798
123,258	*	Trimble Navigation Ltd	3,406,851
35,155	*	TTM Technologies, Inc	462,288
16,738	*,e	Ubiquiti Networks, Inc	877,573
18,824	*	Universal Display Corp	973,201
18,717	*	USA Technologies, Inc	84,226
186

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

53,363	*	VeriFone Systems, Inc	$826,059
23,473	*	Viasat, Inc	1,658,602
114,291	*	Viavi Solutions, Inc	813,752
59,297		Vishay Intertechnology, Inc	836,088
5,516	*	Vishay Precision Group, Inc	86,601
140,987		Western Digital Corp	8,239,280
25,055	*	Zebra Technologies Corp (Class A)	1,649,621
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	581,411,434

TELECOMMUNICATION SERVICES - 2.3%
40,593	*	8x8, Inc	578,450
3,130,883		AT&T, Inc	115,185,185
5,163		ATN International, Inc	349,225
15,710	*	Boingo Wireless, Inc	152,701
284,182		CenturyTel, Inc	7,553,558
17,584	*	Cincinnati Bell, Inc	345,526
24,658		Cogent Communications Group, Inc	909,880
24,285		Consolidated Communications Holdings, Inc	581,140
8,375	*	Fairpoint Communications, Inc	130,650
572,667	e	Frontier Communications Corp	2,302,121
14,505	*	General Communication, Inc (Class A)	229,759
184,564	*,e	Globalstar, Inc	170,832
3,994	*	Hawaiian Telcom Holdco, Inc	81,957
16,929		IDT Corp (Class B)	302,860
24,947		Inteliquent, Inc	418,860
40,177	*,e	Iridium Communications, Inc	327,443
140,970	*	Level 3 Communications, Inc	7,915,465
8,919	*	Lumos Networks Corp	126,739
27,031	*,e	NII Holdings, Inc	66,226
31,665	*	Orbcomm, Inc	282,768
5,431	*,e	pdvWireless, Inc	128,172
67,759	*	SBA Communications Corp (Class A)	7,675,739
22,538		Shenandoah Telecom Co	595,003
11,251		Spok Holdings, Inc	203,081
368,672	*,e	Sprint Corp	2,271,020
4,184	*,e	Straight Path Communications, Inc	101,588
42,025		Telephone & Data Systems, Inc	1,085,926
154,091	*	T-Mobile US, Inc	7,662,945
5,233	*	US Cellular Corp	183,417
2,075,439		Verizon Communications, Inc	99,828,616
92,637	*	Vonage Holdings Corp	635,490
53,416	e	Windstream Holdings, Inc	419,316
79,872	*	Zayo Group Holdings, Inc	2,570,281
		TOTAL TELECOMMUNICATION SERVICES	261,371,939

TRANSPORTATION – 1.8%
22,768	*	Air Transport Services Group, Inc	301,221
59,041		Alaska Air Group, Inc	4,263,941
5,886		Allegiant Travel Co	811,679
2,978		Amerco, Inc	960,077
282,523		American Airlines Group, Inc	11,470,434
21,971		Arkansas Best Corp	437,223
13,112	*	Atlas Air Worldwide Holdings, Inc	548,737
187

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

40,969	*	Avis Budget Group, Inc	$1,325,757
25,174		Celadon Group, Inc	163,631
69,608		CH Robinson Worldwide, Inc	4,741,697
16,325		Copa Holdings S.A. (Class A)	1,505,655
19,889		Costamare, Inc	129,278
4,833	*	Covenant Transportation Group, Inc	77,280
478,604		CSX Corp	14,602,208
377,928		Delta Air Lines, Inc	15,786,053
14,127	*	Echo Global Logistics, Inc	299,492
88,745		Expeditors International of Washington, Inc	4,567,705
125,193		FedEx Corp	21,823,644
14,493		Forward Air Corp	598,851
27,627	*	Genesee & Wyoming, Inc (Class A)	1,876,978
25,627	*	Hawaiian Holdings, Inc	1,153,856
21,551		Heartland Express, Inc	396,538
38,263	*	Hertz Global Holdings, Inc	1,268,418
16,757	*	Hub Group, Inc (Class A)	610,793
42,690		J.B. Hunt Transport Services, Inc	3,483,931
161,895	*	JetBlue Airways Corp	2,829,925
52,727		Kansas City Southern Industries, Inc	4,627,322
24,855	*	Kirby Corp	1,465,202
32,577		Knight Transportation, Inc	952,877
20,564		Landstar System, Inc	1,463,129
35,759		Macquarie Infrastructure Co LLC	2,925,444
11,338		Marten Transport Ltd	232,429
21,046		Matson, Inc	840,577
147,938		Norfolk Southern Corp	13,758,234
32,393	*	Old Dominion Freight Line	2,419,109
1,308	*	PAM Transportation Services, Inc	25,768
3,699		Park-Ohio Holdings Corp	118,183
11,295	*	Radiant Logistics, Inc	28,238
29,548	*	Roadrunner Transportation Services Holdings, Inc	224,565
28,515		Ryder System, Inc	1,978,656
12,165	*	Saia, Inc	433,682
28,922		Skywest, Inc	871,998
317,586		Southwest Airlines Co	12,719,319
34,099	*	Spirit Airlines, Inc	1,634,365
38,046	*	Swift Transportation Co, Inc	851,469
424,750		Union Pacific Corp	37,454,455
169,647	*	United Continental Holdings, Inc	9,539,251
348,694		United Parcel Service, Inc (Class B)	37,575,265
2,557		Universal Truckload Services, Inc	31,835
4,109	*	USA Truck, Inc	33,817
9,360	*	Virgin America, Inc	508,716
21,103		Werner Enterprises, Inc	507,527
27,854	*	Wesco Aircraft Holdings, Inc	357,924
52,276	*,e	XPO Logistics, Inc	1,721,449
14,424	*	YRC Worldwide, Inc	128,085
		TOTAL TRANSPORTATION	231,463,892

UTILITIES - 3.4%
370,678		AES Corp	4,362,880
24,148		Allete, Inc	1,480,031
188

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

111,204		Alliant Energy Corp	$4,231,312
118,765		Ameren Corp	5,932,312
241,199		American Electric Power Co, Inc	15,639,343
18,348		American States Water Co	733,553
97,432		American Water Works Co, Inc	7,213,865
100,356		Aqua America, Inc	3,080,929
3,086		Artesian Resources Corp	87,087
58,875		Atlantic Power Corp	135,412
34,381		Atlantica Yield plc	618,170
48,215		Atmos Energy Corp	3,586,714
37,967		Avangrid, Inc	1,496,279
28,160		Avista Corp	1,165,824
25,055		Black Hills Corp	1,549,652
23,317		California Water Service Group	722,827
174,779	*	Calpine Corp	2,079,870
211,252		Centerpoint Energy, Inc	4,816,546
16,851		Chesapeake Utilities Corp	1,079,307
153,848		CMS Energy Corp	6,484,693
4,663		Connecticut Water Service, Inc	242,802
160,344		Consolidated Edison, Inc	12,113,989
6,110		Consolidated Water Co, Inc	68,432
3,244	e	Delta Natural Gas Co, Inc	76,396
303,716		Dominion Resources, Inc	22,839,443
81,221		DTE Energy Co	7,798,028
355,820		Duke Energy Corp	28,472,716
56,535	*	Dynegy, Inc	602,098
167,711		Edison International	12,323,404
19,551		El Paso Electric Co	903,256
38,636		Empire District Electric Co	1,322,510
89,705		Entergy Corp	6,609,464
170,328		Eversource Energy	9,378,260
445,571		Exelon Corp	15,180,604
208,116		FirstEnergy Corp	7,136,298
5,556		Genie Energy Ltd	28,947
87,929		Great Plains Energy, Inc	2,500,701
58,319		Hawaiian Electric Industries, Inc	1,720,410
24,505		Idacorp, Inc	1,920,947
88,204		MDU Resources Group, Inc	2,311,827
29,738		MGE Energy, Inc	1,738,186
7,604		Middlesex Water Co	274,504
34,836		National Fuel Gas Co	1,824,710
38,468		New Jersey Resources Corp	1,305,989
234,565		NextEra Energy, Inc	30,024,320
141,725		NiSource, Inc	3,296,524
22,425		Northwest Natural Gas Co	1,318,590
23,579		NorthWestern Corp	1,356,971
154,138		NRG Energy, Inc	1,638,487
21,926		NRG Yield, Inc (Class A)	322,970
33,550		NRG Yield, Inc (Class C)	516,670
97,413		OGE Energy Corp	3,023,700
34,646		ONE Gas, Inc	2,123,107
18,855		Ormat Technologies, Inc	909,377
18,362		Otter Tail Corp	660,114
189

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

56,311		Pattern Energy Group, Inc	$1,258,551
243,276		PG&E Corp	15,112,305
58,352		Pinnacle West Capital Corp	4,442,338
37,981		PNM Resources, Inc	1,247,676
43,373		Portland General Electric Co	1,892,798
332,183		PPL Corp	11,407,164
269,193		Public Service Enterprise Group, Inc	11,327,641
63,716		SCANA Corp	4,674,206
124,753		Sempra Energy	13,361,046
8,058		SJW Corp	408,782
32,956		South Jersey Industries, Inc	977,145
484,384		Southern Co	24,979,683
18,799		Southwest Gas Corp	1,362,176
2,378	e	Spark Energy, Inc	57,548
26,830		Spire, Inc	1,684,924
43,911	*	Talen Energy Corp	611,680
43,322		TerraForm Global, Inc	162,458
43,606	e	TerraForm Power, Inc	541,150
95,075		UGI Corp	4,401,022
8,987		Unitil Corp	364,603
33,919		Vectren Corp	1,706,465
10,796	*,e	Vivint Solar, Inc	33,468
150,022		WEC Energy Group, Inc	8,959,314
81,060		Westar Energy, Inc	4,646,359
22,771		WGL Holdings, Inc	1,436,167
237,049		Xcel Energy, Inc	9,849,386
5,212		York Water Co	164,699
		TOTAL UTILITIES	377,452,111

		TOTAL COMMON STOCKS	11,260,524,081
		(Cost $7,876,823,990)

RIGHTS / WARRANTS - 0.0%

DIVERSIFIED FINANCIALS - 0.0%
267	m	Emergent Capital, Inc	0
		TOTAL DIVERSIFIED FINANCIALS	0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
1,296	m	Forest Laboratories, Inc CVR	1,231
1,988	m	Omthera Pharmaceuticals, Inc	1,193
12,340	e,m	Trius Therapeutics, Inc	1,604
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	4,028

SOFTWARE & SERVICES - 0.0%
3,514	m	Gerber Scientific, Inc	0
		TOTAL SOFTWARE & SERVICES	0

TELECOMMUNICATION SERVICES - 0.0%
19,784	m	Leap Wireless International, Inc	49,856
		TOTAL TELECOMMUNICATION SERVICES	49,856

		TOTAL RIGHTS / WARRANTS (Cost $49,944)	53,884
190

TIAA-CREF FUNDS - Equity Index Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 1.7%
GOVERNMENT AGENCY DEBT - 0.2%
$23,100,000	d	Federal Home Loan Bank (FHLB)	0.150%	11/01/16	$23,100,000
		TOTAL GOVERNMENT AGENCY DEBT			23,100,000

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.5%
162,586,151	c	State Street Navigator Securities Lending Government Money Market Portfolio			162,586,151
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			162,586,151
		TOTAL SHORT-TERM INVESTMENTS			185,686,151
		(Cost $185,686,151)

		TOTAL INVESTMENTS - 101.5%			11,446,264,116
		(Cost $8,062,560,085)
		OTHER ASSETS & LIABILITIES, NET - (1.5)%			(169,581,687)
		NET ASSETS - 100.0%			$11,276,682,429

Abbreviation(s):
CVR Contingent Value Rights
ETF Exchange Traded Fund
REIT Real Estate Investment Trust
SPDR Standard & Poor’s Depository Receipts

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $157,291,737.
m	Indicates a security that has been deemed illiquid.
191

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

TIAA-CREF FUNDS

LARGE-CAP GROWTH INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.8%

AUTOMOBILES & COMPONENTS - 0.8%
6,545	*	Adient plc	$297,863
10,918		BorgWarner, Inc	391,301
90,345		Delphi Automotive plc	5,878,749
61,640		Gentex Corp	1,042,332
59,971		Harley-Davidson, Inc	3,419,547
65,457		Johnson Controls International plc	2,639,226
20,220		Lear Corp	2,482,612
38,856	*,e	Tesla Motors, Inc	7,682,997
16,008		Thor Industries, Inc	1,269,595
12,271		Visteon Corp	866,455
		TOTAL AUTOMOBILES & COMPONENTS	25,970,677

BANKS - 0.2%
71,234		Citizens Financial Group, Inc	1,876,304
2,989	*	First Hawaiian, Inc	81,540
38,886		First Republic Bank	2,894,285
10,522	*	Signature Bank	1,268,532
12,234	*	SVB Financial Group	1,495,851
18,677	*	Western Alliance Bancorp	697,773
		TOTAL BANKS	8,314,285

CAPITAL GOODS - 7.6%
196,741		3M Co	32,521,287
48,431		A.O. Smith Corp	2,187,628
14,437		Acuity Brands, Inc	3,227,680
19,439		Air Lease Corp	588,224
31,700		Allegion plc	2,023,728
12,822		Ametek, Inc	565,450
33,648		BE Aerospace, Inc	2,002,729
199,529		Boeing Co	28,418,916
31,331		BWX Technologies, Inc	1,228,802
5,979		Carlisle Cos, Inc	626,898
53,986		Danaher Corp	4,240,600
25,622		Deere & Co	2,262,423
38,993		Donaldson Co, Inc	1,424,024
34,649		Emerson Electric Co	1,756,011
39,336		Equifax, Inc	4,876,484
95,076		Fastenal Co	3,706,063
27,083		Flowserve Corp	1,146,965
26,730		Fortive Corp	1,364,567
50,528		Fortune Brands Home & Security, Inc	2,760,345
33,853		General Dynamics Corp	5,103,001
597,134		General Electric Co	17,376,599
18,470		Graco, Inc	1,383,403
66,053	*	HD Supply Holdings, Inc	2,179,749
192

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

6,612		HEICO Corp	$446,707
13,126		HEICO Corp (Class A)	787,560
5,874	*	Herc Holdings, Inc	176,749
30,845		Hexcel Corp	1,403,139
254,420		Honeywell International, Inc	27,904,786
11,556		Hubbell, Inc	1,207,833
12,900		Huntington Ingalls	2,081,544
23,437		IDEX Corp	2,025,894
97,990		Illinois Tool Works, Inc	11,128,724
42,964		Ingersoll-Rand plc	2,891,048
12,180		Lennox International, Inc	1,776,940
12,769		Lincoln Electric Holdings, Inc	840,583
85,039		Lockheed Martin Corp	20,951,909
22,087	*	Manitowoc Foodservice, Inc	333,735
71,668		Masco Corp	2,213,108
18,736	*	Middleby Corp	2,100,493
6,619		MSC Industrial Direct Co (Class A)	481,863
18,748		Nordson Corp	1,877,237
55,435		Northrop Grumman Corp	12,694,615
8,989		Paccar, Inc	493,676
16,651	*	Quanta Services, Inc	478,716
38,414		Raytheon Co	5,247,737
34,145		Rockwell Automation, Inc	4,087,839
43,219		Rockwell Collins, Inc	3,644,226
16,876		Roper Industries, Inc	2,924,780
14,066		Snap-On, Inc	2,167,571
22,346	*	Spirit Aerosystems Holdings, Inc (Class A)	1,125,345
6,136		Stanley Works	698,522
27,926		Textron, Inc	1,119,274
35,324		Toro Co	1,691,313
16,890	*	TransDigm Group, Inc	4,601,849
25,103	*	United Rentals, Inc	1,899,293
5,874		Valmont Industries, Inc	751,578
18,229		W.W. Grainger, Inc	3,793,819
17,494	*	WABCO Holdings, Inc	1,722,459
122,728		Waste Management, Inc	8,058,320
8,082		Watsco, Inc	1,109,578
28,505		Westinghouse Air Brake Technologies Corp	2,203,722
30,908		Xylem, Inc	1,493,784
		TOTAL CAPITAL GOODS	265,609,444

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
29,298		Cintas Corp	3,125,218
6,067	*	Clean Harbors, Inc	287,090
32,408	*	Copart, Inc	1,700,448
41,983		Covanta Holding Corp	629,745
4,901		Dun & Bradstreet Corp	611,890
45,590		KAR Auction Services, Inc	1,941,222
6,029	*	LSC Communications, Inc	146,143
93,409		Nielsen NV	4,205,273
62,504		Pitney Bowes, Inc	1,115,071
41,812		Robert Half International, Inc	1,564,605
33,147		Rollins, Inc	1,021,591
193

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

16,079		RR Donnelley & Sons Co	$285,402
25,352	*	Stericycle, Inc	2,030,442
16,809	*	TransUnion	525,113
50,588	*	Verisk Analytics, Inc	4,125,451
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	23,314,704

CONSUMER DURABLES & APPAREL - 2.2%
24,880		Brunswick Corp	1,082,280
3,681		CalAtlantic Group, Inc	118,970
16,474		Carter’s, Inc	1,422,365
16,640		Coach, Inc	597,210
61,658		DR Horton, Inc	1,777,600
124,826		Hanesbrands, Inc	3,208,028
10,203		Harman International Industries, Inc	813,281
37,308		Hasbro, Inc	3,111,860
45,262	*	Kate Spade & Co	758,138
43,940		Leggett & Platt, Inc	2,015,967
2,742		Lennar Corp (B Shares)	91,912
30,108		Lennar Corp (Class A)	1,255,203
32,269	*	Lululemon Athletica, Inc	1,847,400
113,241		Mattel, Inc	3,570,489
55,236	*	Michael Kors Holdings Ltd	2,804,884
16,248	*	Mohawk Industries, Inc	2,994,506
156,278		Newell Rubbermaid, Inc	7,504,470
442,604		Nike, Inc (Class B)	22,209,869
1,150	*	NVR, Inc	1,751,450
20,124	e	Polaris Industries, Inc	1,541,700
13,982		Pool Corp	1,294,454
35,592		Pulte Homes, Inc	662,011
1,104		Ralph Lauren Corp	108,302
45,515	*	Skechers U.S.A., Inc (Class A)	957,180
19,052	*	Tempur-Pedic International, Inc	1,030,142
26,786	*	Toll Brothers, Inc	735,008
16,331		Tupperware Corp	972,021
61,059	*	Under Armour, Inc	1,578,986
60,541	*,e	Under Armour, Inc (Class A)	1,882,825
113,052		VF Corp	6,128,549
5,021	*	Vista Outdoor, Inc	194,162
2,023		Whirlpool Corp	303,086
		TOTAL CONSUMER DURABLES & APPAREL	76,324,308

CONSUMER SERVICES - 3.3%
34,688		ARAMARK Holdings Corp	1,291,434
18,583	e	Brinker International, Inc	915,027
9,357	*	Chipotle Mexican Grill, Inc (Class A)	3,375,631
9,544		Choice Hotels International, Inc	462,407
38,844	*	Darden Restaurants, Inc	2,516,703
16,583		Domino’s Pizza, Inc	2,806,507
30,382		Dunkin Brands Group, Inc	1,469,273
3,881		Extended Stay America, Inc	55,498
152,472		Hilton Worldwide Holdings, Inc	3,445,867
2,301	*	Hyatt Hotels Corp	116,868
122,095		Las Vegas Sands Corp	7,066,859
194

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

80,894		Marriott International, Inc (Class A)	$5,557,418
294,163		McDonald’s Corp	33,113,929
14,148	*	MGM Resorts International	370,253
4,126	*	Norwegian Cruise Line Holdings Ltd	160,378
7,411	*	Panera Bread Co (Class A)	1,413,722
62,224		Service Corp International	1,592,934
44,906	*	ServiceMaster Global Holdings, Inc	1,607,186
23,146		Six Flags Entertainment Corp	1,288,075
477,575		Starbucks Corp	25,344,905
12,871		Vail Resorts, Inc	2,052,152
40,631		Wendy’s	440,440
36,514		Wyndham Worldwide Corp	2,404,082
24,123		Wynn Resorts Ltd	2,280,830
129,629		Yum! Brands, Inc	11,184,390
		TOTAL CONSUMER SERVICES	112,332,768

DIVERSIFIED FINANCIALS - 1.9%
15,598	*	Affiliated Managers Group, Inc	2,069,231
15,671		Ameriprise Financial, Inc	1,385,160
12,318		Artisan Partners Asset Management, Inc	320,268
26,885		CBOE Holdings, Inc	1,699,401
307,290		Charles Schwab Corp	9,741,093
3,026	*,e	Credit Acceptance Corp	557,087
44,961		Discover Financial Services	2,532,653
6,029	*	Donnelley Financial Solutions, Inc	129,322
36,384		Eaton Vance Corp	1,275,623
13,347		Factset Research Systems, Inc	2,065,048
28,315		Federated Investors, Inc (Class B)	764,505
2,018		Interactive Brokers Group, Inc (Class A)	66,977
19,040		IntercontinentalExchange Group, Inc	5,148,226
22,390		Invesco Ltd	628,935
69,372	e	iShares Russell 1000 Growth Index Fund	7,057,907
4,842		Lazard Ltd (Class A)	176,539
4,587	e	LPL Financial Holdings, Inc	142,013
12,145		MarketAxess Holdings, Inc	1,830,980
50,440		Moody’s Corp	5,070,229
8,166		Morningstar, Inc	576,764
30,294		MSCI, Inc (Class A)	2,429,276
61,070		NorthStar Asset Management Group, Inc	836,659
88,378		S&P Global, Inc	10,768,859
42,303		SEI Investments Co	1,875,292
62,166		T Rowe Price Group, Inc	3,979,246
73,428		TD Ameritrade Holding Corp	2,511,972
		TOTAL DIVERSIFIED FINANCIALS	65,639,265

ENERGY - 0.6%
87,564		Apache Corp	5,208,307
107,490		Cabot Oil & Gas Corp	2,244,391
18,880	*,e	Chesapeake Energy Corp	104,029
4,895		Cimarex Energy Co	632,091
14,955	*	Continental Resources, Inc	731,449
17,886		Devon Energy Corp	677,701
5,529	*	Diamondback Energy, Inc	504,742
195

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

19,876		EOG Resources, Inc	$1,797,188
17,008	*	Newfield Exploration Co	690,355
69,054		Oneok, Inc	3,344,285
4,325	*	Parsley Energy, Inc	142,293
169,941	*	Southwestern Energy Co	1,765,687
35,917		Spectra Energy Corp	1,501,690
38,092		Williams Cos, Inc	1,112,286
		TOTAL ENERGY	20,456,494

FOOD & STAPLES RETAILING - 2.2%
13,257		Casey’s General Stores, Inc	1,497,908
145,518		Costco Wholesale Corp	21,517,747
337,644		CVS Health Corp	28,395,860
316,209		Kroger Co	9,796,155
339,005	*	Rite Aid Corp	2,274,723
46,959	*	Sprouts Farmers Market, Inc	1,040,142
176,189		Sysco Corp	8,478,215
15,653	*	US Foods Holding Corp	353,758
58,909		Walgreens Boots Alliance, Inc	4,873,542
17,918		Whole Foods Market, Inc	506,900
		TOTAL FOOD & STAPLES RETAILING	78,734,950

FOOD, BEVERAGE & TOBACCO - 6.5%
654,585		Altria Group, Inc	43,281,160
22,126	*	Blue Buffalo Pet Products, Inc	555,805
16,226		Brown-Forman Corp	786,961
62,014		Brown-Forman Corp (Class B)	2,863,186
61,731		Campbell Soup Co	3,354,463
975,151		Coca-Cola Co	41,346,402
114,494		ConAgra Foods, Inc	5,516,321
55,512		Constellation Brands, Inc (Class A)	9,277,165
61,605		Dr Pepper Snapple Group, Inc	5,408,303
52,757	e	Flowers Foods, Inc	818,789
199,070		General Mills, Inc	12,338,359
24,753	*	Hain Celestial Group, Inc	900,267
46,623		Hershey Co	4,776,993
78,311	*	Hormel Foods Corp	3,014,973
16,806		Ingredion, Inc	2,204,443
75,976		Kellogg Co	5,708,077
26,186		Kraft Heinz Co	2,329,245
38,315		McCormick & Co, Inc	3,673,259
22,234		Mead Johnson Nutrition Co	1,662,436
46,276	*	Monster Beverage Corp	6,679,478
420,903		PepsiCo, Inc	45,120,802
56,114		Philip Morris International, Inc	5,411,634
6,195	e	Pilgrim’s Pride Corp	135,299
12,278	*	Post Holdings, Inc	935,952
169,028		Reynolds American, Inc	9,310,062
5,744	*	TreeHouse Foods, Inc	502,485
45,257		Tyson Foods, Inc (Class A)	3,206,458
57,643	*	WhiteWave Foods Co (Class A)	3,140,967
		TOTAL FOOD, BEVERAGE & TOBACCO	224,259,744
196

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

HEALTH CARE EQUIPMENT & SERVICES - 6.3%
13,313	*	Abiomed, Inc	$1,397,732
10,034	*	Acadia Healthcare Co, Inc	360,823
38,246		Aetna Inc	4,105,708
5,043	*	Alere, Inc	225,321
23,952	*	Align Technology, Inc	2,057,956
58,932		AmerisourceBergen Corp	4,144,098
12,534	*	Amsurg Corp	748,906
23,753		Anthem, Inc	2,894,541
12,900	*	athenahealth, Inc	1,332,828
24,386		Bard (C.R.), Inc	5,283,958
18,349		Baxter International, Inc	873,229
70,066		Becton Dickinson & Co	11,764,782
451,717	*	Boston Scientific Corp	9,937,774
100,346		Cardinal Health, Inc	6,892,767
40,813	*	Centene Corp	2,549,996
97,573	*	Cerner Corp	5,715,826
28,094		Cigna Corp	3,338,410
12,218		Cooper Cos, Inc	2,150,857
21,093	*	DaVita, Inc	1,236,472
27,229	*	DexCom, Inc	2,130,397
70,134	*	Edwards Lifesciences Corp	6,678,159
53,331	*	Envision Healthcare Holdings, Inc	1,054,887
186,754	*	Express Scripts Holding Co	12,587,220
68,822	*	HCA Holdings, Inc	5,266,948
27,083	*	Henry Schein, Inc	4,040,784
20,970		Hill-Rom Holdings, Inc	1,161,948
92,478	*	Hologic, Inc	3,330,133
47,097		Humana, Inc	8,078,548
29,425	*	Idexx Laboratories, Inc	3,152,594
26,163	*,e	Inovalon Holdings, Inc	355,817
12,673	*	Intuitive Surgical, Inc	8,517,270
15,028	*	Laboratory Corp of America Holdings	1,883,609
74,669		McKesson Corp	9,495,657
21,427	*	MEDNAX, Inc	1,312,404
28,063		Patterson Cos, Inc	1,198,571
3,899	*	Premier, Inc	124,144
46,158		Resmed, Inc	2,758,864
64,152		St. Jude Medical, Inc	4,993,592
112,590		Stryker Corp	12,987,256
2,719		Teleflex, Inc	389,170
30,686	*	Tenet Healthcare Corp	604,821
313,585		UnitedHealth Group, Inc	44,318,968
6,770		Universal Health Services, Inc (Class B)	817,207
31,633	*	Varian Medical Systems, Inc	2,870,062
26,042	*	VCA Antech, Inc	1,600,541
32,422	*	Veeva Systems, Inc	1,259,595
13,686	*	WellCare Health Plans, Inc	1,553,498
23,639		West Pharmaceutical Services, Inc	1,797,273
32,465		Zimmer Holdings, Inc	3,421,811
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	216,753,732
197

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

HOUSEHOLD & PERSONAL PRODUCTS - 1.0%
86,446		Church & Dwight Co, Inc	$4,171,884
36,790		Clorox Co	4,415,536
52,690		Colgate-Palmolive Co	3,759,958
7,593		Coty, Inc	174,563
5,324		Energizer Holdings, Inc	247,619
71,982		Estee Lauder Cos (Class A)	6,271,792
24,534	*,e	Herbalife Ltd	1,488,723
102,570		Kimberly-Clark Corp	11,735,034
6,758		Nu Skin Enterprises, Inc (Class A)	416,631
8,141		Spectrum Brands, Inc	1,100,989
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	33,782,729

INSURANCE - 0.8%
1,064		Amtrust Financial Services, Inc	28,079
87,933		Aon plc	9,745,614
39,326		Arthur J. Gallagher & Co	1,896,693
5,867		Brown & Brown, Inc	216,258
6,345		Erie Indemnity Co (Class A)	649,664
15,110		Lincoln National Corp	741,750
173,092		Marsh & McLennan Cos, Inc	10,972,302
19,836		Progressive Corp	625,032
31,694		XL Group Ltd	1,099,782
		TOTAL INSURANCE	25,975,174

MATERIALS - 3.5%
14,409	*	AdvanSix, Inc	229,968
56,686		Air Products & Chemicals, Inc	7,563,046
5,433		Aptargroup, Inc	388,134
27,998		Avery Dennison Corp	1,953,980
54,579	*	Axalta Coating Systems Ltd	1,371,024
56,652		Ball Corp	4,366,170
5,433		Bemis Co, Inc	264,696
40,578	*	Berry Plastics Group, Inc	1,775,287
4,854		Celanese Corp (Series A)	353,954
44,394	*	Crown Holdings, Inc	2,408,374
15,794		Eagle Materials, Inc	1,278,840
86,484		Ecolab, Inc	9,873,878
292,019		EI du Pont de Nemours & Co	20,087,987
35,668		FMC Corp	1,672,473
99,968		Freeport-McMoRan Copper & Gold, Inc (Class B)	1,117,642
72,788		Graphic Packaging Holding Co	909,850
26,445		International Flavors & Fragrances, Inc	3,458,477
51,041		LyondellBasell Industries AF S.C.A	4,060,312
18,911		Martin Marietta Materials, Inc	3,505,721
94,899		Monsanto Co	9,562,972
2,269		NewMarket Corp	909,665
55,357	*	Owens-Illinois, Inc	1,068,390
30,953		Packaging Corp of America	2,553,622
88,160		PPG Industries, Inc	8,210,341
83,298		Praxair, Inc	9,750,864
1,687		Royal Gold, Inc	116,099
41,468		RPM International, Inc	1,971,389
14,180		Scotts Miracle-Gro Co (Class A)	1,249,116
198

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

65,044		Sealed Air Corp	$2,967,958
26,742		Sherwin-Williams Co	6,548,046
14,364		Silgan Holdings, Inc	731,846
13,279		Southern Copper Corp (NY)	376,991
12,094		Steel Dynamics, Inc	332,101
26,607		Valspar Corp	2,650,057
41,018		Vulcan Materials Co	4,643,238
14,527	*	WR Grace & Co	972,728
		TOTAL MATERIALS	121,255,236

MEDIA - 5.1%
19,137	*	AMC Networks, Inc	936,374
1,564		Cable One, Inc	902,021
135,524		CBS Corp (Class B)	7,673,369
66,899	*	Charter Communications, Inc	16,717,391
35,438		Cinemark Holdings, Inc	1,410,432
6,212		Clear Channel Outdoor Holdings, Inc (Class A)	35,719
745,159		Comcast Corp (Class A)	46,065,730
46,460	*	Discovery Communications, Inc (Class A)	1,213,071
71,975	*	Discovery Communications, Inc (Class C)	1,807,292
55,908	*	DISH Network Corp (Class A)	3,273,973
135,364		Interpublic Group of Cos, Inc	3,030,800
24,126	e	Lions Gate Entertainment Corp	491,205
24,830	*	Live Nation, Inc	687,046
1,303	*	Madison Square Garden Co	215,634
78,631		Omnicom Group, Inc	6,276,327
6,357	e	Regal Entertainment Group (Class A)	136,739
27,159	e	Scripps Networks Interactive (Class A)	1,747,953
591,613	*,e	Sirius XM Holdings, Inc	2,467,026
29,194	*	Starz-Liberty Capital	918,443
172,770		Time Warner, Inc	15,374,802
3,884		Tribune Co	126,618
279,106		Twenty-First Century Fox, Inc	7,332,115
124,667		Twenty-First Century Fox, Inc (Class B)	3,289,962
2,534	e	Viacom, Inc	107,188
100,663		Viacom, Inc (Class B)	3,780,902
542,629		Walt Disney Co	50,296,282
		TOTAL MEDIA	176,314,414

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.4%
541,268		AbbVie, Inc	30,191,929
31,664	*,e	Acadia Pharmaceuticals, Inc	738,088
28,289		Agilent Technologies, Inc	1,232,552
11,783	*,e	Agios Pharmaceuticals, Inc	563,699
29,232	*	Akorn, Inc	700,106
72,045	*	Alexion Pharmaceuticals, Inc	9,401,873
49,593	*	Alkermes plc	2,499,983
78,228	*	Allergan plc	16,344,958
22,280	*	Alnylam Pharmaceuticals, Inc	793,168
251,331		Amgen, Inc	35,477,884
73,104	*	Biogen Idec, Inc	20,482,279
56,486	*	BioMarin Pharmaceutical, Inc	4,548,253
12,102		Bio-Techne Corp	1,258,487
199

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

557,960		Bristol-Myers Squibb Co	$28,405,744
36,260		Bruker BioSciences Corp	742,967
256,666	*	Celgene Corp	26,226,132
14,619	*	Charles River Laboratories International, Inc	1,109,290
325,713		Eli Lilly & Co	24,050,648
443,593		Gilead Sciences, Inc	32,661,753
48,560	*	Illumina, Inc	6,610,958
53,930	*	Incyte Corp	4,690,292
5,303	*,e	Intercept Pharmaceuticals, Inc	656,193
19,741	*,e	Intrexon Corp	515,240
39,493	*	Ionis Pharmaceuticals, Inc	1,026,028
159,547		Johnson & Johnson	18,505,856
19,729	*,e	Juno Therapeutics, Inc	479,217
8,728	*	Mettler-Toledo International, Inc	3,526,810
48,185	*	Mylan NV	1,758,753
28,594	*	Neurocrine Biosciences, Inc	1,251,559
95,367	*,e	Opko Health, Inc	898,357
5,398	*	Patheon NV	137,055
10,979		PerkinElmer, Inc	558,721
140,682		Pfizer, Inc	4,461,026
38,428	*	Quintiles Transnational Holdings, Inc	2,756,825
25,758	*	Regeneron Pharmaceuticals, Inc	8,887,025
31,908	*	Seattle Genetics, Inc	1,649,644
59,950		Thermo Electron Corp	8,814,449
4,127	*	United Therapeutics Corp	495,529
81,566	*	Vertex Pharmaceuticals, Inc	6,187,597
2,278	*	VWR Corp	62,668
25,546	*	Waters Corp	3,554,470
153,161		Zoetis Inc	7,321,096
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	322,235,161

REAL ESTATE - 2.8%
2,334		Alexandria Real Estate Equities, Inc	251,628
140,819		American Tower Corp	16,502,579
9,154		Boston Properties, Inc	1,102,874
2,285		Care Capital Properties, Inc	60,712
98,291	*	CBRE Group, Inc	2,531,976
98,774		Crown Castle International Corp	8,987,446
37,771		CubeSmart	984,690
20,555		CyrusOne, Inc	916,959
34,090		Digital Realty Trust, Inc	3,185,029
29,006		Empire State Realty Trust, Inc	567,647
23,242		Equinix, Inc	8,303,902
25,326		Equity Lifestyle Properties, Inc	1,920,724
9,020		Essex Property Trust, Inc	1,931,092
39,914		Extra Space Storage, Inc	2,919,709
23,471		Federal Realty Investment Trust	3,408,693
62,165		Gaming and Leisure Properties, Inc	2,040,877
31,662		Healthcare Trust of America, Inc	968,857
85,927		Iron Mountain, Inc	2,898,318
27,368		Lamar Advertising Co	1,736,500
9,371		Life Storage, Inc	755,771
22,390		Omega Healthcare Investors, Inc	712,674
200

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

6,231		Outfront Media, Inc	$134,029
49,475		Public Storage, Inc	10,573,797
6,466		Regency Centers Corp	466,005
14,356	*	Senior Housing Properties Trust	305,352
93,271		Simon Property Group, Inc	17,344,675
27,924		Tanger Factory Outlet Centers, Inc	971,755
9,166		Taubman Centers, Inc	664,168
35,071		Ventas, Inc	2,376,060
		TOTAL REAL ESTATE	95,524,498

RETAILING - 9.3%
23,456		Advance Auto Parts, Inc	3,285,717
130,081	*	Amazon.com, Inc	102,740,575
9,009	*	Autonation, Inc	395,225
9,900	*	AutoZone, Inc	7,347,384
4,363		Bed Bath & Beyond, Inc	176,352
13,553	*	Burlington Stores, Inc	1,015,662
1,769	*	Cabela’s, Inc	108,988
65,288	*	Carmax, Inc	3,260,483
22,944		Dick’s Sporting Goods, Inc	1,276,834
94,577		Dollar General Corp	6,534,325
75,179	*	Dollar Tree, Inc	5,679,773
39,665		Expedia, Inc	5,125,908
40,284		Foot Locker, Inc	2,689,763
4,555	e	Gap, Inc	125,672
45,780		Genuine Parts Co	4,147,210
126,067	*	Groupon, Inc	503,007
416,160		Home Depot, Inc	50,775,682
14,511		L Brands, Inc	1,047,549
83,334	*	Liberty Interactive Corp	1,540,846
8,999	*	Liberty Ventures	359,060
101,572	*	LKQ Corp	3,278,744
298,820		Lowe’s Companies, Inc	19,916,353
23,130	*	Michaels Cos, Inc	537,773
8,331	*	Murphy USA, Inc	573,006
136,267	*	NetFlix, Inc	17,015,660
40,702	e	Nordstrom, Inc	2,116,504
31,427	*	O’Reilly Automotive, Inc	8,310,556
16,554	*	Priceline.com, Inc	24,404,403
132,135		Ross Stores, Inc	8,263,723
48,567	*	Sally Beauty Holdings, Inc	1,259,828
24,746	e	Signet Jewelers Ltd	2,010,860
21,200		Target Corp	1,457,076
221,006		TJX Companies, Inc	16,299,193
44,322		Tractor Supply Co	2,775,887
37,778	*	TripAdvisor, Inc	2,435,925
19,461	*	Ulta Salon Cosmetics & Fragrance, Inc	4,735,640
23,238	*	Urban Outfitters, Inc	777,311
29,124	e	Williams-Sonoma, Inc	1,346,111
		TOTAL RETAILING	315,650,568
201

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.0%
261,998		Applied Materials, Inc	$7,618,902
126,096		Broadcom Ltd	21,471,627
13,985	*	Cree, Inc	311,866
144,235		Intel Corp	5,029,474
51,845		Kla-Tencor Corp	3,894,078
42,384		Lam Research Corp	4,105,314
37,364		Linear Technology Corp	2,244,082
93,871		Maxim Integrated Products, Inc	3,720,108
69,889		Microchip Technology, Inc	4,231,779
170,352		Nvidia Corp	12,122,248
11,541	*	ON Semiconductor Corp	134,683
3,757	*	Qorvo, Inc	209,077
102,386		Qualcomm, Inc	7,035,966
57,701		Skyworks Solutions, Inc	4,439,515
336,186		Texas Instruments, Inc	23,818,778
26,156	*	Versum Materials, Inc	593,741
28,038		Xilinx, Inc	1,426,293
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	102,407,531

SOFTWARE & SERVICES - 23.0%
208,921		Accenture plc	24,284,977
186,031		Activision Blizzard, Inc	8,030,958
162,979	*	Adobe Systems, Inc	17,521,872
50,793	*	Akamai Technologies, Inc	3,528,590
19,102	*	Alliance Data Systems Corp	3,905,786
98,243	*	Alphabet, Inc (Class A)	79,567,006
99,293	*	Alphabet, Inc (Class C)	77,899,330
7,937	*	Ansys, Inc	725,045
10,030	*	Atlassian Corp plc	269,406
57,281	*	Autodesk, Inc	4,140,271
152,578		Automatic Data Processing, Inc	13,283,441
6,265	*	Black Knight Financial Services, Inc	246,528
33,482		Booz Allen Hamilton Holding Co	1,020,197
39,128		Broadridge Financial Solutions, Inc	2,530,017
99,754	*	Cadence Design Systems, Inc	2,551,707
51,499		CDK Global, Inc	2,812,360
51,506	*	Citrix Systems, Inc	4,367,709
200,798	*	Cognizant Technology Solutions Corp (Class A)	10,310,977
1,405	*	CommerceHub, Inc	21,145
702	*	CommerceHub, Inc (Series A)	10,544
10,556	*	CoStar Group, Inc	1,975,239
54,440		CSRA, Inc	1,365,900
7,458	*	Dell Technologies, Inc-VMware Inc	366,113
11,211		DST Systems, Inc	1,078,050
357,895	*	eBay, Inc	10,203,586
97,630	*	Electronic Arts, Inc	7,665,908
16,519	*	Euronet Worldwide, Inc	1,314,086
750,700	*	Facebook, Inc	98,334,193
61,293		Fidelity National Information Services, Inc	4,530,779
20,833	*	FireEye, Inc	242,079
17,245	*	First American Corp	733,947
106,385	*	First Data Corp	1,488,326
73,730	*	Fiserv, Inc	7,260,930
30,414	*	FleetCor Technologies, Inc	5,331,574
202

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

47,741	*	Fortinet, Inc	$1,530,576
26,382	*	Gartner, Inc	2,269,907
51,553	*	Genpact Ltd	1,185,203
50,868	*	Global Payments, Inc	3,688,947
15,292	*	GoDaddy, Inc	547,301
24,095	*	Guidewire Software, Inc	1,384,258
18,379		IAC/InterActiveCorp	1,184,343
202,256		International Business Machines Corp	31,084,725
81,765		Intuit, Inc	8,891,126
26,229		Jack Henry & Associates, Inc	2,125,074
22,968		Leidos Holdings, Inc	954,780
39,444	*	LinkedIn Corp	7,478,582
22,559	*	Manhattan Associates, Inc	1,142,388
322,601		MasterCard, Inc (Class A)	34,524,759
8,279	*,e	Match Group, Inc	149,519
2,533,885		Microsoft Corp	151,830,389
13,228	*	NetSuite, Inc	1,231,791
52,937	*	Nuance Communications, Inc	742,177
98,536		Oracle Corp	3,785,753
64,077	*	Pandora Media, Inc	725,992
107,584		Paychex, Inc	5,938,637
378,346	*	PayPal Holdings, Inc	15,761,894
20,382	*	PTC, Inc	966,922
36,692	*	Rackspace Hosting, Inc	1,171,942
60,003	*	Red Hat, Inc	4,647,232
68,477		Sabre Corp	1,768,761
213,837	*	Salesforce.com, Inc	16,071,989
52,118	*	ServiceNow, Inc	4,581,693
43,162	*	Splunk, Inc	2,597,921
21,555	*,e	Square, Inc	241,416
48,165		SS&C Technologies Holdings, Inc	1,537,908
31,954		Symantec Corp	799,809
7,196	*	Synopsys, Inc	426,795
17,459	*	Tableau Software, Inc	838,905
40,405	*	Teradata Corp	1,089,319
55,123		Total System Services, Inc	2,749,535
4,587	*,e	Twilio, Inc	156,508
185,439	*	Twitter, Inc	3,328,630
10,887	*	Tyler Technologies, Inc	1,746,275
9,026	*	Ultimate Software Group, Inc	1,904,396
51,381	*	Vantiv, Inc	2,998,595
31,858	*,e	VeriSign, Inc	2,676,709
638,140		Visa, Inc (Class A)	52,652,932
8,583	*,e	VMware, Inc (Class A)	674,624
164,194		Western Union Co	3,295,374
12,848	*	WEX, Inc	1,401,717
38,563	*	Workday, Inc	3,342,641
18,522	*	Yelp, Inc	604,929
10,808	*,e	Zillow Group, Inc	356,988
23,747	*,e	Zillow Group, Inc (Class C)	792,200
		TOTAL SOFTWARE & SERVICES	792,499,362
203

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 6.3%
99,493		Amphenol Corp (Class A)	$6,559,574
1,679,380	d	Apple, Inc	190,676,805
12,929	*,e	Arista Networks, Inc	1,095,733
13,349	*	ARRIS International plc	370,835
53,764		CDW Corp	2,414,541
26,907		Cognex Corp	1,388,401
44,085	*	CommScope Holding Co, Inc	1,346,797
22,204	*	F5 Networks, Inc	3,068,815
37,253	*,e	Fitbit, Inc	493,975
10,217	*	IPG Photonics Corp	991,151
7,657		Motorola, Inc	555,745
26,793		National Instruments Corp	752,615
40,338	*	NCR Corp	1,413,847
28,818	*	Palo Alto Networks, Inc	4,433,073
65,684	*	Trimble Navigation Ltd	1,815,506
32,825	*	VeriFone Systems, Inc	508,131
13,832	*	Zebra Technologies Corp (Class A)	910,699
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	218,796,243

TELECOMMUNICATION SERVICES - 1.2%
26,180	*	SBA Communications Corp (Class A)	2,965,671
58,118	*	T-Mobile US, Inc	2,890,208
683,144		Verizon Communications, Inc	32,859,226
53,795	*	Zayo Group Holdings, Inc	1,731,123
		TOTAL TELECOMMUNICATION SERVICES	40,446,228

TRANSPORTATION - 2.1%
32,661		Alaska Air Group, Inc	2,358,778
1,300		Amerco, Inc	419,107
28,653	*	Avis Budget Group, Inc	927,211
47,278		CH Robinson Worldwide, Inc	3,220,577
199,821		Delta Air Lines, Inc	8,346,523
42,501		Expeditors International of Washington, Inc	2,187,527
83,438		FedEx Corp	14,544,912
5,342	*	Hertz Global Holdings, Inc	177,087
29,259		J.B. Hunt Transport Services, Inc	2,387,827
11,370	*	JetBlue Airways Corp	198,748
14,002		Landstar System, Inc	996,242
14,202	*	Old Dominion Freight Line	1,060,605
214,699		Southwest Airlines Co	8,598,695
43,852		Union Pacific Corp	3,866,869
231,284		United Parcel Service, Inc (Class B)	24,923,164
		TOTAL TRANSPORTATION	74,213,872

UTILITIES - 0.0%
12,686		Dominion Resources, Inc	953,987
		TOTAL UTILITIES	953,987

		TOTAL COMMON STOCKS	3,437,765,374
		(Cost $2,739,852,520)
204

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 1.2%
GOVERNMENT AGENCY DEBT - 0.1%
$2,400,000	d	Federal Home Loan Bank (FHLB)	0.150%	11/01/16	$2,400,000
		TOTAL GOVERNMENT AGENCY DEBT			2,400,000

TREASURY DEBT - 0.3%
10,875,000	d	United States Treasury Bill	0.210	11/03/16	10,874,946
		TOTAL TREASURY DEBT			10,874,946

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.8%
27,556,287	c	State Street Navigator Securities Lending Government Money Market Portfolio	27,556,287
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	27,556,287
		TOTAL SHORT-TERM INVESTMENTS	40,831,233
		(Cost $40,831,160)

		TOTAL INVESTMENTS - 101.0%	3,478,596,607
		(Cost $2,780,683,680)
		OTHER ASSETS & LIABILITIES, NET - (1.0)%	(34,149,768)
		NET ASSETS - 100.0%	$3,444,446,839

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $27,019,550.
205

TIAA-CREF FUNDS - Large-Cap Value Index Fund

TIAA-CREF FUNDS

LARGE-CAP VALUE INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 1.3%
33,437	*	Adient plc	$1,521,718
88,473		BorgWarner, Inc	3,170,872
1,804,639		Ford Motor Co	21,186,462
651,318		General Motors Co	20,581,649
47,599		Gentex Corp	804,899
123,743		Goodyear Tire & Rubber Co	3,592,259
334,376		Johnson Controls International plc	13,482,040
5,897		Lear Corp	724,034
		TOTAL AUTOMOBILES & COMPONENTS	65,063,933

BANKS - 10.8%
69,178		Associated Banc-Corp	1,404,313
4,785,439		Bank of America Corp	78,959,743
19,650		Bank of Hawaii Corp	1,476,697
46,439		BankUnited	1,353,232
378,348		BB&T Corp	14,831,242
12,102	e	BOK Financial Corp	859,484
92,290		CIT Group, Inc	3,352,896
1,367,199		Citigroup, Inc	67,197,831
144,542		Citizens Financial Group, Inc	3,807,236
80,943		Comerica, Inc	4,216,321
38,856		Commerce Bancshares, Inc	1,935,806
24,499		Cullen/Frost Bankers, Inc	1,861,679
66,551		East West Bancorp, Inc	2,629,430
354,813		Fifth Third Bancorp	7,720,731
11,109	*	First Hawaiian, Inc	303,054
108,088		First Horizon National Corp	1,665,636
13,415		First Republic Bank	998,478
496,804		Huntington Bancshares, Inc	5,266,122
1,695,919		JPMorgan Chase & Co	117,459,350
498,713		Keycorp	7,041,828
69,055		M&T Bank Corp	8,475,120
218,987		New York Community Bancorp, Inc	3,144,653
55,132		PacWest Bancorp	2,392,177
142,636	e	People’s United Financial, Inc	2,316,409
232,305		PNC Financial Services Group, Inc	22,208,358
47,944		Popular, Inc	1,740,367
588,716		Regions Financial Corp	6,305,148
10,196	*	Signature Bank	1,229,230
233,042		SunTrust Banks, Inc	10,540,490
6,173	*	SVB Financial Group	754,773
58,158		Synovus Financial Corp	1,923,285
72,729		TCF Financial Corp	1,040,025
27,390		TFS Financial Corp	488,090
756,955		US Bancorp	33,881,306
206

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

2,128,954		Wells Fargo & Co	$97,953,174
19,132	*	Western Alliance Bancorp	714,772
93,302		Zions Bancorporation	3,005,257
		TOTAL BANKS	522,453,743

CAPITAL GOODS - 7.3%
71,255	*	Aecom Technology Corp	1,984,452
32,161		AGCO Corp	1,642,784
22,964		Air Lease Corp	694,891
66,153		Allison Transmission Holdings, Inc	1,937,621
86,747		Ametek, Inc	3,825,543
21,731	*	Armstrong World Industries, Inc	814,912
20,249		Carlisle Cos, Inc	2,123,108
259,421		Caterpillar, Inc	21,651,277
48,542		Chicago Bridge & Iron Co NV	1,554,315
45,582	*	Colfax Corp	1,449,052
22,503		Crane Co	1,530,429
73,366		Cummins, Inc	9,377,642
207,910		Danaher Corp	16,331,330
110,783		Deere & Co	9,782,139
4,746		Donaldson Co, Inc	173,324
70,707		Dover Corp	4,729,591
213,516		Eaton Corp	13,615,915
250,747		Emerson Electric Co	12,707,858
23,717		Flowserve Corp	1,004,415
63,958		Fluor Corp	3,325,176
103,659		Fortive Corp	5,291,792
66,617		General Dynamics Corp	10,041,847
3,455,851		General Electric Co	100,565,264
8,960	*	Herc Holdings, Inc	269,606
9,158		Hubbell, Inc	957,194
3,640		Huntington Ingalls	587,350
2,482		IDEX Corp	214,544
59,124		Ingersoll-Rand plc	3,978,454
41,782		ITT, Inc	1,471,562
55,539	*	Jacobs Engineering Group, Inc	2,864,702
66,680		KBR, Inc	987,531
35,611		L-3 Communications Holdings, Inc	4,876,570
1,449		Lennox International, Inc	211,395
10,672		Lincoln Electric Holdings, Inc	702,538
33,262	*	Manitowoc Foodservice, Inc	502,589
54,597		Masco Corp	1,685,955
12,556		MSC Industrial Direct Co (Class A)	914,077
27,209		Orbital ATK, Inc	2,023,261
34,063		Oshkosh Truck Corp	1,822,370
53,196		Owens Corning, Inc	2,594,901
144,263		Paccar, Inc	7,922,924
62,007		Parker Hannifin Corp	7,611,359
77,069		Pentair plc	4,248,814
48,626	*	Quanta Services, Inc	1,397,997
85,377		Raytheon Co	11,663,352
20,678		Regal-Beloit Corp	1,222,070
12,313		Rockwell Automation, Inc	1,474,112
207

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

22,684		Roper Industries, Inc	$3,931,364
7,058		Snap-On, Inc	1,087,638
30,708	*,e	SolarCity Corp	601,877
29,670	*	Spirit Aerosystems Holdings, Inc (Class A)	1,494,181
61,079		Stanley Works	6,953,233
49,134		Terex Corp	1,173,320
85,308		Textron, Inc	3,419,145
32,678		Timken Co	1,080,008
70,117		Trinity Industries, Inc	1,496,998
6,138	*	United Rentals, Inc	464,401
361,859		United Technologies Corp	36,981,990
40,631	*	USG Corp	1,023,089
2,080		Valmont Industries, Inc	266,136
35,674		Waste Management, Inc	2,342,355
22,379	*	WESCO International, Inc	1,212,942
40,078		Xylem, Inc	1,936,970
		TOTAL CAPITAL GOODS	353,825,551

COMMERCIAL & PROFESSIONAL SERVICES - 0.3%
21,817	*	Clean Harbors, Inc	1,032,380
10,023		Dun & Bradstreet Corp	1,251,372
4,707	*	LSC Communications, Inc	114,098
32,795		Manpower, Inc	2,518,656
36,221		Nielsen NV	1,630,669
108,859		Republic Services, Inc	5,729,249
11,294		RR Donnelley & Sons Co	200,469
1,834	*	Stericycle, Inc	146,885
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	12,623,778

CONSUMER DURABLES & APPAREL - 0.6%
8,090		Brunswick Corp	351,915
30,572		CalAtlantic Group, Inc	988,087
104,915		Coach, Inc	3,765,399
70,535		DR Horton, Inc	2,033,524
51,849		Garmin Ltd	2,507,418
17,524		Harman International Industries, Inc	1,396,838
2,763		Lennar Corp (B Shares)	92,616
40,058		Lennar Corp (Class A)	1,670,018
5,881	*	Mohawk Industries, Inc	1,083,868
37,475		Phillips-Van Heusen Corp	4,009,075
112,742		Pulte Homes, Inc	2,097,001
24,476		Ralph Lauren Corp	2,401,096
38,140	*	Toll Brothers, Inc	1,046,562
23,421	*	Vista Outdoor, Inc	905,690
31,069		Whirlpool Corp	4,654,758
		TOTAL CONSUMER DURABLES & APPAREL	29,003,865

CONSUMER SERVICES - 0.7%
64,144		ARAMARK Holdings Corp	2,388,081
189,413		Carnival Corp	9,300,178
5,426		Choice Hotels International, Inc	262,890
30,662		Extended Stay America, Inc	438,467
1,969		Graham Holdings Co	935,275
208

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

104,563		H&R Block, Inc	$2,401,812
28,559		Hilton Worldwide Holdings, Inc	645,433
10,282	*,e	Hyatt Hotels Corp	522,223
43,806		International Game Technology plc	1,258,108
36,418		Marriott International, Inc (Class A)	2,501,917
200,424	*	MGM Resorts International	5,245,096
66,986	*	Norwegian Cruise Line Holdings Ltd	2,603,746
78,080		Royal Caribbean Cruises Ltd	6,002,010
43,284		Wendy’s	469,198
3,226		Wynn Resorts Ltd	305,018
		TOTAL CONSUMER SERVICES	35,279,452

DIVERSIFIED FINANCIALS - 6.2%
3,162	*	Affiliated Managers Group, Inc	419,471
152,980		AGNC Investment Corp	3,068,779
206,373		Ally Financial, Inc	3,729,160
373,008		American Express Co	24,775,191
50,201		Ameriprise Financial, Inc	4,437,266
469,346		Annaly Capital Management, Inc	4,862,424
488,302		Bank of New York Mellon Corp	21,128,828
58,289		BlackRock, Inc	19,890,538
237,249		Capital One Financial Corp	17,565,916
110,459		Charles Schwab Corp	3,501,550
87,143		Chimera Investment Corp	1,365,531
157,611		CME Group, Inc	15,776,861
127,888		Discover Financial Services	7,203,931
4,954	*	Donnelley Financial Solutions, Inc	106,263
129,437	*	E*TRADE Financial Corp	3,644,946
169,004		Franklin Resources, Inc	5,688,675
179,398		Goldman Sachs Group, Inc	31,975,899
26,069		Interactive Brokers Group, Inc (Class A)	865,230
28,509		IntercontinentalExchange Group, Inc	7,708,548
157,899		Invesco Ltd	4,435,383
315,357	e	iShares Russell 1000 Value Index Fund	32,809,742
50,763		Lazard Ltd (Class A)	1,850,819
48,729		Legg Mason, Inc	1,399,497
152,410		Leucadia National Corp	2,845,495
34,303	e	LPL Financial Holdings, Inc	1,062,021
171,852		MFA Mortgage Investments, Inc	1,256,238
8,323		Moody’s Corp	836,628
663,861		Morgan Stanley	22,285,814
51,858		NASDAQ OMX Group, Inc	3,317,356
153,447		Navient Corp	1,961,053
96,873		Northern Trust Corp	7,015,543
24,879	*	OneMain Holdings, Inc	705,071
58,442		Raymond James Financial, Inc	3,513,533
49,943	*	Santander Consumer USA Holdings, Inc	609,305
197,130	*	SLM Corp	1,389,766
107,739		Starwood Property Trust, Inc	2,396,115
183,400		State Street Corp	12,876,514
388,201		Synchrony Financial	11,098,667
26,471		T Rowe Price Group, Inc	1,694,409
12,627		TD Ameritrade Holding Corp	431,970
209

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

160,579		Two Harbors Investment Corp	$1,337,623
95,052		Voya Financial, Inc	2,903,839
		TOTAL DIVERSIFIED FINANCIALS	297,747,408

ENERGY - 13.2%
259,705		Anadarko Petroleum Corp	15,436,865
82,798	*	Antero Resources Corp	2,191,663
54,266		Apache Corp	3,227,742
203,566		Baker Hughes, Inc	11,277,556
62,826		Cabot Oil & Gas Corp	1,311,807
92,110	*	Cheniere Energy, Inc	3,472,547
261,837	*,e	Chesapeake Energy Corp	1,442,722
875,907		Chevron Corp	91,751,258
36,352		Cimarex Energy Co	4,694,134
65,465	*	Concho Resources, Inc	8,310,127
578,186		ConocoPhillips	25,122,182
106,090		Consol Energy, Inc	1,798,225
21,893	*	Continental Resources, Inc	1,070,787
220,854		Devon Energy Corp	8,368,158
29,605	e	Diamond Offshore Drilling, Inc	488,186
27,047	*	Diamondback Energy, Inc	2,469,121
17,211	*	Dril-Quip, Inc	817,523
45,029		Energen Corp	2,257,304
140,310		Ensco plc	1,097,224
227,676		EOG Resources, Inc	20,586,464
79,576		EQT Corp	5,252,016
1,942,475	d	Exxon Mobil Corp	161,847,017
103,925	*	FMC Technologies, Inc	3,353,660
19,084	e	Frank’s International NV	214,695
58,010	*	Gulfport Energy Corp	1,398,621
398,711		Halliburton Co	18,340,706
44,806	e	Helmerich & Payne, Inc	2,827,707
130,160		Hess Corp	6,243,775
74,778		HollyFrontier Corp	1,865,711
895,068		Kinder Morgan, Inc	18,286,239
75,214	*	Kosmos Energy LLC	391,865
67,344	*	Laredo Petroleum Holdings, Inc	802,740
397,232		Marathon Oil Corp	5,235,518
244,325		Marathon Petroleum Corp	10,650,127
76,041	e	Murphy Oil Corp	1,967,181
129,244		Nabors Industries Ltd	1,538,004
176,834		National Oilwell Varco, Inc	5,676,371
68,526	*	Newfield Exploration Co	2,781,470
113,320		Noble Corp plc	559,801
196,310		Noble Energy, Inc	6,766,806
355,542		Occidental Petroleum Corp	25,922,567
44,098		Oceaneering International, Inc	1,049,532
68,904	*	Parsley Energy, Inc	2,266,942
66,704		Patterson-UTI Energy, Inc	1,499,506
45,580	e	PBF Energy, Inc	993,644
210,338		Phillips 66	17,068,929
75,560		Pioneer Natural Resources Co	13,526,751
110,122		Questar Market Resources, Inc	1,769,661
210

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

94,492		Range Resources Corp	$3,192,885
71,470	*	Rice Energy, Inc	1,578,772
58,974		Rowan Cos plc	782,585
26,535	*,e	RPC, Inc	458,259
648,644		Schlumberger Ltd	50,743,420
40,421		SM Energy Co	1,359,358
275,108		Spectra Energy Corp	11,502,265
69,752		Superior Energy Services	987,688
72,110		Targa Resources Investments, Inc	3,165,629
55,455		Tesoro Corp	4,712,011
162,313	*,e	Transocean Ltd (NYSE)	1,559,828
219,294		Valero Energy Corp	12,990,977
415,149	*	Weatherford International Ltd	2,001,018
94,630	*	Whiting Petroleum Corp	779,751
266,438		Williams Cos, Inc	7,779,990
32,023		World Fuel Services Corp	1,288,926
155,584	*	WPX Energy, Inc	1,689,642
		TOTAL ENERGY	633,862,161

FOOD & STAPLES RETAILING - 1.7%
28,801		CVS Health Corp	2,422,164
318,291		Walgreens Boots Alliance, Inc	26,332,215
705,095		Wal-Mart Stores, Inc	49,370,752
123,152		Whole Foods Market, Inc	3,483,970
		TOTAL FOOD & STAPLES RETAILING	81,609,101

FOOD, BEVERAGE & TOBACCO - 4.2%
268,560		Archer Daniels Midland Co	11,701,159
1,786		Brown-Forman Corp	86,621
5,286		Brown-Forman Corp (Class B)	244,055
64,564		Bunge Ltd	4,003,614
458,263		Coca-Cola Co	19,430,351
42,406		ConAgra Foods, Inc	2,043,121
6,828	e	Flowers Foods, Inc	105,971
12,164	*	Hain Celestial Group, Inc	442,405
15,497	*	Hormel Foods Corp	596,634
9,810		Ingredion, Inc	1,286,778
53,813		J.M. Smucker Co	7,066,185
8,896		Kellogg Co	668,356
241,796		Kraft Heinz Co	21,507,754
55,185		Mead Johnson Nutrition Co	4,126,182
79,772		Molson Coors Brewing Co (Class B)	8,281,131
696,582		Mondelez International, Inc	31,304,395
87,039		PepsiCo, Inc	9,330,581
644,255		Philip Morris International, Inc	62,131,952
23,251	e	Pilgrim’s Pride Corp	507,802
53,737		Pinnacle Foods, Inc	2,763,157
12,632	*	Post Holdings, Inc	962,937
146,619		Reynolds American, Inc	8,075,775
17,371	*	TreeHouse Foods, Inc	1,519,615
71,969		Tyson Foods, Inc (Class A)	5,099,004
		TOTAL FOOD, BEVERAGE & TOBACCO	203,285,535
211

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

HEALTH CARE EQUIPMENT & SERVICES - 3.5%
684,541		Abbott Laboratories	$26,861,389
22,223	*	Acadia Healthcare Co, Inc	799,139
104,736		Aetna Inc	11,243,410
32,639	*	Alere, Inc	1,458,310
86,753	*	Allscripts Healthcare Solutions, Inc	1,041,903
11,104	*	Amsurg Corp	663,464
89,181		Anthem, Inc	10,867,597
206,135		Baxter International, Inc	9,809,965
85,310	*	Brookdale Senior Living, Inc	1,231,023
11,011		Cardinal Health, Inc	756,346
20,572	*	Centene Corp	1,285,339
79,096		Cigna Corp	9,398,978
4,967		Cooper Cos, Inc	874,391
47,232	*	DaVita, Inc	2,768,740
106,135		DENTSPLY SIRONA, Inc	6,110,192
14,980	*	Envision Healthcare Holdings, Inc	296,304
34,225	*	Express Scripts Holding Co	2,306,765
46,050	*	HCA Holdings, Inc	3,524,206
1,944		Hill-Rom Holdings, Inc	107,717
4,153		Humana, Inc	712,364
26,208	*	Laboratory Corp of America Holdings	3,284,911
19,037	*	LifePoint Hospitals, Inc	1,139,364
12,764	*	MEDNAX, Inc	781,795
653,573		Medtronic plc	53,606,057
15,209	*	Premier, Inc	484,255
65,738		Quest Diagnostics, Inc	5,353,703
39,312		St. Jude Medical, Inc	3,060,046
16,373		Teleflex, Inc	2,343,467
29,611		Universal Health Services, Inc (Class B)	3,574,344
1,678	*	WellCare Health Plans, Inc	190,470
40,036		Zimmer Holdings, Inc	4,219,794
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	170,155,748

HOUSEHOLD & PERSONAL PRODUCTS - 2.9%
8,928		Clorox Co	1,071,538
332,335		Colgate-Palmolive Co	23,715,425
199,931		Coty, Inc	4,596,414
26,832	*	Edgewell Personal Care Co	2,023,133
19,237		Energizer Holdings, Inc	894,713
24,587		Kimberly-Clark Corp	2,812,999
18,201		Nu Skin Enterprises, Inc (Class A)	1,122,091
1,192,417		Procter & Gamble Co	103,501,796
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	139,738,109

INSURANCE - 7.7%
186,854		Aflac, Inc	12,868,635
6,829	*	Alleghany Corp	3,525,198
40,388		Allied World Assurance Co Holdings Ltd	1,735,876
173,861		Allstate Corp	11,805,162
31,746		American Financial Group, Inc	2,365,077
517,078		American International Group, Inc	31,903,713
3,566		American National Insurance Co	417,793
212

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

38,264		Amtrust Financial Services, Inc	$1,009,787
53,236	*	Arch Capital Group Ltd	4,150,811
25,560		Arthur J. Gallagher & Co	1,232,759
27,806		Aspen Insurance Holdings Ltd	1,341,639
28,668		Assurant, Inc	2,308,347
62,295		Assured Guaranty Ltd	1,861,997
42,183		Axis Capital Holdings Ltd	2,403,165
880,964	*	Berkshire Hathaway, Inc (Class B)	127,123,105
51,087		Brown & Brown, Inc	1,883,067
215,525		Chubb Ltd	27,371,675
69,633		Cincinnati Financial Corp	4,928,624
13,051		CNA Financial Corp	477,275
29,660		Endurance Specialty Holdings Ltd	2,727,237
3,057		Erie Indemnity Co (Class A)	313,006
19,323		Everest Re Group Ltd	3,932,617
49,771		First American Financial Corp	1,944,055
121,312		FNF Group	4,356,314
19,608		Hanover Insurance Group, Inc	1,493,933
181,917		Hartford Financial Services Group, Inc	8,024,359
85,630		Lincoln National Corp	4,203,577
129,294		Loews Corp	5,563,521
6,304	*	Markel Corp	5,531,319
12,391		Mercury General Corp	674,938
432,303		Metlife, Inc	20,300,949
112,779		Old Republic International Corp	1,901,454
123,562		Principal Financial Group	6,746,485
24,385		ProAssurance Corp	1,299,720
244,390		Progressive Corp	7,700,729
206,211		Prudential Financial, Inc	17,484,631
29,793		Reinsurance Group of America, Inc (Class A)	3,213,473
19,679		RenaissanceRe Holdings Ltd	2,445,903
54,941		Torchmark Corp	3,483,809
135,721		Travelers Cos, Inc	14,682,298
110,500		UnumProvident Corp	3,911,700
35,196		Validus Holdings Ltd	1,798,516
44,491		W.R. Berkley Corp	2,540,436
2,170		White Mountains Insurance Group Ltd	1,800,492
85,431		XL Group Ltd	2,964,456
		TOTAL INSURANCE	371,753,632

MATERIALS - 2.9%
11,700		Air Products & Chemicals, Inc	1,561,014
51,994		Albemarle Corp	4,344,099
203,714		Alcoa, Inc	5,850,666
21,460		Aptargroup, Inc	1,533,102
28,840		Ashland Global Holdings, Inc	3,222,293
2,613		Avery Dennison Corp	182,361
37,674		Bemis Co, Inc	1,835,477
28,747		Cabot Corp	1,498,869
62,181		Celanese Corp (Series A)	4,534,239
108,411		CF Industries Holdings, Inc	2,602,948
15,672	e	Compass Minerals International, Inc	1,126,033
28,885		Domtar Corp	1,038,416
213

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

521,734		Dow Chemical Co	$28,074,507
68,568		Eastman Chemical Co	4,930,725
12,119		FMC Corp	568,260
481,396		Freeport-McMoRan Copper & Gold, Inc (Class B)	5,382,007
45,574		Graphic Packaging Holding Co	569,675
91,871		Huntsman Corp	1,557,213
189,382		International Paper Co	8,527,872
90,043		LyondellBasell Industries AF S.C.A	7,162,921
2,750		Martin Marietta Materials, Inc	509,795
71,222		Monsanto Co	7,177,041
162,331		Mosaic Co	3,819,648
207		NewMarket Corp	82,988
246,707		Newmont Mining Corp	9,138,027
147,622		Nucor Corp	7,211,335
92,772	*	Platform Specialty Products Corp	676,308
16,155		Praxair, Inc	1,891,104
32,011		Reliance Steel & Aluminum Co	2,201,717
28,392		Royal Gold, Inc	1,953,937
1,639		Scotts Miracle-Gro Co (Class A)	144,380
46,166		Sonoco Products Co	2,321,688
22,184		Southern Copper Corp (NY)	629,804
92,935		Steel Dynamics, Inc	2,551,995
139,096		Tahoe Resources, Inc	1,677,498
71,489	e	United States Steel Corp	1,382,597
4,212		Vulcan Materials Co	476,798
17,699		Westlake Chemical Corp	916,631
116,115		WestRock Co	5,363,352
14,308	*	WR Grace & Co	958,064
		TOTAL MATERIALS	137,187,404

MEDIA - 1.0%
10,453		Clear Channel Outdoor Holdings, Inc (Class A)	60,105
84,167		Comcast Corp (Class A)	5,203,204
4,939	*	Discovery Communications, Inc (Class A)	128,957
7,687	*	Discovery Communications, Inc (Class C)	193,021
22,921	*	DISH Network Corp (Class A)	1,342,254
20,685		John Wiley & Sons, Inc (Class A)	1,067,346
11,952	*	Liberty Broadband Corp (Class A)	776,282
47,876	*	Liberty Broadband Corp (Class C)	3,190,935
42,097	*	Liberty SiriusXM Group (Class A)	1,400,567
84,223	*	Liberty SiriusXM Group (Class C)	2,795,361
16,292	e	Lions Gate Entertainment Corp	331,705
26,500	*	Live Nation, Inc	733,255
8,104	*	Madison Square Garden Co	1,341,131
175,023		News Corp	2,121,279
55,280		News Corp (Class B)	685,472
27,546	e	Regal Entertainment Group (Class A)	592,514
101,432		TEGNA, Inc	1,990,096
138,604		Thomson Corp	5,462,384
125,475		Time Warner, Inc	11,166,020
33,583		Tribune Co	1,094,806
113,562		Twenty-First Century Fox, Inc	2,983,274
51,411		Twenty-First Century Fox, Inc (Class B)	1,356,736
214

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

1,097	e	Viacom, Inc	$46,403
18,533		Viacom, Inc (Class B)	696,100
		TOTAL MEDIA	46,759,207

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.2%
110,696		Agilent Technologies, Inc	4,823,025
75,335	*	Allergan plc	15,740,495
4,577	*	Alnylam Pharmaceuticals, Inc	162,941
9,599	*	Bio-Rad Laboratories, Inc (Class A)	1,517,410
95,618	*	Endo International plc	1,792,837
1,058,633		Johnson & Johnson	122,790,842
3,042	*,e	Juno Therapeutics, Inc	73,890
50,575	*	Mallinckrodt plc	2,997,075
1,290,852		Merck & Co, Inc	75,798,829
145,291	*	Mylan NV	5,303,122
13,579	*,e	Opko Health, Inc	127,914
6,857	*	Patheon NV	174,099
39,482		PerkinElmer, Inc	2,009,239
63,930		Perrigo Co plc	5,318,337
2,602,124		Pfizer, Inc	82,513,352
104,762	*	Qiagen NV (NASDAQ)	2,554,098
12,960	*	Quintiles Transnational Holdings, Inc	929,750
99,836		Thermo Electron Corp	14,678,887
14,687	*	United Therapeutics Corp	1,763,468
33,397	*	VWR Corp	918,751
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	341,988,361

REAL ESTATE - 4.8%
32,265		Alexandria Real Estate Equities, Inc	3,478,490
60,659		American Campus Communities, Inc	3,160,940
78,170		American Homes 4 Rent	1,650,169
72,655		Apartment Investment & Management Co (Class A)	3,201,906
76,157		Apple Hospitality REIT, Inc	1,373,111
64,009		AvalonBay Communities, Inc	10,957,061
58,679		Boston Properties, Inc	7,069,646
80,518		Brandywine Realty Trust	1,248,029
89,050		Brixmor Property Group, Inc	2,263,651
39,672		Camden Property Trust	3,230,888
35,332		Care Capital Properties, Inc	938,771
57,353		Columbia Property Trust, Inc	1,209,001
57,267		Communications Sales & Leasing, Inc	1,628,101
43,903		Corporate Office Properties Trust	1,171,771
54,990		Corrections Corp of America	794,605
17,730		Crown Castle International Corp	1,613,253
26,173		CubeSmart	682,330
4,037		CyrusOne, Inc	180,091
42,056		DCT Industrial Trust, Inc	1,966,118
141,728		DDR Corp	2,167,021
20,298		Digital Realty Trust, Inc	1,896,442
65,085		Douglas Emmett, Inc	2,375,602
160,790		Duke Realty Corp	4,204,659
22,382		Empire State Realty Trust, Inc	438,016
29,379		Entertainment Properties Trust	2,136,441
215

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

57,321	*	Equity Commonwealth	$1,731,667
42,493		Equity One, Inc	1,211,051
165,606		Equity Residential	10,226,171
17,528		Essex Property Trust, Inc	3,752,570
106,310		Forest City Realty Trust, Inc	2,295,233
266,012		General Growth Properties, Inc	6,636,999
216,999		HCP, Inc	7,432,216
17,289		Healthcare Trust of America, Inc	529,043
44,694		Highwoods Properties, Inc	2,218,163
74,873	*	Hospitality Properties Trust	2,048,525
341,417		Host Marriott Corp	5,285,135
16,903	*	Howard Hughes Corp	1,856,456
20,971		Jones Lang LaSalle, Inc	2,031,041
41,940		Kilroy Realty Corp	3,012,550
186,086		Kimco Realty Corp	4,951,748
67,814		Liberty Property Trust	2,741,720
7,303		Life Storage, Inc	588,987
66,583		Macerich Co	4,712,745
34,957		Mid-America Apartment Communities, Inc	3,242,262
66,112		National Retail Properties, Inc	3,016,029
83,556		NorthStar Realty Finance Corp	1,213,233
53,484		Omega Healthcare Investors, Inc	1,702,396
54,441		Outfront Media, Inc	1,171,026
83,459		Paramount Group, Inc	1,297,787
67,096		Piedmont Office Realty Trust, Inc	1,374,126
24,740		Post Properties, Inc	1,627,645
242,380		Prologis, Inc	12,642,541
57,702		Rayonier, Inc	1,547,568
67,730		Realogy Holdings Corp	1,550,340
120,542		Realty Income Corp	7,140,908
39,123		Regency Centers Corp	2,819,595
109,625		Retail Properties of America, Inc	1,706,861
96,810	*	Senior Housing Properties Trust	2,059,149
13,383		Simon Property Group, Inc	2,488,703
45,258		SL Green Realty Corp	4,445,241
222,318		Spirit Realty Capital, Inc	2,647,807
70,458		STORE Capital Corp	1,922,799
29,095		Sun Communities, Inc	2,238,278
4,354		Tanger Factory Outlet Centers, Inc	151,519
13,681		Taubman Centers, Inc	991,325
121,794		UDR, Inc	4,259,136
107,674		Ventas, Inc	7,294,914
449,929		VEREIT, Inc	4,229,333
79,680		Vornado Realty Trust	7,392,710
53,675		Weingarten Realty Investors	1,943,572
166,021		Welltower, Inc	11,377,419
346,209		Weyerhaeuser Co	10,362,035
47,533		WP Carey, Inc	2,887,154
		TOTAL REAL ESTATE	233,041,544

RETAILING - 1.2%
18,361	*	Autonation, Inc	805,497
61,729		Bed Bath & Beyond, Inc	2,495,086
216

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

128,590		Best Buy Co, Inc	$5,003,437
13,968	*	Burlington Stores, Inc	1,046,762
20,331	*	Cabela’s, Inc	1,252,593
34,947		CST Brands, Inc	1,678,155
9,002		Dick’s Sporting Goods, Inc	500,961
9,018	e	Dillard’s, Inc (Class A)	552,803
6,227		Foot Locker, Inc	415,777
47,509	e	GameStop Corp (Class A)	1,142,592
96,826	e	Gap, Inc	2,671,429
3,960		Genuine Parts Co	358,736
142,801	*,e	JC Penney Co, Inc	1,226,661
85,095		Kohl’s Corp	3,722,906
91,535		L Brands, Inc	6,607,912
90,109	*	Liberty Interactive Corp	1,666,116
49,952	*	Liberty Ventures	1,993,085
143,070		Macy’s, Inc	5,220,624
10,805	*	Michaels Cos, Inc	251,216
6,884	*	Murphy USA, Inc	473,482
17,984	e	Penske Auto Group, Inc	804,784
3,142	e	Signet Jewelers Ltd	255,319
299,988		Staples, Inc	2,219,911
245,714		Target Corp	16,887,923
50,465		Tiffany & Co	3,705,140
9,616	*	Urban Outfitters, Inc	321,655
		TOTAL RETAILING	63,280,562

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
143,352		Analog Devices, Inc	9,188,863
144,279		Applied Materials, Inc	4,195,633
29,713	*	Cree, Inc	662,600
143,921		Cypress Semiconductor Corp	1,434,892
35,098	*,e	First Solar, Inc	1,421,118
2,004,064		Intel Corp	69,881,712
14,621		Lam Research Corp	1,416,190
58,357		Linear Technology Corp	3,504,922
187,055		Marvell Technology Group Ltd	2,437,327
480,459	*	Micron Technology, Inc	8,244,677
170,993	*	ON Semiconductor Corp	1,995,488
53,445	*	Qorvo, Inc	2,974,214
543,032		Qualcomm, Inc	37,317,159
7,177		Skyworks Solutions, Inc	552,199
29,101	*,e	SunPower Corp	210,691
93,577		Teradyne, Inc	2,179,408
6,776	*	Versum Materials, Inc	153,815
80,224		Xilinx, Inc	4,080,995
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	151,851,903

SOFTWARE & SERVICES - 2.8%
8,713	*	Akamai Technologies, Inc	605,292
68,300		Amdocs Ltd	3,992,135
29,934	*	Ansys, Inc	2,734,471
17,895	*	Autodesk, Inc	1,293,451
2,534		Booz Allen Hamilton Holding Co	77,211
217

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

134,700		CA, Inc	$4,140,678
11,078	*	CommerceHub, Inc	166,724
6,341	*	CommerceHub, Inc (Series A)	95,242
64,309		Computer Sciences Corp	3,501,625
90,004	*	Dell Technologies, Inc-VMware Inc	4,418,296
64,623		Fidelity National Information Services, Inc	4,776,932
55,173	*	FireEye, Inc	641,110
17,182	*	First American Corp	731,266
6,917		IAC/InterActiveCorp	445,731
128,457		International Business Machines Corp	19,742,556
30,410		Leidos Holdings, Inc	1,264,144
26,545	*	Nuance Communications, Inc	372,161
1,243,408		Oracle Corp	47,771,736
14,644	*	Pandora Media, Inc	165,917
29,357	*	PTC, Inc	1,392,696
6,739		SS&C Technologies Holdings, Inc	215,176
244,366		Symantec Corp	6,116,481
63,221	*	Synopsys, Inc	3,749,638
1,596	*,e	Twilio, Inc	54,456
34,265	*	Twitter, Inc	615,057
25,710	*,e	VMware, Inc (Class A)	2,020,806
464,987		Xerox Corp	4,542,923
404,455	*	Yahoo!, Inc	16,805,105
7,297	*	Yelp, Inc	238,320
7,480	*,e	Zillow Group, Inc	247,064
15,242	*,e	Zillow Group, Inc (Class C)	508,473
338,666	*	Zynga, Inc	951,651
		TOTAL SOFTWARE & SERVICES	134,394,524

TECHNOLOGY HARDWARE & EQUIPMENT - 3.9%
214,802		Apple, Inc	24,388,619
67,241	*	ARRIS International plc	1,867,955
41,737	*	Arrow Electronics, Inc	2,550,966
59,483		Avnet, Inc	2,495,312
186,674		Brocade Communications Systems, Inc	1,978,744
2,345,442		Cisco Systems, Inc	71,958,161
499,809		Corning, Inc	11,350,662
23,526		Dolby Laboratories, Inc (Class A)	1,119,602
21,380	*	EchoStar Corp (Class A)	999,301
11,615	*,e	Fitbit, Inc	154,015
63,191		Flir Systems, Inc	2,080,248
57,930		Harris Corp	5,167,935
805,532		Hewlett Packard Enterprise Co	18,100,304
803,453		HP, Inc	11,642,034
66,882		Ingram Micro, Inc (Class A)	2,488,010
2,654	*	IPG Photonics Corp	257,465
86,157		Jabil Circuit, Inc	1,838,590
172,433		Juniper Networks, Inc	4,541,885
78,829	*	Keysight Technologies, Inc	2,585,591
28,597		Lexmark International, Inc (Class A)	1,135,015
71,927		Motorola, Inc	5,220,462
11,129		National Instruments Corp	312,614
134,654		NetApp, Inc	4,570,157
218

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

24,828	*	Trimble Navigation Ltd	$686,246
130,941		Western Digital Corp	7,652,192
4,502	*	Zebra Technologies Corp (Class A)	296,412
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	187,438,497

TELECOMMUNICATION SERVICES - 3.7%
2,870,339		AT&T, Inc	105,599,772
249,775		CenturyTel, Inc	6,639,019
541,334	e	Frontier Communications Corp	2,176,163
135,718	*	Level 3 Communications, Inc	7,620,566
21,022	*	SBA Communications Corp (Class A)	2,381,372
352,409	*,e	Sprint Corp	2,170,839
43,804		Telephone & Data Systems, Inc	1,131,895
50,863	*	T-Mobile US, Inc	2,529,417
6,715	*	US Cellular Corp	235,361
950,111		Verizon Communications, Inc	45,700,339
		TOTAL TELECOMMUNICATION SERVICES	176,184,743

TRANSPORTATION - 2.0%
10,007		Alaska Air Group, Inc	722,705
1,131		Amerco, Inc	364,623
246,947		American Airlines Group, Inc	10,026,048
14,466		Copa Holdings S.A. (Class A)	1,334,199
443,792		CSX Corp	13,540,094
78,766		Delta Air Lines, Inc	3,290,056
25,021		Expeditors International of Washington, Inc	1,287,831
26,522	*	Genesee & Wyoming, Inc (Class A)	1,801,905
26,978	*	Hertz Global Holdings, Inc	894,321
138,450	*	JetBlue Airways Corp	2,420,106
50,003		Kansas City Southern Industries, Inc	4,388,263
24,460	*	Kirby Corp	1,441,917
34,656		Macquarie Infrastructure Co LLC	2,835,207
137,197		Norfolk Southern Corp	12,759,321
11,970	*	Old Dominion Freight Line	893,920
25,133		Ryder System, Inc	1,743,979
33,038	*	Spirit Airlines, Inc	1,583,511
330,624		Union Pacific Corp	29,154,424
147,568	*	United Continental Holdings, Inc	8,297,749
		TOTAL TRANSPORTATION	98,780,179

UTILITIES - 6.5%
307,157		AES Corp	3,615,238
105,595		Alliant Energy Corp	4,017,890
112,735		Ameren Corp	5,631,113
229,007		American Electric Power Co, Inc	14,848,814
82,727		American Water Works Co, Inc	6,125,107
81,631		Aqua America, Inc	2,506,072
46,452		Atmos Energy Corp	3,455,564
26,224		Avangrid, Inc	1,033,488
166,750	*	Calpine Corp	1,984,325
198,974		Centerpoint Energy, Inc	4,536,607
129,438		CMS Energy Corp	5,455,812
142,446		Consolidated Edison, Inc	10,761,795
219

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

269,207		Dominion Resources, Inc			$20,244,366
82,708		DTE Energy Co			7,940,795
321,419		Duke Energy Corp			25,719,949
147,762		Edison International			10,857,552
83,067		Entergy Corp			6,120,377
146,779		Eversource Energy			8,081,652
412,271		Exelon Corp			14,046,073
197,460		FirstEnergy Corp			6,770,903
99,078		Great Plains Energy, Inc			2,817,778
50,543		Hawaiian Electric Industries, Inc			1,491,019
89,345		MDU Resources Group, Inc			2,341,733
34,016		National Fuel Gas Co			1,781,758
214,788		NextEra Energy, Inc			27,492,864
150,070		NiSource, Inc			3,490,628
147,879		NRG Energy, Inc			1,571,954
92,278		OGE Energy Corp			2,864,309
231,142		PG&E Corp			14,358,541
51,392		Pinnacle West Capital Corp			3,912,473
315,230		PPL Corp			10,824,998
234,160		Public Service Enterprise Group, Inc			9,853,453
60,584		SCANA Corp			4,444,442
116,599		Sempra Energy			12,487,753
437,155		Southern Co			22,544,083
79,576		UGI Corp			3,683,573
38,262		Vectren Corp			1,924,961
146,024		WEC Energy Group, Inc			8,720,553
65,835		Westar Energy, Inc			3,773,662
236,165		Xcel Energy, Inc			9,812,656
		TOTAL UTILITIES			313,946,683

		TOTAL COMMON STOCKS			4,801,255,623
		(Cost $4,417,179,950)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 0.9%
GOVERNMENT AGENCY DEBT - 0.2%
$9,800,000	d	Federal Home Loan Bank (FHLB)	0.150%	11/01/16	9,800,000
		TOTAL GOVERNMENT AGENCY DEBT			9,800,000
220

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.7%
34,170,254	c	State Street Navigator Securities Lending Government Money Market Portfolio	$34,170,254
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	34,170,254
		TOTAL SHORT-TERM INVESTMENTS	43,970,254
		(Cost $43,970,254)

		TOTAL INVESTMENTS - 100.5%	4,845,225,877
		(Cost $4,461,150,204)
		OTHER ASSETS & LIABILITIES, NET - (0.5)%	(24,698,896)
		NET ASSETS - 100.0%	$4,820,526,981

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $33,097,457.
221

TIAA-CREF FUNDS - S&P 500 Index Fund

TIAA-CREF FUNDS

S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES	COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 0.9%
36,385	BorgWarner, Inc	$1,304,038
48,493	Delphi Automotive plc	3,155,440
700,380	Ford Motor Co	8,222,461
255,580	General Motors Co	8,076,328
47,483	Goodyear Tire & Rubber Co	1,378,432
31,771	Harley-Davidson, Inc	1,811,582
168,430	Johnson Controls International plc	6,791,098
	TOTAL AUTOMOBILES & COMPONENTS	30,739,379

BANKS - 5.7%
1,827,658	Bank of America Corp	30,156,357
143,226	BB&T Corp	5,614,459
520,946	Citigroup, Inc	25,604,496
93,692	Citizens Financial Group, Inc	2,467,847
31,532	Comerica, Inc	1,642,502
134,438	Fifth Third Bancorp	2,925,371
191,626	Huntington Bancshares, Inc	2,031,235
647,279	JPMorgan Chase & Co	44,830,543
199,856	Keycorp	2,821,967
27,471	M&T Bank Corp	3,371,516
57,411	People’s United Financial, Inc	932,355
88,024	PNC Financial Services Group, Inc	8,415,094
227,814	Regions Financial Corp	2,439,888
88,201	SunTrust Banks, Inc	3,989,331
288,168	US Bancorp	12,898,400
813,567	Wells Fargo & Co	37,432,218
37,185	Zions Bancorporation	1,197,729
	TOTAL BANKS	188,771,308

CAPITAL GOODS - 7.8%
107,781	3M Co	17,816,199
7,776	Acuity Brands, Inc	1,738,480
17,161	Allegion plc	1,095,558
40,943	Ametek, Inc	1,805,586
103,933	Boeing Co	14,803,177
105,767	Caterpillar, Inc	8,827,314
15,786	Cintas Corp	1,683,893
27,988	Cummins, Inc	3,577,426
110,031	Danaher Corp	8,642,935
51,814	Deere & Co	4,575,176
27,538	Dover Corp	1,842,017
6,773	Dun & Bradstreet Corp	845,609
81,808	Eaton Corp	5,216,896
114,511	Emerson Electric Co	5,803,418
21,161	Equifax, Inc	2,623,329
222

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

50,682		Fastenal Co	$1,975,584
23,098		Flowserve Corp	978,200
24,567		Fluor Corp	1,277,238
55,171		Fortive Corp	2,816,480
27,294		Fortune Brands Home & Security, Inc	1,491,071
51,056		General Dynamics Corp	7,696,181
1,606,281		General Electric Co	46,742,777
136,153		Honeywell International, Inc	14,933,261
56,863		Illinois Tool Works, Inc	6,457,931
45,891		Ingersoll-Rand plc	3,088,005
21,262	*	Jacobs Engineering Group, Inc	1,096,694
13,681		L-3 Communications Holdings, Inc	1,873,476
45,294		Lockheed Martin Corp	11,159,536
58,368		Masco Corp	1,802,404
60,824		Nielsen NV	2,738,297
31,922		Northrop Grumman Corp	7,310,138
62,257		Paccar, Inc	3,419,154
23,786		Parker Hannifin Corp	2,919,732
30,441		Pentair plc	1,678,212
33,838		Pitney Bowes, Inc	603,670
26,649	*	Quanta Services, Inc	766,159
52,495		Raytheon Co	7,171,342
40,791		Republic Services, Inc	2,146,830
23,766		Robert Half International, Inc	889,324
23,395		Rockwell Automation, Inc	2,800,849
22,865		Rockwell Collins, Inc	1,927,977
18,350		Roper Industries, Inc	3,180,239
10,407		Snap-On, Inc	1,603,719
26,753		Stanley Works	3,045,562
14,980	*	Stericycle, Inc	1,199,748
47,834		Textron, Inc	1,917,187
9,054	*	TransDigm Group, Inc	2,466,853
15,488	*	United Rentals, Inc	1,171,822
139,820		United Technologies Corp	14,289,604
28,185	*	Verisk Analytics, Inc	2,298,487
9,949		W.W. Grainger, Inc	2,070,586
72,496		Waste Management, Inc	4,760,087
31,557		Xylem, Inc	1,525,150
		TOTAL CAPITAL GOODS	258,186,579

CONSUMER DURABLES & APPAREL - 1.2%
50,819		Coach, Inc	1,823,894
59,741		DR Horton, Inc	1,722,333
20,491		Garmin Ltd	990,945
67,305		Hanesbrands, Inc	1,729,738
12,428		Harman International Industries, Inc	990,636
20,681		Hasbro, Inc	1,725,002
23,753		Leggett & Platt, Inc	1,089,788
33,298		Lennar Corp (Class A)	1,388,194
61,957		Mattel, Inc	1,953,504
30,390	*	Michael Kors Holdings Ltd	1,543,204
11,337	*	Mohawk Industries, Inc	2,089,409
85,762		Newell Rubbermaid, Inc	4,118,291
223

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

242,127		Nike, Inc (Class B)	$12,149,933
14,461		Phillips-Van Heusen Corp	1,547,038
57,317		Pulte Homes, Inc	1,066,096
10,061		Ralph Lauren Corp	986,984
31,975	*	Under Armour, Inc	826,874
33,205	*,e	Under Armour, Inc (Class A)	1,032,675
59,227		VF Corp	3,210,696
13,493		Whirlpool Corp	2,021,521
		TOTAL CONSUMER DURABLES & APPAREL	44,006,755

CONSUMER SERVICES - 1.6%
77,225		Carnival Corp	3,791,747
5,220	*	Chipotle Mexican Grill, Inc (Class A)	1,883,167
22,210	*	Darden Restaurants, Inc	1,438,986
38,399		H&R Block, Inc	882,025
57,826		Marriott International, Inc (Class A)	3,972,646
152,581		McDonald’s Corp	17,176,043
29,842		Royal Caribbean Cruises Ltd	2,293,955
261,067		Starbucks Corp	13,854,826
19,648		Wyndham Worldwide Corp	1,293,624
14,181		Wynn Resorts Ltd	1,340,814
62,990		Yum! Brands, Inc	5,434,777
		TOTAL CONSUMER SERVICES	53,362,610

DIVERSIFIED FINANCIALS - 3.7%
9,365	*	Affiliated Managers Group, Inc	1,242,361
139,051		American Express Co	9,235,767
29,122		Ameriprise Financial, Inc	2,574,094
190,276		Bank of New York Mellon Corp	8,233,243
21,866		BlackRock, Inc	7,461,554
89,706		Capital One Financial Corp	6,641,832
216,102		Charles Schwab Corp	6,850,433
60,204		CME Group, Inc	6,026,420
72,484		Discover Financial Services	4,083,024
48,190	*	E*TRADE Financial Corp	1,357,030
62,955		Franklin Resources, Inc	2,119,065
67,652		Goldman Sachs Group, Inc	12,058,292
21,410		IntercontinentalExchange Group, Inc	5,789,050
73,581		Invesco Ltd	2,066,890
16,525		Legg Mason, Inc	474,598
58,564		Leucadia National Corp	1,093,390
29,942		Moody’s Corp	3,009,770
263,201		Morgan Stanley	8,835,658
21,029		NASDAQ OMX Group, Inc	1,345,225
57,140		Navient Corp	730,249
38,256		Northern Trust Corp	2,770,500
47,354		S&P Global, Inc	5,770,085
55,800		SPDR Trust Series 1	11,860,290
65,624		State Street Corp	4,607,461
141,598		Synchrony Financial	4,048,287
44,507		T Rowe Price Group, Inc	2,848,893
		TOTAL DIVERSIFIED FINANCIALS	123,133,461
224

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

ENERGY - 7.2%
97,022		Anadarko Petroleum Corp	$5,766,988
67,889		Apache Corp	4,038,038
76,871		Baker Hughes, Inc	4,258,653
83,309		Cabot Oil & Gas Corp	1,739,492
125,202	*,e	Chesapeake Energy Corp	689,863
337,967		Chevron Corp	35,402,043
17,122		Cimarex Energy Co	2,210,964
25,310	*	Concho Resources, Inc	3,212,851
221,899		ConocoPhillips	9,641,511
94,949		Devon Energy Corp	3,597,617
98,159		EOG Resources, Inc	8,875,537
30,487		EQT Corp	2,012,142
742,905	d	Exxon Mobil Corp	61,898,845
42,463	*	FMC Technologies, Inc	1,370,281
153,339		Halliburton Co	7,053,594
18,816	e	Helmerich & Payne, Inc	1,187,478
49,277		Hess Corp	2,363,818
342,770		Kinder Morgan, Inc	7,002,791
151,876		Marathon Oil Corp	2,001,726
95,624		Marathon Petroleum Corp	4,168,250
30,224	e	Murphy Oil Corp	781,895
67,789		National Oilwell Varco, Inc	2,176,027
35,347	*	Newfield Exploration Co	1,434,735
75,583		Noble Energy, Inc	2,605,346
138,177		Occidental Petroleum Corp	10,074,485
37,744		Oneok, Inc	1,827,942
79,785		Phillips 66	6,474,553
30,239		Pioneer Natural Resources Co	5,413,386
33,487		Range Resources Corp	1,131,526
249,528		Schlumberger Ltd	19,520,575
87,474	*	Southwestern Energy Co	908,855
125,231		Spectra Energy Corp	5,235,908
21,283		Tesoro Corp	1,808,416
64,685	*,e	Transocean Ltd (NYSE)	621,623
82,130		Valero Energy Corp	4,865,381
121,833		Williams Cos, Inc	3,557,523
		TOTAL ENERGY	236,930,658

FOOD & STAPLES RETAILING - 2.1%
78,134		Costco Wholesale Corp	11,553,675
191,520		CVS Health Corp	16,106,832
168,148		Kroger Co	5,209,225
92,586		Sysco Corp	4,455,238
152,667		Walgreens Boots Alliance, Inc	12,630,141
271,089		Wal-Mart Stores, Inc	18,981,652
56,897		Whole Foods Market, Inc	1,609,616
		TOTAL FOOD & STAPLES RETAILING	70,546,379

FOOD, BEVERAGE & TOBACCO - 5.7%
350,080		Altria Group, Inc	23,147,290
103,198		Archer Daniels Midland Co	4,496,337
33,296		Brown-Forman Corp (Class B)	1,537,276
225

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

34,472		Campbell Soup Co	$1,873,208
695,605		Coca-Cola Co	29,493,652
75,524		ConAgra Foods, Inc	3,638,746
31,532		Constellation Brands, Inc (Class A)	5,269,628
32,411		Dr Pepper Snapple Group, Inc	2,845,362
106,124		General Mills, Inc	6,577,565
25,682		Hershey Co	2,631,378
50,370	*	Hormel Foods Corp	1,939,245
21,263		J.M. Smucker Co	2,792,045
44,705		Kellogg Co	3,358,687
106,479		Kraft Heinz Co	9,471,307
20,221		McCormick & Co, Inc	1,938,587
32,547		Mead Johnson Nutrition Co	2,433,539
32,811		Molson Coors Brewing Co (Class B)	3,406,110
278,771		Mondelez International, Inc	12,527,969
24,245	*	Monster Beverage Corp	3,499,523
257,967		PepsiCo, Inc	27,654,062
278,129		Philip Morris International, Inc	26,822,761
148,261		Reynolds American, Inc	8,166,216
53,282		Tyson Foods, Inc (Class A)	3,775,030
		TOTAL FOOD, BEVERAGE & TOBACCO	189,295,523

HEALTH CARE EQUIPMENT & SERVICES - 4.9%
262,136		Abbott Laboratories	10,286,217
62,471		Aetna Inc	6,706,262
32,252		AmerisourceBergen Corp	2,267,961
47,306		Anthem, Inc	5,764,709
13,211		Bard (C.R.), Inc	2,862,559
87,789		Baxter International, Inc	4,177,878
37,792		Becton Dickinson & Co	6,345,655
247,300	*	Boston Scientific Corp	5,440,600
57,200		Cardinal Health, Inc	3,929,068
30,390	*	Centene Corp	1,898,767
53,876	*	Cerner Corp	3,156,056
46,145		Cigna Corp	5,483,410
8,057		Cooper Cos, Inc	1,418,354
30,048	*	DaVita, Inc	1,761,414
41,203		DENTSPLY SIRONA, Inc	2,372,057
38,242	*	Edwards Lifesciences Corp	3,641,403
112,711	*	Express Scripts Holding Co	7,596,721
52,935	*	HCA Holdings, Inc	4,051,116
15,102	*	Henry Schein, Inc	2,253,218
51,574	*	Hologic, Inc	1,857,180
26,590		Humana, Inc	4,560,983
6,868	*	Intuitive Surgical, Inc	4,615,845
18,637	*	Laboratory Corp of America Holdings	2,335,962
40,396		McKesson Corp	5,137,159
247,557		Medtronic plc	20,304,625
15,046		Patterson Cos, Inc	642,615
24,358		Quest Diagnostics, Inc	1,983,716
51,013		St. Jude Medical, Inc	3,970,852
55,733		Stryker Corp	6,428,802
169,621		UnitedHealth Group, Inc	23,972,536
226

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

15,926		Universal Health Services, Inc (Class B)	$1,922,427
16,910	*	Varian Medical Systems, Inc	1,534,244
35,487		Zimmer Holdings, Inc	3,740,330
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	164,420,701

HOUSEHOLD & PERSONAL PRODUCTS - 2.2%
45,972		Church & Dwight Co, Inc	2,218,609
22,972		Clorox Co	2,757,099
159,766		Colgate-Palmolive Co	11,400,902
79,491		Coty, Inc	1,827,498
40,452		Estee Lauder Cos (Class A)	3,524,583
65,145		Kimberly-Clark Corp	7,453,239
476,526		Procter & Gamble Co	41,362,457
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	70,544,387

INSURANCE - 4.2%
73,317		Aflac, Inc	5,049,342
66,568		Allstate Corp	4,519,967
182,029		American International Group, Inc	11,231,189
47,606		Aon plc	5,276,173
32,677		Arthur J. Gallagher & Co	1,576,012
10,955		Assurant, Inc	882,097
339,829	*	Berkshire Hathaway, Inc (Class B)	49,037,325
83,308		Chubb Ltd	10,580,116
27,180		Cincinnati Financial Corp	1,923,800
69,021		Hartford Financial Services Group, Inc	3,044,516
42,153		Lincoln National Corp	2,069,291
49,529		Loews Corp	2,131,233
91,595		Marsh & McLennan Cos, Inc	5,806,207
196,936		Metlife, Inc	9,248,115
49,403		Principal Financial Group	2,697,404
105,341		Progressive Corp	3,319,295
77,967		Prudential Financial, Inc	6,610,822
20,311		Torchmark Corp	1,287,921
52,030		Travelers Cos, Inc	5,628,605
41,923		UnumProvident Corp	1,484,074
23,386		Willis Towers Watson plc	2,944,297
49,695		XL Group Ltd	1,724,416
		TOTAL INSURANCE	138,072,217

MATERIALS - 2.9%
38,626		Air Products & Chemicals, Inc	5,153,481
20,410		Albemarle Corp	1,705,256
79,196		Alcoa, Inc	2,274,509
15,835		Avery Dennison Corp	1,105,125
31,206		Ball Corp	2,405,046
42,843		CF Industries Holdings, Inc	1,028,661
202,338		Dow Chemical Co	10,887,808
26,177		Eastman Chemical Co	1,882,388
47,711		Ecolab, Inc	5,447,165
156,060		EI du Pont de Nemours & Co	10,735,367
23,870		FMC Corp	1,119,264
218,654		Freeport-McMoRan Copper & Gold, Inc (Class B)	2,444,552
227

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

14,080		International Flavors & Fragrances, Inc	$1,841,382
73,439		International Paper Co	3,306,958
61,662		LyondellBasell Industries AF S.C.A	4,905,212
11,141		Martin Marietta Materials, Inc	2,065,319
78,078		Monsanto Co	7,867,920
62,329		Mosaic Co	1,466,601
94,830		Newmont Mining Corp	3,512,503
56,566		Nucor Corp	2,763,249
29,599	*	Owens-Illinois, Inc	571,261
47,655		PPG Industries, Inc	4,438,110
50,879		Praxair, Inc	5,955,896
35,143		Sealed Air Corp	1,603,575
14,257		Sherwin-Williams Co	3,490,969
24,369		Vulcan Materials Co	2,758,571
44,563		WestRock Co	2,058,365
		TOTAL MATERIALS	94,794,513

MEDIA - 2.9%
73,109		CBS Corp (Class B)	4,139,432
38,727	*	Charter Communications, Inc	9,677,490
431,486		Comcast Corp (Class A)	26,674,465
28,110	*	Discovery Communications, Inc (Class A)	733,952
39,450	*	Discovery Communications, Inc (Class C)	990,589
71,026		Interpublic Group of Cos, Inc	1,590,272
67,628		News Corp	819,651
21,414		News Corp (Class B)	265,534
41,800		Omnicom Group, Inc	3,336,476
16,851	e	Scripps Networks Interactive (Class A)	1,084,530
37,702		TEGNA, Inc	739,713
138,818		Time Warner, Inc	12,353,414
191,010		Twenty-First Century Fox, Inc	5,017,833
85,671		Twenty-First Century Fox, Inc (Class B)	2,260,858
62,950		Viacom, Inc (Class B)	2,364,402
265,116		Walt Disney Co	24,573,602
		TOTAL MEDIA	96,622,213

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.7%
290,649		AbbVie, Inc	16,212,401
58,536		Agilent Technologies, Inc	2,550,414
40,185	*	Alexion Pharmaceuticals, Inc	5,244,142
71,002	*	Allergan plc	14,835,158
133,810		Amgen, Inc	18,888,620
39,306	*	Biogen Idec, Inc	11,012,755
299,602		Bristol-Myers Squibb Co	15,252,738
139,047	*	Celgene Corp	14,207,822
174,146		Eli Lilly & Co	12,858,941
35,926	*	Endo International plc	673,612
235,808		Gilead Sciences, Inc	17,362,543
26,140	*	Illumina, Inc	3,558,700
490,156		Johnson & Johnson	56,853,194
19,605	*	Mallinckrodt plc	1,161,792
495,509		Merck & Co, Inc	29,096,289
4,815	*	Mettler-Toledo International, Inc	1,945,645
228

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

82,046	*	Mylan NV	$2,994,679
19,615		PerkinElmer, Inc	998,207
25,366		Perrigo Co plc	2,110,198
1,086,513		Pfizer, Inc	34,453,327
13,498	*	Regeneron Pharmaceuticals, Inc	4,657,080
71,265		Thermo Electron Corp	10,478,093
44,431	*	Vertex Pharmaceuticals, Inc	3,370,536
14,435	*	Waters Corp	2,008,486
88,664		Zoetis Inc	4,238,139
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	287,023,511

REAL ESTATE - 2.9%
77,048		American Tower Corp	9,029,255
27,631		Apartment Investment & Management Co (Class A)	1,217,698
25,045		AvalonBay Communities, Inc	4,287,203
27,710		Boston Properties, Inc	3,338,501
52,788	*	CBRE Group, Inc	1,359,819
60,637		Crown Castle International Corp	5,517,361
25,909		Digital Realty Trust, Inc	2,420,678
12,641		Equinix, Inc	4,516,376
65,531		Equity Residential	4,046,539
11,950		Essex Property Trust, Inc	2,558,375
22,069		Extra Space Storage, Inc	1,614,347
13,034		Federal Realty Investment Trust	1,892,928
105,167		General Growth Properties, Inc	2,623,917
83,224		HCP, Inc	2,850,422
131,818		Host Marriott Corp	2,040,543
43,525		Iron Mountain, Inc	1,468,098
74,487		Kimco Realty Corp	1,982,099
21,804		Macerich Co	1,543,287
94,471		Prologis, Inc	4,927,607
26,726		Public Storage, Inc	5,711,881
46,844		Realty Income Corp	2,775,039
56,294		Simon Property Group, Inc	10,468,432
17,656		SL Green Realty Corp	1,734,172
47,640		UDR, Inc	1,665,971
62,450		Ventas, Inc	4,230,988
30,634		Vornado Realty Trust	2,842,223
63,848		Welltower, Inc	4,375,503
133,478		Weyerhaeuser Co	3,994,997
		TOTAL REAL ESTATE	97,034,259

RETAILING - 5.6%
13,027		Advance Auto Parts, Inc	1,824,822
70,512	*	Amazon.com, Inc	55,691,788
12,307	*	Autonation, Inc	539,908
5,267	*	AutoZone, Inc	3,908,957
27,621		Bed Bath & Beyond, Inc	1,116,441
49,425		Best Buy Co, Inc	1,923,127
33,970	*	Carmax, Inc	1,696,462
46,517		Dollar General Corp	3,213,860
41,936	*	Dollar Tree, Inc	3,168,265
21,397		Expedia, Inc	2,765,134
229

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

24,015		Foot Locker, Inc	$1,603,482
38,463	e	Gap, Inc	1,061,194
26,683		Genuine Parts Co	2,417,213
221,293		Home Depot, Inc	26,999,959
32,301		Kohl’s Corp	1,413,169
43,046		L Brands, Inc	3,107,491
53,975	*	LKQ Corp	1,742,313
156,573		Lowe’s Companies, Inc	10,435,590
56,572		Macy’s, Inc	2,064,312
76,928	*	NetFlix, Inc	9,605,999
20,881		Nordstrom, Inc	1,085,812
17,002	*	O’Reilly Automotive, Inc	4,496,009
8,876	*	Priceline.com, Inc	13,085,265
71,475		Ross Stores, Inc	4,470,047
13,536	e	Signet Jewelers Ltd	1,099,935
115,517		Staples, Inc	854,826
102,951		Target Corp	7,075,822
19,230		Tiffany & Co	1,411,867
117,897		TJX Companies, Inc	8,694,904
23,542		Tractor Supply Co	1,474,435
20,442	*	TripAdvisor, Inc	1,318,100
10,501	*	Ulta Salon Cosmetics & Fragrance, Inc	2,555,313
15,081	*	Urban Outfitters, Inc	504,459
		TOTAL RETAILING	184,426,280

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
55,770		Analog Devices, Inc	3,574,857
193,597		Applied Materials, Inc	5,629,801
70,941		Broadcom Ltd	12,079,833
13,293	*,e	First Solar, Inc	538,234
847,769		Intel Corp	29,561,705
27,890		Kla-Tencor Corp	2,094,818
28,668		Lam Research Corp	2,776,782
43,125		Linear Technology Corp	2,590,087
38,592		Microchip Technology, Inc	2,336,746
184,442	*	Micron Technology, Inc	3,165,025
95,375		Nvidia Corp	6,786,885
22,915	*	Qorvo, Inc	1,275,220
262,802		Qualcomm, Inc	18,059,754
33,358		Skyworks Solutions, Inc	2,566,564
179,733		Texas Instruments, Inc	12,734,083
45,432		Xilinx, Inc	2,311,126
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	108,081,520

SOFTWARE & SERVICES - 12.9%
111,674		Accenture plc	12,980,986
121,484		Activision Blizzard, Inc	5,244,464
89,287	*	Adobe Systems, Inc	9,599,245
31,460	*	Akamai Technologies, Inc	2,185,526
10,375	*	Alliance Data Systems Corp	2,121,376
52,830	*	Alphabet, Inc (Class A)	42,787,017
52,942	*	Alphabet, Inc (Class C)	41,535,117
34,958	*	Autodesk, Inc	2,526,764
230

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

81,707		Automatic Data Processing, Inc	$7,113,411
56,269		CA, Inc	1,729,709
27,910	*	Citrix Systems, Inc	2,366,768
108,685	*	Cognizant Technology Solutions Corp (Class A)	5,580,975
26,110		CSRA, Inc	655,100
187,872	*	eBay, Inc	5,356,231
53,572	*	Electronic Arts, Inc	4,206,474
416,204	*	Facebook, Inc	54,518,562
59,717		Fidelity National Information Services, Inc	4,414,281
39,986	*	Fiserv, Inc	3,937,821
27,016	*	Global Payments, Inc	1,959,200
155,492		International Business Machines Corp	23,897,565
43,945		Intuit, Inc	4,778,579
171,877		MasterCard, Inc (Class A)	18,394,277
1,395,696		Microsoft Corp	83,630,104
538,846		Oracle Corp	20,702,463
56,522		Paychex, Inc	3,120,014
200,125	*	PayPal Holdings, Inc	8,337,208
32,484	*	Red Hat, Inc	2,515,886
116,584	*	Salesforce.com, Inc	8,762,454
110,347		Symantec Corp	2,761,985
23,236	*	Teradata Corp	626,443
29,207		Total System Services, Inc	1,456,845
16,557	*,e	VeriSign, Inc	1,391,119
338,064		Visa, Inc (Class A)	27,893,661
87,370		Western Union Co	1,753,516
153,719		Xerox Corp	1,501,835
156,987	*	Yahoo!, Inc	6,522,810
		TOTAL SOFTWARE & SERVICES	428,865,791

TECHNOLOGY HARDWARE & EQUIPMENT - 5.2%
56,497		Amphenol Corp (Class A)	3,724,847
965,175		Apple, Inc	109,585,969
901,266		Cisco Systems, Inc	27,650,841
186,178		Corning, Inc	4,228,102
11,974	*	F5 Networks, Inc	1,654,927
25,349		Flir Systems, Inc	834,489
22,267		Harris Corp	1,986,439
296,405		Hewlett Packard Enterprise Co	6,660,220
305,790		HP, Inc	4,430,897
68,655		Juniper Networks, Inc	1,808,373
29,879		Motorola, Inc	2,168,618
49,746		NetApp, Inc	1,688,379
52,492	e	Seagate Technology, Inc	1,801,001
63,790		TE Connectivity Ltd	4,010,477
50,615		Western Digital Corp	2,957,941
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	175,191,520

TELECOMMUNICATION SERVICES - 2.5%
1,102,132		AT&T, Inc	40,547,436
98,249		CenturyTel, Inc	2,611,459
212,509	e	Frontier Communications Corp	854,286
52,069	*	Level 3 Communications, Inc	2,923,674
231

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

730,359		Verizon Communications, Inc	$35,130,268
		TOTAL TELECOMMUNICATION SERVICES	82,067,123

TRANSPORTATION - 2.1%
21,786		Alaska Air Group, Inc	1,573,385
95,362		American Airlines Group, Inc	3,871,697
24,908		CH Robinson Worldwide, Inc	1,696,733
169,841		CSX Corp	5,181,849
134,029		Delta Air Lines, Inc	5,598,391
31,740		Expeditors International of Washington, Inc	1,633,658
43,887		FedEx Corp	7,650,382
15,631		J.B. Hunt Transport Services, Inc	1,275,646
19,552		Kansas City Southern Industries, Inc	1,715,884
52,605		Norfolk Southern Corp	4,892,265
10,301		Ryder System, Inc	714,786
110,781		Southwest Airlines Co	4,436,779
149,555		Union Pacific Corp	13,187,760
52,598	*	United Continental Holdings, Inc	2,957,586
123,432		United Parcel Service, Inc (Class B)	13,301,032
		TOTAL TRANSPORTATION	69,687,833

UTILITIES - 3.4%
114,909		AES Corp	1,352,479
40,074		Alliant Energy Corp	1,524,816
44,164		Ameren Corp	2,205,992
88,424		American Electric Power Co, Inc	5,733,412
32,133		American Water Works Co, Inc	2,379,127
75,353		Centerpoint Energy, Inc	1,718,048
51,248		CMS Energy Corp	2,160,103
54,999		Consolidated Edison, Inc	4,155,174
113,293		Dominion Resources, Inc	8,519,634
31,327		DTE Energy Co	3,007,705
123,332		Duke Energy Corp	9,869,027
58,874		Edison International	4,326,062
31,956		Entergy Corp	2,354,518
57,652		Eversource Energy	3,174,319
164,342		Exelon Corp	5,599,132
74,859		FirstEnergy Corp	2,566,915
83,722		NextEra Energy, Inc	10,716,416
58,659		NiSource, Inc	1,364,408
55,578		NRG Energy, Inc	590,794
89,375		PG&E Corp	5,551,975
19,702		Pinnacle West Capital Corp	1,499,913
122,363		PPL Corp	4,201,945
90,131		Public Service Enterprise Group, Inc	3,792,713
25,620		SCANA Corp	1,879,483
44,615		Sempra Energy	4,778,267
174,445		Southern Co	8,996,129
57,254		WEC Energy Group, Inc	3,419,209
90,984		Xcel Energy, Inc	3,780,385
		TOTAL UTILITIES	111,218,100

		TOTAL COMMON STOCKS	3,303,022,620
		(Cost $2,414,121,948)
232

TIAA-CREF FUNDS - S&P 500 Index Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 0.6%
GOVERNMENT AGENCY DEBT - 0.2%
$7,000,000	d	Federal Home Loan Bank (FHLB)	0.150%	11/01/16	$7,000,000
		TOTAL GOVERNMENT AGENCY DEBT			7,000,000

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.4%
11,961,386	c	State Street Navigator Securities Lending Government Money Market Portfolio			11,961,386
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			11,961,386
		TOTAL SHORT-TERM INVESTMENTS			18,961,386
		(Cost $18,961,386)

		TOTAL INVESTMENTS - 100.2%			3,321,984,006
		(Cost $2,433,083,334)
		OTHER ASSETS & LIABILITIES, NET - (0.2)%			(6,590,836)
		NET ASSETS - 100.0%			$3,315,393,170

Abbreviation(s):
SPDR Standard & Poor’s Depository Receipts

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $11,601,268.
233

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

TIAA-CREF FUNDS

SMALL-CAP BLEND INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.8%

AUTOMOBILES & COMPONENTS - 1.3%
80,824	*	American Axle & Manufacturing Holdings, Inc	$1,448,366
59,332		Cooper Tire & Rubber Co	2,180,451
15,580	*	Cooper-Standard Holding, Inc	1,421,987
157,902		Dana Holding Corp	2,444,323
28,526	*	Dorman Products, Inc	1,832,510
25,363		Drew Industries, Inc	2,271,257
34,753	*	Federal Mogul Corp (Class A)	321,813
23,660	*	Fox Factory Holding Corp	513,422
39,413	*	Gentherm, Inc	1,109,476
20,258	*	Horizon Global Corp	405,970
14,421		Metaldyne Performance Group, Inc	222,804
49,523	*	Modine Manufacturing Co	542,277
19,311	*	Motorcar Parts of America, Inc	506,721
35,022		Spartan Motors, Inc	299,438
22,312		Standard Motor Products, Inc	1,091,057
28,474	*	Stoneridge, Inc	421,985
3,609		Strattec Security Corp	128,119
26,499		Superior Industries International, Inc	649,225
59,877	*	Tenneco, Inc	3,297,426
21,621		Tower International, Inc	469,176
6,937	e	Unique Fabricating, Inc	86,643
28,270		Winnebago Industries, Inc	798,628
12,022	*	Workhorse Group, Inc	79,826
		TOTAL AUTOMOBILES & COMPONENTS	22,542,900

BANKS - 12.5%
16,009		1st Source Corp	553,271
8,611	e	Access National Corp	202,961
6,315		ACNB Corp	169,873
11,561	*	Allegiance Bancshares, Inc	304,632
9,239		American National Bankshares, Inc	249,915
35,372		Ameris Bancorp	1,284,004
9,067	e	Ames National Corp	245,716
10,956		Arrow Financial Corp	346,210
98,573		Astoria Financial Corp	1,442,123
18,224	*	Atlantic Capital Bancshares, Inc	274,271
52,033		Banc of California, Inc	692,039
8,022		Bancfirst Corp	575,177
32,387		Banco Latinoamericano de Exportaciones S.A. (Class E)	873,477
92,650		Bancorpsouth, Inc	2,177,275
38,882		Bank Mutual Corp	303,280
6,597		Bank of Marin Bancorp	334,798
95,066		Bank of the Ozarks, Inc	3,513,639
18,313		BankFinancial Corp	230,194
6,048		Bankwell Financial Group, Inc	149,144
234

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

31,661		Banner Corp	$1,429,178
6,279		Bar Harbor Bankshares	228,242
19,014	e	Bear State Financial, Inc	168,084
74,119		Beneficial Bancorp, Inc	1,074,725
33,331		Berkshire Hills Bancorp, Inc	984,931
26,774		Blue Hills Bancorp, Inc	416,336
42,067		BNC Bancorp	1,047,468
62,443	*,e	BofI Holding, Inc	1,163,313
88,798		Boston Private Financial Holdings, Inc	1,167,694
17,673		Bridge Bancorp, Inc	486,891
71,391		Brookline Bancorp, Inc	913,805
17,744		Bryn Mawr Bank Corp	557,162
7,742	*	BSB Bancorp, Inc	189,679
3,418		C&F Financial Corp	142,872
2,510	e	California First National Bancorp	35,391
16,107		Camden National Corp	531,853
25,852		Capital Bank Financial Corp	846,653
10,709		Capital City Bank Group, Inc	161,063
136,710		Capitol Federal Financial	2,005,536
33,212		Cardinal Financial Corp	872,811
10,823		Carolina Financial Corp	246,764
31,440	*	Cascade Bancorp	192,098
78,057		Cathay General Bancorp	2,337,807
48,983		Centerstate Banks of Florida, Inc	915,002
31,740		Central Pacific Financial Corp	813,496
9,248		Central Valley Community Bancorp	132,431
3,258		Century Bancorp, Inc	147,750
15,283		Charter Financial Corp	193,330
69,554		Chemical Financial Corp	2,987,344
3,316	e	Chemung Financial Corp	94,506
12,392		Citizens & Northern Corp	259,241
15,519		City Holding Co	811,178
24,639		Clifton Bancorp, Inc	376,730
15,252		CNB Financial Corp	298,177
39,261		CoBiz, Inc	499,400
8,534		Codorus Valley Bancorp, Inc	178,369
62,221		Columbia Banking System, Inc	2,054,537
45,905		Community Bank System, Inc	2,162,585
16,867		Community Trust Bancorp, Inc	616,489
13,313	*,e,m	CommunityOne Bancorp	189,710
30,890		ConnectOne Bancorp, Inc	566,831
5,113		County Bancorp, Inc	100,726
17,572	*	CU Bancorp	412,942
25,687	*	Customers Bancorp, Inc	695,347
107,686		CVB Financial Corp	1,806,971
33,875		Dime Community Bancshares	548,775
32,909	*	Eagle Bancorp, Inc	1,617,477
8,887		Enterprise Bancorp, Inc	231,951
20,551		Enterprise Financial Services Corp	680,238
5,310	*	Equity Bancshares, Inc	138,219
8,588	e	ESSA Bancorp, Inc	115,766
80,030	*	Essent Group Ltd	2,115,993
106,973		EverBank Financial Corp	2,065,649
235

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

7,391		Farmers Capital Bank Corp	$232,077
26,239		Farmers National Banc Corp	275,509
32,239	*	FCB Financial Holdings, Inc	1,202,515
9,054		Federal Agricultural Mortgage Corp (Class C)	369,675
21,907		Fidelity Southern Corp	399,365
14,626		Financial Institutions, Inc	392,708
20,790		First Bancorp (NC)	411,018
127,382	*	First Bancorp (Puerto Rico)	653,470
10,483		First Bancorp, Inc	248,133
33,177		First Busey Corp	766,720
8,781		First Business Financial Services, Inc	165,522
8,112		First Citizens Bancshares, Inc (Class A)	2,360,592
96,525		First Commonwealth Financial Corp	980,694
15,815		First Community Bancshares, Inc	358,210
14,324	*	First Community Financial Partners, Inc	136,794
15,404		First Connecticut Bancorp	273,421
9,327		First Defiance Financial Corp	368,230
65,974		First Financial Bancorp	1,418,441
68,243	e	First Financial Bankshares, Inc	2,470,397
10,889		First Financial Corp	436,649
9,578		First Financial Northwest, Inc	152,290
13,906	*	First Foundation, Inc	344,034
5,506		First Internet Bancorp	144,533
21,250		First Interstate Bancsystem, Inc	677,875
44,126		First Merchants Corp	1,242,147
6,040		First Mid-Illinois Bancshares, Inc	160,000
84,966		First Midwest Bancorp, Inc	1,640,693
16,492	*	First NBC Bank Holding Co	89,057
11,717	*	First Northwest Bancorp	160,406
15,052		First of Long Island Corp	480,911
21,113	*	Flagstar Bancorp, Inc	579,130
29,148		Flushing Financial Corp	624,350
222,901		FNB Corp	2,913,316
9,897	*	Franklin Financial Network, Inc	322,642
181,062		Fulton Financial Corp	2,697,824
15,273		German American Bancorp, Inc	594,578
81,474		Glacier Bancorp, Inc	2,302,455
11,574		Great Southern Bancorp, Inc	478,585
62,831		Great Western Bancorp, Inc	2,025,671
21,828	*	Green Bancorp, Inc	225,920
3,193		Greene County Bancorp, Inc	54,920
15,860		Guaranty Bancorp	301,340
82,469		Hancock Holding Co	2,766,835
33,100		Hanmi Financial Corp	827,500
15,464	*,e	HarborOne Bancorp, Inc	263,970
23,176		Heartland Financial USA, Inc	867,941
27,484		Heritage Commerce Corp	298,201
31,567		Heritage Financial Corp	580,833
25,348		Heritage Oaks Bancorp	201,517
80,276	*	Hilltop Holdings, Inc	1,982,817
1,287		Hingham Institution for Savings	184,620
6,086		Home Bancorp, Inc	174,729
129,151		Home Bancshares, Inc	2,778,038
236

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

21,697	*	HomeStreet, Inc	$597,752
17,710	*	HomeTrust Bancshares, Inc	329,406
137,305		Hope Bancorp, Inc	2,216,103
14,660		Horizon Bancorp	425,140
43,895		IBERIABANK Corp	2,881,707
8,512	*	Impac Mortgage Holdings, Inc	134,915
26,969		Independent Bank Corp (MA)	1,487,340
21,819		Independent Bank Corp (MI)	366,559
11,731		Independent Bank Group, Inc	566,607
58,870		International Bancshares Corp	1,816,140
317,174		Investors Bancorp, Inc	3,888,553
97,449		Kearny Financial Corp	1,359,414
8,307		Lake Sunapee Bank Group	151,354
41,033		Lakeland Bancorp, Inc	580,617
25,719		Lakeland Financial Corp	947,488
9,266		LCNB Corp	159,375
47,863		LegacyTexas Financial Group, Inc	1,637,393
6,468	*,e	LendingTree, Inc	516,470
20,626	e	Live Oak Bancshares, Inc	328,985
27,823	e	Macatawa Bank Corp	226,201
25,719		MainSource Financial Group, Inc	641,946
80,282		MB Financial, Inc	2,921,462
18,775		MBT Financial Corp	165,220
17,088		Mercantile Bank Corp	470,262
6,064		Merchants Bancshares, Inc	260,752
51,587		Meridian Bancorp, Inc	822,813
8,659		Meta Financial Group, Inc	634,272
364,294	*	MGIC Investment Corp	2,972,639
4,935		Middleburg Financial Corp	149,629
3,855		Midland States Bancorp, Inc	98,418
8,766		MidWestOne Financial Group, Inc	254,915
5,746		MutualFirst Financial, Inc	157,153
25,513		National Bank Holdings Corp	620,986
7,556	e	National Bankshares, Inc	262,571
8,959	*	National Commerce Corp	253,540
32,634	*,e	Nationstar Mortgage Holdings, Inc	493,100
44,240		NBT Bancorp, Inc	1,491,330
8,027	*	Nicolet Bankshares, Inc	311,127
52,135	*	NMI Holdings, Inc	398,833
45,004		Northfield Bancorp, Inc	740,316
7,136		Northrim BanCorp, Inc	175,189
100,191		Northwest Bancshares, Inc	1,577,006
21,698		OceanFirst Financial Corp	448,715
107,150	*,e	Ocwen Financial Corp	457,531
46,066		OFG Bancorp	490,603
8,830		Old Line Bancshares, Inc	173,819
140,093		Old National Bancorp	2,059,367
30,397		Old Second Bancorp, Inc	235,577
18,737		Opus Bank	375,677
39,387		Oritani Financial Corp	616,407
7,819		Orrstown Financial Services, Inc	163,417
19,565		Pacific Continental Corp	335,540
16,248	*	Pacific Mercantile Bancorp	90,989
237

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

28,496	*	Pacific Premier Bancorp, Inc	$736,622
14,356		Park National Corp	1,391,527
54,474		Park Sterling Bank	469,021
16,757		Peapack Gladstone Financial Corp	354,411
4,955		Penns Woods Bancorp, Inc	210,588
14,370	*	PennyMac Financial Services, Inc	245,727
17,274		Peoples Bancorp, Inc	427,877
7,171	e	Peoples Financial Services Corp	285,693
13,702		People’s Utah Bancorp	274,725
55,915	*	PHH Corp	811,886
46,038		Pinnacle Financial Partners, Inc	2,375,561
12,959		Preferred Bank	491,405
8,937	e	Premier Financial Bancorp, Inc	150,320
83,836		PrivateBancorp, Inc	3,792,741
70,961		Prosperity Bancshares, Inc	3,936,207
4,621	*	Provident Bancorp, Inc	74,167
6,980		Provident Financial Holdings, Inc	133,178
63,275		Provident Financial Services, Inc	1,435,710
12,933		QCR Holdings, Inc	420,323
229,680		Radian Group, Inc	3,121,351
43,886		Renasant Corp	1,480,714
10,205		Republic Bancorp, Inc (Class A)	322,886
35,457	*	Republic First Bancorp, Inc	140,055
37,244		S&T Bancorp, Inc	1,169,089
24,152		Sandy Spring Bancorp, Inc	765,618
31,299	*	Seacoast Banking Corp of Florida	544,916
24,013		ServisFirst Bancshares, Inc	1,300,064
13,264		Shore Bancshares, Inc	169,381
11,762		SI Financial Group, Inc	153,494
12,483		Sierra Bancorp	222,946
31,348		Simmons First National Corp (Class A)	1,547,024
25,354		South State Corp	1,859,716
6,070	*	Southern First Bancshares, Inc	161,159
6,160		Southern Missouri Bancorp, Inc	151,474
11,826		Southern National Bancorp of Virginia, Inc	155,157
25,854		Southside Bancshares, Inc	843,357
19,457		Southwest Bancorp, Inc	362,873
37,528		State Bank & Trust Co	827,492
135,263		Sterling Bancorp/DE	2,434,734
22,952		Stock Yards Bancorp, Inc	782,663
12,323		Stonegate Bank	426,869
11,789		Suffolk Bancorp	424,404
8,756	e	Summit Financial Group, Inc	173,106
11,696		Sun Bancorp, Inc	269,008
7,017		Territorial Bancorp, Inc	200,125
49,304	*	Texas Capital Bancshares, Inc	2,923,727
37,085	*	The Bancorp, Inc	231,040
15,462		Tompkins Trustco, Inc	1,225,827
58,175		TowneBank	1,442,740
21,675		Trico Bancshares	570,486
23,143	*	Tristate Capital Holdings, Inc	408,474
15,773	*	Triumph Bancorp, Inc	293,378
97,628		Trustco Bank Corp NY	683,396
238

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

71,187		Trustmark Corp	$1,970,456
47,924		UMB Financial Corp	2,973,684
236,225		Umpqua Holdings Corp	3,609,518
45,021		Union Bankshares Corp	1,257,437
4,089	e	Union Bankshares, Inc	134,937
69,478	e	United Bankshares, Inc	2,619,321
74,067		United Community Banks, Inc	1,597,625
53,029		United Community Financial Corp	389,763
53,756		United Financial Bancorp, Inc (New)	790,751
26,327		Univest Corp of Pennsylvania	625,266
265,917		Valley National Bancorp	2,621,942
8,763	*	Veritex Holdings, Inc	154,492
28,057	*	Walker & Dunlop, Inc	675,332
20,194	*,e	Walter Investment Management Corp	100,970
97,163		Washington Federal, Inc	2,647,692
15,729		Washington Trust Bancorp, Inc	721,961
8,567		WashingtonFirst Bankshares, Inc	209,463
26,917		Waterstone Financial, Inc	456,243
98,190		Webster Financial Corp	3,966,876
41,738		WesBanco, Inc	1,373,598
16,754		West Bancorporation, Inc	323,352
26,153	e	Westamerica Bancorporation	1,296,143
16,829		Western New England Bancorp, Inc	132,949
54,793		Wintrust Financial Corp	2,956,082
214,013	*	WMIH Corp	449,427
30,325		WSFS Financial Corp	1,062,891
29,360	*,e	Xenith Bankshares, Inc	68,702
51,906		Yadkin Financial Corp	1,439,872
		TOTAL BANKS	222,381,150

CAPITAL GOODS - 8.8%
43,045		Aaon, Inc	1,289,198
35,120		AAR Corp	1,129,810
62,631		Actuant Corp (Class A)	1,396,671
36,663	e	Advanced Drainage Systems, Inc	700,263
37,932	*	Aegion Corp	702,121
63,247	*	Aerojet Rocketdyne Holdings, Inc	1,113,147
22,155	*	Aerovironment, Inc	531,498
49,254		Aircastle Ltd	1,012,170
9,961		Alamo Group, Inc	646,668
30,913		Albany International Corp (Class A)	1,259,705
6,660		Allied Motion Technologies, Inc	131,735
26,884		Altra Holdings, Inc	793,078
19,600	*	Ameresco, Inc	94,080
8,199	e	American Railcar Industries, Inc	301,559
12,445	*,e	American Superconductor Corp	79,772
14,947	*	American Woodmark Corp	1,116,541
30,234		Apogee Enterprises, Inc	1,232,035
37,933		Applied Industrial Technologies, Inc	1,926,996
14,120		Argan, Inc	802,722
24,683	*	Armstrong Flooring, Inc	399,618
20,433		Astec Industries, Inc	1,131,171
20,538	*	Astronics Corp	760,317
239

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

12,888	*	Atkore International Group, Inc	$242,294
27,396		AZZ, Inc	1,458,837
50,122	*	Babcock & Wilcox Enterprises, Inc	788,920
53,907		Barnes Group, Inc	2,147,655
63,772	*	Beacon Roofing Supply, Inc	2,680,975
3,731	*,e	Blue Bird Corp	55,032
59,674	*	BMC Stock Holdings, Inc	987,605
44,892		Briggs & Stratton Corp	835,889
90,850	*	Builders FirstSource, Inc	878,519
24,584	*	Caesarstone Sdot-Yam Ltd	869,044
17,366	*	CAI International, Inc	132,155
32,255	*	Chart Industries, Inc	894,754
17,514		CIRCOR International, Inc	941,903
50,802		Clarcor, Inc	3,160,392
19,970		Columbus McKinnon Corp	389,215
40,176		Comfort Systems USA, Inc	1,159,078
37,223	*	Continental Building Products Inc	761,210
15,201	*	CSW Industrials, Inc	470,471
26,613		Cubic Corp	1,136,375
47,205		Curtiss-Wright Corp	4,230,512
67,339	*	DigitalGlobe, Inc	1,690,209
23,343		Douglas Dynamics, Inc	749,310
10,767	*	Ducommun, Inc	205,004
14,530	*	DXP Enterprises, Inc	316,609
32,710	*	Dycom Industries, Inc	2,516,380
14,776		Dynamic Materials Corp	160,320
64,708		EMCOR Group, Inc	3,912,246
21,324		Encore Wire Corp	728,215
15,579	*,e	Energous Corp	212,342
36,255	*	Energy Recovery, Inc	442,674
46,295		EnerSys	3,015,193
19,004	*	Engility Holdings, Inc	545,985
23,074		EnPro Industries, Inc	1,248,765
27,038		ESCO Technologies, Inc	1,204,543
31,611	*	Esterline Technologies Corp	2,321,828
64,298		Federal Signal Corp	789,579
48,808		Franklin Electric Co, Inc	1,779,052
14,079		Freightcar America, Inc	183,872
30,960	*,e	FuelCell Energy, Inc	103,716
43,664	e	GATX Corp	1,911,173
8,118	*	Gencor Industries, Inc	98,228
69,065	*	Generac Holdings, Inc	2,630,686
51,255		General Cable Corp	717,570
34,091	*	Gibraltar Industries, Inc	1,326,140
22,186		Global Brass & Copper Holdings, Inc	636,738
7,514	*	GMS, Inc	156,141
18,978		Gorman-Rupp Co	455,852
10,970		Graham Corp	195,814
42,334		Granite Construction, Inc	2,081,139
66,706	*	Great Lakes Dredge & Dock Corp	236,806
29,487	e	Greenbrier Cos, Inc	928,840
32,494		Griffon Corp	542,650
33,239		H&E Equipment Services, Inc	463,684
240

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

12,403		Hardinge, Inc	$120,309
86,773		Harsco Corp	846,037
35,254	*,e	HC2 Holdings, Inc	140,311
63,288		Hillenbrand, Inc	1,920,791
6,745		Hurco Cos, Inc	176,719
9,948		Hyster-Yale Materials Handling, Inc	579,073
8,221	*	IES Holdings, Inc	122,904
18,487		Insteel Industries, Inc	497,300
31,104		John Bean Technologies Corp	2,483,654
105,221		Joy Global, Inc	2,928,300
11,311		Kadant, Inc	584,213
27,857		Kaman Corp	1,216,237
84,452		Kennametal, Inc	2,390,836
37,897	*,e	KEYW Holding Corp	397,540
56,586	*	KLX, Inc	1,947,690
50,479	*	Kratos Defense & Security Solutions, Inc	283,692
6,694	*	Lawson Products, Inc	126,182
19,149	*	Layne Christensen Co	164,107
11,250	e	Lindsay Corp	880,875
25,067		LSI Industries, Inc	215,576
17,697	*	Lydall, Inc	827,335
134,729		Manitowoc Co, Inc	544,305
32,498	*	Masonite International Corp	1,849,136
69,426	*	Mastec, Inc	1,982,112
41,651	*	Mercury Systems, Inc	1,157,065
87,076	*	Meritor, Inc	895,141
16,670	*	Milacron Holdings Corp	242,715
12,408		Miller Industries, Inc	272,356
34,281	*	Moog, Inc (Class A)	1,990,698
101,163	*	MRC Global, Inc	1,491,143
60,705		Mueller Industries, Inc	1,838,754
167,062		Mueller Water Products, Inc (Class A)	2,058,204
15,873	*	MYR Group, Inc	473,650
5,194		National Presto Industries, Inc	453,176
52,489	*,e	Navistar International Corp	1,170,505
28,736	*	NCI Building Systems, Inc	413,798
10,118	*	Neff Corp	91,568
27,729		NN, Inc	489,417
114,418	*	NOW, Inc	2,466,852
7,755	*	NV5 Holdings, Inc	221,793
2,779		Omega Flex, Inc	105,685
29,546	*	Orion Marine Group, Inc	238,732
15,315	*	Patrick Industries, Inc	878,315
50,365	*	PGT, Inc	493,577
190,665	*,e	Plug Power, Inc	291,717
24,433	*	Ply Gem Holdings, Inc	334,732
8,999		Powell Industries, Inc	318,475
5,278	*	Power Solutions International, Inc	50,405
2,540		Preformed Line Products Co	109,271
42,506		Primoris Services Corp	851,395
26,555	*	Proto Labs, Inc	1,187,008
36,145		Quanex Building Products Corp	589,164
38,784		Raven Industries, Inc	831,917
241

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

24,063	*	RBC Bearings, Inc	$1,716,895
88,962	*	Rexnord Corp	1,769,454
6,923	*,e	Rush Enterprises, Inc	175,844
31,214	*	Rush Enterprises, Inc (Class A)	819,368
44,065		Simpson Manufacturing Co, Inc	1,885,982
12,290	*	SiteOne Landscape Supply, Inc	383,202
9,657	*	Sparton Corp	231,092
42,962	*	SPX Corp	816,708
38,210	*	SPX FLOW, Inc	958,689
13,617		Standex International Corp	1,040,339
25,064		Sun Hydraulics Corp	737,634
66,670	*,e	Sunrun, Inc	347,351
13,641		Supreme Industries, Inc	166,284
55,449	*	Taser International, Inc	1,240,949
36,225	*	Teledyne Technologies, Inc	3,900,708
18,559		Tennant Co	1,168,289
24,308		Textainer Group Holdings Ltd	184,741
11,638	*,e	The ExOne Company	138,841
33,761	*	Thermon Group Holdings	618,839
47,340		Titan International, Inc	482,395
18,640	*	Titan Machinery, Inc	173,166
6,370	*	TPI Composites, Inc	101,410
30,855	*	Trex Co, Inc	1,660,308
48,447	*	Trimas Corp	869,624
44,009		Triton International Ltd	531,189
53,000		Triumph Group, Inc	1,256,100
39,831	*	Tutor Perini Corp	758,781
45,374	*	Univar, Inc	1,009,572
21,295		Universal Forest Products, Inc	1,831,157
11,275	*	Vectrus, Inc	189,082
8,698	*	Veritiv Corp	469,257
16,534	*	Vicor Corp	210,809
68,103	*	Wabash National Corp	766,159
29,148		Watts Water Technologies, Inc (Class A)	1,748,880
4,471	*	Willis Lease Finance Corp	118,973
56,390		Woodward Governor Co	3,325,882
		TOTAL CAPITAL GOODS	156,315,428

COMMERCIAL & PROFESSIONAL SERVICES - 3.6%
59,596		ABM Industries, Inc	2,329,012
55,158		Acacia Research (Acacia Technologies)	322,674
113,310	*	ACCO Brands Corp	1,257,741
43,505	*	Advisory Board Co	1,731,499
11,310	*,e	Aqua Metals, Inc	101,224
47,625	*	ARC Document Solutions, Inc	163,354
7,766		Barrett Business Services, Inc	348,150
49,293		Brady Corp (Class A)	1,631,598
47,003		Brink’s Co	1,858,969
42,860	*	Casella Waste Systems, Inc (Class A)	480,032
52,145	*	CBIZ, Inc	576,202
34,443		CEB, Inc	1,675,652
30,991		Ceco Environmental Corp	306,811
16,004	*	Cogint, Inc	60,815
242

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

1,670		Compx International, Inc	$18,621
9,022	*	CRA International, Inc	280,945
51,984		Deluxe Corp	3,181,421
144,544	*,m	Dyax Corp	160,444
27,024		Ennis, Inc	395,902
41,115		Essendant, Inc	631,115
27,169		Exponent, Inc	1,555,425
11,828	*	Franklin Covey Co	216,452
44,469	*	FTI Consulting, Inc	1,732,512
20,719		G & K Services, Inc (Class A)	1,962,089
13,749	*	GP Strategies Corp	355,412
75,387		Healthcare Services Group	2,787,057
19,359		Heidrick & Struggles International, Inc	358,142
13,051	*	Heritage-Crystal Clean, Inc	170,968
63,778		Herman Miller, Inc	1,773,028
35,918	*	Hill International, Inc	138,284
48,407		HNI Corp	1,968,229
23,093	*	Huron Consulting Group, Inc	1,294,363
19,187	*	ICF International, Inc	890,277
40,624	*	Innerworkings, Inc	357,897
16,340		Insperity, Inc	1,228,768
67,056		Interface, Inc	1,062,838
31,014		Kelly Services, Inc (Class A)	580,892
25,861		Kforce, Inc	448,688
37,495		Kimball International, Inc (Class B)	468,688
51,432		Knoll, Inc	1,112,988
61,629		Korn/Ferry International	1,256,615
33,864		Matthews International Corp (Class A)	2,028,454
24,870		McGrath RentCorp	748,587
18,086	*	Mistras Group, Inc	378,721
47,241		Mobile Mini, Inc	1,197,559
33,324		MSA Safety, Inc	1,942,789
14,030		Multi-Color Corp	910,898
50,151	*	Navigant Consulting, Inc	1,173,533
5,347	*	NL Industries, Inc	17,110
54,368	*	On Assignment, Inc	1,870,803
30,868		Quad Graphics, Inc	733,424
38,137		Resources Connection, Inc	566,334
53,520	*	RPX Corp	522,355
18,253	*	SP Plus Corp	459,976
92,927		Steelcase, Inc (Class A)	1,240,575
30,485	*	Team, Inc	937,414
61,269		Tetra Tech, Inc	2,355,793
18,838	*	TRC Cos, Inc	153,530
43,466	*	TriNet Group, Inc	815,857
45,774	*	TrueBlue, Inc	801,045
15,925		Unifirst Corp	1,950,813
23,058		US Ecology, Inc	974,201
21,257		Viad Corp	882,166
9,094		VSE Corp	262,271
38,614	*	WageWorks, Inc	2,276,295
44,610		West Corp	879,709
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	65,312,005
243

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

CONSUMER DURABLES & APPAREL - 2.4%
13,874	e	Arctic Cat, Inc	$207,971
11,265		Bassett Furniture Industries, Inc	258,532
33,332	*	Beazer Homes USA, Inc	340,986
99,483		Callaway Golf Co	1,015,721
8,667	*	Cavco Industries, Inc	800,831
16,957	*	Century Communities, Inc	334,053
28,181		Columbia Sportswear Co	1,596,172
77,803	*	CROCS, Inc	598,305
9,477		CSS Industries, Inc	237,873
11,367		Culp, Inc	318,276
34,685	*	Deckers Outdoor Corp	1,810,210
7,507	*	Delta Apparel, Inc	123,865
9,865		Escalade, Inc	119,860
26,231		Ethan Allen Interiors, Inc	805,292
6,840		Flexsteel Industries, Inc	286,596
44,303	*	Fossil Group, Inc	1,208,143
46,088	*	G-III Apparel Group Ltd	1,203,819
105,825	*,e	GoPro, Inc	1,352,443
26,660	*,e	Green Brick Partners, Inc	203,949
29,826	*	Helen of Troy Ltd	2,430,819
12,534		Hooker Furniture Corp	329,644
126,782	*	Hovnanian Enterprises, Inc (Class A)	197,780
45,578	*,e	Iconix Brand Group, Inc	359,155
21,233	*	Installed Building Products Inc	701,751
28,607	*	iRobot Corp	1,450,375
18,424	*,e	Jakks Pacific, Inc	123,441
5,339		Johnson Outdoors, Inc	192,097
87,974	e	KB Home	1,279,142
52,058		La-Z-Boy, Inc	1,218,157
16,275	*,e	LGI Homes, Inc	484,344
23,142		Libbey, Inc	370,503
11,087		Lifetime Brands, Inc	156,881
25,910	*	M/I Homes, Inc	557,324
19,557	*	Malibu Boats Inc	286,901
11,342		Marine Products Corp	106,048
9,268		MCBC Holdings, Inc	103,246
41,732		MDC Holdings, Inc	989,466
41,064	*	Meritage Homes Corp	1,270,931
16,986		Movado Group, Inc	374,541
4,040		Nacco Industries, Inc (Class A)	295,526
32,465	*	Nautilus, Inc	571,384
15,085	*	New Home Co Inc	151,152
16,039		Oxford Industries, Inc	1,005,966
13,223	*	Perry Ellis International, Inc	245,816
38,503	*	Sequential Brands Group, Inc	277,222
58,901	*,e	Smith & Wesson Holding Corp	1,556,753
65,271	*	Steven Madden Ltd	2,180,051
19,754		Sturm Ruger & Co, Inc	1,214,871
8,520		Superior Uniform Group, Inc	151,571
32,151	*	Taylor Morrison Home Corp	548,496
40,050	*	TopBuild Corp	1,206,706
244

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

159,361	*	TRI Pointe Homes, Inc	$1,725,880
8,533	*	UCP, Inc (Class A)	77,650
16,504	*	Unifi, Inc	474,490
15,341	*	Universal Electronics, Inc	1,076,171
21,621	*	Vera Bradley, Inc	289,073
17,103	*,e	Vince Holding Corp	93,211
22,901	*	WCI Communities, Inc	530,158
6,440		Weyco Group, Inc	162,996
25,204	*,e	William Lyon Homes, Inc	450,143
103,702		Wolverine World Wide, Inc	2,214,038
30,015	*	Zagg, Inc	195,098
		TOTAL CONSUMER DURABLES & APPAREL	42,499,865

CONSUMER SERVICES - 4.1%
16,699	*	American Public Education, Inc	336,485
87,296	*	Apollo Group, Inc (Class A)	767,332
11,096	*	Ascent Media Corp (Series A)	226,136
89,278	*	Belmond Ltd.	1,156,150
25,371	*	BJ’s Restaurants, Inc	915,893
122,005		Bloomin’ Brands, Inc	2,110,686
20,955		Bob Evans Farms, Inc	863,765
10,354	*	Bojangles’, Inc	153,239
88,662	*	Boyd Gaming Corp	1,583,503
18,796	*	Bridgepoint Education, Inc	127,061
46,791	*	Bright Horizons Family Solutions	3,130,786
20,174	*	Buffalo Wild Wings, Inc	2,938,343
48,778	*	Caesars Acquisition Co	568,264
55,410	*,e	Caesars Entertainment Corp	393,411
12,574	*	Cambium Learning Group, Inc	65,133
11,979		Capella Education Co	875,665
71,403	*	Career Education Corp	513,388
15,987		Carriage Services, Inc	377,933
37,556	*	Carrols Restaurant Group, Inc	469,450
22,522	*	Century Casinos, Inc	142,789
48,669		Cheesecake Factory	2,588,704
87,977	*,e	Chegg, Inc	585,047
14,455		Churchill Downs, Inc	1,965,880
17,248	*	Chuy’s Holdings, Inc	489,843
67,980		ClubCorp Holdings, Inc	785,169
7,858		Collectors Universe	147,652
20,460	e	Cracker Barrel Old Country Store, Inc	2,823,480
39,372	*	Dave & Buster’s Entertainment, Inc	1,628,032
24,938	*	Del Frisco’s Restaurant Group, Inc	356,613
24,501	*	Del Taco Restaurants, Inc	328,558
80,940	*	Denny’s Corp	839,348
66,727	e	DeVry Education Group, Inc	1,514,703
18,792		DineEquity, Inc	1,486,447
21,440	*,e	El Pollo Loco Holdings, Inc	261,568
31,851	*	Eldorado Resorts, Inc	385,397
2,870	*	Empire Resorts, Inc	54,960
28,833	*	Fiesta Restaurant Group, Inc	761,191
6,861	*	Fogo De Chao, Inc	81,303
10,815		Golden Entertainment, Inc	123,940
245

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

48,153	*	Grand Canyon Education, Inc	$2,101,397
14,217	*,e	Habit Restaurants, Inc	201,171
132,884	*	Houghton Mifflin Harcourt Co	1,680,983
121,237		ILG, Inc	1,985,862
28,136		International Speedway Corp (Class A)	925,674
17,664	*	Intrawest Resorts Holdings Inc	289,866
26,395	*	Isle of Capri Casinos, Inc	554,295
13,518	*	J Alexander’s Holdings, Inc	121,662
34,775		Jack in the Box, Inc	3,259,461
14,065	*,e	Jamba, Inc	148,386
35,635	*	K12, Inc	386,283
8,254	*	Kona Grill, Inc	88,731
89,965	*	La Quinta Holdings, Inc	900,550
8,008		Liberty Tax, Inc	94,895
88,065	*	LifeLock, Inc	1,417,847
15,628	*	Lindblad Expeditions Holdings, Inc	127,993
20,466	*	Luby’s, Inc	85,753
19,633		Marcus Corp	520,275
24,066		Marriott Vacations Worldwide Corp	1,530,116
11,598	*	Monarch Casino & Resort, Inc	274,293
3,203	*	Nathan’s Famous, Inc	170,720
11,386	*,e	Noodles & Co	53,514
29,014		Papa John’s International, Inc	2,189,106
79,056	*	Penn National Gaming, Inc	1,022,194
57,092	*	Pinnacle Entertainment, Inc	676,540
17,097	*	Planet Fitness, Inc	362,456
23,018	*	Popeyes Louisiana Kitchen, Inc	1,228,701
25,100	*	Potbelly Corp	327,555
15,070	*	Red Lion Hotels Corp	126,588
14,530	*	Red Robin Gourmet Burgers, Inc	668,380
31,763		Red Rock Resorts, Inc	695,610
39,666	*	Regis Corp	502,965
60,611	*	Ruby Tuesday, Inc	180,015
34,331		Ruth’s Chris Steak House, Inc	544,146
54,905	*	Scientific Games Corp (Class A)	680,822
71,068	e	SeaWorld Entertainment, Inc	995,663
15,987	*,e	Shake Shack, Inc	509,825
48,883		Sonic Corp	1,119,910
52,613		Sotheby’s (Class A)	1,887,754
12,021		Speedway Motorsports, Inc	226,115
1,103	*	Steak N Shake Co	483,313
11,331	*	Strayer Education, Inc	664,676
89,704		Summit Hotel Properties, Inc	1,165,255
70,859		Texas Roadhouse, Inc (Class A)	2,871,207
29,298	*,e	Weight Watchers International, Inc	301,183
16,593		Wingstop, Inc	444,029
20,698	*,e	Zoe’s Kitchen, Inc	469,224
		TOTAL CONSUMER SERVICES	72,186,206

DIVERSIFIED FINANCIALS - 3.8%
31,698		AG Mortgage Investment Trust	492,270
56,056		Altisource Residential Corp	564,484
104,621		Anworth Mortgage Asset Corp	513,689
246

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

74,373		Apollo Commercial Real Estate Finance, Inc	$1,258,391
28,930		Ares Commercial Real Estate Corp	379,562
23,512	e	Arlington Asset Investment Corp (Class A)	335,751
39,507		ARMOUR Residential REIT, Inc	895,624
4,952		Associated Capital Group, Inc	168,120
9,817		B. Riley Financial, Inc	125,658
3,900	*,e	BBX Capital Corp	79,404
232,689		BGC Partners, Inc (Class A)	1,998,799
17,377		Calamos Asset Management, Inc (Class A)	112,255
101,477		Capstead Mortgage Corp	965,046
22,213		Cohen & Steers, Inc	825,879
119,767		Colony Financial, Inc	2,276,771
112,577	*,e	Cowen Group, Inc	365,875
163,393		CYS Investments, Inc	1,408,448
3,255		Diamond Hill Investment Group, Inc	592,443
47,705		Dynex Capital, Inc	327,733
25,143	*,e	Encore Capital Group, Inc	499,089
30,263	*	Enova International, Inc	284,472
41,796		Evercore Partners, Inc (Class A)	2,246,535
54,492	*	Ezcorp, Inc (Class A)	531,297
6,569		FBR Capital Markets Corp	91,309
57,426		Financial Engines, Inc	1,587,829
50,553		FirstCash, Inc	2,386,102
70,315	*	FNFV Group	847,296
39,480		Gain Capital Holdings, Inc	181,608
4,783	*	GAMCO Investors, Inc (Class A)	135,885
14,290		Great Ajax Corp	198,059
44,183	*	Green Dot Corp	980,863
29,456		Greenhill & Co, Inc	690,743
43,888		Hannon Armstrong Sustainable Infrastructure Capital, Inc	1,003,280
3,051		Hennessy Advisors, Inc	88,113
12,676		Houlihan Lokey, Inc	308,914
15,921	*	INTL FCStone, Inc	571,564
120,598		Invesco Mortgage Capital, Inc	1,800,528
35,402		Investment Technology Group, Inc	542,005
80,697	e	iShares Russell 2000 Index Fund	9,562,595
72,086	*	iStar Financial, Inc	802,317
153,552		Janus Capital Group, Inc	1,968,537
55,228	*	KCG Holdings, Inc	704,709
38,893		Ladder Capital Corp	493,163
108,919	*	Ladenburg Thalmann Financial Services, Inc	222,195
352,700	*,e	LendingClub Corp	1,738,811
15,733		Manning & Napier, Inc	108,558
8,576		Marlin Business Services Corp	150,080
6,103		Medley Management, Inc	54,012
19,622		Moelis & Co	498,399
47,410		MTGE Investment Corp	808,341
20,935		Nelnet, Inc (Class A)	820,233
259,643		New Residential Investment Corp	3,624,616
118,919		New York Mortgage Trust, Inc	702,811
25,784	*	NewStar Financial, Inc	250,878
44,575		OM Asset Management plc	627,170
50,770	*,e	On Deck Capital, Inc	248,265
247

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

10,059		Oppenheimer Holdings, Inc	$140,826
22,189		Orchid Island Capital, Inc	233,650
12,075		Owens Realty Mortgage, Inc	220,369
72,859		PennyMac Mortgage Investment Trust	1,108,914
22,714	*	Pico Holdings, Inc	274,839
15,109	*	Piper Jaffray Cos	854,414
18,691	e	PJT Partners, Inc	514,750
49,290	*	PRA Group, Inc	1,572,351
15,374		Pzena Investment Management, Inc (Class A)	111,923
82,574		Redwood Trust, Inc	1,160,990
12,014	*	Regional Management Corp	267,552
32,662		Resource Capital Corp	404,682
21,041	*	Safeguard Scientifics, Inc	248,284
7,377		Silvercrest Asset Management Group, Inc	85,204
67,753	*	Stifel Financial Corp	2,651,852
29,168		Tiptree Financial, Inc	169,174
1,276		Value Line, Inc	22,853
26,633		Virtu Financial, Inc	340,902
6,180		Virtus Investment Partners, Inc	663,114
85,410		Waddell & Reed Financial, Inc (Class A)	1,342,645
43,391		Western Asset Mortgage Capital Corp	439,551
8,429		Westwood Holdings Group, Inc	434,515
1,462	*,e	Wins Finance Holdings, Inc	43,129
124,328	e	WisdomTree Investments, Inc	1,066,734
6,374	*,e	World Acceptance Corp	302,893
		TOTAL DIVERSIFIED FINANCIALS	66,723,493

ENERGY - 3.2%
143,033	*	Abraxas Petroleum Corp	231,713
2,024		Adams Resources & Energy, Inc	73,957
36,057		Alon USA Energy, Inc	290,619
75,330	*	Archrock, Inc	873,828
29,774		Ardmore Shipping Corp	174,178
67,213	e	Atwood Oceanics, Inc	512,835
47,912	*	Bill Barrett Corp	248,663
35,540		Bristow Group, Inc	355,755
32,622	*,e	California Resources Corp	334,702
153,866	*	Callon Petroleum Co	1,998,719
20,847	e	CARBO Ceramics, Inc	127,167
59,004	*	Carrizo Oil & Gas, Inc	1,996,105
6,392	*,e	Clayton Williams Energy, Inc	558,086
92,677	*	Clean Energy Fuels Corp	380,902
430,878	*,e	Cobalt International Energy, Inc	406,792
19,256	*	Contango Oil & Gas Co	150,775
16,677	e	CVR Energy, Inc	221,137
21,343	*	Dawson Geophysical Co	139,797
65,053		Delek US Holdings, Inc	1,099,396
365,400	*,e	Denbury Resources, Inc	873,306
95,894		DHT Holdings, Inc	390,289
26,002	*	Dorian LPG Ltd	146,391
2,787	*,e	Earthstone Energy, Inc	23,773
62,000	*	Eclipse Resources Corp	169,880
40,877	*,e	EP Energy Corp	145,522
248

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

20,076	*	Era Group, Inc	$151,574
18,688	*,e	Erin Energy Corp	40,179
26,714		Evolution Petroleum Corp	205,698
150,503	*,e	EXCO Resources, Inc	162,543
34,541	*	Exterran Corp	546,093
69,767	*,e	Fairmount Santrol Holdings, Inc	599,299
63,355	*	Forum Energy Technologies, Inc	1,140,390
64,861	e	Frontline Ltd	465,053
43,443	e	GasLog Ltd	666,850
40,493	*	Gener8 Maritime, Inc	170,880
13,377	*	Geospace Technologies Corp	246,538
95,540		Golar LNG Ltd	2,091,371
39,216		Green Plains Renewable Energy, Inc	1,019,616
106,902	*	Helix Energy Solutions Group, Inc	932,185
36,029	*,e	Hornbeck Offshore Services, Inc	143,035
31,552	*	Independence Contract Drilling, Inc	125,577
815	*,e	Isramco, Inc	78,240
35,574	*,e	Jones Energy, Inc (Class A)	145,853
87,638	*	Matador Resources Co	1,911,385
28,695	*	Matrix Service Co	507,902
260,914	*	McDermott International, Inc	1,341,098
12,792	*	Natural Gas Services Group, Inc	277,586
85,514	e	Navios Maritime Acq Corp	108,603
85,866	*	Newpark Resources, Inc	540,956
94,391	e	Nordic American Tanker Shipping	771,174
49,964	*,e	Northern Oil And Gas, Inc	104,924
246,872	*	Oasis Petroleum, Inc	2,589,687
54,050	*	Oil States International, Inc	1,580,963
38,165		Overseas Shipholding Group, Inc	334,325
30,665	*	Pacific Ethanol, Inc	228,454
16,567		Panhandle Oil and Gas, Inc (Class A)	298,206
31,698	*	Par Petroleum Corp	403,833
141,642	*	Parker Drilling Co	283,284
59,280	*	PDC Energy, Inc	3,635,642
12,236	*	PHI, Inc	190,637
66,714	*	Pioneer Energy Services Corp	236,835
39,943	*	Renewable Energy Group, Inc	349,501
5,976	*	Rex American Resources Corp	472,044
14,541	*	RigNet, Inc	218,115
37,776	*	Ring Energy, Inc	348,673
104,018	*	RSP Permian, Inc	3,755,050
59,117	*,e	Sanchez Energy Corp	376,575
172,695		Scorpio Tankers, Inc	661,422
16,889	*,e	SEACOR Holdings, Inc	832,797
390,385	*,e	Seadrill Ltd	831,520
70,038		SemGroup Corp	2,258,726
64,257	e	Ship Finance International Ltd	812,851
196,281	*	Synergy Resources Corp	1,342,562
44,404	e	Teekay Corp	289,958
122,166		Teekay Tankers Ltd (Class A)	260,214
48,876		Tesco Corp	334,801
94,527	*	Tetra Technologies, Inc	515,172
52,536	*	Unit Corp	899,942
249

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

68,330		US Silica Holdings Inc	$3,156,163
41,216	*,e	W&T Offshore, Inc	59,763
86,173		Western Refining, Inc	2,486,091
21,178	*	Westmoreland Coal Co	188,061
37,571	*	Willbros Group, Inc	57,108
		TOTAL ENERGY	56,707,864

FOOD & STAPLES RETAILING - 0.6%
28,458		Andersons, Inc	1,082,827
20,472	*	Chefs’ Warehouse Holdings, Inc	233,381
14,780		Ingles Markets, Inc (Class A)	583,810
9,375	*	Natural Grocers by Vitamin C	111,375
40,580	*	Performance Food Group Co	973,920
21,486		Pricesmart, Inc	1,954,152
23,742	*,e	Smart & Final Stores, Inc	284,904
39,823		Spartan Stores, Inc	1,115,044
286,202	*	Supervalu, Inc	1,227,806
52,980	*	United Natural Foods, Inc	2,211,385
8,233		Village Super Market (Class A)	246,167
10,322		Weis Markets, Inc	574,213
		TOTAL FOOD & STAPLES RETAILING	10,598,984

FOOD, BEVERAGE & TOBACCO - 1.9%
22,933		AdvancePierre Foods Holdings, Inc	641,207
3,815		Alico, Inc	99,762
8,811	*	Alliance One International, Inc	130,843
30,917	*,e	Amplify Snack Brands, Inc	447,987
70,214		B&G Foods, Inc (Class A)	2,977,074
9,521	*,e	Boston Beer Co, Inc (Class A)	1,478,135
16,062		Calavo Growers, Inc	950,067
33,223	e	Cal-Maine Foods, Inc	1,284,069
4,980		Coca-Cola Bottling Co Consolidated	703,674
11,770	*	Craft Brewers Alliance, Inc	188,908
175,277	*	Darling International, Inc	2,383,767
97,504		Dean Foods Co	1,780,423
9,192	*	Farmer Bros Co	300,578
34,408		Fresh Del Monte Produce, Inc	2,076,523
23,625	*	Freshpet, Inc	200,812
19,110	*	Inventure Foods, Inc	161,671
16,084		J&J Snack Foods Corp	1,964,661
8,986		John B. Sanfilippo & Son, Inc	455,410
20,030		Lancaster Colony Corp	2,616,920
28,166	*	Landec Corp	373,200
4,622	*,e	Lifeway Foods, Inc	82,641
12,397		Limoneira Co	244,097
13,223		Mgp Ingredients, Inc	465,582
12,715	*,e	National Beverage Corp	600,657
23,100	*	Omega Protein Corp	515,130
22,217	*	Primo Water Corp	290,821
21,425		Sanderson Farms, Inc	1,927,822
290	*	Seaboard Corp	981,650
7,003	*	Seneca Foods Corp	205,888
85,806		Snyder’s-Lance, Inc	3,052,119
250

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

22,657	*	Synutra International, Inc	$88,362
17,106	e	Tootsie Roll Industries, Inc	606,408
6,241	*	Turning Point Brands, Inc	77,076
22,923		Universal Corp	1,242,427
98,741		Vector Group Ltd	2,067,637
		TOTAL FOOD, BEVERAGE & TOBACCO	33,664,008

HEALTH CARE EQUIPMENT & SERVICES - 5.8%
10,486	*,e	AAC Holdings, Inc	171,866
23,198		Abaxis, Inc	1,107,473
84,148	*,e	Accuray, Inc	412,325
30,734		Aceto Corp	563,354
7,795	*	Addus HomeCare Corp	197,213
14,636	*,e	Adeptus Health, Inc	440,836
38,533	*,e	Air Methods Corp	1,019,198
8,566	*	Almost Family, Inc	336,215
29,689	*	Amedisys, Inc	1,284,346
9,243	*,e	American Renal Associates Holdings, Inc	163,231
50,760	*	AMN Healthcare Services, Inc	1,664,928
13,628		Analogic Corp	1,115,452
28,529	*	Angiodynamics, Inc	454,752
15,060	*	Anika Therapeutics, Inc	668,062
33,187	*,e	AtriCure, Inc	605,331
1,466		Atrion Corp	643,794
11,588	*,e	Avinger, Inc	40,558
25,548	*	AxoGen, Inc	226,100
109,969	*,e	BioScrip, Inc	295,817
29,306	*	BioTelemetry, Inc	518,716
37,962		Cantel Medical Corp	2,704,033
29,942	*	Capital Senior Living Corp	478,174
34,447	*	Cardiovascular Systems, Inc	807,093
42,055	*,e	Castlight Health, Inc	182,939
106,876	*,e	Cerus Corp	515,142
17,158		Chemed Corp	2,426,484
15,932	*	Civitas Solutions, Inc	272,437
119,120	*	Community Health Systems, Inc	628,954
11,962	e	Computer Programs & Systems, Inc	312,208
37,623	*,e	ConforMIS, Inc	287,063
29,576		Conmed Corp	1,183,040
58,576	*,e	Corindus Vascular Robotics, Inc	45,115
10,428	*	Corvel Corp	360,287
13,320	*	Cotiviti Holdings, Inc	411,188
33,769	*	Cross Country Healthcare, Inc	377,200
33,315		CryoLife, Inc	566,355
13,259	*	Cutera, Inc	173,693
25,013	*	Cynosure, Inc (Class A)	1,066,804
49,171	*,e	Diplomat Pharmacy, Inc	1,139,292
85,625	*	Endologix, Inc	895,638
50,742		Ensign Group, Inc	937,205
7,883	*	Entellus Medical, Inc	161,207
15,974	*	Evolent Health, Inc	336,253
10,999	*	Exactech, Inc	265,626
42,351	*,e	Genesis Health Care, Inc	110,960
251

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

42,505	*	GenMark Diagnostics, Inc	$453,528
17,290	*	Glaukos Corp	577,486
73,989	*	Globus Medical, Inc	1,637,377
54,849	*	Haemonetics Corp	1,832,505
50,220	*	Halyard Health, Inc	1,624,617
45,189	*	HealthEquity, Inc	1,501,630
94,399		Healthsouth Corp	3,790,120
26,980	*	HealthStream, Inc	727,651
33,690	*	Healthways, Inc	835,512
90,357	*	HMS Holdings Corp	1,903,822
15,767	*	ICU Medical, Inc	2,196,343
16,886	*	Inogen Inc	906,272
61,611	*	Insulet Corp	2,287,000
32,289	*	Integer Holding Corp	711,972
32,047	*	Integra LifeSciences Holdings Corp	2,548,057
34,175		Invacare Corp	312,701
29,094	*,e	InVivo Therapeutics Holdings Corp	126,559
4,270	*,e	iRadimed Corp	40,352
7,958	*,e	IRIDEX Corp	107,831
27,188	*	K2M Group Holdings, Inc	464,099
88,875		Kindred Healthcare, Inc	875,419
10,594		Landauer, Inc	460,839
14,283		LeMaitre Vascular, Inc	299,086
15,808	*	LHC Group, Inc	541,740
26,385	*	Magellan Health Services, Inc	1,357,508
43,304	*	Masimo Corp	2,381,720
58,612	*	Medidata Solutions, Inc	2,812,790
44,324		Meridian Bioscience, Inc	729,130
45,223	*	Merit Medical Systems, Inc	992,645
46,189	*	Molina Healthcare, Inc	2,513,143
6,990	*	NantHealth, Inc	91,779
12,273		National Healthcare Corp	794,063
8,654		National Research Corp	132,839
35,085	*	Natus Medical, Inc	1,380,595
38,682	*	Neogen Corp	2,038,155
25,670	*,e	Nevro Corp	2,359,586
58,597	*,e	Nobilis Health Corp	196,300
51,466	*,e	Novocure Ltd	311,369
52,532	*	NuVasive, Inc	3,137,736
66,515	*	NxStage Medical, Inc	1,512,551
37,573	*	Omnicell, Inc	1,225,819
59,165	*	OraSure Technologies, Inc	444,329
18,580	*	Orthofix International NV	680,957
66,824		Owens & Minor, Inc	2,168,439
23,335	*	Oxford Immunotec Global plc	300,088
27,311	*	Penumbra, Inc	1,801,160
31,927	*	PharMerica Corp	759,863
14,023	*	Providence Service Corp	567,441
53,965		Quality Systems, Inc	695,609
28,516	*	Quidel Corp	550,359
31,348	*	Quorum Health Corp	126,646
39,259	*	RadNet, Inc	272,850
51,054	*,e	Rockwell Medical, Inc	296,624
252

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

65,561	*	RTI Biologics, Inc	$167,181
17,040	*,e	Second Sight Medical Products, Inc	44,474
112,647	*	Select Medical Holdings Corp	1,464,411
29,143	*	Senseonics Holdings, Inc	68,195
45,066	*	Spectranetics Corp	977,932
42,227	*	Staar Surgical Co	356,818
19,654	*	Surgery Partners, Inc	316,429
28,325	*	Surgical Care Affiliates, Inc	1,212,027
13,101	*	SurModics, Inc	326,215
4,410	*	Tactile Systems Technology, Inc	78,344
19,609	*	Tandem Diabetes Care, Inc	118,634
72,516	*	Team Health Holdings, Inc	3,107,311
21,885	*,e	Teladoc, Inc	355,631
54,394	*,e	TransEnterix, Inc	81,591
24,585	*	Triple-S Management Corp (Class B)	508,418
48,632	*	Universal American Corp	365,226
12,604		US Physical Therapy, Inc	717,168
3,848		Utah Medical Products, Inc	239,153
18,016	*	Vascular Solutions, Inc	821,530
16,977	*,e	Veracyte, Inc	123,253
6,996	*,e	ViewRay, Inc	18,749
26,125	*	Vocera Communications, Inc	480,700
110,171	*	Wright Medical Group NV	2,413,847
38,225	*,e	Zeltiq Aesthetics, Inc	1,265,248
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	103,597,053

HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
470,600		Avon Products, Inc	3,082,430
10,673	*	Central Garden & Pet Co	259,567
35,501	*	Central Garden and Pet Co (Class A)	828,593
127,065	*	HRG Group, Inc	1,911,058
18,467		Inter Parfums, Inc	602,024
14,527	*	Lifevantage Corp	119,121
11,162		Medifast, Inc	458,312
8,193	e	Natural Health Trends Corp	191,143
9,628		Nature’s Sunshine Products, Inc	120,831
8,709	*	Nutraceutical International Corp	250,819
5,258		Oil-Dri Corp of America	177,510
9,315	e	Orchids Paper Products Co	239,023
12,362	*	Revlon, Inc (Class A)	420,308
5,595	*	USANA Health Sciences, Inc	718,958
14,896		WD-40 Co	1,588,286
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	10,967,983

INSURANCE - 2.3%
47,827	*	AMBAC Financial Group, Inc	882,408
84,970		American Equity Investment Life Holding Co	1,523,512
20,158		Amerisafe, Inc	1,120,785
30,094		Argo Group International Holdings Ltd	1,673,227
10,991	*	Atlas Financial Holdings, Inc	188,496
9,661		Baldwin & Lyons, Inc (Class B)	237,661
6,260		Blue Capital Reinsurance Holdings Ltd	110,802
50,867	*,e	Citizens, Inc (Class A)	395,745
253

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

191,033		Conseco, Inc	$2,880,778
13,364	e	Crawford & Co (Class B)	150,345
8,330		Donegal Group, Inc (Class A)	125,367
18,842	*	eHealth, Inc	147,533
8,843		EMC Insurance Group, Inc	215,327
33,889		Employers Holdings, Inc	1,062,420
12,132	*	Enstar Group Ltd	2,045,455
9,901		FBL Financial Group, Inc (Class A)	626,733
13,489		Federated National Holding Co	241,588
11,465	e	Fidelity & Guaranty Life	253,377
538,981	*	Genworth Financial, Inc (Class A)	2,231,381
30,437	*	Greenlight Capital Re Ltd (Class A)	605,696
13,466	*	Hallmark Financial Services	139,508
9,685		HCI Group, Inc	262,560
27,915		Heritage Insurance Holdings, Inc	329,118
43,629		Horace Mann Educators Corp	1,568,463
7,520		Independence Holding Co	131,976
11,513		Infinity Property & Casualty Corp	943,490
1,506		Investors Title Co	144,576
15,077		James River Group Holdings Ltd	567,498
42,058		Kemper Corp	1,579,278
7,088		Kinsale Capital Group, Inc	170,467
62,385		Maiden Holdings Ltd	851,555
142,456	*	MBIA, Inc	1,096,911
50,043		National General Holdings Corp	1,028,384
7,920		National Interstate Corp	256,608
2,386		National Western Life Group, Inc	513,944
11,844		Navigators Group, Inc	1,103,861
21,461		OneBeacon Insurance Group Ltd (Class A)	294,874
12,590	*,e	Patriot National, Inc	79,821
50,162		Primerica, Inc	2,743,861
40,731		RLI Corp	2,270,346
15,383		Safety Insurance Group, Inc	1,041,429
60,793		Selective Insurance Group, Inc	2,246,301
16,866		State Auto Financial Corp	386,231
33,547		State National Cos, Inc	343,186
24,145		Stewart Information Services Corp	1,085,318
68,063	*	Third Point Reinsurance Ltd	799,740
15,904	*,e	Trupanion, Inc	257,486
8,881	*	United America Indemnity Ltd	266,785
23,495		United Fire & Casualty Co	928,522
18,074		United Insurance Holdings Corp	262,073
33,800		Universal Insurance Holdings, Inc	719,940
		TOTAL INSURANCE	41,132,746

MATERIALS - 4.7%
30,062		A. Schulman, Inc	864,283
4,264		AEP Industries, Inc	467,121
23,331	*,e	AgroFresh Solutions, Inc	109,656
246,800	*,e	AK Steel Holding Corp	1,283,360
116,378	e	Allegheny Technologies, Inc	1,587,396
30,407		American Vanguard Corp	462,186
9,050		Ampco-Pittsburgh Corp	97,740
254

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

33,660		Balchem Corp	$2,554,794
41,228	*	Boise Cascade Co	793,639
53,418		Calgon Carbon Corp	844,004
48,817		Carpenter Technology Corp	1,543,105
49,600	*	Century Aluminum Co	362,576
7,449		Chase Corp	509,139
195,947		Chemours Co	3,219,409
68,264	*	Chemtura	2,239,059
17,914	*	Clearwater Paper Corp	951,233
235,582	*,e	Cliffs Natural Resources, Inc	1,300,413
35,447	*	Codexis, Inc	179,007
169,544	*	Coeur Mining, Inc	1,895,502
122,822		Commercial Metals Co	1,929,534
11,399		Deltic Timber Corp	640,396
87,802	*	Ferro Corp	1,137,914
69,112		Ferroglobe plc	639,286
56,294	*,e	Flotek Industries, Inc	663,143
28,123		FutureFuel Corp	308,228
75,049	*	GCP Applied Technologies, Inc	1,940,017
52,649	e	Gold Resource Corp	299,046
5,786	e	Greif, Inc	337,035
27,044		Greif, Inc (Class A)	1,267,282
52,932		H.B. Fuller Co	2,226,849
2,530	*	Handy & Harman Ltd	48,450
10,359		Hawkins, Inc	417,986
12,649		Haynes International, Inc	406,918
76,830	*	Headwaters, Inc	1,260,012
408,272		Hecla Mining Co	2,445,549
45,640	*	Ingevity Corp	1,889,496
20,371		Innophos Holdings, Inc	933,807
24,921		Innospec, Inc	1,501,490
19,006		Kaiser Aluminum Corp	1,377,745
93,093		Kapstone Paper and Packaging Corp	1,688,707
9,445		KMG Chemicals, Inc	256,337
21,977	*	Koppers Holdings, Inc	719,747
31,401	*	Kraton Polymers LLC	804,808
24,160	e	Kronos Worldwide, Inc	185,790
153,694	*	Louisiana-Pacific Corp	2,820,285
23,282	*,e	LSB Industries, Inc	123,162
21,463		Materion Corp	650,329
37,021		Minerals Technologies, Inc	2,487,811
22,335	*	Multi Packaging Solutions International Ltd	301,746
23,462		Myers Industries, Inc	282,717
17,241		Neenah Paper, Inc	1,377,556
177,440		Olin Corp	3,891,259
9,702		Olympic Steel, Inc	224,019
45,790	*	Omnova Solutions, Inc	348,004
47,241		PH Glatfelter Co	1,049,695
89,500		PolyOne Corp	2,616,085
13,707		Quaker Chemical Corp	1,473,503
45,459	e	Rayonier Advanced Materials, Inc	587,785
27,750	*	Real Industry, Inc	148,463
13,687	*	Ryerson Holding Corp	140,292
255

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

27,571		Schnitzer Steel Industries, Inc (Class A)	$665,840
31,311		Schweitzer-Mauduit International, Inc	1,155,689
47,467		Sensient Technologies Corp	3,536,766
20,714		Stepan Co	1,471,315
131,386	*	Stillwater Mining Co	1,750,062
81,550	*	Summit Materials, Inc	1,528,247
70,729		SunCoke Energy, Inc	722,143
82,915	*,e	TerraVia Holdings, Inc	194,850
42,921	*	TimkenSteel Corp	439,940
20,093	*	Trecora Resources	205,953
26,796		Tredegar Corp	495,726
29,965		Trinseo S.A.	1,571,664
70,322		Tronox Ltd	569,608
6,723	*	UFP Technologies, Inc	179,504
2,404		United States Lime & Minerals, Inc	158,159
15,187	*,e	US Concrete, Inc	757,831
19,013	e	Valhi, Inc	37,266
48,245		Worthington Industries, Inc	2,267,515
		TOTAL MATERIALS	82,819,983

MEDIA - 1.5%
22,808	e	AMC Entertainment Holdings, Inc	717,312
25,840	*	Carmike Cinemas, Inc	843,676
84,159	*,e	Central European Media Enterprises Ltd (Class A) (NASDAQ)	206,190
1,175	*,e	Daily Journal Corp	248,160
27,026		Entercom Communications Corp (Class A)	356,743
68,748		Entravision Communications Corp (Class A)	460,612
29,772	*,e	Eros International plc	528,453
62,877	*	EW Scripps Co (Class A)	833,749
126,118		Gannett Co, Inc	979,937
49,313	*	Global Eagle Entertainment, Inc	396,970
67,628	*	Gray Television, Inc	601,889
7,572	*,e	Hemisphere Media Group, Inc	88,592
62,864	*	Imax Corp	1,901,636
9,652	*	Liberty Braves Group (Class A)	163,601
33,242	*	Liberty Braves Group (Class C)	554,144
24,063	*	Liberty Media Group (Class A)	669,673
48,350	*	Liberty Media Group (Class C)	1,325,273
13,740	*	Loral Space & Communications, Inc	533,112
54,053		MDC Partners, Inc	456,748
116,865	*	Media General, Inc	1,969,175
39,996		Meredith Corp	1,813,819
62,766	*	MSG Networks, Inc	1,198,831
64,928		National CineMedia, Inc	900,551
41,002		New Media Investment Group, Inc	590,429
131,614		New York Times Co (Class A)	1,434,593
32,072	e	Nexstar Broadcasting Group, Inc (Class A)	1,565,114
25,932	*	Radio One, Inc	64,830
17,700	*	Reading International, Inc	233,463
3,855		Saga Communications, Inc	161,910
11,718		Salem Communications	63,863
28,570		Scholastic Corp	1,092,802
70,699		Sinclair Broadcast Group, Inc (Class A)	1,774,545
256

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

110,578		Time, Inc	$1,437,514
10,404	*	Townsquare Media, Inc	87,185
28,330		tronc, Inc	340,810
37,139	e	World Wrestling Entertainment, Inc (Class A)	656,618
		TOTAL MEDIA	27,252,522

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.1%
25,192	*,e	Accelerate Diagnostics, Inc	535,330
28,938	*	Acceleron Pharma, Inc	811,132
37,387	*,e	AcelRx Pharmaceuticals, Inc	104,684
123,735	*	Achillion Pharmaceuticals, Inc	777,056
9,114	*	Aclaris Therapeutics, Inc	193,672
45,405	*	Acorda Therapeutics, Inc	803,668
17,598	*,e	Adamas Pharmaceuticals, Inc	241,797
37,445	*,e	Aduro Biotech, Inc	402,534
36,954	*,e	Advaxis, Inc	298,958
17,502	*	Adverum Biotechnologies, Inc	51,631
25,399	*	Aerie Pharmaceuticals, Inc	844,517
81,131	*	Agenus, Inc	322,090
14,046	*	Agile Therapeutics, Inc	106,750
27,685	*,e	Aimmune Therapeutics, Inc	450,712
37,836	*	Akebia Therapeutics, Inc	284,527
27,371	*,e	Albany Molecular Research, Inc	426,714
50,424	*	Alder Biopharmaceuticals, Inc	1,222,782
35,930	*,e	AMAG Pharmaceuticals, Inc	923,401
134,306	*	Amicus Therapeutics, Inc	926,711
37,558	*	Amphastar Pharmaceuticals, Inc	681,302
46,255	*,e	Ampio Pharmaceuticals, Inc	31,749
34,368	*,e	Anavex Life Sciences Corp	95,887
8,498	*	ANI Pharmaceuticals, Inc	507,331
40,458	*,e	Anthera Pharmaceuticals, Inc	89,008
13,387	*	Applied Genetic Technologies Corp	95,717
17,143	*	Aptevo Therapeutics, Inc	37,886
36,138	*	Aratana Therapeutics, Inc	292,718
24,055	*,e	Ardelyx, Inc	295,876
270,052	*	Arena Pharmaceuticals, Inc	399,677
11,126	*,e	Argos Therapeutics, Inc	46,729
189,704	*,e	Ariad Pharmaceuticals, Inc	1,654,219
177,158	*,e	Array Biopharma, Inc	1,009,801
65,935	*,e	Arrowhead Research Corp	382,423
18,530	*,e	Asterias Biotherapeutics, Inc	61,149
24,483	*	Atara Biotherapeutics, Inc	313,382
80,123	*,e	Athersys, Inc	145,023
6,085	*	Audentes Therapeutics, Inc	97,299
5,009	*	Avexis, Inc	237,927
25,788	*,e	Axovant Sciences Ltd	317,450
11,659	*,e	Axsome Therapeutics, Inc	78,115
22,170	*,e	Bellicum Pharmaceuticals, Inc	367,135
71,381	*	BioCryst Pharmaceuticals, Inc	289,093
105,399	*,e	Bio-Path Holdings, Inc	105,399
5,693	*	Biospecifics Technologies Corp	247,019
77,653	*,e	BioTime, Inc	250,043
39,699	*,e	Bluebird Bio, Inc	1,895,627
257

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

21,146	*	Blueprint Medicines Corp	$633,957
34,325	*	Cambrex Corp	1,383,297
20,459	*,e	Cara Therapeutics Inc	143,008
106,356	*	Catalent, Inc	2,425,980
104,711	*	Celldex Therapeutics, Inc	329,840
13,634	*,e	Cellular Biomedicine Group, Inc	164,290
43,710	*,e	Cempra, Inc	792,244
77,608	*	Cepheid, Inc	4,105,463
24,005	*,e	ChemoCentryx, Inc	143,550
46,432	*	Chimerix, Inc	188,050
30,343	*,e	ChromaDex Corp	83,747
11,265	*,e	Cidara Therapeutics, Inc	107,017
8,737	*,e	Clearside Biomedical, Inc	188,981
33,484	*	Clovis Oncology, Inc	973,715
30,240	*	Coherus Biosciences, Inc	827,064
14,291	*,e	Collegium Pharmaceutical, Inc	213,936
17,323	*	Concert Pharmaceuticals Inc	133,734
78,695	*,e	Corcept Therapeutics, Inc	546,143
3,551	*	Corvus Pharmaceuticals, Inc	47,406
127,105	*	Curis, Inc	330,473
35,133	*,e	Cytokinetics, Inc	340,790
21,566	*	CytomX Therapeutics, Inc	243,049
76,356	*,e	CytRx Corp	35,276
65,880	*	Depomed, Inc	1,473,077
26,645	*	Dermira, Inc	835,321
12,929	*	Dimension Therapeutics, Inc	63,999
130,930	*	Durect Corp	146,642
40,995	*,e	Dynavax Technologies Corp	379,204
9,142	*,e	Eagle Pharmaceuticals, Inc	510,855
17,232	*	Edge Therapeutics, Inc	180,419
7,276	*	Editas Medicine, Inc	102,883
23,448	*,e	Egalet Corp	131,543
3,693	*	Eiger BioPharmaceuticals, Inc	42,285
34,287	*	Emergent Biosolutions, Inc	916,149
16,083	*,e	Enanta Pharmaceuticals, Inc	378,272
37,543	*,e	Endocyte, Inc	103,243
41,743	*	Enzo Biochem, Inc	254,632
43,416	*	Epizyme, Inc	392,915
15,081	*,e	Esperion Thereapeutics, Inc	155,334
112,890	*,e	Exact Sciences Corp	1,758,826
242,840	*	Exelixis, Inc	2,571,676
55,297	*	FibroGen, Inc	915,165
28,187	*	Five Prime Therapeutics, Inc	1,367,915
11,270	*,e	Flex Pharma, Inc	54,772
25,632	*	Flexion Therapeutics Inc	489,571
30,763	*	Fluidigm Corp	142,433
35,807	*,e	Fortress Biotech, Inc	85,221
14,215	*,e	Foundation Medicine, Inc	322,680
194,934	*,e	Galena Biopharma, Inc	44,776
19,835	*	Genomic Health, Inc	591,281
160,088	*,e	Geron Corp	296,163
17,474	*	Global Blood Therapeutics, Inc	304,921
14,214	*,e	GlycoMimetics Inc	85,710
258

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

115,108	*,e	Halozyme Therapeutics, Inc	$993,382
33,580	*,e	Heron Therapeutics, Inc	498,663
6,434	*	Heska Corp	317,840
171,816	*	Horizon Pharma plc	2,872,764
100,475	*,e	Idera Pharmaceuticals, Inc	155,736
33,099	*	Ignyta, Inc	165,495
13,745	*	Immune Design Corp	73,536
85,876	*,e	Immunogen, Inc	156,294
94,523	*,e	Immunomedics, Inc	217,403
78,533	*	Impax Laboratories, Inc	1,578,513
44,375	*	INC Research Holdings, Inc	2,027,937
52,474	*	Infinity Pharmaceuticals, Inc	63,494
86,329	*,e	Innoviva, Inc	889,189
18,499	*,e	Inotek Pharmaceuticals Corp	129,493
70,446	*,e	Inovio Pharmaceuticals, Inc	455,786
66,028	*	Insmed, Inc	857,043
24,772	*,e	Insys Therapeutics, Inc	267,785
7,356	*,e	Intellia Therapeutics, Inc	101,366
26,951	*	Intersect ENT, Inc	393,485
36,950	*,e	Intra-Cellular Therapies, Inc	458,180
24,119	*,e	Invitae Corp	185,234
138,846	*,e	Ironwood Pharmaceuticals, Inc	1,773,063
8,631	*	Kadmon Holdings, Inc	39,271
24,634	*	Karyopharm Therapeutics, Inc	178,350
84,416	*,e	Keryx Biopharmaceuticals, Inc	380,716
41,893	*,e	Kite Pharma, Inc	1,855,441
13,648	*	La Jolla Pharmaceutical Co	238,840
30,027	*,e	Lannett Co, Inc	657,591
44,558	*,e	Lexicon Pharmaceuticals, Inc	660,795
20,395	*,e	Ligand Pharmaceuticals, Inc (Class B)	1,952,413
57,546	*,e	Lion Biotechnologies, Inc	359,663
17,406	*,e	Lipocine, Inc	55,873
14,050	*,e	Loxo Oncology, Inc	293,083
42,578	*	Luminex Corp	886,900
33,630	*	MacroGenics, Inc	796,695
342,895	*,e	MannKind Corp	143,056
30,795	*	Medgenics, Inc	148,432
71,821	*	Medicines Co	2,366,502
31,230	*,e	MediciNova, Inc	212,052
8,617	*	Medpace Holdings, Inc	250,065
128,767	*,e	Merrimack Pharmaceuticals, Inc	672,164
108,965	*,e	MiMedx Group, Inc	970,878
20,069	*,e	Minerva Neurosciences, Inc	223,769
9,708	*	Mirati Therapeutics, Inc	49,025
68,512	*	Momenta Pharmaceuticals, Inc	763,909
11,895	*	MyoKardia, Inc	159,988
71,484	*,e	Myriad Genetics, Inc	1,408,950
15,652	*	NanoString Technologies, Inc	304,431
17,495	*,e	NantKwest, Inc	104,795
27,485	*	Natera, Inc	233,073
138,380	*	Nektar Therapeutics	1,715,912
56,847	*	NeoGenomics, Inc	458,187
14,497	*,e	Neos Therapeutics, Inc	85,532
259

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

23,540	*	NewLink Genetics Corp	$286,011
289,386	*,e	Novavax, Inc	439,867
18,979	*,e	Ocular Therapeutix, Inc	107,421
40,157	*,e	Omeros Corp	329,287
19,631	*,e	OncoMed Pharmaceuticals, Inc	178,053
32,773	*	Ophthotech Corp	1,173,929
92,733	*	Organovo Holdings, Inc	230,905
24,806	*,e	Osiris Therapeutics, Inc	99,472
25,390	*	Otonomy, Inc	383,389
33,072	*,e	OvaScience, Inc	166,683
80,345	*,e	Pacific Biosciences of California, Inc	682,933
39,237	*	Pacira Pharmaceuticals, Inc	1,247,737
19,339	*	Paratek Pharmaceuticals, Inc	206,927
55,970	*	Parexel International Corp	3,260,812
173,568		PDL BioPharma, Inc	558,889
20,932	*	Pfenex, Inc	167,665
65,380	*	PharmAthene, Inc	179,795
19,759		Phibro Animal Health Corp	512,746
53,158	*	Portola Pharmaceuticals, Inc	966,412
25,226	*	PRA Health Sciences, Inc	1,342,528
56,246	*	Prestige Brands Holdings, Inc	2,546,819
74,413	*,e	Progenics Pharmaceuticals, Inc	374,297
8,037	*,e	Protagonist Therapeutics, Inc	151,096
6,673	*	Proteostasis Therapeutics, Inc	47,512
37,244	*,e	Prothena Corp plc	1,781,008
36,081	*	PTC Therapeutics, Inc	224,063
25,827	*	Puma Biotechnology, Inc	989,174
33,126	*,e	Radius Health, Inc	1,421,768
5,974	*,e	Reata Pharmaceuticals, Inc	135,251
21,334	*,e	REGENXBIO, Inc	336,011
40,964	*,e	Regulus Therapeutics, Inc	112,651
34,930	*	Repligen Corp	997,950
38,268	*,e	Retrophin, Inc	721,352
21,538	*,e	Revance Therapeutics, Inc	287,532
97,947	*	Rigel Pharmaceuticals, Inc	254,662
31,907	*	Sage Therapeutics, Inc	1,389,231
73,761	*	Sangamo Biosciences, Inc	261,852
53,078	*,e	Sarepta Therapeutics, Inc	2,082,781
52,885	*	Sciclone Pharmaceuticals, Inc	473,321
5,402	*,e	Selecta Biosciences, Inc	95,291
18,796	*,e	Seres Therapeutics, Inc	202,809
24,045	*,e	Sorrento Therapeutics, Inc	138,259
19,861	*,e	Spark Therapeutics, Inc	933,666
70,565	*	Spectrum Pharmaceuticals, Inc	249,800
19,510	*	Stemline Therapeutics, Inc	222,414
25,678	*	Sucampo Pharmaceuticals, Inc (Class A)	292,729
48,883	*	Supernus Pharmaceuticals, Inc	967,883
4,911	*	Syndax Pharmaceuticals, Inc	57,999
191,476	*,e	Synergy Pharmaceuticals, Inc	878,875
79,727	*,e	Synthetic Biologics, Inc	111,618
4,933	*,e	Syros Pharmaceuticals, Inc	67,039
15,511	*,e	T2 Biosystems, Inc	98,030
45,000	*,e	Teligent, Inc	292,950
260

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

28,501	*,e	TESARO, Inc	$3,445,201
41,531	*	Tetraphase Pharmaceuticals, Inc	145,359
39,309	*,e	TG Therapeutics, Inc	210,303
158,409	*,e	TherapeuticsMD, Inc	909,268
38,276	*	Theravance Biopharma, Inc	961,876
19,946	*,e	Titan Pharmaceuticals, Inc	90,754
9,351	*	Tobira Therapeutics, Inc	393,584
9,184	*,e	Tokai Pharmaceuticals, Inc	10,102
47,174	*	Trevena, Inc	230,209
29,211	*	Trovagene, Inc	100,778
38,626	*	Ultragenyx Pharmaceutical, Inc	2,278,548
39,430	*	Vanda Pharmaceuticals, Inc	585,536
28,895	*	Versartis, Inc	319,290
28,601	*,e	Vital Therapies, Inc	153,015
12,381	*,e	Voyager Therapeutics, Inc	148,572
5,470	*	vTv Therapeutics, Inc	29,483
7,766	*	WaVe Life Sciences Pte Ltd	247,347
18,425	*,e	XBiotech, Inc	244,131
33,981	*	Xencor Inc	723,455
24,149	*,e	Zafgen, Inc	72,688
128,337	*,e	ZIOPHARM Oncology, Inc	728,954
27,538	*	Zogenix, Inc	224,435
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	126,462,617

REAL ESTATE - 8.1%
85,379		Acadia Realty Trust	2,876,418
24,434		Agree Realty Corp	1,181,384
48,810		Alexander & Baldwin, Inc	2,039,770
2,258		Alexander’s, Inc	867,682
11,497	*	Altisource Portfolio Solutions S.A.	296,048
40,813		American Assets Trust,Inc	1,620,684
33,876		Armada Hoffler Properties, Inc	454,955
23,782		Ashford Hospitality Prime, Inc	308,215
82,127		Ashford Hospitality Trust, Inc	477,158
13,938	*,e	AV Homes, Inc	222,311
19,791		Bluerock Residential Growth REIT, Inc	245,408
62,730		CareTrust REIT, Inc	883,238
42,821		CatchMark Timber Trust Inc	451,333
180,337		CBL & Associates Properties, Inc	1,929,606
87,019		Cedar Realty Trust, Inc	589,119
40,869		Chatham Lodging Trust	723,381
63,938		Chesapeake Lodging Trust	1,388,094
22,824		City Office REIT, Inc	286,669
69,618		Colony Starwood Homes	2,019,618
13,332		Community Healthcare Trust, Inc	298,370
4,665		Consolidated-Tomoka Land Co	236,375
12,935		CorEnergy Infrastructure Trust, Inc	350,280
35,775		Coresite Realty	2,638,048
357,835		Cousins Properties, Inc	2,780,378
215,065		DiamondRock Hospitality Co	1,967,845
79,400		DuPont Fabros Technology, Inc	3,240,314
35,344		Easterly Government Properties, Inc	670,476
33,841		EastGroup Properties, Inc	2,298,142
261

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

78,516		Education Realty Trust, Inc	$3,343,996
12,284		Farmland Partners, Inc	130,702
145,696		FelCor Lodging Trust, Inc	930,997
122,943		First Industrial Realty Trust, Inc	3,246,925
62,472		First Potomac Realty Trust	557,250
35,244	*,e	Forestar Group, Inc	387,684
62,858		Four Corners Property Trust, Inc	1,262,189
105,340		Franklin Street Properties Corp	1,218,784
6,621	*	FRP Holdings, Inc	210,548
79,165		Geo Group, Inc	1,896,793
26,808		Getty Realty Corp	609,346
25,128		Gladstone Commercial Corp	448,535
16,052		Global Medical REIT, Inc	156,507
183,723		Global Net Lease, Inc	1,361,387
74,589	*	Government Properties Income Trust	1,427,633
448,990		Gramercy Property Trust	4,139,688
765		Griffin Land & Nurseries, Inc (Class A)	23,830
122,149		Healthcare Realty Trust, Inc	3,895,332
45,332		Hersha Hospitality Trust	807,816
37,278		HFF, Inc (Class A)	992,713
100,091		Hudson Pacific Properties	3,365,059
44,839		Independence Realty Trust, Inc	373,509
130,683		Investors Real Estate Trust	793,246
86,641		Kennedy-Wilson Holdings, Inc	1,784,805
88,314		Kite Realty Group Trust	2,201,668
113,756		LaSalle Hotel Properties	2,701,705
243,402		Lexington Realty Trust	2,468,096
40,371		LTC Properties, Inc	2,022,991
95,352		Mack-Cali Realty Corp	2,448,639
14,485	*	Marcus & Millichap, Inc	339,384
311,733		Medical Properties Trust, Inc	4,345,558
65,172		Monmouth Real Estate Investment Corp (Class A)	890,901
180,737		Monogram Residential Trust, Inc	1,904,968
39,402		National Health Investors, Inc	2,985,095
36,683		National Storage Affiliates Trust	718,253
81,054		New Senior Investment Group, Inc	844,583
172,171		New York REIT, Inc	1,621,851
18,945		NexPoint Residential Trust, Inc	353,135
62,994		NorthStar Realty Europe Corp	623,011
14,556		One Liberty Properties, Inc	342,939
44,729	*	Parkway, Inc	806,017
76,479		Pebblebrook Hotel Trust	1,856,910
73,673		Pennsylvania REIT	1,437,360
145,387		Physicians Realty Trust	2,874,301
43,591		Potlatch Corp	1,673,894
23,978		Preferred Apartment Communities, Inc	312,194
20,977		PS Business Parks, Inc	2,303,065
49,981		QTS Realty Trust, Inc	2,297,127
97,005		RAIT Investment Trust	295,865
82,073		Ramco-Gershenson Properties	1,423,146
18,315		Re/Max Holdings, Inc	795,787
114,864		Retail Opportunities Investment Corp	2,309,915
68,475		Rexford Industrial Realty, Inc	1,442,083
262

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

128,665		RLJ Lodging Trust	$2,537,274
6,565		RMR Group, Inc	225,508
46,368		Ryman Hospitality Properties	2,337,875
69,142		Sabra Healthcare REIT, Inc	1,611,009
10,321		Saul Centers, Inc	624,214
66,621	*	Select Income REIT	1,648,203
26,025		Seritage Growth Properties	1,185,439
35,697		Silver Bay Realty Trust Corp	597,925
53,689	*,e	St. Joe Co	950,295
73,774		STAG Industrial, Inc	1,701,966
6,594	*	Stratus Properties, Inc	159,575
231,673		Sunstone Hotel Investors, Inc	2,909,813
14,674	*	Tejon Ranch Co	327,817
46,178		Terreno Realty Corp	1,205,246
52,289		Tier REIT, Inc	771,263
20,545	*	Trinity Place Holdings, Inc	198,465
25,715		UMH Properties, Inc	311,666
13,357		Universal Health Realty Income Trust	784,056
95,838		Urban Edge Properties	2,473,579
28,362		Urstadt Biddle Properties, Inc (Class A)	609,783
198,306		Washington Prime Group, Inc	2,080,230
78,407		Washington REIT	2,306,734
26,674		Whitestone REIT	354,764
110,914		Xenia Hotels & Resorts, Inc	1,731,367
		TOTAL REAL ESTATE	142,991,100

RETAILING - 3.3%
27,914	*	1-800-FLOWERS.COM, Inc (Class A)	266,579
68,500		Aaron’s, Inc	1,692,635
73,119		Abercrombie & Fitch Co (Class A)	1,068,269
177,499	e	American Eagle Outfitters, Inc	3,024,583
8,796	*,e	America’s Car-Mart, Inc	359,317
21,089	*	Asbury Automotive Group, Inc	1,074,485
186,008	*	Ascena Retail Group, Inc	909,579
8,838	*	At Home Group, Inc	98,986
42,324	*	Barnes & Noble Education, Inc	394,036
66,729		Barnes & Noble, Inc	687,309
20,088		Big 5 Sporting Goods Corp	311,364
47,353		Big Lots, Inc	2,055,120
11,975		Blue Nile, Inc	418,287
15,292	*,e	Boot Barn Holdings, Inc	195,738
30,182	e	Buckle, Inc	629,295
16,153	*	Build-A-Bear Workshop, Inc	218,065
45,222		Caleres, Inc	1,131,002
27,129		Cato Corp (Class A)	804,917
140,304		Chico’s FAS, Inc	1,637,348
20,127		Children’s Place Retail Stores, Inc	1,528,646
15,428		Citi Trends, Inc	306,400
21,550	*,e	Conn’s, Inc	204,725
17,435	*	Container Store Group, Inc	85,083
48,741		Core-Mark Holding Co, Inc	1,722,994
38,739	*	Destination XL Group, Inc	156,893
72,163		DSW, Inc (Class A)	1,498,826
263

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

10,139	*,e	Duluth Holdings, Inc	$275,274
109,429	*	Etsy, Inc	1,420,388
78,491	*	Express Parent LLC	943,462
44,921		Finish Line, Inc (Class A)	884,494
57,318	*	Five Below, Inc	2,154,010
43,084	*	Francesca’s Holdings Corp	692,360
37,862		Fred’s, Inc (Class A)	345,680
18,115	*	FTD Cos, Inc	364,474
7,340	*	Gaia, Inc	54,316
22,094	*	Genesco, Inc	1,188,657
71,400		GNC Holdings, Inc	958,902
22,478		Group 1 Automotive, Inc	1,354,749
64,555		Guess?, Inc	871,492
21,303		Haverty Furniture Cos, Inc	378,128
24,195	*,e	Hibbett Sports, Inc	939,976
33,788		HSN, Inc	1,273,808
15,783	*	Kirkland’s, Inc	192,710
16,071	*,e	Lands’ End, Inc	250,708
78,241	*	Liberty TripAdvisor Holdings, Inc	1,736,950
25,416		Lithia Motors, Inc (Class A)	2,180,184
26,379	*,e	Lumber Liquidators, Inc	409,138
26,143	*	MarineMax, Inc	521,553
33,783		Monro Muffler, Inc	1,858,065
30,765		Nutri/System, Inc	975,250
592,696		Office Depot, Inc	1,866,992
21,367	*,e	Ollie’s Bargain Outlet Holdings, Inc	584,387
13,924	*	Overstock.com, Inc	203,987
28,422	*	Party City Holdco, Inc	461,858
21,323	e	PetMed Express, Inc	423,688
85,656	e	Pier 1 Imports, Inc	369,177
55,129		Rent-A-Center, Inc	556,252
41,713	*,e	Restoration Hardware Holdings, Inc	1,208,426
11,940	*,e	Sears Holdings Corp	132,653
11,767	*	Sears Hometown and Outlet Stores, Inc	57,070
49,114	*	Select Comfort Corp	942,498
15,764		Shoe Carnival, Inc	399,933
36,761	*	Shutterfly, Inc	1,801,289
29,545		Sonic Automotive, Inc (Class A)	528,856
27,147	*	Sportsman’s Warehouse Holdings, Inc	249,752
27,647		Stage Stores, Inc	140,723
32,965		Stein Mart, Inc	198,449
51,608		Tailored Brands, Inc	815,406
34,373	*	Tile Shop Holdings, Inc	582,622
9,520	*	Tilly’s, Inc	88,346
47,408	*	Tuesday Morning Corp	234,670
25,483	*	Vitamin Shoppe, Inc	638,349
32,823	*,e	Wayfair, Inc	1,093,991
17,573	*	West Marine, Inc	140,584
2,375		Winmark Corp	254,006
19,728	*	Zumiez, Inc	438,948
		TOTAL RETAILING	59,118,121
264

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.7%
5,517	*,e	Acacia Communications, Inc	$384,480
42,523	*	Advanced Energy Industries, Inc	2,028,347
796,511	*	Advanced Micro Devices, Inc	5,758,775
19,704	*	Alpha & Omega Semiconductor Ltd	416,345
34,251	*,e	Ambarella, Inc	2,101,984
103,589	*	Amkor Technology, Inc	960,270
82,565	*	Applied Micro Circuits Corp	610,981
30,791	*	Axcelis Technologies, Inc	420,297
71,766		Brooks Automation, Inc	935,111
24,930		Cabot Microelectronics Corp	1,377,632
68,636	*	Cavium, Inc	3,874,502
21,346	*	Ceva, Inc	641,447
16	*,m	China Energy Savings Technology, Inc	0
66,732	*	Cirrus Logic, Inc	3,602,193
27,774		Cohu, Inc	310,791
40,525	*	Diodes, Inc	839,273
22,803	*	DSP Group, Inc	248,553
150,961	*	Entegris, Inc	2,400,280
42,996	*	Exar Corp	387,824
72,597	*	Formfactor, Inc	651,558
64,213	*	GigOptix, Inc	152,185
5,936	*	Impinj, Inc	146,560
43,111	*	Inphi Corp	1,599,418
143,884	*	Integrated Device Technology, Inc	2,979,838
143,410		Intersil Corp (Class A)	3,166,493
26,552		IXYS Corp	281,451
68,467	*	Kopin Corp	143,096
126,773	*	Lattice Semiconductor Corp	769,512
25,306	*	MA-COM Technology Solutions	930,249
58,120	*	MaxLinear, Inc	1,087,425
121,635	*	Microsemi Corp	5,124,483
56,821		MKS Instruments, Inc	2,866,619
41,533		Monolithic Power Systems, Inc	3,273,216
25,001	*	Nanometrics, Inc	522,271
32,544	*	NeoPhotonics Corp Ltd	455,616
5,322		NVE Corp	299,469
28,541	*	PDF Solutions, Inc	563,685
68,555	*	Photronics, Inc	664,983
29,059		Power Integrations, Inc	1,872,852
117,160	*	Rambus, Inc	1,428,180
31,230	*	Rudolph Technologies, Inc	565,263
68,513	*	Semtech Corp	1,658,015
37,866	*	Sigma Designs, Inc	276,422
44,209	*	Silicon Laboratories, Inc	2,650,329
52,308		Tessera Technologies, Inc	1,940,627
32,683	*	Ultra Clean Holdings	277,805
23,063	*	Ultratech, Inc	491,011
42,220	*	Veeco Instruments, Inc	916,174
55,509	*	Xcerra Corp	305,855
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	65,359,745

SOFTWARE & SERVICES - 8.8%
38,271	*	2U, Inc	1,334,127
265

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

46,625	*	A10 Networks, Inc	$357,147
123,398	*	ACI Worldwide, Inc	2,235,972
39,588	*	Actua Corp	461,200
82,237	*	Acxiom Corp	1,937,504
10,895	*	Alarm.com Holdings, Inc	317,916
19,683	*,e	ALJ Regional Holdings, Inc	78,535
20,089	*	Amber Road, Inc	191,448
27,198		American Software, Inc (Class A)	283,675
42,708	*,e	Angie’s List, Inc	328,852
16,292	*	Apigee Corp	282,666
8,050	*,e	Appfolio, Inc	153,352
87,685	*	Aspen Technology, Inc	4,317,609
9,141	*	Autobytel, Inc	149,455
50,405	*	Bankrate, Inc	393,159
23,273	*	Barracuda Networks, Inc	542,726
86,532	*	Bazaarvoice, Inc	424,007
13,605	*,e	Benefitfocus, Inc	442,162
50,289		Blackbaud, Inc	3,087,745
58,915	*	Blackhawk Network Holdings, Inc	2,029,622
43,221	*	Blucora, Inc	574,839
42,307	*	Bottomline Technologies, Inc	959,946
51,529	*	Box, Inc	743,048
32,594	*	Brightcove, Inc	363,423
30,667	*	BroadSoft, Inc	1,274,214
25,982	*	CACI International, Inc (Class A)	2,542,339
58,715	*	Callidus Software, Inc	1,071,549
17,791	*	Carbonite, Inc	303,337
48,263	*	Cardtronics plc	2,413,150
13,537	*	Care.com, Inc	122,916
11,777		Cass Information Systems, Inc	634,309
25,274	*	ChannelAdvisor Corp	278,014
26,596	*,e	Cimpress NV	2,214,117
40,711	*	Commvault Systems, Inc	2,178,038
50,774	*	comScore, Inc	1,461,783
94,950		Convergys Corp	2,772,540
53,949	*	Cornerstone OnDemand, Inc	2,228,094
34,240		CSG Systems International, Inc	1,302,147
31,827	*	Cvent, Inc	993,639
20,219	*	Datalink Corp	191,676
52,902	*	DHI Group, Inc	301,541
9,411	*	Digimarc Corp	297,388
110,919		EarthLink Holdings Corp	634,457
26,328	e	Ebix, Inc	1,474,368
35,004	*	Ellie Mae, Inc	3,706,574
63,529	*,e	Endurance International Group Holdings, Inc	466,938
31,776	*,e	EnerNOC, Inc	165,235
44,502	*	Envestnet, Inc	1,573,146
51,402	*	EPAM Systems, Inc	3,308,747
68,976		EVERTEC, Inc	1,044,986
29,954	*	Everyday Health, Inc	314,517
14,638	*	EXA Corp	204,932
34,489	*	ExlService Holdings, Inc	1,518,551
32,855		Fair Isaac Corp	3,964,941
266

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

34,823	*	Five9, Inc	$498,665
41,878	*	FleetMatics Group plc	2,508,492
10,412		Forrester Research, Inc	387,847
34,068	*	Gigamon, Inc	1,883,960
8,603	*	Global Sources Ltd	69,684
27,859	*,e	Globant S.A.	1,211,866
110,538	*,e	Glu Mobile, Inc	218,865
59,360	*,e	Gogo, Inc	600,130
86,031	*	GrubHub, Inc	3,278,641
27,842	*	GTT Communications, Inc	626,445
23,852	*	Guidance Software, Inc	123,076
23,423		Hackett Group, Inc	377,579
42,523	*,e	Hortonworks, Inc	324,876
30,983	*	HubSpot, Inc	1,625,058
29,954	*	Imperva, Inc	1,105,303
62,112	*	inContact, Inc	863,978
59,781	*	Infoblox, Inc	1,584,197
32,777	*	Information Services Group, Inc	129,469
11,111	*	Instructure, Inc	282,775
18,663	*	Interactive Intelligence, Inc	1,128,178
43,742	*	Intralinks Holdings, Inc	401,114
50,350		j2 Global, Inc	3,582,403
60,877	*	Jive Software, Inc	240,464
74,498	*	Limelight Networks, Inc	132,606
61,565	*	Lionbridge Technologies	297,359
27,863	*	Liquidity Services, Inc	246,588
57,319	*	Liveperson, Inc	487,212
26,960	e	LogMeIn, Inc	2,561,200
6,072	*	Majesco	27,628
26,093		Mantech International Corp (Class A)	1,013,191
31,255	*	Marchex, Inc (Class B)	78,763
68,748		MAXIMUS, Inc	3,579,021
43,543	*,e	MeetMe, Inc	212,925
114,372		Mentor Graphics Corp	3,305,351
10,201	*	MicroStrategy, Inc (Class A)	1,987,257
15,191	*,e	MINDBODY, Inc	314,454
31,032	*,e	Mitek Systems, Inc	209,466
52,911	*	MobileIron, Inc	193,125
23,694	*	Model N, Inc	244,048
31,265	*	MoneyGram International, Inc	219,168
42,817		Monotype Imaging Holdings, Inc	817,805
6,318		NCI, Inc (Class A)	74,237
56,196	*,e	NeuStar, Inc (Class A)	1,261,600
23,183	*,e	New Relic, Inc	845,020
67,450		NIC, Inc	1,547,978
14,612	*	Numerex Corp	103,891
13,643	*	Park City Group, Inc	179,405
47,071	*	Paycom Software, Inc	2,434,983
22,295	*	Paylocity Holding Corp	969,610
38,080		Pegasystems, Inc	1,176,672
37,932	*	Perficient, Inc	705,915
15,484	*	PFSweb, Inc	111,794
44,793	*	Planet Payment, Inc	156,328
267

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

53,031	*	Progress Software Corp	$1,427,064
43,488	*	Proofpoint, Inc	3,408,589
26,602	*	PROS Holdings, Inc	583,116
26,969	*	Q2 Holdings, Inc	757,829
9,874		QAD, Inc (Class A)	237,470
29,564	*	Qualys, Inc	1,101,259
34,576	*	QuinStreet, Inc	100,270
66,183	*	Quotient Technology, Inc	701,540
20,943	*,e	Rapid7, Inc	300,113
21,714	*	RealNetworks, Inc	96,844
58,186	*	RealPage, Inc	1,582,659
9,196		Reis, Inc	180,701
40,681	*	RetailMeNot, Inc	368,163
12,239	*	Rightside Group Ltd	102,930
63,214	*	RingCentral, Inc	1,308,530
20,473	*	Rosetta Stone, Inc	145,768
39,299	*	Rubicon Project, Inc	301,030
25,634		Sapiens International Corp NV	348,879
45,146		Science Applications International Corp	3,111,011
6,355	*,e	SecureWorks Corp	74,925
64,377	*	ServiceSource International LLC	305,791
20,327	*,e	Shutterstock, Inc	1,199,090
39,927	*	Silver Spring Networks, Inc	561,374
17,940	*	SPS Commerce, Inc	1,119,097
17,401	*	Stamps.com, Inc	1,697,468
40,852	*	Sykes Enterprises, Inc	1,092,382
44,310	*	Synchronoss Technologies, Inc	1,626,620
34,222	e	Syntel, Inc	687,862
88,780	*	Take-Two Interactive Software, Inc	3,940,944
29,931	*	Tangoe, Inc	256,808
18,841	*	TechTarget, Inc	152,235
34,344	*	TeleNav, Inc	187,175
17,474		TeleTech Holdings, Inc	491,019
124,571	*	TiVo Corp	2,472,734
120,758		Travelport Worldwide Ltd	1,705,103
54,848	*,e	TrueCar, Inc	529,283
23,162	*,e	TubeMogul, Inc	169,083
53,073	*,e	Unisys Corp	554,613
11,263	*	Varonis Systems, Inc	321,559
31,857	*	Vasco Data Security International	438,034
66,467	*	Verint Systems, Inc	2,392,812
51,933	*,e	VirnetX Holding Corp	158,396
29,286	*	Virtusa Corp	554,677
39,974	*	WebMD Health Corp (Class A)	1,963,923
45,455	*	Website Pros, Inc	731,826
23,216	*	Workiva, Inc	384,225
24,101	*	Xactly Corp	310,903
27,559	*	XO Group, Inc	507,086
86,749	*	Zendesk, Inc	2,280,631
56,021	*	Zix Corp	228,005
		TOTAL SOFTWARE & SERVICES	156,755,431
268

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 5.3%
115,120	*,e	3D Systems Corp	$1,596,714
51,546		Adtran, Inc	935,560
26,953	*	Aerohive Networks, Inc	142,581
15,013	*	Agilysys, Inc	144,875
31,067	*	Anixter International, Inc	2,042,655
17,493	*,e	Applied Optoelectronics, Inc	336,390
36,618	*	Avid Technology, Inc	240,580
49,470		AVX Corp	693,569
29,772		Badger Meter, Inc	957,170
9,564		Bel Fuse, Inc (Class B)	228,101
44,861		Belden CDT, Inc	2,907,441
52,206	*	Benchmark Electronics, Inc	1,312,981
15,785		Black Box Corp	181,528
37,373	*	CalAmp Corp	482,859
43,314	*	Calix, Inc	270,713
146,388	*	Ciena Corp	2,836,999
12,064	*,e	Clearfield, Inc	202,072
25,662	*	Coherent, Inc	2,671,927
24,589		Comtech Telecommunications Corp	255,726
22,936	*,e	Control4 Corp	258,947
22,215	e	CPI Card Group, Inc	122,183
43,588	*	Cray, Inc	906,630
32,766		CTS Corp	596,341
40,062		Daktronics, Inc	334,518
72,760		Diebold, Inc	1,586,168
27,359	*	Digi International, Inc	250,335
18,383		DTS, Inc	778,520
18,963	*	Eastman Kodak Co	282,549
29,130	*	Electro Scientific Industries, Inc	150,893
50,177	*	Electronics for Imaging, Inc	2,134,028
27,578		EMCORE Corp	180,636
6,678	*	ePlus, Inc	611,371
109,021	*	Extreme Networks, Inc	458,978
37,268	*	Fabrinet	1,414,693
17,943	*	FARO Technologies, Inc	601,988
115,064	*	Finisar Corp	3,150,452
82,621	*	Harmonic, Inc	421,367
62,861	*	II-VI, Inc	1,747,536
32,037	*	Immersion Corp	261,422
151,660	*	Infinera Corp	1,182,948
38,714	*	Insight Enterprises, Inc	1,114,576
37,010		InterDigital, Inc	2,614,757
86,395	*	InvenSense, Inc	660,922
35,163	*	Itron, Inc	1,895,286
67,736	*	Ixia	809,445
30,913	*	Kimball Electronics, Inc	429,691
95,417	*	Knowles Corp	1,425,530
16,067	*	KVH Industries, Inc	127,733
23,655		Littelfuse, Inc	3,299,872
53,035	*	Lumentum Holdings, Inc	1,781,976
33,182	*,e	Maxwell Technologies, Inc	160,601
3,161		Mesa Laboratories, Inc	399,045
37,968		Methode Electronics, Inc	1,184,602
269

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

17,690		MTS Systems Corp	$841,160
34,344	*	Netgear, Inc	1,734,372
95,291	*	Netscout Systems, Inc	2,615,738
66,548	*	Nimble Storage, Inc	507,761
33,624	*	Novanta, Inc	586,739
108,172	*	Oclaro, Inc	790,737
18,569	*	OSI Systems, Inc	1,302,244
20,087		Park Electrochemical Corp	309,942
12,008		PC Connection, Inc	278,706
35,356		Plantronics, Inc	1,828,259
35,188	*	Plexus Corp	1,611,962
70,840	*	Pure Storage, Inc	874,166
37,439	*	Radisys Corp	156,121
28,436	*	Rofin-Sinar Technologies, Inc	925,592
19,109	*	Rogers Corp	1,040,103
78,716	*	Sanmina Corp	2,176,497
26,546	*	Scansource, Inc	929,110
70,907	*	ShoreTel, Inc	471,532
5,945		Silicom Ltd	221,154
38,239	*	Silicon Graphics International Corp	296,352
51,488	*	Sonus Networks, Inc	298,116
51,954	*,e	Stratasys Ltd	993,360
40,049	*	Super Micro Computer, Inc	949,161
37,194	*	Synaptics, Inc	1,938,551
31,068		SYNNEX Corp	3,185,713
10,728		Systemax, Inc	84,215
37,318	*	Tech Data Corp	2,874,232
76,603	*	TTM Technologies, Inc	1,007,329
27,087	*,e	Ubiquiti Networks, Inc	1,420,171
44,213	*	Universal Display Corp	2,285,812
37,979	*,e	USA Technologies, Inc	170,906
47,333	*	Viasat, Inc	3,344,550
251,453	*	Viavi Solutions, Inc	1,790,345
146,126		Vishay Intertechnology, Inc	2,060,377
12,081	*	Vishay Precision Group, Inc	189,672
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	93,867,737

TELECOMMUNICATION SERVICES - 0.8%
94,422	*	8x8, Inc	1,345,513
11,126		ATN International, Inc	752,563
39,081	*	Boingo Wireless, Inc	379,867
44,252	*	Cincinnati Bell, Inc	869,552
43,340		Cogent Communications Group, Inc	1,599,246
53,661		Consolidated Communications Holdings, Inc	1,284,108
22,547	*	Fairpoint Communications, Inc	351,733
30,849	*	General Communication, Inc (Class A)	488,648
397,297	*,e	Globalstar, Inc	367,738
6,596	*	Hawaiian Telcom Holdco, Inc	135,350
18,373		IDT Corp (Class B)	328,693
34,880		Inteliquent, Inc	585,635
86,713	*,e	Iridium Communications, Inc	706,711
20,928	*	Lumos Networks Corp	297,387
56,195	*,e	NII Holdings, Inc	137,678
270

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

68,204	*	Orbcomm, Inc	$609,062
10,481	*,e	pdvWireless, Inc	247,351
50,020		Shenandoah Telecom Co	1,320,528
20,301		Spok Holdings, Inc	366,433
9,474	*,e	Straight Path Communications, Inc	230,029
68	*,m	Touch America Holdings, Inc	0
206,723	*	Vonage Holdings Corp	1,418,120
102,001	e	Windstream Holdings, Inc	800,708
		TOTAL TELECOMMUNICATION SERVICES	14,622,653

TRANSPORTATION - 1.6%
51,458	*	Air Transport Services Group, Inc	680,789
14,196		Allegiant Travel Co	1,957,628
25,630		Arkansas Best Corp	510,037
25,521	*	Atlas Air Worldwide Holdings, Inc	1,068,054
29,683		Celadon Group, Inc	192,940
30,649		Costamare, Inc	199,218
12,525	*	Covenant Transportation Group, Inc	200,275
30,398	*	Echo Global Logistics, Inc	644,438
31,577		Forward Air Corp	1,304,762
56,296	*	Hawaiian Holdings, Inc	2,534,727
48,961		Heartland Express, Inc	900,882
35,449	*	Hub Group, Inc (Class A)	1,292,116
71,679		Knight Transportation, Inc	2,096,611
24,395		Marten Transport Ltd	500,098
46,499		Matson, Inc	1,857,170
3,157	*	PAM Transportation Services, Inc	62,193
9,023		Park-Ohio Holdings Corp	288,285
40,018	*	Radiant Logistics, Inc	100,045
32,126	*	Roadrunner Transportation Services Holdings, Inc	244,158
27,602	*	Saia, Inc	984,011
51,369	*,e	Scorpio Bulkers, Inc	200,339
52,222		Skywest, Inc	1,574,493
78,148	*,e	Swift Transportation Co, Inc	1,748,952
8,612		Universal Truckload Services, Inc	107,219
9,571	*	USA Truck, Inc	78,769
20,012	*	Virgin America, Inc	1,087,652
47,164		Werner Enterprises, Inc	1,134,294
59,162	*	Wesco Aircraft Holdings, Inc	760,232
104,228	*	XPO Logistics, Inc	3,432,228
31,745	*	YRC Worldwide, Inc	281,896
		TOTAL TRANSPORTATION	28,024,511

UTILITIES - 4.0%
53,211		Allete, Inc	3,261,302
38,693		American States Water Co	1,546,946
8,771		Artesian Resources Corp	247,518
128,908		Atlantic Power Corp	296,488
61,033		Atlantica Yield plc	1,097,373
67,330		Avista Corp	2,787,462
55,109		Black Hills Corp	3,408,492
50,961		California Water Service Group	1,579,791
15,591		Chesapeake Utilities Corp	998,604
271

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

11,699		Connecticut Water Service, Inc	$609,167
14,359		Consolidated Water Co, Inc	160,821
7,180	e	Delta Natural Gas Co, Inc	169,089
125,711	*	Dynegy, Inc	1,338,822
43,094		El Paso Electric Co	1,990,943
46,015		Empire District Electric Co	1,575,093
16,769		Genie Energy Ltd	87,366
8,631	e	Global Water Resources, Inc	67,494
54,161		Idacorp, Inc	4,245,681
37,504		MGE Energy, Inc	2,192,109
17,036		Middlesex Water Co	615,000
91,531		New Jersey Resources Corp	3,107,477
28,825		Northwest Natural Gas Co	1,694,910
52,122		NorthWestern Corp	2,999,621
35,280		NRG Yield, Inc (Class A)	519,674
67,694		NRG Yield, Inc (Class C)	1,042,488
55,719		ONE Gas, Inc	3,414,460
41,662		Ormat Technologies, Inc	2,009,358
40,220		Otter Tail Corp	1,445,909
70,836		Pattern Energy Group, Inc	1,583,185
85,588		PNM Resources, Inc	2,811,566
94,710		Portland General Electric Co	4,133,144
17,232		SJW Corp	874,179
85,621		South Jersey Industries, Inc	2,538,663
50,627		Southwest Gas Corp	3,668,433
4,184	e	Spark Energy, Inc	101,253
47,654		Spire, Inc	2,992,671
87,779	*,e	Talen Energy Corp	1,222,761
96,730		TerraForm Global, Inc	362,738
91,370	e	TerraForm Power, Inc	1,133,902
15,084		Unitil Corp	611,958
24,303	*,e	Vivint Solar, Inc	75,339
54,087		WGL Holdings, Inc	3,411,267
14,161		York Water Co	447,488
		TOTAL UTILITIES	70,478,005

		TOTAL COMMON STOCKS	1,772,382,110
		(Cost $1,469,954,994)

RIGHTS / WARRANTS - 0.0%
DIVERSIFIED FINANCIALS - 0.0%
1,297	m	Emergent Capital, Inc	0
		TOTAL DIVERSIFIED FINANCIALS	0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
8,325	m	Forest Laboratories, Inc CVR	7,908
5,149	m	Omthera Pharmaceuticals, Inc	3,089
34,794	e,m	Trius Therapeutics, Inc	4,523
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	15,520

SOFTWARE & SERVICES - 0.0%
17,421	m	Gerber Scientific, Inc	0
		TOTAL SOFTWARE & SERVICES	0
272

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

TELECOMMUNICATION SERVICES - 0.0%
55,538	m	Leap Wireless International, Inc			$139,956
		TOTAL TELECOMMUNICATION SERVICES			139,956

		TOTAL RIGHTS / WARRANTS			155,476
		(Cost $140,391)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 9.1%
GOVERNMENT AGENCY DEBT - 0.2%
$4,500,000		Federal Home Loan Bank (FHLB)	0.150%	11/01/16	4,500,000
		TOTAL GOVERNMENT AGENCY DEBT			4,500,000

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 8.9%
157,887,271	c	State Street Navigator Securities Lending Government Money Market Portfolio	157,887,271
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	157,887,271
		TOTAL SHORT-TERM INVESTMENTS	162,387,271
		(Cost $162,387,271)

		TOTAL INVESTMENTS - 108.9%	1,934,924,857
		(Cost $1,632,482,656)
		OTHER ASSETS & LIABILITIES, NET - (8.9)%	(158,173,142)
		NET ASSETS - 100.0%	$1,776,751,715

Abbreviation(s):
CVR Contingent Value Rights
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $152,164,805.
m	Indicates a security that has been deemed illiquid.
273

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

BRAZIL - 7.6%
73,173		AES Tiete S.A.	$379,161
1,846,651	*	AMBEV S.A.	10,893,621
308,045	*	Banco Bradesco S.A.	3,062,114
1,080,335	*	Banco Bradesco S.A. (Preference)	11,317,795
319,186	*	Banco do Brasil S.A.	2,928,872
1,258,486	*	Banco Itau Holding Financeira S.A.	15,139,681
152,739	*	Banco Santander Brasil S.A.	1,258,470
271,000		BB Seguridade Participacoes S.A.	2,728,678
679,274	*	BM&F Bovespa S.A.	4,000,737
197,080		BR Malls Participacoes S.A.	789,061
51,415		Braskem S.A.	455,358
237,256	*	BRF S.A.	3,969,132
73,992	*	Centrais Eletricas Brasileiras S.A. (Preference)	633,985
96,241		CETIP S.A.-Balcao Organizado de Ativos e Derivativos	1,352,861
59,457		Cia Brasileira de Distribuicao Grupo Pao de Acucar	1,136,240
345,356		Cia de Concessoes Rodoviarias	1,877,170
123,300	*	Cia de Saneamento Basico do Estado de Sao Paulo	1,301,758
282,891		Cia Energetica de Minas Gerais	864,094
65,820		Cia Energetica de Sao Paulo (Class B)	305,799
33,495	*	Cia Paranaense de Energia	383,535
238,230	*	Cia Siderurgica Nacional S.A.	801,563
397,399		Cielo S.A.	4,033,749
58,936		Cosan SA Industria e Comercio	792,460
80,081		CPFL Energia S.A.	607,632
94,262		EDP - Energias do Brasil S.A.	453,296
246,079	*	Empresa Brasileira de Aeronautica S.A.	1,322,135
58,700	*	Engie Brasil Energia S.A.	745,703
72,800		Equatorial Energia S.A.	1,298,632
93,063		Fibria Celulose S.A.	744,621
354,675		Gerdau S.A. (Preference)	1,224,473
128,282		Hypermarcas S.A.	1,075,447
260,764		JBS S.A.	793,239
111,120		Klabin S.A.	572,658
535,696		Kroton Educacional S.A.	2,668,411
54,991	*	Localiza Rent A Car	682,736
69,210		Lojas Americanas S.A.	339,545
227,985		Lojas Americanas S.A.(Preference)	1,478,474
251,350		Lojas Renner S.A.	2,126,081
12,800	*	M Dias Branco S.A.	546,607
28,500	*	Multiplan Empreendimentos Imobiliarios S.A.	572,768
65,392	*	Natura Cosmeticos S.A.	628,107
82,453		Odontoprev S.A.	309,974
1,219,572	*	Petroleo Brasileiro S.A.	7,121,812
1,597,246	*	Petroleo Brasileiro S.A. (Preference)	8,851,905
274

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

36,381		Porto Seguro S.A.	$345,004
86,500		Qualicorp S.A.	556,613
92,900	*	Raia Drogasil S.A.	2,062,310
287,000	*	Rumo Logistica Operadora Multimodal S.A.	641,974
81,909	*	Satipel Industrial S.A.	221,195
52,505		Sul America SA	316,971
127,400		Suzano Papel e Celulose S.A.	449,412
176,321	*	Telefonica Brasil S.A.	2,550,910
318,066		Tim Participacoes S.A.	882,852
42,000	*	Totvus S.A.	381,053
37,400		Transmissora Alianca de Energia Eletrica S.A.	243,123
149,180		Ultrapar Participacoes S.A.	3,380,385
471,600	*	Vale S.A.	3,262,195
735,873	*	Vale S.A. (Preference)	4,755,971
224,240		Weg S.A.	1,236,411
		TOTAL BRAZIL	125,856,529

CHILE - 1.2%
775,256		AES Gener S.A.	264,139
1,207,642		Aguas Andinas S.A.	796,239
7,714,069		Banco de Chile	918,173
15,037		Banco de Credito e Inversiones	772,867
22,952,212		Banco Santander Chile S.A.	1,284,490
585,666		Centros Comerciales Sudamericanos S.A.	1,909,274
55,611		Cia Cervecerias Unidas S.A.	597,315
3,298,370		Colbun S.A.	718,580
53,437,410		Corpbanca S.A.	485,765
103,324		Embotelladora Andina S.A.	414,343
1,257,237	*	Empresa Nacional de Electricidad S.A.	867,278
54,757	*	Empresa Nacional de Telecomunicaciones S.A.	587,203
479,049		Empresas CMPC S.A.	1,037,712
207,023		Empresas COPEC S.A.	2,080,245
1,139,572		Endesa Americas S.A.	530,255
8,296,159	*	Enersis Chile S.A.	830,606
7,137,445		Enersis S.A.	1,205,976
104,466	*	Lan Airlines S.A.	1,002,668
261,201		SACI Falabella	2,050,997
39,759		Sociedad Quimica y Minera de Chile S.A. (Class B)	1,179,404
		TOTAL CHILE	19,533,529

CHINA - 24.8%
407,000	*,g	3SBio, Inc	406,154
29,187	*,e	58.COM, Inc (ADR)	1,221,476
295,000		AAC Technologies Holdings, Inc	2,810,745
10,262,000		Agricultural Bank of China	4,316,925
688,000		Air China Ltd	452,038
435,802	*	Alibaba Group Holding Ltd (ADR)	44,316,705
1,244,000	*	Alibaba Health Information Technology Ltd	649,985
2,382,000	*,e	Aluminum Corp of China Ltd	884,728
526,500	e	Anhui Conch Cement Co Ltd	1,455,202
389,000		Anta Sports Products Ltd	1,121,807
852,000		AviChina Industry & Technology Co	578,192
105,245	*	Baidu, Inc (ADR)	18,613,631
275

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

31,468,000		Bank of China Ltd	$14,101,408
3,615,500		Bank of Communications Co Ltd	2,748,045
548,000		Beijing Capital International Airport Co Ltd	573,524
210,000		Beijing Enterprises Holdings Ltd	1,049,545
1,702,000		Beijing Enterprises Water Group Ltd	1,231,138
2,416,000		Belle International Holdings Ltd	1,458,979
1,192,000		Brilliance China Automotive Holdings Ltd	1,417,892
261,500	*,e	Byd Co Ltd	1,721,545
4,158,000	g	CGN Power Co Ltd	1,213,926
3,872,000		China Cinda Asset Management Co Ltd	1,391,026
3,837,600		China Citic Bank	2,474,986
1,474,000	*	China Coal Energy Co	834,473
1,788,000		China Communications Construction Co Ltd	1,963,318
988,400		China Communications Services Corp Ltd	586,464
513,000		China Conch Venture Holdings Ltd	957,670
32,906,350		China Construction Bank	24,029,754
1,123,000	*,e	China COSCO Holdings Co Ltd	386,952
1,527,000		China Everbright Bank Co Ltd	696,198
953,000		China Everbright International Ltd	1,139,246
372,000		China Everbright Ltd	727,467
1,827,000	e	China Evergrande Group	1,202,595
1,315,000		China Galaxy Securities Co Ltd	1,248,435
1,846,000	e	China Huishan Dairy Holdings Co Ltd	685,201
631,024	*	China Insurance International Holdings Co Ltd	1,214,515
2,948,000		China Life Insurance Co Ltd	7,298,456
1,275,000		China Longyuan Power Group Corp	972,122
497,000		China Medical System Holdings Ltd	776,114
1,062,000		China Mengniu Dairy Co Ltd	2,006,137
1,596,500		China Merchants Bank Co Ltd	3,882,287
495,780		China Merchants Holdings International Co Ltd	1,281,801
2,522,300		China Minsheng Banking Corp Ltd	2,869,913
2,397,500		China Mobile Hong Kong Ltd	27,466,700
1,028,000	e	China National Building Material Co Ltd	469,104
1,106,000	e	China Oilfield Services Ltd	1,061,512
1,570,000		China Overseas Land & Investment Ltd	4,819,724
1,048,600		China Pacific Insurance Group Co Ltd	3,780,612
1,363,000		China Power International Development Ltd	495,648
781,000		China Railway Construction Corp	976,267
1,663,000		China Railway Group Ltd	1,281,915
664,677	*	China Resources Beer Holdings Company Ltd	1,412,483
348,000		China Resources Gas Group Ltd	1,091,179
1,111,555		China Resources Land Ltd	2,760,581
719,372		China Resources Power Holdings Co	1,218,875
1,469,500		China Shenhua Energy Co Ltd	3,046,599
1,635,000	*,e	China Shipping Container Lines Co Ltd	342,860
726,000		China Southern Airlines Co Ltd	407,409
746,000		China State Construction International Holdings Ltd	1,088,300
5,688,000		China Telecom Corp Ltd	2,932,520
2,456,000		China Unicom Ltd	2,883,376
557,500		China Vanke Co Ltd	1,455,116
356,400		Chongqing Changan Automobile Co Ltd	543,411
1,050,000		Chongqing Rural Commercial Bank	628,386
1,681,000		Citic Pacific Ltd	2,412,187
276

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

910,500		CITIC Securities Co Ltd	$2,013,635
7,168,000		CNOOC Ltd	9,019,308
765,543		COSCO Pacific Ltd	758,967
2,163,675		Country Garden Holdings Co Ltd	1,122,876
1,636,050		CRRC Corp Ltd	1,481,331
1,562,000		CSPC Pharmaceutical Group Ltd	1,617,319
135,304	*	Ctrip.com International Ltd (ADR)	5,973,672
1,070,000		Dongfeng Motor Group Co Ltd	1,115,237
310,000		ENN Energy Holdings Ltd	1,457,409
110,728	*	Fang Holdings Ltd (ADR)	368,724
850,000		Far East Horizon Ltd	774,199
1,060,952		Fosun International	1,536,317
1,568,000		Franshion Properties China Ltd	432,356
2,095,000		Geely Automobile Holdings Ltd	2,155,654
558,600		GF Securities Co Ltd	1,241,063
4,856,668	e	GOME Electrical Appliances Holdings Ltd	612,011
1,179,500		Great Wall Motor Co Ltd	1,151,130
1,214,000		Guangdong Investments Ltd	1,830,385
898,000		Guangzhou Automobile Group Co Ltd	1,084,436
382,000		Guangzhou R&F Properties Co Ltd	538,366
290,000		Haitian International Holdings Ltd	597,807
1,248,000		Haitong Securities Co Ltd	2,208,032
299,000		Hengan International Group Co Ltd	2,375,472
738,000		Huadian Power International Co	316,300
1,646,000		Huaneng Power International, Inc	1,011,761
1,708,000		Huaneng Renewables Corp Ltd	572,319
587,200	g	Huatai Securities Co Ltd	1,239,611
29,008,000		Industrial & Commercial Bank of China	17,411,742
269,432	*	JD.com, Inc (ADR)	6,991,760
576,000		Jiangsu Express	783,148
752,000		Jiangxi Copper Co Ltd	887,722
318,000		Kingsoft Corp Ltd	712,867
2,918,000		Lenovo Group Ltd	1,869,221
578,000		Longfor Properties Co Ltd	767,168
476,000	*	Luye Pharma Group Ltd	319,940
30,783		Netease.com (ADR)	7,910,923
314,000		New China Life insurance Co Ltd	1,355,854
52,944	*	New Oriental Education & Technology Group (ADR)	2,654,083
2,723,000		People’s Insurance Co Group of China Ltd	1,081,933
1,841,055		PICC Property & Casualty Co Ltd	2,971,651
2,054,000		Ping An Insurance Group Co of China Ltd	10,811,261
13,700	*,e	Qunar Cayman Islands Ltd (ADR)	405,109
10,803,000	*	Semiconductor Manufacturing International	1,308,327
684,000		Shandong Weigao Group Medical Polymer Co Ltd	445,316
1,114,000	*	Shanghai Electric Group Co Ltd	514,352
145,000		Shanghai Fosun Pharmaceutical Group Co Ltd	445,257
173,000		Shanghai Industrial Holdings Ltd	528,889
399,199	m	Shanghai Lujiazui Finance & Trade Zone Development Co Ltd	621,473
301,300		Shanghai Pharmaceuticals Holding Co Ltd	775,341
244,000		Shenzhou International Group Holdings Ltd	1,616,158
1,339,649		Shui On Land Ltd	331,304
1,194,471		Sino-Ocean Land Holdings Ltd	496,109
532,000		Sinopec Engineering Group Co Ltd	469,676
277

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

1,428,000		Sinopec Shanghai Petrochemical Co Ltd	$727,927
484,800		Sinopharm Group Co	2,354,189
766,000		Sinotrans Ltd	360,698
863,500		Soho China Ltd	445,261
693,000	e	Sunac China Holdings Ltd	472,961
19,100	*,e	TAL Education Group (ADR)	1,555,504
2,192,100		Tencent Holdings Ltd	58,095,737
804,000	e	Tingyi Cayman Islands Holding Corp	866,715
357,000		Travelsky Technology Ltd	761,683
158,000		Tsingtao Brewery Co Ltd	630,324
159,424	*	Vipshop Holdings Ltd (ADR)	2,179,326
2,245,000	e	Want Want China Holdings Ltd	1,366,680
419,400		Weichai Power Co Ltd	632,700
1,220,000	e	Yanzhou Coal Mining Co Ltd	903,525
12,504	*,e	YY, Inc (ADR)	601,067
600,000		Zhejiang Expressway Co Ltd	628,169
205,500		Zhuzhou CSR Times Electric Co Ltd	993,665
2,430,000		Zijin Mining Group Co Ltd	772,291
279,864		ZTE Corp	384,523
		TOTAL CHINA	407,368,710

COLOMBIA - 0.4%
163,372		BanColombia S.A. (Preference)	1,550,708
198,544		Cementos Argos S.A.	785,782
25,401		Corp Financiera Colombiana S.A.	314,938
2,475,845	*	Ecopetrol S.A.	1,078,681
107,119		Grupo Argos S.A.	694,703
1,603,675		Grupo Aval Acciones y Valores	661,358
82,814		Grupo de Inversiones Suramericana S.A.	1,068,095
34,962		Grupo de Inversiones Suramericana S.A. (Preference)	441,853
151,305		Interconexion Electrica S.A.	502,710
		TOTAL COLOMBIA	7,098,828

CZECH REPUBLIC - 0.1%
62,116		CEZ AS	1,171,582
25,590		Komercni Banka AS	936,341
19,025		Telefonica O2 Czech Republic AS	174,567
		TOTAL CZECH REPUBLIC	2,282,490

EGYPT - 0.2%
379,053		Commercial International Bank	2,205,270
944,833	*	Orascom Telecom Holding SAE	511,788
316,999		Talaat Moustafa Group	202,409
		TOTAL EGYPT	2,919,467

GREECE - 0.3%
493,901	*	Alpha Bank AE	844,504
633,723	*	Eurobank Ergasias S.A.	374,277
10,570	*	FF Group	253,147
90,249		Hellenic Telecommunications Organization S.A.	827,607
37,462		JUMBO S.A.	532,555
1,832,481	*	National Bank of Greece S.A.	374,778
83,715		OPAP S.A.	714,009
278

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

2,432,366	*	Piraeus Bank S.A.	$402,261
17,832		Titan Cement Co S.A.	414,182
		TOTAL GREECE	4,737,320

HONG KONG - 0.4%
4,340,000	*,e	Alibaba Pictures Group Ltd	854,303
742,000		China Gas Holdings Ltd	1,129,419
4,891,799	e	GCL Poly Energy Holdings Ltd	659,334
510,000		Haier Electronics Group Co Ltd	821,983
690,000		Nine Dragons Paper Holdings Ltd	560,979
479,000		Shimao Property Holdings Ltd	638,928
1,637,000		Sino Biopharmaceutical	1,144,189
878,500		Sun Art Retail Group Ltd	618,798
		TOTAL HONG KONG	6,427,933

HUNGARY - 0.3%
20,137		MOL Hungarian Oil and Gas plc	1,291,591
97,126		OTP Bank	2,721,873
41,186		Richter Gedeon Rt	884,145
		TOTAL HUNGARY	4,897,609

INDIA - 8.1%
266,943		Ambuja Cements Ltd	960,799
25,796		Apollo Hospitals Enterprise Ltd	518,343
648,962		Ashok Leyland Ltd	888,484
130,351		Asian Paints Ltd	2,099,829
22,272		Associated Cement Co Ltd	506,324
100,317		Aurobindo Pharma Ltd	1,229,179
581,757		Axis Bank Ltd	4,255,582
39,540		Bajaj Finance Ltd	639,611
32,292		Bajaj Holdings and Investment Ltd	1,370,052
42,805		Bharat Forge Ltd	567,001
220,017		Bharat Heavy Electricals	458,319
129,166		Bharat Petroleum Corp Ltd	1,296,834
403,056		Bharti Airtel Ltd	1,924,795
166,703		Bharti Infratel Ltd	868,288
2,801		Bosch Ltd	919,009
69,715		Cadila Healthcare Ltd	437,514
261,575		Cairn India Ltd	883,702
129,169		Cipla Ltd	1,120,338
324,667		Coal India Ltd	1,583,629
11,787		Container Corp Of India Ltd	242,506
161,443		Dabur India Ltd	706,424
25,689		Divi S Laboratories Ltd	495,852
43,711		Dr Reddy’s Laboratories Ltd	2,170,710
5,196		Eicher Motors Ltd	1,869,638
129,367		GAIL India Ltd	836,616
1,505		GlaxoSmithKline Consumer Healthcare Ltd	136,516
49,643		Glenmark Pharmaceuticals Ltd	695,079
34,951		Godrej Consumer Products Ltd	839,539
54,191		Havells India Ltd	331,193
234,572		HCL Technologies Ltd	2,697,673
18,935		Hero Honda Motors Ltd	950,411
279

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

535,754		Hindalco Industries Ltd	$1,204,926
274,587		Hindustan Lever Ltd	3,451,232
569,983		Housing Development Finance Corp	11,771,249
511,889		ICICI Bank Ltd	2,129,169
475,338		Idea Cellular Ltd	547,238
124,777		Indiabulls Housing Finance Ltd	1,584,680
730,430		Infosys Technologies Ltd	10,950,969
1,391,701		ITC Ltd	5,039,158
34,233	*	JSW Steel Ltd	850,755
137,112		Larsen & Toubro Ltd	3,032,053
136,162		LIC Housing Finance Ltd	1,200,918
87,861		Lupin Ltd	1,998,247
112,750		Mahindra & Mahindra Financial Services Ltd	611,876
149,405		Mahindra & Mahindra Ltd	2,947,950
127,054		Marico Ltd	529,456
45,202		Maruti Suzuki India Ltd	3,995,897
131,861		Motherson Sumi Systems Ltd	656,259
323,508		Mundra Port and Special Economic Zone Ltd	1,480,646
8,934		Nestle India Ltd	928,738
483,189		NTPC Ltd	1,093,263
19,021		Piramal Healthcare Ltd	516,234
254,710		Power Finance Corp Ltd	475,620
521,834		Reliance Industries Ltd	8,212,619
523,288	*	Sesa Sterlite Ltd	1,593,101
2,043		Shree Cement Ltd	516,851
63,813		Shriram Transport Finance Co Ltd	1,038,331
29,598		Siemens India Ltd	526,520
685,695		State Bank of India	2,648,797
381,791		Sun Pharmaceutical Industries Ltd	4,280,288
187,565		Tata Consultancy Services Ltd	6,716,734
613,345		Tata Motors Ltd	4,892,389
444,917		Tata Power Co Ltd	520,625
114,171		Tata Steel Ltd	693,580
92,241		Tech Mahindra Ltd	607,732
27,745		Titan Industries Ltd	158,856
18,678		Ultra Tech Cement Ltd	1,109,594
141,514	*	United Phosphorus Ltd	1,477,473
24,503	*	United Spirits Ltd	831,986
253,894		Wipro Ltd	1,771,312
81,586		Yes Bank Ltd	1,548,903
232,137		ZEE Telefilms Ltd	1,802,681
		TOTAL INDIA	132,444,694

INDONESIA - 2.6%
7,349,000		Adaro Energy Tbk	892,175
4,325,200		Bank Rakyat Indonesia	4,038,739
864,400		Indofood CBP Sukses Makmur Tbk	622,644
585,800		PT AKR Corporindo Tbk	317,991
7,744,900		PT Astra International Tbk	4,886,316
4,868,900		PT Bank Central Asia Tbk	5,788,855
1,026,066		PT Bank Danamon Indonesia Tbk	303,453
3,401,471		PT Bank Mandiri Persero Tbk	2,996,181
2,953,793		PT Bank Negara Indonesia	1,261,013
280

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

2,356,000		PT Bumi Serpong Damai	$390,906
2,657,400		PT Charoen Pokphand Indonesia Tbk	752,061
1,246,875	*	PT Excelcomindo Pratama	210,233
2,020,300		PT Global MediaCom Tbk	131,468
176,300		PT Gudang Garam Tbk	917,292
3,584,400		PT Hanjaya Mandala Sampoerna Tbk	1,085,140
555,900		PT Indocement Tunggal Prakarsa Tbk	699,939
1,604,400		PT Indofood Sukses Makmur Tbk	1,043,146
584,700		PT Jasa Marga Tbk	202,824
7,666,300		PT Kalbe Farma Tbk	1,021,539
7,024,600		PT Lippo Karawaci Tbk	485,912
860,900		PT Matahari Department Store Tbk	1,187,234
1,577,800		PT Media Nusantara Citra Tbk	253,781
3,961,600		PT Perusahaan Gas Negara Persero Tbk	775,991
1,132,300		PT Semen Gresik Persero Tbk	853,484
3,316,600		PT Summarecon Agung Tbk	418,956
2,125,900		PT Surya Citra Media Tbk	431,750
19,746,000		PT Telekomunikasi Indonesia Persero Tbk	6,375,463
574,800		PT Unilever Indonesia Tbk	1,958,787
886,000		PT United Tractors Tbk	1,465,649
1,793,000		PT Waskita Karya Persero Tbk	359,890
775,300		Tower Bersama Infrastructure	354,915
		TOTAL INDONESIA	42,483,727

KOREA, REPUBLIC OF - 13.6%
12,714		Amorepacific Corp	3,983,279
3,527		Amorepacific Corp (Preference)	615,647
3,682		BGF retail Co Ltd	559,152
92,394		BS Financial Group, Inc	748,922
29,441	*,e	Celltrion, Inc	2,727,567
25,429		Cheil Communications, Inc	376,376
29,653		Cheil Industries, Inc	4,179,706
3,297		CJ CheilJedang Corp	1,005,835
5,758		CJ Corp	876,623
6,668		CJ E&M Corp	406,735
9,666		Daelim Industrial Co	688,829
44,028	*	Daewoo Engineering & Construction Co Ltd	242,835
18,314		Daewoo International Corp	397,675
65,213		Daewoo Securities Co Ltd	439,775
52,544		DGB Financial Group Co Ltd	440,140
17,413		Dongbu Insurance Co Ltd	1,080,188
12,877		Dongsuh Co, Inc	305,131
18,432		Doosan Heavy Industries and Construction Co Ltd	420,532
7,209		E-Mart Co Ltd	1,022,237
6,949		GLOVIS Co Ltd	1,051,876
18,269	*	GS Engineering & Construction Corp	426,458
26,928		GS Holdings Corp	1,197,988
9,811		GS Retail Co Ltd	417,889
114,798		Hana Financial Group, Inc	3,283,472
25,275		Hankook Tire Co Ltd	1,213,733
4,221		Hanmi Holdings Co Ltd	279,991
1,887		Hanmi Pharm Co Ltd	595,804
64,900	*	Hanon Systems	606,833
281

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

3,847		Hanssem Co Ltd	$595,806
40,400		Hanwha Chemical Corp	951,202
4,115	*	Hanwha Corp	67,969
15,925		Hanwha Corp	518,652
5,660		Honam Petrochemical Corp	1,422,088
13,615	e	Hotel Shilla Co Ltd	681,020
224,850		Hynix Semiconductor, Inc	8,042,124
7,633		Hyosung Corp	891,648
5,144		Hyundai Department Store Co Ltd	527,718
20,510		Hyundai Development Co	867,319
26,981		Hyundai Engineering & Construction Co Ltd	974,570
15,522	*	Hyundai Heavy Industries	1,968,505
21,871		Hyundai Marine & Fire Insurance Co Ltd	675,100
26,008		Hyundai Mobis	6,203,122
55,038		Hyundai Motor Co	6,719,558
13,619		Hyundai Motor Co Ltd (2nd Preference)	1,195,479
8,514		Hyundai Motor Co Ltd (Preference)	710,983
27,378		Hyundai Steel Co	1,179,715
5,540		Hyundai Wia Corp	380,058
96,356		Industrial Bank of Korea	1,109,163
10,867	e	Kakao Corp	724,616
45,026		Kangwon Land, Inc	1,492,242
148,778		KB Financial Group, Inc	5,507,285
2,073		KCC Corp	731,881
8,256		KEPCO Plant Service & Engineering Co Ltd	395,779
95,239		Kia Motors Corp	3,381,815
23,406		Korea Aerospace Industries Ltd	1,321,993
98,663		Korea Electric Power Corp	4,268,224
2,508	*	Korea Express Co Ltd	440,558
11,459		Korea Gas Corp	463,159
13,711		Korea Investment Holdings Co Ltd	490,907
5,581		Korea Kumho Petrochemical	341,034
68,326		Korea Life Insurance Co Ltd	373,026
4,006		Korea Zinc Co Ltd	1,590,658
13,452	*	Korean Air Lines Co Ltd	376,025
9,181		KT Corp	258,993
45,289		KT&G Corp	4,466,859
18,329		LG Chem Ltd	3,936,702
2,995		LG Chem Ltd (Preference)	470,193
37,200		LG Corp	1,989,313
44,364		LG Electronics, Inc	1,849,416
3,696		LG Household & Health Care Ltd	2,643,890
788		LG Household & Health Care Ltd (Preference)	327,434
5,319		LG Innotek Co Ltd	362,320
76,539		LG Telecom Ltd	788,826
89,835		LG.Philips LCD Co Ltd	2,147,921
226		Lotte Chilsung Beverage Co Ltd	304,231
2,100		Lotte Confectionery Co Ltd	352,371
3,902		Lotte Shopping Co Ltd	778,545
24,245		Mirae Asset Securities Co Ltd	478,161
10,831		Naver Corp	8,103,379
6,449		NCsoft	1,489,776
6,518	*,e	OCI Co LTD	513,684
282

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

1,310		Orion Corp	$817,613
437		Ottogi Corp	251,128
10,263		Pacific Corp	1,324,842
20,175		Paradise Co Ltd	228,772
26,527		POSCO	5,519,537
6,650		S1 Corp (Korea)	536,930
10,475		Samsung Card Co	440,994
21,968		Samsung Electro-Mechanics Co Ltd	901,829
38,761		Samsung Electronics Co Ltd	55,440,948
6,945		Samsung Electronics Co Ltd (Preference)	7,985,149
12,696		Samsung Fire & Marine Insurance Co Ltd	3,229,875
56,297	*	Samsung Heavy Industries Co Ltd	478,441
28,779		Samsung Life Insurance Co Ltd	2,777,168
21,999		Samsung SDI Co Ltd	1,810,655
12,794		Samsung SDS Co Ltd	1,725,258
19,754		Samsung Securities Co Ltd	594,113
165,124		Shinhan Financial Group Co Ltd	6,316,683
2,185		Shinsegae Co Ltd	354,901
17,731		SK C&C Co Ltd	3,458,965
27,593		SK Energy Co Ltd	3,632,184
49,287		SK Networks Co Ltd	280,114
7,331		SK Telecom Co Ltd	1,437,109
22,514		S-Oil Corp	1,538,554
21,424		Woongjin Coway Co Ltd	1,675,866
107,463		Woori Bank	1,171,146
48,259		Woori Investment & Securities Co Ltd	424,354
2,776		Yuhan Corp	508,980
		TOTAL KOREA, REPUBLIC OF	223,296,351

MALAYSIA - 2.5%
368,700		AirAsia BHD	243,422
318,400		Alliance Financial Group BHD	302,841
668,800		AMMB Holdings BHD	669,629
593,000		Astro Malaysia Holdings BHD	402,873
169,493		Berjaya Sports Toto BHD	128,887
47,500		British American Tobacco Malaysia BHD	560,715
1,137,048		Bumiputra-Commerce Holdings BHD	1,362,149
1,210,596		Dialog Group BHD	446,978
1,315,500		Digi.Com BHD	1,577,346
377,000		Felda Global Ventures Holdings BHD	180,538
532,600		Gamuda BHD	623,377
828,975		Genting BHD	1,549,094
69,500		Genting Plantations BHD	182,241
196,700		HAP Seng Consolidated BHD	365,267
176,000		Hartalega Holdings BHD	205,578
218,287		Hong Leong Bank BHD	692,516
69,106		Hong Leong Credit BHD	258,889
1,308,800		IHH Healthcare BHD	1,996,739
1,066,600		IJM Corp BHD	839,329
1,032,300		IOI Corp BHD	1,106,466
400,833		IOI Properties Group Sdn BHD	234,098
149,100		Kuala Lumpur Kepong BHD	851,282
120,700		Lafarge Malayan Cement BHD	233,056
283

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

1,403,016		Malayan Banking BHD	$2,641,631
313,576		Malaysia Airports Holdings BHD	495,592
679,100		Maxis BHD	964,745
411,400		MISC BHD	737,480
908,900		Petronas Chemicals Group BHD	1,516,639
132,300		Petronas Dagangan BHD	736,717
271,800		Petronas Gas BHD	1,425,411
166,500		PPB Group BHD	639,805
1,116,140		Public Bank BHD	5,284,038
1,140,600		Resorts World BHD	1,294,459
265,670		RHB Capital BHD	305,915
2,280,900	*	Sapurakencana Petroleum BHD	876,999
936,128		Sime Darby BHD	1,828,139
397,465		Telekom Malaysia BHD	619,647
1,374,450		Tenaga Nasional BHD	4,698,358
1,013,065		TM International BHD	1,187,737
180,500		UMW Holdings BHD	255,706
307,800		Westports Holdings BHD	323,610
1,549,800	*	YTL Corp BHD	587,409
581,269	*	YTL Power International BHD	212,000
		TOTAL MALAYSIA	41,645,347

MEXICO - 3.7%
1,094,850		Alfa S.A. de C.V. (Class A)	1,660,145
11,535,870		America Movil S.A. de C.V. (Series L)	7,641,346
5,478,043	*	Cemex S.A. de C.V.	4,741,590
205,160		Coca-Cola Femsa S.A. de C.V.	1,541,115
77,800		El Puerto de Liverpool SAB de C.V.	815,498
154,325		Embotelladoras Arca SAB de C.V.	960,357
969,700		Fibra Uno Administracion S.A. de C.V.	1,850,541
730,137		Fomento Economico Mexicano S.A. de C.V.	7,003,536
375,886	e	Gentera SAB de C.V.	741,789
85,075		Gruma SAB de C.V.	1,180,409
147,728		Grupo Aeroportuario del Pacifico S.A. de C.V. (B Shares)	1,427,884
83,470		Grupo Aeroportuario del Sureste S.A. de C.V. (Class B)	1,327,633
673,320		Grupo Bimbo S.A. de C.V. (Series A)	1,813,593
198,598		Grupo Carso S.A. de C.V. (Series A1)	866,850
110,000		Grupo Comercial Chedraui S.a. DE C.V.	245,363
986,487		Grupo Financiero Banorte S.A. de C.V.	5,809,527
834,532		Grupo Financiero Inbursa S.A.	1,354,166
642,500		Grupo Financiero Santander Mexico SAB de C.V.	1,162,897
199,700		Grupo Lala SAB de C.V.	371,803
1,602,056		Grupo Mexico S.A. de C.V. (Series B)	3,947,291
957,326		Grupo Televisa S.A.	4,710,403
50,877		Industrias Penoles S.A. de C.V.	1,233,877
600,242		Kimberly-Clark de Mexico S.A. de C.V. (Class A)	1,294,422
509,096		Mexichem SAB de C.V.	1,217,456
281,300	*	OHL Mexico SAB de CV	331,291
94,325		Promotora y Operadora de Infraestructura SAB de C.V.	1,054,488
2,025,389		Wal-Mart de Mexico SAB de C.V.	4,285,239
		TOTAL MEXICO	60,590,509
284

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

NETHERLANDS - 0.4%
1,150,666	e	Steinhoff International Holdings NV	$6,207,461
		TOTAL NETHERLANDS	6,207,461

PERU - 0.4%
68,322	*	Cia de Minas Buenaventura S.A. (ADR) (Series B)	907,999
25,390		Credicorp Ltd (NY)	3,774,985
45,148		Southern Copper Corp (NY)	1,281,752
		TOTAL PERU	5,964,736

PHILIPPINES - 1.2%
709,400		Aboitiz Equity Ventures, Inc	1,142,023
549,900		Aboitiz Power Corp	520,862
648,600		Alliance Global Group, Inc	190,930
103,948		Ayala Corp	1,792,083
2,900,200		Ayala Land, Inc	2,169,327
630,116		Banco de Oro Universal Bank	1,467,513
292,610		Bank of the Philippine Islands	610,932
1,227,500		DMCI Holdings, Inc	316,521
12,040		Globe Telecom, Inc	442,835
35,200		GT Capital Holdings, Inc	951,348
180,030		International Container Term Services, Inc	289,028
1,049,870		JG Summit Holdings (Series B)	1,644,755
161,240		Jollibee Foods Corp	791,855
4,448,900		Megaworld Corp	368,765
5,260,800		Metro Pacific Investments Corp	783,399
196,882		Metropolitan Bank & Trust	330,640
35,665		PLDT, Inc	1,125,526
2,989,000		PNOC Energy Development Corp	364,020
475,000		Robinsons Land Corp	303,637
48,690		Security Bank Corp	221,646
88,080		SM Investments Corp	1,220,974
3,038,975		SM Prime Holdings	1,687,473
357,100		Universal Robina	1,341,903
		TOTAL PHILIPPINES	20,077,995

POLAND - 1.1%
23,290	*	Alior Bank S.A.	280,388
8,150		Bank Handlowy w Warszawie S.A.	161,416
216,854	*	Bank Millennium S.A.	318,931
62,047		Bank Pekao S.A.	1,915,024
12,753		Bank Zachodni WBK S.A.	1,030,457
4,389	*	BRE Bank S.A.	396,336
9,919		CCC S.A.	503,339
64,284	*	Cyfrowy Polsat S.A.	397,288
71,916	*	Enea S.A.	184,220
89,184		Energa S.A.	182,886
26,188		Eurocash S.A.	265,220
78,204	*	Grupa Lotos S.A.	678,072
70,852		KGHM Polska Miedz S.A.	1,285,994
470		LPP S.A.	705,922
915,782		Polish Oil & Gas Co	1,172,395
289,718		Polska Grupa Energetyczna S.A.	759,089
142,887		Polski Koncern Naftowy Orlen S.A.	2,830,925
285

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

342,023	*	Powszechna Kasa Oszczednosci Bank Polski S.A.	$2,395,950
200,412		Powszechny Zaklad Ubezpieczen S.A.	1,391,516
95,708	*	Synthos S.A.	115,839
303,984	*	Tauron Polska Energia S.A.	205,414
212,799		Telekomunikacja Polska S.A.	303,819
13,692		Zaklady Azotowe w Tarnowie-Moscicach S.A.	218,123
		TOTAL POLAND	17,698,563

QATAR - 0.8%
34,886	*	Barwa Real Estate Co	305,581
65,871	*	Commercial Bank of Qatar QSC	644,815
37,408	*	Doha Bank QSC	373,447
309,724	*	Ezdan Holding Group QSC	1,331,906
55,567	*	Industries Qatar QSC	1,554,129
139,808	*	Masraf Al Rayan	1,327,171
27,725	*	Ooredoo QSC	737,888
9,966	*	Qatar Electricity & Water Co	574,717
148,736	*	Qatar Gas Transport Co Ltd	922,248
43,631	*	Qatar Insurance Co SAQ	1,049,574
24,337	*	Qatar Islamic Bank SAQ	683,811
84,520		Qatar National Bank	3,709,785
119,125	*	Vodafone Qatar	343,330
		TOTAL QATAR	13,558,402

ROMANIA - 0.1%
74,942		New Europe Property Investments plc	924,065
		TOTAL ROMANIA	924,065

RUSSIA - 3.5%
102,510		AFK Sistema (GDR)	765,750
2,369,726		Gazprom OAO (ADR)	10,217,969
13,659		Gazpromneft OAO (ADR)	198,467
168,528		LUKOIL PJSC (ADR)	8,197,591
117,561		Magnit OAO (GDR)	4,662,202
27,913		MegaFon OAO (GDR)	266,011
194,250		MMC Norilsk Nickel PJSC (ADR)	2,929,964
238,149		Mobile TeleSystems (ADR)	1,836,129
38,081		NovaTek OAO (GDR)	4,060,250
56,233		PhosAgro OAO (ADR)	697,289
500,926		Rosneft Oil Co (GDR)	2,724,117
54,099		Rostelecom (ADR)	397,730
729,325		RusHydro PJSC (ADR)	888,337
1,021,874		Sberbank of Russian Federation (ADR)	9,678,363
104,429		Severstal (GDR)	1,472,583
622,044		Surgutneftegaz (ADR)	2,667,981
103,631		Tatneft PAO (ADR)	3,458,922
1,073,969		VTB Bank OJSC (GDR)	2,244,694
		TOTAL RUSSIA	57,364,349

SOUTH AFRICA - 6.2%
331,683	*,m	African Bank Investments Ltd	246
22,127	*	Anglo American Platinum Ltd	523,164
151,530	*	AngloGold Ashanti Ltd	2,063,184
286

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

132,027		Aspen Pharmacare Holdings Ltd	$2,876,157
164,257		Barclays Africa Group Ltd	1,906,112
125,446		Bid Corp Ltd	2,202,897
115,264		Bidvest Group Ltd	1,432,059
138,112	*,e	Brait S.A.	916,653
15,072	e	Capitec Bank Holdings Ltd	765,104
92,038		Coronation Fund Managers Ltd	495,370
125,542		Discovery Holdings Ltd	1,073,123
112,977	e	Exxaro Resources Ltd	832,727
1,332,726		FirstRand Ltd	4,778,843
260,733		Fortress Income Fund Ltd	619,544
431,936		Fortress Income Fund Ltd (A Shares)	522,553
72,103		Foschini Ltd	741,190
292,059		Gold Fields Ltd	1,204,530
120,662		Gold Reef Resorts Ltd	274,345
810,351		Growthpoint Properties Ltd	1,511,102
87,240		Hyprop Investments Ltd	774,075
262,245	*	Impala Platinum Holdings Ltd	1,059,641
59,528		Imperial Holdings Ltd	751,880
94,730		Investec Ltd	583,415
40,805		Liberty Holdings Ltd	350,892
374,475		Life Healthcare Group Holdings Pte Ltd	1,000,448
45,598		Massmart Holdings Ltd	395,185
341,129		Metropolitan Holdings Ltd	571,439
41,845		Mondi Ltd	817,377
90,622		Mr Price Group Ltd	1,032,413
654,548		MTN Group Ltd	5,653,551
171,052		Naspers Ltd (N Shares)	28,647,829
72,600		Nedbank Group Ltd	1,188,390
349,038		Network Healthcare Holdings Ltd	896,355
147,313		Pick’n Pay Stores Ltd	721,774
41,354		Pioneer Foods Ltd	499,208
37,394		PSG Group Ltd	583,642
251,717		Rand Merchant Investment Holdings Ltd	753,309
1,378,766		Redefine Properties Ltd	1,179,796
220,240		Remgro Ltd	3,656,492
93,602		Resilient REIT Ltd	774,351
263,526		RMB Holdings Ltd	1,160,847
520,713		Sanlam Ltd	2,522,178
211,304	*	Sappi Ltd	1,175,326
226,243		Sasol Ltd	6,247,697
168,194		Shoprite Holdings Ltd	2,482,111
277,385		Sibanye Gold Ltd	771,620
66,946		Spar Group Ltd	948,303
507,672		Standard Bank Group Ltd	5,389,082
91,536		Telkom S.A. Ltd	421,935
64,655		Tiger Brands Ltd	1,841,143
147,622		Truworths International Ltd	783,225
147,812		Vodacom Group Pty Ltd	1,594,736
359,907		Woolworths Holdings Ltd	2,084,413
		TOTAL SOUTH AFRICA	104,052,981
287

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

TAIWAN - 11.8%
1,163,912		Acer, Inc	$533,336
2,468,372		Advanced Semiconductor Engineering, Inc	2,900,286
121,850		Advantech Co Ltd	990,282
843,512		Asia Cement Corp	735,409
721,000	*	Asia Pacific Telecom Co Ltd	231,466
273,500		Asustek Computer, Inc	2,394,292
3,424,000		AU Optronics Corp	1,300,499
59,000		Casetek Holdings Ltd	189,405
241,000		Catcher Technology Co Ltd	1,886,536
3,024,270		Cathay Financial Holding Co Ltd	3,913,941
409,518		Chailease Holding Co Ltd	706,918
1,568,154		Chang Hwa Commercial Bank	801,255
709,490		Cheng Shin Rubber Industry Co Ltd	1,443,507
180,065		Chicony Electronics Co Ltd	460,058
912,000		China Airlines	275,916
4,378,754		China Development Financial Holding Corp	1,095,705
1,179,346		China Life Insurance Co Ltd (Taiwan)	1,087,078
4,568,850		China Steel Corp	3,299,931
6,968,908		Chinatrust Financial Holding Co	3,747,831
1,557,600		Chunghwa Telecom Co Ltd	5,333,475
1,458,000		Compal Electronics, Inc	866,951
774,929		Delta Electronics, Inc	4,079,673
2,757,130		E.Sun Financial Holding Co Ltd	1,565,787
78,742		Eclat Textile Co Ltd	892,228
721,315		Eva Airways Corp	347,251
524,491	*	Evergreen Marine Corp Tawain Ltd	195,882
1,189,852		Far Eastern Textile Co Ltd	920,640
682,000		Far EasTone Telecommunications Co Ltd	1,611,644
122,662		Feng TAY Enterprise Co Ltd	511,638
3,895,727		First Financial Holding Co Ltd	2,040,689
1,296,270		Formosa Chemicals & Fibre Corp	3,848,631
539,000		Formosa Petrochemical Corp	1,799,654
1,706,600		Formosa Plastics Corp	4,611,835
234,000		Formosa Taffeta Co Ltd	213,190
349,512		Foxconn Technology Co Ltd	1,013,170
2,606,812		Fubon Financial Holding Co Ltd	3,688,398
4,072,112		Fuhwa Financial Holdings Co Ltd	1,519,947
107,000		Giant Manufacturing Co Ltd	756,840
18,000		Hermes Microvision, Inc	793,494
265,500	*	High Tech Computer Corp	775,499
265,290		Highwealth Construction Corp	392,888
85,975		Hiwin Technologies Corp	379,017
6,026,141		Hon Hai Precision Industry Co, Ltd	16,277,581
91,000		Hotai Motor Co Ltd	1,057,064
2,576,255		Hua Nan Financial Holdings Co Ltd	1,308,242
3,320,061		InnoLux Display Corp	1,117,625
975,000	*	Inotera Memories, Inc	911,798
827,060		Inventec Co Ltd	645,710
40,000		Largan Precision Co Ltd	4,719,004
817,778		Lite-On Technology Corp	1,172,367
579,961		MediaTek, Inc	4,396,047
4,455,046		Mega Financial Holding Co Ltd	3,045,846
75,000		Merida Industry Co Ltd	345,612
288

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

1,934,860		Nan Ya Plastics Corp	$4,018,170
272,000		Nanya Technology Corp	352,599
56,000		Nien Made Enterprise Co Ltd	648,632
210,000		Novatek Microelectronics Corp Ltd	786,278
40,000	*	OBI Pharma, Inc	418,010
733,000		Pegatron Technology Corp	1,973,805
50,000		Phison Electronics Corp	353,936
765,000		Pou Chen Corp	1,032,193
238,000		Powertech Technology, Inc	679,063
214,000		President Chain Store Corp	1,598,927
1,001,000		Quanta Computer, Inc	2,024,991
160,085		Realtek Semiconductor Corp	542,228
335,111	*	Ruentex Development Co Ltd	386,741
148,730		Ruentex Industries Ltd	239,425
2,932,093	*	Shin Kong Financial Holding Co Ltd	635,480
797,169		Siliconware Precision Industries Co	1,205,743
91,490		Simplo Technology Co Ltd	282,186
3,745,800		SinoPac Financial Holdings Co Ltd	1,079,612
133,017		Standard Foods Corp	328,725
526,050		Synnex Technology International Corp	560,483
58,000	*	TaiMed Biologics, Inc	364,179
3,127,294		Taishin Financial Holdings Co Ltd	1,143,256
990,236		Taiwan Business Bank	250,121
1,301,914		Taiwan Cement Corp	1,559,394
3,540,627		Taiwan Cooperative Financial Holding	1,551,779
245,000		Taiwan Fertilizer Co Ltd	327,744
703,200		Taiwan Mobile Co Ltd	2,460,385
9,559,000		Taiwan Semiconductor Manufacturing Co Ltd	57,366,918
610,000		Teco Electric and Machinery Co Ltd	540,799
77,000		Transcend Information, Inc	212,656
1,958,569		Uni-President Enterprises Corp	3,784,048
4,282,000		United Microelectronics Corp	1,593,778
312,000		Vanguard International Semiconductor Corp	635,197
767,476		Wistron Corp	578,288
541,500		WPG Holdings Co Ltd	633,857
255,000		Yulon Motor Co Ltd	223,125
126,127		Zhen Ding Technology Holding Ltd	286,923
		TOTAL TAIWAN	193,808,642

THAILAND - 2.0%
384,800		Advanced Info Service PCL (Foreign)	1,686,568
163,900		Airports of Thailand PCL (Foreign)	1,783,126
94,700		Bangkok Bank PCL (Foreign)	429,987
1,417,400		Bangkok Dusit Medical Services PCL	923,220
2,700,000		Bangkok Expressway & Metro PCL	574,112
1,218,900		Banpu PCL (Foreign)	637,697
273,300		BEC World PCL (Foreign)	160,022
970,600		BTS Group Holdings PCL (Foreign)	237,146
127,300		Bumrungrad Hospital PCL (Foreign)	665,020
245,600		Central Pattana PCL (Foreign)	392,988
551,900		Charoen Pokphand Foods PCL	496,340
1,918,400		CP Seven Eleven PCL (Foreign)	3,325,480
59,000		Delta Electronics Thai PCL	132,143
289

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

52,000		Electricity Generating PCL	$289,411
372,900		Energy Absolute PCL (Foreign)	300,162
211,800		Glow Energy PCL (Foreign)	465,165
578,926		Home Product Center PCL (Foreign)	166,705
528,278		Indorama Ventures PCL (Foreign)	440,689
6,194,600		IRPC PCL (Foreign)	845,530
646,300		Kasikornbank PCL (Foreign)	3,173,239
1,447,950		Krung Thai Bank PCL (Foreign)	711,121
440,870		Minor International PCL (Foreign)	484,352
629,784		PTT Exploration & Production PCL (Foreign)	1,490,037
780,741		PTT Global Chemical PCL (Foreign)	1,333,538
417,800		PTT PCL (Foreign)	4,113,783
203,000		Robinson Department Store PCL	335,499
157,750		Siam Cement PCL (Foreign)	2,271,681
576,800		Siam Commercial Bank PCL (Foreign)	2,361,620
484,900		Thai Oil PCL (Foreign)	968,713
666,000		Thai Union Group PCL	412,707
3,120,700		TMB Bank PCL (Foreign)	187,026
5,286,748		True Corp PCL	1,018,577
		TOTAL THAILAND	32,813,404

TURKEY - 1.1%
918,729		Akbank TAS	2,458,664
75,143		Anadolu Efes Biracilik Ve Malt Sanayii AS	459,288
98,084		Arcelik AS	648,009
83,415		BIM Birlesik Magazalar AS	1,359,839
28,591		Coca-Cola Icecek AS	323,460
659,704		Emlak Konut Gayrimenkul Yatiri	674,082
440,037		Eregli Demir ve Celik Fabrikalari TAS	598,319
21,083		Ford Otomotiv Sanayi AS	215,389
358,988		Haci Omer Sabanci Holding AS	1,085,491
239,956		KOC Holding AS	1,000,873
358,286		Petkim Petrokimya Holding	486,822
49,701		TAV Havalimanlari Holding AS	204,329
35,268		Tofas Turk Otomobil Fabrik	265,759
62,009		Tupras Turkiye Petrol Rafine	1,264,607
138,049	*	Turk Hava Yollari	242,855
171,538		Turk Sise ve Cam Fabrikalari AS	180,455
178,558		Turk Telekomunikasyon AS	330,366
323,121	*	Turkcell Iletisim Hizmet AS	1,041,901
982,566		Turkiye Garanti Bankasi AS	2,673,698
239,561		Turkiye Halk Bankasi AS	728,572
643,834		Turkiye Is Bankasi (Series C)	1,045,439
227,268		Turkiye Vakiflar Bankasi Tao	336,856
56,816		Ulker Biskuvi Sanayi AS	352,796
409,675	*	Yapi ve Kredi Bankasi	490,453
		TOTAL TURKEY	18,468,322

UNITED ARAB EMIRATES - 0.8%
765,982	*	Abu Dhabi Commercial Bank PJSC	1,278,344
1,166,017	*	Aldar Properties PJSC	834,710
887,243	*	Arabtec Holding Co	320,381
61,183		DP World Ltd	1,097,743
290

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY			VALUE

899,608	*	Dubai Financial Market			$280,882
528,628	*	Dubai Islamic Bank PJSC			753,080
735,021	*	Emaar Malls Group PJSC			513,451
1,382,550		Emaar Properties PJSC			2,617,970
683,566		Emirates Telecommunications Group Co PJSC			3,507,034
331,506		First Gulf Bank PJSC			1,036,593
237,116	*	National Bank of Abu Dhabi PJSC			570,862
		TOTAL UNITED ARAB EMIRATES			12,811,050

UNITED STATES - 4.4%
784,116		iShares Core MSCI Emerging Markets ETF			35,394,996
997,139		iShares MSCI Emerging Markets			37,033,743
		TOTAL UNITED STATES			72,428,739

		TOTAL COMMON STOCKS			1,637,761,752
		(Cost $1,638,951,906)

PREFERRED STOCKS - 0.3%

BRAZIL - 0.3%
1,529,106		ITAUSA Investimentos Itau PR			4,522,168
		TOTAL BRAZIL			4,522,168

PHILIPPINES - 0.0%
307,700	*,m	Ayala Land, Inc (Preferred B)			636
		TOTAL PHILIPPINES			636

		TOTAL PREFERRED STOCKS			4,522,804
		(Cost $4,407,327)

RIGHTS / WARRANTS - 0.0%
INDIA - 0.0%
158,766		Tata Motors Ltd (DVR)			823,250
		TOTAL INDIA			823,250

KOREA, REPUBLIC OF - 0.0%
34,953	m	Samsung Heavy Industries Co Ltd			78,030
		TOTAL KOREA, REPUBLIC OF			78,030

		TOTAL RIGHTS / WARRANTS			901,280
		(Cost $899,675)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS – 1.7%
GOVERNMENT AGENCY DEBT - 0.2%
$3,300,000		Federal Home Loan Bank (FHLB)	0.150%	11/01/16	3,300,000
		TOTAL GOVERNMENT AGENCY DEBT			3,300,000
291

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.5%
23,646,068	c	State Street Navigator Securities Lending Government Money Market Portfolio	$23,646,068
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	23,646,068
		TOTAL SHORT-TERM INVESTMENTS	26,946,068
		(Cost $26,946,068)

		TOTAL INVESTMENTS - 101.6%	1,670,131,904
		(Cost $1,671,204,976)
		OTHER ASSETS & LIABILITIES, NET - (1.6)%	(26,023,890)
		NET ASSETS - 100.0%	$1,644,108,014

Abbreviation(s):
ADR American Depositary Receipt
DVR Differential Voting Rights
ETF Exchange Traded Fund
GDR Global Depositary Receipt
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $22,238,303.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/16, the aggregate value of these securities was $2,859,691 or 0.2% of net assets.
m	Indicates a security that has been deemed illiquid.
292

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY INDEX FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2016

		% OF
SECTOR	VALUE	NET ASSETS
FINANCIALS	$417,354,644	25.2%
INFORMATION TECHNOLOGY	373,152,840	22.7
CONSUMER DISCRETIONARY	162,667,773	9.9
CONSUMER STAPLES	121,245,541	7.4
ENERGY	117,409,092	7.1
MATERIALS	104,686,756	6.4
TELECOMMUNICATION SERVICES	95,271,321	5.8
INDUSTRIALS	92,082,109	5.6
UTILITIES	81,354,738	5.0
REAL ESTATE	39,335,115	2.4
HEALTH CARE	38,625,907	2.4
SHORT - TERM INVESTMENTS	26,946,068	1.7
OTHER ASSETS & LIABILITIES, NET	(26,023,890)	(1.6)

NET ASSETS	$1,644,108,014	100.0%
293

TIAA-CREF FUNDS - International Equity Index Fund

TIAA-CREF FUNDS

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.4%

AUSTRALIA - 7.3%
416,187		AGL Energy Ltd	$6,062,812
1,635,572	e	Alumina Ltd	1,965,756
711,165		Amcor Ltd	7,937,779
1,826,126		AMP Ltd	6,332,483
687,224		APA Group	4,153,331
339,952		Aristocrat Leisure Ltd	3,958,008
1,163,533		AusNet Services	1,325,332
1,803,989		Australia & New Zealand Banking Group Ltd	38,091,964
119,652		Australian Stock Exchange Ltd	4,280,085
228,363	e	Bank of Queensland Ltd	1,812,082
285,489		Bendigo Bank Ltd	2,410,916
1,986,307		BHP Billiton Ltd	34,702,428
1,305,747		BHP Billiton plc	19,634,601
452,768		Boral Ltd	2,163,227
973,199		Brambles Ltd	8,520,650
159,834		Caltex Australia Ltd	3,720,494
352,240		Challenger Financial Services Group Ltd	2,875,516
70,344		CIMIC Group Ltd	1,578,592
353,529		Coca-Cola Amatil Ltd	2,561,241
37,526		Cochlear Ltd	3,646,075
1,060,665		Commonwealth Bank of Australia	59,048,157
289,191		Computershare Ltd	2,316,507
224,776		Crown Resorts Ltd	1,858,271
283,165		CSL Ltd	21,607,063
597,863		Dexus Property Group	4,061,364
39,044		Domino’s Pizza Enterprises Ltd	1,902,065
1,640,231		DUET Group (ASE Exchange)	2,969,519
39,064	e	Flight Centre Travel Group Ltd	1,003,686
971,278		Fortescue Metals Group Ltd	4,076,091
1,111,843		GPT Group (ASE)	3,930,781
348,284		Harvey Norman Holdings Ltd	1,333,774
1,062,669		Healthscope Ltd	1,782,608
1,041,172		Incitec Pivot Ltd	2,328,653
1,483,432		Insurance Australia Group Ltd	6,201,941
337,478		Lend Lease Corp Ltd	3,457,092
1,098,561		Macquarie Goodman Group	5,662,551
189,238		Macquarie Group Ltd	11,439,319
1,696,197		Medibank Pvt Ltd	3,323,052
2,255,468		Mirvac Group	3,577,927
1,635,356		National Australia Bank Ltd	34,714,408
472,633		Newcrest Mining Ltd	8,275,538
841,379		Oil Search Ltd	4,217,508
228,549		Orica Ltd	2,823,580
1,092,770		Origin Energy Ltd	4,404,493
294

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

143,667	e	Platinum Asset Mangement Ltd	$544,099
311,237		Qantas Airways Ltd	723,261
846,024		QBE Insurance Group Ltd	6,409,889
1,270,921		QR National Ltd	4,708,656
87,021		Ramsay Health Care Ltd	4,845,756
31,274		REA Group Ltd	1,212,880
999,282	*	Santos Ltd	2,673,829
3,291,504		Scentre Group	10,534,573
200,822		Seek Ltd	2,230,391
243,679		Sonic Healthcare Ltd	3,789,801
3,299,391		South32 Ltd	6,438,827
1,464,139		Stockland Trust Group	4,917,222
795,051		Suncorp-Metway Ltd	7,215,964
666,296		Sydney Airport	3,167,431
504,639	e	Tabcorp Holdings Ltd	1,854,036
891,366		Tattersall’s Ltd	2,747,684
2,642,807		Telstra Corp Ltd	9,994,946
208,807		TPG Telecom Ltd	1,197,313
1,267,918		Transurban Group (ASE)	10,004,531
453,769		Treasury Wine Estates Ltd	3,699,291
2,060,136		Vicinity Centres	4,492,663
302,123		Vocus Communications Ltd	1,309,872
695,931		Wesfarmers Ltd	21,670,546
1,210,656		Westfield Corp	8,181,459
2,062,705		Westpac Banking Corp	47,699,918
468,781		Woodside Petroleum Ltd	10,034,720
789,292		Woolworths Ltd	14,164,795
		TOTAL AUSTRALIA	550,513,673

AUSTRIA - 0.2%
43,983		Andritz AG.	2,299,667
186,226		Erste Bank der Oesterreichischen Sparkassen AG.	5,839,824
69,565	*,e,m	Immoeast AG.	0
88,069		OMV AG.	2,748,599
75,515	*	Raiffeisen International Bank Holding AG.	1,236,731
68,371		Voestalpine AG.	2,422,115
		TOTAL AUSTRIA	14,546,936

BELGIUM - 1.3%
120,338		Ageas	4,396,358
496,797		Anheuser-Busch InBev S.A.	57,017,288
92,688		Belgacom S.A.	2,652,961
41,224		Colruyt S.A.	2,215,706
48,257		Groupe Bruxelles Lambert S.A.	4,148,504
153,959	*	KBC Groep NV	9,385,501
45,175	*	Solvay S.A.	5,182,179
41,093	*	Telenet Group Holding NV	2,200,180
78,229		UCB S.A.	5,293,881
58,732		Umicore	3,569,852
		TOTAL BELGIUM	96,062,410

CHILE - 0.0%
240,301	e	Antofagasta plc	1,598,257
		TOTAL CHILE	1,598,257
295

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

CHINA - 0.0%
1,161,500		Yangzijiang Shipbuilding	$620,953
		TOTAL CHINA	620,953

DENMARK - 1.7%
2,345		AP Moller - Maersk AS (Class A)	3,427,599
3,922		AP Moller - Maersk AS (Class B)	6,015,882
66,088		Carlsberg AS (Class B)	5,954,153
60,208		Christian Hansen Holding	3,605,729
71,970		Coloplast AS	5,013,623
424,170		Danske Bank AS	13,085,228
117,202		DSV AS	5,674,901
35,425	*	Genmab AS	5,833,579
103,083		ISS A.S.	4,046,594
1,182,321		Novo Nordisk AS	42,120,754
142,300		Novozymes AS	5,278,874
68,486		Pandora AS	8,906,981
494,329	*	TDC AS	2,725,483
70,552		Tryg A.S.	1,375,831
136,869		Vestas Wind Systems AS	10,965,374
83,845	*	William Demant Holding A.S.	1,560,107
		TOTAL DENMARK	125,590,692

FINLAND - 0.9%
86,292		Elisa Oyj (Series A)	2,907,281
277,283		Fortum Oyj	4,622,004
208,778		Kone Oyj (Class B)	9,606,227
69,602		Metso Oyj	1,824,947
79,957		Neste Oil Oyj	3,449,512
3,608,900		Nokia Oyj (Turquoise)	16,112,144
70,407		Nokian Renkaat Oyj	2,361,562
63,746		Orion Oyj (Class B)	2,713,278
276,316		Sampo Oyj (A Shares)	12,659,143
345,661		Stora Enso Oyj (R Shares)	3,266,541
329,937		UPM-Kymmene Oyj	7,674,832
89,816		Wartsila Oyj (B Shares)	3,881,335
		TOTAL FINLAND	71,078,806

FRANCE - 9.5%
105,096		Accor S.A.	3,988,012
17,358		Aeroports de Paris	1,753,280
239,501		Air Liquide	24,336,325
93,888	*	Alstom RGPT	2,522,928
41,188		Arkema	3,905,543
54,400		Atos Origin S.A.	5,645,282
1,202,026		AXA S.A.	27,120,494
655,161		BNP Paribas	37,988,368
612,919		Bollore	2,017,882
125,794		Bouygues S.A.	4,100,568
159,262		Bureau Veritas S.A.	3,008,001
100,931		Cap Gemini S.A.	8,358,787
296

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

340,836		Carrefour S.A.	$8,932,952
35,431		Casino Guichard Perrachon S.A.	1,763,790
33,708		Christian Dior S.A.	6,501,125
112,251		CNP Assurances	1,943,987
303,618		Compagnie de Saint-Gobain	13,481,602
651,534		Credit Agricole S.A.	7,029,393
78,734		Dassault Systemes S.A.	6,231,999
128,185		Edenred	2,966,659
41,307		Eiffage S.A.	3,058,146
157,322	e	Electricite de France	1,763,613
127,099		Essilor International S.A.	14,282,551
23,939		Eurazeo	1,378,503
361,515		European Aeronautic Defence and Space Co	21,466,714
106,388		Eutelsat Communications	2,229,342
20,468		Fonciere Des Regions	1,788,813
1,227,846		France Telecom S.A.	19,318,505
902,542	e	Gaz de France	13,016,206
24,720		Gecina S.A.	3,604,206
364,759		Groupe Danone	25,299,077
284,815		Groupe Eurotunnel S.A.	2,665,682
16,391		Hermes International	6,640,084
23,378		Icade	1,678,840
16,106		Iliad S.A.	3,376,383
22,098		Imerys S.A.	1,538,560
34,263		Ingenico	2,710,130
46,314		JC Decaux S.A.	1,416,377
46,939		Kering	10,414,318
134,249		Klepierre	5,486,458
71,870		Lagardere S.C.A.	1,830,291
164,499		Legrand S.A.	9,293,671
156,636		L’Oreal S.A.	28,062,767
172,508		LVMH Moet Hennessy Louis Vuitton S.A.	31,407,001
112,365		Michelin (C.G.D.E.) (Class B)	12,170,032
573,065		Natixis	2,899,438
68,537		Numericable-SFR SAS	1,847,166
131,200		Pernod-Ricard S.A.	15,602,735
302,658	*	Peugeot S.A.	4,532,307
116,448		Publicis Groupe S.A.	7,988,300
13,188		Remy Cointreau S.A.	1,069,324
118,624		Renault S.A.	10,315,759
184,143		Rexel S.A.	2,553,924
193,237		Safran S.A.	13,296,901
716,245		Sanofi-Aventis	55,737,308
345,760		Schneider Electric S.A.	23,252,388
100,736		SCOR SE	3,262,194
18,024		Societe BIC S.A.	2,498,348
474,361		Societe Generale	18,503,638
57,529		Sodexho Alliance S.A.	6,680,316
201,725		Suez Environnement S.A.	3,195,251
67,539		Technip S.A.	4,482,558
65,234		Thales S.A.	6,137,536
1,379,631		Total S.A.	66,091,086
61,295		Unibail-Rodamco	14,549,286
297

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

147,846		Valeo S.A.	$8,531,431
275,973		Veolia Environnement	6,029,290
312,168	e	Vinci S.A.	22,607,049
718,342		Vivendi Universal S.A.	14,539,628
21,364		Wendel	2,457,837
126,837		Zodiac S.A.	3,082,418
		TOTAL FRANCE	721,236,663

GERMANY - 9.0%
116,534		Adidas-Salomon AG.	19,145,839
282,728		Allianz AG.	44,135,036
25,622		Axel Springer AG.	1,283,637
568,034		BASF SE	50,144,881
511,413		Bayer AG.	50,778,003
204,766		Bayerische Motoren Werke AG.	17,864,902
34,249		Bayerische Motoren Werke AG. (Preference)	2,600,376
65,133		Beiersdorf AG.	5,742,103
94,563		Brenntag AG.	5,055,356
660,768		Commerzbank AG.	4,499,975
67,977		Continental AG.	13,057,767
43,940	g	Covestro AG.	2,602,011
595,582		Daimler AG. (Registered)	42,489,995
287,992		Deutsche Annington Immobilien SE	10,153,124
851,517	*	Deutsche Bank AG.	12,314,321
118,360	*	Deutsche Boerse AG. (Tender)	9,242,545
151,679	e	Deutsche Lufthansa AG.	1,941,355
599,391		Deutsche Post AG.	18,587,638
1,993,710		Deutsche Telekom AG.	32,527,813
208,607		Deutsche Wohnen AG.	6,815,551
1,240,963		E.ON AG.	9,094,838
99,425		Evonik Industries AG.	3,113,642
25,375		Fraport AG. Frankfurt Airport Services Worldwide	1,506,272
135,421		Fresenius Medical Care AG.	11,030,597
252,997		Fresenius SE	18,693,241
42,385		Fuchs Petrolub AG. (Preference)	1,897,108
111,945		GEA Group AG.	4,335,838
36,309		Hannover Rueckversicherung AG.	4,050,678
86,968		HeidelbergCement AG.	8,227,003
64,246		Henkel KGaA	7,078,772
110,040		Henkel KGaA (Preference)	14,143,514
12,834		Hochtief AG.	1,752,443
40,970		Hugo Boss AG.	2,576,208
698,970		Infineon Technologies AG.	12,571,175
85,367	*,g	Innogy SE	3,390,019
119,563	e	K&S AG.	2,421,120
55,760		Lanxess AG.	3,575,592
114,801		Linde AG.	18,961,290
26,118		MAN AG.	2,673,331
79,419		Merck KGaA	8,174,600
111,207		Metro AG.	3,331,119
99,591		Muenchener Rueckver AG.	19,336,539
54,608		Osram Licht AG.	3,101,558
94,240		Porsche AG.	5,092,578
298

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

134,880		ProSiebenSat. Media AG.	$5,813,078
305,834	*	RWE AG.	4,865,569
608,012		SAP AG.	53,565,507
102,122		Schaeffler AG.	1,548,124
473,144		Siemens AG.	53,757,364
76,149		Symrise AG.	5,229,558
482,535		Telefonica Deutschland Holding AG.	1,871,422
228,294		ThyssenKrupp AG.	5,297,126
305,560		TUI AG. (DI)	3,873,195
75,882		United Internet AG.	3,119,863
20,013		Volkswagen AG.	2,991,634
114,814		Volkswagen AG. (Preference)	15,830,041
54,556	*,g	Zalando SE	2,399,082
		TOTAL GERMANY	681,272,866

HONG KONG - 3.5%
7,451,000		AIA Group Ltd	46,874,254
151,800		ASM Pacific Technology	1,462,529
732,879	e	Bank of East Asia Ltd	2,946,106
2,286,500		BOC Hong Kong Holdings Ltd	8,149,673
743,000		Cathay Pacific Airways Ltd	977,962
404,000		Cheung Kong Infrastructure Holdings Ltd	3,306,261
1,663,336		Cheung Kong Property Holdings Ltd	12,296,473
1,667,836		CK Hutchison Holdings Ltd	20,594,491
1,028,000		CLP Holdings Ltd	10,449,607
1,199,750		First Pacific Co	908,874
1,455,000		Galaxy Entertainment Group Ltd	5,957,680
1,368,000		Hang Lung Properties Ltd	3,008,385
466,300		Hang Seng Bank Ltd	8,409,401
691,142		Henderson Land Development Co Ltd	4,088,261
1,555,500	g	HK Electric Investments & HK Electric Investments Ltd	1,540,541
1,626,640		HKT Trust and HKT Ltd	2,235,816
4,674,273		Hong Kong & China Gas Ltd	9,131,007
847,500		Hong Kong Electric Holdings Ltd	7,954,372
714,943		Hong Kong Exchanges and Clearing Ltd	18,900,578
725,700		Hongkong Land Holdings Ltd	4,859,496
2,893,900		Hutchison Port Holdings Trust	1,285,499
389,792		Hysan Development Co Ltd	1,799,040
152,700		Jardine Matheson Holdings Ltd	9,300,957
400,123		Kerry Properties Ltd	1,266,952
3,596,600		Li & Fung Ltd	1,768,003
1,386,991		Link REIT	9,866,964
116,700		Melco Crown Entertainment Ltd (ADR)	1,953,558
965,108		MTR Corp	5,340,981
3,449,581		New World Development Co Ltd	4,288,689
6,317,898	*	Noble Group Ltd	751,209
918,341		NWS Holdings Ltd	1,624,869
2,513,959		PCCW Ltd	1,496,426
1,490,800		Sands China Ltd	6,469,707
748,192		Shangri-La Asia Ltd	821,736
1,891,143		Sino Land Co	3,211,046
1,061,000		SJM Holdings Ltd	732,320
893,186		Sun Hung Kai Properties Ltd	13,300,542
299

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

335,500		Swire Pacific Ltd (Class A)	$3,487,139
857,200		Swire Properties Ltd	2,461,604
857,000		Techtronic Industries Co	3,219,875
3,555,000	g	WH Group Ltd	2,879,179
843,762		Wharf Holdings Ltd	6,326,279
497,000		Wheelock & Co Ltd	3,058,590
466,000		Yue Yuen Industrial Holdings	1,774,636
		TOTAL HONG KONG	262,537,567

IRELAND - 0.7%
103,869	*	AerCap Holdings NV	4,270,055
16,892,627	*	Bank of Ireland	3,615,909
512,075		CRH plc	16,624,039
591,848		Experian Group Ltd	11,378,002
67,097	*,m	Irish Bank Resolution Corp Ltd	0
275,216		James Hardie Industries NV	4,096,251
97,760		Kerry Group plc (Class A)	7,097,885
48,871		Paddy Power plc	5,064,287
40,148	*	Ryanair Holdings plc	556,427
11,977		Ryanair Holdings plc (ADR)	899,353
		TOTAL IRELAND	53,602,208

ISRAEL - 0.6%
26,557		Azrieli Group	1,130,581
651,656		Bank Hapoalim Ltd	3,758,575
890,247	*	Bank Leumi Le-Israel	3,358,954
1,249,176		Bezeq Israeli Telecommunication Corp Ltd	2,269,011
79,570	*	Check Point Software Technologies	6,728,439
316,661		Israel Chemicals Ltd	1,125,279
90,104		Mizrahi Tefahot Bank Ltd	1,173,432
36,805		Nice Systems Ltd	2,443,043
563,861		Teva Pharmaceutical Industries Ltd	23,550,076
		TOTAL ISRAEL	45,537,390

ITALY - 1.8%
726,283		Assicurazioni Generali S.p.A.	9,381,646
254,979		Autostrade S.p.A.	6,242,893
7,849,643		Banca Intesa S.p.A.	18,200,734
592,739		Banca Intesa S.p.A. RSP	1,283,310
561,834	e	Banche Popolari Unite Scpa	1,550,102
4,719,657		Enel S.p.A.	20,291,400
1,573,734		ENI S.p.A.	22,838,433
68,349		Exor S.p.A.	2,905,840
75,516		Ferrari NV	3,975,913
250,608	*	Finmeccanica S.p.A.	3,051,513
705,509		Fondiaria-Sai S.p.A	1,348,235
105,131		Luxottica Group S.p.A.	5,234,728
347,622		Mediobanca S.p.A.	2,546,430
322,363	g	Poste Italiane S.p.A	2,145,877
120,120		Prysmian S.p.A.	2,987,097
3,569,705	*	Saipem S.p.A.	1,467,905
1,515,140		Snam Rete Gas S.p.A.	7,982,997
3,670,068		Telecom Italia RSP	2,605,191
300

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

6,258,561	*	Telecom Italia S.p.A.	$5,440,524
930,338		Terna Rete Elettrica Nazionale S.p.A.	4,553,929
3,263,876		UniCredit S.p.A	8,099,665
		TOTAL ITALY	134,134,362

JAPAN - 24.4%
20,300		ABC-Mart, Inc	1,235,192
236,800	*	Acom Co Ltd	1,089,646
404,300		Aeon Co Ltd	5,587,281
71,700		AEON Financial Service Co Ltd	1,262,227
74,100		Aeon Mall Co Ltd	1,100,443
92,100		Air Water, Inc	1,723,193
118,900		Aisin Seiki Co Ltd	5,222,988
342,100		Ajinomoto Co, Inc	7,607,426
114,700		Alfresa Holdings Corp	2,424,068
712,000		All Nippon Airways Co Ltd	1,999,847
118,300		Alps Electric Co Ltd	2,837,742
208,500		Amada Co Ltd	2,375,044
719,000		Aozora Bank Ltd	2,375,617
238,900		Asahi Breweries Ltd	8,521,789
626,000		Asahi Glass Co Ltd	4,378,122
779,000		Asahi Kasei Corp	7,022,706
577,040		Ashikaga Holdings Co Ltd	2,053,543
100,400		Asics Corp	2,142,466
1,305,300		Astellas Pharma, Inc	19,373,072
191,000	e	Bank of Kyoto Ltd	1,400,660
40,500		Benesse Holdings Inc	1,061,189
865		BLife Investment Corp	2,345,167
402,200		Bridgestone Corp	15,011,571
147,100		Brother Industries Ltd	2,699,177
49,300		Calbee, Inc	1,788,683
659,600		Canon, Inc	18,948,998
142,700		Casio Computer Co Ltd	1,987,606
89,100		Central Japan Railway Co	15,151,109
437,000		Chiba Bank Ltd	2,702,752
398,700		Chubu Electric Power Co, Inc	5,869,403
140,958		Chugai Pharmaceutical Co Ltd	4,803,553
105,400		Chugoku Bank Ltd	1,414,208
166,900		Chugoku Electric Power Co, Inc	1,952,965
722,900	*	Concordia Financial Group Ltd	3,351,872
91,900		Credit Saison Co Ltd	1,588,685
65,200	*,e	CYBERDYNE, Inc	978,416
325,000		Dai Nippon Printing Co Ltd	3,259,843
173,800		Daicel Chemical Industries Ltd	2,285,329
667,000		Dai-ichi Mutual Life Insurance Co	9,778,866
372,200		Daiichi Sankyo Co Ltd	8,943,679
144,900		Daikin Industries Ltd	13,885,722
43,400		Daito Trust Construction Co Ltd	7,272,917
349,200		Daiwa House Industry Co Ltd	9,584,337
1,030,000		Daiwa Securities Group, Inc	6,149,295
300,600		Denso Corp	13,080,603
133,400		Dentsu, Inc	6,649,884
72,200		Don Quijote Co Ltd	2,744,293
301

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

206,200		East Japan Railway Co	$18,151,466
155,700		Eisai Co Ltd	9,922,403
89,700		Electric Power Development Co	2,088,838
51,200		FamilyMart Co Ltd	3,211,290
121,000		Fanuc Ltd	22,153,579
32,700		Fast Retailing Co Ltd	11,016,511
348,000		Fuji Electric Holdings Co Ltd	1,737,767
379,900		Fuji Heavy Industries Ltd	14,845,156
270,300		Fujifilm Holdings Corp	10,220,287
1,152,000		Fujitsu Ltd	6,832,656
480,000		Fukuoka Financial Group, Inc	2,077,187
311,700	e	GungHo Online Entertainment Inc	788,622
242,400		Hachijuni Bank Ltd	1,321,470
130,700		Hakuhodo DY Holdings, Inc	1,570,852
88,000		Hamamatsu Photonics KK	2,662,752
148,000		Hankyu Hanshin Holdings, Inc	4,900,006
13,500		Hikari Tsushin, Inc	1,239,239
157,700		Hino Motors Ltd	1,718,961
19,500		Hirose Electric Co Ltd	2,573,121
315,000		Hiroshima Bank Ltd	1,348,092
38,400		Hisamitsu Pharmaceutical Co, Inc	2,048,334
64,300		Hitachi Chemical Co Ltd	1,503,131
69,400		Hitachi Construction Machinery Co Ltd	1,451,716
42,600		Hitachi High-Technologies Corp	1,776,676
2,984,000		Hitachi Ltd	15,907,383
131,000		Hitachi Metals Ltd	1,637,416
106,700		Hokuriku Electric Power Co	1,211,952
1,008,400		Honda Motor Co Ltd	30,172,946
31,500		Hoshizaki Electric Co Ltd	2,842,821
250,700		Hoya Corp	10,460,203
55,100		Idemitsu Kosan Co Ltd	1,266,193
89,400		Iida Group Holdings Co Ltd	1,728,057
593,900		Inpex Holdings, Inc	5,540,353
211,480		Isetan Mitsukoshi Holdings Ltd	2,137,318
911,000		Ishikawajima-Harima Heavy Industries Co Ltd	2,396,582
369,000		Isuzu Motors Ltd	4,564,218
925,100		Itochu Corp	11,682,804
173,400		Iyo Bank Ltd	1,065,681
151,200		J Front Retailing Co Ltd	2,081,471
74,300		Japan Airlines Co Ltd	2,192,726
29,800	e	Japan Airport Terminal Co Ltd	1,143,957
256,300		Japan Post Bank Co Ltd	3,020,483
275,600		Japan Post Holdings Co Ltd	3,508,166
508		Japan Prime Realty Investment Corp	2,193,848
802		Japan Real Estate Investment Corp	4,644,253
1,589		Japan Retail Fund Investment Corp	3,614,967
680,200		Japan Tobacco, Inc	25,861,287
327,000		JFE Holdings, Inc	4,686,749
129,300		JGC Corp	2,285,733
117,200		JSR Corp	1,781,026
137,800		JTEKT Corp	2,039,236
1,310,700		JX Holdings, Inc	5,178,787
547,000		Kajima Corp	3,688,716
302

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

90,700		Kakaku.com, Inc	$1,523,810
143,000		Kamigumi Co Ltd	1,221,007
178,000		Kaneka Corp	1,472,716
433,100	*	Kansai Electric Power Co, Inc	4,140,553
134,400		Kansai Paint Co Ltd	2,888,267
311,500		Kao Corp	16,028,702
885,000		Kawasaki Heavy Industries Ltd	2,584,991
1,134,500		KDDI Corp	34,481,034
312,000		Keihan Electric Railway Co Ltd	2,106,500
286,000		Keihin Electric Express Railway Co Ltd	2,885,421
350,000		Keio Corp	2,896,844
85,000		Keisei Electric Railway Co Ltd	2,049,347
28,200		Keyence Corp	20,673,177
91,000		Kikkoman Corp	2,895,021
1,099,000		Kintetsu Corp	4,436,139
507,700		Kirin Brewery Co Ltd	8,728,204
200,000		Kobe Steel Ltd	1,650,461
68,500		Koito Manufacturing Co Ltd	3,596,378
570,400		Komatsu Ltd	12,696,592
57,300		Konami Corp	2,262,914
277,600		Konica Minolta Holdings, Inc	2,486,472
18,500		Kose Corp	1,687,777
655,700		Kubota Corp	10,568,803
216,000		Kuraray Co Ltd	3,274,670
62,900		Kurita Water Industries Ltd	1,488,637
198,300		Kyocera Corp	9,635,189
161,900		Kyowa Hakko Kogyo Co Ltd	2,470,287
262,700	*	Kyushu Electric Power Co, Inc	2,387,042
218,700		Kyushu Financial Group, Inc	1,454,232
39,600		Lawson, Inc	3,009,004
165,300		LIXIL Group Corp	3,796,660
120,900		M3, Inc	3,679,116
31,000		Mabuchi Motor Co Ltd	1,802,050
68,300		Makita Corp	4,722,282
1,025,300		Marubeni Corp	5,387,723
131,700		Marui Co Ltd	1,847,562
34,100		Maruichi Steel Tube Ltd	1,099,427
1,363,100		Matsushita Electric Industrial Co Ltd	14,061,547
351,000		Mazda Motor Corp	5,820,903
47,900		McDonald’s Holdings Co Japan Ltd	1,378,213
104,400		Mediceo Paltac Holdings Co Ltd	1,783,800
70,500		MEIJI Holdings Co Ltd	7,031,683
215,800		Minebea Co Ltd	2,202,128
35,200		Miraca Holdings, Inc	1,699,322
841,400		Mitsubishi Chemical Holdings Corp	5,524,568
934,100		Mitsubishi Corp	20,330,648
1,194,800		Mitsubishi Electric Corp	16,164,656
772,000		Mitsubishi Estate Co Ltd	15,343,362
111,400		Mitsubishi Gas Chemical Co, Inc	1,714,526
1,991,000		Mitsubishi Heavy Industries Ltd	8,517,232
69,000		Mitsubishi Logistics Corp	934,015
69,500		Mitsubishi Materials Corp	1,991,241
429,799		Mitsubishi Motors Corp	2,385,978
303

TIAA-CREF FUNDS - International Equity Index Fund

SHARES	COMPANY	VALUE

7,887,380	Mitsubishi UFJ Financial Group, Inc	$40,697,370
268,100	Mitsubishi UFJ Lease & Finance Co Ltd	1,297,921
1,054,000	Mitsui & Co Ltd	14,603,189
566,000	Mitsui Chemicals, Inc	2,787,355
552,000	Mitsui Fudosan Co Ltd	12,571,190
728,000	Mitsui OSK Lines Ltd	1,820,495
312,600	Mitsui Sumitomo Insurance Group Holdings, Inc	9,280,095
205,000	Mitsui Trust Holdings, Inc	6,917,268
30,200	Mixi Inc	1,109,492
14,711,607	Mizuho Financial Group, Inc	24,770,698
118,400	Murata Manufacturing Co Ltd	16,533,544
69,800	Nabtesco Corp	2,084,688
557,000	Nagoya Railroad Co Ltd	2,939,183
122,900	Namco Bandai Holdings, Inc	3,681,592
1,597,000	NEC Corp	4,270,410
107,300	Nexon Co Ltd	1,826,567
163,300	NGK Insulators Ltd	2,997,322
112,288	NGK Spark Plug Co Ltd	2,228,392
121,200	NHK Spring Co Ltd	1,147,202
147,300	Nidec Corp	14,252,759
210,900	Nikon Corp	3,187,313
70,100	Nintendo Co Ltd	16,898,320
873	Nippon Building Fund, Inc	5,187,575
264,000	Nippon Electric Glass Co Ltd	1,436,153
518,000	Nippon Express Co Ltd	2,558,631
106,000	Nippon Meat Packers, Inc	2,540,144
101,100	Nippon Paint Co Ltd	3,437,600
991	Nippon ProLogis REIT, Inc	2,242,793
496,800	Nippon Steel Corp	9,843,029
427,700	Nippon Telegraph & Telephone Corp	18,962,863
1,016,000	Nippon Yusen Kabushiki Kaisha	2,079,254
1,529,300	Nissan Motor Co Ltd	15,556,778
121,800	Nisshin Seifun Group, Inc	1,794,143
35,800	Nissin Food Products Co Ltd	2,072,067
49,500	Nitori Co Ltd	5,912,864
102,000	Nitto Denko Corp	7,106,169
218,200	NKSJ Holdings, Inc	7,060,252
60,300	NOK Corp	1,358,904
2,250,300	Nomura Holdings, Inc	11,271,605
78,300	Nomura Real Estate Holdings, Inc	1,322,225
2,475	Nomura Real Estate Master Fund, Inc	4,017,430
74,500	Nomura Research Institute Ltd	2,583,990
272,400	NSK Ltd	3,028,139
77,400	NTT Data Corp	3,994,243
856,700	NTT DoCoMo, Inc	21,515,149
72,700	NTT Urban Development Corp	668,344
402,200	Obayashi Corp	3,874,476
39,700	Obic Co Ltd	2,062,354
179,500	Odakyu Electric Railway Co Ltd	3,662,472
508,000	OJI Paper Co Ltd	2,147,921
179,700	Olympus Corp	6,405,494
118,300	Omron Corp	4,540,449
254,400	Ono Pharmaceutical Co Ltd	6,449,973
304

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

29,400		Oracle Corp Japan	$1,600,030
134,600		Oriental Land Co Ltd	7,862,387
820,000		ORIX Corp	12,994,040
1,150,000		Osaka Gas Co Ltd	4,783,082
324,300		Osaka Securities Exchange Co Ltd	4,815,141
31,600		Otsuka Corp	1,503,468
240,200		Otsuka Holdings KK	10,512,564
64,800		Park24 Co Ltd	2,002,238
14,400		Pola Orbis Holdings, Inc	1,198,213
573,300		Rakuten, Inc	6,609,373
227,300		Recruit Holdings Co Ltd	9,130,531
1,367,100		Resona Holdings, Inc	6,059,642
410,400		Ricoh Co Ltd	3,344,853
20,900		Rinnai Corp	2,007,785
55,100		Rohm Co Ltd	2,896,309
14,800		Ryohin Keikaku Co Ltd	3,161,319
26,500		Sankyo Co Ltd	933,568
230,100		Santen Pharmaceutical Co Ltd	3,355,401
134,640		SBI Holdings, Inc	1,599,425
129,700		Secom Co Ltd	9,356,448
113,700		Sega Sammy Holdings, Inc	1,678,878
103,300		Seibu Holdings, Inc	1,787,303
172,100		Seiko Epson Corp	3,488,094
250,300		Sekisui Chemical Co Ltd	3,941,895
373,200		Sekisui House Ltd	6,166,654
465,800		Seven & I Holdings Co Ltd	19,442,170
363,700		Seven Bank Ltd	1,118,082
950,000	*,e	Sharp Corp	1,648,329
107,700		Shikoku Electric Power Co, Inc	1,012,764
149,000		Shimadzu Corp	2,168,047
13,500		Shimamura Co Ltd	1,728,195
45,800		Shimano, Inc	7,830,868
331,000		Shimizu Corp	2,941,812
240,500		Shin-Etsu Chemical Co Ltd	18,235,031
1,122,000		Shinsei Bank Ltd	1,814,007
185,300		Shionogi & Co Ltd	9,125,651
234,600		Shiseido Co Ltd	6,051,282
329,000		Shizuoka Bank Ltd	2,776,607
182,900		Shoei Co Ltd	1,741,517
137,600		Showa Shell Sekiyu KK	1,282,059
35,400		SMC Corp	10,261,578
594,100		Softbank Corp	37,417,058
44,300		Sohgo Security Services Co Ltd	2,017,569
781,100		Sony Corp	24,618,901
108,900		Sony Financial Holdings, Inc	1,529,440
93,400		Stanley Electric Co Ltd	2,571,728
113,200		Start Today Co Ltd	1,983,710
976,009		Sumitomo Chemical Co Ltd	4,615,913
727,300		Sumitomo Corp	8,361,481
98,500		Sumitomo Dainippon Pharma Co Ltd	1,705,985
465,500		Sumitomo Electric Industries Ltd	6,877,051
343,000		Sumitomo Heavy Industries Ltd	1,805,727
307,000		Sumitomo Metal Mining Co Ltd	3,989,418
305

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

831,100		Sumitomo Mitsui Financial Group, Inc	$28,815,618
222,000		Sumitomo Realty & Development Co Ltd	5,835,449
105,500		Sumitomo Rubber Industries, Inc	1,769,896
23,000		Sundrug Co Ltd	1,809,224
85,900		Suntory Beverage & Food Ltd	3,755,922
108,000		Suruga Bank Ltd	2,636,593
47,500		Suzuken Co Ltd	1,525,632
211,800		Suzuki Motor Corp	7,552,005
96,400		Sysmex Corp	6,680,719
355,700		T&D Holdings, Inc	4,301,427
757,000		Taiheiyo Cement Corp	2,167,975
642,000		Taisei Corp	4,811,820
24,600		Taisho Pharmaceutical Holdings Co Ltd	2,399,712
77,200		Taiyo Nippon Sanso Corp	811,473
188,000		Takashimaya Co Ltd	1,533,326
439,900		Takeda Pharmaceutical Co Ltd	19,674,499
136,300		Tanabe Seiyaku Co Ltd	2,653,007
76,700		TDK Corp	5,295,787
115,400		Teijin Ltd	2,229,691
210,900		Terumo Corp	8,155,876
76,400		THK Co Ltd	1,613,092
580,000		Tobu Railway Co Ltd	2,847,532
70,500		Toho Co Ltd	2,115,167
234,000		Toho Gas Co Ltd	2,169,963
278,500		Tohoku Electric Power Co, Inc	3,412,142
421,800		Tokio Marine Holdings, Inc	16,637,206
895,900	*	Tokyo Electric Power Co, Inc	3,471,236
96,700		Tokyo Electron Ltd	8,722,818
1,245,000		Tokyo Gas Co Ltd	5,649,148
131,400		Tokyo Tatemono Co Ltd	1,669,157
650,000		Tokyu Corp	4,866,188
319,600		Tokyu Fudosan Holdings Corp	1,801,381
182,000		TonenGeneral Sekiyu KK	1,792,067
318,000		Toppan Printing Co Ltd	2,990,476
907,000		Toray Industries, Inc	8,441,381
2,501,000	*	Toshiba Corp	9,055,677
88,300		Toto Ltd	3,527,644
101,000		Toyo Seikan Kaisha Ltd	1,862,958
54,000		Toyo Suisan Kaisha Ltd	2,187,745
38,700		Toyoda Gosei Co Ltd	886,797
99,700		Toyota Industries Corp	4,574,567
1,651,600		Toyota Motor Corp	95,803,889
131,000		Toyota Tsusho Corp	3,092,711
68,600		Trend Micro, Inc	2,415,700
22,500		Tsuruha Holdings, Inc	2,596,116
249,300		Uni-Charm Corp	5,928,156
1,837		United Urban Investment Corp	3,106,401
136,100		USS Co Ltd	2,301,775
100,800		West Japan Railway Co	6,206,943
879,800		Yahoo! Japan Corp	3,374,904
53,600	e	Yakult Honsha Co Ltd	2,499,009
390,100		Yamada Denki Co Ltd	2,016,421
119,000	e	Yamaguchi Financial Group, Inc	1,311,894
306

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

103,800		Yamaha Corp	$3,708,715
174,300		Yamaha Motor Co Ltd	3,872,076
214,900		Yamato Transport Co Ltd	4,896,084
81,000		Yamazaki Baking Co Ltd	1,816,179
157,300		Yaskawa Electric Corp	2,509,549
142,500		Yokogawa Electric Corp	2,001,692
66,100		Yokohama Rubber Co Ltd	1,147,666
		TOTAL JAPAN	1,842,989,813

JERSEY, C.I. - 0.1%
58,262		Randgold Resources Ltd	5,174,049
		TOTAL JERSEY, C.I.	5,174,049

JORDAN - 0.0%
87,203		Hikma Pharmaceuticals plc	1,870,358
		TOTAL JORDAN	1,870,358

LUXEMBOURG - 0.3%
1,142,145	*	ArcelorMittal	7,717,426
41,297		Millicom International Cellular S.A.	1,814,456
22,618		RTL Group	1,772,595
223,507		SES Global S.A.	5,142,025
292,831		Tenaris S.A.	4,141,727
		TOTAL LUXEMBOURG	20,588,229

MACAU - 0.0%
605,200		MGM China Holdings Ltd	998,477
962,800	e	Wynn Macau Ltd	1,475,021
		TOTAL MACAU	2,473,498

MEXICO - 0.0%
136,703		Fresnillo plc	2,750,352
		TOTAL MEXICO	2,750,352

NETHERLANDS - 4.1%
142,929	g	ABN AMRO Group NV (ADR)	3,298,754
1,125,164		Aegon NV	4,867,394
152,796		Akzo Nobel NV	9,872,308
228,645	*	Altice NV (Class A)	4,217,135
69,035	*	Altice NV (Class B)	1,285,189
227,697		ASML Holding NV	24,088,958
53,722		Boskalis Westminster	1,732,618
111,011		DSM NV	7,135,177
49,467		Gemalto NV	2,687,624
64,721		Heineken Holding NV	4,979,750
142,401		Heineken NV	11,729,314
2,398,281		ING Groep NV	31,482,260
792,220		Koninklijke Ahold Delhaize NV	18,072,439
575,887		Koninklijke Philips Electronics NV	17,352,722
42,837		Koninklijke Vopak NV	2,162,091
196,665		NN Group NV	5,924,068
181,876	*	NXP Semiconductors NV	18,187,600
307

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

65,968	*,e	OCI NV	$915,666
73,827		Randstad Holdings NV	3,797,131
2,643,911		Royal Dutch Shell plc (A Shares)	65,851,996
2,316,241		Royal Dutch Shell plc (B Shares)	59,741,652
2,099,362		Royal KPN NV	6,845,494
186,376		Wolters Kluwer NV	7,207,209
		TOTAL NETHERLANDS	313,434,549

NEW ZEALAND - 0.2%
581,073		Auckland International Airport Ltd	2,736,600
446,284		Contact Energy Ltd	1,517,494
422,925		Fletcher Building Ltd	3,133,056
815,495		Meridian Energy Ltd	1,498,837
419,289		Mighty River Power Ltd	915,322
226,151		Ryman Healthcare Ltd	1,435,349
1,130,660		Telecom Corp of New Zealand Ltd	2,957,109
		TOTAL NEW ZEALAND	14,193,767

NORWAY - 0.6%
601,976		DNB NOR Holding ASA	8,702,571
124,603		Gjensidige Forsikring BA	2,232,520
818,973		Norsk Hydro ASA	3,661,414
503,508		Orkla ASA	4,754,335
239,149		PAN Fish ASA	4,339,664
47,420		Schibsted ASA	1,136,539
55,661		Schibsted ASA (B Shares)	1,254,048
690,180	e	Statoil ASA	11,267,882
465,472	e	Telenor ASA	7,403,258
109,640		Yara International ASA	3,872,951
		TOTAL NORWAY	48,625,182

PORTUGAL - 0.1%
1,418,936		Energias de Portugal S.A.	4,689,951
287,422		Galp Energia SGPS S.A.	3,896,946
156,705		Jeronimo Martins SGPS S.A.	2,692,680
		TOTAL PORTUGAL	11,279,577

SINGAPORE - 1.2%
1,415,008		Ascendas REIT	2,411,382
1,273,500		CapitaCommercial Trust	1,441,122
1,565,700		CapitaLand Ltd	3,472,589
1,486,730		CapitaMall Trust	2,215,437
254,300		City Developments Ltd	1,548,365
1,335,300		ComfortDelgro Corp Ltd	2,434,541
1,097,381		DBS Group Holdings Ltd	11,828,347
3,897,700		Genting Singapore plc	2,085,724
1,659,800		Global Logistic Properties	2,112,016
4,268,347		Golden Agri-Resources Ltd	1,178,616
62,009		Jardine Cycle & Carriage Ltd	1,877,765
906,000		Keppel Corp Ltd	3,426,170
1,911,391		Oversea-Chinese Banking Corp	11,644,452
621,260		SembCorp Industries Ltd	1,124,986
498,300	e	SembCorp Marine Ltd	462,042
308

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

334,133		Singapore Airlines Ltd	$2,431,468
498,800		Singapore Exchange Ltd	2,541,381
974,400	e	Singapore Press Holdings Ltd	2,603,976
952,200		Singapore Technologies Engineering Ltd	2,140,705
4,932,503		Singapore Telecommunications Ltd	13,746,522
363,500		StarHub Ltd	882,368
1,464,100		Suntec Real Estate Investment Trust	1,768,342
808,534		United Overseas Bank Ltd	10,907,625
296,823		UOL Group Ltd	1,207,233
1,186,400		Wilmar International Ltd	2,816,651
		TOTAL SINGAPORE	90,309,825

SOUTH AFRICA - 0.1%
224,483		Al Noor Hospitals Group plc	2,489,109
379,782		Investec plc	2,356,999
223,664		Mondi plc	4,364,923
		TOTAL SOUTH AFRICA	9,211,031

SPAIN - 3.1%
392,659	e	Abertis Infraestructuras S.A. (Continuous)	5,820,229
117,461		ACS Actividades Construccion y Servicios S.A.	3,592,975
41,677	g	Aena S.A.	6,107,164
271,303		Amadeus IT Holding S.A.	12,768,556
4,126,751		Banco Bilbao Vizcaya Argentaria S.A.	29,707,189
3,257,325	*	Banco de Sabadell S.A.	4,349,270
2,116,514		Banco Popular Espanol S.A.	2,315,746
9,030,225		Banco Santander S.A.	44,248,335
2,799,896		Bankia S.A.	2,459,862
410,850		Bankinter S.A.	3,140,278
2,012,359		CaixaBank S.A.	6,072,066
660,314		Corp Mapfre S.A.	1,958,773
386,413		Distribuidora Internacional de Alimentacion S.A.	2,063,868
139,996		Enagas	4,012,978
204,730		Endesa S.A.	4,345,522
296,439		Ferrovial S.A.	5,759,173
214,450		Gas Natural SDG S.A.	4,221,300
183,435		Grifols S.A.	3,619,592
3,352,107		Iberdrola S.A.	22,812,590
674,911	e	Industria De Diseno Textil S.A.	23,549,275
267,498		Red Electrica Corp S.A.	5,572,644
681,279		Repsol YPF S.A.	9,512,351
2,769,127		Telefonica S.A.	28,136,000
144,404	e	Zardoya Otis S.A.	1,216,186
		TOTAL SPAIN	237,361,922

SWEDEN - 2.7%
178,813		Alfa Laval AB	2,565,371
619,072		Assa Abloy AB	11,250,667
415,735	e	Atlas Copco AB (A Shares)	12,178,986
241,669	e	Atlas Copco AB (B Shares)	6,312,536
168,512		Boliden AB	3,905,508
148,192		Electrolux AB (Series B)	3,507,458
1,899,534		Ericsson (LM) (B Shares)	9,214,373
309

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

121,435		Getinge AB (B Shares)	$1,988,558
587,378		Hennes & Mauritz AB (B Shares)	16,518,627
159,538		Hexagon AB (B Shares)	5,582,564
255,136		Husqvarna AB (B Shares)	1,918,157
50,549	e	ICA Gruppen AB	1,569,277
102,473		Industrivarden AB	1,827,647
144,056		Investment AB Kinnevik (B Shares)	3,641,934
282,257		Investor AB (B Shares)	10,023,610
119,309	*	Lundin Petroleum AB	2,144,612
1,879,144		Nordea Bank AB	19,748,160
657,772		Sandvik AB	7,473,216
193,431		Securitas AB (B Shares)	2,985,390
938,951		Skandinaviska Enskilda Banken AB (Class A)	9,470,625
209,899		Skanska AB (B Shares)	4,558,284
246,769		SKF AB (B Shares)	4,179,761
375,587		Svenska Cellulosa AB (B Shares)	10,637,677
936,396		Svenska Handelsbanken AB	12,766,004
560,126		Swedbank AB (A Shares)	13,106,510
116,178		Swedish Match AB	4,043,007
200,132	e	Tele2 AB	1,652,596
1,605,137		TeliaSonera AB	6,412,283
955,378		Volvo AB (B Shares)	10,247,282
		TOTAL SWEDEN	201,430,680

SWITZERLAND - 9.0%
1,212,551		ABB Ltd	25,015,434
63,507		Actelion Ltd	9,176,496
102,437		Adecco S.A.	6,082,704
55,459		Aryzta AG.	2,436,949
34,362		Baloise Holding AG.	4,227,540
1,503		Barry Callebaut AG.	1,871,718
322,204		Cie Financiere Richemont S.A.	20,714,455
110,179		Coca-Cola HBC AG.	2,377,652
1,148,860		Credit Suisse Group	16,029,783
27,998	*	Dufry Group	3,406,169
5,755		EMS-Chemie Holding AG.	2,888,694
2,419		Galenica AG.	2,425,329
23,118		Geberit AG.	9,773,587
5,648		Givaudan S.A.	10,923,615
7,565,842	*	Glencore Xstrata plc	23,159,843
281,268		Holcim Ltd	15,003,036
138,130		Julius Baer Group Ltd	5,591,719
33,068		Kuehne & Nagel International AG.	4,482,105
604		Lindt & Spruengli AG.	3,136,442
63		Lindt & Spruengli AG. (Registered)	3,909,050
32,426		Lonza Group AG.	6,118,841
1,970,922		Nestle S.A.	142,919,178
1,380,195		Novartis AG.	97,949,102
21,818		Pargesa Holding S.A.	1,464,589
10,721		Partners Group	5,427,400
31,926		Phonak Holding AG.	4,281,684
434,254		Roche Holding AG.	99,740,129
26,324		Schindler Holding AG.	4,890,389
310

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

13,782		Schindler Holding AG. (Registered)	$2,551,154
3,298		SGS S.A.	6,675,458
1,320		Sika AG.	6,344,522
396,292		STMicroelectronics NV	3,761,212
19,042		Swatch Group AG.	5,727,012
30,257		Swatch Group AG. (Registered)	1,744,255
21,290		Swiss Life Holding	5,634,028
47,018		Swiss Prime Site AG.	3,899,631
204,575		Swiss Re Ltd	18,986,955
16,010		Swisscom AG.	7,318,538
57,367		Syngenta AG.	22,956,315
2,259,741		UBS AG.	31,947,447
155,897		Wolseley plc	8,086,293
92,883		Zurich Financial Services AG.	24,312,731
		TOTAL SWITZERLAND	685,369,183

UNITED KINGDOM - 15.8%
634,444		3i Group plc	5,200,665
565,395		Aberdeen Asset Management plc	2,211,617
127,310		Admiral Group plc	2,982,769
159,130		Aggreko plc	1,555,901
867,671	*	Anglo American plc (London)	12,042,583
311,956		Ashtead Group plc	4,860,748
220,945		Associated British Foods plc	6,645,811
781,993		AstraZeneca plc	43,787,762
609,235	g	Auto Trader Group plc	2,791,193
2,506,897		Aviva plc	13,584,310
153,649		Babcock International Group	1,857,284
1,956,783		BAE Systems plc	12,965,164
10,450,630		Barclays plc	24,212,092
616,716		Barratt Developments plc	3,419,957
86,147		Berkeley Group Holdings plc	2,484,600
11,529,738		BP plc	68,160,401
1,152,653		British American Tobacco plc	66,061,926
599,123		British Land Co plc	4,289,357
5,213,245		BT Group plc	23,928,993
207,167		Bunzl plc	5,561,880
276,856		Burberry Group plc	4,993,118
416,994		Capita Group plc	2,984,803
3,360,335	e	Centrica plc	8,801,574
636,666		CNH Industrial NV	4,942,845
1,128,342		Cobham plc	1,968,673
134,099		Coca-Cola European Partners plc	5,160,834
1,013,930		Compass Group plc	18,346,330
90,805		Croda International plc	3,883,258
54,401		DCC plc	4,426,036
1,555,550		Diageo plc	41,403,355
849,443		Direct Line Insurance Group plc	3,593,630
99,527		easyJet plc	1,141,330
556,422	e	Fiat DaimlerChrysler Automobiles NV	4,079,089
1,050,818		GKN plc	4,098,002
3,012,608		GlaxoSmithKline plc	59,512,044
958,720		Group 4 Securicor plc	2,575,237
311

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

485,269		Hammerson plc	$3,264,659
170,563		Hargreaves Lansdown plc	2,418,013
12,251,275		HSBC Holdings plc	92,266,027
332,045		ICAP plc	1,968,847
191,896		IMI plc	2,330,863
592,380		Imperial Tobacco Group plc	28,654,500
288,614		Inmarsat plc	2,475,746
114,400		InterContinental Hotels Group plc	4,435,132
507,296		International Consolidated Airlines Group S.A.	2,688,209
99,721		Intertek Group plc	4,160,568
573,900		Intu Properties plc	1,934,173
2,247,078		ITV plc	4,684,593
1,000,704		J Sainsbury plc	3,068,201
118,634		Johnson Matthey plc	4,945,045
1,392,763		Kingfisher plc	6,152,417
488,660		Land Securities Group plc	5,966,831
3,673,368		Legal & General Group plc	9,397,406
39,701,378		Lloyds TSB Group plc	27,724,385
193,685		London Stock Exchange Group plc	6,652,790
996,896		Marks & Spencer Group plc	4,147,872
471,935		Meggitt plc	2,510,673
432,418	g	Merlin Entertainments plc	2,437,027
2,313,432		National Grid plc	30,092,606
609,164		New Carphone Warehouse plc	2,341,982
86,567		Next plc	5,093,066
3,031,369		Old Mutual plc	7,456,979
505,485		Pearson plc	4,676,429
188,879		Persimmon plc	3,909,765
158,892		Petrofac Ltd	1,564,853
90,538		Provident Financial plc	3,263,927
1,590,640		Prudential plc	25,957,446
392,160		Reckitt Benckiser Group plc	35,082,832
609,750		Reed Elsevier NV	10,281,930
674,561		Reed Elsevier plc	12,041,008
261,930		Rio Tinto Ltd	10,837,213
764,713		Rio Tinto plc	26,593,132
1,136,524		Rolls-Royce Group plc	10,088,487
51,880,410	*,m	Rolls-Royce Holdings plc	63,502
2,167,543	*	Royal Bank of Scotland Group plc	5,008,996
546,286		Royal Mail plc	3,277,439
624,153		RSA Insurance Group plc	4,214,061
658,414		Sage Group plc	5,809,161
81,389		Schroders plc	2,801,393
623,163		Scottish & Southern Energy plc	12,116,185
511,491		Segro plc	2,739,577
155,382		Severn Trent plc	4,423,133
556,003		Shire Ltd	31,393,428
637,058		Sky plc	6,368,826
552,983		Smith & Nephew plc	7,994,118
240,946		Smiths Group plc	4,175,155
325,179		St. James’s Place plc	3,755,430
2,028,327	*	Standard Chartered plc	17,638,150
1,223,223		Standard Life plc	5,047,831
312

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

320,539		Tate & Lyle plc	$3,056,968
2,020,521		Taylor Wimpey plc	3,499,018
5,047,076	*	Tesco plc	12,999,680
152,259		Travis Perkins plc	2,477,169
1,007,646		Unilever NV	42,145,777
792,971		Unilever plc	33,105,904
410,240		United Utilities Group plc	4,715,656
16,423,113		Vodafone Group plc	45,103,200
131,983		Weir Group plc	2,741,654
112,953		Whitbread plc	4,989,725
535,854		William Hill plc	1,938,431
1,379,018		WM Morrison Supermarkets plc	3,817,485
1,111,139	g	Worldpay Group plc	3,861,689
798,144		WPP plc	17,330,139
		TOTAL UNITED KINGDOM	1,192,689,683

UNITED STATES - 1.2%
117,599		Carnival plc	5,672,140
1,280,286	d	iShares MSCI EAFE Index Fund	74,026,137
107,714	*	Mobileye NV	4,004,806
137,128	*	Qiagen NV	3,353,805
9,470	*,e	Taro Pharmaceutical Industries Ltd	961,300
		TOTAL UNITED STATES	88,018,188

		TOTAL COMMON STOCKS	7,526,102,669
		(Cost $7,369,465,511)

RIGHTS / WARRANTS - 0.0%
AUSTRALIA - 0.0%
989,098	m	BGP Holdings plc	0
		TOTAL AUSTRALIA	0

ITALY - 0.0%
68,349	m	EXOR S.p.A	3
		TOTAL ITALY	3

SPAIN - 0.0%
8,855,786		Banco Santander S.A.	495,794
296,439		Ferrovial S.A.	126,912
		TOTAL SPAIN	622,706

SWEDEN - 0.0%
200,132	m	Tele2 AB	59,779
		TOTAL SWEDEN	59,779

		TOTAL RIGHTS / WARRANTS	682,488
		(Cost $571,103)
313

TIAA-CREF FUNDS - International Equity Index Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE
SHORT-TERM INVESTMENTS – 1.8%
GOVERNMENT AGENCY DEBT - 0.3%
$19,150,000		Federal Home Loan Bank (FHLB)	0.150%	11/01/16	$19,150,000
		TOTAL GOVERNMENT AGENCY DEBT			19,150,000

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.5%
115,009,574	c	State Street Navigator Securities Lending Government Money Market Portfolio			115,009,574
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			115,009,574
		TOTAL SHORT-TERM INVESTMENTS			134,159,574
		(Cost $134,159,574)

		TOTAL INVESTMENTS - 101.2%			7,660,944,731
		(Cost $7,504,196,188)
		OTHER ASSETS & LIABILITIES, NET - (1.2)%			(91,417,342)
		NET ASSETS - 100.0%			$7,569,527,389

Abbreviation(s):
ADR American Depositary Receipt
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $108,407,340.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/16, the aggregate value of these securities amounted to $33,452,535 or 0.4% of net assets.
m	Indicates a security that has been deemed illiquid.
314

TIAA-CREF FUNDS - International Equity Index Fund

TIAA-CREF FUNDS

INTERNATIONAL EQUITY INDEX FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2016

SECTOR	VALUE	% OF NET ASSETS
FINANCIALS	$1,577,037,733	20.7%
INDUSTRIALS	1,028,865,117	13.6
CONSUMER DISCRETIONARY	957,974,972	12.7
CONSUMER STAPLES	880,666,293	11.6
HEALTH CARE	805,780,666	10.7
MATERIALS	576,051,618	7.6
INFORMATION TECHNOLOGY	410,428,891	5.4
ENERGY	369,633,108	4.9
TELECOMMUNICATION SERVICES	354,888,560	4.7
REAL ESTATE	291,875,421	3.9
UTILITIES	273,582,778	3.6
SHORT - TERM INVESTMENTS	134,159,574	1.8
OTHER ASSETS & LIABILITIES, NET	(91,417,342)	(1.2)

NET ASSETS	$7,569,527,389	100.0%
315

TIAA-CREF FUNDS - Emerging Markets Debt Fund

TIAA-CREF FUNDS

 EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

BONDS - 96.3%

CORPORATE BONDS - 43.1%

ARGENTINA - 0.5%
	$1,200,000	g,i	YPF S.A.	26.333%	07/07/20	$1,344,000
			TOTAL ARGENTINA			1,344,000

AZERBAIJAN - 1.1%
	1,400,000		State Oil Co of the Azerbaijan Republic	4.750	03/13/23	1,393,459
	1,700,000		State Oil Co of the Azerbaijan Republic	6.950	03/18/30	1,843,054
			TOTAL AZERBAIJAN			3,236,513

BRAZIL - 3.2%
	500,000	g,i	Caixa Economica Federal	7.250	07/23/24	476,930
	1,050,000	g	GTL Trade Finance, Inc	5.893	04/29/24	1,039,185
	1,200,000	g	Marfrig Holdings Europe BV	8.000	06/08/23	1,239,000
	1,000,000	g	Odebrecht Finance Ltd	4.375	04/25/25	478,750
	174,180	g	Odebrecht Offshore Drilling Finance Ltd	6.625	10/01/22	34,836
	312,258	g	Odebrecht Offshore Drilling Finance Ltd	6.750	10/01/22	63,232
BRL	2,305,000	g,m,q	Oi S.A.	9.750	09/15/16	134,494
	$1,100,000	g,q	Oi S.A.	5.750	02/10/22	291,500
	1,700,000		Petrobras Global Finance BV	5.625	05/20/43	1,335,690
	1,125,000		Petrobras International Finance Co	5.750	01/20/20	1,161,000
	1,450,000	g	St. Marys Cement, Inc Canada	5.750	01/28/27	1,462,687
	1,375,000	g	Ultrapar International S.A.	5.250	10/06/26	1,395,488
			TOTAL BRAZIL			9,112,792

CAYMAN ISLANDS - 0.2%
	650,000	g	Poinsettia Finance Ltd	6.625	06/17/31	671,988
			TOTAL CAYMAN ISLANDS			671,988

CHILE - 1.6%
	1,100,000	g	Corp Nacional del Cobre de Chile-CODELCO	4.500	09/16/25	1,143,372
	1,300,000	g	Empresa Electrica Angamos S.A.	4.875	05/25/29	1,278,770
	1,200,000		Enersis Americas S.A.	4.000	10/25/26	1,198,320
	1,000,000	g	ENTEL Chile S.A.	4.750	08/01/26	1,026,196
			TOTAL CHILE			4,646,658

CHINA - 1.1%
	2,050,000	g	Golden Eagle Retail Group Ltd	4.625	05/21/23	1,829,625
	1,100,000	g	Semiconductor Manufacturing International Corp	4.125	10/07/19	1,142,750
			TOTAL CHINA			2,972,375

COLOMBIA - 1.7%
	300,000	g	Banco de Bogota S.A.	6.250	05/12/26	309,750
316

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$1,200,000	g	Banco de Bogota S.A.	6.250%	05/12/26	$1,239,000
1,100,000		Ecopetrol S.A.	5.375	06/26/26	1,109,900
1,800,000	g	GrupoSura Finance S.A.	5.500	04/29/26	1,908,000
300,000	g	Pacific Rubiales Energy Corp	5.375	01/26/19	60,000
1,100,000	g	Pacific Rubiales Energy Corp	5.625	01/19/25	220,000
		TOTAL COLOMBIA			4,846,650

COSTA RICA - 0.6%
1,800,000	g	Banco Nacional de Costa Rica	5.875	04/25/21	1,869,570
		TOTAL COSTA RICA			1,869,570

CROATIA - 0.4%
1,000,000	g	Hrvatska Elektroprivreda	5.875	10/23/22	1,087,444
		TOTAL CROATIA			1,087,444

INDIA - 2.5%
1,300,000	g	Adani Transmission Ltd	4.000	08/03/26	1,294,987
1,000,000	g	Bharti Airtel International Netherlands BV	5.125	03/11/23	1,075,567
500,000	g	Bharti Airtel Ltd	4.375	06/10/25	514,654
1,600,000	g	Export-Import Bank of India	3.375	08/05/26	1,587,725
1,100,000	g	ICICI Bank Ltd	4.000	03/18/26	1,118,528
1,000,000	g	Reliance Holdings USA	5.400	02/14/22	1,116,341
		TOTAL INDIA			6,707,802

INDONESIA - 3.5%
2,200,000	g	Golden Legacy Pte Ltd	8.250	06/07/21	2,355,511
2,100,000	g	Indo Energy Finance II BV	6.375	01/24/23	1,638,395
1,500,000	g	Listrindo Capital BV	4.950	09/14/26	1,515,392
1,000,000	g	Pelabuhan Indonesia II PT	4.250	05/05/25	1,003,750
1,130,000	g	Pertamina Persero PT	4.300	05/20/23	1,171,359
1,000,000	g	Pertamina Persero PT	6.500	05/27/41	1,121,431
1,200,000	g	Perusahaan Listrik Negara PT	5.250	10/24/42	1,193,400
		TOTAL INDONESIA			9,999,238

JAMAICA - 0.4%
1,400,000	g	Digicel Group Ltd	7.125	04/01/22	1,116,500
		TOTAL JAMAICA			1,116,500

KAZAKHSTAN - 1.6%
1,700,000	g	Kazakhstan Temir Zholy Finance BV	6.950	07/10/42	1,753,298
1,275,000	g	KMG FINANCE SUB BV	7.000	05/05/20	1,413,726
1,425,000	g	Tengizchevroil Finance Co International Ltd	4.000	08/15/26	1,373,811
		TOTAL KAZAKHSTAN			4,540,835

KUWAIT - 0.5%
1,575,000	g	Equate Petrochemical BV	4.250	11/03/26	1,561,198
		TOTAL KUWAIT			1,561,198

LUXEMBOURG - 0.4%
1,150,000	g	Millicom International Cellular S.A.	6.000	03/15/25	1,161,074
		TOTAL LUXEMBOURG			1,161,074
317

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

MEXICO - 8.0%
MXN	25,450,000		America Movil SAB de C.V.	6.450%	12/05/22	$1,319,560
	$2,300,000	g,i	Banco Mercantil del Norte S.A.	5.750	10/04/31	2,222,375
	1,000,000	g	Banco Nacional de Comercio Exterior SNC	4.375	10/14/25	1,034,900
	1,900,000	g,i	Banco Nacional de Comercio Exterior SNC	3.800	08/11/26	1,881,000
	1,300,000	g,i	BBVA Bancomer S.A.	5.350	11/12/29	1,313,000
	1,800,000	g	Cemex SAB de C.V.	7.750	04/16/26	2,017,080
	1,200,000	g	Comision Federal de Electricidad	4.875	01/15/24	1,248,000
	1,500,000	g	Comision Federal de Electricidad	4.750	02/23/27	1,522,500
	1,200,000	g	El Puerto de Liverpool SAB de C.V.	3.875	10/06/26	1,176,000
	1,200,000	g	Mexico City Airport Trust	4.250	10/31/26	1,222,800
	1,275,000	g	Mexico City Airport Trust	5.500	10/31/46	1,244,719
	750,000		Pemex Project Funding Master Trust	6.625	06/15/35	754,875
	1,150,000		Petroleos Mexicanos	3.500	01/30/23	1,086,175
	1,200,000	g	Petroleos Mexicanos	6.875	08/04/26	1,341,480
	1,200,000	g	Sixsigma Networks Mexico S.A. de C.V.	8.250	11/07/21	1,176,000
	2,000,000	g	Unifin Financiera SAB de C.V. SOFOM ENR	7.250	09/27/23	2,005,000
			TOTAL MEXICO			22,565,464

MOROCCO - 0.5%
	1,200,000	g	OCP S.A.	6.875	04/25/44	1,315,361
			TOTAL MOROCCO			1,315,361

NETHERLANDS - 0.7%
	1,800,000	g	GTH Finance BV	7.250	04/26/23	1,914,966
			TOTAL NETHERLANDS			1,914,966

NIGERIA - 0.5%
	1,500,000	g	Access Bank plc	10.500	10/19/21	1,518,594
			TOTAL NIGERIA			1,518,594

PANAMA - 1.2%
	1,300,000	g	Aeropuerto Internacional de Tocumen S.A.	5.625	05/18/36	1,371,500
	2,000,000	g	AES Panama SRL	6.000	06/25/22	2,082,734
			TOTAL PANAMA			3,454,234

PERU - 1.5%
	1,250,000	g	Banco de Credito del Peru	4.250	04/01/23	1,340,625
	1,000,000	g	Corp Lindley S.A.	4.625	04/12/23	1,045,000
	1,750,000	g	Union Andina de Cementos SAA	5.875	10/30/21	1,818,250
			TOTAL PERU			4,203,875

RUSSIA - 1.4%
	1,000,000	g	LUKOIL International Finance BV	4.563	04/24/23	1,012,480
	1,700,000	g	LUKOIL International Finance BV	4.750	11/02/26	1,700,124
	1,250,000	g	Novolipetsk Steel via Steel Funding Ltd	4.500	06/15/23	1,247,871
			TOTAL RUSSIA			3,960,475
318

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SOUTH AFRICA - 3.5%
$1,000,000	g	Eskom Holdings SOC Ltd	5.750%	01/26/21	$1,005,033
1,150,000	g	Gold Fields Orogen Holding BVI Ltd	4.875	10/07/20	1,162,938
2,450,000	g	MTN Mauritius Investment Ltd	5.373	02/13/22	2,467,076
2,000,000	g	MTN Mauritius Investment Ltd	6.500	10/13/26	2,027,468
3,200,000	g	Transnet SOC Ltd	4.000	07/26/22	3,134,304
		TOTAL SOUTH AFRICA			9,796,819

SRI LANKA - 0.7%
1,800,000	g,l	National Savings Bank	5.150	09/10/19	1,806,210
		TOTAL SRI LANKA			1,806,210

TRINIDAD AND TOBAGO - 0.6%
600,000	g	Petroleum Co of Trinidad & Tobago Ltd	6.000	05/08/22	597,750
1,100,000	g,h	Trinidad Generation UnLtd	5.250	11/04/27	1,096,810
		TOTAL TRINIDAD AND TOBAGO			1,694,560

TURKEY - 3.0%
1,500,000	g	Akbank TAS	5.125	03/31/25	1,455,502
1,800,000	g	Export Credit Bank of Turkey	5.375	10/24/23	1,799,460
1,300,000	g	KOC Holding AS.	5.250	03/15/23	1,329,413
1,200,000	g	Turk Telekomunikasyon AS.	4.875	06/19/24	1,182,851
1,300,000	g	Turkiye Halk Bankasi AS.	5.000	07/13/21	1,251,093
1,500,000	g	Turkiye Is Bankasi	5.500	04/21/22	1,493,878
		TOTAL TURKEY			8,512,197

UKRAINE - 0.4%
1,100,000	g	MHP S.A.	8.250	04/02/20	1,076,953
		TOTAL UKRAINE			1,076,953

UNITED KINGDOM - 0.9%
1,300,000	g,i	Standard Chartered plc	7.500	12/30/49	1,308,938
1,500,000	g	Tullow Oil plc	6.000	11/01/20	1,395,000
		TOTAL UNITED KINGDOM			2,703,938

UNITED STATES - 0.5%
1,500,000	g	Hyundai Capital America	2.750	09/27/26	1,448,503
		TOTAL UNITED STATES			1,448,503

VENEZUELA - 0.4%
3,175,000		Petroleos de Venezuela S.A.	5.375	04/12/27	1,161,415
		TOTAL VENEZUELA			1,161,415

		TOTAL CORPORATE BONDS			122,008,201
		(Cost $122,115,170)

GOVERNMENT BONDS - 53.2%

ANGOLA - 0.9%
2,725,000	g	Republic of Angola	9.500	11/12/25	2,658,526
		TOTAL ANGOLA			2,658,526
319

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

ARGENTINA - 2.3%
	$1,000,000	g	Provincia de Buenos Aires	5.750%	06/15/19	$1,025,000
	1,200,000		Provincia de Buenos Aires	9.125	03/16/24	1,329,000
	2,000,000	g	Provincia de Buenos Aires	7.875	06/15/27	2,055,000
	2,000,000	g	Provincia de Mendoza Argentina	8.375	05/19/24	2,085,000
			TOTAL ARGENTINA			6,494,000

AZERBAIJAN - 0.8%
	2,000,000	g	Southern Gas Corridor CJSC	6.875	03/24/26	2,256,160
			TOTAL AZERBAIJAN			2,256,160

BERMUDA - 0.9%
	2,500,000	g	Bermuda Government International Bond	3.717	01/25/27	2,505,875
			TOTAL BERMUDA			2,505,875

BRAZIL - 3.4%
	1,024,668	g	Brazil Loan Trust	5.477	07/24/23	1,032,353
	1,500,000	g	Brazil Minas SPE via State of Minas Gerais	5.333	02/15/28	1,470,000
BRL	9,850,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/21	2,966,641
	$1,910,000		Brazilian Government International Bond	4.250	01/07/25	1,890,900
	2,300,000		Brazilian Government International Bond	5.000	01/27/45	2,029,750
			TOTAL BRAZIL			9,389,644

COLOMBIA - 0.8%
	2,050,000		Colombia Government International Bond	6.125	01/18/41	2,342,125
			TOTAL COLOMBIA			2,342,125

COSTA RICA - 0.9%
	2,500,000	g	Costa Rica Government International Bond	7.158	03/12/45	2,612,500
			TOTAL COSTA RICA			2,612,500

COTE D'IVOIRE - 0.4%
	1,138,500	g,i	Ivory Coast Government International Bond (Step Bond)	5.750	12/31/32	1,113,913
			TOTAL COTE D'IVOIRE			1,113,913

CROATIA - 1.0%
	2,665,000	g	Croatia Government International Bond	6.375	03/24/21	2,959,864
			TOTAL CROATIA			2,959,864

DOMINICAN REPUBLIC - 2.5%
DOP	15,000,000	g	Dominican Republic Central Bank Notes	10.000	02/24/17	324,842
	65,000,000	g	Dominican Republic International Bond	16.000	02/10/17	1,430,211
	$1,200,000	g	Dominican Republic International Bond	5.875	04/18/24	1,248,000
	2,000,000	g	Dominican Republic International Bond	6.875	01/29/26	2,195,000
	1,560,000	g	Dominican Republic International Bond	7.450	04/30/44	1,727,700
			TOTAL DOMINICAN REPUBLIC			6,925,753

ECUADOR - 0.3%
	700,000	g	Ecuador Government International Bond	10.750	03/28/22	740,250
			TOTAL ECUADOR			740,250
320

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

EL SALVADOR - 0.6%
	$395,000	g	El Salvador Government International Bond	7.625%	09/21/34	$423,637
	1,250,000	g	El Salvador Government International Bond	7.650	06/15/35	1,295,750
			TOTAL EL SALVADOR			1,719,387

GHANA - 1.6%
	2,750,000	g	Republic of Ghana	7.875	08/07/23	2,629,154
	2,200,000	g	Republic of Ghana	8.125	01/18/26	2,107,043
			TOTAL GHANA			4,736,197

GREECE - 0.3%
EUR	958,000	g	Hellenic Republic Government International Bond	4.750	04/17/19	967,139
			TOTAL GREECE			967,139

GUATEMALA - 1.1%
	$1,775,000	g	Guatemala Government International Bond	4.500	05/03/26	1,819,375
	1,325,000	g	Guatemala Government International Bond	4.875	02/13/28	1,386,718
			TOTAL GUATEMALA			3,206,093

HUNGARY - 1.2%
	3,000,000		Hungary Government International Bond	5.750	11/22/23	3,502,953
			TOTAL HUNGARY			3,502,953

INDONESIA - 1.9%
	2,355,000	g	Indonesia Government International Bond	4.125	01/15/25	2,467,786
IDR	13,400,000,000		Indonesia Treasury Bond	8.250	07/15/21	1,073,888
	$1,600,000	g	Republic of Indonesia	5.250	01/17/42	1,755,910
			TOTAL INDONESIA			5,297,584

JAMAICA - 1.2%
	1,000,000		Jamaica Government International Bond	6.750	04/28/28	1,130,000
	1,950,000		Jamaica Government International Bond	8.000	03/15/39	2,271,477
			TOTAL JAMAICA			3,401,477

JORDAN - 0.9%
	2,500,000	g,h	Jordan Government International Bond	5.750	01/31/27	2,487,750
			TOTAL JORDAN			2,487,750

KAZAKHSTAN - 0.5%
	1,250,000	g	Kazakhstan Government International Bond	6.500	07/21/45	1,495,344
			TOTAL KAZAKHSTAN			1,495,344

KENYA - 0.3%
	750,000	g	Kenya Government International Bond	6.875	06/24/24	746,306
			TOTAL KENYA			746,306

KOREA, REPUBLIC OF - 0.5%
	1,325,000	g	Korea Housing Finance Corp	2.000	10/11/21	1,329,653
			TOTAL KOREA, REPUBLIC OF			1,329,653
321

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

LEBANON - 0.7%
	$1,025,000		Lebanon Government International Bond	6.250%	11/04/24	$985,632
	1,225,000		Lebanon Government International Bond	6.650	02/26/30	1,183,901
			TOTAL LEBANON			2,169,533

MALAYSIA - 1.0%
	2,000,000		1MDB Global Investments Ltd	4.400	03/09/23	1,753,252
MYR	4,450,000		Malaysia Government International Bond	3.955	09/15/25	1,076,547
			TOTAL MALAYSIA			2,829,799

MEXICO - 0.6%
MXN	32,540,000		Mexican Bonos	6.500	06/09/22	1,761,538
			TOTAL MEXICO			1,761,538

MONGOLIA - 0.8%
	$2,500,000	g	Mongolia Government International Bond	5.125	12/05/22	2,206,792
			TOTAL MONGOLIA			2,206,792

MOROCCO - 0.7%
	1,800,000	g	Morocco Government International Bond	5.500	12/11/42	2,024,561
			TOTAL MOROCCO			2,024,561

NAMIBIA - 0.8%
	2,225,000	g	Namibia Government International Bonds	5.250	10/29/25	2,307,654
			TOTAL NAMIBIA			2,307,654

PAKISTAN - 0.7%
	1,950,000	g	Third Pakistan International Sukuk Co Ltd	5.500	10/13/21	1,982,705
			TOTAL PAKISTAN			1,982,705

PANAMA - 0.6%
	1,400,000		Panama Government International Bond	6.700	01/26/36	1,853,250
			TOTAL PANAMA			1,853,250

PARAGUAY - 1.4%
	725,000	g	Paraguay Government International Bond	5.000	04/15/26	770,312
	2,750,000	g	Republic of Paraguay	6.100	08/11/44	3,038,750
			TOTAL PARAGUAY			3,809,062

PERU - 1.4%
PEN	960,000	g	Peruvian Government International Bond	6.350	08/12/28	293,733
	5,425,000	g	Peruvian Government International Bond	6.950	08/12/31	1,753,174
	$1,500,000		Peruvian Government International Bond	5.625	11/18/50	1,897,500
			TOTAL PERU			3,944,407

POLAND - 0.4%
PLN	4,150,000		Poland Government International Bond	4.000	10/25/23	1,128,859
			TOTAL POLAND			1,128,859
322

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

REPUBLIC OF SERBIA - 1.4%
	$3,925,000	g	Republic of Serbia	4.875%	02/25/20	$4,063,914
			TOTAL REPUBLIC OF SERBIA			4,063,914

RUSSIA - 3.0%
RUB	162,500,000		Russian Federal Bond - OFZ	7.000	08/16/23	2,367,071
	$1,570,000	g	Russian Foreign Bond - Eurobond	4.875	09/16/23	1,687,870
	2,600,000	g	Russian Foreign Bond - Eurobond	4.750	05/27/26	2,753,195
	1,600,000	g	Russian Foreign Bond - Eurobond	5.625	04/04/42	1,763,275
			TOTAL RUSSIA			8,571,411

SAUDI ARABIA - 0.9%
	2,500,000	g	Saudi Government International Bond	3.250	10/26/26	2,467,135
			TOTAL SAUDI ARABIA			2,467,135

SOUTH AFRICA - 2.6%
ZAR	23,600,000		South Africa Government Bond	7.000	02/28/31	1,456,182
	$2,350,000		South Africa Government International Bond	5.875	09/16/25	2,637,036
	1,040,000		South Africa Government International Bond	6.250	03/08/41	1,213,135
	2,400,000		South Africa Government International Bond	5.000	10/12/46	2,316,192
			TOTAL SOUTH AFRICA			7,622,545

SRI LANKA - 1.1%
	1,250,000	g	Sri Lanka Government International Bond	5.750	01/18/22	1,265,788
	1,850,000	g	Sri Lanka Government International Bond	6.850	11/03/25	1,947,933
			TOTAL SRI LANKA			3,213,721

SUPRANATIONAL - 0.5%
IDR	18,100,000,000		European Investment Bank	4.950	03/01/19	1,329,090
			TOTAL SUPRANATIONAL			1,329,090

SURINAME - 0.3%
	$748,000	g	Republic of Suriname	9.250	10/26/26	781,765
			TOTAL SURINAME			781,765

TUNISIA - 0.6%
	1,725,000	g	Banque Centrale de Tunisie S.A.	5.750	01/30/25	1,665,343
			TOTAL TUNISIA			1,665,343

TURKEY - 3.6%
TRY	3,860,000		Turkey Government Bond	10.500	01/15/20	1,290,524
	$525,000		Turkey Government International Bond	7.500	11/07/19	582,766
	2,075,000		Turkey Government International Bond	5.125	03/25/22	2,143,116
	2,000,000		Turkey Government International Bond	4.875	10/09/26	1,993,552
	1,500,000		Turkey Government International Bond	6.875	03/17/36	1,704,047
	1,975,000		Turkey Government International Bond	6.625	02/17/45	2,211,830
			TOTAL TURKEY			9,925,835
323

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

UKRAINE - 2.1%
	$2,825,000	g	Ukraine Government International Bond	7.750%	09/01/19	$2,816,525
	2,950,000	g	Ukraine Government International Bond	7.750	09/01/27	2,804,713
	520,000	g,i	Ukraine Government International Bond	0.000	05/31/40	164,356
			TOTAL UKRAINE			5,785,594

UNITED STATES - 0.3%
GHS	2,965,000	g,i	Citigroup Global Markets Holdings, Inc	3.950	06/28/21	847,425
			TOTAL UNITED STATES			847,425

URUGUAY - 1.7%
	1,325,000		Uruguay Government International Bond	4.375	10/27/27	1,399,531
	3,450,000		Uruguay Government International Bond	5.100	06/18/50	3,432,750
			TOTAL URUGUAY			4,832,281

VENEZUELA - 0.9%
	1,680,000		Venezuela Government International Bond	7.750	10/13/19	852,600
	2,200,000		Venezuela Government International Bond	11.750	10/21/26	1,215,500
	1,250,000		Venezuela Government International Bond	9.250	05/07/28	579,375
			TOTAL VENEZUELA			2,647,475

VIETNAM - 0.5%
	1,325,000	g	Vietnam Government International Bond	4.800	11/19/24	1,401,943
			TOTAL VIETNAM			1,401,943

ZAMBIA - 0.3%
	750,000	g	Zambia Government International Bond	8.970	07/30/27	735,324
			TOTAL ZAMBIA			735,324

			TOTAL GOVERNMENT BONDS			150,797,454
			(Cost $146,822,748)

			TOTAL BONDS			272,805,655
			(Cost $268,937,918)

SHORT-TERM INVESTMENTS - 2.3%
UNITED STATES - 2.3%
	6,400,000		Federal Home Loan Bank (FHLB)	0.150	11/01/16	6,400,000
			TOTAL UNITED STATES			6,400,000

			TOTAL SHORT-TERM INVESTMENTS			6,400,000
			(Cost $6,400,000)

			TOTAL INVESTMENTS - 98.6%			279,205,655
			(Cost $275,337,918)
			OTHER ASSETS & LIABILITIES, NET - 1.4%			3,997,498
			NET ASSETS - 100.0%			$283,203,153
324

Abbreviation(s):

BRL	Brazilian Real
DOP	Dominican Peso
EUR	Euro
GHS	Ghanaian Cedi
IDR	Indonesian Rupiah
MXN	Mexican Pesa
MYR	Malaysian Ringgit
PEN	Peruvian Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

i	Floating or variable rate security. Coupon rate reflects the rate at period end.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2016, the aggregate value of these securities amounted to $201,540,697 or 71.2% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.
l	All or a portion of these securities have been segregated by the custodian to cover collateral requirements on swap agreements.
m	Indicates a security that has been deemed illiquid.
q	In default
325

TIAA-CREF FUNDS - Emerging Markets Debt Fund

TIAA-CREF FUNDS

EMERGING MARKETS DEBT FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2016

		% OF
SECTOR	VALUE	NET ASSETS
GOVERNMENT	$150,797,454	53.2%
FINANCIALS	33,220,267	11.7
UTILITIES	26,492,595	9.4
ENERGY	19,424,025	6.9
INDUSTRIALS	11,296,565	4.0
TELECOMMUNICATION SERVICES	9,128,398	3.2
MATERIALS	8,795,935	3.1
CONSUMER DISCRETIONARY	6,809,639	2.4
INFORMATION TECHNOLOGY	3,479,824	1.2
CONSUMER STAPLES	3,360,953	1.2
SHORT - TERM INVESTMENTS	6,400,000	2.3
OTHER ASSETS & LIABILITIES, NET	3,997,498	1.4

NET ASSETS	$283,203,153	100.0%
326

TIAA-CREF FUNDS - International Bond Fund

TIAA-CREF FUNDS

INTERNATIONAL BOND FUND

SCHEDULE OF INVESTMENTS

October 31, 2016

					MATURITY
PRINCIPAL			ISSUER	RATE	DATE	VALUE

BONDS - 93.4%

CORPORATE BONDS - 23.8%

ARGENTINA - 0.2%
	$400,000	g	YPF S.A.	8.500%	03/23/21	$439,880
			TOTAL ARGENTINA			439,880

AUSTRALIA - 0.2%
EUR	400,000		BHP Billiton Finance Ltd	0.750	10/28/22	445,182
			TOTAL AUSTRALIA			445,182

AZERBAIJAN - 0.1%
	$300,000		State Oil Co of the Azerbaijan Republic	4.750	03/13/23	298,598
			TOTAL AZERBAIJAN			298,598

BRAZIL - 0.7%
	650,000	g	Itau Unibanco Holding S.A.	5.125	05/13/23	647,530
	350,000		Petrobras International Finance Co	5.750	01/20/20	361,200
	475,000	g	Ultrapar International S.A.	5.250	10/06/26	482,078
			TOTAL BRAZIL			1,490,808

CANADA - 0.3%
	600,000	g	Eldorado Gold Corp	6.125	12/15/20	606,000
			TOTAL CANADA			606,000

CHILE - 0.4%
	300,000		Corp Nacional del Cobre de Chile	4.500	08/13/23	317,707
	300,000	g	Empresa Nacional del Petroleo	3.750	08/05/26	299,736
	500,000		Enersis Americas S.A.	4.000	10/25/26	499,300
			TOTAL CHILE			1,116,743

CHINA - 0.2%
	450,000		Industrial & Commercial Bank of China Ltd	2.452	10/20/21	450,795
			TOTAL CHINA			450,795

COSTA RICA - 0.2%
	500,000	g	Banco Nacional de Costa Rica	5.875	04/25/21	519,325
			TOTAL COSTA RICA			519,325

CROATIA - 0.2%
	300,000	g	Hrvatska Elektroprivreda	5.875	10/23/22	326,233
			TOTAL CROATIA			326,233
327

TIAA-CREF FUNDS - International Bond Fund

					MATURITY
PRINCIPAL			ISSUER	RATE	DATE	VALUE

FRANCE - 1.4%
EUR	400,000		Credit Agricole S.A.	0.875%	01/19/22	$450,720
	900,000		Engie S.A.	2.375	05/19/26	1,140,184
	400,000		Societe Generale S.A.	0.750	02/19/21	448,432
	900,000		Total Capital International S.A.	2.500	03/25/26	1,151,524
			TOTAL FRANCE			3,190,860

GERMANY - 1.6%
	200,000		Bayer AG.	1.875	01/25/21	234,154
GBP	400,000		BMW Finance NV	0.875	08/16/22	473,921
EUR	400,000		Daimler AG.	0.875	01/12/21	452,237
	800,000		Deutsche Bank AG.	1.250	09/08/21	866,179
	600,000		Deutsche Telekom International Finance BV	1.500	04/03/28	684,875
	350,000	g,o	IHO Verwaltungs GmbH	3.750	09/15/26	379,514
GBP	300,000		Volkswagen Financial Services NV	1.750	04/17/20	368,489
	$350,000	g	ZF North America Capital, Inc	4.750	04/29/25	369,250
			TOTAL GERMANY			3,828,619

HONG KONG - 0.2%
	500,000	g	CK Hutchison International 16 Ltd	2.750	10/03/26	487,743
			TOTAL HONG KONG			487,743

INDIA - 0.3%
	500,000	g	Export-Import Bank of India	3.375	08/05/26	496,164
	300,000		Indian Railway Finance Corp Ltd	3.917	02/26/19	312,382
			TOTAL INDIA			808,546

ITALY - 0.2%
EUR	400,000		Intesa Sanpaolo S.p.A	3.500	01/17/22	493,605
			TOTAL ITALY			493,605

KAZAKHSTAN - 0.2%
	$500,000	g	Tengizchevroil Finance Co International Ltd	4.000	08/15/26	482,039
			TOTAL KAZAKHSTAN			482,039

KUWAIT - 0.2%
	500,000	g	Equate Petrochemical BV	3.000	03/03/22	493,024
			TOTAL KUWAIT			493,024

LUXEMBOURG - 0.3%
EUR	600,000	g	Altice Luxembourg S.A.	7.250	05/15/22	688,661
			TOTAL LUXEMBOURG			688,661

MEXICO - 0.8%
	$300,000	g	Cemex SAB de C.V.	6.125	05/05/25	310,500
	200,000	g	Comision Federal de Electricidad	4.750	02/23/27	203,000
	450,000	g	El Puerto de Liverpool SAB de C.V.	3.875	10/06/26	441,000
	400,000	g	Mexico City Airport Trust	4.250	10/31/26	407,600
	275,000		Petroleos Mexicanos	4.875	01/24/22	281,132
EUR	200,000		Petroleos Mexicanos	1.875	04/21/22	212,093
			TOTAL MEXICO			1,855,325
328

TIAA-CREF FUNDS - International Bond Fund

					MATURITY
PRINCIPAL			ISSUER	RATE	DATE	VALUE

NETHERLANDS - 1.0%
	$300,000		AerCap Ireland Capital Ltd	4.625%	10/30/20	$315,750
EUR	300,000		Heineken NV	2.875	08/04/25	388,042
	350,000	g	Lincoln Finance Ltd	6.875	04/15/21	417,408
	900,000		Shell International Finance BV	1.875	09/15/25	1,089,488
			TOTAL NETHERLANDS			2,210,688

RUSSIA - 0.2%
	$425,000	g	LUKOIL International Finance BV	4.750	11/02/26	425,031
			TOTAL RUSSIA			425,031

SOUTH AFRICA - 0.3%
	375,000	g	MTN Mauritius Investment Ltd	5.373	02/13/22	377,614
	300,000	g	Transnet SOC Ltd	4.000	07/26/22	293,841
			TOTAL SOUTH AFRICA			671,455

SPAIN - 1.0%
EUR	900,000		Iberdrola International BV	1.125	04/21/26	1,010,677
	400,000		Repsol International Finance BV	3.625	10/07/21	504,144
	900,000		Santander International Debt SAU	1.375	12/14/22	1,031,604
			TOTAL SPAIN			2,546,425

SWEDEN - 1.2%
SEK	22,000,000		Skandinaviska Enskilda Banken AB	1.500	12/15/21	2,570,679
	$350,000	g	Stena AB	7.000	02/01/24	284,375
			TOTAL SWEDEN			2,855,054

SWITZERLAND - 1.5%
EUR	400,000		Credit Suisse Group Funding Guernsey Ltd	1.250	04/14/22	438,653
GBP	500,000		Credit Suisse Group Funding Guernsey Ltd	3.000	05/27/22	621,884
	1,000,000		Glencore Finance Europe S.A.	6.500	02/27/19	1,345,817
EUR	900,000		Tyco Electronics Group S.A.	1.100	03/01/23	1,006,600
			TOTAL SWITZERLAND			3,412,954

TRINIDAD AND TOBAGO - 0.1%
	$275,000	g,h	Trinidad Generation UnLtd	5.250	11/04/27	274,203
			TOTAL TRINIDAD AND TOBAGO			274,203

TURKEY - 0.4%
	400,000	g	Export Credit Bank of Turkey	5.375	10/24/23	399,880
	600,000	g	Turkiye Halk Bankasi AS.	5.000	07/13/21	577,427
			TOTAL TURKEY			977,307

UNITED KINGDOM - 2.5%
GBP	600,000		BAE Systems plc	4.125	06/08/22	824,331
	600,000		BAT International Finance plc	1.750	07/05/21	738,052
EUR	400,000		BAT Netherlands Finance BV	2.375	01/19/23	486,027
GBP	500,000		British Telecommunications plc	5.750	12/07/28	821,398
EUR	600,000		Delphi Automotive plc	1.600	09/15/28	656,380
	500,000		Diageo Finance plc	2.375	05/20/26	623,206
329

TIAA-CREF FUNDS - International Bond Fund

					MATURITY
PRINCIPAL			ISSUER	RATE	DATE	VALUE

EUR	600,000		FCE Bank plc	1.134%	02/10/22	$671,354
GBP	400,000		Unilever plc	2.000	12/19/18	503,705
EUR	350,000	g	Virgin Media Finance plc	4.500	01/15/25	381,047
			TOTAL UNITED KINGDOM			5,705,500

UNITED STATES - 7.9%
EUR	350,000	g	Adient Global Holdings Ltd	3.500	08/15/24	381,890
	1,300,000		Aon plc	2.875	05/14/26	1,585,663
	400,000		AT&T, Inc	3.500	12/17/25	522,657
	350,000		Axalta Coating Systems Dutch Holding BV	3.750	01/15/25	384,743
	350,000		Ball Corp	4.375	12/15/23	431,893
	600,000	g	Gates Global LLC	5.750	07/15/22	627,746
	300,000		General Electric Co	1.875	05/28/27	360,543
	600,000		General Motors Financial International BV	1.168	05/18/20	673,216
	$300,000	g	Hyundai Capital America	1.750	09/27/19	298,349
EUR	900,000		Illinois Tool Works, Inc	1.250	05/22/23	1,031,382
	350,000		International Game Technology plc	4.750	02/15/23	416,352
	600,000		Johnson & Johnson	1.150	11/20/28	680,012
	1,300,000		Kinder Morgan, Inc	2.250	03/16/27	1,425,423
	$350,000		MGM Resorts International	4.625	09/01/26	336,875
EUR	100,000		Mondelez International, Inc	2.375	03/06/35	113,184
GBP	700,000		Mondelez International, Inc	3.875	03/06/45	918,670
	$350,000	g	Owens-Brockway Glass Container, Inc	6.375	08/15/25	384,125
EUR	900,000		PepsiCo, Inc	0.875	07/18/28	971,954
	500,000		ProLogis LP	3.000	06/02/26	634,464
	$350,000	g	Sensata Technologies BV	5.000	10/01/25	358,750
EUR	200,000		Simon International Finance S.C.A	1.250	05/13/25	225,538
	900,000		Southern Power Co	1.850	06/20/26	1,024,160
	900,000		SYSCO Corp	1.250	06/23/23	1,010,617
	1,700,000		Thermo Fisher Scientific, Inc	1.375	09/12/28	1,824,185
	$350,000		Tronox Finance LLC	6.375	08/15/20	314,125
GBP	300,000		Welltower, Inc	4.800	11/20/28	423,397
EUR	400,000		Whirlpool Finance Luxembourg Sarl	1.250	11/02/26	434,345
	350,000	g	XPO Logistics, Inc	5.750	06/15/21	400,234
			TOTAL UNITED STATES			18,194,492

			TOTAL CORPORATE BONDS			55,295,095
			(Cost $56,967,643)

GOVERNMENT BONDS - 69.6%

ARGENTINA - 0.9%
	$2,000,000	g	Provincia de Buenos Aires	7.875	06/15/27	2,055,000
			TOTAL ARGENTINA			2,055,000

AUSTRALIA - 2.4%
AUD	2,525,000		Australia Government International Bond	3.250	10/21/18	1,980,708
	$1,600,000		Australia Government International Bond	5.750	05/15/21	1,424,975
	750,000		Australia Government International Bond	3.750	04/21/37	643,245
	900,000		New South Wales Treasury Corp	4.000	04/08/21	743,495
	895,000		Treasury Corp of Victoria	6.000	06/15/20	779,173
			TOTAL AUSTRALIA			5,571,596
330

TIAA-CREF FUNDS - International Bond Fund

					MATURITY
PRINCIPAL			ISSUER	RATE	DATE	VALUE

BELGIUM - 0.9%
EUR	1,950,000	g	Belgium Government International Bond	1.000%	06/22/31	$2,207,856
			TOTAL BELGIUM			2,207,856

BERMUDA - 1.1%
	$2,500,000	g	Bermuda Government International Bond	3.717	01/25/27	2,505,875
			TOTAL BERMUDA			2,505,875

BRAZIL - 1.3%
BRL	7,250,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/19	2,213,822
	3,250,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/27	940,679
			TOTAL BRAZIL			3,154,501

CANADA - 3.1%
CAD	2,700,000	g	Canada Housing Trust No	1.150	12/15/21	2,013,617
	1,000,000		Canadian Government Bond	5.000	06/01/37	1,164,505
	800,000		Canadian Government International Bond	0.250	05/01/18	593,884
	1,300,000		Canadian Government International Bond	1.500	06/01/26	993,333
	1,350,000		Province of British Columbia Canada	3.250	12/18/21	1,102,354
	1,520,000		Province of British Columbia Canada	3.200	06/18/44	1,232,738
			TOTAL CANADA			7,100,431

COLOMBIA - 0.1%
COP	960,000,000		Colombian TES	7.000	05/04/22	320,730
			TOTAL COLOMBIA			320,730

DENMARK - 0.3%
DKK	4,565,000		Denmark Government International Bond	1.750	11/15/25	762,204
			TOTAL DENMARK			762,204

FRANCE - 2.8%
EUR	400,000		Caisse d’Amortissement de la Dette Sociale	1.375	11/25/24	481,049
	3,325,000		France Government Bond OAT	1.500	05/25/31	4,013,824
	1,235,000		France Government Bond OAT	3.250	05/25/45	1,987,571
			TOTAL FRANCE			6,482,444

GERMANY - 0.6%
	1,300,000		Bundesrepublik Deutschland	0.010	08/15/26	1,404,142
	60,000		Bundesrepublik Deutschland	2.500	08/15/46	95,494
			TOTAL GERMANY			1,499,636

GHANA - 0.5%
	$1,325,000	g	Republic of Ghana	7.875	08/07/23	1,266,774
			TOTAL GHANA			1,266,774

GREECE - 0.7%
EUR	1,525,000	g	Hellenic Republic Government International Bond	4.750	04/17/19	1,539,548
			TOTAL GREECE			1,539,548
331

TIAA-CREF FUNDS - International Bond Fund

					MATURITY
PRINCIPAL			ISSUER	RATE	DATE	VALUE

GUATEMALA - 0.9%
	$1,975,000	g	Guatemala Government International Bond	4.500%	05/03/26	$2,024,375
			TOTAL GUATEMALA			2,024,375

HUNGARY - 0.9%
HUF	528,200,000		Hungary Government International Bond	6.500	06/24/19	2,141,438
			TOTAL HUNGARY			2,141,438

INDONESIA - 1.1%
EUR	1,395,000	g	Indonesia Government International Bond	2.625	06/14/23	1,589,769
IDR	7,255,000,000		Indonesia Treasury Bond	8.250	07/15/21	581,422
	3,835,000,000		Indonesia Treasury Bond	8.375	09/15/26	312,817
			TOTAL INDONESIA			2,484,008

IRELAND - 1.5%
EUR	1,075,000		Ireland Government International Bond	3.900	03/20/23	1,467,102
	1,840,000		Ireland Government International Bond	1.000	05/15/26	2,085,334
			TOTAL IRELAND			3,552,436

ISRAEL - 0.9%
ILS	3,205,000		Israel Government Bond-Fixed	6.250	10/30/26	1,169,891
	2,300,000		Israel Government Bond-Fixed	5.500	01/31/42	870,263
			TOTAL ISRAEL			2,040,154

ITALY - 6.2%
EUR	4,830,000		Italy Buoni Poliennali Del Tesoro	0.450	06/01/21	5,277,665
	2,560,000	g	Italy Buoni Poliennali Del Tesoro	4.750	08/01/23	3,494,888
	2,745,000		Italy Buoni Poliennali Del Tesoro	1.600	06/01/26	3,011,944
	435,000		Italy Buoni Poliennali Del Tesoro	1.250	12/01/26	458,839
	890,000	g	Italy Buoni Poliennali Del Tesoro	1.650	03/01/32	929,969
	900,000	g	Italy Buoni Poliennali Del Tesoro	3.250	09/01/46	1,099,379
			TOTAL ITALY			14,272,684

JAMAICA - 0.7%
	$1,350,000		Jamaica Government International Bond	8.000	03/15/39	1,572,561
			TOTAL JAMAICA			1,572,561

JAPAN - 13.1%
	2,250,000	h	Japan Bank for International Cooperation	2.250	11/04/26	2,244,699
JPY	50,000,000		Japan Finance Corp	0.001	09/26/22	476,580
	40,000,000		Japan Finance Organization for Municipalities	1.300	01/20/20	397,493
	20,000,000		Japan Finance Organization for Municipalities	1.400	02/14/20	199,553
	10,000,000		Japan Finance Organization for Municipalities	1.300	03/13/20	99,545
	70,000,000		Japan Finance Organization for Municipalities	0.001	05/30/22	667,276
	13,000,000		Japan Finance Organization for Municipalities	0.835	08/14/23	130,845
	13,000,000		Japan Finance Organization for Municipalities	0.440	08/15/25	128,375
	21,000,000		Japan Finance Organization for Municipalities	0.320	01/19/26	205,461
	30,000,000		Japan Finance Organization for Municipalities	0.145	02/16/26	288,937
	14,000,000		Japan Finance Organization for Municipalities	0.020	05/22/26	133,269
	234,150,000		Japan Government Five Year Bond	0.200	06/20/19	2,259,290
332

TIAA-CREF FUNDS - International Bond Fund

					MATURITY
PRINCIPAL			ISSUER	RATE	DATE	VALUE

JPY	119,600,000		Japan Government Five Year Bond	0.100%	06/20/20	$1,153,844
	64,950,000		Japan Government Ten Year Bond	0.100	09/20/26	628,899
	348,450,000		Japan Government Thirty Year Bond	2.500	09/20/34	4,606,597
	286,200,000		Japan Government Thirty Year Bond	0.500	09/20/46	2,720,147
	338,100,000		Japan Government Twenty Year Bond	1.900	03/22/21	3,522,753
	548,500,000		Japan Government Twenty Year Bond	2.100	03/20/26	6,306,113
	413,300,000		Japan Government Twenty Year Bond	0.400	03/20/36	3,968,275
			TOTAL JAPAN			30,137,951

JORDAN - 0.5%
	$1,075,000	g,h	Jordan Government International Bond	5.750	01/31/27	1,069,732
			TOTAL JORDAN			1,069,732

KOREA, REPUBLIC OF - 3.2%
	500,000	g	Korea Housing Finance Corp	2.000	10/11/21	501,756
KRW	5,707,900,000		Korea Treasury Bond	1.875	06/10/26	5,075,569
	1,791,400,000		Korea Treasury Bond	2.625	09/10/35	1,784,142
			TOTAL KOREA, REPUBLIC OF			7,361,467

LITHUANIA - 0.9%
	$1,775,000	g	Lithuania Government International Bond	7.375	02/11/20	2,087,995
			TOTAL LITHUANIA			2,087,995

MALAYSIA - 2.0%
MYR	14,025,000		Malaysia Government International Bond	3.800	08/17/23	3,395,611
	5,275,000		Malaysia Government International Bond	4.254	05/31/35	1,246,887
			TOTAL MALAYSIA			4,642,498

MOROCCO - 0.4%
	$875,000	g	Morocco Government International Bond	4.250	12/11/22	931,087
			TOTAL MOROCCO			931,087

NEW ZEALAND - 0.2%
NZD	50,000		New Zealand Government International Bond	6.000	05/15/21	41,605
	525,000		New Zealand Government International Bond	4.500	04/15/27	437,138
			TOTAL NEW ZEALAND			478,743

NORWAY - 0.5%
NOK	8,670,000	g	Norway Government International Bond	1.500	02/19/26	1,060,320
			TOTAL NORWAY			1,060,320

PARAGUAY - 0.8%
	$1,800,000	g	Paraguay Government International Bond	5.000	04/15/26	1,912,500
			TOTAL PARAGUAY			1,912,500

PERU - 0.5%
PEN	1,330,000	g	Peruvian Government International Bond	8.200	08/12/26	468,347
	2,199,000	g	Peruvian Government International Bond	6.350	08/12/28	672,833
			TOTAL PERU			1,141,180
333

TIAA-CREF FUNDS - International Bond Fund

					MATURITY
PRINCIPAL			ISSUER	RATE	DATE	VALUE

POLAND - 0.7%
PLN	6,340,000		Poland Government International Bond	4.000%	10/25/23	$1,724,571
			TOTAL POLAND			1,724,571

ROMANIA - 0.7%
	$1,500,000	g	Romanian Government International Bond	2.875	05/26/28	1,735,336
			TOTAL ROMANIA			1,735,336

RUSSIA - 1.7%
RUB	153,075,000		Russian Federal Bond - OFZ	6.200	01/31/18	2,345,821
	13,000,000		Russian Federal Bond - OFZ	7.000	08/16/23	189,366
	$1,400,000	g	Russian Foreign Bond - Eurobond	4.750	05/27/26	1,482,489
			TOTAL RUSSIA			4,017,676

SAUDI ARABIA - 0.8%
	2,000,000	g	Saudi Government International Bond	3.250	10/26/26	1,973,708
			TOTAL SAUDI ARABIA			1,973,708

SINGAPORE - 0.2%
SGD	630,000		Singapore Government International Bond	2.875	09/01/30	492,602
			TOTAL SINGAPORE			492,602

SLOVENIA - 0.9%
	$1,850,000	g	Slovenia Government International Bond	5.500	10/26/22	2,138,776
			TOTAL SLOVENIA			2,138,776

SOUTH AFRICA - 1.3%
ZAR	16,500,000		South Africa Government Bond	7.000	02/28/31	1,018,094
	4,550,000		South Africa Government International Bond	10.500	12/21/26	375,740
	$700,000		South Africa Government International Bond	4.300	10/12/28	677,250
ZAR	7,800,000		South Africa Government International Bond	8.750	01/31/44	541,590
	$525,000		South Africa Government International Bond	5.000	10/12/46	506,667
			TOTAL SOUTH AFRICA			3,119,341

SPAIN - 3.4%
	200,000	g	Instituto de Credito Oficial	1.625	09/14/18	200,139
EUR	1,100,000		Instituto de Credito Oficial	4.375	05/20/19	1,338,778
	3,475,000	g	Spain Government Bond	4.300	10/31/19	4,302,717
	1,400,000	g	Spain Government Bond	4.200	01/31/37	2,107,990
			TOTAL SPAIN			7,949,624

SUPRANATIONAL - 2.8%
INR	45,000,000		Asian Development Bank	6.200	10/06/26	687,430
	72,500,000		European Bank for Reconstruction & Development	5.625	03/15/17	1,079,987
IDR	5,700,000,000		European Bank for Reconstruction & Development	8.350	06/01/17	440,754
	6,000,000,000		European Bank for Reconstruction & Development	7.250	08/22/17	460,208
INR	34,500,000		European Bank for Reconstruction & Development	5.750	03/19/18	510,993
IDR	5,700,000,000		Inter-American Development Bank	7.250	07/17/17	436,489
	3,000,000,000		Inter-American Development Bank	7.350	09/12/18	231,270
	5,400,000,000		Inter-American Development Bank	9.500	04/15/19	432,356
NZD	200,000		Inter-American Development Bank	3.500	05/15/21	146,542
334

TIAA-CREF FUNDS - International Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE

AUD	1,050,000	Inter-American Development Bank	4.750%	08/27/24	$910,215
NZD	320,000	International Bank for Reconstruction & Development	3.500	01/22/21	235,131
INR	41,000,000	International Finance Corp	7.800	06/03/19	638,274
		TOTAL SUPRANATIONAL			6,209,649

SWEDEN - 0.9%
SEK	2,100,000	Kommuninvest I Sverige AB	1.000	09/15/21	242,019
	7,200,000	Sweden Government International Bond	2.500	05/12/25	964,918
	7,305,000	Sweden Government International Bond	2.250	06/01/32	980,107
		TOTAL SWEDEN			2,187,044

THAILAND - 0.8%
THB	6,700,000	Thailand Government Bond	1.875	06/17/22	190,367
	30,575,000	Thailand Government International Bond	3.850	12/12/25	995,160
	18,125,000	Thailand Government International Bond	3.400	06/17/36	578,646
		TOTAL THAILAND			1,764,173

TURKEY - 0.7%
TRY	5,275,000	Turkey Government International Bond	7.400	02/05/20	1,636,686
		TOTAL TURKEY			1,636,686

UNITED KINGDOM - 5.7%
GBP	1,575,000	United Kingdom Gilt	1.750	07/22/19	2,003,105
	810,000	United Kingdom Gilt	1.500	01/22/21	1,029,937
	600,000	United Kingdom Gilt	2.250	09/07/23	802,266
	1,200,000	United Kingdom Gilt	2.750	09/07/24	1,663,025
	270,000	United Kingdom Gilt	1.500	07/22/26	338,791
	1,580,000	United Kingdom Gilt	4.750	12/07/30	2,732,012
	450,000	United Kingdom Gilt	4.250	06/07/32	752,213
	1,165,000	United Kingdom Gilt	4.250	03/07/36	2,004,741
	830,000	United Kingdom Gilt	3.500	01/22/45	1,376,194
	200,000	United Kingdom Gilt	2.500	07/22/65	308,016
		TOTAL UNITED KINGDOM			13,010,300

		TOTAL GOVERNMENT BONDS			161,337,210
		(Cost $166,019,464)

		TOTAL BONDS			216,632,305
		(Cost $222,987,107)

SHORT-TERM INVESTMENTS - 6.9%
UNITED STATES - 6.9%
	$16,000,000	Federal Home Loan Bank (FHLB)	0.150	11/01/16	16,000,000
		TOTAL UNITED STATES			16,000,000

		TOTAL SHORT-TERM INVESTMENTS			16,000,000
		(Cost $16,000,000)

		TOTAL INVESTMENTS - 100.3%			232,632,305
		(Cost $238,987,107)
		OTHER ASSETS & LIABILITIES, NET - (0.3)%			(717,079)
		NET ASSETS - 100.0%			$231,915,226
335

TIAA-CREF FUNDS - International Bond Fund

Abbreviation(s):
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
ZAR	South African Rand

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2016, the aggregate value of these securities amounted to $57,333,972 or 24.7% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.
o	Payment in Kind Bond
336

TIAA-CREF FUNDS - International Bond Fund

TIAA-CREF FUNDS

INTERNATIONAL BOND FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2016

		% OF
SECTOR	VALUE	NET ASSETS
GOVERNMENT	$161,337,210	69.6%
FINANCIALS	14,185,647	6.1
UTILITIES	7,176,841	3.1
CONSUMER DISCRETIONARY	6,498,425	2.8
CONSUMER STAPLES	5,617,994	2.4
INDUSTRIALS	4,821,734	2.1
ENERGY	4,821,275	2.1
TELECOMMUNICATION SERVICES	3,476,252	1.5
MATERIALS	2,749,093	1.2
HEALTH CARE	2,504,197	1.1
INFORMATION TECHNOLOGY	1,725,893	0.7
REAL ESTATE	1,283,399	0.5
CONSUMER PRODUCTS & SERVICES	434,345	0.2
SHORT - TERM INVESTMENTS	16,000,000	6.9
OTHER ASSETS & LIABILITIES, NET	(717,079)	(0.3)

NET ASSETS	$231,915,226	100.0%
337

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the TIAA-CREF Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the Enhanced Large-Cap Growth Index Fund, Enhanced Large-Cap Value Index Fund, Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Social Choice Low Carbon Equity Fund, Emerging Markets Equity Fund, Enhanced International Equity Index Fund, Global Natural Resources Fund, International Equity Fund, International Opportunities Fund, Social Choice International Equity Fund, Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, International Equity Index Fund, Emerging Markets Debt Fund, International Bond Fund, and Small/Mid-Cap Equity Fund (twenty-six of the portfolios constituting the TIAA-CREF Funds, hereinafter referred to as the “Funds”) at October 31, 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedules of investments (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 16, 2016

338

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing date of the report under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for this annual reporting period.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s annual period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics for Senior Financial Officers

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF FUNDS

Dated: December 16, 2016	By:	/s/Robert G. Leary
Robert G. Leary
Principal Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: December 16, 2016	By:	/s/Robert G. Leary
Robert G. Leary
Principal Executive Officer and President
(principal executive officer)

Dated: December 16, 2016	By:	/s/Glenn E. Brightman
Glenn E. Brightman
Principal Financial Officer, Principal Accounting
Officer and Treasurer
(principal financial officer)

EXHIBIT INDEX

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics for Senior Financial Officers

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer